Market Vectors Alternative Energy ETF

AMERICAN SUPERCONDUCTOR CORPORATION
Security		030111108	Meeting Type	Annual
Ticker Symbol		AMSC	Meeting Date	07-Aug-2008
ISIN		US0301111086	Agenda	932930680 - Management
Item	Proposal		Type	Vote	For/Against Management
1A	ELECTION OF DIRECTOR: GREGORY J. YUREK		Management	For	For
1B	ELECTION OF DIRECTOR: VIKRAM S. BUDHRAJA		Management	For	For
1C	ELECTION OF DIRECTOR: PETER O. CRISP		Management	For	For
1D	ELECTION OF DIRECTOR: RICHARD DROUIN		Management	For	For
1E	ELECTION OF DIRECTOR: DAVID R. OLIVER, JR.		Management	For	For
1F	ELECTION OF DIRECTOR: JOHN B. VANDER SANDE		Management	For	For
1G	ELECTION OF DIRECTOR: JOHN W. WOOD, JR.		Management	For	For
02
TO RATIFY THE SELECTION BY THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS OF
PRICEWATERHOUSECOOPERS LLP AS AMERICAN
SUPERCONDUCTOR'S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR.
			Management	For	For

AVX CORPORATION
Security		002444107	Meeting Type	Annual
Ticker Symbol		AVX	Meeting Date	23-Jul-2008
ISIN		US0024441075	Agenda	932925463 - Management
Item	Proposal		Type	Vote	For/Against Management
01	DIRECTOR		Management
1	KENSUKE ITOH			For	For
2	YUZO YAMAMURA			For	For
3	DONALD B. CHRISTIANSEN			For	For
02	TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2009.		Management	For	For

BYD CO LTD
Security		Y1023R104	Meeting Type	Class Meeting
Ticker Symbol			Meeting Date	03-Dec-2008
ISIN		CNE100000296	Agenda	701735459 - Management
Item	Proposal		Type	Vote	For/Against Management
"PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR "AGAINST" FOR-RESOLUTIONS I TO II. THANK YOU."			Non-Voting
S.I
Approve and ratify the strategic investment and subscription agreement as specified entered into between the Company and
MidAmerican Energy Holdings Company [MidAmerican Energy or
the Investor] on 26 SEP 2008 in respect of the direct issue of overseas listed foreign shares [H Shares] by the Company to the
Investor [the Direct New Issue]; the authorization of Mr. Wang
Chuan-fu, the Chairman of the Board to execute the Subscription
Agreement and other related legal documents and the
implementation of the direct new issue by the Company on and subject to the following principal terms and conditions; A) type of shares to be issued: H Shares [listed on the Main Board of the
Stock Exchange of Hong Kong Limited [the Stock Exchange]]; B)
nominal value: nominal value of RMB 1.00 per share; C) number of shares to be issued: 225,000,000 H Shares [representing [i]
approximately 10.98% of the total registered capital and
approximately 39.61% of the H Shares in issue before the issue and [ii] approximately 9.89% of the tot
			Management	For	For
S.II
Authorize the Board or a Director to the Direct New Issue, to deal with any matters or take any actions in connection with the Direct
New Issue, including but not limited to the following: A) to execute any agreement, contract or other documents in connection with the Direct New Issue; B) to apply for and obtain the approvals for the direct new issue from the China Securities Regulatory
Commission, the supervisory authorities on commerce and all
other relevant governmental authorities, the approvals for the amendments to the Articles of Association of the Company from the supervisory authorities on commerce, the approval for the listing of and permission to deal in the shares to be issued under the Direct New Issue from the Stock Exchange, and to prepare, deal with and dispatch any related announcement, circular and all other documents as required by the Stock Exchange and the
Rules Governing the Listing of Securities on The Stock Exchange
of Hong Kong Limited; C) to agree to such amendments or
			Management	For	For

waivers of matters in relation to the terms and conditions of the
Subscription Agreement and the Direct New Issue as the Board or
such Director considers to be in the interests of the Company and to execute other related supplemental agreement and legal
documents; and D) to deal with the issue and allotment of
225,000,000 H Shares to MidAmerican Energy [or its wholly-
owned subsidiary] pursuant to the Subscription Agreement

BYD CO LTD
Security		Y1023R104	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol			Meeting Date	03-Dec-2008
ISIN		CNE100000296	Agenda	701735447 - Management
Item	Proposal		Type	Vote	For/Against Management
"PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR "AGAINST" FOR-RESOLUTIONS 1 TO 3. THANK YOU."			Non-Voting
S.1
Approve and ratify, (I) Strategic investment and subscription agreement and direct issue of foreign shares: the strategic
investment and subscription Agreement (the "Subscription
Agreement", a copy of which is produced to the EGM marked 'A'
and signed by the Chairman of the Board of Directors of the
Company [the Board] for the purpose of identification) entered into between the Company and MidAmerican Energy Holdings
Company [MidAmerican Energy or the "Investor"] on 26 SEP 2008
in respect of the direct issue of overseas listed foreign shares [H
Shares] by the Company to the Investor [the Direct New Issue]:
authorization of Mr. Wang Chuan-fu, the Chairman of the Board to
execute the Subscription Agreement and other related legal
documents: the implementation of the Direct New Issue by the
Company on and subject to the following principal terms and
conditions as: A) type of shares to be issued: H Shares [listed on the Main Board of The Stock Exchange of Hong Kong Limited [the
Stock Exchange]] B) Nominal value:
			Management	For	For

terms and conditions of the Subscription Agreement and the
Direct New Issue as the Board or such Director considers to be in the interests of the Company and to execute other related
supplemental agreement and legal documents; and D) to deal with the issue and allotment of 225,000,000 H Shares to MidAmerican
Energy (or its wholly-owned subsidiary) pursuant to the
Subscription Agreement

S.2
Amend the Articles as specified in the circular of the Company dated 18 OCT 2008 (a copy of which is produced to the EGM
marked B and signed by the Chairman of the Board for the
purpose of identification) for the increase in the number of the
Board Members from 6 to 7 and subject to completion of the
Direct New Issue, for the increase in the registered capital of the
Company from RMB 2,050,100,000 to RMB 2,275,100,000 and
the number of Ordinary Shares of the Company from
2,050,100,000 shares to 2,275,100,000 shares, with effect upon completion of the Direct New Issue and obtaining of the approve the amendments from the Supervisory authorities on commerce
			Management	For	For
3.
Appoint Mr. David L. Sokol as a Non-Executive Director of the
Company with effect from the date on which the Direct New Issue is completed and governmental approval for the amendments to the Articles is obtained and for a term ending on the expiry of the term of office of the current Board (which falls on 10 JUN 2011)
with a Director's fee of RMB 150,000 per year be approved and authorize the Board to execute any documents and do such acts as it considers necessary or expedient to effect the appointment of such new Director
			Management	For	For

BYD CO LTD
Security		Y1023R104	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol			Meeting Date	09-Mar-2009
ISIN		CNE100000296	Agenda	701802046 - Management
Item	Proposal		Type	Vote	For/Against Management
PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' FOR-ALL RESOLUTIONS. THANK YOU.			Non-Voting
S.1.I	Authorize the Company to issue medium-term notes [the Medium- Term Notes] in the People's Republic of China [PRC] on the terms as specified		Management	For	For
S1.II
Authorize the Board of Directors [the Director(s)] of the Company
or any 1 Director to generally and unconditionally deal with all matters relating to the issue of the Medium-Term Notes, the
authorization shall include but not limited to: a) to decide the terms of the issue of the Medium-Term Notes, including but not limited to the principal amount, timing of the issue, the method of the issue, the interest rate and the method to determine the interest rate; b)
to select and engage qualified professional intermediaries,
including but not limited to selecting and engaging the
underwriting institution(s), credit rating authority and legal counsel(s); c) to undergo all necessary negotiations, amend and execute all relevant Agreements and other necessary documents
[including but not limited to the applications for approvals of the issue of the Medium-Term Notes, registration report, offering document, underwriting Agreement, all announcements and
documents for necessary disclosure]; d) to apply for all necessary

			Management	For	For
2.I
Authorize the Company to send or supply corporate
communications [the Corporate Communications] to the holders of
H shares of the Company [H Shareholder(s)] through the website of the Company provided that the following conditions have been satisfied: a) that each H Shareholder has been asked individually by the Company to agree that the Company may send or supply
general Corporate Communications or specific Corporate
Communications to him through its website; and b) the Company has not received any objection from such H Shareholder within a
28-day period beginning with the date on which the Company's request was sent; unless the request sent by the Company did not state clearly what the effect of a failure to respond would be or the request was sent less than 12 months after a previous request in respect of the same class of Corporate Communications, a H
Shareholder in relation to whom the above conditions are met is taken to have agreed that the Company may send or supply
Corporate Communications through it
			Management	For	For
2.II
Authorize the Board of Directors [the Director(s)] of the Company
[the Board] or any 1 Director to execute all such documents and/or do all such matters and take all such actions which the Board or the Director may deem necessary or expedient and in the interest of the Company for the purpose of effecting Corporate
Communications to the H Shareholders through the Company's
website
			Management	For	For

CONERGY AG, HAMBURG
Security		D1607X108	Meeting Type	Annual General Meeting
Ticker Symbol			Meeting Date	28-Aug-2008
ISIN		DE0006040025	Agenda	701683597 - Management
Item	Proposal		Type	Vote	For/Against Management

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 07 AUG 2008, WHEREAS-THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. THI-S IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
GE-RMAN LAW. THANK YOU
Non-Voting
1.
Presentation of the financial statements and annual report for the
2007 FY wit-h the report of the Supervisory Board, the Group financial statements and Grou-p annual report, and the report of the Board of Managing Directors pursuant to-Sections 289(4) and
315(4) of the German Commercial Code
Non-Voting
2.a	Ratification of the acts of Messrs. Hans-Martin Rueter, Heiko Piossek, Nikolaus Krane, Edmund Stassen, Christian Langen, and Albert Christian Edelmann shall be postponed		Management	Against	Against
2.B.1	Ratification of the acts of Mr. Dieter Ammer		Management	Against	Against
2.B.2	Ratification of the acts of Dr. Joerg Spiekerkoetter		Management	Against	Against
2.B.3	Ratification of the acts of Mr. Pepyn R. Dinandt		Management	Against	Against
2.B.4	Ratification of the acts of Mr. Philip-Alexander von Schmeling- Diringshofen		Management	Against	Against
3.1.	Ratification of the acts of the Supervisory Board: Mr. Eckhard Spoerr		Management	Against	Against
3.2.	Ratification of the acts of the Supervisory Board: Mr.Alexander Rauschenbusch		Management	Against	Against
3.3.	Ratification of the acts of the Supervisory Board: Mr. Dieter Ammer		Management	Against	Against
3.4.	Ratification of the acts of the Supervisory Board: Dr. H.C. Andreas J. Buechting		Management	Against	Against
3.5.	Ratification of the acts of the Supervisory Board: Mr.Oswald Metzger		Management	Against	Against
3.6.	Ratification of the acts of the Supervisory Board: Mr.Andreas Rueter		Management	Against	Against
4.	Election of Hans-Johann Baptist Jetter to the Supervisory Board		Management	Against	Against
5.	Appointment of Auditors for the 2008 FY Deloitte + Touche GmbH, Hamburg, for the interim financial statements for the 2008 FY Deloitte + Touche GmbH, Hamburg		Management	Against	Against
6.
Resolution on a capital increase against payment in cash the
Company's share capital of EUR 35,088,928 shall be increased by up to EUR 450,000,000 to up to EUR 485,088,928 through the
issue of up to 450,000,000 new bearer no-par shares, with
dividend entitlement from 01 JAN 2008, against payment in cash the new shares shall be issued to the shareholders at a price of
EUR 1 per share
			Management	Against	Against
7.
Resolution on an amendment to the authorized capital 2007 and the corresponding amendment to the Articles of Association as follows: Shareholders subscription rights shall also be excluded for a capital increase of up to 10 % of the Company's share capital against cash payment if the new shares are issued at a price not materially below their market price
			Management	Against	Against

COVANTA HOLDING CORPORATION
Security		22282E102	Meeting Type	Annual
Ticker Symbol		CVA	Meeting Date	07-May-2009
ISIN		US22282E1029	Agenda	933035760 - Management
Item	Proposal		Type	Vote	For/Against Management
01	DIRECTOR		Management
	1	DAVID M. BARSE		For	For
	2	RONALD J. BROGLIO		For	For
	3	PETER C.B. BYNOE		For	For
	4	LINDA J. FISHER		For	For
	5	JOSEPH M. HOLSTEN		For	For
	6	RICHARD L. HUBER		For	For
	7	ANTHONY J. ORLANDO		For	For
	8	WILLIAM C. PATE		For	For
	9	ROBERT S. SILBERMAN		For	For
	10	JEAN SMITH		For	For
	11	CLAYTON YEUTTER		For	For
	12	SAMUEL ZELL		For	For
02	TO AMEND THE EQUITY AWARD PLAN FOR EMPLOYEES AND OFFICERS TO PROVIDE FOR ADDITIONAL TYPES OF PERFORMANCE BASED AWARDS AND PERFORMANCE CRITERIA.		Management	For	For
03	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS COVANTA HOLDING CORPORATION'S INDEPENDENT AUDITORS FOR THE 2009 FISCAL YEAR.		Management	For	For

CREE, INC.
Security		225447101	Meeting Type	Annual
Ticker Symbol		CREE	Meeting Date	30-Oct-2008
ISIN		US2254471012	Agenda	932959008 - Management
Item	Proposal		Type	Vote	For/Against Management

01	DIRECTOR		Management
	1	CHARLES M. SWOBODA		For	For
	2	JOHN W. PALMOUR, PH.D.		For	For
	3	DOLPH W. VON ARX		For	For
	4	CLYDE R. HOSEIN		For	For
	5	FRANCO PLASTINA		For	For
	6	HARVEY A. WAGNER		For	For
	7	THOMAS H. WERNER		For	For
02	APPROVAL OF AMENDMENTS TO THE 2004 LONG-TERM INCENTIVE COMPENSATION PLAN.		Management	Against	Against
03	APPROVAL OF AMENDMENT TO THE 2005 EMPLOYEE STOCK PURCHASE PLAN.		Management	Against	Against
04	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 28, 2009.		Management	For	For
DONGFANG ELECTRIC CORPORATION LTD
Security		Y20958107	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol			Meeting Date	09-Oct-2008
ISIN		CNE100000304	Agenda	701687420 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Elect Mr. Zhu Yuanchao as the Director of the Company		Management	Abstain	Against

DONGFANG ELECTRIC CORPORATION LTD
Security		Y20958107	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol			Meeting Date	11-Feb-2009
ISIN		CNE100000304	Agenda	701791560 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve to postpone the election of Members of the new session of the Board of Directors [the Board] and the Supervisory Committee [the Supervisory Committee] as specified		Management	For	For
2.	Approve the post-disaster reconstruction of DST's Hanwang production base in another place as specified		Management	For	For
S.3
Amend, pursuant to the relevant regulations including the Decision
Concerning Revisions to Certain Regulations on Cash Dividends
of Listed Companies recently issued by CSRC and regulatory
documents including the Listing Rules of the Shanghai Stock
Exchange [revision 2008, hereafter referred as [New Listing
Rules]: the Clause 3 and 2, Articles 71(2), 71(6), 103, 104, 128,
143, 191, 197, and Clause 2(1) of Article 226 of the Articles of
Association as specified
			Management	For	For

DONGFANG ELECTRIC CORPORATION LTD
Security		Y20958107	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol			Meeting Date	25-Jun-2009
ISIN		CNE100000304	Agenda	701950152 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve that the Company has fulfilled the Issue Criteria		Management	For	For
s.2.1	Approve the Class of shares to be issued and nominal value: A Shares, with nominal value of RMB 1.00 per A Share		Management	For	For
s.2.2
Approve the Manner of issue: Non-public issue, the Company will issue new A Shares to not more than 10 investors at such time as it considers appropriate within six months following the approval of the Proposed Placing by CSRC
			Management	For	For
s.2.3
Approve the Targets to whom the shares are to be issued: Not more than 10 investors, including DEC and Securities Investment
Fund Management Companies, Securities Companies, Trust
Investment Companies, Finance Companies, Insurance
Institutional Investors and other qualified investors, the actual places will be determined by the Company after the necessary approvals of the Proposed Placing have been obtained and based on the prices offered by the Target Investors
			Management	For	For
s.2.4
Approve the Lock-up periods: For DEC: no disposal of any new A
Shares to be issued pursuant to the Proposed Placing within a period of 36 months from the date of issue of such A Shares; For other investors: no disposal of any new A Shares to be issued pursuant to the Proposed Placing within a period of 12 months from the date of issue of such A Shares
			Management	For	For
s.2.5	Approve the manner of subscription: all subscribers will subscribe in cash for the new A Shares to be issued pursuant to the Proposed Placing		Management	For	For
s.2.6
Approve the number of new A Shares to be issued: up to
145,000,000 new A Shares, among which DEC will subscribe for not less than the higher of: a) 30,000,000 new A Shares and b)
50% of the total number of new A Shares to be issued pursuant to the Proposed Placing; the actual number of new A Shares to be issued will be determined by the Board [or its authorized
person(s)] in accordance with the authorization granted by the
Shareholders, having regard to market conditions and in
consultation with the sponsor [lead underwriter] of the Proposed
Placing, the number of new A shares to be issued under the
Proposed Placing will be adjusted in cases of ex-rights or ex-
dividend during the period from the Price Determination Date to the date of issue of such new A Shares
			Management	For	For
s.2.7
Approve the Price Determination Date and issue price: the Price
Determination Date of the Proposed Placing is the date of the announcement of the Board's resolutions passed at the 34th
meeting of the 5th session of the Board; the issue price will be not less than 90% of the average trading price of the A Shares as quoted on the Shanghai Stock Exchange for the Price
Determination Period [which is calculated by dividing the total turnover of the A Shares during the Price Determination Period by the total trading volume of the A Shares during the same period];
the actual issue price will be determined by the Board after the necessary approvals of the Proposed Placing have been obtained and in accordance with the authorization granted by the
			Management	For	For

Shareholders and the relevant laws, administrative regulations and provisions in other regulatory documents, having regard to market conditions and the price offered by the target investors and in consultation with the sponsor [lead underwriter] of the Proposed
Placing, the issue price will be adjusted in cases of ex-rights or ex-
dividend during the period from the Price Determination Date to the date of issue of the new A Shares

s.2.8	Approve the Place of listing: after expiry of the lock-up periods, the new A Shares to be issued pursuant to the Proposed Placing will be listed and traded on the Shanghai Stock Exchange		Management	For	For
s.2.9
Approve the Use of proceeds: the proceeds raised from the
Proposed Placing will be applied to the following projects: 1)
Relocation and redevelopment project of the Hanwang production base; 2) experiment centre project in respect of clean and high-
efficiency boiler combustion technology; 3) Technology
improvement project of million kilowatt nuclear power conventional
Island; and Replenishing working capital as specified; among the above projects, the technology improvement project of million kilowatt nuclear power conventional island is one of the projects to which part of the proceeds from the Company's previous issue of new A Shares to non-targeted public subscribers in 2008 was
intended to be applied; the Board has resolved to apply about
RMB 386 million of the net proceeds from the previous issue
mentioned above to the project; in the event that the actual amount of net proceeds raised under the Proposed Placing is less than the total amount of net proceeds proposed to be applied to the Projects, the Com
			Management	For	For
s2.10
Approve the arrangement relating to the distributable profits of the
Company accumulated but not declared: shareholders before and after completion of the Proposed Placing will have the same rights to the distributable profits of the Company accumulated but not declared as at the date of completion of the Proposed Placing
		Management	For	For
s2.11
Approve the valid period of the authorization in respect of the
Proposed Placing: the authorization will be valid for 12 months following the date of approval of the Proposed Placing by the
Shareholders
		Management	For	For
s.3
Approve, subject to the passing of Resolutions Number 1 and 2 and the passing of the resolutions proposed at the Class
Meetings, the DEC Subscription Agreement and the Proposed
DEC Subscription contemplated thereunder and authorize Mr. Si
Zefu, a Director, or other Director authorized by him, to make necessary amendments to the DEC Subscription Agreement by
way of supplemental agreement(s) before the coming into effect and performance of such agreement in accordance with the
requirements of the relevant regulatory authorities
		Management	For	For
s.4	Approve, subject to the passing of Resolution Numbers 1, 2, 3 and the passing of the resolutions proposed at the Class Meetings, the Issue Proposal	Management	For	For
s.5
Authorize the Board, subject to the passing of Resolutions
Number 1, 2, 3 and the passing of the resolutions proposed at the
Class Meetings, to deal with, in its absolute discretion, all matters relating to the Proposed Placing, including: 1) to formulate and implement the specific proposal for the Proposed Placing, to determine the number of shares to be issued, the issue price, the targets to whom the shares are to be issued, the time for the issue, the commencement and the end of the issue period and all other matters relating to the Proposed Placing; 2) to revise the proposal for the Proposed Placing for the purposes of complying with relevant laws and regulations or the requirements of the relevant securities regulatory authorities [except those matters which are required to be approved again by the Shareholders in general meeting pursuant to relevant laws and regulations or the
Articles of Association], and to adjust and reduce the Projects before the issue of shares pursuant to the Proposed Placing, ba
		Management	For	For
6.	Approve, subject to the passing of Resolutions Number 1, 2, 3 and the passing of the resolutions proposed at the Class Meetings, the Feasibility Analysis Report	Management	For	For
7.	Approve, subject to the passing of Resolutions Number 1, 2 and 3 and the passing of the resolutions proposed at the Class Meetings, the CSRC Waiver	Management	For	For
8.	Approve the report on the Use of Previous Proceeds	Management	For	For
9.1	Approve the 2009 Purchase and Production Services Framework Agreement, the related Continuing Connected Transactions and the related Proposed Annual Caps	Management	For	For
9.2	Approve the 2009 Sales and Production Services Framework Agreement, the related Continuing Connected Transactions and the related Proposed Annual Caps	Management	For	For
9.3	Approve the 2009 Combined Ancillary Services Framework Agreement, the related Continuing Connected Transactions and the related Proposed Annual Caps	Management	For	For
9.4	Approve the 2009 Financial Services Framework Agreement, the related Continuing Connected Transactions and the related Proposed Annual Caps	Management	For	For
9.5	Approve the 2009 Properties and Equipment Framework Lessee Agreement, the related Continuing Connected Transactions and the related Proposed Annual Caps	Management	For	For

DONGFANG ELECTRIC CORPORATION LTD
Security	Y20958107	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Jun-2009
ISIN	CNE100000304	Agenda	701946571 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the 2008 report of the Board of Directors	Management	For	For
2.	Approve the 2008 report of the Supervisory Committee	Management	For	For
3.	Approve the proposal for the distribution of profits after tax for the year 2008	Management	For	For
4.	Approve the 2008 annual report of the Company	Management	For	For

PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO THIS
RESOLUTION REGARDING THE EL-ECTION OF DIRECTORS.
STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR THIS
MEETING.-PLEASE CONTACT YOUR CLIENT SERVICE
REPRESENTATIVE IF YOU HAVE ANY QUESTIONS.-THANK
YOU.
Non-Voting
5.1	Elect Mr. Si Zefu as an Non-Independent Director	Management	For	For
5.2	Elect Mr. Zhang Xiaolun as an Non-Independent Director	Management	For	For
5.3	Elect Mr. Wen Shugang as an Non-Independent Director	Management	For	For
5.4	Elect Mr. Huang Wei as an Non-Independent Director	Management	For	For
5.5	Elect Mr. Zhu Yuanchao as an Non-Independent Director	Management	For	For
5.6	Elect Mr. Zhang Jilie as an Non-Independent Director	Management	For	For
5.7	Elect Mr. Chen Xiaoyue as an Independent Non-Executive Director	Management	For	For
5.8	Elect Mr. Li Yanmeng as an Independent Non-Executive Director	Management	For	For
5.9	Elect Mr. Zhao Chunjun as an Independent Non-Executive Director	Management	For	For
6.1	Elect Mr. Wen Bingyou as a Supervisor	Management	For	For
6.2	Elect Mr. Wen Limin as a Supervisor	Management	For	For
7.	Approve to determine the Directors' remuneration of the Members of the 6th Board	Management	For	For
8.	Approve to determine Supervisors' remuneration of the Members of the 6th Supervisory Committee	Management	For	For
9.
Approve that the Company may send or supply Corporate
Communications to its Shareholders of H Shares [in relation to whom the conditions set out below are met] by making such
Corporate Communications available on the Company's own
website [www.dec-ltd.cn] and the website [www.hkex.com.hk] of
The Stock Exchange of Hong Kong Limited or in printed forms [in
English only, in Chinese only or in both English and Chinese], and to authorize any Director of the Company for and on behalf of the
Company to sign all such documents and/or do all such things and acts as the director may consider necessary or expedient and in the interest of the Company for the purpose of effecting or
otherwise in connection with the Company's proposal of
communication with its shareholders of H Shares through the
Company's website and the website of The Stock Exchange of
Hong Kong Limited or in printed forms; the supply of Corporate communications by making such Corporate communications
		Management	For	For

available on the Company's own website and the website of The
Stock Exchange of Hong Kong Limited is subject to the fulfillment of the following conditions: (i) each holder of H Shares has been asked individually by the Company to agree that the Company
may send or supply corporate communications generally, or the corporate communication in question, to him by means of the
Company's own website; and (ii) the Company has not received a response indicating objection from the holder of H Shares within a period of 28 days starting from the date on which the Company's request was sent

S.1
Amend the Articles of Association [as specified], and authorize the
Board [1] to handle relevant filing, change and registration procedures [if necessary] arising from amendments to the Articles of Association of the Company; [2] to handle the relevant
procedures regarding amendment of the Articles of Association with the relevant PRC government authorities; [3] and other
relevant matters
		Management	For	For
S.2
Authorize the Board of the Company, subject to separately or concurrently issue, allot and deal with additional shares of A shares and/or H shares during the relevant period [as specified]
and to make or grant offers, agreements and/or options for such matters, other than the shares issued pursuant to rights issue, any acquisition proposal in relation to any option shares of the
Company, any shares issue proposal in lieu of dividend or similar arrangements or the shares issued as approved by the general meeting, the aggregate number of A Shares and/or H Shares to be issued or allotted as approved by the Board or issued or
allotted as agreed conditionally or unconditionally by the Board,
[whether to be based on options or other methods], respectively shall not exceed 20% of the A Shares and/or H Shares issued by the Company as at the date of the passing of this special
resolution; the Board will only exercise its power under the general mandate in compliance with the Company law of the People's
Republic of Chi
		Management	For	For

DONGFANG ELECTRIC CORPORATION LTD
Security	Y20958107	Meeting Type	Class Meeting
Ticker Symbol		Meeting Date	25-Jun-2009
ISIN	CNE100000304	Agenda	701950164 - Management
Item	Proposal	Type	Vote	For/Against Management
S.1.1
Approve, subject to the passing of Resolution 1 and Resolution 2 proposed at the EGM and the passing of Resolution 1 proposed at the Class Meeting of A Shareholders: Class of shares to be issued and nominal value: A Shares, with nominal value of RMB 1.00 per
A Share
		Management	For	For
S.1.2
Approve, subject to the passing of Resolution 1 and Resolution 2 proposed at the EGM and the passing of Resolution 1 proposed at the Class Meeting of A Shareholders: Manner of issue: Non-public issue, the Company will issue new A Shares to not more than 10 investors at such time as it considers appropriate within 6 months following the Proposed Placing by CSRC
		Management	For	For
S.1.3
Approve, subject to the passing of Resolution 1 and Resolution 2 proposed at the EGM and the passing of Resolution 1 proposed at the Class Meeting of A Shareholders: targets to whom the shares are to be issued: not more than 10 investors, including DEC and securities investment fund management Companies, Securities
Companies, Trust Investment Companies, Finance Companies,
insurance institutional investors and other qualified investors, the actual placees will be determined by the Company after the
necessary approvals of the Proposed Placing have been obtained and based on the prices offered by the target investors
	Management	For	For
S.1.4
Approve, subject to the passing of Resolution 1 and Resolution 2 proposed at the EGM and the passing of Resolution 1 proposed at the Class Meeting of A Shareholders: lock-up periods: for DEC: no disposal of any new A Shares to be issued pursuant to the
Proposed Placing within a period of 36 months from the date of issue of such A Shares, for other investors: no disposal of any new A Shares to be issued pursuant to the Proposed Placing
within a period of 12 months from the date of issue of such A
Shares
	Management	For	For
S.1.5
Approve, subject to the passing of Resolution 1 and Resolution 2 proposed at the EGM and the passing of Resolution 1 proposed at the Class Meeting of A Shareholders: manner of subscription: all subscribers will subscribe in cash for the new A Shares to be issued pursuant to the Proposed Placing
	Management	For	For
S.1.6
Approve, subject to the passing of Resolution 1 and Resolution 2 proposed at the EGM and the passing of Resolution 1 proposed at the Class Meeting of A Shareholders: number of new A Shares to be issued: up to 145,000,000 new A Shares, among which DEC
will subscribe for not less than the higher of [a] 30,000,000 new A
Shares and [b] 50% of the total number of new A Shares to be issued pursuant to the Proposed Placing; the actual number of new A Shares to be issued will be determined by the Board [or its authorized person[s]] in accordance with the authorization granted by the Shareholders, having regard to market conditions and in consultation with the sponsor [lead underwriter] of the Proposed
Placing; the number of new A shares to be issued under the
Proposed Placing will be adjusted in cases of ex-rights or ex-
dividend during the period from the Price Determination Date to the date of issue of such new A Shares
	Management	For	For
S.1.7
Approve, subject to the passing of Resolution 1 and Resolution 2 proposed at the EGM and the passing of Resolution 1 proposed at the Class Meeting of A Shareholders: the Price Determination
Date and issue price: the Price Determination Date of the
Proposed Placing is the date of the announcement of the Board's resolutions passed at the 34th meeting of the 5th session of the
Board; the issue price will be not less than 90% of the average trading price of the A Shares as quoted on the Shanghai Stock
Exchange for the Price Determination Period [which is calculated by dividing the total turnover of the A Shares during the Price
Determination Period by the total trading volume of the A Shares during the same period]; the actual issue price will be determined by the Board after the necessary approvals of the Proposed
Placing have been obtained and in accordance with the
authorization granted by the Shareholders and the relevant laws, administrative regulations and provisions in other regulatory documents, having re
	Management	For	For
S.1.8
Approve, subject to the passing of Resolution 1 and Resolution 2 proposed at the EGM and the passing of Resolution 1 proposed at the Class Meeting of A Shareholders: place of listing: after expiry of the lock-up periods, the new A Shares to be issued pursuant to the Proposed Placing will be listed and traded on the Shanghai
Stock Exchange
	Management	For	For
S.1.9
Approve, subject to the passing of Resolution 1 and Resolution 2 proposed at the EGM and the passing of Resolution 1 proposed at the Class Meeting of A Shareholders: use of proceeds: the
proceeds raised from the Proposed Placing will be applied to the specified projects
	Management	For	For
S1.10
Approve, subject to the passing of Resolution 1 and Resolution 2 proposed at the EGM and the passing of Resolution 1 proposed at the Class Meeting of A Shareholders: arrangement relating to the distributable profits of the Company accumulated but not declared:
Shareholders before and after completion of the Proposed Placing will have the same rights to the distributable profits of the
Company accumulated but not declared as at the date of
completion of the Proposed Placing
	Management	For	For
S1.11
Approve, subject to the passing of Resolution 1 and Resolution 2 proposed at the EGM and the passing of Resolution 1 proposed at the Class Meeting of A Shareholders: valid period of the
authorization in respect of the Proposed Placing: authority expires after 12 months following the date of approval of the Proposed
Placing by the Shareholders
	Management	For	For
S.2
Approve, subject to the passing of Resolution 1, the passing of
Resolution 1, Resolution 2 and Resolution 3 proposed at the EGM and the passing of the resolutions proposed at the Class Meeting of A Shareholders, the DEC Subscription Agreement and the
Proposed DEC Subscription contemplated thereunder, and
authorize Mr. Si Zefu, a Director, or other Director authorized by him, to make necessary amendments to the DEC Subscription
Agreement by way of supplemental agreement[s] before the
coming into effect and performance of such agreement in
accordance with the requirements of the relevant regulatory
authorities
	Management	For	For
EDP RENOVAVEIS, SA, OVIEDO
Security		E3847K101	Meeting Type	Annual General Meeting
Ticker Symbol			Meeting Date	14-Apr-2009
ISIN		ES0127797019	Agenda	701861177 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve the individual annual accounts as well as those consolidated with its subsidiaries for the FYE 31 DEC 2008		Management	For	For
2.	Approve the proposed application of results for the FY of 2008		Management	For	For
3.	Receive and approve the individual Management report, the consolidated Management report with its subsidiaries and its Corporate Governance report for the FY of 2008		Management	For	For
4.	Approve the Management conducted by the Board of Directors during the FY of 2008		Management	For	For
5.	Approve the analysis for consultation purposes of the remuneration policies for the Managers of the Company		Management	For	For
6.
Approve the delegation powers to the formalization and
implementation of al l resolutions adopted at the AGM for the purpose of celebrating the respectibe public deed and to permit its interpretation, correction, addition or development in order to obtain the appropriate registrations
			Management	For	For

ENERGY CONVERSION DEVICES, INC.
Security		292659109	Meeting Type	Annual
Ticker Symbol		ENER	Meeting Date	18-Nov-2008
ISIN		US2926591098	Agenda	932965594 - Management
Item	Proposal		Type	Vote	For/Against Management
01	DIRECTOR		Management
	1	JOSEPH A. AVILA		For	For
	2	ALAN E. BARTON		For	For
	3	CHRISTOPHER P. BELDEN		For	For
	4	ROBERT I. FREY		For	For
	5	WILLIAM J. KETELHUT		For	For
	6	MARK D. MORELLI		For	For
	7	STEPHEN RABINOWITZ		For	For
	8	GEORGE A SCHREIBER, JR.		For	For
02	RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2009.		Management	For	For

EVERGREEN SOLAR, INC.
Security		30033R108	Meeting Type	Annual
Ticker Symbol		ESLR	Meeting Date	17-Jun-2009
ISIN		US30033R1086	Agenda	933082579 - Management
Item	Proposal		Type	Vote	For/Against Management
01	DIRECTOR		Management
	1	TOM L. CADWELL		For	For
	2	DR. PETER W. COWDEN		For	For
02	TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT YEAR.		Management	For	For

FIRST SOLAR, INC.
Security		336433107	Meeting Type	Annual
Ticker Symbol		FSLR	Meeting Date	04-Jun-2009
ISIN		US3364331070	Agenda	933067349 - Management
Item	Proposal		Type	Vote	For/Against Management
1	DIRECTOR		Management
	1	MICHAEL J. AHEARN		For	For
	2	CRAIG KENNEDY		For	For
	3	JAMES F. NOLAN		For	For
	4	J. THOMAS PRESBY		For	For
	5	PAUL H. STEBBINS		For	For
	6	MICHAEL SWEENEY		For	For
	7	JOSE H. VILLARREAL		For	For
2	RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 26, 2009		Management	For	For

GAMESA CORPORACION TECHNOLOGICA S A
Security		E54667113	Meeting Type	Ordinary General Meeting
Ticker Symbol			Meeting Date	28-May-2009
ISIN		ES0143416115	Agenda	701921656 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE A SE-COND CALL ON 29
MAY 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
WILL REMAIN V-ALID FOR ALL CALLS UNLESS THE AGENDA
IS AMENDED. THANK YOU.
Non-Voting
1.	Approve the individual and consolidated annual accounts of the exercise 2008		Management	For	For
2.	Approve the application of the result and the distribution of the dividend		Management	For	For
3.	Approve the management report of the company and consolidated group		Management	For	For
4.	Approve the management of the Board of Directors		Management	For	For
5.	Ratify the Board Member of Iberdrola with the Calification of dominical External Member		Management	For	For
6.	Ratify the appointment of Mr. Carles Fernandez-Lerga with Calification of other External Board Members		Management	For	For
7.	Re-elect the Auditors		Management	For	For
8.	Authorize the Board of Directors for the derivated acquisition of own shares until max of 5% leaving without effect the previous agreements approved in the OGM of 2008		Management	For	For
9.	Approve the Incentive Plan to long-term through the deliver of shares of the Company included in the strategic plan 2009-2011, delegation of the faculties for the execution of this retribution system		Management	For	For
10.	Approve the delegation of the faculties for the execution of the agreements in the OGM		Management	For	For

IBERDROLA RENOVABLES SA, VALENCIA
Security		E6244B103	Meeting Type	Ordinary General Meeting
Ticker Symbol			Meeting Date	11-Jun-2009
ISIN		ES0147645016	Agenda	701964264 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
To approve the individual annual financial statements of Iberdrola
Renovables, S.A. [balance sheet, profit and loss statement,
statement of changes in shareholders' equity, statement of cash flows and notes], and the consolidated annual financial statements of Iberdrola Renovables S.A. and its subsidiaries [balance sheet, profit and loss statement, statement of changes in shareholders'
equity, statement of cash flows, and notes] for the FYE 31 DEC
2008, which were presented by the Board of Directors at its
meeting held on 24 FEB 2009
			Management	For	For
2.	To approve the allocation of profits/losses for the FYE 31 DEC 2008, presented by the Board of Directors at its meeting held on 24 FEB 2009, as specified		Management	For	For
3.
To approve the individual management report of Iberdrola
Renovables, S.A. and the consolidated management report of
Iberdrola Renovables, S.A. and its subsidiaries for the FYE 31
DEC 2008 presented by the Board of Directors at its meeting held on 24 FEB 2009
			Management	For	For
4.	To approve the management and activities of the Board of Directors for the FYE 31 DEC 2008		Management	For	For
5.
To re-elect Ernst & Young, S.L. as Auditor of the Company and of its consolidated Group, to conduct the audits for FY 2009,
authorizing the Board of Directors, which may delegate such
authority to the Executive Committee, to enter into the respective services agreement, on the terms and conditions it deems
appropriate, with the authority also to make such amendments as may be required in accordance with the law applicable at any time
			Management	For	For
6.A
In accordance with current legal and by-law provisions, to ratify the appointment of Mr. Santiago Martinez Garrido as Director appointed on an interim basis to fill a vacancy, in accordance with the report of the nominating and Compensation Committee,
pursuant to the resolution adopted by the Board of Directors on 31
MAR 2009, the date on which the new Director formally and
expressly accepted his appointment and became a member of the
Board of Directors as external proprietary Director, his term of office ends on 05 NOV 2012, as did that of the previous Member,
Mr. Marcos Fernandez Fermoselle, whom he replaces
			Management	For	For
6.B
In accordance with current legal and by-law provisions, to ratify the appointment of Ms. Maria Dolores Herrera Pereda as Director appointed on an interim basis to fill a vacancy, in accordance with the report of the nominating and Compensation Committee,
pursuant to the resolution adopted by the Board of Directors on 31
MAR 2009, the date on which the new Director formally and
expressly accepted her appointment and became a member of the
Board of Directors as external proprietary Director, her term of office ends on 05 NOV 2012, as did that of the previous Member,
Mr. Juan Pedro Hernandez Molto, whom she replaces
			Management	For	For
7.
To expressly authorize the Board of Directors, with the express power of delegation, pursuant to the provisions of Section 75 of the Companies Law, to carry out the derivative acquisition of shares of Iberdrola Renovables, S.A., under the following terms:
a) The acquisitions may be made directly by Iberdrola
Renovables, S.A. or indirectly through its subsidiaries, on the same terms resulting from this authorization, b) The acquisitions shall be made through purchase and sale, exchange or any other transactions permitted by the Law, c) The acquisitions may be made, at any time, up to the maximum amount permitted by the
Law, d) The acquisitions may not be made at a price greater than the listing price of the shares or lower than the par value of the shares, e) This authorization is granted for a maximum period of
18 months, f) A restricted reserve shall be set up in the
shareholders' equity of the acquiring Company equal to the
amount of the Company's own shares or of the shares of the
controlling Company refle
			Management	For	For
8.
To authorize the Board of Directors, on behalf of the Company -
either directly or through its subsidiaries- to participate, either alone or together with other Spanish or foreign individuals or legal entities, and as founder, in the creation of one or more
associations and foundations governed by private Law for
purposes of general interest [social assistance, public-spirited, educational, cultural, scientific, sports, health, cooperation for development, environmental protection, economic promotion or promotion of research, promotion of volunteerism, defense of human rights or any other purposes permitted by Law], with the covenants, clauses, conditions, representations and agreements it deems appropriate, providing for such purpose, as initial funding or as mere contributions, on a single occasion or in part or successively, cash or such other property or rights as it deems appropriate for each of them, and to contribute cash or such other property or rights as it deems appropriate to the foundations where
	Management	For	For

resolution will be reported to the shareholders at a general shareholders' meeting; the Board of Directors may, in turn,
delegate all powers granted to it hereby; this resolution cancels and deprives of effect, to the extent of the unused amount, the authorization to create and fund associations and foundations granted to the Board of Directors by the shareholders at the general shareholders' meeting held on 26 JUN 2008

9.
In order to continue with the process of including in the
Company's By-Laws the recommendations of the Unified Good
Governance Code approved by the Board of the National
Securities Market Commission on 22 MAY 2006 as the single
document in corporate governance matters, as well as the best corporate governance practices, and in order to update and
complete the text of the By-Laws by supplementing and clarifying the regulation of certain matters in light of the most recent legislative reforms in the commercial area, it is resolved to approve the new text of the following Articles 13, 18, 23, 28, 30,
31, 32, 33, 38, 39, 40, 41 and 43 of Title III of the By-Laws, as
further explained in the report prepared by the Board of Directors for such purpose, with the other articles of the By-Laws remaining unchanged, such articles shall hereafter read as specified
	Management	For	For
10.
In order to update such Regulations, completing and clarifying the provisions governing certain matters, it is resolved to amend
Articles 1 through 13, 15 through 35, 37 and 38, all of them inclusive, of the regulations for the general shareholders' meeting, to delete Article 39 and to change the name of Title I, all as specified in the Directors' report and, accordingly, to approve a newly -restated text of such regulations, repealing the regulations currently in force, which shall read as specified
	Management	For	For
11.
Without prejudice to the powers delegated in the preceding
resolutions, to authorize the Board of Directors to delegate powers to any one or more of the Executive Committee, Mr. Jose Ignacio
Sanchez Galan, Chairman of the Board of Directors, Mr. Xabier
Viteri Solaun, Chief Executive Officer, and Ms. Ana Isabel
Buitrago Montoro, General Secretary and Secretary of the Board
of Directors, to the fullest extent permitted by Law, to carry out the foregoing resolutions, for which purpose they may: a) elaborate on, clarify, make more specific, interpret, complete and correct the resolutions adopted by the shareholders at this general
shareholders’ meeting or those set forth in the notarial
instruments or documents that may be executed to carry out such resolutions and, in particular, all omissions, defects or errors, whether substantive or otherwise, that might prevent the access of these resolutions and the consequences thereof to the
Commercial Registry, the Land Registry [Registro de la
Propiedad], the Indus
	Management	For	For

Commercial Registry, c) delegate to one or more of its Members all or part of the powers of the Board of Directors it deems appropriate, as well as the powers expressly granted by the
shareholders at this general shareholders' meeting, jointly or severally, d) finally, determine all other circumstances that may be required, adopt and implement the necessary resolutions, publish the notices and provide the guarantees that may be required for the purposes established in the Law, formalize the required
documents, and carry out all necessary proceedings and comply with all requirements under the Law for the full effectiveness of the resolutions adopted by the shareholders at the general
shareholders' meeting

INTERNATIONAL RECTIFIER CORPORATION
Security		460254105	Meeting Type	Contested-Annual
Ticker Symbol		IRF	Meeting Date	10-Oct-2008
ISIN		US4602541058	Agenda	932959541 - Management
Item	Proposal		Type	Vote	For/Against Management
01	DIRECTOR		Management
	1	JACK O. VANCE		For	For
	2	THOMAS LACEY		For	For
	3	MARY B. CRANSTON		For	For
02	RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY TO SERVE FOR FISCAL YEAR 2008.		Management	For	For
03	STOCKHOLDER PROPOSAL REGARDING COMPENSATION RECOUPMENT POLICY.		Shareholder	Against	For
04	VISHAY INTERTECHNOLOGY, INC. PROPOSAL TO AMEND BY-LAWS TO REQUIRE 2008 ANNUAL MEETING BE HELD NO LATER THAN DECEMBER 21, 2008.		Shareholder	For	Against
05	VISHAY INTERTECHNOLOGY, INC. PROPOSAL TO AMEND BY-LAWS TO PROVIDE FOR MAJORITY STOCKHOLDER VOTE TO ADJOURN STOCKHOLDERS MEETING.		Shareholder	Against	For
06	VISHAY INTERTECHNOLOGY, INC. PROPOSAL TO AMEND BY-LAWS TO REPEAL AMENDMENTS TO THE BY-LAWS MADE AFTER FEBRUARY 29, 2008.		Shareholder	Abstain	Against

INTERNATIONAL RECTIFIER CORPORATION
Security		460254105	Meeting Type	Annual
Ticker Symbol		IRF	Meeting Date	09-Jan-2009
ISIN		US4602541058	Agenda	932982247 - Management
Item	Proposal		Type	Vote	For/Against Management
01	DIRECTOR		Management
	1	RICHARD J. DAHL		For	For
	2	DR. ROCHUS E. VOGT		For	For
02	RATIFICATION OF ERNST & YOUNG LLP AS AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY TO SERVE FOR FISCAL YEAR 2009.		Management	For	For
03	STOCKHOLDER PROPOSAL REGARDING ELIMINATING THE CURRENT CLASSIFIED BOARD STRUCTURE.		Shareholder	For	Against

ITRON, INC.
Security		465741106	Meeting Type	Annual
Ticker Symbol		ITRI	Meeting Date	05-May-2009
ISIN		US4657411066	Agenda	933017433 - Management
Item	Proposal		Type	Vote	For/Against Management
1A	ELECTION OF DIRECTOR: MICHAEL B. BRACY		Management	For	For
1B	ELECTION OF DIRECTOR: KIRBY A. DYESS		Management	For	For
1C	ELECTION OF DIRECTOR: GRAHAM M. WILSON		Management	For	For
2	THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2009 FISCAL YEAR;		Management	For	For

KURITA WATER INDUSTRIES LTD.
Security	J37221116	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	JP3270000007	Agenda	701993568 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Approve Appropriation of Retained Earnings	Management	For	For
2.	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the Other Updated Laws and Regulations	Management	For	For
3.1	Appoint a Director	Management	For	For
3.2	Appoint a Director	Management	For	For
3.3	Appoint a Director	Management	For	For
3.4	Appoint a Director	Management	For	For
3.5	Appoint a Director	Management	For	For
3.6	Appoint a Director	Management	For	For
3.7	Appoint a Director	Management	For	For
3.8	Appoint a Director	Management	For	For
3.9	Appoint a Director	Management	For	For
3.10	Appoint a Director	Management	For	For
3.11	Appoint a Director	Management	For	For
3.12	Appoint a Director	Management	For	For
3.13	Appoint a Director	Management	For	For
4.	Appoint a Corporate Auditor	Management	For	For
5.	Appoint a Substitute Corporate Auditor	Management	For	For

NORDEX AG, ROSTOCK
Security	D5736K135	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-May-2009
ISIN	DE000A0D6554	Agenda	701915312 - Management
Item	Proposal	Type	Vote	For/Against Management

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 05 MAY 2009 , WHEREA-S THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. TH-IS IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
G-ERMAN LAW. THANK YOU
Non-Voting
1.
Presentation of the financial statements and annual report for the
2008 FY wit-h the report of the Supervisory Board, the group financial statements and grou-p annual report as well as the report by the Board of Managing Directors pursu-ant to Sections 289(4)
and 315(4) of the German Commercial Code
Non-Voting
2.	Ratification of the acts of the Board of Managing Directors	Management	For	For
3.	Ratification of the acts of the Supervisory Board	Management	For	For
4.1.	Elections to the Supervisory Board : Mr.Uwe Lueders; shall be elected as Chairman of the Supervisory Board	Management	For	For
4.2.	Elections to the Supervisory Board : Mr. Kai H. Brandes	Management	For	For
4.3.	Elections to the Supervisory Board : Mr. Dieter G. Maier	Management	For	For
4.4.	Elections to the Supervisory Board : Mr. Wolfgang Ziebart	Management	For	For
5.
Resolution on the approval of regulations for the issue of option rights to employees and executives of the Company and its
affiliates within the scope of the stock option plan and the correspondent contingent capital II
		Management	For	For
6.
Approval of the transformation of the company into a European
Company the Company shall be transformed into a European
company [Societas Europaea, SE] by the name of Nordex SE
Upon the transformation, the term of office for the members of the
Board of Managing Directors and the Supervisory Board will end
PricewaterhouseCoopers AG shall be appointed as auditor for the first FY of the SE
		Management	For	For
7.
Appointment of auditors a) for the 2009 FY:
PricewaterhouseCoopers AG, Hamburg b) for the review of the
interim report and the interim half-year financial statements:
PricewaterhouseCoopers AG, Hamburg
		Management	For	For
8.1.	Elections to the first Supervisory Board of the Nordex SE : Mr. Uwe Lueders	Management	For	For
8.2.	Elections to the first Supervisory Board of the Nordex SE : Mr. Jan Klatten	Management	For	For
8.3.	Elections to the first Supervisory Board of the Nordex SE : Mr. Martin Rey	Management	For	For
8.4.	Elections to the first Supervisory Board of the Nordex SE : Mr. Kai H. Brandes	Management	For	For
8.5.	Elections to the first Supervisory Board of the Nordex SE : Mr. Dieter G. Maier	Management	For	For
8.6.	Elections to the first Supervisory Board of the Nordex SE : Mr. Wolfgang Ziebart	Management	For	For

OESTERREICHISCHE ELEKTRIZITAETSWIRTSCHAFTS-AG (VER
Security		A5528H103	Meeting Type	Annual General Meeting
Ticker Symbol			Meeting Date	25-Mar-2009
ISIN		AT0000746409	Agenda	701845678 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve the presentation of the financial statements and the consolidated financial statements 2007 including the group annual report and the management report as well as the report of the
Supervisory Board
			Management	For	For
2.	Approve the appropriation of the balance sheet profits		Management	For	For
3.	Grant discharge to the Members of the Managing Board and the Supervisory Board for fiscal 2008		Management	For	For
4.	Appoint the Auditor of annual accounts for fiscal 2009		Management	For	For
5.
Authorize the Managing Board pursuant to Section 65 subs. 1 No.
8 of the Austrian Stock Corporation Act (AktG) for the duration of
30 months, effective from the day of the adoption of the resolution, to acquire own shares representing up to a maximum of 10% of the capital stock
			Management	For	For

ORMAT TECHNOLOGIES, INC.
Security		686688102	Meeting Type	Annual
Ticker Symbol		ORA	Meeting Date	08-May-2009
ISIN		US6866881021	Agenda	933018714 - Management
Item	Proposal		Type	Vote	For/Against Management
1	DIRECTOR		Management
	1	YEHUDIT BRONICKI		For	For
	2	JACOB J. WORENKLEIN		For	For
	3	ROBERT F. CLARKE		For	For
2	TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2009		Management	For	For

Q-CELLS SE, BITTERFELD-WOLFEN
Security		D6232R103	Meeting Type	Annual General Meeting
Ticker Symbol			Meeting Date	18-Jun-2009
ISIN		DE0005558662	Agenda	701987565 - Management
Item	Proposal		Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 577938 DUE TO A CHANGE WIT-H REGARD TO THE
MANAGEMENT RECOMMENDATION FOR RESOLUTION 12.
ALL VOTES RECEIVE-D ON THE PREVIOUS MEETING WILL
BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT-
ON THIS MEETING NOTICE. THANK YOU.
Non-Voting

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting
PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 28 MAY 2009, WHEREAS-THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. THI-S IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
GE-RMAN LAW. THANK YOU
Non-Voting
1.
Presentation of the financial statements and annual report for the
2008 FY wit-h the report of the Supervisory Board, the group financial statements and grou-p annual report as well as the report by the Board of Managing Directors pursu-ant to Section 61 of the se-regulation and Sections 289(4) and 315(4) of the G-erman
Commercial Code
Non-Voting
2.
Resolution on the appropriation of the distributable profit of EUR
35,571,236.53 as follows: payment of a dividend of EUR 0.03 per preferred share EUR 34,714,518.01 shall be allocated to the other revenue reserves ex-dividend and payable date: 19 JUN 2009
		Management	For
3.	Ratification of the Acts of the Board of Managing Directors	Management	For
4.	Ratification of the acts of the Supervisory Board	Management	For
5.	Appointment of the Auditors: I. for the 2009 FY: KPMG AG, Leipzig; II. for the interim report and the review of the interim half- year financial statements: KPMG AG, Leipzig	Management	For
6.
Resolution on the revision of the stock option program 2007 as per item 7 on the agenda of the general meeting of 14 JUN 2007 and item 8 of the general meeting of 26 JUN 2008, in respect of the terms of exercise, the related revision of t he contingent capital
2007/I, and the correspondent amendment to the Articles of
Association
		Management	For
7.
Renewal of the authorization to issue warrant and/or convertible bonds in connection with the implementation of the Shareholders
Rights Act [ARUG], the related revision of the contingent capital
2006/1, and the correspondence amendments to the Articles of
Association the Board of Managing Directors shall be authorized, with the consent of the Supervisory Board, to issue bonds of up to
EUR 5,000,000,000, conferring a conversion or option right for
		Management	For

new ordinary shares of the Company, on or before 31 MAY 2014;
shareholders subscription rights shall be excluded for the issue of bonds at a price not materially below their theoretical market value, for residual amounts, and for the granting of subscription rights to the holders of previously issued bonds; the share capital shall be increased accordingly by up to EUR 43,621,323 through the issue of up to 43,621,323 new ordinary shares, insofar as conversion or option rights are exercised [contingent capital
2006/1]; the Articles of Association shall be amended accordingly

8.A	Elections to the Supervisory Board: Mr. Marcel Brenninkmeijer	Management	For
8.B	Elections to the Supervisory Board: Mr. Joerg Menno Harms	Management	For
8.C	Elections to the Supervisory Board: Mr. Richard Kauffman	Management	For
8.D	Elections to the Supervisory Board: Mr. Andrew Lee	Management	For
8.E	Elections to the Supervisory Board: Mr. Christian Reitberger	Management	For
8.F	Elections to the Supervisory Board: Mr. Frauke Vogler	Management	For
9.
Resolution on the remuneration for the first Supervisory Board of the Company as an European Company [SE]: 1) the Members of
the Supervisory Board shall receive a) a fixed annual
remuneration of EUR 25,000 b) a variable, profit-related annual remuneration of EUR 200 per million with an upper limit of EUR
25,000; 2) the Chairman of the Supervisory Board shall receive twice the amount, the Deputy Chairman shall receive 1 and a half times the amount as per 9.1, each Member of a Committee shall receive an extra remuneration of 25%, each Chairman of a
Committee an extra remuneration of 50% of the remuneration as per 9.1., this does not apply to the nomination committee; the total annual remuneration shall not exceed twice the amount, or, in the case of the Chairman, thrice the amount of the fixed annual
remuneration; 3) Members of the Supervisory Board shall be
granted an asset-liability insurance; 4) the Company shall
reimburse expenses by Members of the Supervisory Board, the
remuneration shall be granted propor
		Management	For
10.
Renewal of the authorization to acquire own shares the Company shall be authorized to acquire own ordinary shares of up to 10% of its share capital, at a price neither more than 5% above the market price nor below EUR 0.01, on or before 30 NOV 2010, the
Board of Managing Directors shall be authorized to use the shares for acquisition purposes or within the scope of one of its stock option programs, and to dispose of the shares in a manner other than the stock exchange or a rights offering if they are sold at a price not materially below their market price
		Management	For
11.
Amendment to Section 20(3) of the Articles of Association in
connection with the Shareholders Rights Act [ARUG], in respect of the Board of Managing Directors being authorized to allow the audio visual transmission of shareholders meetings, especially via the internet the Board of Managing Directors shall enter the amendment into the commercial register only if and when the
respective provision of the ARUG comes into effect a shareholder has put forth the following additional item for resolution
		Management	For
12.
Resolution on the revocation of the existing authorized capital, the creation of a new authorized capital, and the correspondence amendment to the Articles of Association the Board of Managing
Directors shall be authorized, with the consent of the Supervisory
Board to increase the Company's share capital by up to EUR
54,526,653 through the issue of up to 54,526,653 new no-par
shares against payment in cash and/or kind, on or before 31 MAY
		Management	For

2014; the Board of Managing Directors shall be authorized, with the consent of the Supervisory Board, to exclude shareholders subscription rights for a capital increase against payment in kind, especially in connection with mergers and acquisitions, residual amounts or a capital increase against payment in cash of the shares are sold at a price not materially below the market price of the shares, and to use the shares as employee shares

RENESOLA LTD
Security	75971T103	Meeting Type	Annual
Ticker Symbol	SOL	Meeting Date	29-Aug-2008
ISIN	US75971T1034	Agenda	932941506 - Management
Item	Proposal	Type	Vote
01	TO RECEIVE, CONSIDER AND APPROVE THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 DECEMBER 2007, TOGETHER WITH THE REPORTS OF THE DIRECTORS AND AUDITORS THEREON.	Management	For
02	TO RE-ELECT YUNCAI WU AS A DIRECTOR OF THE COMPANY, WHO IS RETIRING BY ROTATION AND OFFERING HIMSELF FOR RE-ELECTION IN ACCORDANCE WITH THE COMPANY'S ARTICLES OF ASSOCIATION.	Management	For
03	APPROVE THE APPOINTMENT OF ROBERT NAII LEE AS AN INDEPENDENT DIRECTOR OF THE COMPANY.	Management	For
04	TO AUTHORISE DIRECTORS TO RE-APPOINT DELOITTE TOUCHE TOHMATSU AS AUDITORS OF THE COMPANY TO HOLD OFFICE UNTIL THE CONCLUSION OF THE NEXT GENERAL MEETING AT WHICH THE ACCOUNTS ARE LAID.	Management	For
05	TO AUTHORISE THE DIRECTORS TO DETERMINE THE REMUNERATION OF THE AUDITORS.	Management	For
06
TO ADOPT THE AMENDED AND RESTATED MEMORANDUM
AND ARTICLES OF ASSOCIATION PRODUCED TO THE
MEETING AND INITIALLED BY THE CHAIRMAN FOR THE
PURPOSES OF IDENTIFICATION AS THE MEMORANDUM
AND ARTICLES OF ASSOCIATION OF THE COMPANY IN
SUBSTITUTION FOR AND TO THE EXCLUSION OF THE
COMPANY'S EXISTING MEMORANDUM AND ARTICLES OF
ASSOCIATION.
		Management	For
RENEWABLE ENERGY CORPORATION AS, HOVIK
Security	R7199U100	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	19-May-2009
ISIN	NO0010112675	Agenda	701935631 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 543236 DUE TO SPLITTING OF-RESOLUTION 7. ALL
VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED-AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
1.	Opening of the meeting by the Chairman of the Board and registration of attending Shareholders	Management	For	For
2.	Elect Mr. Thomas Aanmoen as the Chairman of the meeting, Mr. Reidar Lund is elected to co-sign the minutes with the Chairman	Management	For	For
3.	Approve the notice of the meeting and the agenda	Management	For	For
4.
Approve the remuneration for the period between 19 MAY 2008 to
19 MAY 2009 for the Chairman of the Board, Board Members,
Members of the Board Committees and Members of the
Nomination Committee is [all amounts in NOK] as specified
		Management	For	For
5.	Approve the Auditor's remuneration of NOK 2,240,000 for the audit work with the annual accounts of Renewable Energy Corporation ASA for the accounting year of 2008	Management	For	For
6.	Approve the annual financial statements and the annual report from the Board for 2008 and the profit for 2008 shall be distributed to other equity and that dividend will not be paid for the FY	Management	For	For
7.1	Approve the statement of the Board regarding compensation to leading employees	Management	For	For
7.2	Approve the statement of the Board regarding the stock option program	Management	For	For
8.	Amend the last sentence of Section 5 of the Articles of Association as follows: "The Board Members are elected for a period of one year at the time"	Management	For	For
9.
Authorize the Board to increase the share capital by up to NOK
49,000,000 in one or more share issues for the purpose of
ensuring that the Company has sufficient financial flexibility with respect to capital expenditure and related working capital
requirements and acquisitions; the authority also includes capital increases in connection with mergers; and to increase the share capital by maximum NOK 100,000,000 in one or more share
		Management	For	For

issues for the purpose of fulfilling the obligations of the Company under the Share Purchase Program for the employees; the
subscription price and subscription terms shall be decided by the
Board in connection with each share issue, taking into
consideration the Company's requirements and the shares' market value at the relevant time shares may be issued for contribution in form of cash or by transfer of other assets [contribution in kind];
existing shareholder's pre-emptive rights to subscribe for Shares may be waived by the Board upon exercise of these authorities;
these authorities replace all previous authorities to issue Shares;
[Authority expires at the AGM in 2010, but in any case not later than 15 months from the date of this General Meeting]; and to make necessary changes to the Articles of Association upon
exercise of these authorities

10.
Authorize the Board to acquire shares in Renewable Energy
Corporation ASA, on behalf of the Company, for one or more of the following purposes: in order to maximize the return for the shareholders; fulfillment of the Company's obligations under the
Share Purchase Program for the employees; in connection with the Long Term Incentive Plan of the Company [LTIP 2007]; the
authority covers purchase of up to 10% of the face value of the share capital of the Company, refer the Act Sections 9-2 and 9-3;
shares may be acquired at minimum NOK 10 per share and
maximum NOK 500 per share; the shares shall be acquired and
disposed of through ordinary purchase and sale; [Authority is valid until the AGM in 2010 or until it is revoked by a general meeting resolution passed with simple majority], the decision shall be notified to and registered by the Norwegian Registry of Business
Entities prior to acquiring any shares pursuant to the authority
		Management	For	For
11.
Authorize the Board to raise one or more loans where the Creditor is entitled to require issue of shares in order to ensure that the
Company has sufficient financial flexibility with respect to capital expenditures and related working capital requirements and/or mergers and acquisitions; the loans shall not exceed a total amount of NOK 49,000,000, and the share capital increase shall not exceed NOK 49,000,000; the conditions for the loans shall be determined by the Board at each subscription with regard to the need of the Company and the market price of the shares at that time, existing shareholders' pre-emptive rights to subscribe for
Shares may be waived by the Board upon exercise of the
authority; [Authority shall expire at the AGM in 2010 but in any event not later than 15 months from the date of this general meeting]; and to make necessary changes to the Articles of
Association in relation to execution of the authority
		Management	For	For
12.1	Elect Mr. Dag Opedal as a new Director	Management	For	For
12.2	Elect Ms. Grace Skaugen as a new Director	Management	For	For
12.3	Elect Mr. Hilde Myrberg as a new Director	Management	For	For
12.4	Elect Mr. Odd Hansen as a new Director	Management	For	For
13.1	Elect Mr. Torkild Nordberg [Committee Chair] as a Member of Nominating Committee	Management	For	For
13.2	Elect Mr. Christian Berg as a Member of Nominating Committee	Management	For	For
RENEWABLE ENERGY CORPORATION AS, HOVIK
Security		R7199U100	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol			Meeting Date	05-Jun-2009
ISIN		NO0010112675	Agenda	701971245 - Management
Item	Proposal		Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
1.	Opening of the meeting by the Chairman of the Board and registration of attending shareholders and proxies		Management	For	For
2.	Elect Mr. Thomas Aanmoen as a Chairman of the meeting and at least 1 person to sign the minutes together with the Chairman		Management	For	For
3.	Approve the notice of the meeting and the agenda		Management	For	For
4.
Approve to increase the share capital with minimum NOK
40,000,000 and maximum NOK 400,000,000, from NOK
494,314,725 to minimum NOK 534,314,725 and maximum NOK
894,314,725, by issuance of between 40,000,000 and
400,000,000 new shares of nominal value NOK 1 each the final number of shares to be issued shall be determined by the Board prior to start of the subscription period; the Company's
shareholders as per 05 JUN 2009 shall have preferential rights to subscribe for the new shares Tradable subscription rights will be issued Oversubscription and subscription without subscription rights is permitted; the Company shall issue a prospectus
approved by Oslo Bors in connection with the capital increase unless the Board decides otherwise, the prospectus shall not be registered with or approved by any foreign authorities other than
Oslo Bors the new shares cannot be subscribed for by investors in jurisdictions in which it is not permitted to offer new shares to the investors in question without the registration or app
			Management	For	For

subscribers having used their subscription rights and who have over-subscribed will have the right to be allocated remaining new shares on a pro rata basis in accordance with Section 10-4 of the
Norwegian Public Companies Act in the event that pro rata
allocation is not possible due to the number of remaining new shares, the Company will determine the allocation by lot drawing;
any remaining new shares not allocated pursuant to the criteria in items 4.1 and 4.2 above will be allocated to subscribers not holding subscription rights allocation will be sought made pro rata based on the relevant subscription amounts, provided such
allocations may be rounded down to the nearest round lot, which is 200 Shares; any remaining New Shares not allocated pursuant to the above allocation criteria will be subscribed by and allocated to members of the Underwriting Syndicate to the extent these have not fulfilled their underwriting obligations through
subscription for shares in the subscription period, based on and in accord

5.
Authorize the Board to raise one or more convertible loans or loans with warrants, CF the Public Limited Liability Companies Act section 11-1, in order to ensure financial flexibility, including in connection with capital expenditures and/or mergers and
acquisitions the loans shall not exceed a total principal amount of
NOK 6,000,000,000 the share capital increase shall not exceed
NOK 60,000,000 the conditions for the loans shall be determined by the Board at each subscription with regard to the need of the
Company and the market price of the shares at that time existing
			Management	For	For

shareholders' pre-emptive rights to subscribe for shares may be waived by the Board upon exercise of the authority this authority to raise a convertible loan replaces the authority to raise a convertible loan granted the Board at the General Meeting held on
19 MAY 2009 [Authority shall expire at the AGM in 2010 but in any even not later than 15 months from the date of this General
Meeting]; to make necessary changes to the Articles of
Association upon conversion of loans issued pursuant to the
authority

6.
Authorize the Board to increase the share capital by maximum
NOK 60,000,000 in one or more share issues in order to improve the Company's financial flexibility, including in connection with capital expenditures and acquisitions the authority also includes capital increases in connection with mergers and share issues to employees the subscription price and subscription terms shall be decided by the Board in connection with each share issue, taking into consideration the Company's requirements and the shares'
market value at the relevant time shares may be issued for
contribution in form of cash or by transfer of other
assets[contribution in kind] existing shareholder's pre-emptive rights to subscribe for shares may be deviated from by the Board upon exercise of this authorization this authority replaces the authority given on 19 MAY 2009 to issue 49,000,000 shares to ensure that the Company has sufficient financial flexibility with respect to capital expenditure and related working capital
requirements and acq
			Management	For	For
SOLARWORLD AG, BONN
Security		D7045Y103	Meeting Type	Annual General Meeting
Ticker Symbol			Meeting Date	20-May-2009
ISIN		DE0005108401	Agenda	701888870 - Management
Item	Proposal		Type	Vote	For/Against Management

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 29 APR 2009, WHEREAS-THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. THI-S IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
GE-RMAN LAW. THANK YOU
Non-Voting
1.
Presentation of the financial statements and annual report for the
2008 FY wit-h the report of the Supervisory Board, the Group financial statements and annu-al report, and the report pursuant to
Sections 289(4) and 315(4) of the German-Commercial Code
Non-Voting
2.
Resolution on the appropriation of the distributable profit of EUR
76,864,643.50 as follows: payment of a dividend of EUR 0.15 per share EUR 60,106,643.50 shall be allocated to the revenue
reserves ex-dividend and payable date: 22 MAY 2009
			Management	For	For
3.	Ratification of the Acts of the Board of Managing Directors		Management	For	For
4.	Ratification of the Acts of the Supervisory Board		Management	For	For
5.	Appointment of Auditors for the 2009 FY: BDO Deutsche Warentreuhand AG, Bonn		Management	For	For
6.	Approval of an amendment to the Profit Transfer Agreement with the Company's wholly owned subsidiary Deutsche Cell GmbH		Management	For	For
7.	Approval of an amendment to the Profit Transfer Agreement with the Company's wholly owned subsidiary Solar Factory GmbH		Management	For	For
8.	Approval of an amendment to the Profit Transfer Agreement with the Company's wholly owned subsidiary SolarWorld Innovations GmbH		Management	For	For
9.
Authorization to acquire own shares the Company shall be
authorized to acquire own shares of up to 10% of its share capital, at prices not deviating more than 15% from the market price, on or before 20 NOV 2010, the Board of Managing Directors shall be authorized to retire the shares or to use the shares for acquisition purposes
			Management	For	For
10.
Resolution on the capping of the remuneration for the Board of
Managing Directors no Managing Director shall receive
remuneration in excess of twenty times the average income within the SolarWorld Group of Companies
			Management	For	For

COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS
MEETING. A LINK TO THE COUNTER P-ROPOSAL
INFORMATION IS AVAILABLE IN THE MATERIAL URL
SECTION OF THE APPLICATIO-N. IF YOU WISH TO ACT ON
THESE ITEMS, YOU WILL NEED TO REQUEST A MEETING
ATTEN-D AND VOTE YOUR SHARES AT THE COMPANYS
MEETING.
Non-Voting

SUNPOWER CORPORATION
Security		867652109	Meeting Type	Annual
Ticker Symbol		SPWRA	Meeting Date	08-May-2009
ISIN		US8676521094	Agenda	933018207 - Management
Item	Proposal		Type	Vote	For/Against Management
01	DIRECTOR		Management
	1	UWE-ERNST BUFE		For	For
	2	PAT WOOD III		For	For
02	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR FISCAL YEAR 2009.		Management	For	For

TRINA SOLAR LIMITED
Security	89628E104	Meeting Type	Annual
Ticker Symbol	TSL	Meeting Date	29-Aug-2008
ISIN	US89628E1047	Agenda	932941001 - Management
Item	Proposal	Type	Vote	For/Against Management
01	RESOLUTION AS SET OUT IN PARAGRAPH 1 OF THE NOTICE OF ANNUAL GENERAL MEETING.	Management	For	For
02	RESOLUTION AS SET OUT IN PARAGRAPH 2 OF THE NOTICE OF ANNUAL GENERAL MEETING.	Management	For	For
03	RESOLUTION AS SET OUT IN PARAGRAPH 3 OF THE NOTICE OF ANNUAL GENERAL MEETING.	Management	For	For
04	RESOLUTION AS SET OUT IN PARAGRAPH 4 OF THE NOTICE OF ANNUAL GENERAL MEETING.	Management	For	For
05	RESOLUTION AS SET OUT IN PARAGRAPH 5 OF THE NOTICE OF ANNUAL GENERAL MEETING.	Management	For	For

VESTAS WIND SYSTEMS A/S, RANDERS
Security	K9773J128	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Mar-2009
ISIN	DK0010268606	Agenda	701845680 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE "IN FAVOR" OR ''ABSTAIN" ONL-Y FOR RESOLUTION 4.A TO 5.B. THANK YOU.	Non-Voting

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 540553 DUE TO SPLITTING OF-DIRECTORS NAMES. ALL
VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARD-ED AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.	Receive the report from Board of Directors on the Company's activities during-the past year	Non-Voting
2.	Approve the presentation of the annual report and resolution to adopt the annual report	Management	For	For
3.	Approve the resolution on the distribution of the profit or covering of loss according to the approved annual report, the Board of Directors proposes that no dividend be paid out for 2008	Management	For	For
4.a	Re-elect Mr. Bent Erik Carlsen as the Members of the Board of Directors	Management	For	For
4.b	Re-elect Mr. Torsten Erik Rasmussen as the Members of the Board of Directors	Management	For	For
4.c	Re-elect Mr. Freddy Frandsen as the Members of the Board of Directors	Management	For	For
4.d	Re-elect Mr. Jorgen Huno Rasmussen as the Members of the Board of Directors	Management	For	For
4.e	Re-elect Mr. Jorn Ankaer Thomsen as the Members of the Board of Directors	Management	For	For
4.f	Re-elect Mr. Kurt Anker Nielsen as the Members of the Board of Directors	Management	For	For
4.g	Elect Mr. Hakan Eriksson as the Members of the Board of Directors	Management	For	For
4.h	Elect Mr. Ola Rollen as the Members of the Board of Directors	Management	For	For
5.a	Re-appoint PricewaterhouseCoopers, Statsautoriseret Revisionsaktieselskab as the Auditors of the Company	Management	For	For
5.b	Re-appoint KPMG Statsautiroseret Revisionspartnerselskab as the Auditors of the Company	Management	For	For
6.a
Approve the overall guidelines for incentive pay for the Members of the Executive Management of Vestas Wind Systems A/S laid
down by the Board of Directors; if the guidelines are approved by the AGM, the following new Article 13 will be included in the
Companys Articles of Association
		Management	For	For
6.b
Authorize the Company to acquire treasury shares in the period up until the next AGM up to a total nominal value of 10% of the value of the Company's share capital at the time in question, cf.,
Article 48 of the Danish Public Companies Act, the payment for the shares must not deviate more 10% from the closing price
quoted at the NASDAQ OMX Copenhagen at time of acquisition
		Management	For	For
	Any other business	Non-Voting

YINGLI GREEN ENERGY HOLD. CO. LTD.
Security	98584B103	Meeting Type	Annual
Ticker Symbol	YGE	Meeting Date	04-Aug-2008
ISIN	US98584B1035	Agenda	932937280 - Management
Item	Proposal	Type	Vote	For/Against Management
01	TO CONSIDER AND ADOPT THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007.	Management	For	For
02	TO ADOPT THE COMPANY'S AUDITED CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007.	Management	For	For
3A	TO RE-ELECT MR. GEORGE JIAN CHUANG AS A DIRECTOR OF THE COMPANY.	Management	For	For
3B	TO ELECT MR. MING HUANG AS A DIRECTOR OF THE COMPANY.	Management	For	For
3C	TO ELECT MR. JUNMIN LIU AS A DIRECTOR OF THE COMPANY.	Management	For	For
04	TO RATIFY THE APPOINTMENT OF KPMG AS THE COMPANY'S INDEPENDENT AUDITORS.	Management	For	For

Market Vectors Coal ETF
AQUILA RESOURCES LTD
Security	Q0460J103	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	28-Nov-2008
ISIN	AU000000AQA9	Agenda	701745068 - Management
Item	Proposal	Type	Vote	For/Against Management
	To receive the financial statements of Aquila Resources Limited for the YE 30-JUN 2008, together with the Directors' report and the Auditor's report as spec-ified in the annual report	Non-Voting
1.	Re-elect Mr. Charles B. Bass as a Director of the Company, who retires by rotation in accordance with the Constitution of the Company	Management	For	For
2.	Adopt, for the purposes of Section 250R(2) of the Corporations Act 2001 and for all other purposes, the remuneration report contained in the 2008 annual report as specified	Management	For	For

CENTENNIAL COAL COMPANY LTD
Security	Q2173Y104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	27-Nov-2008
ISIN	AU000000CEY1	Agenda	701746008 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the Company's financial report and the reports of the Directors' and t-he Auditors' for the YE 30 JUN 2008	Non-Voting
2.	Re-elect Dr. Paul J. Moy as a Director of the Company, who retires by rotation in accordance with Clause 13.4.1 of the Company's Constitution	Management	For	For
3.	Re-elect Mr. Bruce S. Allan as a Director of the Company, who retires in accordance with Clause 13.6.2 of the Company's Constitution	Management	For	For
4.	Re-elect Mr. Richard J. Grellman as a Director of the Company, who retires in accordance with Clause 13.6.2 of the Company's Constitution	Management	For	For
5.	Re-elect Mr. Neville W. Sneddon as a Director of the Company, who retires in accordance with Clause 13.6.2 of the Company's Constitution	Management	For	For
6.	Adopt the remuneration report for the YE 30 JUN 2008	Management	For	For

CHINA COAL ENERGY CO LTD
Security	Y1434L100	Meeting Type		ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date		19-Dec-2008
ISIN	CNE100000528	Agenda		701758116 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve and ratify the Land Use Rights Leasing Framework Agreement and its annual caps for each of the 3 YE 31 DEC 2009, 2010 and 2011, as specified	Management	For	For
2.	Approve and ratify the Trademark License Framework Agreement as specified	Management	For	For
3.	Approve and ratify the Property Leasing Framework Agreement and its annual caps for each of the 3 YE 31 DEC 2009, 2010 and 2011, as specified	Management	For	For
4.	Approve and ratify the Coal Export and Sales Agency Framework Agreement and its proposed annual caps for each of the 3 YE 31 DEC 2009, 2010 and 2011, as specified	Management	For	For
5.	Approve and ratify the Coal Supplies Framework Agreement and its annual caps for each of the 3 YE 31 DEC 2009, 2010 and 2011, as specified	Management	For	For
6.	Approve and ratify the Integrated Materials and Services Mutual Provision Framework Agreement and its annual caps for each of the 3 YE 31 DEC 2009, 2010 and 2011, as specified	Management	For	For
7.	Approve and ratify the revised cap of the amounts paid for provision of construction services from China Coal Group for the YE 31 DEC 2008, as specified	Management	For	For
8.	Approve and ratify the Mine Construction, Mining Design and General Contracting Service Framework Agreement and its annual caps for each of the 3 YE 31 DEC 2009, 2010 and 2011, as specified	Management	For	For
9.	Approve and ratify the Coal, Pertinent Products and Service Provision Framework Agreement and its proposed annual caps for each of the 3 YE 31 DEC 2009, 2010 and 2011, as specified	Management	For	For
10.	Appoint Mr. Wang An as an Executive Director of the Board of Directors of the Company with immediate effect	Management	For	For
CHINA COAL ENERGY CO LTD
Security	Y1434L100	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	CNE100000528	Agenda	701903420 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the 2008 report of the Board of Directors of the Company [the Board of Directors]	Management	For	For
2.	Approve the 2008 report of the Supervisory Committee of the Company [the Supervisory Committee]	Management	For	For
3.	Approve the report of the Auditors and the Company's audited financial statements for the YE 31 DEC 2008	Management	For	For
4.	Approve the Profit Distribution Plan for the year 2008 as recommended by the Board of Directors and authorize the Board of Directors to implement such proposal	Management	For	For
5.	Approve the Company's 2009 capital expenditure budget	Management	For	For
6.	Approve the 2009 emoluments of the Directors and the Supervisors of the Company	Management	For	For

7.         Re-appoint
PricewaterhouseCoopers Zhong Tian CPAs Limited
Management	For	For
Company, as the Company's
Domestic Auditor and
PricewaterhouseCoopers, Certified Public Accountants, as the
Company's International Auditor for the FY of 2009 and authorize the Board of Directors to determine their respective remunerations

S.8	Approve the proposed amendments to the Articles of Association of the Company, as specified	Management	For	For

CHINA SHENHUA ENERGY CO LTD
Security	Y1504C113	Meeting Type		Class Meeting
Ticker Symbol		Meeting Date		05-Jun-2009
ISIN	CNE1000002R0	Agenda		701912671 - Management
Item	Proposal	Type	Vote	For/Against Management
PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE ''IN FAVOR" OR "AGAINST" FOR-THE BELOW RESOLUTION. THANK YOU.		Non-Voting
S.1
Authorize the Board of Directors to, by reference to market
conditions and in accordance with needs of the Company, to
repurchase domestic shares [A shares] not exceeding 10% of the number of domestic shares [A shares] in issue at the time when this resolution is passed at AGM and the relevant resolutions is passed at class meetings of shareholders, pursuant to PRC laws and regulations, and for repurchases of domestic shares [A
shares], the Company will seek further approval from its
shareholders in general meeting for each repurchase of domestic shares [A shares] even where the general mandate is granted, but will not be required to seek shareholders' approval at class meetings of domestic share [A share] shareholders or overseas-
listed foreign invested share [H share] shareholders, and to formulate and implement detailed repurchase plan, including but not limited to repurchase price, number of shares to repurchase, time of repurchase and period of repurchase etc; to notify
creditors in accordance with the PRC Company Law and Articles of Association of the Company; to open overseas share accounts and to carry out related change of foreign exchange registration procedures; to carry out relevant approval procedures required by regulatory authorities and venues in which the Company is listed, and to carry out filings with the China Securities Regulatory
Commission; to carry out cancellation procedures for repurchased shares, decrease registered capital, and to make corresponding amendments to the Articles of Association of the Company
relating to share capital and shareholdings etc, and to carry out statutory registrations and filings within and outside China; and
approve and execute, on behalf of the Company, documents and matters related to share repurchase; [Authority expires the earlier of the conclusion of the next AGM or the expiration of the period of
12 months following the passing of this special resolution at the
AGM for 2008, the first A shareholders' class meeting in 2009 and the first H shareholders' class meeting in 2009]

CHINA SHENHUA ENERGY CO LTD
Security	Y1504C113	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	05-Jun-2009
ISIN	CNE1000002R0	Agenda	701912669 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' FOR-ALL RESOLUTIONS. THANK YOU.	Non-Voting
1.	Approve the report of the Board of Directors of the Company for the YE 31 DEC 2008	Management	For	For
2.	Approve the report of the Board of Supervisors of the Company for the YE 31 DEC 2008	Management	For	For
3.	Approve the audited financial statements of the Company for the YE 31 DEC 2008	Management	For	For
4.
Approve the Company's Profit Distribution Plan for the YE 31 DEC
2008: i.e. final dividend for the YE 31 DEC 2008 in the amount of
RMB 0.46 per share [inclusive to tax] be declared and distributed, the aggregate amount of which is approximately RMB
9,149,000,000
		Management	For	For
5.
Approve the remuneration of the Directors and Supervisors of the
Company for the YE 31 DEC 2008: i.e. aggregate remuneration of the Executive Directors is in the amount of RMB 843,181;
aggregate remuneration of the Non-Executive Directors is in the amount of RMB 1,350,000, of which the aggregate remuneration of the Independent Non-Executive Directors is in the amount of
RMB 1,350,000, the Non-Executive Directors [other than the
Independent Non-Executive Directors] are remunerated by
Shenhua Group Co., Limited and are not remunerated by the
Company; remuneration of the Supervisors is in the amount of
RMB 1,076,879
		Management	For	For
6.
Re-appoint KPMG Huazhen and KPMG as the PRC and
International Auditors respectively of the Company for 2009, the term of such re-appointment shall continue until the next AGM, and authorize a Committee comprising of Mr. Zhang Xiwu, Mr.
Ling Wen and Mr. Chen Xiaoyue, all being Directors of the
Company, to determine their remuneration
		Management	For	For
7.	Appoint Mr. Gong Huazhang as an Independent Non-Executive Director of the Company	Management	For	For
8.
Approve the Coal Supply Framework Agreement dated 27 MAR
2009 entered into between the Company and Shaanxi Province
Coal Transportation and Sales [Group] Co Ltd, the proposed
annual caps of RMB 4,825,600,000 for the YE 31 DEC 2009 and
RMB 6,110,000,000 for the YE 31 DEC 2010 thereto and the
transactions contemplated thereunder
		Management	For	For
S.9
Approve the proposed amendments to the Articles of Association of the Company [as specified], and authorize a Committee
comprising of Mr. Zhang Xiwu and Mr. Ling Wen, all being
Directors of the Company, to, after passing of this resolution, carry out further amendments to the Articles of Association of the
Company as they may consider necessary and appropriate at the request of relevant regulatory authorities in the course of filing the
Articles of Association with such regulatory authorities
	Management	For	For
S.10
Approve a general mandate to the Board of Directors to, by
reference to market conditions and in accordance with needs of the Company, to allot, issue and deal with, either separately or concurrently, additional domestic shares [A Shares] and overseas-
listed foreign invested shares [H Shares] not exceeding 20% of each of the number of domestic shares [A Shares] and the
number of overseas-listed foreign invested shares [H Shares] in issue at the time of passing this resolution at AGM; pursuant to
PRC laws and regulations, the Company will seek further approval from its shareholders in general meeting for each issuance of domestic shares [A Shares] even where this general mandate is approved; authorize the Board of Directors to [including but not limited to the following]: (i) formulate and implement detailed issuance plan, including but not limited to the class of shares to be issued, pricing mechanism and/or issuance price [including price range], number of shares to be issued, allottees and use of
proceeds, time of issuance, period of issuance and whether to issue shares to existing shareholders; (ii) approve and execute, on behalf of the Company, agreements related to share issuance, including but not limited to underwriting agreement and
engagement agreements of professional advisers; (iii) approve and execute, on behalf of the Company, documents related to
share issuance for submission to regulatory authorities, and to carry out approval procedures required by regulatory authorities and venues in which the Company is listed; (iv) amend, as
required by regulatory authorities within or outside China,
agreements and statutory documents referred to in (ii) and (iii)
above; (v) affix seal of the Company on share issuance related agreements and statutory documents; (vi) engage the services of professional advisers for share issuance related matters, and to approve and execute all acts, deeds, documents or other matters necessary, appropriate or required for share issuance; (vii)
increase the registered capital of the Company after share
issuance, and to make corresponding amendments to the Articles of Association of the Company relating to share capital and
shareholdings etc, and to carry out statutory registrations and filings within and outside China; [Authority expires the earlier of the conclusion of the next AGM of the Company for 2009 or the expiration of 12 months following the passing of this special resolution at the AGM for 2008], except where the Board of
Directors has resolved to issue domestic shares [A Shares] or overseas-listed foreign invested shares [H Shares] during the relevant period and the share issuance is to be continued or implemented after the relevant period
	Management	For	For
S.11
Approve a general mandate to the Board of Directors to, by
reference to market conditions and in accordance with needs of the Company, to repurchase domestic shares [A Shares] not
exceeding 10% of the number of domestic shares [A Shares] in issue at the time when this resolution is passed at AGM and the relevant resolutions are passed at class meetings of shareholders;
pursuant to PRC laws and regulations, and for repurchases of domestic shares [A Shares], the Company will seek further
approval from its shareholders in general meeting for each
repurchase of domestic shares [A Shares] even where the general mandate is granted, but will not be required to seek shareholders'
approval at class meetings of domestic share [A Share]
shareholders or overseas-listed foreign invested share [H Share]
shareholders; by reference to market conditions and in
accordance with needs of the Company, to repurchase overseas-
listed foreign invested shares [H Shares] not exceeding 10% of the number of overseas-listed foreign invested shares [H Shares]
in issue at the time when this resolution is passed at AGM and the relevant resolutions are passed at class meetings of shareholders;
authorize the Board of Directors to [including but not limited to the following]: (i) formulate and implement detailed repurchase plan, including but not limited to repurchase price, number of shares to repurchase, time of repurchase and period of repurchase etc; (ii)
notify creditors in accordance with the PRC Company Law and
Articles of Association of the Company; (iii) open overseas share accounts and to carry out related change of foreign exchange registration procedures; (iv) carry out relevant approval
procedures required by regulatory authorities and venues in which the Company is listed, and to carry out filings with the China
Securities Regulatory Commission; (v) carry out cancelation
procedures for repurchased shares, decrease registered capital, and to make corresponding amendments to the Articles of
Association of the Company relating to share capital and
shareholdings etc, and to carry out statutory registrations and filings within and outside China; (vi) approve and execute, on behalf of the Company, documents and matters related to share repurchase; [Authority expires the earlier of the conclusion of the next AGM of the Company for 2009 or the expiration of 12 months following the passing of this special resolution at the AGM for
2008, the first A shareholders' class meeting in 2009 and the first
H shareholders' class meeting in 2009], except where the board of directors has resolved to repurchase domestic shares [A Shares]
or overseas-listed foreign invested shares [H Shares] during the relevant period and the share repurchase is to be continued or implemented after the relevant period

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF CONSERVATIVE RECORD DATE-. IF YOU HAVE ALREADY
SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
PROXY FORM-UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
	Non-Voting

COALCORP MNG INC
Security	190135400	Meeting Type	MIX
Ticker Symbol		Meeting Date	11-Dec-2008
ISIN	CA1901354003	Agenda	701766339 - Management
Item	Proposal	Type	Vote	For/Against Management
	To receive the audited consolidated financial statements of the Corporation fo-r the FYE 30 JUN 2008, together with the Auditors' report thereon	Non-Voting
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR "AGAINST" ONLY-FOR RESOLUTION 3 AND "IN FAVOR" OR 'ABSTAIN' ONLY FOR RESOLUTION 1 TO 2. THAN-K YOU.	Non-Voting
1.1	Elect Mr. Serafino Iacono as a Director of the Corporation	Management	Abstain	Against
1.2	Elect Mr. Miguel de la Campa as a Director of the Corporation	Management	Abstain	Against
1.3	Elect Mr. Robert Metcalfe as a Director of the Corporation	Management	Abstain	Against
1.4	Elect Mr. Allan Wakefield as a Director of the Corporation	Management	Abstain	Against
1.5	Elect Mr. Miguel Rodriguez as a Director of the Corporation	Management	Abstain	Against
1.6	Elect Mr. Luis Carlos Valenzuela Delgado as a Director of the Corporation	Management	Abstain	Against
1.7	Elect Mr. Jan Castro as a Director of the Corporation	Management	Abstain	Against
1.8	Elect Mr. Joseph Belan as a Director of the Corporation	Management	Abstain	Against
1.9	Elect Mr. George Halatsis as a Director of the Corporation	Management	Abstain	Against
1.10	Elect Mr. Steven Parker as a Director of the Corporation	Management	Abstain	Against
2.	Re-appoint Deloitte & Touche LLP, as the Auditors of the Corporation and authorize the Board of Directors to fix the Auditors' remuneration	Management	For	For
3.
Approve the issuance of that number of common shares of the
Corporation having an aggregate value of USD 3,911,499 to
certain executive officers of and a consultant to, the Corporation on 02 MAR 2009 [being the date on which the employment or
consulting relationship between the Corporation and such persons will terminate], at a price per common share equal to the volume weighted trading price of the common shares on the Toronto
Stock Exchange during the prior 20 trading day period
		Management	Against	Against
PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN NUMBERING OF RESOLUTIONS.-IF YOU HAVE ALREADY
SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
PROXY FORM-UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.

EXXARO RESOURCES LTD
Security	S26949107	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	08-May-2009
ISIN	ZAE000084992	Agenda	701875582 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the annual financial statements of the Group for the period ended 31 DEC 2008, including the Directors' report and the report of the Auditors thereon	Management	For	For
2.	Ratify the re-appointment of Deloitte & Touche as the Auditors of the Company and Mr. B.W. Smith as the Designated Partner for the ensuing year	Management	For	For
3.	Authorize the Directors to determine the Auditors' remuneration for the period ended 31 DEC 2008	Management	For	For
4.1	Re-elect Mr. S.E.A. Mngomezulu as a Director, who retires in terms of Article 15.2 of the Articles of Association	Management	For	For
4.2	Re-elect Mr. J. Van Rooyen as a Director, who retires in terms of Article 15.2 of the Articles of Association	Management	For	For
5.1	Re-elect Mr. V.Z. Mntambo as a Director, who retires by rotation in terms of Clause 16.1 of the Articles of Association of the Company	Management	For	For
5.2	Re-elect Mr. N.L. Sowazi as a Director, who retires by rotation in terms of Clause 16.1 of the Articles of Association of the Company	Management	For	For
5.3	Re-elect Mr. D. Zihiangu as a Director, who retires by rotation in terms of Clause 16.1 of the Articles of Association of the Company	Management	For	For
6.	Approve the remuneration of the Non-Executive for the period 01 JAN 2009 to 31 DEC 2009 as specified	Management	For	For
7.
Authorize the Directors, subject to the provisions of Article 3.2 of the Articles of Association of the Company, the provisions of the
Companies Act, 61 of 1973, as amended, [the Act], and the
Listings Requirements of JSE Limited [JSE], to allot and issue at their discretion until the next AGM of the Company authorized but unissued shares for such purposes as they may determine, after setting aside so many shams as may, subject again to Article 3.2 of the Articles of Association of the Company, be required to be allotted and issued by the Company pursuant to the Company
approved Employee Share Incentive Schemes [the schemes]
		Management	For	For
8.
Authorize the Directors, subject to Article 3.2 of the Articles of
Association of the Company, the Act, and the Listings
Requirements of the JSE, to allot and issue ordinary shares
and/or any options/convertible securities that are convertible into ordinary shares for cash on the following basis, after setting aside so many shares as may, subject again to Article 3.2 of the Articles of Association of the Company, be required to be allotted and issued by the Company pursuant to the schemes, to any public shareholder as defined by the Listings Requirements of the JSE, as and when suitable opportunities arise, subject to the following conditions: a press announcement giving full details, including the impact on net asset value and earnings per share, be published at the time of any issue representing, on a cumulative basis within 1 year, 5% or more of the number of shares in issue prior to the issue/s; the shares be issued to public shareholders as defined by the JSE and not to related parties; any issue in the aggregate in any 1 year shall not exceed 15% of the number of shares of the
Company's issued ordinary share capital [including the number to be issued in the future as a result of the exercise of options or conversion of convertible securities issued in the same FY]; and in
		Management	For	For

determining the price at which an issue of shares be made in terms of this authority, the maximum discount permitted will be
10% of the weighted average traded price of the shares over the
30 days prior to the date that the price of the issue is agreed in writing between the issuer and the party/parties subscribing for the securities, in the event that shares have not traded in the said 30 day period a ruling will be obtained from the committee of the JSE;
[Authority expires the earlier of the conclusion of the Company's next AGM or 15 months]

S.1
Authorize the Company or any wholly owned subsidiary of the
Company may, subject to the Act, Article 36 of the Articles of
Association of the Company or Articles of Association of a
subsidiary respectively and the Listings Requirements of the JSE, from time to time purchase shares issued by itself or shares in its holding Company, as and when deemed appropriate
		Management	For	For

FELIX RESOURCES LTD
Security	Q37592104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	31-Oct-2008
ISIN	AU000000FLX1	Agenda	701721777 - Management
Item	Proposal	Type	Vote	For/Against Management
	To receive and consider the financial report of the Company and the consolidat-ed entity together with the Directors' report and the Auditor's report for the-YE 30 JUN 2008	Non-Voting
1.	Adopt, for the purpose of Section 250R of the Corporations Act and for all other purposes, the remuneration report for the period ended 30 JUN 2008	Management	For	For
2.	Elect Mr. Hans Juergen Mende as a Director of the Company, who retires	Management	For	For
3.	Re-elect Mr. John Kinghorn as a Director of the Company, who retires by rotation in accordance with Rule 81(1) of the Company's Constitution	Management	For	For

FUSHAN INTERNATIONAL ENERGY GROUP LTD
Security	Y2677L104	Meeting Type
Ticker Symbol		Meeting Date
ISIN	HK0639031506	Agenda
Item	Proposal
1.
Approve and ratify the conditional sale and purchase agreement dated 09 MAY 2008 [the Agreement] in relation to the acquisition of the Sales Shares and the Sale Loans [as specified] and the transactions contemplated thereunder [including but not limited to the arrangement regarding Mr. Xing's Net Indebtedness as
specified and the issue and allotment of 1,260,000,000 shares of
HKD0.1 each in the capital of the Company credited as fully paid at HKD4.5 each share in partial satisfaction of the consideration payable under the agreement; and authorize the Executive
Directors of the Company on behalf of the Company to do all such acts and sign, seal, execute and deliver all such documents and take all such actions as they may consider necessary or desirable for the purpose of or in connection with or to give effect to the agreement and the transactions contemplated thereunder

2.
Approve, the Supply Contract [as specified] entered between each of PRC Subsidiaries as specified and Mr. Xing as specified and his associates dated 02 JUN 2008 and the transactions
contemplated thereunder on the condition that the annual caps on the amounts of coking coal, electricity and raw materials and fixed assets to be purchased or sold shall not exceed the amount
shown below tables for the FYE 31 DEC 2008, 31 DEC 2009 and
31 DEC 2010, the annual caps on the amounts of cooking coal
that may be purchased under the supply contract in monetary
terms are as specified, and authorize the executive Directors of the Company on behalf of the Company to do all such acts and sign, seal, execute and deliver all such documents and take all such actions as they may consider necessary or desirable for the purpose of or in connection with or to give effect to the supply contract and the Mutual Coal Supply Contract and the
transactions contemplated thereunder

FUSHAN INTERNATIONAL ENERGY GROUP LTD
Security	Y2677L104	Meeting Type	Special General Meeting
Ticker Symbol		Meeting Date	15-Dec-2008
ISIN	HK0639031506	Agenda	701774538 - Management
Item	Proposal	Type	Vote	For/Against Management
PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR'' OR "AGAINST" ONL-Y FOR ALL RESOLUTIONS. THANK YOU.		Non-Voting
1.
Approve the Revised Supply Contract [as specified] entered
between each of PRC Subsidiaries [as specified] and Mr. Xing [as specified] and his associates dated 03 NOV 2008 and the
transactions contemplated thereunder, on the condition that the annual caps on the amounts of coking coal, electricity and raw materials and fixed assets to be purchased or sold shall not exceed the amount shown below tables for the FY ending 31 DEC
2008, 31 DEC 2009 and 31 DEC 2010 as specified
		Management	Abstain	Against
2.
Approve the Shi Supply Contract [as specified] entered between each of PRC Subsidiaries [as specified] and Mr. Shi [as specified]
and his associates dated 03 NOV 2008 and the transactions
contemplated thereunder, on the condition that the annual caps on the amounts of coking coal to be purchased shall not exceed the amount shown below tables for the FY ending 31 DEC 2008,
31 DEC 2009 and 31 DEC 2010 as specified
		Management	Abstain	Against
3.
Authorize the Directors of the Company [the Directors], subject to this Resolution and pursuant to Section 57B of the Companies
Ordinance [Chapter 32 of the Laws of Hong Kong], during the
Relevant Period [as hereinafter defined] of all the powers of the
Company to allot, issue and deal with additional shares in the capital of the Company or securities convertible into shares, or options, warrants or similar rights to subscribe for any shares or such securities in the capital of the Company, and to make or grant offers, agreements, options and rights of exchange or
conversion which might require the exercise of such powers; the approval in this Resolution shall be in addition to any other authorization given to the Directors and shall authorize the
Directors during the Relevant Period to make or grant offers, agreements, options and rights of exchange or conversion which would or might require the exercise of such powers after the end of the Relevant Period; the aggregate nominal amount of share capital allotted or agreed conditionally or unconditionally to be allotted [whether pursuant to an option, warrant or otherwise] and issued by the Directors pursuant to the approval granted in this
Resolution, otherwise than pursuant to: i) a Rights issue [as specified]; ii) the exercise of rights of subscription or conversion under the terms of any warrants issued by the Company or any securities when are convertible into shares; iii) an issue of shares under any share option scheme or similar arrangement adopted by the Company; and iv) an issue of shares as scrip dividends or similar arrangement providing for the allotment of shares in lieu of the whole or part of a dividend on shares in accordance with the
Articles of Association of the Company; shall not exceed 20% of the aggregate nominal amount of the share capital of the
Company in issue as at the date of passing of this Resolution, and the approval granted in the Resolution shall be limited accordingly;
and [Authority expires at the conclusion of the next AGM of the
Company or the expiration of the period within which the next general meeting of the Company is required by the Articles of
Association of the Company or the Companies Ordinance
[Chapter 32 of the Laws of Hong Kong] to be held]; approve,
subject to this Resolution in the notice convening this meeting of which this Resolution forms part, to extend the general mandate granted to the Directors and for the time being in force to exercise all the powers of the Company to allot, issue and otherwise deal with shares in the capital of the Company and to make or grant offers, agreements, options and rights of exchange or conversion pursuant to this Resolution, by the addition to the aggregate nominal amount of share capital of the Company which may be
allotted or agreed conditionally or unconditionally to be allotted
[whether pursuant to an option, warrant or otherwise] by the
Directors pursuant to such general mandate, an amount
representing the aggregate nominal amount of the share capital of the Company repurchased by the Company under the authority
granted pursuant to the Resolution passed on the AGM of the
Company held on 13 JUN 2008 that such amount shall not exceed
10% of the aggregate nominal amount of the share capital of the
Company in issue as at the date of passing of this Resolution

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF ACTUAL RECORD DATE. IF Y-OU HAVE ALREADY SENT
IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
FORM UNLES-S YOU DECIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.

FUSHAN INTERNATIONAL ENERGY GROUP LTD
Security	Y2677L104	Meeting Type
Ticker Symbol		Meeting Date
ISIN	HK0639031506	Agenda
Proposal
PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' FOR-RESOLUTION 1. THANK YOU.

1.
Approve and ratify, the conditional sale and purchase agreement dated 19 APR 2008 [the Agreement] in relation to the disposal of
70% equity interest of Taiyuan Xishan Risheng Coal and Coking
Co., Limited [Risheng] to Shanxi Xishan Coal and Electricity
Power Co., Limited and the transactions contemplated thereunder
[including but not limited to regarding Shanxi Jinshan Energy
Limited [Jinshan] to assume the Risheng Loans [as specified]]
amounting to RMB 119,277,882 [approximately HKD 133,840,000]
as at 31 MAR 2008 due by Risheng to various creditors], the 2 conditional Loan Novation Agreements dated 19 APR 2008 [the
Loan Novation Agreements] in relation to the assuming the
liabilities of the aggregate amount of RMB 35,000,000
[approximately HKD 39,273,000] by Mr. Wong Lik Ping, being part of the Risheng Loans to be taken by Jinshan upon completion of the Agreement for nil consideration and the transactions
contemplated there under; and authorize the Executive Directors of the Company on behalf of the Company to do all such acts and sign, seal, execute and deliver all such documents and take all such actions as they may consider necessary or desirable for the purpose of or in connection with or to give effect to the
Agreement, the Loan Novation Agreements and the transactions contemplated there under
		Management	Abstain	Against

FUSHAN INTERNATIONAL ENERGY GROUP LTD
Security	Y2677L104	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	08-Apr-2009
ISIN	HK0639031506	Agenda	701850073 - Management
Item	Proposal	Type	Vote	For/Against Management
PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' FOR-ALL RESOLUTIONS. THANK YOU.		Non-Voting
1.
Approve the Coal Supply Framework Agreement [as amended by
the Supplemental Coal Supply Framework Agreement] [as
specified] entered between the Company and Shougang
Corporation [as specified in the Circular] dated 24 FEB 2009 and the transactions contemplated thereunder on the condition that the annual caps on the amounts of clean coal to be supplied to
Shougang Corporation shall not exceed the amount shown the
specified table for the FYE 31 DEC 2009, 31 DEC 2010 and 31
DEC 2011; the annual caps on the amounts of clean coal that may be supplied to Shougang Corporation under the Supplemental
Coal Supply Framework Agreement in monetary terms are as
specified
		Management	For	For
2.i	Re-elect Mr. Cao Zhong as a Director	Management	For	For
2.ii	Re-elect Mr. Liu Qingshan as a Director	Management	For	For
2.iii	Re-elect Mr. Mr. Shi Jianping as a Director	Management	For	For
2.iv	Re-elect Mr. Chen Zhouping as a Director	Management	For	For
2.v	Re-elect Mr. Leung Shun Sang Tony as a Director	Management	For	For

FUSHAN INTERNATIONAL ENERGY GROUP LTD
Security	Y2677L104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	02-Jun-2009
ISIN	HK0639031506	Agenda	701935061 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE ''IN FAVOR" OR "AGAINST" FOR-ALL THE RESOLUTIONS. THANK YOU.	Non-Voting
1.	Receive and adopt the audited financial statements and the Reports of the Directors and Auditors for the YE 31 DEC 2008	Management	For	For
2.i	Re-elect Mr. Kee Wah Sze as Director
2.ii	Re-elect Mr. Choi Wai Yin as Director
2.iii	Re-elect Mr. Chan Pat Lam as Director
2.iv	Re-elect Mr. Xue Kang as Director
2.v	Authorize the Board of Directors to fix their remuneration
3.	Re-appoint Grant Thornton as the Auditors and authorize the Board of Directors to fix their remuneration
4.
Authorize the Directors of the Company [the Directors], subject to this Resolution and pursuant to Section 57B of the Companies
Ordinance [Chapter 32 of the Laws of Hong Kong], during the
Relevant Period [as specified] of all the powers of the Company to allot, issue and deal with additional shares in the capital of the
Company or securities convertible into shares, or options,
warrants or similar rights to subscribe for any shares or such securities in the capital of the Company, and to make or grant offers, agreements, options and rights of exchange or conversion which might require the exercise of such powers during or after the end of the Relevant Period, the aggregate nominal amount of share capital allotted or agreed conditionally or unconditionally to be allotted [whether pursuant to an option, warrant or otherwise]
and issued by the Directors pursuant to the approval granted in this Resolution, otherwise than pursuant to: i) a Rights issue [as specified]; ii) the exercise of rights of subscription or conversion under the terms of any warrants issued by the Company or any securities when are convertible into shares; iii) an issue of shares under any share option scheme or similar arrangement adopted by the Company; and iv) an issue of shares as scrip dividends or similar arrangement providing for the allotment of shares in lieu of the whole or part of a dividend on shares in accordance with the
Articles of Association of the Company; shall not exceed 20% of the aggregate nominal amount of the share capital of the
Company in issue as at the date of passing of this Resolution, and the approval granted in the Resolution shall be limited accordingly;
and [Authority expires the earlier or at the conclusion of the next
AGM of the Company or the expiration of the period within which the next general meeting of the Company is required by the
Articles of Association of the Company or the Companies
Ordinance]

5.
Authorize the Directors, subject to this resolution, during the
Relevant Period [as specified] of all the powers of the Company to repurchase its own issued shares in the capital of the Company
[the Shares] on The Stock Exchange of Hong Kong Limited [the
Stock Exchange] subject to and in accordance with all applicable laws and the requirements of the Rules Governing the Listing of
Securities on the Stock Exchange as amended from time to time, the aggregate nominal amount of share capital of the Company which are authorized to be repurchased by the Company pursuant to the approval granted in this resolution shall not exceed 10% of the aggregate nominal amount of the Shares in issue as at the date of the passing of this resolution, and the approval granted under this resolution shall be limited accordingly; and [Authority expires the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which the next general meeting of the Company is required by the Articles of
Association of the Company or the Companies Ordinance to be
held]
	Management	For	For
6.
Approve, conditional upon the passing of Resolutions 4 and 5, to extend the general mandate granted to the Directors of the
Company to allot, issue and deal with additional shares pursuant to Resolution 4, by an amount representing the aggregate nominal amount of the share capital repurchased by the Company
pursuant to Resolution 5, provided that such amount does not exceed 10% of the aggregate nominal amount of the issued share capital of the Company at the date of passing this resolution
	Management	For	For
7.
Approve, conditional upon the Listing Committee of the Stock
Exchange granting approval for the listing of, and permission to deal in, the Share to be issued pursuant to the exercise of share options which may be granted under the Scheme Mandate Limit
[as defined below], the refreshment of the limit in respect of the granting of share options under the share option scheme of the
Company adopted on 20 JUNE 2003 and all other share option
scheme(s) up to 10% of the number of shares of the Company in issue at the date of the passing of this resolution [the Scheme
Mandate Limit] and authorize any Director to do all such acts and execute all such documents to effect the refreshment of the
Scheme Mandate Limit
	Management	For	For

GLOUCESTER COAL LTD
Security	Q4065V107	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	29-Oct-2008
ISIN	AU000000GCL3	Agenda	701721359 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Receive the financial report of the Company and its controlled entities for the YE 30 JUN 2008, together with the Director's report in relation to that financial period and the Auditor's report in respect of that financial report
		Management	For	For
2.	Adopt the remuneration report for the FYE 30 JUN 2008	Management	For	For
3.	Re-elect Mr. Ian Warwick Levy as a Director of the Company with immediate effect. who retires in accordance with the Company' constitution	Management	For	For
4.	Re-elect Mr. Christopher Alan Sadler as a Director of the Company with immediate effect, who retires in accordance with the Company's Constitution	Management	For	For
5.	Approve, for the purposes of ASX Listing Rule 7.2 [Exception 9], the issue of securities under the Gloucester Coal Ltd Employee Share Option Plan, on the specified terms and conditions	Management	For	For

MACARTHUR COAL LTD
Security	Q5689Z101	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	19-Nov-2008
ISIN	AU000000MCC0	Agenda	701732706 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	To receive the annual financial reports of the Company, together with the Dire-ctors' report and the Auditor's report, for the YE 30 JUN 2008	Non-Voting
2.1	Re-elect Mr. Keith De Lacy as a Director, who retires by rotation in accordance with Rule 16.1 of the Company's Constitution	Management	For	For
2.2	Re-elect Mr. Peter Forbes as a Director, who retires by rotation in accordance with Rule 16.1 of the Company's Constitution	Management	For	For
3.	Adopt the remuneration report for the year ending 30 JUN 2008	Management	Abstain	Against
4.	Approve the maximum aggregate remuneration payable to the Directors be increased from AUD 900,000 to AUD 1.6 million	Management	Against	Against
5.	Approve, for all purposes, the Members to issue 24,776,393 shares to the parties, for the purposes and on the terms as specified	Management	Against	Against
	PLSEASE NOTE THE BELOW RESOLUTIONS ARE SUPPLEMENTARY RESOLUTIONS. THANK YOU.	Non-Voting
1.	Elect Mr. Martin Kriewaldt as a Director of the Company in accordance with Rule 13.2 of the Company's Constitution	Management	For	For
2.	Elect Mr. Terry O' Reilly as a Director of the Company in accordance with Rule 13.2 of the Company's Constitution	Management	For	For

MITSUI MINING COMPANY, LIMITED
Security	J44927101	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	JP3889610006	Agenda	702015074 - Management
Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Profits	Management	For	For
2	Approve Purchase of Own Class C Preferred Shares	Management	For	For
3
Amend Articles to: Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated Laws and
Regulations, Allow Board to Make Rules Governing Exercise of
Shareholders' Rights,Expand Business Lines,  Reduce Authorized
Capital to 1,120,000,000shs
		Management	For	For
4	Appoint a Director	Management	For	For
5	Appoint a Corporate Auditor	Management	For	For

NEW HOPE CORPORATION LTD
Security	Q66635105	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	13-Nov-2008
ISIN	AU000000NHC7	Agenda	701729608 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the financial statements of New Hope Corporation Limited and controlle-d entities, including the Directors' report and the Auditor's report in respec-t of the YE 31 JUL 2008	Non-Voting
2.	Adopt the remuneration report for the FYE 31 JUL 2008 as specified	Management	For	For
3.a	Re-elect Mr. R. D. Millner as a Director of the Company, who retires in accordance with the Company's Constitution	Management	For	For
3.b	Re-elect Mr. D. C. Williamson as a Director of the Company, who retires in accordance with the Company's Constitution	Management	For	For

PT ADARO ENERGY TBK
Security	Y7087B109	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	31-Oct-2008
ISIN	ID1000111305	Agenda	701714708 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the Director's annual report regarding the Company's activities for book YE 31 DEC 2007 and ratify the balance sheet and financial report for book YE 31 DEC 2007	Management	For	For
2.	Amend the Company's Article of Association to comply with rule of Bapepam-LK No IX.J.1 regarding the principals of the Company's Article of Association which will perform shares public offering	Management	For	For
3.	Appoint the new Member of Commissioners	Management	For	For
4.	Approve the determine the honorarium and or benefit for Commissioners and authorize the Commissioners to determine salary and/or benefit for the Directors	Management	For	For
5.	Approve to act as a guarantor for the subsidiary Company's loan	Management	Abstain	Against
6.	Approve to amend the utility of fund which received from initial public offering	Management	Abstain	Against

PT ADARO ENERGY TBK
Security	Y7087B109	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	03-Jun-2009
ISIN	ID1000111305	Agenda	701934615 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the Company annual report and ratify the Company's financial report FYE 2008	Management	For	For
2.	Approve the profit allocation FYE 2008	Management	For	For
3.	Authorize the Board Commissioners to appoint the Public Accountant and approve to determine the honorarium	Management	For	For
4.	Approve to determine the honorarium and remuneration for Commissioner and Board of Directors	Management	For	For
5.	Others	Non-Voting

PT BUMI RESOURCES TBK
Security	Y7122M110	Meeting Type
Ticker Symbol	Meeting Date
ISIN	ID1000068703	Agenda
Item	Proposal
A.1	Approve the annual report for the YE 2008
A.2	Ratify the financial statements for the YE 2008
A.3	Approve to determine the utilization of net Company's profit for book year 2008
A.4	Authorize the Board of Directors to appoint Independent Public Accountant to Audit Company's books for book year 2009
E.1.1
Approve to pledge a part of or the entire assets owned directly or undirectly by the Company to its creditors, either the Creditors or the Company or the Company's subsidiary, including but unlimited to pawn or pledge of a part of or the entire shares of subsidiary
Company owned directly or indirectly by the Company

E.1.2
Approve to pledge a part of or the entire assets owned directly or undirectly by the Company to its Creditors, either the Creditors or the Company or the Company's subsidiary, including but unlimited to fiducia on bank bills, insurance claim, inventory, and escrow account of the Company or subsidiary Company

E.1.3
Approve to pledge a part of or the entire assets owned directly or undirectly by the Company to its Creditors, either the Creditors or the Company or the Company's subsidiary, including but unlimited to guarantee or pledge of other liquid and or fixed assets owned by the Company or subsidiary Company to obtain financing or
credit from a 3rd party for the Company or subsidiary Company at present time or in the future
		Management	For	For
E.2	Approve to change and ratify the Commissioners structure	Management	For	For

PT DARMA HENWA TBK
Security	Y711A6100	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	30-Dec-2008
ISIN	ID1000107303	Agenda	701774588 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Amend the Company's Article of Association in line with the increasing of the authorize capital from IDR 4,000,000,000,000 into IDR 6,000,000,000,000	Management	Against	Against
2.	Amend the Company's Article of Association in line with the expansion of the Company's business	Management	Against	Against
3.	Amend the utility of fund which received from initial public offering	Management	Against	Against

PT INDO TAMBANGRAYA MEGAH TBK
Security	Y71244100	Meeting Type	MIX
Ticker Symbol		Meeting Date	17-Apr-2009
ISIN	ID1000108509	Agenda	701862321 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 543237 DUE TO CHANGE IN VO-TING STATUS OF
RESOLUTION A.6. ALL VOTES RECEIVED ON THE PREVIOUS
MEETING WILL-BE DISREGARDED AND YOU WILL NEED TO
REINSTRUCT ON THIS MEETING NOTICE. THANK-YOU.
Non-Voting
A.1	Approve the Company annual report for book year 2008	Management	For	For
A.2	Ratify the financial report for book year 2008	Management	For	For
A.3	Approve the utilization of Company's profit for book year 2008	Management	For	For
A.4	Authorize the Board of Directors to appoint an Independent Public Accountant to audit Company's books for book year 2009 and to determine their honorarium	Management	For	For
A.5	Approve to determine the remuneration package for Board of Directors and Commissioners for book year 2009	Management	For	For
A.6	Others	Non-Voting
E.1	Approve the change in the Board of Commissioners and the Board of Directors	Management	For	For
E.2	Amend the Articles of Association	Management	For	For

PT TAMBANG BATUBARA BUKIT ASAM (PERSERO) TBK
Security	Y8520P101	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	28-May-2009
ISIN	ID1000094006	Agenda	701955114 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the Board of Directors report for book year 2008 and the partnership and community development program report for book year 2008	Management	For	For
2.
Ratify the financial report for book year 2008 and the partnership and community development program report for book year 2008
and Acquit Et De charge to the Board of Commissioner and the
Board of Directors as reflected in annual report
		Management	For	For
3.	Approve to determine the utilization of net Company's profit including cash dividend distribution for book year 2008	Management	For	For
4.	Approve to determine on Tantiem for the Board of Directors and the Board of Commissioners for book year 2008 and salary/honorarium including facility and other allowance for book year 2009	Management	For	For
5.	Authorize the Board of Directors to appoint of Independent Public Accountant to audit Company's books for book year 2009 and the partnership and community development program for book year 2009	Management	For	For
6.	Approve the buy back of Company shares	Management	For	For
7.
Approve to implement on regulation of the ministry of state owned enterprises No. Per 05/MBU/2008 on 03 SEP 2008 regarding the general guidelines supplying goods and services of the state owned enterprises
		Management	For	For

RIVERSDALE MINING LTD
Security	Q8202C104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	22-Oct-2008
ISIN	AU000000RIV6	Agenda	701711106 - Management
Item	Proposal	Type	Vote	For/Against Management
To receive and consider the financial report, together with the Directors' rep-ort [including the remuneration report] and the Auditor's report for the FYE 3-0 JUN 2008		Non-Voting
1.	Elect Mr. Niall Lenahan as a Member of the Company's Board of Director, in accordance with Rule 5.1 of the Company's Constitution	Management	For	For
2.	Adopt, for the purpose of Section 250R(2) of the Corporations Act 2001 [Cth] and for all other purposes, the remuneration report for the YE 30 JUN 2008	Management	For	For
3.
Approve, for all the purposes including for the purpose of Listing
Rule 10.14 and Chapter 2E of the Corporations Act 2001 [Cth],
the grant of 1,200,000 Tranche 1 Options to acquire ordinary shares in the capital of the Company under the Riversdale Mining
2008 Option Plan to Mr. Steve Mallyon, Managing Director of the
Company as specified
		Management	For	For
4.
Approve, for all purposes including for the purpose of Listing Rule
10.14 and Chapter 2E of the Corporations Act 2001 [Cth], the
grant of 300,000 Tranche 2 Options to acquire ordinary shares in the capital of the Company under the Riversdale Mining 2008
Option Plan to Mr. Steve Mallyon, Managing Director of the
Company as specified
		Management	For	For

SENTULA MINING LTD
Security	S76264100	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	04-Dec-2008
ISIN	ZAE000107223	Agenda	701766745 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve and adopt the annual financial statements of the Company and the group for the FYE 31 MAR 2008, including the Directors' report and the report of the Auditors therein	Management	Abstain	Against

2.	Re-elect Mr. A. Joffe, in terms of the Company's Articles of Association, who retire by rotation at this AGM	Management	Abstain	Against
3.	Re-elect Mr. E. H. J. Stoyell, in terms of the Company's Articles of Association, who retire by rotation at this AGM	Management	Abstain	Against
4.	Re-elect Mr. R. K. Jonah, in terms of the Company's Articles of Association, who retire by rotation at this AGM	Management	Abstain	Against
5.	Re-appoint KPMG Inc., as the Independent Auditors of the Company for the ensuing FY and authorize the Directors to determine the Auditors' remuneration	Management	For	For
6.	Approve the Non-Executive Directors' remuneration for the YE 31 MAR 2008 as specified	Management	Abstain	Against
7.O.1
Approve, by way of a general authority that the authorized but unissued ordinary shares in the capital of Sentula Mining Limited
[the Company], to place under the control and authority of the
Directors of the Company [Directors] and authorize the Directors to allot and issue all or any of such ordinary shares, or to issue any options in respect of all or any of such ordinary shares, to such person/s on such terms and conditions and at such times as the Directors may from time to time and in their discretion deem fit, subject to the provisions of Sections 221 and 222 of the
Companies Act [Act 61 of 1973], as amended, the Articles of
Association of the Company and the Listings Requirements of the
JSE Limited from time to time
	Management	Against	Against
8.O.2
Authorize the Directors of Sentula Mining Limited [the Company]
and/or any of its subsidiaries from time to time, by way of a general authority, to: allot and issue, or to issue any options in respect of, all or any of the authorized but unissued ordinary shares in the capital of the Company; and/or sell or otherwise dispose of or transfer, or issue any options in respect of, ordinary shares in the capital of the Company purchased by subsidiaries of the Company, for cash, to such person/s on such terms and
conditions and at such times as the Directors may from time to time in their discretion deem fit, subject to the Companies Act [Act
61 of 1973], as amended, the Articles of Association of the
Company and its subsidiaries and the Listings Requirements of the JSE Limited [the JSE Listings Requirements] from time to time, the JSE Listings Requirements currently provide, inter alia, that: the securities which are the subject of the issue for cash must be of a class already in issue, or where this is not the case, must be limited to such securities or rights that are convertible into a class already in issue; any such issue may only be made to public shareholders as specified in the JSE Listings Requirements and not to related parties; the number of ordinary shares issued for cash shall not in any 1 FY in the aggregate exceed 15% of the number of issued ordinary shares, the number of ordinary shares which may be issued shall be based, inter alia, on the number of ordinary shares in issue, added to those that may be issued in
	Management	Against	Against

future [arising from the conversion of options/convertibles] at the date of such application, less any ordinary shares issued, or to be issued in future arising from options/convertible ordinary shares issued during the current FY; plus any ordinary shares to be issued pursuant to a rights issue which has been announced, is irrevocable and is fully underwritten, or an acquisition which has had final terms announced; [Authority expires the earlier of the
Company's next AGM or 15 months]; a paid press announcement
giving full details, including the impact on net asset value per share, net tangible asset value per share, earnings per share and headline earnings per share and, if applicable, diluted earnings and headline earnings per share, will be published when the
Company has issued ordinary shares representing, on a
cumulative basis within 1 FY, 5% or more of the number of
ordinary shares in issue prior to the issue; in determining the price at which an issue of ordinary shares may be made in terms of this authority, the maximum discount permitted will be 10% of the weighted average traded price on the JSE Limited of the ordinary shares over the 30 business days prior to the date that the price of the issue is agreed between the issuer and the party subscribing for the securities; and whenever the Company wishes to use
ordinary shares, held as treasury stock by a subsidiary of the
Company, such use must comply with the JSE Listings
Requirements as if such use was a fresh issue of ordinary shares

9.O.3
Approve and adopt the amendments to the Sentula Share
Incentive Trust, as specified, and the terms of which, in
compliance with Schedule 14 of the Listings Requirements of the
JSE Limited, are contained in the replacement deed in respect of the Sentula Share Incentive Trust, as specified

S.10
Authorize, by way of a general approval that Sentula Mining
Limited [the Company] and/or any of its subsidiaries from time to time to acquire ordinary shares in the Company in terms of
Sections 85 to 89 of the Companies Act [Act 61 of 1973], as
amended, the Articles of Association of the Company and its
subsidiaries and the Listings Requirements of the JSE Limited [the
JSE] from time to time, the JSE Listings Requirements currently provide, inter alia, that: the acquisition of the ordinary shares must be effected through the order book operated by the JSE trading system and done without any prior understanding or arrangement between the Company and the counterparty; [Authority expires the earlier of the Company's next AGM or 15 months]; in determining the price at which the Company's ordinary shares are acquired in terms of this general authority, the maximum premium at which such ordinary shares may be acquired will be 10% of the weighted average of the market value at which such ordinary shares are traded on the JSE, as determined over the 5 business days
immediately preceding the date on which the transaction is
effected; the acquisitions of ordinary shares in the aggregate in any 1 FY may not exceed 20% of the Company's issued ordinary share capital; the Company or its subsidiaries may not acquire ordinary shares during a prohibited period as specified in
paragraph 3.67 of the JSE Listings Requirements; the repurchase of ordinary shares may only be undertaken if, after such
repurchase, the Company will still comply with paragraphs 3.37 to
3.41 of the JSE Listings Requirements concerning shareholder spread; when the Company has cumulatively repurchased 3% of
the number of the ordinary shares in issue at the time this general authority is granted [Initial Number], and for each 3% in aggregate of the initial number acquired thereafter, an announcement will be made; and at any point in time, the Company may only appoint 1 agent to effect any acquisition/s on its behalf

11.O4
Authorize each Director of Sentula Mining Limited [the Company]
individually to sign all such documents and do all such things as may be necessary for or incidental to the implementation of those resolutions to be proposed at the AGM convened to consider this resolution which are passed [in the case of ordinary resolutions] or are passed and registered by the Registrar of Companies [in the case of Special Resolutions]
		Management	Against	Against
	Transact any other business	Non-Voting

STRAITS ASIA RESOURCES LTD
Security	Y81705108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	30-Apr-2009
ISIN	SG1U11932563	Agenda	701884202 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the Directors report and the audited accounts of the Company for the YE 31 DEC 2008 together with the Auditors report thereon	Management	For	For
2.	Declare a final dividend of 2.18 US cents per share [equivalent to approximately Singapore 3.30 cents per share], tax exempt for the YE 31 DEC 2008	Management	For	For
3.	Re-elect Mr. Milan Jerkovic as a Director of the Company, who retires pursuant to Articles 94 and 100 of the Company's Articles of Association	Management	For	For
4.	Re-elect Dr Chua Yong Hai as a Director of the Company, who retires pursuant to Articles 94 and 100 of the Company's Articles of Association	Management	For	For
5.	Approve the payment of Directors fees of up to SGD 400,000 payable by the Company for the YE 31 DEC 2009
6.	Re-appoint Messrs PricewaterhouseCoopers as the Company's Auditors and authorize the Directors to fix their remuneration
Transact any other business
7.
Authorize the Directors of the Company, pursuant to Section 161 of the Companies Act, Chapter 50 [''CA''] and the rule guidelines and measures issued by the Singapore Exchange Securities
Trading Limited [the SGX-ST]: (i) issue shares in the capital of the
Company [''shares'']; or (ii) convertible securities; or (iii) additional convertible securities issued pursuant to adjustments; or (iv)
shares arising from the conversion of the securities in (ii) and (iii)
above, [whether by way of rights, bonus or otherwise or in
pursuance of any offer, agreement or option made or granted by the Directors during the continuance of this authority or thereafter]
at any time and upon such terms and conditions and for such
purposes and to such persons as the Directors may in their
absolute discretion deem fit [notwithstanding the authority
conferred by this resolution may have ceased to be in force], provided that: the aggregate number of shares to be issued
pursuant to this resolution [including shares to be issued in pursuance of convertible securities made or granted pursuant to this resolution does not (i) in the case of a renounceable rights issue, exceed 100% of the total number of issued shares
[excluding treasury shares] in the capital of the Company [as calculated in accordance with sub-paragraph (2) below] [''Issued
Shares'']; and (ii) in all other cases, exceed 50% of the total number of Issued shares provided that the aggregate number of shares to be issued other than on a pro rata basis to shareholders of the Company [including shares to be issued in pursuance of convertible securities made or granted pursuant to this resolution]
does not exceed 20% of the total number of issued shares;
[subject to such manner of calculation as may be prescribed by the SGX-ST] for the purpose of determining the aggregate number of shares that may be issued under sub-paragraph (1) above, the percentage of Issued Shares shall be based on the total number of issued shares [excluding treasury shares]in the capital of the
Company at the time this Resolution is passed, after adjusting for:

(i) new shares arising from the conversion or exercise of any convertible securities; (ii) [where applicable] new shares arising from exercising share options or vesting of share awards
outstanding or subsisting at the time of the passing of this
Resolution, provided the options or awards were granted in
compliance with the Listing Manual; and (iii) any subsequent bonus issue, consolidation or subdivision of shares; 3) in
exercising the authority conferred by this Resolution, the
Company shall comply with the rules, guidelines and measures issued by the SGX-ST for the time being in force [unless such compliance has been waived by the SGX-ST] and the Articles of
Association for the time being of the Company; [Authority expires whichever is earlier of the next AGM of the Company or the date by which the next AGM of the Company is required by law to be held]

8.
Authorize the Directors of the Company, pursuant to the share issue mandate in Resolution 7 above being obtained to issue new shares in the capital of the Company other than on a pro-rata basis to shareholders of the Company at an issue price per new share which shall be determined by the Directors in their absolute discretion provided that such price shall not represent more than a
20% discount to the weighted average price per share determined in accordance with the requirements of the SGX-ST
	Management	For	For
9.
Authorize the Directors of the Company, pursuant to Section 161 of the CA, to offer and grant option under the rules of the straits employee share option plan [''Option Plan''] and to issue from time to time such number of shares in the capital of the Company as may be required to be issued pursuant to the exercise of the options granted under the Option Plan, and that such shares may be issued notwithstanding this authority has ceased to be in force so long as the shares are issued pursuant to an offer or grant of options made while this authority was in force, provided always that the aggregate number of shares to be issued under this
Option Plan and all other share option, share incentive,
performance share or restricted share plans implemented
	Management	For	For
10.
Authorize the Directors, pursuant to Section 161 of the CA, to allot and issue from time to time such number of shares in the capital of the Company as may be required to be issued pursuant to the
Straits Executive Shares Acquisition Plan, provided always that the aggregate number of shares to be issued pursuant to the
Acquisition Plan and all other share option, share incentive, performance share or restricted share plans implemented by the
Company shall not 15% of the issued shares in the capital of the
Company excluding treasury shares for the time being
	Management	For	For
11.
Approve, for the purposes of Chapter 9 of the Listing Manual, to renew the mandate for the Company and its subsidiaries, or any of them to enter into any of the transactions falling within the types of Interested Person Transactions as specified in the Company's addendum to shareholders dated 06 APR 2009 being an
addendum to the Annual Report of the Company for the FYE 31
DEC 2008 [the ''Addendum''] with any party who falls within the class of Interested Persons described in the Addendum, provided that such transactions are carried out in the normal course of business, at arms length and on commercial terms and in
accordance with the guidelines of the Company for Interested
Person Transactions as specified in the Addendum [the
	Management	For	For
Shareholders Mandate]; and authorize the Directors to complete and do all such acts and things [including executing all such documents as may be required] they may consider necessary,
desirable or expedient to give effect to the Shareholder's
Mandate; [Authority expires the earlier of the next AGM of the
Company or the date by which the next AGM of the Company is
required by law to be held]

12.
Authorize the Directors to allot and issue up to 500,000 ordinary shares in the capital of the Company to Mr. Richard Ong Chui
Chat [the Chief Executive Officer and an Executive Director of the
Company] in accordance with the terms specified in the
Addendum; and to do all things necessary or appropriate to give effect to this Resolution as he may deem fit
		Management	For	For

UK COAL PLC
Security	G91724107	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	19-Jun-2009
ISIN	GB0007190720	Agenda	701962412 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the annual report and accounts	Management	For	For
2.	Re-elect Mr. Peter Hazell as a Director	Management	For	For
3.	Re-elect Mr. Michael Toms as a Director	Management	For	For
4.	Approve the Directors' remuneration report	Management	For	For
5.	Re-appoint PricewaterhouseCoopers LLP as the Auditor	Management	For	For
6.	Approve to allow Directors to fix Auditors remuneration	Management	For	For
7.	Approve to allot relevant securities	Management	For	For
S.8	Approve to disapply the pre-emption provisions in Section 89 of the Companies Act 1985	Management	For	For
S.9	Grant authority for the purchase of own shares	Management	For	For
S.10
Approve to replace the Company's Articles of Association as at 01
OCT 2009 and delete the provisions of the Company's
Memorandum of Association which would otherwise be treated as provisions of the Company's Articles of Association at that date
		Management	For	For
S.11	Approve to reduce the time at which a general meeting [other than an AGM] can be called	Management	For	For

WESTERN CDN COAL CORP
Security	957860109	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	04-Sep-2008
ISIN	CA9578601093	Agenda	701681579 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT THIS IS AN MIX MEETING. THANK YOU.	Non-Voting
	Receive the financial statements for the YE 31 MAR 2008 and the Auditors' repo-rt thereon	Non-Voting
1.	Approve the number of Directors of the Company at 7	Management	For	For
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'ABSTAIN' ONLY-FOR THE DIRECTOR CANDIDATES THAT ARE LISTED UNDER RESOLUTION NUMBERS 2. THANK-YOU.	Non-Voting
2.	Elect Messrs. John Byrne, John W Hogg, John Conlon, John R. Brodie, Robert F. Chase, Charles Pitcher, Julian Treger as the Directors for the ensuing year	Management	For	For
3.	Appoint the PricewaterHousecoopers LLP as Auditors of the Corporation and authorize the Directors to fix their remuneration	Management	For	For
4.	Approve to fix Auditors remuneration	Management	For	For
5.	Approve the stock option plan of the Company	Management	For	For
	Transact any other business	Non-Voting

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF CONSERVATIVE CUT-OFF DAT-E. IF YOU HAVE ALREADY
SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
PROXY FOR-M UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting

WHITEHAVEN COAL LTD, BRISBANE
Security	Q97664108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	18-Nov-2008
ISIN	AU000000WHC8	Agenda	701734724 - Management
Item	Proposal	Type	Vote	For/Against Management
	To receive and consider the Company's financial reports and the reports of the-Directors and the Auditor for the FYE 30 JUN 2008	Non-Voting
1.	Adopt the Section of the report of the Directors for the FYE 30 JUN 2008, dealing with remuneration of the Directors, the Secretary and the Senior Executives	Management	For	For
2.	Re-elect Mr. Neil Chatfield as a Director of the Company, who retires by rotation under rule 16.1 of the Company's Constitution	Management	For	For
3.	Re-elect Mr. Andrew Plummer as a Director of the Company, who retires by rotation under rule 16.1 of the Company's Constitution	Management	For	For
4.	Approve to remove KPMG as the Company's Auditor, pursuant to Section 329 of the Corporation Act	Management	Abstain	Against
S.5	Appoint Ernst & Young as the Company's Auditor in accordance with Section 327D of the Corporation Act	Management	Abstain	Against

YANZHOU COAL MNG CO LTD
Security	Y97417102	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	23-Dec-2008
ISIN	CNE1000004Q8	Agenda	701762153 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR "AGAINST" ONLY-FOR RESOLUTIONS 1 TO 7. THANK YOU.	Non-Voting
1.
Approve and ratify the entering into of the Provision of Materials
Supply Agreement between the Company and Yankuang Group
Corporation Limited [the 'Parent Company'], as specified, and the continuing connected transactions contemplated thereunder
together with the associated Proposed Annual Caps in respect of such transactions for each of the FY ending 31 DEC 2009 to
2011, details of which are more particularly described in the circular of the Company dated 07 NOV 2008 [the 'Circular']
[Capitalized terms used in this notice shall have the same
meanings as defined in the Circular unless otherwise expressly defined herein], and authorize the Directors of the Company to do all such acts and things and to sign all documents and to take any steps which in their absolute discretion considered to be
necessary, desirable or expedient for the purpose of implementing and/or giving effect to and the transactions contemplated under the Provision of Materials Supply Agreement
		Management	For	For
2.
Approve and ratify the entering into of the Provision of Labour and
Services Supply Agreement between the Company and the
Parent Company, as specified, and the continuing connected
transactions contemplated thereunder together with the
associated Proposed Annual Caps in respect of such transactions for each of the FY ending 31 DEC 2009 to 2011, details of which are more particularly described in the Circular; authorize the
Directors of the Company to do all such acts and things and to sign all documents and to take any steps which in their absolute discretion considered to be necessary, desirable or expedient for the purpose of implementing and/or giving effect to and the
transactions contemplated under the Provision of Labour and
Services Supply Agreement
		Management	For	For
3.
Approve and ratify the entering into of the Provision of Insurance
Fund Administrative Services Agreement between the Company
and the Parent Company, as specified, and the continuing
connected transactions contemplated thereunder together with the associated annual estimates in respect of such transactions for each of the FY ending 31 DEC 2009 to 2011, details of which are more particularly described in the Circular, and authorize the
Directors of the Company to do all such acts and things and to sign all documents and to take any steps which in their absolute discretion considered to be necessary, desirable or expedient for the purpose of implementing and/or giving effect to and the
transactions contemplated under the Provision of Insurance Fund
Administrative Services Agreement
		Management	For	For
4.
Approve and ratify the entering into of the Provision of Coal
Products and Materials Agreement between the Company and the
Parent Company, as specified, and the continuing connected
transactions contemplated thereunder together with the
associated Proposed Annual Caps in respect of such transactions for each of the FY ending 31 DEC 2009 to 2011, details of which are more particularly described in the Circular; authorize the
Directors of the Company to do all such acts and things and to sign all documents and to take any steps which in their absolute discretion considered to be necessary, desirable or expedient for the purpose of implementing and/or giving effect to and the
transactions contemplated under the Provision of Coal Products and Materials Agreement
		Management	For	For
5.
Approve and ratify the entering into of the Provision of Electricity and Heat Agreement between the Company and the Parent
Company, as specified, and the continuing connected transactions contemplated thereunder together with the associated Proposed
Annual Caps in respect of such transactions for each of the FY ending 31 DEC 2008 to 2011, details of which are more
particularly described in the Circular; and authorize the Directors of the Company to do all such acts and things and to sign all documents and to take any steps which in their absolute discretion considered to be necessary, desirable or expedient for the
purpose of implementing and/or giving effect to and the
transactions contemplated under the Provision of Electricity and
Heat Agreement
		Management	For	For
6.
Approve and ratify the terms of the Acquisition Agreement entered into between the Company and the Controlling Shareholders for the Acquisition, as specified, and all the transactions
contemplated therein; and the execution of the Acquisition
Agreement by the Directors of the Company and authorize the
Directors of the Company [or any one of them] to do all such acts and things, to sign and execute all such further documents and to take such steps as the Directors of the Company (or any one of them) may in their absolute discretion consider necessary,
appropriate, desirable or expedient to give effect to or in
connection with the Acquisition Agreements or any of the
transactions contemplated thereunder and all other matters
incidental thereto; for the purpose of this resolution: 'Acquisition'
means the acquisition of the 74% equity interest in Shandong Hua
Ju Energy Company Limited by the Company from the Controlling
Shareholder pursuant to the Acquisition Agreement; 'Acquisition
Agreement' means the conditional agreement dated 24 OCT 2008 entered into between the Company and the Controlling
Shareholder for the Acquisition; 'Controlling Shareholder' means ,
Yankuang Group Corporation Limited, a wholly State-owned
corporation and a controlling shareholder of the Company holding approximately 52.86% of the total issued share capital of the
Company
		Management	For	For
S.7
Approve the resolution in relation to the amendments to the
Articles 63, 64, 66, 166, 171, 202, 218 and 219 of the Articles of
Association of the Company and authorize the Board to do all such things as necessary in connection with such amendments as specified
		Management	For	For

YANZHOU COAL MNG CO LTD
Security	Y97417102	Meeting Type	Class Meeting
Ticker Symbol		Meeting Date	23-Jan-2009
ISIN	CNE1000004Q8	Agenda	701777508 - Management
Item	Proposal	Type	Vote	For/Against Management
PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY-FOR RESOLUTION NUMBER 1. THANK YOU.		Non-Voting
S.1
Approve, subject to the relevant period [as specified] during which the Board may exercise the power of the Company to repurchase the issued H Shares of the Company on the Hong Kong Stock
Exchange, subject to and in accordance with all applicable laws, rules and regulations and/or requirements of the governmental or regulatory body of securities in the PRC, the Hong Kong Stock
Exchange or of any other governmental or regulatory body; the aggregate nominal value of H Shares of the Company authorized to be repurchased subject to the approval in paragraph (a) above during the relevant period shall not exceed 10% of the aggregate nominal value of the issued H Shares of the Company as at the date of the passing of this resolution; as the shareholders of the
Company has given by way of a special resolution at the AGM
held on 27 JUN 2008, such approval shall be conditional upon the passing of a special resolution in the same terms as the resolution as specified in this paragraph [except for this sub-paragraph (c)(i)]
at the class meeting for holders of Domestic Shares of the
Company to be held on Friday, 16 JAN 2009 [or on such
adjourned date as may be applicable]; the approvals of the
relevant PRC regulatory authorities as may be required by laws, rules and regulations of the PRC being obtained by the Company if appropriate; and the Company not being required by any of its creditors to repay or to provide guarantee in respect of any amount due to any of them [or if the Company is so required by any of its creditors, the Company having, in its absolute discretion, repaid or provided guarantee in respect of such amount] pursuant to the notification procedure as specified in Article 30 of the
Articles of Association of the Company; authorize the Board of all relevant PRC regulatory authorities for the repurchase of such H
Shares being granted, Amend the Articles of Association of the
Company as it thinks fit so as to reduce the registered share capital of the Company and to reflect the new capital structure of the Company upon the repurchase of H Shares of the Company
as contemplated and for the purpose of this special resolution,
[Authority expires the earlier of: the conclusion of the next AGM or
12 months]
		Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN MEETING DATE. IF YOU HAVE-ALREADY SENT IN YOUR
VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YOU D-ECIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting

YANZHOU COAL MNG CO LTD
Security	Y97417102	Meeting Type	Class Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	CNE1000004Q8	Agenda	701927002 - Management

Item	Proposal	Type	Vote	For/Against Management
S.1
Authorize the Company, subject to this resolution, to repurchase the issued H Shares of the Company on the Hong Kong Stock
Exchange, subject to and in accordance with all applicable laws, rules and regulations and/or requirements of the governmental or regulatory body of securities in the PRC, the Hong Kong Stock
Exchange or of any other governmental or regulatory body, the aggregate amount of H Shares of the Company to be repurchased subject to this resolution, during the relevant period shall not exceed 10% of the total amount of existing issued H Shares of the
Company as at the date of the passing of this resolution; approve that conditional upon: (i) the passing of a special resolution in the same terms as the resolution as specified at the AGM of the
Company to be held on 26 JUN 2009 [or on such adjourned date as may be applicable]; and the class meeting for holders of
Domestic Shares to be held on 26 JUN 2009 [or on such
adjourned date as may be applicable]; (ii) the approval of the relevant PRC regulatory authorities as may be required by laws, rules and regulations of the PRC being obtained by the Company if appropriate; and (iii) the Company not being required by any of its creditors to repay or to provide guarantee in respect of any amount due to any of them [or if the Company is so required by any of its creditors, the Company having, in its absolute discretion, repaid or provided guarantee in respect of such amount] pursuant to the notification procedure set out in Article 30 of the Articles of
Association of the Company; authorize the Board, subject to the approval of all relevant PRC regulatory authorities for the
repurchase of such H Shares being granted, to: i) amend the
Articles of Association of the Company as it thinks fit so as to reduce the registered share capital of the Company and to reflect the new capital structure of the Company upon the repurchase of
H Shares of the Company as specified; and ii) file the amended
Articles of Association of the Company with the relevant
governmental authorities of the PRC; [Authority expires the earlier of the conclusion of the next AGM of the Company or the
expiration of a 12-month period following the passing of this special resolution]
		Management	For	For

YANZHOU COAL MNG CO LTD
Security	Y97417102	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	CNE1000004Q8	Agenda	701924462 - Management
Item	Proposal
1.	Approve the working report of the Board of Directors of the Company [the 'Board'] for the YE 31 DEC 2008
2.	Approve the working report of the Supervisory Committee of the Company for the YE 31 DEC 2008
3.	Approve the audited financial statements of the Company and the group as at and for the YE 31 DEC 2008
4.
Approve the proposed Profit Distribution Plan of the Company for the YE 31 DEC 2008, and authorize the Board to distribute an aggregate cash dividends of RMB 1,967.36 million [tax inclusive], equivalent to RMB 0.40 [tax inclusive] per share to the
shareholders of the Company

5.	Approve to determine the remuneration of the Directors and Supervisors of the Company for the YE 31 DEC 2009
6.
Re-appoint Grant Thornton and Shine Wing Certified Public
Accountants Ltd as the Company's international and PRC
Auditors, respectively, until the conclusion of the next AGM, and to determine their remuneration arrangements

7.	Approve to renew liability insurance for Directors, Supervisors and senior officers of the Company
8.	Approve the proposal regarding the use of electronic means to provide Corporate Communications to holders of H shares of the Company
S.9
Amend the Article 2, Article 30, Article 85, Article 86, Article 87,
Article 145, Article 238, Article 239, Article 247, Article 249, Article
271, Article 286 and Article 295 of the Articles of Association of
the Company, and authorize any one of the Directors to make
further adjustments at his discretion with reference to
requirements of the relevant authorities, seek approval and make the relevant filing with the relevant authorities at the appropriate time; as specified

S.10
Approve the Board granted an unconditional general mandate to issue, allot and deal with additional H Shares in the share capital of the Company and to make or grant offers, agreements and
options in respect thereof, subject to the following terms: 1) such mandate shall not extend beyond the Relevant Period save that the Board may during the Relevant Period make or grant offers, agreements or options which might require the exercise of such powers after the end of the Relevant Period; 2) the number of shares allotted or agreed conditionally or unconditionally to be allotted [whether pursuant to an option or otherwise] by the Board shall not exceed 20% of the number of H Shares in issue as at the date of the this resolution; 3) Board will only exercise its power under such mandate in accordance with the Company Law of the
PRC and the Rules Governing the Listing of Securities on The
Stock Exchange of Hong Kong Limited [as amended from time to time] and only if all necessary approvals from the China Securities
Regulatory Commission and/or other relevant PRC government
authorities are obtained; for the purpose of the resolution;
[Authority expires the earlier of the conclusion of the next AGM or
12 months] authorize the Board of Directors, to issue shares pursuant to paragraph (a) of this resolution, execute and do or procure to be executed and done, all such documents, deeds and things as it may consider relevant in connection with the issue of such new shares including, but not limited to, determining the time and place of issue, making all necessary applications to the relevant authorities and entering into an underwriting agreement
[or any other agreement], to determine the use of proceeds and to make all necessary filings and registrations with the relevant PRC,
Hong Kong and other authorities, and to make such amendments to the articles of association of the Company as it thinks fit so as to reflect the increase in registered capital of the Company and to reflect the new share capital structure of the Company under the intended allotment and issue of the shares of the Company
pursuant to the resolution under paragraph (a) of this resolution

S.11
Authorize the Board of the Company to repurchase the issued H
Shares of the Company on the Hong Kong Stock Exchange,
subject to and in accordance with all applicable laws, rules and regulations and/or requirements of the governmental or regulatory body of securities in the PRC, the Hong Kong Stock Exchange or of any other governmental or regulatory body; the aggregate
amount of H Shares of the Company authorized to be
repurchased subject to the approval in paragraph (a) above during the Relevant Period shall not exceed 10% of the total amount of existing issued H Shares of the Company as at the date of the passing of this resolution; the passing of a special resolution with the same terms as the resolution set out in this paragraph [except for this sub-paragraph (c)(i)] at a class meeting for the holders of
Domestic Shares of the Company to be held on 26 JUN 2009 [or on such adjourned date as may be applicable]; and the class
meeting for the holders of H Shares to be held on 26 JUN 2009 [or on such adjourned date as may be applicable] for such purpose;
the approval of the relevant PRC regulatory authorities as may be required by laws, rules and regulations of the PRC being obtained by the Company if appropriate; and the Company not being
required by any of its creditors to repay or to provide guarantee in respect of any amount due to any of them [or if the Company is so required by any of its creditors, the Company having, in its absolute discretion, repaid or provided guarantee in respect of such amount] authorize the Board, pursuant to the notification procedure set out in Article 30 of the Articles of Association of the
Company; subject to the approval of all relevant PRC regulatory authorities for the repurchase of such H Shares being granted, (i)
amend the Articles of Association of the Company as it thinks fit so as to reduce the registered share capital of the Company and to reflect the new capital structure of the Company upon the repurchase of H shares of the Company as contemplated in
paragraph (a) above; and (ii) file the amended articles of
association of the Company with the relevant governmental
authorities of the PRC; [Authority expires the earlier of: the conclusion of the next AGM or 12 months]

Market Vectors Gaming ETF
888 HOLDINGS PLC, GIBRALTAR
Security	X19526106	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	20-May-2009
ISIN	GI000A0F6407	Agenda	701915728 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the annual report and accounts 2008	Management	For	For
2.	Approve the remuneration report	Management	For	For
3.	Re-elect Mr. Brian Mattingley as a Director	Management	For	For
4.	Re-elect Mr. Michael Constantine as a Director	Management	For	For
5.	Re-elect Mr. Amos Pickel as a Director	Management	For	For
6.	Re-appoint BDO Stoy Hayward LLP and BDO Orion Chartered Accountants as the Company's Auditors	Management	For	For
7.	Authorize the Directors to agree the remuneration of the Auditors	Management	For	For
S.8	Approve to renew the Directors' authority to allot equity securities for cash without first offering them to shareholders	Management	For	For
S.9	Authorize the Company to purchase its own shares	Management	For	For

ARISTOCRAT LEISURE LIMITED
Security	Q0521T108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	21-Apr-2009
ISIN	AU000000ALL7	Agenda	701852748 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the financial statements and the reports of the Directors and the Audi-tors for the YE 31 DEC 2008	Non-Voting
2.	Re-elect Mr. William Morris Baker as a Director of the Company, in accordance with Clause 12.3 of the Constitution of the Company, retires from office	Management	For	For
3.	Re-elect Ms. Sam Pitkin as a Director of the Company, in accordance with Clause 12.3 of the Constitution of the Company, retires form office	Management	For	For
4.	Elect Dr. Rosalind Vivienne Dubs as a Director of the Company, in accordance with Clause 12.6 of the Constitution of the Company	Management	For	For
5.	Re-elect Mr. Seow Swee Pin as a Director, who retires pursuant to Article 98(E) of the Company's Articles of Association	Management	For	For
6.	Re-appoint Mr. Tan Sri Dato' Thong Yaw Hong as a Director of the Company and to hold office until the conclusion of the next AGM of the Company pursuant to Section 129(6) of the Companies Act, 1965	Management	For	For
7.	Re-appoint Mr. Tan Sri Dato' Jaffar Bin Abdul as a Director of the Company and to hold office until the conclusion of the next AGM of the Company pursuant to Section 129(6) of the Companies Act, 1965	Management	For	For

BERJAYA SPORTS TOTO BHD
Security	Y0849N107	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	22-Oct-2008
ISIN	MYL1562OO007	Agenda	701715976 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the audited financial statements of the Company for the YE 30 APR 2008 and the Directors' and Auditors' reports thereon	Management	For	For
2.	Approve the payment of the Directors' fees amounting to MYR 135,000 for the YE 30 APR 2008	Management	For	For
3.	Re-elect Dato' Robin Tan Yeong Ching as a Director, who retires pursuant to Article 98(A) of the Company's Articles of Association	Management	For	For
4.	Re-elect Mr. Chan Kien Sing as a Director, who retires pursuant to Article 98(A) of the Company's Articles of Association	Management	For	For
5.	Re-elect Mr. Seow Swee Pin as a Director, who retires pursuant to Article 98(E) of the Company's Articles of Association	Management	For	For
6.	Re-appoint Mr. Tan Sri Dato' Thong Yaw Hong as a Director of the Company and to hold office until the conclusion of the next AGM of the Company pursuant to Section 129(6) of the Companies Act, 1965	Management	For	For
7.	Re-appoint Mr. Tan Sri Dato' Jaffar Bin Abdul as a Director of the Company and to hold office until the conclusion of the next AGM of the Company pursuant to Section 129(6) of the Companies Act, 1965	Management	For	For
8.	Re-appoint Messrs. Ernst & Young as the Auditors and authorize the Directors to fix their remuneration	Management
9.
Authorize the Directors, subject to the Companies Act, 1965, the
Articles of Association of the Company and the approvals of the relevant governmental/regulatory authorities and pursuant to
Section 132D of the Companies Act, 1965, to issue and allot
shares in the Company from time to time and upon such terms
and conditions and for such purposes as the Directors may deem fit, provided that the aggregate number of shares issued pursuant to this resolution does not exceed 10% of the issued share capital of the Company; [Authority expires at the conclusion of the next
AGM of the Company]
Management
10.
Authorize the Company and its subsidiaries, subject to the
provisions of the Listing Requirements of Bursa Malaysia
Securities Berhad, to enter into recurrent related party
transactions of a revenue or trading nature with the related parties, as specified in the Section 2.3 of the Circular to the shareholders dated 29 SEP 2008, which are necessary for the
day-to-day operations and/or in the ordinary course of business of the Company and its subsidiaries on terms not more favorable to the related parties than those generally available to the public and are not detrimental to the minority shareholders of the Company;
[Authority expires the earlier of the conclusion of the next AGM of the Company following the AGM at which the ordinary resolution for the Proposed Mandate will be passed, at which time lapse, unless by a resolution passed at a general meeting, the authority is renewed; or the expiration of the period within which the next
AGM after the date it is required to be held pursuant to Section
	Management	For

143(1) of the Companies Act, 1965 [but shall not extend to such extension as may be allowed pursuant to Section 143(2) of the
Companies Act, 1965]; and further authorize the Directors of the
Company and its subsidiaries to complete and to do all such acts and things [including executing such documents as may be
required] to give effect to such transactions as authorized by this ordinary resolution

11.
Authorize the Directors of the Company, subject to the Companies
Act, 1965 [Act], rules, regulations and orders made pursuant to the Act, provisions of the Company's Memorandum and Articles of
Association and the requirements of Bursa Malaysia Securities
Berhad [Bursa Securities] and any other relevant authority, to purchases such number of ordinary shares of MYR 0.10 each in the Company [BToto Shares] through Bursa Securities and to take all such steps as are necessary [including the opening and
maintaining of a central depositories account under the Securities
Industry [Central Depositories] Act, 1991] and enter into any agreements, arrangements and guarantees with any party or
parties to implement, finalize and give full effect to the aforesaid purchase with full powers to assent to any conditions,
modifications, revaluations, variations and/or amendments [if any]
as may be imposed by the relevant authorities from time to time and to do all such acts and things in the best interests of the
Company, subject to the following: 1) the maximum number of
ordinary shares which may be purchased and held by the
Company shall be equivalent to 10% of the total issued and paid-
up share capital of the Company inclusive of the 95,030,072
BToto shares already purchased and retained as treasury shares;
and 2) the maximum funds to be allocated by the Company for the purpose of purchasing the ordinary shares shall not exceed the total retained profit and share premium reserve of the Company;
[Authority expires the earlier of the conclusion of the next AGM of the Company following the general meeting at which such
resolution was passed at which time it will lapse unless by
ordinary resolution passed at that meeting, the authority is renewed, either unconditionally or subject to conditions or the expiration of the period within which the next AGM after that date is required to be held by law]; and, upon the completion of the purchase(s) of the Btoto shares or any part thereof by the
Company, to deal with any BToto shares so purchased by the
Company, cancel all the BToto shares so purchased; or retain all the BToto shares as treasury shares for future re-sale or for distribution as dividend to the shareholders of the Company; or
retain part thereof as treasury shares and subsequently canceling the balance; or any other manner as prescribed by the Act, rules, regulations and orders made pursuant to the Act and the
requirements of Bursa Securities and any other relevant authority for the time being in force
	Management	For

BETSSON AB, STOCKHOLM
Security	W1556U104	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	21-Nov-2008
ISIN	SE0000102378	Agenda	701743381 - Management
Item	Proposal	Type	Vote

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE OPTION IN SWEDEN. THANK YOU.	Non-Voting

1.	Elect the Chairman of the Meeting	Management	For	For
2.	Approve the voting list	Management	For	For
3.	Approve the agenda	Management	For	For
4.	Elect 1 or 2 persons to certify the minutes	Management	For	For
5.	Approve the establish whether the meeting has been duly convened	Management	For	For
6.	Approve to establish an incentive programme, by which Senior Executive and other key persons that are employed in Sweden are offered to acquire warrants in the Company, as specified	Management	For	For
7.	Approve to establish an incentive programme [the Plan] for Senior Executives and other key persons employed in other countries than Sweden, as specified	Management	For	For
8.	Close of the Meeting	Management	For	For

BETSSON AB, STOCKHOLM
Security	W1556U104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	12-May-2009
ISIN	SE0000102378	Agenda	701890750 - Management
Item	Proposal	Type	Vote	For/Against Management
IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE-.
Non-Voting
MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED.
Non-Voting
PLEASE NOTE THAT NOT ALL SUB CUSTODIANS IN SWEDEN ACCEPT ABSTAIN AS A VALID VO-TE OPTION. THANK YOU	Non-Voting
1.	Opening of the meeting	Non-Voting
2.	Elect Mr. John Wattin as a Chairman at the AGM	Non-Voting
3.	Approve the register of shareholders entitled to vote at the meeting	Non-Voting
4.	Approve the agenda	Non-Voting
5.	Elect 1 or 2 persons to check the minutes	Non-Voting
6.	Approve the determination of whether the meeting has been duly convened	Non-Voting
7.	Approve the statement by the Chief Executive Officer	Non-Voting
8.	Receive the annual report, the audit report, the consolidated financial statem-ents and the audit report for the group	Non-Voting
9.	Adopt the income statements and balance sheets of the group and the Parent Company	Management	For	For
10.	Approve no dividend shall be paid for the 2008 FY	Management	For	For
11.	Grant discharge the Members of the Board of Directors and the Chief Executive Office from liability	Management	For	For
12.	Approve the number of Members to be 6 without deputies	Management	For	For
13.
Approve the remuneration for the Board is SEK 1,875,000, of
which the Chairman will receive SEK 625,000 and the other
Members elected by the AGM SEK 250,000 each and Auditors
fees be paid according to approved invoices
		Management	For	For
14.	Re-elect Messrs. John Wattin, Per Hamberg, Kicki Wallje-Lund, Patrick Svensk, Carl Lewenhaupt and Lars Linder Aronson as the Board of Directors and Mr. John Wattin as a Chairman of the Board	Management	For	For
15.	PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL: Approve the procedure for preparation of the election of Members of the Board of Directors as specified
16.	Approve the guidelines for remunerating Senior Executives that were adopted at the 2008 AGM continue to be applicable
17.a
Approve to implement a share split, whereby 1 share in Betsson is converted into 2 shares; one of these shares will be a so-called redemption share; the Board of Directors proposes that the record date for the share split shall be 20 MAY 2009

17.b
Approve the share capital be reduced by SEK 39,553,720 through the redemption of 5,420,000 Series A shares and 34,133,720
Series B shares for repayment to the shareholders; the shares to be redeemed are those shares which are referred to as
redemption shares after shares have been split as described
above; the price to be paid for each redemption share shall be
SEK 5.10; no redemption price shall be paid for any redemption shares of Series A or Series B that are held by the Company; the maximum redemption amount will thus be SEK 201,723,972; the
Board of Directors proposes that trading in redemption shares shall take place from 25 May through 05 JUN 2009 and that the record date for the redemption of the redemption shares shall be
10 JUN 2009; payment is expected to be made through Euroclear
Sweden AB on 15 JUN 2009

17.c
Approve to increasing the Company's share capital by SEK
39,553,720 through a bonus issue via a transfer from the
Company's unrestricted equity to the Company's share capital; no new shares will be issued in connection with the share capital increase;a valid resolution requires approval of shareholders representing at least two-thirds of both the votes cast and the shares represented at the general meeting
		Management	For	For
18.
Authorize the Board to resolve to acquire, on 1 or several
occasions prior to the next AGM, as many shares as may be
acquired without the Company's holding at any time exceeding
10% of the total number of shares in the Company; the shares shall be acquired on a regulated market where shares in the
Company are listed and only at a price within the price range registered at any given time, i.e. the range between the highest bid price and the lowest offer price, or through a public offer to all shareholders, whereby the purchase shall be made at a price
equivalent to the lowest quoted share price at the time and a maximum of 150% of the current quoted share price; it is also proposed that the Board of Directors be authorised to pass a resolution on the transfer of the Company's own shares, as
payment upon the acquisition of companies or businesses, at a price equivalent to the quoted share price at the time of transfer;
the decision of the AGM to authorise the Board of Directors to decide on the purchase and sale of the Company's own shares
requires a shareholder majority of at least two thirds of the votes and two thirds of the shares represented at the AGM
		Management	For	For
19.
Authorize the Board to decide, on one or several occasions prior to the next AGM, to issue shares for payment in kind, that involve the issue of up to 4 million Series B shares (corresponding to a dilution of about 10%)
		Management	For	For
20.	Amend Section 11, Second paragraph, of the Articles Of Association regarding way of notice of shareholders meetings as specified	Management	For	For
21.	Closing of the meeting	Non-Voting

BWIN INTERACTIVE ENTERTAINMENT AG, WIEN
Security	A1156L102	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	19-May-2009
ISIN	AT0000767553	Agenda	701928080 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the annual statement of accounts for Company and Corporate Group Incl report of Board of Directors and the Supervisory Board	Management	For	For
2.	Approve the appropriation of net profits	Management	For	For
3.	Approve the activities undertaken by the Board of Directors	Management	For	For
4.	Approve the activities undertaken by the Supervisory Board	Management	For	For
5.	Approve the remuneration for the Supervisory Board	Management	For	For
6.	Elect the Auditor and Group Auditor	Management	For	For
7.	Re-elect Dr. Georg Riedl as a Supervisory Board	Management	For	For
8.A
Approve the cancellation of resolution on adopted conditional capital of the Company passed in the meeting held on 21 MAY 08 and new resolution on conditional capital of the Company to
empower the company to increase the equity capital of the
Company by up to EUR 3,270,000 by issuing up to 3,270,000
common bearer shares for the purpose of Serving Stock Options of employees, managers or Members of the Board of Director of the Company or of an affiliated Company new shares shall be
entitled for dividend the same way as already issued shares
Supervisory Board shall be empowered to decide upon alterations of the Articles resulting from this issuance
		Management	For	For
8.B	Amend the Articles Paragraph V) 6)	Management	For	For
9.	Amend the Articles Paragraph XIX	Management	For	For

CONSOLIDATED MEDIA HOLDINGS LTD
Security	Q2784N109	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	28-Oct-2008
ISIN	AU000000CMJ5	Agenda	701715091 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	To receive and consider the consolidated financial statements of the Company a-nd its controlled entities, and the reports of the Directors and the Auditor f-or the FYE 30 JUN 2008	Non-Voting
2.A	Re-elect Mr. John Alexander as a Director, who retires by rotation in accordance with Clause 6.1[f] of the Company's Constitution	Management	For	For
2.B	Re-elect Mr. Geoffrey Dixon as a Director, who retires by rotation in accordance with Clause 6.1[f] of the Company's Constitution	Management	For	For
2.C	Re-elect Mr. Ashok Jacob as a Director, who retires by rotation in accordance with Clause 6.1[f] of the Company's Constitution	Management	For	For
2.D	Re-elect Mr. Michael Johnston as a Director, who retires by rotation in accordance with Clause 6.1[f] of the Company's Constitution	Management	For	For
3.	Adopt the remuneration report for the YE 30 JUN 2008	Management	For	For

CROWN LTD, MELBOURNE
Security	Q3014T106	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	28-Oct-2008
ISIN	AU000000CWN6	Agenda	701720220 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	To consider the consolidated financial statements of the Company and its contr-olled entities and the reports of the Directors and the Auditor for the FYE 30-JUN 2008	Non-Voting
2.a	Re-elect Mr. John Alexander as a Director, who retires in accordance with Clause 5.1 [f] of the Company's Constitution	Management	For	For
2.b	Re-elect Mrs. Rowena Danziger as a Director, who retires in accordance with Clause 5.1 [f] of the Company's Constitution	Management	For	For
2.c	Re-elect Mr.Geoffrey Dixon as a Director, who retires in accordance with Clause 5.1 [f] of the Company's Constitution	Management	For	For
3.	Adopt the remuneration report for the YE 30 JUN 2008	Management	For	For

FIELDS CORPORATION
Security	J1348C102	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Jun-2009
ISIN	JP3802680003	Agenda	702008726 - Management
Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Profits	Management	For	For
2	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the other Updated Laws and Regulations, Expand Business Lines	Management	For	For
3.1	Appoint a Director	Management	For	For
3.2	Appoint a Director	Management	For	For
3.3	Appoint a Director	Management	For	For
3.4	Appoint a Director	Management	For	For
3.5	Appoint a Director	Management	For	For
3.6	Appoint a Director	Management	For	For
3.7	Appoint a Director	Management	For	For
3.8	Appoint a Director	Management	For	For
3.9	Appoint a Director	Management	For	For
3.10	Appoint a Director	Management	For	For
3.11	Appoint a Director	Management	For	For
4	Appoint a Corporate Auditor	Management	For	For

GALAXY ENTMT GROUP LTD
Security	Y2679D118	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	22-Jun-2009
ISIN	HK0027032686	Agenda	701931049 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE OF "ABSTAIN" WILL BE TREATED T-HE SAME AS A "TAKE NO ACTION" VOTE.	Non-Voting
1.	Receive the financial statements and reports of the Directors and the Auditors for the YE 31 DEC 2008
2.a	Elect Mr. Francis Lui Yiu Tung as a Director
2.b	Elect Mr. Joseph Chee Ying Keung as a Director
2.c	Elect Dr. Patrick Wong Lung Tak as a Director
2.D	Approve to fix the Directors remuneration
3.	Re-appoint the Auditors and authorize the Directors to fix their remuneration
4.1
Authorize the Directors of the Company to purchase shares of the
Company during the relevant period, on the Stock Exchange of
Hong Kong Limited or any other stock exchange recognized for this purpose by the Securities and Futures Commission of Hong
Kong and The Stock Exchange of Hong Kong Limited under the
Hong Kong Code on Share Repurchases, not exceeding 10% of
the aggregate nominal amount of the issued share capital of the
Company at the date of passing of this resolution; [Authority expires the earlier of the conclusion of the next AGM or the expiration of the period within which the next AGM is required by the Companies Ordinance to be held]

4.2
Authorize the Directors of the Company to allot, issue and deal with additional shares in the capital of the Company and make or grant offers, agreements and options during and after the relevant period, not exceeding 20% of the aggregate nominal amount of the issued share capital of the Company; and [if the Directors are so authorized by a separate ordinary resolution of the
shareholders of the Company] the nominal amount of share
capital of the Company repurchased by the Company subsequent to the passing of this resolution [up to a maximum amount of 10%
of the share capital of the Company in issue at the date of the passing of this resolution], otherwise than pursuant to: i) a rights issue; or ii) the exercise of rights of subscription or conversion under the terms of any warrants issued by the Company or any securities which are convertible into shares of the Company; or iii)
any share option schemes or similar arrangement; or iv) any scrip dividend or similar arrangement providing for the allotment of shares in lieu of the whole or part of a dividend on shares of the company in accordance with the Articles of Association of the company; [Authority expires the earlier of the conclusion of the next AGM or the expiration of the period within which the next
AGM of the Company is required by Companies Ordinance to be
held]
	Management	For	For
4.3
Approve, conditional upon the passing of the Resolutions 4.1 and
4.2, to extend the general mandate granted to the Directors of the
Company pursuant to Resolution 4.2, by addition thereto an
amount representing the aggregate nominal amount of share
capital of the Company repurchased under Resolution 4.1,
provided that such amount shall not exceed 10% of the aggregate amount of the issued share capital of the Company at the date of the passing of this resolution
	Management	For	For

GENTING BERHAD
Security	Y26926116	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	17-Jun-2009
ISIN	MYL3182OO002	Agenda	701975279 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Adopt the audited financial statements for the FYE 31 DEC 2008 and the Directors' and Auditors' reports thereon	Management	For	For
2.	Declare a final dividend of 4.0 sen less 25% tax per ordinary share of 10 sen each for the FYE 31 DEC 2008 to be paid on 27 JUL 2009 to members registered in the Record of Depositors on 30 JUN 2009	Management	For	For
3.	Approve the payment of Directors' fees of MYR 826,900 for the FYE 31 DEC 2008	Management	For	For
4.	Re-elect Tan Sri Lim Kok Thay as a Director of the Company pursuant to Article 99 of the Articles of Association of the Company	Management	For	For
5.	Re-elect Mr. Quah Chek Tin as a Director of the Company pursuant to Article 99 of the Articles of Association of the Company	Management	For	For
6.	Re-appoint Tan Sri Mohd Amin bin Osman as a Director, who retires in accordance with Section 129 of the Companies Article, 1965, to hold office until the conclusion of the next AGM	Management	For	For
7.	Re-appoint Dato' Paduka Nik Hashim bin Nik Yusoff as a Director, who retires in accordance with Section 129 of the Companies Article, 1965, to hold office until the conclusion of the next AGM	Management	For	For
8.	Re-appoint Mr. Tun Mohammed Hanif bin Omar as a Director, who retires in accordance with Section 129 of the Companies Article, 1965, to hold office until the conclusion of the next AGM	Management
9.	Re-appoint PricewaterhouseCoopers as the Auditors of the Company and authorize the Directors to fix their remuneration	Management
10.
Authorize the Directors, subject always to the Companies Act,
1965, the Articles of Association of the Company and the approval of any relevant governmental and/or regulatory authorities, where such approval is required, pursuant to Section 132D of the
Companies Act, 1965, to issue and allot shares in the Company, at any time and upon such terms and conditions and for such
purposes as the Directors may, in their absolute discretion deem fit provided that the aggregate number of shares issued pursuant to this resolution does not exceed 10% of the issued and paid-up share capital of the Company for the time being; [Authority expire at the conclusion of the next AGM of the Company]; to take all such actions that may be necessary and/ or desirable to give effect to this resolution and in connection therewith to enter into and execute on behalf of the Company any instrument, agreement and/or arrangement with any person, and in all cases with full power to assent to any condition, modification, variation and/or amendment [if any] in connection therewith; and to obtain the approval for the listing of and quotation for the additional shares so issued on Bursa Malaysia Securities Berhad
Management
11.
Authorize the Company, subject to the passing of Resolution 12, subject to compliance with all applicable laws, the Company's
Articles of Association, the regulations and guidelines applied from time to time by Bursa Malaysia Securities Berhad ["Bursa
Securities"] and/or any other relevant regulatory authority, to utilize up to the aggregate of the total retained earnings and share premium accounts of the Company based on its latest audited
financial statements available up to the date of the transaction, to purchase, from time to time during the validity of the approval and authority under this resolution, such number of ordinary shares of
10 sen each in the Company [as may be determined by the
Directors of the Company] on Bursa Securities upon such terms and conditions as the Directors may deem fit and expedient in the interests of the Company, provided that the aggregate number of shares to be purchased and/or held by the Company pursuant to this resolution does not exceed 10% of the total issued and paid-
up ordinary share capital of the Company at the time of purchase and provided further that in the event that the Company ceases to hold all or any part of such shares as a result of [among others]
cancellations, re-sales and/or distributions of any of these shares so purchased, the Company shall be entitled to further purchase and/or hold such additional number of shares as shall [in
aggregate with the shares then still held by the Company] not exceed 10% of the total issued and paid-up ordinary share capital of the Company at the time of purchase; based on the audited financial statements of the Company for the financial year ended
31 DEC 2007, the Company's retained earnings and share
premium accounts were approximately MYR 5,253.3 million and
MYR 1,151.4 million respectively; [Authority expires the earlier of the conclusion of the next AGM of the Company or the expiry of the period within which the next AGM is required by law to be held, unless earlier revoked or varied by ordinary resolution of the members of the Company in general meeting, whichever occurs
first]; authorize the Directors of the Company, in their absolute discretion, to deal with any shares purchased and any existing treasury shares ["the said Shares"] in the following manner: (i)
cancel the said Shares; and/or (ii) retain the said Shares as treasury shares; and/or (iii) distribute all or part of the said Shares as dividends to shareholders, and/or resell all or part of the said
Shares on Bursa Securities in accordance with the relevant rules of Bursa Securities and/or cancel all or part of the said Shares, or in any other manner as may be prescribed by all applicable laws and/or regulations and guidelines applied from time to time by
Bursa Securities and/or any other relevant authority for the time being in force and that the authority to deal with the said Shares shall continue to be valid until all the said Shares have been dealt with by the Directors of the Company; and to take all such actions that may be necessary and/or desirable to give effect to this resolution and in connection therewith to enter into and execute on behalf of the Company any instrument, agreement and/or
arrangement with any person, and in all cases with full power to assent to any condition, modification, variation and/or amendment
[if any] as may be imposed by any relevant regulatory authority or
Bursa Securities and/or to do all such acts and things as the
Directors may deem fit and expedient in the best interest of the
Company

12.
Approve that, subject to the passing of Ordinary Resolution 11 and the approval of the Securities Commission ["SC"], Kien Huat
Realty Sdn Berhad ["KHR"] and the persons acting in concert with
KHR ["PAC"] to be exempted from the obligation to undertake a mandatory take-over offer on the remaining voting shares in the
Company not already owned by them under Part II of the
Malaysian Code on Take-Overs and Mergers 1998 ["Code"],
which may arise upon the future purchase by the Company of its own shares pursuant to Resolution 11, in conjunction with the application submitted by KHR and the PACs to the SC under
Practice Note 2.9.10 of the Code; authorize the Directors of the
Company to take all such actions that may be necessary and/or desirable to give effect to this resolution and in connection therewith to enter into and execute on behalf of the Company any instrument, agreement and/or arrangement with any person, and in all cases with full power to assent to any condition, modification, variation and/or amendment [if any] as may be imposed by any relevant regulatory authority and/or to do all such acts and things as the Directors may deem fit and expedient in the best interest of the Company
	Management	For	For
13.
Authorize the Company and/or its unlisted subsidiaries to enter into any of the transactions falling within the types of recurrent related party transactions of a revenue or trading nature with the related parties as set out in Section 2.3 under Part C of the
Document to Shareholders dated 26 MAY 2009, provided that
such transactions are undertaken in the ordinary course of
business, on arm's length basis and on commercial terms which are not more favorable to the related party than those generally available to/from the public and are not, in the Company's opinion, detrimental to the minority shareholders and that the breakdown of the aggregate value of the recurrent related party transactions conducted/to be conducted during the financial year, including the types of recurrent transactions made and the names of the related parties, will be disclosed in the annual report of the Company;
[Authority expires the earlier of the conclusion of the next AGM of the Company following this AGM at which such Proposed
Shareholders' Mandate is passed and the expiration of the period within which the next AGM of the Company after that date is
required to be held pursuant to Section 143(1) of the Companies
Act, 1965 (but shall not extend to such extension as may be
allowed pursuant to Section 143(2) of the Companies Act, 1965]
	Management	For	For

Transact any other business	Non-Voting

GOLD REEF RESORTS LIMITED
Security	S32244105	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	03-Sep-2008
ISIN	ZAE000028338	Agenda	701685274 - Management
Item	Proposal
1.
Amend, the existing Share Incentive Scheme of the Company
known as the Gold Reef Share Scheme approved by a resolution passed at the general meeting of the Members of the Company on
Thursday, 14 JUN 2001, the terms of the draft First Addendum tabled as specified

2.
Authorize the Directors of the Company, subject to the passing of
Resolution 1, as an ordinary resolution, in terms of Section 221 and Section 222 of the Companies Act, 1973 [Act 61 of 1973], as
amended [as those provisions are amended, modified, re-enacted or substituted from time to time] to: allot and issue so many ordinary shares at their par value in the share capital of the
Company to the trustees of the Gold Reef Share Scheme [the
Scheme] so that, after taking into account the existing ordinary shares held by the Scheme in the Company, the trustees of the
Scheme can make the offer as specified; and instruct the trustees of the Scheme to make an offer of up to 4 million shares to
selected key executives and Management to purchase those
shares from the Scheme at the par value thereof on the terms and conditions as specified, and that all of the ordinary shares referred to above are placed under the control of the Directors for allotment and issue as specified; and pursuant to the Listings Requirements of the JSE, the Company will only be entitled to allot and issue the shares which are the subject of Resolution 2 if that resolution is passed by a majority of 75% or more of the votes cast by all Gold
Reef ordinary shareholders present or represented by proxy at the general meeting, excluding any votes which may be cast by the
Scheme and by any participants in the Scheme who are also
shareholders of Gold Reef, including but not limited to as specified

3.
Authorize any Director of the Company, to do all such things, and sign all such documents, procure the doing of all such things and the signature of all such documents as may be necessary or
incidental to give effect to all of the ordinary resolutions which are proposed and passed at the general meeting at which this
Resolution 3 is proposed
		Management	Abstain	Against

GREEK ORGANISATION OF FOOTBALL PROGNOSTICS SA
Security	X3232T104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	06-May-2009
ISIN	GRS419003009	Agenda	701907137 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE AN A-REPETITIVE
MEETING ON 20 MAY 2009 AND A B REPETITIVE MEETING
ON 09 JUL 2009.-ALSO, YOUR VOTING INSTRUCTIONS WILL
NOT BE CARRIED OVER TO THE SECOND CALL. AL-L VOTES
RECEIVED ON THIS MEETING WILL BE DISREGARDED AND
YOU WILL NEED TO REIN-STRUCT ON THE REPETITIVE
MEETING. PLEASE BE ALSO ADVISED THAT YOUR SHARES
WILL-BE BLOCKED UNTIL THE QUORUM IS MET OR THE
MEETING IS CANCELLED. THANK YOU
Non-Voting
1.	Approve the Board of Directors and Chartered Auditors reports regarding the annual financial statements for the 9th FY 01 JAN 2008 until 31 DEC 2008	Management	For	For
2.	Approve the Company's corporate and consolidated annual financial statements for the 9th FY 01 JAN 2008 until 31 DEC 2008	Management	For	For
3.	Approve the earnings distribution for the 9th FY 01 JAN 2008 until 31 DEC 2008	Management	For	For
4.
Approve the exemption of the Board of Directors and Chartered
Accountants form any liability for compensation for activities of the
9th FY 01 JAN 2008 until 31 DEC 2008 and the administrative and representation acts of the Board of Directors
		Management	For	For
5.	Approve the remuneration compensation of the Members of the Board of Directors for their 9th FYB 01 AJN 2008 until 31 DEC 2008	Management	For	For
6.
Approve the remuneration compensation of the Members of the
Board of Directors for their participation in the Board of Director's and in Company's Committees for the current 10th FY 01 JAN
2009 until 31 DEC 2009
		Management	For	For
7.	Elect the regular and substitute Chartered Auditors for the current 10th FY 01 JAN 2009 until 31 DEC 2009, and approve their remuneration	Management	For	For
8.	Ratify the election of new Board of Director's members in replacement of resigned ones; and elect new Audit Committee according to Article 37 of Law 3693/2008
9.	Approve the replacement of Board of Director's Members
10.
Authorize, pursuant to Article 23, paragraph 1 of C.L. 2190/1920, the Members of the Board of Directors and Directors of the
Company's departments and divisions to participate in the Board of Directors or in the Management of the Groups Companies and
their associate Companies, for the purposes set out in Article 42E paragraph 5, of the Codified Law 2190/1920

11.
Authorize the Company's Lawyers Mr. Dimitrios Panageas,
Athens Bar Association registered No 21923, legal advisor to
Management and Mrs. Barbara Panousi Athens Bar Association
Registered No. 16002, lawyer acting jointly or separately to submit for approve  and publication to the Ministry of development the
Minutes of the Ordinary general assembly as well as those of any repeat session as well as the entire new codified document of the
Company's Articles of Association and in general to carry out any legal action to enforce the resolutions of the Ordinary general assembly or any repeat session

12.	Other announcements	Management	For	For

HEIWA CORPORATION
Security	J19194109	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	29-Jun-2009
ISIN	JP3834200002	Agenda	702018133 - Management
Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Profits	Management	For	For
2	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the other Updated Laws and Regulations	Management	For	For
3	Approve Provision of Retirement Allowance for Directors	Management	For	For

IG GROUP HOLDINGS PLC, LONDON
Security	G4753Q106	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	07-Oct-2008
ISIN	GB00B06QFB75	Agenda	701700975 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the accounts for the YE 31 MAY 2008 together with the Directors' report and the Auditors' report on those accounts and the auditable part of the remuneration report	Management	For	For
2.	Re-elect Mr. Jonathan Davie as a Director	Management	For	For
3.	Re-elect Mr. Nat Le Roux as a Director	Management
4.	Declare a final dividend for the YE 31 MAY 2008 in the amount of 9 pence per share	Management
5.	Re-appoint Ernst & Young as the Auditors to the Company to hold office until the conclusion of the next AGM	Management
6.	Authorize the Directors to determine the Auditors' remuneration	Management
7.	Approve the Directors' remuneration report for the YE 31 MAy 2008	Management
8.	Authorize the Directors to allot the relevant securities	Management
S.9	Authorize the Company to purchase its own shares	Management
S.10	Authorize the Directors to allot equity securities	Management
S.11	Amend the Company's Articles of Association as specified	Management

INTRALOT SA - INTEGRATED IT SYSTEMS AND LOTTERY SE
Security	X3968Y103	Meeting Type
Ticker Symbol		Meeting Date
ISIN	GRS343313003	Agenda
Item	Proposal	Type

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE AN "-A" REPETITIVE
MEETING ON 21 MAY 2009 AND "B" REPETITIVE MEETING
ON 04 JUN 2009-. ALSO, YOUR VOTING INSTRUCTIONS WILL
NOT BE CARRIED OVER TO THE SECOND CALL.-ALL VOTES
RECEIVED ON THIS MEETING WILL BE DISREGARDED AND
YOU WILL NEED TO RE-INSTRUCT ON THE REPETITIVE
MEETING. PLEASE BE ALSO ADVISED THAT YOUR SHARES
WI-LL BE BLOCKED UNTIL THE QUORUM IS MET OR THE
MEETING IS CANCELLED. THANK YOU.
Non-Voting

1.
Approve the corporate and consolidated annual financial
statements of the FY 01 JAN 2008 to 31 DEC 2008, in
accordance with the international financial reporting standards,
I.F.R.S., after hearing the relevant Board of Directors reports and the certified Auditors report regarding the above mentioned year and decision o n the distribution of said year profits
		Management	For	For
2.
Grant discharge both the Board of Directors Members and the
certified the Auditor from any liability for indemnity regarding
Company's administration, the financial statements and the
consolidated financial statements during the fiscal period under examination, 01 JAN 2008 31 DEC 2008
		Management	For	For
3.	Ratify the election of a new Member of the Board of Directors in replacement of a resigned Member	Management	For	For
4.	Elect the new Board of Directors and appointment of independent Board of Directors Members, pursuant to Law 3016/2002, as amended and in force; elect new Audit Committee, pursuant to Law 3693/2008	Management	For	For
5.	Elect regular and alternate certified Auditors for t he control of the FY 01 JAN 2009 to 31 DEC 2009 and determine their fees	Management	For	For
6.
Approve the of remuneration on the profits and remuneration of the Board of Directors Members for the FY 2008 and preliminary and remuneration of Non Executive Members of the Board of
Directors for the year 2009, pursuant to Article 24 of Codified Law
2190/1920 Article 5 of the Law 301 6/2002
		Management	For	For
7.	Approve the maximum salary of Board of Directors Members employed by the Company as for the financial period 01 JUL 2009 to 30 JUN 2010 pursuant to Article 23a of Codified Law 2190/1920	Management	For	For
8.
Authorize both Board of Directors Members and Company's
Directors to participate in the Board of Directors or in the administration of other affiliated Company's as those Company's are defined in Article 42 Paragraph E of Codified Law 2190/1920
		Management	For	For
9.
Approve to modify the share buy back program by the Company
that was decided at the OGM dated 06 MAY 2008, pursuant to
Article 16 of Codified Law 2190/1920, regarding the maximum an
d the minimum limits of the price F or their acquisition and in order
t o provide for the possibility of holding the share for future acquisition of shares of other Company
		Management	For	For
10.	Approve to issue the convertible bond loan and granting of authorization to the Board of Directors for determining the specific terms of the convertible bond loan	Management	For	For
11.	Announcements	Management	For	For

INTRALOT SA - INTEGRATED IT SYSTEMS AND LOTTERY SE
Security	X3968Y103	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	21-May-2009
ISIN	GRS343313003	Agenda	701946343 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE AN A-REPETITIVE
MEETING ON 04 JUN 2009. ALSO, YOUR VOTING
INSTRUCTIONS WILL NOT BE-CARRIED OVER TO THE
SECOND CALL. ALL VOTES RECEIVED ON THIS MEETING
WILL BE D-ISREGARDED AND YOU WILL NEED TO
REINSTRUCT ON THE REPETITIVE MEETING. PLEASE B-E
ALSO ADVISED THAT YOUR SHARES WILL BE BLOCKED
UNTIL THE QUORUM IS MET OR THE-MEETING IS
CANCELLED. THANK YOU.
Non-Voting
1.	Approve the issuance of convertible bond and authorize the Board of Directors to determine the special terms of the respective convertible bond	Management	Against	Against

KANGWON LAND INC, CHONGSON
Security	Y4581L105	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Mar-2009
ISIN	KR7035250000	Agenda	701846719 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTING OPTION IN KOREA. THANK YOU.	Non-Voting

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 539138 DUE TO ADDITION OF-RESOLUTIONS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AN-D YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.	Approve the appropriation of income and dividend of KRW 720 per share	Management	For	For
2.	Amend the Articles of Incorporation regarding business objectives, Sub-Committees and other legislative changes	Management	For	For

PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO THIS
RESOLUTION REGARDING THE EL-ECTION OF DIRECTORS.
STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR THIS
MEETING.-PLEASE CONTACT YOUR CLIENT SERVICE
REPRESENTATIVE IF YOU HAVE ANY QUESTIONS.
Non-Voting
3.1	Elect Mr. Nah Seung-Yeol as President	Management	For	For
3.2	Elect Mr. Lee Seong-bok as President	Management	For	For
3.3	Elect Mr. Jeon In-Baek as President	Management	For	For
3.4	Elect Mr. Choi Yeong as President	Management	For	For
3.5
PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER
PROPOSAL: elect 3 inside Directors nominated by largest
shareholder, 1 inside Director nominated by second largest
shareholder, 1 inside Director nominated by Jungseon County
Governor, and 1 inside Director nominated by Taebaek City Mayor
		Shareholder	For	Against
4.	Approve the total remuneration of the Inside Directors and the Outside Directors	Management	For	For

LADBROKES PLC
Security	G5337D107	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	15-May-2009
ISIN	GB00B0ZSH635	Agenda	701843977 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the reports of the Directors and the Auditor and the accounts of the Company for the YE 31 DEC 2008	Management	For	For
2.	Approve to declare the final dividend of 9.05p on each of the ordinary shares entitled thereto in respect of the YE 31 DEC 2008	Management	For	For
3.	Appoint Mr. P. Erskine as a Director of the Company, who retires in accordance with the Articles of Association	Management	For	For
4.	Appoint Mr. R. J. Ames as a Director of the Company, who retires in accordance with the Articles of Association	Management	For	For
5.	Re-appoint Mr. N. M. H. Jones a Director of the Company, who retires by rotation in accordance with the Articles of Association	Management	For	For
6.	Re-appoint Mr. J. P. O'Reilly as a Director of the Company, who retires by rotation in accordance with the Articles of Association	Management
7.	Re-appoint Ernst & Young LLP as the Auditor to the Company and authorize the Directors to agree the remuneration of the Auditor	Management
8.	Receive the 2008 Directors' remuneration report	Management
9.
Authorize the Company, for the purposes of Section 366 of the
Companies Act 2006 [authorizations required for donations or expenditure] and all Companies that are subsidiaries of the
Company at any time during the period for which this resolution has effect to: (i) make political donations to political parties or independent election candidates not exceeding GBP 50,000 in
total; (ii) make political donations to political organizations other than political parties not exceeding GBP 50,000 in total; and (iii)
incur political expenditure not exceeding GBP 50,000 in total, provided that the aggregate amount of any such donations and expenditure shall not exceed GBP 50,000 during the period
beginning with the date of the passing of this resolution and ending on the date of the AGM of the Company to be held in 2010 or, if earlier, on 30 JUN 2010; for the purpose of this resolution the terms "political donations", "independent election candidates",
"political organizations" and "political expenditure" have the meanings set out in Sections 363 to 365 of the Companies Act
2006
Management
S.10
Authorize the Company to make market purchases [Section 163
of the Companies Act 1985] of up to 60,063,870 ordinary shares of 28 1/3p each of the Company, at a minimum price which may be paid for the ordinary share 28 1/3p per share and the maximum price which may be paid for an ordinary share is an amount equal to 105% of the average of the middle market quotations for an ordinary share derived from the London Stock Exchange Daily
Official List, over the previous 5 business days; [Authority expires at earlier of the conclusion of the AGM of the Company to be held
2010 or 30 JUN 2010]; and the Company may make a contract to purchase shares after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
Management
11.
Approve to increase the share capital of the Company by GBP
34,000,000 from GBP 253,000,000 to GBP 287,000,000 by the
creation of 120,000,000 additional new ordinary shares of 28 1/3p each in the capital of the Company
Management
12.
Authorize the Directors, in substitution for any existing authority and for the purpose of Section 80 of the Companies Act 1985, to allot relevant securities [with in the meaning of that Section] up to an aggregate nominal amount of GBP 56,776,939; [Authority
expires earlier of the conclusion of the AGM of the Company held in 2010 or on 30 JUN 2010]; and the Directors may allot relevant securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
Management
S.13
Authorize the Directors, to allot equity securities [Section 94 of the
Companies Act 1985[the Act]] pursuant to the authority for the purposes of Section 80 of the Act conferred by the ordinary
resolution set out as Resolution No.12 at the notice of 2009 AGM of the Company and passed at the 2009 AGM of the Company
and to sell equity securities which immediately before the sale are held by the Company as treasury shares[Section 162A of the Act]
in each case, disapplying the statutory pre-emption rights [Section
89(1) of the Act], provided that this power is limited to: a) the allotment or sale of equity securities up to an aggregate nominal amount of GBP 8,509,048; b) the allotment or sale of equity
securities up to an aggregate nominal amount of GBP 56,776,939 in connection with a rights issue or other issue in favor of ordinary shareholders; [Authority expires the earlier of the conclusion of the
AGM of the Company to be held in 2010 or 30 JUN 2010]; and the
Directors may allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
		Management	For	For
S.14
Authorize the Directors of the Company, in addition to the
authority conferred on the Directors by Resolution 12 as set out in the Notice of the 2009 AGM of the Company: (a) authorized for the purposes of Section 80 of the Companies Act 1985 (the Act) to
allot relevant securities [within the meaning of that section] up to an aggregate nominal amount of GBP 56,776,939 in connection
with a rights issue; and (b) empowered to allot equity securities
[as defined by section 94 of the Act] pursuant to the authority for the purposes of section 80 of the Act conferred by this resolution and to sell equity securities which immediately before the sale are held by the Company as treasury shares [as defined in section
162A of the Act] in each case as if section 89(1) of the Act did not apply to such allotment or sale provided that this power shall be limited to the issue of equity securities in connection with a rights issue, [Authority shall expire at the conclusion of the AGM of the
Company to be held in 2010 or if earlier, on 30 JUN 2010] save that the Company may before the expiry of this authority make an offer or agreement which would or might require relevant
securities of the company to be allotted after its expiry and the
Directors may allot relevant securities pursuant to such an offer or agreement as if the authority in this resolution had not expired
		Management	For	For
15.
Approve the term of the Ladbrokes plc international Share Option
Scheme be extended for a further 10 years until 2019 and
authorize the Directors of the Company to do all acts and things necessary to put the extension of the scheme into effect
		Management	For	For
S.16	Approve to cancel the share premium account of the Company	Management	For	For

LOTTOMATICA S.P.A., ROMA
Security	T6326Y108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	28-Apr-2009
ISIN	IT0003990402	Agenda	701886143 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE A SE-COND CALL ON 30
APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
WILL REMAIN V-ALID FOR ALL CALLS UNLESS THE AGENDA
IS AMENDED. PLEASE BE ALSO ADVISED THAT Y-OUR
SHARES WILL BE BLOCKED UNTIL THE QUORUM IS MET OR
THE MEETING IS CANCELLED-. THANK YOU.
Non-Voting
1.	Approve the financial statements, the statutory reports and the allocation of Income	Management	For	For

MARS ENGINEERING CORPORATION
Security	J39735105	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Jun-2009
ISIN	JP3860220007	Agenda	702008891 - Management
Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Profits	Management	For	For
2	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the other Updated Laws and Regulations	Management	For	For

PADDY PWR PLC
Security	G68673105	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	14-May-2009
ISIN	IE0002588105	Agenda	701912203 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve to accept financial statements and statutory reports
2.	Approve the dividends
3.	Elect Mr. Padraig O. Riordain as a Director
4.a	Re-elect Mr. Fintan Drury as a Director
4.b	Re-elect Mr. Tom Grace as a Director
4.c	Re-elect Mr. Jack Massey as a Director
5.	Authorize the Board to fix the remuneration of the Auditors
S.6	Grant authority for the issuance of equity or equity-linked securities without preemptive rights
S.7	Grant authority for the Share Repurchase Program
S.8	Grant authority for the reissuance of repurchased shares
S.9	Amend the Articles regarding: electronic shareholder communications and appointment of multiple proxies
10.	Amend the rules of Paddy Power PLC 2004 Long Term Incentive Plan

PARTYGAMING PLC, GIBRALTAR
Security	X6312S110	Meeting Type
Ticker Symbol	Meeting Date
ISIN	GI000A0MV757	Agenda
Item	Proposal
1.	Receive the financial statements, the Directors' report and the Auditors' report for the YE 31 DEC 2008
2.	Approve the remuneration report for the YE 31 DEC 2008
3.
Re-appoint BDO Stoy Hayward LLP and BDO Orion Limited as
the Company's Auditors with BDO Orion Limited acting as the
Auditor for the purposes of Section 10 of the Gibraltar Companies
[Accounts] Act 1999

4.	Authorize the Directors to set the Auditors' remuneration
5.	Re-appoint Mr. Rami Lerner as a Director
6.	Re-appoint Mr. Jim Ryan as a Director
7.	Re-appoint Mr. Rod Perry as a Director
8.	Re-appoint Mr. Martin Weigold as a Director
9.
Approve to increase the authorized share capital from GBP
75,000.00 divided into 500,000,000 ordinary shares of GBP
0.00015 each to GBP 105,000.00 divided into 700,000,000
ordinary shares of GBP 0.00015 each by the creation of
200,000,000 ordinary shares of GBP 0.00015 each [totalling GBP
30,000.00 in nominal value], each such ordinary share ranking pari passu with the existing ordinary shares of the Company; and
amend the Company's Memorandum of Association as specified

10.
Authorize the Board of Directors for the purposes of section 66 of the Companies Act 1930 [as amended] to allot Relevant Securities
[as specified in Article 6 of the Company's Articles of Association
[the Articles up to an aggregate nominal amount of GBP
20,575.00 and further, for the purposes of section 66 of the
Companies Act 1930 [as amended] to allot Relevant Securities comprising Equity Securities [as defined by Article 20 of the
Articles] up to a nominal amount of GBP 41,150.00[including
within such limit any Relevant securities allotted under this
Resolution] in connection with an offer by way of a rights issue [A]
to Ordinary shareholders in proportion [as nearly as practicable] to their existing holdings; and [B] to people who are holders of other
Equity Securities if this is required by the rights of those securities or, if the Board of Directors considers it necessary, as permitted by the rights of those securities, and so that the Board may impose any limits or restrictions and make arrangements which it considers necessary or appropriate to with fractional entitlements, record dates, legal regulatory or practical problems in, or under the laws of any other matter; [Authority expires the earlier at the end of the Company's AGM in the year 2010 or at close of
business on 07 AUG 2010]; save that the Company may before
such expiry make an offer or enter into an agreement which would or might require relevant securities to be allotted after such expiry and the Board of Directors may allot relevant securities

S.11
Authorize the Board of Directors, subject to the passing of the previous resolution and in place of the existing authority, and pursuant to Articles 22 to 25 of the Articles to allot Equity
Securities [as defined by Article 20 of the Articles] for cash pursuant to the authority conferred by the previous resolution as though articles 14 to 21 of the Articles did not apply to any such allotment provided that this power shall be limited to the allotment of Equity Securities in connection with an offer of Equity Securities
[but in the case of the authority granted under resolution 10[ii] by way of a rights issue only] [A] to Ordinary shareholders in
proportion [as nearly as practicable] to their existing holdings; and
[B] to people who are holders of other Equity Securities if this is required by the rights of those securities or, if the Board of
Directors to considers it necessary, as permitted by the rights of those securities, and so that the Board may impose any limits or restrictions and make any arrangements which it considers
necessary or appropriate to deal with fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and [ii] in the case of the authority granted under resolution , to the allotment of Equity
Securities up to an aggregate nominal value of GBP 3,086.00; and
[Authority expire at the end of the Company's AGM in the year
2010]

S.12
Authorize the Company to make market purchases within the
meaning of section 79 of the Gibraltar Companies Act 1930 [as amended] of ordinary shares of GBP 0.00015 each of the
Company ['Shares'] provided that: [i] the maximum number of
Shares hereby authorized to be acquired is 41,151,938; [ii] the minimum price that may be paid for any such Share is GBP
0.00015, being the nominal value of a Share;[iii] the maximum price that may be for any such Share is an amount equal to
105%of the average of the middle market quotations for a Share as derived from the London Stock Exchange Daily Official List for the 5 business days immediately preceding the day on which the
Share is contracted to be purchased; and [Authority expire the earlier or on the date of the AGM of the Company in the year 2010 or at close of business on 07 AUG 2010]; but a contract for
purchase may be made before such expiry, that will or may be completed wholly or partially thereafter, and a purchase of Shares may be made in pursuance of such contract

PLAYTECH LTD
Security	G7131X107	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	13-May-2009
ISIN	VGG7131X1078	Agenda	701915843 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the Company's annual accounts together with the report of the Directors and the Auditors for the FYE 31 DEC 2008	Management	For	For
2.	Re-appoint BDO Stoy Hayward LLP as the Auditors, to hold office from the conclusion of the meeting to the conclusion of the next meeting at which accounts are laid before Company	Management	For	For
3.	Authorize the Directors to determine the Auditor's remuneration	Management	For	For
4.	Approve the payment of a final dividend for YE 31 DEC 08 of 7.6% per ordinary share of no par value to shareholders on the register at close on 03 APR 2009	Management	For	For
5.	Re-elect Mr. Roger Withers as a Director, who retires by rotation	Management	For	For
6.	Re-elect Mr. Rafi Ashkenazi as a Director, who retires by rotation	Management	For	For
S.7	Authorize the Directors to allot new ordinary shares of no par value in the Company for cash, limited to aggregate no of 11,933,346 Ordinary Shares for limited time as in Notice	Management	For	For

RANK GROUP PLC, LONDON
Security	G7377H121	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	23-Apr-2009
ISIN	GB00B1L5QH97	Agenda	701868385 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the financial statements and statutory reports	Management	For	For
2.	Approve the remuneration report	Management	For	For
3.	Re-elect Mr. Ian Burke as a Director	Management	For	For
4.	Elect Mr. Paddy Gallagher as a Director	Management	For	For
5.	Elect Mr. Owen O'Donnell as a Director	Management	For	For
6.	Re-elect Mr. Bill Shannon as a Director	Management	For	For
7.	Reappoint PricewaterhouseCoopers LLP as the Auditors of the Company	Management	For	For
8.	Authorize the Audit Committee to fix remuneration of the Auditors	Management	For	For
9.	Grant authorize to issue of equity or equity-linked securities with pre-emptive rights up to aggregate nominal amount of GBP 18,800,000	Management	For	For
10.	Approve to passing of ordinary Resolution 9, grant authority to issue of equity or equity-linked securities without pre-emptive rights up to aggregate nominal amount of GBP 2,700,000	Management	For	For
11.	Authorize 58,500,000 ordinary shares for market purchase	Management	For	For
12.
Authorize the Company and Subsidiaries to make EU Political
donations to Political Organization and/or independent election candidates up to GBP 0.025M, to Political Organization other than political parties up to GBP 0.025M and Incur EU Political
expenditure up to GBP 0.05
		Management	For	For

RESORTS WORLD BHD
Security	Y7368M113	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	16-Jun-2009
ISIN	MYL4715OO008	Agenda	701971017 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the audited financial statements for the FYE 31 DEC 2008 and the Directors' and Auditors' report	Management	For	For
2.
Approve the declaration of a final dividend of 4.0 sen less 25% tax per ordinary share of 10 sen each for the FYE 31 DEC 2008 to be paid on 21 JUL 2009 to members registered in the record of
depositors on 30 JUN 2009
		Management	For	For
3.	Approve the payment of Directors' fees of MYR 741,900 for all the FYE 31 DEC 2008 [2007: MYR 755,900]	Management	For	For
4.	Re-elect Tan Sri Clifford Francis Herbert as a Director of the Company, pursuant to Article 99 of the Articles of Association of the Company	Management	For	For
5.	Re-elect Mr. Quah Chek Tin as a Director of the Company pursuant to Article 99 of the Articles of Association of the Company	Management	For	For
6.	Re-appoint Mr. Tun Mohammed Hanif bin Omar as a Director of the Company, who retires in accordance with Section 129 of the Companies Act, 1965, to hold office until the conclusion of the next AGM	Management	For	For
7.	Re-appoint Tan Sri Alwi Jantan, as a Director of the Company, who retires in accordance with Section 129 of the Companies Act,1965, to hold office until the conclusion of the next AGM	Management	For	For
8.
Re-appoint Tan Sri Wan Sidek bin Hj Wan Abdul Rahman as a
Director of the Company, who retires in accordance with Section
129 of the Companies Act, 1965, to hold office until the conclusion of the next AGM
		Management	For	For
9.	Re-appoint PricewaterhouseCoopers as Auditors of the Company and authorize the Directors to fix the remuneration	Management	For	For
S.1
Approve to change the name of the Company from Resorts World
Bhd to Genting Malaysia Berhad and that all references in the
Memorandum and Articles of Association of the Company to the
name Resorts World Bhd wherever the same may appear shall be deleted and substituted with Genting Malaysia Berhad [proposed change of name] and authorize Tan Sri Lim Kok Thay, the
Chairman and Chief executive of the Company to give effect to the proposed change of name with full power to assent to any condition, modification, variation, and/or amendment [if any] as may be required by the relevant authorities
		Management	For	For
10.
Authorize the Directors of the Company, subject always to the
Companies Act, 1965, the Articles of Association of the Company
and the relevant governmental and/or regulatory authorities, where such approval is required, pursuant to Section 132D of the
Companies Act, 1965 to issue and allot shares in the Company, at any time and upon such terms and conditions and for such
purposes as the Directors may, in their absolute discretion deem fit provided that the aggregate number of shares issued pursuant to this resolution does not exceed 10% of the issued and paid-up share capital of the Company for the time being, and this authority under this resolution shall continue in for until the conclusion of the next AGM of the Company, and that a) authorize the Directors of the Company, to take all such actions that may be necessary and/or desirable to give effect to this resolution and in connection therewith to enter into and execute on behalf of the Company any instrument, agreement and/or arrangement with any person, and in all cases with full power to assent to any condition, modification, variation and/or amend [if any] in connection therewith; and to obtain the listing of and quotation for the additional shares so issued on Bursa Malaysia Securities Berhad

11.
Approve, subject to the passing of Ordinary Resolution 12, and subject to compliance with all applicable laws, the Company's
Articles of Association, and the regulations and guidelines applied from time to time by Bursa Malaysia Securities Berhad [Bursa
Securities] and/or any other relevant regulatory authority: a)
authorize the Company to utilize up to the aggregate of the total retained earnings and share premium accounts of the Company
based on its latest audited financial statements available up to the date of the transaction, to purchase, from time to time during the validity of the approval and authority under this resolution, such number of ordinary shares of 10 sen each in the Company [as
may be determine by the Directors of the Company] on Bursa
Securities upon such terms and conditions as the Directors may deem fit and expedient in the interests of the Company, provided that the aggregate number of shares to be purchased and/or held by the Company pursuant to this resolution does not exceed 10%
of the total issued and paid-up ordinary share capital of the
Company at the time of purchase and provided further that in the event that the Company ceases to hold all or any part of such shares as a result of [among others] cancellations, resales and/or distributions of any of these shares so purchased, the Company shall be entitled to further purchase and/or hold such additional number of shares as shall [in aggregate with the shares then still held by the Company] not exceed 10% of the total issued and
paid-up ordinary share capital of the Company at the time of purchase, based on the audited financial statements of the
Company for the FYE 31 DEC 2008, the Company's retained
earnings and share premium accounts were approximately MYR
7,384.1 million and MYR 1,100.2 million respectively; [Authority expires at the earlier of the conclusion of the next AGM of the
Company; or the expiry of the period within which the next AGM is required by law to be held]; authorize the Directors of the
Company, to deal with any shares purchased and any existing
treasury shares [the said shares] in the following manner: i) cancel the said shares; ii) retain the said shares as treasury shares; or in any other manner as may be prescribed by all applicable laws and/or regulations and guidelines applied from time to time by
Bursa Securities and/or any other relevant authority for the time being in force and that the authority to deal with the said shares shall continue to be valid until all the said shares have been dealt with by the Directors of the Company; and to take all such actions that may be necessary and/or desirable to give effect to this resolution and in connection therewith to enter into and execute on behalf of the Company any instrument, agreement and/or
arrangement with any person, and in all cases with full power to assent to any condition, modification, variation and/or amend [if any] as may be imposed by any relevant regulatory authority or
Bursa Securities and/or to do all such acts and things as the
Directors may deem fit and expedient in the best interest of the
Company

12.
Authorize the Directors of the Company, subject to the passing of
Ordinary Resolution 11 and the Securities Commission [SC],
approve the Genting Berhad [Genting] and the persons acting in concert with Genting [PAC] to be exempted from the obligation to undertake a mandatory take-over offer on the remaining voting shares in the Company not already owned by them under Part II of the Malaysian Code on Take-Overs and Mergers, 1998 [Code],
which may arise upon the future purchase by the Company of its own shares pursuant to Ordinary Resolution 11, in conjunction with the application submitted by Genting and the PACs to the SC under Practice Note 2.9.10 of the Code, to take all such actions that may be necessary and/or desirable to give effect to this resolution and in connection therewith to enter into and execute on behalf of the Company any instrument, agreement and/or
arrangement with any person, and in all cases with full power to assent to any condition, modification, variation and/or amend [if any] as may be imposed by any relevant regulatory authority
and/or to do all such acts and things as the Directors may deem fit and expedient in the best interest of the Company
		Management	For	For
13.
Approve the Company and/or its subsidiaries, to enter into any of the transactions falling within the types of recurrent related party transactions of a revenue or trading nature with the related parties as set out in Section 2.3 under Part C of the document to
shareholders dated 25 MAY 2009, provided that such transactions are undertaken in the ordinary course of business, on arm's length basis and on commercial terms which are not more favourable to the related party than those generally available to/from the public and are not, in the Company's opinion, detrimental to the minority shareholders and that the breakdown of the aggregate value of the recurrent related party transactions conducted/to be
conducted during the FY, including the types of recurrent
transactions made and the names of the related parties, will be disclosed in the annual report of the Company; [Authority expires at the earlier of the conclusion of the next AGM of the Company following this AGM at which such Proposed Shareholders'
Mandate is passed, at which time it will lapse, unless by a
resolution passed at the meeting, the authority is renewed; the expiration of the period within which the next AGM of the
Company after that date is required to be held pursuant to Section
143[1] of the Companies Act, 1965 [but shall not extend to such extension as may be allowed pursuant to Section 143[2] of the
Companies Act, 1965]
		Management	For	For
	Transact any other business	Non-Voting

SANKYO CO.,LTD.
Security	J67844100	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	JP3326410002	Agenda	702005352 - Management
Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Profits	Management	For	For
2	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the other Updated Laws and Regulations	Management	For	For

SKY CITY ENTERTAINMENT GROUP LTD
Security	Q8513Z115	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	31-Oct-2008
ISIN	NZSKCE0001S2	Agenda	701730005 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Re-elect Sir. Dryden Spring as a Director, who retires from office at the meeting	Management	For	For
2.	Elect Mr. Peter Cullinane as a Director, who retires from office at the meeting	Management	For	For
3.	Elect Ms. Jane Freeman as a Director, who retires from office at the meeting	Management	For	For
4.
Approve the issue by Directors to Mr. Nigel Morrison, Chief
Executive Officer of the Company, on or before 30 OCT 2011, of in aggregate up to 2,000,000 share rights under the long term incentive plan, on the terms and conditions as specified
		Management	For	For
5.
Authorize the increase in the total Directors' fees from NZD
750,000 plus GST for each FY, to NZD 950,000 plus GST for
each FY, being an increase of NZD 200,000 plus GST, and that such increase take effect from 01 JUL 2008
		Management	For	For
6.	Authorize the Directors to fix the fees and expenses of the Auditor of the Company	Management	For	For

SNAI SPA, PORCARI
Security	T85781101	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	30-Apr-2009
ISIN	IT0000074903	Agenda	701883464 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE A SE-COND CALL ON 14
MAY 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
WILL REMAIN V-ALID FOR ALL CALLS UNLESS THE AGENDA
IS AMENDED. PLEASE BE ALSO ADVISED THAT Y-OUR
SHARES WILL BE BLOCKED UNTIL THE QUORUM IS MET OR
THE MEETING IS CANCELLED-. THANK YOU.
Non-Voting
1.	Approve the balance sheet as of 31 DEC 2008, the Directors report on the Management and the Board of Auditors report, related and consequential resolutions
2.	Approve the coverage of losses through use of reserves, related resolutions
3.	Amend the emoluments for the office of Auditing for the year 2008 EX Article 159 Law Decree 24 FEB 1998 N. 58, related resolutions

SPORTINGBET PLC, LONDON
Security	G8367L106	Meeting Type
Ticker Symbol	Meeting Date
ISIN	GB0009516252	Agenda
Item	Proposal
1.	Receive and adopt the accounts, the Directors' report, and the Auditor's report on the accounts for the YE 31 JUL 2008
2.	Receive and approve the Directors' remuneration report as specified for the YE 31 JUL 2008
3.
Re-appoint Grant Thornton [UK] LLP as the Auditors to the
Company to hold office from the conclusion of the meeting until the conclusion of the next General Meeting at which accounts are laid before the Company

4.	Authorize the Directors to set the Auditor's remuneration
5.	Re-appoint Mr. Peter Dicks as a Director of the Company
6.	Re-appoint Mr. James Wilkinson as a Director of the Company
7.	Re-elect Mr. Andrew Mclver as a Director of the Company
8.
Authorize the Directors, in substitution for all previous authorities and pursuant to and in accordance with Section 80 of the
Companies Act 1985, to allot relevant securities [within the meaning of that Section], up to an aggregate nominal amount of
GBP 158,316; [Authority expires the earlier of the conclusion of
AGM of the Company next or on 31 DEC 2009]; and the Directors may allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such
expiry

S.9
Authorize the Directors, pursuant to and in accordance with
Section 95 of the Companies Act 1985, subject to the passing of
Resolution 8, to allot equity securities for cash pursuant to the general authority conferred upon the Directors in Resolution 8, disapplying the statutory pre-emption rights Sub-Section[1] of
[Section 89] of the Companies Act 1985, provided that this power is limited to the allotment of equity securities: in connection with or pursuant to an offer of equity securities open for acceptance for a period fixed by the Directors to holders on the register on a record date fixed by the Directors of ordinary shares in the capital of the
Company in proportion to their respective holdings [for which purpose holdings in certificated and uncertificated form may be treated as separate holdings] but subject to such exclusions or other arrangements as the Directors may consider necessary or expedient to deal with fractional entitlements or legal or practical problems under the laws of or the requirements of any recognized regulatory body or any stock exchange in any territory ; and
[otherwise than pursuant to this resolution] up to an aggregate nominal amount of GBP 23,747; [Authority expires the earlier of the conclusion of the next AGM of the Company or on 31 DEC
2009]; and, the Directors to allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry, the nominal amount of any securities shall be taken to be, in the case of rights to subscribe for or convert any securities into shares of the Company, the nominal amount of any such shares which may be allotted pursuant to such rights, and words and expressions specified in or for the purpose of Part IV of the Companies Act 1985 shall bear the same meaning herein

10.
Authorize the Company and any wholly owned subsidiary of the
Company to: make political donations to political parties and/or independent election candidates not exceeding GBP 100,000 in total; make political donations to political organizations other than political parties not exceeding GBP 100,000 in total; and incur political expenditure not exceeding GBP 100,000 in total;
[Authority expires during the period beginning on the date of passing this resolution and ending on the earlier of the conclusion of the next AGM of the Company or on 31 DEC 2009]
	Management	Abstain	Against
S.11
Authorize the Company, pursuant to Section 166 of the
Companies Act 1985 and Article 7[c] of the Company's Articles of
Association, to make market purchases [Section 163[3] of the
Companies Act 1985] of ordinary shares of 0.1p each in the
capital of the Company [ordinary shares], at a maximum number of ordinary shares authorized to purchase is 47,494,863
[representing approximately 10% of the Company's issued
ordinary share capital at the date of this notice of meeting], the minimum price of 0.1p each, the maximum price, exclusive of any expenses, which may be paid for each ordinary share is an
amount equal to 105% of the average of the middle market
quotations for an ordinary share of the Company for the 5
business days immediately preceding the day of purchase;
[Authority expires at the close of the next AGM of the Company or on 31 DEC 2009 whichever is earlier]; the Company, before the expiry, may make a contract to purchase ordinary shares which will or may be executed wholly or partly after such expiry
	Management	Abstain	Against
S.12
Adopt the regulations contained in the printed document produced to the meeting and signed, for the purpose of identification, by the
Chairman of the meeting as the Articles of Association of the
Company in substitution for the existing Articles of Association of the Company
	Management	For	For

SUN INTERNATIONAL LTD
Security	S8250P120	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Nov-2008
ISIN	ZAE000097580	Agenda	701760402 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the annual financial statements for the YE 30 JUN 2008	Management	For	For
2.1	Re-elect Mr. R. P. Becker as a Director, who retires in accordance with Company's Articles of Association	Management	For	For
2.2	Re-elect Mr. P. L. Campher as a Director, who retires in accordance with Company's Articles of Association	Management	For	For
2.3	Re-elect Mr. M. P. Egan as a Director, who retires in accordance with Company's Articles of Association	Management	For	For
2.4	Re-elect Mr. I. N. Matthews as a Director, who retires in accordance with Company's Articles of Association	Management	For	For
3.	Approve the fees payable to the Non-Executive Directors for their services as Directors or as Members of the Committees in respect of the FYE 30 JUN 2009	Management	Abstain	Against
4.
Re-appoint PricewaterhouseCoopers Inc as the Independent
registered Auditor of the Company until the conclusion of the next
AGM in accordance with the Audit Committee's nomination, it
being noted that Mr. DB von Hoesslin is the individual registered
Auditor and Member of the aforegoing firm who undertakes the audit
		Management	For	For
5.
Approve and adopt the Sun International Limited Restricted Share
Plan 2008, in accordance with the salient features appearing on the annexure to this notice of AGM, the details of which are incorporated in separate plan rules which have been initialed by the Chairman of the AGM for the purpose of identification and have been approved by the JSE Limited
		Management	Against	Against
6.
Amend the Sun International Limited Conditional Share Plan 2005
in accordance with the first addendum to the Sun International
Limited Conditional Share Plan 2005 the contents of which appear in the annexure to this notice of AGM and which has been
approved by the JSE Limited; the Sun International Limited
Deferred Bonus Plan 2005 in accordance with the first addendum to the Sun International Limited Deferred Bonus Plan 2005 the
contents of which appear in the annexure to this notice of AGM and which has been approved by the JSE Limited; the Sun
International Limited Equity Growth Plan 2005 in accordance with the first addendum to the Sun International Limited Equity Growth
Plan 2005, the contents of which appear in the annexure to this notice of AGM and which has been approved by the JSE Limited

7.
Authorize the Directors of the Company to do all such things as may be necessary for and incidental to the implementation of ordinary Resolutions Numbers 5 and 6 including, but not limited to, the signature of the new plan rules and the Addenda to the various share plans as well as all related or ancillary documents

8.
Approve, subject to the passing of ordinary Resolution Number 5, the ordinary resolution passed on 29 NOV 2005, to place
10,780,000 ordinary share with a par value of 8 cents each in the authorized but unissued share capital of the Company under the control of the Directors as a specific authority in terms of Section
221(2) of the Companies Act 1973 [the Act] with the power to allot and issue these shares in accordance with and for the purposes of the Sun International Limited Equity Growth Plan 2005, the Sun
International Limited Conditional Share Plan 2005 and the Sun
International Limited Deferred Bonus Plan 2005 and amend to
extend the specific authority in terms of Section 221(2) of the Act granted to the Directors in that ordinary resolution to include the power to allot and issue 10,780,000 ordinary shares not merely in accordance with and for the purposes of the Sun International
Limited Equity Growth Plan 2005, the Sun International Limited
Conditional Share Plan 2005 and the Sun International Limited
Deferred Bonus Plan 2005, but also in accordance with and for purposes of the new Sun International Limited Restricted Share
Plan 2008, subject to the provisions of the Act and the JSE
Limited Listings Requirements

S.9
Authorize the Directors to approve and implement the acquisition by the Company [or by a subsidiary of the Company up to a
maximum of 10% of the number of issued ordinary shares of the
Company], in terms of the Companies Act 1973, and the rules and requirements of the JSE Limited [JSE] which provide, inter alia, that the Company may only make a general repurchase of its
ordinary shares subject to the repurchase being implemented
through the order book operated by the JSE trading system,
without prior under standing or arrangement between the
Company and the counterparty; the Company being authorized
thereto by its Articles of Association; repurchases not being made at a price greater than 10% above the weighted average of the market value of the ordinary shares for the 5 business days
immediately preceding the date on which the transaction was
effected; an announcement being published as soon as the
company has repurchased ordinary shares constituting, on a
cumulative basis, 3% of the initial number of ordinary shares, and for each 3% in aggregate of the initial number of ordinary shares repurchased thereafter, containing full details of such
repurchases; repurchases not exceeding 20% in aggregate of the
Company's issued ordinary share capital in any 1 FY the
Company's sponsor confirming the adequacy of the Company's
working capital for purposes of undertaking the repurchase of ordinary shares in writing to the JSE upon entering the market to proceed with the repurchase; the Company remaining in
compliance with Paragraphs 3.37 to 3.41 of the JSE Listings
Requirements concerning shareholder spread after such
repurchase; the Company and/or its subsidiaries not repurchasing securities during a prohibited period as defined in paragraph 3.67 of the JSE Listings Requirements, unless it has in place a
repurchase program where the dates and quantities of securities to be traded during the relevant period are fixed and full details of the program have been disclosed in an announcement published on SENS prior to the commencement of the prohibited period; and
the Company only appointing 1 agent to effect any repurchases on its behalf [Authority expires the earlier of the conclusion of the
Company's next AGM or 15 months]
		Management	Against	Against

TABCORP HLDGS LTD
Security	Q8815D101	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	23-Oct-2008
ISIN	AU000000TAH8	Agenda	701712285 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	To receive and consider the financial statements and the reports of the Direct-ors and the Auditor in respect of the YE 30 JUN 2008	Non-Voting
2.A	Re-elect Ms. Paula Dwyer as a Director of the Company, retires in accordance with the constitution of the Company	Management	Abstain	Against
2.B	Elect Mr. John O'Neill as a Director of the Company, retires in accordance with the constitution of the Company	Management	Abstain	Against
2.C	Elect Mrs. Jane Hemstritch as a Director of the Company, retires in accordance with the constitution of the Company	Management	Abstain	Against
2.D	Elect Mr. Brett Paton as a Director of the Company, retires in accordance with the constitution of the Company	Management	Abstain	Against
3.	Adopt the remuneration report [which forms part of the Directors' report] in respect of the YE 30 JUN 2008	Management	Abstain	Against
4.
Approve to grant the number of Performance Rights determined based on the formula 1,500,000 divided by the Fair Market Value of a performance right to the Managing Director and Chief
Executive Officer of the Company, Mr. Elmer Funke Kupper,
under the Tabcorp Long Term Performance Plan as specified
		Management	Abstain	Against

TANJONG PLC
Security	G8668W116	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	17-Jul-2008
ISIN	GB0008722323	Agenda	701647971 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the annual report and the audited financial statements of the Company and of the Group for the YE 31 JAN 2008 and the reports of the Directors and the Auditors thereon	Management	For	For
2.	Approve the Directors' remuneration report for the YE 31 JAN 2008 as set out on pages 51 to 54 of the annual report	Management	For	For
3.	Declare a final dividend of 34 sen gross per share less Malaysian income tax at 25% in respect of the YE 31 JAN 2008	Management	For	For
4.
Re-elect Mr. Dato' Robert Cheim Dau Meng as a Director of the
Company, pursuant to Article 74 of the Articles of Association, who retires by rotation in accordance with Articles 76 and 77 of the Company's Articles of Association
		Management	For	For
5.
Re-elect Mr. Dato' Larry Gan Nyap Liou @ Gan Nyap Liow as a
Director of the Company, pursuant to Article 74 of the Articles of
Association, who retires by rotation in accordance with Articles 76 and 77 of the Company's Articles of Association
		Management	For	For
6.	Re-appoint PricewaterhouseCoopers LLP as the Auditors of the Company and authorize the Directors to set their remuneration	Management	For	For
7.
Authorize the Directors, to allot relevant securities [Section 80 of the Companies Act 1985 of Great Britain] up to an aggregate
nominal amount of GBP 3,024,420.90; [Authority expires at the conclusion of the next AGM of the Company]; and the Directors may allot relevant securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such
expiry
		Management	For	For
S.8
Authorize the Directors, subject to the passing of Resolution 7, pursuant to Section 95 of the Companies Act 1985 of Great
Britain, to allot equity securities [Section 94 of the said Act] for cash pursuant to the authority conferred by Resolution 7 and/or where such allotment constitutes an allotment of equity securities by virtue of Section 94(3A) of the said Act, disapplying the statutory pre-emption rights [Section 89(1) of the Act], provided that this power is limited to the allotment of equity securities: i) in connection with a rights issue, open offer or any other pre-emptive offer or a scrip dividend alternative in favor of ordinary
shareholders [excluding any shareholder holding shares as
treasury shares; and ii) up to an aggregate nominal amount of
GBP 3,024,420.90; [Authority expires at the Company's next
AGM]; and the Directors may allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
		Management	For	For
S.9
Adopt the Articles of Association produced to the meeting and initialed by the Chairman of the meeting for the purpose of
identification, as the Articles of Association of the Company in
substitution for, and to the exclusion of, the existing Articles of
Association
		Management	For	For

TATTS GROUP LTD
Security	Q8852J102	Meeting Type
Ticker Symbol		Meeting Date
ISIN	AU000000TTS5	Agenda
Item	Proposal
1.	Chairman and the Chief Executive presentations
2.
Receive and consider the financial report for the Company and its controlled e-ntities for the period ended 30 JUN 2008 together with the Directors' report a-nd the Auditor's Report as specified in the annual report

3.a	Re-elect Mr. Julien Playoust as a Director of the Company, who retires in accordance with the Constitution
3.b	Re-elect Mr. Kevin Seymour as a Director of the Company, who retires in accordance with the Constitution
4.	Adopt the remuneration report forming part of the Directors' report for the period ended 30 JUN 2008

UNIBET GROUP PLC
Security	X9415A101	Meeting Type
Ticker Symbol		Meeting Date
ISIN	SE0001835588	Agenda
Item	Proposal

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE-.

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED.
Non-Voting
PLEASE NOTE THAT NOT ALL SUB CUSTODIANS IN SWEDEN ACCEPT ABSTAIN AS A VALID VO-TE OPTION. THANK YOU	Non-Voting
1.	Opening of the meeting	Non-Voting
2.	Election of Mr. Gunnar Johansson as a Chairman of the meeting	Non-Voting
3.	Drawing up and approval of the voting list	Non-Voting
4.	Approval of the agenda	Non-Voting
5.	Election of one or two person(s) to approve the minutes	Non-Voting
6.	Determination that the Meeting has been duly convened	Non-Voting
7.	The Chief Executive Officer's presentation	Non-Voting
8.	Presentation of the terms of the share option schemes	Non-Voting
9.
Receive the report of the Directors and the consolidated financial statements (Annual Report) prepared in accordance with
International Financial Reporting Standards for the YE 31 DEC
2008, together with the report of the Auditors
		Management	For	For
10.
Declare a dividend of GBP 0.23 (equivalent to SEK 2.75 on 10
FEB 2009 exchange rates and payable in SEK) to be paid to
owners of shares/SDR's who are registered as at 13 MAY 2009, as record date at Euroclear Sweden AB (former VPC AB) is 18
MAY 2009 proposed
		Management	For	For
11.	Approve the principles for remuneration as specified for the year ended 31 DEC 2008	Management	For	For
12.	Approve to determine the number of Directors at 6	Management	For	For
13.	Approve to pay a total of GBP 379,250 [the Total Fee] to Directors elected at the AGM as specified	Management	For	For
14.	Re-elect Mr. Kristofer Arwin as a Director of the Company	Management	For	For
15.	Re-elect Mr. Peter Boggs as a Director of the Company	Management	For	For
16.	Re-elect Mr. Daniel Johannesson as a Director of the Company	Management	For	For
17.	Re-elect Mr. Peter Lindell as a Director of the Company	Management	For	For
18.	Re-elect Mr. Staffan Persson as a Director of the Company	Management	For	For
19.	Re-elect Mr. Anders Strom as a Director of the Company	Management	For	For
20.	Appoint Mr. Daniel Johannesson as a Chairman of the Board and Mr. Anders Strom as a Deputy Chairman	Management	For	For
21.	Approve to determine the principles for the appointment of the Members of the Nomination Committee as specified	Management	For	For
22.	Re-appoint PricewaterhouseCoopers as the Auditors of the Company and authorize the Directors to determine their remuneration	Management	For	For
23.	Approve the guidelines for remuneration and other terms of employment for senior Management as specified	Management	For	For
E.24
Authorize the Board of Directors to make purchases of ordianry shares/SDRs of GBP 0.005 in the Company (the purpose of
buyback being to achieve added value for the Company's
shareholders); and (ii) pursuant to Article 106(1) (b) of the
Companies Act (Cap.386 of the Laws of Malta) a company may
acquire any of its own shares otherwise than by subscription, provided inter alia authorization is given by an extraordinary resolution, which resolution will need to determine the terms and conditions of such acquisitions and in particular the maximum number of shares/SDR's to be acquired, the duration of the period for which the authorization is given and the maximum and
minimum consideration, in consideration of the aforementioned it is proposed: that the company, through its Board of Directors, be generally authorized to make purchases of ordinary shares/SDRs of GBP 0.005 each in its capital, subject to the following: (a) the maximum number of shares/SDR's that may be so acquired is
2,794,319; (b) the minimum price that may be paid for the
shares/SDR's is 1 SEK per share/SDR's exclusive of tax; (c) the maximum price that may be so paid be 1,000 SEK per
share/SDR's; and (d) the authority conferred by this resolution shall expire on the date of the 2010 AGM but not so as to
prejudice the completion of a purchase contracted before that date as specified
		Management	For	For
E.25
Authorize the Directors, at the AGM of the Company held on 25
APR 2007 the shareholders of the Company unanimously
resolved that the Directors be authorized and empowered in
accordance with Articles 85(2) and 88(7) of the Companies Act, for a period of 5 years from the date of the meeting, to issue and allot up to a maximum of 800,000 shares in the Company of a
nominal value of GBP 0.005 each solely for the purpose of issuing shares to holders and future holders of options under the Unibet
Group plc Executive Share Option Scheme, without first offering the said shares to existing Shareholders (the''2007 Authority''; (ii)
at a Board of Directors meeting held on 5 MAR 2009, the
Directors resolved to obtain authority to issue a maximum of
1,000,000 shares in the Company of a nominal value of GBP
0.005 each solely for the purpose of issuing shares to holders and future holders of options under the Unibet Group plc Executive
Share Option Scheme, without first offering the said shares to existing Shareholders and that if granted, the aforesaid authority would replace the 2007 Authority, in consideration of the
aforementioned it is proposed: that the Directors be and are hereby duly authorized and empowered in accordance with
Articles 85(2) and 88(7) of the Companies Act, with immediate effect, for a period of 5 years from the date of this resolution, to issue and allot up to a maximum of 1,000,000 shares, in the
Company of a nominal value of GBP 0.005 each solely for the
purpose of issuing shares to holders and future holders of options under the Unibet Group plc Executive Share Option Scheme,
		Management	For	For

without first offering the said shares to existing Shareholders, this resolution is being taken in terms and for the purposes of the approvals necessary in terms of the Companies Act and the
Articles of Association of the Company and shall, from the date of this resolution, replace the authorization granted by the
shareholders pursuant to Articles 85(2) and 88(7) of the
Companies Act on 25 April 2007

26.	Closing of the meeting.	Non-Voting

PLEASE NOTE THAT HOLDERS OF SWEDISH DEPOSITORY
RECEIPTS (SDR) OF UNIBET GROUP-PLS WHO WISH TO
VOTE AND/OR ATTEND THE MEETING MUST GIVE NOTICE
OF THIS BY COM-PLETING THE ENROLMENT FORM
AVAILABLE ON THE ISSUERS WEBSITE:
WWW.UNIBETGROUPPL-C.COM/AGM , NOTIFICATION TO
HOLDERS OF SWEDISH DEPOSITORY RECEIPTS IN UNIBET
G-ROUP PLC, NO LATER THAN 5PM CET ON FRIDAY 8TH OF
MAY, 2009
Non-Voting

PLEASE NOTE THAT SDR HOLDERS WHO WILL NOT ATTEND
THE MEETING IN PERSON MUST SE-ND THEIR ORIGINAL
SIGNED PROXY FORMS BY POST OR COURIER SO AS TO
ARRIVE AT UNI-BET GROUP PLC, WIMBLEDON BRIDGE
HOUSE, 1 HARTFIELD ROAD, LONDON SW19 3RU, UNIT-ED
KINGDOM NO LATER THAN 5PM CET ON WEDNESDAY THE
6TH OF MAY. PROXY FORMS ARE-AVAILABLE ON
WWW.UNIBETGROUPPLC.COM
Non-Voting

PLEASE NOTE THAT THIS IS A REVISION DUE TO INCLUSION
OF COMMENT. IF YOU HAVE A-LREADY SENT IN YOUR
VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YOU DEC-IDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting

WILLIAM HILL PLC
Security	G9645P117	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	23-Mar-2009
ISIN	GB0031698896	Agenda	701831516 - Management
Item	Proposal	Type	Vote	For/Against Management
S.1
Authorize the Directors for the purposes of Section 80 of the
Companies Act 1985 [the Act], in addition to any existing authority to allot relevant securities to the extent unused, to exercise all the powers of the Company to allot relevant securities in connection with the rights issue [as defined in the prospectus of the Company dated 27 FEB 2009 as specified] [within the meaning of that
Section] up to an aggregate nominal amount of GBP
34,790,711.70, representing approximately 50% of the existing issued share capital of the Company; [Authority expire on 26 FEB
2010]; [save that the Company may before such expiry make any offer or agreement which would or might require relevant
securities to be allotted after such expiry and the Directors may allot relevant securities pursuant to any such offer or agreement as if the authority conferred had not expired]; and pursuant to
Section 95 of the Act, in addition to all existing powers pursuant to that Section of the Act to the extent unused, to allot equity securities [as defined in Section 94[2] of the Act] of the Company for cash pursuant to the authority conferred by part [a] of this resolution for cash as if Section 89[1] of Act did not apply to any such allotment provided that this power shall be limited to the allotment of up to 347,907,117 ordinary shares of 10 pence each in connection with the rights issue [Authority expire on 26 FEB
2010],save that the Company may before such expiry make an
offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of such an offer or agreement as if the power conferred had not expired
		Management	For	For

WILLIAM HILL PLC
Security	G9645P117	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	12-May-2009
ISIN	GB0031698896	Agenda	701892855 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the Directors' report and accounts for the 52 weeks ended 30 DEC 2008	Management	For	For
2.	Approve the Directors' Remuneration Report	Management	For	For
3.	Re-elect Mr. David Edmonds as a Director, who offer themselves for re-election under the Company's Articles of Assocation	Management	For	For
4.	Re-elect Mr. Simon Lane as a Director, who offer themselves for re-election under the Company's Articles of Assocation	Management	For	For
5.	Elect Mr. Ashley Highfield as a Director appointed to the Board since the last AGM	Management	For	For
6.	Re-appoint Deloitte LLP as the Auditors of the Company unitl the conclusion of the next AGM of the Company at which accounts are laid
7.	Authorize the Directors to determine the remuneration of the Auditors of the Company
8.
Authorize the Directors, pursuant to Section 80 of the Companies
Act 1985, to allot relevant securities [within the meaning of Section
80] up to an aggregate nominal amount of GBP 23,195,162;
[Authority expires at the conclusion of the AGM of the Company after the date on which this resolution is passed]; and the
Directors may allot relevant securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry

9.
Authorize the Company and all the Companies that are the
Company's subsidiaries at any time during the period for which this resolution has effect to make donations to EU political organizations not exceeding EUR GBP 50,000 in total and to incur
EU political expenditure not exceeding GBP 50,000 in total during the period beginning with the date of the 2009 AGM and ending at the conclusion of the day on which the 2010 AGM is held, for the purposes of this Resolution, donations, EU political organizations and EU political expenditure have the meanings given to them in
Sections 363 to 365 of the Companies Act 2006

s.10
Authorize the Directors, subject to the passing of Resolution
Number 8 and pursuant to Section 95 of the Companies Act 1985
[the Act] , to allot equity securities [within the meaning of Section
94[2] to Section 94[3A] of the Act] for cash pursuant to the authority conferred by Resolution Number 8, disapplying the
statutory pre-emption rights [Section 89[1]], provided that this power is limited to the allotment of equity securities: a) in connection with a rights issue in favor of ordinary shareholders; b)
up to an aggregate nominal amount of GBP 3,479,274; [Authority expires the earlier of the conclusion of the next AGM of the
Company after the date of which this resolution is passed]; and
the Directors may allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
		Management	For	For
s.11
Authorize the Company, for the purpose of Section 166 of the
Companies Act 1985, to make market purchases [within the
meaning of Section 163[3]of the Companies Act 1985] of up to
69,585,488 ordinary shares of 10 pence each in the capital of the
Company, [representing 10% of the Company's issued ordinary
share capital], at a minimum price of 10 pence and up to 105% of the average middle market quotations for such shares derived from the London Stock Exchange Daily Official List, over the previous 5 business days; [Authority expires the earlier of the conclusion of the next AGM of the Company to be held in 2010];
the Company, before the expiry, may make a contract to purchase ordinary shares which will or may be executed wholly or partly after such expiry
		Management	For	For
s.12
Approve and adopted the new Articles of Association produced to the AGM and initialed by the Chairman of the Meeting for the purpose of identification as the Articles of Association of the
Company in substitution for, and to the exclusion of, the existing
Articles of Association
		Management	For	For
s.13	Approve that a general meeting of the Company, other than an AGM, may be called on not less than 14 clear days' notice	Management	For	For

Market Vectors Gold Miners ETF
Meeting Date Range:		01-Jul-2008 - 30-Jun-2009	Report Date:	8/27/2009

GOLD MINERS FUND

AGNICO-EAGLE MINES LIMITED

	Security:	008474108	Agenda Number:		933039491
	Ticker:	AEM		Meeting Type:	Annual and Special
	ISIN:	CA0084741085		Meeting Date:	4/30/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
	1	LEANNE M. BAKER	Mgmt	For	For
	2	DOUGLAS R. BEAUMONT	Mgmt	For	For
	3	SEAN BOYD	Mgmt	For	For
	4	CLIFFORD DAVIS	Mgmt	For	For
	5	DAVID GAROFALO	Mgmt	For	For
	6	BERNARD KRAFT	Mgmt	For	For
	7	MEL LEIDERMAN	Mgmt	For	For
	8	JAMES D. NASSO	Mgmt	For	For
9	MERFYN ROBERTS	Mgmt	For	For
10	EBERHARD SCHERKUS	Mgmt	For	For
11	HOWARD R. STOCKFORD	Mgmt	For	For
12	PERTTI VOUTILAINEN	Mgmt	For	For
02	Ratify Appointment of Independent Auditors	Mgmt	For	For

03	Adopt Employee Stock Purchase Plan	Mgmt	For	For

04	Amend Stock Option Plan	Mgmt	Against	Against

05	Miscellaneous Corporate Actions	Mgmt	For	For

GOLD MINERS FUND

ANGLOGOLD ASHANTI LIMITED

Security:	035128206	Agenda Number:	933060686
Ticker:	AU	Meeting Type:	Annual
ISIN:	US0351282068	Meeting Date:	5/15/2009

Prop. #	Proposal	Proposed by	Proposal Vote	For/Against Management
O1	Approve Financial Statements, Allocation of Income, and Discharge Directors	Mgmt	For

O2	Ratify Appointment of Independent Auditors	Mgmt	For

O3	Election of Directors (Majority Voting)	Mgmt	For

O4	Allot Securities	Mgmt	For

O5	Stock Issuance	Mgmt	For

O6	Authorize Payment of Directors' Fees	Mgmt	For

O7	Approve Sale of Convertible Notes/Bonds	Mgmt	For

S8	Increase Share Capital	Mgmt	For

S9	Approve Article Amendments	Mgmt	For

GOLD MINERS FUND

AURIZON MINES LTD.

Security:	05155P106	Agenda Number:	933053566
Ticker:	AZK	Meeting Type:	Annual
ISIN:	CA05155P1062	Meeting Date:	5/14/2009

Prop. #	Proposal	Proposed by	Proposal Vote	For/Against Management
01	Fix Number of Directors	Mgmt	For	For

02	Election of Directors
	1	SARGENT H. BERNER	Mgmt	For	For
	2	LOUIS DIONNE	Mgmt	For	For
	3	DAVID P. HALL	Mgmt	For	For
03	Ratify Appointment of Independent Auditors		Mgmt	For	For

04	Transact Other Business		Mgmt	For	For

GOLD MINERS FUND

BARRICK GOLD CORPORATION

Security:	067901108	Agenda Number:	933017801
Ticker:	ABX	Meeting Type:	Annual
ISIN:	CA0679011084	Meeting Date:	4/29/2009

Prop. #	Proposal	Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
1	H.L. BECK	Mgmt	For	For
2	C.W.D. BIRCHALL	Mgmt	For	For
3	D.J. CARTY	Mgmt	For	For
4	G. CISNEROS	Mgmt	For	For
5	M.A. COHEN	Mgmt	For	For
6	P.A. CROSSGROVE	Mgmt	For	For
7	R.M. FRANKLIN	Mgmt	For	For
8	P.C. GODSOE	Mgmt	For	For
9	J.B. HARVEY	Mgmt	For	For
10	B. MULRONEY	Mgmt	For	For
11	A. MUNK	Mgmt	For	For
12	P. MUNK	Mgmt	For	For
13	A.W. REGENT	Mgmt	For	For
14	S.J. SHAPIRO	Mgmt	For	For
15	G.C. WILKINS	Mgmt	For	For

02	Ratify Appointment of Independent Auditors		Mgmt	For	For

03	Miscellaneous Shareholder Proposal		Shr	Against	For

GOLD MINERS FUND

COEUR D'ALENE MINES CORPORATION

	Security:	192108108	Agenda Number:		933030013
	Ticker:	CDE		Meeting Type:	Annual
	ISIN:	US1921081089		Meeting Date:	5/12/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
1	Election of Directors
	1	L. MICHAEL BOGERT	Mgmt	For	For
	2	JAMES J. CURRAN	Mgmt	For	For
	3	SEBASTIAN EDWARDS	Mgmt	For	For
	4	ANDREW LUNDQUIST	Mgmt	For	For
	5	ROBERT E. MELLOR	Mgmt	For	For
	6	JOHN H. ROBINSON	Mgmt	For	For
	7	J. KENNETH THOMPSON	Mgmt	For	For
	8	TIMOTHY R. WINTERER	Mgmt	For	For
	9	DENNIS E. WHEELER	Mgmt	For	For
2	Approve Par Value Change		Mgmt	For	For

3	Approve Reverse Stock Split		Mgmt	For	For

4	Authorize Stock Decrease		Mgmt	For	For

5	Ratify Appointment of Independent Auditors		Mgmt	For	For

GOLD MINERS FUND

COMPANIA DE MINAS BUENAVENTURA S.A.A.

	Security:	204448104	Agenda Number:		932958056
	Ticker:	BVN		Meeting Type:	Special
	ISIN:	US2044481040		Meeting Date:	10/6/2008

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Miscellaneous Corporate Actions		Mgmt	For

GOLD MINERS FUND

COMPANIA DE MINAS BUENAVENTURA S.A.A.

	Security:	204448104	Agenda Number:		933008876
	Ticker:	BVN		Meeting Type:	Annual
	ISIN:	US2044481040		Meeting Date:	3/27/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Receive Directors' Report		Mgmt	For

02	Receive Directors' Report		Mgmt	For

03	Ratify Appointment of Independent Auditors		Mgmt	For

04	Dividends		Mgmt	For

GOLD MINERS FUND

ELDORADO GOLD CORPORATION

	Security:	284902103	Agenda Number:		933054847
	Ticker:	EGO		Meeting Type:	Annual and Special
	ISIN:	CA2849021035		Meeting Date:	5/7/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
	1	JOHN S. AUSTON	Mgmt	For	For
	2	K. ROSS CORY	Mgmt	For	For
	3	ROBERT R. GILMORE	Mgmt	For	For
	4	GEOFFREY A. HANDLEY	Mgmt	For	For
	5	WAYNE D. LENTON	Mgmt	For	For
	6	HUGH C. MORRIS	Mgmt	For	For
	7	JONATHAN RUBENSTEIN	Mgmt	For	For
	8	DONALD M. SHUMKA	Mgmt	For	For
	9	PAUL N. WRIGHT	Mgmt	For	For
02	Ratify Appointment of Independent Auditors		Mgmt	For	For

03	Approve Remuneration of Directors and Auditors		Mgmt	For	For

04	Amend Incentive Stock Option Plan		Mgmt	For	For

05	Miscellaneous Corporate Actions		Mgmt	For	For

06	Approve Article Amendments		Mgmt	For	For

GOLD MINERS FUND

GAMMON GOLD INC.

	Security:	36467T106	Agenda Number:		933068909
	Ticker:	GRS		Meeting Type:	Annual and Special
	ISIN:	CA36467T1066		Meeting Date:	5/15/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors (Full Slate)		Mgmt	For	For

02	Ratify Appointment of Independent Auditors		Mgmt	For	For

03	Miscellaneous Corporate Actions		Mgmt	For	For

04	Miscellaneous Corporate Actions		Mgmt	For	For

GOLD MINERS FUND

GOLD FIELDS LIMITED

Security:	38059T106	Agenda Number:	932966267
Ticker:	GFI	Meeting Type:	Annual
ISIN:	US38059T1060	Meeting Date:	11/12/2008

Prop. #	Proposal	Proposed by	Proposal Vote	For/Against Management
O1	Election of Directors (Majority Voting)	Mgmt	For

O2	Election of Directors (Majority Voting)	Mgmt	For

O3	Election of Directors (Majority Voting)	Mgmt	For

O4	Election of Directors (Majority Voting)	Mgmt	For

O5	Election of Directors (Majority Voting)	Mgmt	For

O6	Approve Private Placement	Mgmt	For

O7	Approve Private Placement	Mgmt	For

O8	Allot Relevant Securities	Mgmt	For

O9	Miscellaneous Compensation Plans	Mgmt	For

O10	Authorize Payment of Directors' Fees	Mgmt	For

S1	Authorize Directors to Repurchase Shares	Mgmt	For

GOLD MINERS FUND

GOLDCORP INC.

Security:	380956409	Agenda Number:	933043604
Ticker:	GG	Meeting Type:	Annual
ISIN:	CA3809564097	Meeting Date:	5/22/2009

Prop. #	Proposal	Proposed by	Proposal Vote	For/Against Management
A	Election of Directors
1	IAN W. TELFER	Mgmt	For	For
2	DOUGLAS M. HOLTBY	Mgmt	For	For
3	CHARLES A. JEANNES	Mgmt	For	For
4	JOHN P. BELL	Mgmt	For	For
5	LAWRENCE I. BELL	Mgmt	For	For
6	BEVERLEY A. BRISCOE	Mgmt	For	For
7	PETER J. DEY	Mgmt	For	For
8	P. RANDY REIFEL	Mgmt	For	For
9	A. DAN ROVIG	Mgmt	For	For
10	KENNETH F. WILLIAMSON	Mgmt	For	For
B	Ratify Appointment of Independent Auditors		Mgmt	For	For

GOLD MINERS FUND

GOLDEN STAR RESOURCES LTD.

	Security:	38119T104	Agenda Number:		933036483
	Ticker:	GSS		Meeting Type:	Annual
	ISIN:	CA38119T1049		Meeting Date:	5/7/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
	1	JAMES E. ASKEW	Mgmt	For	For
	2	DAVID K. FAGIN	Mgmt	For	For
	3	LARS-ERIC JOHANSSON	Mgmt	For	For
	4	IAN MACGREGOR	Mgmt	For	For
	5	THOMAS G. MAIR	Mgmt	For	For
	6	MICHAEL P. MARTINEAU	Mgmt	For	For
	7	MICHAEL A. TERRELL	Mgmt	For	For
02	Ratify Appointment of Independent Auditors		Mgmt	For	For

GOLD MINERS FUND

GREAT BASIN GOLD LTD.

	Security:	390124105	Agenda Number:		932915272
	Ticker:	GBN		Meeting Type:	Annual and Special
	ISIN:	CA3901241057		Meeting Date:	7/14/2008

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
	1	PATRICK R. COOKE	Mgmt	For	For
	2	T. BARRY COUGHLAN	Mgmt	For	For
	3	FERDINAND DIPPENAAR	Mgmt	For	For
	4	DAVID M.S. ELLIOTT	Mgmt	For	For
	5	H. WAYNE KIRK	Mgmt	For	For
	6	SIPHO A. NKOSI	Mgmt	For	For
	7	WALTER SEGSWORTH	Mgmt	For	For
	8	RONALD W. THIESSEN	Mgmt	For	For

02	Ratify Appointment of Independent Auditors		Mgmt	For	For

03	Adopt Stock Option Plan		Mgmt	For	For

GOLD MINERS FUND

GREAT BASIN GOLD LTD.

	Security:	390124105	Agenda Number:		933103741
	Ticker:	GBG		Meeting Type:	Annual
	ISIN:	CA3901241057		Meeting Date:	6/22/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
	1	PATRICK R. COOKE	Mgmt	For	For
	2	T. BARRY COUGHLAN	Mgmt	For	For
	3	FERDINAND DIPPENAAR	Mgmt	For	For
	4	DAVID M.S. ELLIOTT	Mgmt	For	For
	5	WAYNE KIRK	Mgmt	For	For
	6	SIPHO A. NKOSI	Mgmt	For	For
	7	WALTER T. SEGSWORTH	Mgmt	For	For
	8	RONALD W. THIESSEN	Mgmt	For	For
02	Ratify Appointment of Independent Auditors		Mgmt	For	For

GOLD MINERS FUND

HARMONY GOLD MINING COMPANY LIMITED

	Security:	413216300	Agenda Number:		932970088
	Ticker:	HMY		Meeting Type:	Annual
	ISIN:	US4132163001		Meeting Date:	11/24/2008

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
O1	Approve Financial Statements, Allocation of Income, and Discharge Directors		Mgmt	For
For

O2	Election of Directors (Majority Voting)		Mgmt	For
For

O3	Election of Directors (Majority Voting)		Mgmt	For
For

O4	Election of Directors (Majority Voting)		Mgmt	For
For

O5	Election of Directors (Majority Voting)		Mgmt	For
For

O6	Ratify Appointment of Independent Auditors		Mgmt	For
For

O7	Director Fees		Mgmt	For
For

O8	Approve Private Placement		Mgmt	For
For

O9	Allot Relevant Securities		Mgmt	For
For

GOLD MINERS FUND

HECLA MINING COMPANY

	Security:	422704106	Agenda Number:		933053819
	Ticker:	HL		Meeting Type:	Annual
	ISIN:	US4227041062		Meeting Date:	5/29/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
	1	JOHN H. BOWLES	Mgmt	For	For
	2	G.R. NETHERCUTT, JR.	Mgmt	For	For
02	Ratify Appointment of Independent Auditors		Mgmt	For	For

GOLD MINERS FUND

IAMGOLD CORPORATION

	Security:	450913108	Agenda Number:		933064999
	Ticker:	IAG		Meeting Type:	Annual
	ISIN:	CA4509131088		Meeting Date:	5/14/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors (Full Slate)		Mgmt	For	For

02	Ratify Appointment of Independent Auditors		Mgmt	For	For

GOLD MINERS FUND

KINROSS GOLD CORPORATION

	Security:	496902404	Agenda Number:		933041662
	Ticker:	KGC		Meeting Type:	Annual and Special
	ISIN:	CA4969024047		Meeting Date:	5/6/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
	1	JOHN A. BROUGH	Mgmt	For	For
	2	WILSON N. BRUMER	Mgmt	For	For
	3	TYE W. BURT	Mgmt	For	For
	4	JOHN K. CARRINGTON	Mgmt	For	For
	5	JOHN M.H. HUXLEY	Mgmt	For	For
	6	JOHN A. KEYES	Mgmt	For	For
	7	C. MCLEOD-SELTZER	Mgmt	For	For
	8	GEORGE F. MICHALS	Mgmt	For	For
	9	JOHN E. OLIVER	Mgmt	For	For
	10	TERENCE C.W. REID	Mgmt	For	For
02	Approve Remuneration of Directors and Auditors		Mgmt	For	For

03	Ratify Shareholder Rights Plan		Mgmt	For	For

GOLD MINERS FUND

LIHIR GOLD LIMITED

	Security:	532349107	Agenda Number:		933034186
	Ticker:	LIHR		Meeting Type:	Annual
	ISIN:	US5323491077		Meeting Date:	5/6/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Approve Financial Statements, Allocation of Income, and Discharge Directors		Mgmt	For	For

02	Miscellaneous Corporate Governance		Mgmt	For	For

03	Miscellaneous Corporate Governance		Mgmt	For	For

04	Ratify Appointment of Independent Auditors		Mgmt	For	For

S5	Miscellaneous Corporate Governance		Mgmt	Against	Against

S6	Stock Issuance		Mgmt	For	For

S7	Miscellaneous Corporate Governance		Mgmt	For	For

GOLD MINERS FUND

MINEFINDERS CORPORATION LTD.

	Security:	602900102	Agenda Number:		933043488
	Ticker:	MFN		Meeting Type:	Annual
	ISIN:	CA6029001022		Meeting Date:	5/20/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
	1	MARK H. BAILEY	Mgmt	For	For
	2	JAMES M. DAWSON	Mgmt	For	For
	3	H. LEO KING	Mgmt	For	For
	4	ROBERT L. LECLERC	Mgmt	For	For
	5	ANTHONIE LUTEIJN	Mgmt	For	For
02	Approve Remuneration of Directors and Auditors		Mgmt	For	For

GOLD MINERS FUND

NEVSUN RESOURCES LTD.

	Security:	64156L101	Agenda Number:		933038300
	Ticker:	NSU		Meeting Type:	Annual
	ISIN:	CA64156L1013		Meeting Date:	4/27/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
	1	R. STUART ANGUS	Mgmt	For	For
	2	JOHN A. CLARKE	Mgmt	For	For
	3	CLIFFORD T. DAVIS	Mgmt	For	For
	4	ROBERT J. GAYTON	Mgmt	For	For
	5	GARY E. GERMAN	Mgmt	For	For
	6	GERARD E. MUNERA	Mgmt	For	For
02	Ratify Appointment of Independent Auditors		Mgmt	For	For

03	Adopt Stock Option Plan		Mgmt	For	For

GOLD MINERS FUND

NEW GOLD INC.

	Security:	644535106	Agenda Number:		933063238
	Ticker:	NGD		Meeting Type:	Annual and Special
	ISIN:	CA6445351068		Meeting Date:	5/13/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
	1	JAMES ESTEY	Mgmt	For	For
	2	ROBERT GALLAGHER	Mgmt	For	For
	3	PIERRE LASSONDE	Mgmt	For	For
	4	CRAIG NELSEN	Mgmt	For	For
	5	PAUL SWEENEY	Mgmt	For	For
	6	IAN W. TELFER	Mgmt	For	For
02	Ratify Appointment of Independent Auditors		Mgmt	For	For

03	Miscellaneous Corporate Actions		Mgmt	For	For

04	Miscellaneous Corporate Actions		Mgmt	For	For

GOLD MINERS FUND

NEWMONT MINING CORPORATION

	Security:	651639106	Agenda Number:		933013586
	Ticker:	NEM		Meeting Type:	Annual
	ISIN:	US6516391066		Meeting Date:	4/29/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
	1	G.A. BARTON	Mgmt	For	For
	2	V.A. CALARCO	Mgmt	For	For
	3	J.A. CARRABBA	Mgmt	For	For
	4	N. DOYLE	Mgmt	For	For
	5	V.M. HAGEN	Mgmt	For	For
	6	M.S. HAMSON	Mgmt	For	For
	7	R.J. MILLER	Mgmt	For	For
	8	R.T. O'BRIEN	Mgmt	For	For
	9	J.B. PRESCOTT	Mgmt	For	For
	10	D.C. ROTH	Mgmt	For	For
	11	J.V. TARANIK	Mgmt	For	For
	12	S. THOMPSON	Mgmt	For	For
02	Ratify Appointment of Independent Auditors		Mgmt	For	For

03	S/H Proposal - Proxy Process/Statement		Shr	Against	For

04	S/H Proposal - Election of Directors By Majority Vote		Shr	For	Against

GOLD MINERS FUND

NORTHGATE MINERALS CORPORATION

	Security:	666416102	Agenda Number:		933050990
	Ticker:	NXG		Meeting Type:	Annual
	ISIN:	CA6664161024		Meeting Date:	5/8/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
	1	MARK DANIEL	Mgmt	For	For
	2	PAUL J. DOWD	Mgmt	For	For
	3	PATRICK D. DOWNEY	Mgmt	For	For
	4	RICHARD J. HALL	Mgmt	For	For
	5	DOUGLAS P. HAYHURST	Mgmt	For	For
	6	TERRENCE A. LYONS	Mgmt	For	For
	7	CONRAD A. PINETTE	Mgmt	For	For
	8	KENNETH G. STOWE	Mgmt	For	For
02	Ratify Appointment of Independent Auditors		Mgmt	For	For

03	Approve Remuneration of Directors and Auditors		Mgmt	For	For

GOLD MINERS FUND

OREZONE GOLD CORPORATION

	Security:	68616T109	Agenda Number:		933068226
	Ticker:	ORZCF		Meeting Type:	Special
	ISIN:	CA68616T1093		Meeting Date:	5/15/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Miscellaneous Corporate Actions		Mgmt	For	For

GOLD MINERS FUND

OREZONE RESOURCES INC.

	Security:	685921108	Agenda Number:		932994177
	Ticker:	OZN		Meeting Type:	Special
	ISIN:	CA6859211089		Meeting Date:	2/18/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Miscellaneous Corporate Actions		Mgmt	For	For

GOLD MINERS FUND

PAN AMERICAN SILVER CORP.

	Security:	697900108	Agenda Number:		933062301
	Ticker:	PAAS		Meeting Type:	Annual
	ISIN:	CA6979001089		Meeting Date:	5/12/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
	1	ROSS J. BEATY	Mgmt	For	For
	2	GEOFFREY A. BURNS	Mgmt	For	For
	3	ROBERT P. PIROOZ	Mgmt	For	For
	4	WILLIAM FLECKENSTEIN	Mgmt	For	For
	5	MICHAEL J. J. MALONEY	Mgmt	For	For
	6	MICHAEL LARSON	Mgmt	For	For
	7	PAUL B. SWEENEY	Mgmt	For	For
	8	DAVID C. PRESS	Mgmt	For	For
	9	WALTER T. SEGSWORTH	Mgmt	For	For
02	Ratify Appointment of Independent Auditors		Mgmt	For	For

03	Approve Remuneration of Directors and Auditors		Mgmt	For	For

GOLD MINERS FUND

RANDGOLD RESOURCES LIMITED

	Security:	752344309	Agenda Number:		932933030
	Ticker:	GOLD		Meeting Type:	Special
	ISIN:	US7523443098		Meeting Date:	7/28/2008

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
S1	Share Scheme		Mgmt	For

GOLD MINERS FUND

RANDGOLD RESOURCES LIMITED

	Security:	752344309	Agenda Number:		933034415
	Ticker:	GOLD		Meeting Type:	Annual
	ISIN:	US7523443098		Meeting Date:	5/5/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
O1	Receive Directors' Report		Mgmt	For

O2	Election of Directors (Majority Voting)		Mgmt	For

O3	Election of Directors (Majority Voting)		Mgmt	For

O4	Approve Remuneration of Directors and Auditors		Mgmt	For

O5	Authorize Payment of Directors' Fees		Mgmt	For

O6	Ratify Appointment of Independent Auditors		Mgmt	For

GOLD MINERS FUND

ROYAL GOLD, INC.

	Security:	780287108	Agenda Number:		932957042
	Ticker:	RGLD		Meeting Type:	Annual
	ISIN:	US7802871084		Meeting Date:	11/5/2008

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
	1	M. CRAIG HAASE	Mgmt	For	For
	2	S. ODEN HOWELL, JR.	Mgmt	For	For
	3	DONALD WORTH	Mgmt	For	For
02	Amend Stock Compensation Plan		Mgmt	For	For

03	Ratify Appointment of Independent Auditors		Mgmt	For	For

GOLD MINERS FUND

SEABRIDGE GOLD INC.

	Security:	811916105	Agenda Number:		933087252
	Ticker:	SA		Meeting Type:	Annual
	ISIN:	CA8119161054		Meeting Date:	6/18/2009
Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
	1	JAMES S. ANTHONY	Mgmt	For	For
	2	A. FREDERICK BANFIELD	Mgmt	For	For
	3	WILLIAM M. CALHOUN	Mgmt	For	For
	4	THOMAS C. DAWSON	Mgmt	For	For
	5	LOUIS J. FOX	Mgmt	For	For
	6	RUDI P. FRONK	Mgmt	For	For
	7	ELISEO GONZALEZ-URIEN	Mgmt	For	For
02	Ratify Appointment of Independent Auditors		Mgmt	For	For

03	Approve Remuneration of Directors and Auditors		Mgmt	For	For

04	Adopt Stock Option Plan		Mgmt	Against	Against

05	Miscellaneous Corporate Actions		Mgmt	Against	Against

06	Transact Other Business		Mgmt	For	For

GOLD MINERS FUND

SILVER STANDARD RESOURCES INC.

	Security:	82823L106	Agenda Number:		933067452
	Ticker:	SSRI		Meeting Type:	Annual
	ISIN:	CA82823L1067		Meeting Date:	5/15/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Fix Number of Directors		Mgmt	For	For

02	Election of Directors
1	A.E. MICHAEL ANGLIN	Mgmt	For	For
2	JOHN R. BRODIE, FCA	Mgmt	For	For
3	RICHARD C. CAMPBELL,MBE	Mgmt	For	For
4	R.E. GORDON DAVIS	Mgmt	For	For
5	DAVID L. JOHNSTON	Mgmt	For	For
6	RICHARD D. PATERSON	Mgmt	For	For
7	ROBERT A. QUARTERMAIN	Mgmt	For	For
8	PETER W. TOMSETT	Mgmt	For	For
03	Approve Remuneration of Directors and Auditors		Mgmt	For	For

GOLD MINERS FUND

SILVER WHEATON CORP.

	Security:	828336107	Agenda Number:		932936656
	Ticker:	SLW		Meeting Type:	Special
	ISIN:	CA8283361076		Meeting Date:	8/7/2008

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
A	Miscellaneous Corporate Actions		Mgmt	For	For

GOLD MINERS FUND

SILVER WHEATON CORP.

	Security:	828336107	Agenda Number:		933048173
	Ticker:	SLW		Meeting Type:	Annual and Special
	ISIN:	CA8283361076		Meeting Date:	5/21/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
A	Election of Directors
	1	EDUARDO LUNA	Mgmt	For	For
	2	PETER D. BARNES	Mgmt	For	For
	3	LAWRENCE I. BELL	Mgmt	For	For
	4	JOHN A. BROUGH	Mgmt	For	For
	5	R. PETER GILLIN	Mgmt	For	For
	6	DOUGLAS M. HOLTBY	Mgmt	For	For
	7	WADE D. NESMITH	Mgmt	For	For
B	Ratify Appointment of Independent Auditors		Mgmt	For	For

C	Ratify Shareholder Rights Plan		Mgmt	For	For

D	Adopt Stock Option Plan		Mgmt	For	For

GOLD MINERS FUND

TANZANIAN ROYALTY EXPLORATION CORP.

	Security:	87600U104	Agenda Number:		932994709
	Ticker:	TRE		Meeting Type:	Annual
	ISIN:	CA87600U1049		Meeting Date:	2/26/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Fix Number of Directors		Mgmt	For	For

02	Election of Directors
	1	JAMES E. SINCLAIR	Mgmt	For	For
	2	JONATHAN G. DEANE	Mgmt	For	For
	3	MAREK J. KRECZMER	Mgmt	For	For
	4	ULRICH E. RATH	Mgmt	For	For
	5	ANTON ESTERHUIZEN	Mgmt	For	For
	6	WILLIAM HARVEY	Mgmt	For	For
	7	ROSALIND MORROW	Mgmt	For	For
	8	NORMAN BETTS	Mgmt	For	For
	9	JOSEPH KAHAMA	Mgmt	For	For
03	Approve Remuneration of Directors and Auditors		Mgmt	For	For

GOLD MINERS FUND

VISTA GOLD CORP.

	Security:	927926303	Agenda Number:		933049226
	Ticker:	VGZ		Meeting Type:	Annual
	ISIN:	CA9279263037		Meeting Date:	5/4/2009

Prop. #	Proposal		Proposed by	Proposal Vote	For/Against Management
01	Election of Directors
	1	JOHN M. CLARK	Mgmt	For	For
	2	W. DURAND EPPLER	Mgmt	For	For
	3	C. THOMAS OGRYZLO	Mgmt	For	For
	4	TRACY A. STEVENSON	Mgmt	For	For
	5	MICHAEL B. RICHINGS	Mgmt	For	For
	6	FREDERICK H. EARNEST	Mgmt	For	For
02	Approve Remuneration of Directors and Auditors		Mgmt	For	For

03	Adopt Stock Option Plan		Mgmt	For	For

04	Miscellaneous Corporate Actions		Mgmt	For	For

Market Vectors Hard Assets Producers
\
ABB GRAIN LTD
Security	Q0010P104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Feb-2009
ISIN	AU000000ABB9	Agenda	701803810 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	To discuss the Company's financial report and reports of the Directors and the-Auditors in respect of the FYE 30 SEP 2008	Non-Voting
2.	Re-elect Mr. Max Venning as a Director, who retires in accordance with the Constitution	Management	For	For
3.	Re-elect Mr. Ross Johns as a Director, who retires in accordance with the Constitution	Management	For	For
4.	Re-elect Mr. Paul Daniel as a Director, who retires in accordance with the Constitution	Management	For	For
5.	Adopt the remuneration report for the FYE 30 SEP 2008	Management	For	For
6.
Approve to increase the maximum aggregate remuneration
payable out of the funds of the Company to the Non-Executive
Directors of the Company for their services as the Directors for the purposes of the Article 10.6(a) of the Constitution from AUD
1,000,000 to AUD 1,500,000
		Management	For	For
S.7	Amend the Company's Constitution by replacing "10" in Article 10.1 with "11" with effect from the conclusion of the AGM	Management	For	For
S.8	Amend the Company's Constitution by inserting the Article 6A as specified forms part with effect from the conclusion of the AGM	Management	For	For
9.	Approve, for the purposes of ASX Listing Rule 7.4 and for all other purposes, the issue of 20,500,000 ordinary shares in the capital of the Company, to the persons and on the terms as specified	Management	For	For

ACERINOX SA
Security	E0060D145	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	28-May-2009
ISIN	ES0132105018	Agenda	701960468 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 566714 DUE TO ADDITION OF-RESOLUTION. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AND-YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.	Approve the individual and consolidated financial statements and allocation of income of the FY 2008	Management	For	For
2.	Grant discharge to the Directors for distribution of dividends for FY 2008 paid on 05 JAN 09 and 03 APR 09	Management	For	For
3.	Authorize the Board of Directors for the acquisition of own shares	Management	For	For
4.	Approve the special dividends charged to the issuance premium account	Management	For	For
5.	Re-elect KPMG Auditors S.L. as the External Auditors for the individual and consolidated accounts for FY 2009	Management	For	For
6.1	Re-elect Mr. Fumio Oda as a Sunday Board Member	Management	For	For
6.2	Re-elect Mr. Diego Prado Perez-Seoane as a Sunday Board Member	Management	For	For
6.3	Appoint Mr. Hattori as a Sunday Board Member in substitution of Mr. Hayakawa	Management	For	For
7.	Approve the report on the Management report as mandated by Article 116 BIS of the Spanish Stock Market	Management	For	For
8.	Approve the reduction in outstanding capital via amortization of treasury shares excluding objections from creditors Article 5 of Company Bylaws accordingly	Management	For	For
9.
Grant delegation of powers to formalize and execute all
resolutions adopted by the shareholders at the General
Shareholders  Meeting, for conversion thereof into a public
instrument, and for the interpretation, correction and
supplementation thereof or further elaboration thereon until the required registrations are made
		Management	For	For
10.	Approve the minute	Management	For	For

ADDAX PETROLEUM CORP
Security	00652V102	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Jun-2009
ISIN	CA00652V1022	Agenda	701967258 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'ABSTAIN' ONLY-FOR RESOLUTIONS "1 AND 2.1 TO 2.8". THANK YOU.	Non-Voting
	To receive the consolidated financial statements for the YE 31 DEC 2008, toget-her with the report of the Auditor thereon	Non-Voting
1.	Re-appoint Deloitte & Touche LLP, Chartered Accountants, as the Auditors of the Corporation for the ensuing year, at such remuneration as may be approved by the Audit Committee of the Corporation	Management	For	For
2.1	Elect Mr. Peter Dey as a Director of Addax Petroleum to hold office until the next annual meeting of shareholders or until their successors is elected or appointed	Management	For	For
2.2	Elect Mr. Stephen Paul De Heinrich as a Director of Addax Petroleum to hold office until the next annual meeting of shareholders or until their successors is elected or appointed	Management	For	For
2.3	Elect Mr. Jean Claude Gandur as a Director of Addax Petroleum to hold office until the next annual meeting of shareholders or until their successors is elected or appointed	Management	For	For
2.4	Elect Mr. Gerry Macey as a Director of Addax Petroleum to hold office until the next annual meeting of shareholders or until their successors is elected or appointed	Management	For	For
2.5	Elect Mr. Brian Anderson as a Director of Addax Petroleum to hold office until the next annual meeting of shareholders or until their successors is elected or appointed	Management	For	For
2.6	Elect Mr. Afolabi Oladele as a Director of Addax Petroleum to hold office until the next annual meeting of shareholders or until their successors is elected or appointed	Management	For	For
2.7	Elect Mr. James Davie as a Director of Addax Petroleum to hold office until the next annual meeting of shareholders or until their successors is elected or appointed	Management	For	For
2.8	Elect Mr. Wesley Twiss as a Director of Addax Petroleum to hold office until the next annual meeting of shareholders or until their successors is elected or appointed	Management	For	For
	Transact any other business	Non-Voting

ANGLO AMERICAN PLC, LONDON
Security	G03764134	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	15-Apr-2009
ISIN	GB00B1XZS820	Agenda	701847204 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the report and accounts	Management	For	For
2.	Re-elect Mr. David Challen	Management	For	For
3.	Re-elect Mr. Chris Fay	Management	For	For
4.	Re-elect Sir Rob Margetts	Management	For	For
5.	Re-elect Sir Mark Moody Stuart	Management	For	For
6.	Re-elect Mr. Fred Phaswana	Management	For	For
7.	Re-elect Mr. Mamphela Ramphele	Management	For	For
8.	Re-elect Mr. Peter Woicke	Management	For	For
9.	Re-appoint Deloitte LLP as the Auditors	Management	For	For
10.	Authorize the Directors to determine the Auditors remuneration	Management	For	For
11.	Approve the remuneration report	Management	For	For
12.	Authorize the Directors to allot shares	Management	For	For
S.13	Approve to disapply pre emption rights	Management	For	For
S.14	Grant authority to the purchase of own shares	Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF AUDITOR'S NAME. IF YOU H-AVE ALREADY SENT IN
YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YO-U DECIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting

ANGLO PLATINUM LTD
Security	S9122P108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	30-Mar-2009
ISIN	ZAE000013181	Agenda	701814192 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the annual financial statements for the YE 31 DEC 2008, together with the report of the Auditors	Management	For	For
2.1	Re-elect Mr. K D Dlamini as a Director of the Company	Management	For	For
2.2	Re-elect Mr. B A Khumalo as a Director of the Company	Management	For	For
2.3	Re-elect Mr. N F Nicolau as a Director of the Company	Management	For	For
2.4	Re-elect Mr. B Nqwababa as a Director of the Company	Management	For	For
2.5	Re-elect Mr. T A Wixley as a Director of the Company	Management	For	For
3.	Appoint Deloitte & Touche as the Auditors of the Company to hold office for the YE 31 DEC 2009 and appoint Graeme Berry as the Designated Auditor	Management	For	For
S.4
Authorize the Company and/or any of its subsidiaries, in terms of
Sections 85 and 89 of the Companies Act 1973 as amended [the
Companies Act] and in terms of the Listing Requirements of the
JSE Limited [the Listing Requirements], to acquire ordinary shares of 10 cents each [Ordinary] issued by the Company, and/or
conclude derivative transactions which may result in the purchase of ordinary shares in terms of the Listings Requirements, it being recorded that such Listings Requirements currently require, inter alia, that: may make a general repurchase of securities only if any such repurchases of ordinary shares shall be implemented on the main Board of the JSE Limited [JSE] or any other stock exchange on which the Company's shares are listed and on which the
Company or any of its subsidiaries may wish to implement any repurchases of ordinary shares with the approval of the JSE and any other such Stock Exchange, as necessary, not exceeding in aggregate of 10% above the weighted average market price of
such shar
		Management	For	For

be published as soon as possible and not later than on the
business day following the day on which the relevant threshold is reached or exceeded, and the announcement must comply with
the Listing Requirements; any general purchase by the Company and/or any of its subsidiaries of the Company's ordinary shares in issue shall not in aggregate in any one FY exceed 20% of the
Company's issued Ordinary share capital

S.5
Authorize, subject to the passing of Resolutions 6.3 and 6.4 and in accordance with Section 38[2A] of the Companies Act, as
amended, the Company to provide financial assistance for the purchase of or subscription for shares in respect of the Anglo
Platinum Bonus Share Plan [BSP] upon the terms as specified
		Management	For	For
6O6.1
Approve, subject to the provisions of the Companies Act, 1973, as amended, and the Listings Requirements of the JSE Limited, to
place the authorized but unissued ordinary shares of 10 cents each in the share capital of the Company [excluding for this purpose those ordinary shares over which the Directors have
been given specific authority to meet the requirements of the
Anglo Platinum Share Option Scheme] under the control of the
Directors who are authorized, to allot and issue shares in their discretion to such persons on such terms and conditions and at such times as the Directors may determine; [Authority expires at the conclusion of the next AGM of the Company]
		Management	For	For
6O6.2
Approve the annual fees payable to the Non-Executive Directors of the Company be increased to ZAR 145,000 per annum; the
annual fee payable to the Deputy Chairman of the Board from the rate of ZAR 230,000 per annum to ZAR 250,000 per annum; the
annual for payable to the Chairman of the Board be increased from the rate of ZAR 800,000 per annum to the rate of ZAR
1,000,000 per annum; the annual fees payable to Non-Executive
Directors for serving on the Committees of the Board be as
specified: Audit Committee: Member's fee to increase from ZAR
75,000 per annum to ZAR 80,000 per annum and Chairman's fee
to increase from ZAR 110,000 per annum to ZAR 115,000 per
annum; Corporate Governance Committee: Member's fee to
increase from ZAR 55,000 per annum to ZAR 60,000 per annum
and Chairman's fee to increase from ZAR 90,000 per annum to
ZAR 95,000 per annum; Nomination Committee: Member's fee to
increase from ZAR 55,000 per annum to ZAR 60,000 per annum
and Chairman's fee to increase from ZAR 90,000 per annum to
ZAR 95
		Management	For	For
6O6.3
Approve and adopt the Bonus Share Plan ["Share Incentive
Scheme"] tabled at the meeting, as formally approved by the JSE as specified and authorize the Directors of the Company to take all the requisite steps necessary to implement the Share Incentive
Scheme, the Bonus Share Plan Scheme rules will be available for inspection to shareholders at the registered office address of the
Company, for a period of 14 days prior to the AGM to be held on
30 MAR 2009
		Management	For	For
6O6.4
Approve, subject to the passing of Resolution 6.3 and subject also to the provisions of the Companies Act, 1973, as amended, and the Listings Requirements of the JSE Limited, the authorized but unissued ordinary shares of 10 cents each in the share capital of the Company comprising the ordinary shares required to the
purchased in the market and allocated to participants in settlement of the Bonus Share Plan be placed at the disposal of and directly under the control of the Directors who are authorized to allot and issue such shares in their discretion to such persons, on such terms and accordance and at such times as the Directors may
determine in accordance with the rules of the Bonus Share Plan
		Management	For	For
6O6.5
Authorize any 1 Director or Alternate Director of the Company to
sign all such documents and to do all such things as may be
necessary for or incidental to the implementation of the above mentioned special and ordinary resolutions to be proposed at the
AGM
		Management	For	For

ANTOFAGASTA P L C
Security	G0398N128	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	10-Jun-2009
ISIN	GB0000456144	Agenda	701925767 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the reports of the Directors' and the Auditors' and the financial statements for the YE 31 DEC 2008	Management	For	For
2.	Receive and approve the remuneration report for the YE 31 DEC 2008	Management	For	For
3.	Declare a final dividend	Management	For	For
4.	Re-elect Mr. C H Bailey as a Director	Management	For	For
5.	Re-elect Mr. R F Jara as a Director	Management	For	For
6.	Re-elect Mr. G S Menendez as a Director	Management	For	For
7.
Re-appoint Deloitte & Touche LLP as the Auditors of the
Company to hold office from the conclusion of this meeting until the conclusion of the next general meeting at which accounts are laid before the Company and authorize the Directors to fix their remuneration
		Management	For	For
8.	Authorize the capital of the Company be increased from GBP 67,000,000 to GBP 85,000,000 by the creation of 360,000,000 ordinary shares of 5p each		Management	For	For
9.
Authorize the Directors of the Company to allot relevant securities
[as specified in the Companies Act 1985] up to an aggregate
nominal amount of GBP 16,430,945; and relevant securities
comprising equity securities [as specified in the Companies Act
1985] up to an aggregate nominal amount of GBP 32,861,890
[such amount to be reduced by the aggregate nominal amount of relevant securities issued under Paragraph [A] of this resolution in connection with an offer by way of a rights issue: [i] to ordinary shareholders in proportion [as nearly as may be practicable] to their existing holdings; and [ii] to holders of other equity securities as required by the rights of those securities or, subject to such rights, as the Directors otherwise consider necessary, and so that the Directors' may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the
			Management	For	For
S.10
Authorize the Directors to allot equity securities [as specified in the
Companies Act 1985] for cash pursuant to the authority granted by Resolution 9 and where the allotment constitutes an allotment of equity securities by virtue of Section 94[3A] of the Companies
Act 1985, in each case free of the restriction in Section 89[1] of the Companies Act 1985, such power to be limited: [A] to the allotment of equity securities in connection with an offer of equity securities [but in the case of allotment pursuant to the authority
			Management	For	For

granted by Paragraph [B] of Resolution 9, such power shall be limited to the allot of equity securities in connection with an offer by way of a rights issue only]: [i] to ordinary shareholders in proportion [as nearly as may be practicable] to their existing holdings; [ii] to holders of other equity securities, as required by the rights of those securities or subject to such rights, as the
Directors otherwise consider necessary, and so that the Directors may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements. record dates, legal; regulatory or practical problems in, or under the laws of, any territory or any other matter; and [B] to the allotment of equity securities pursuant to the authority granted by Paragraph [A] of Resolution 9 and/or an allotment which constitutes an allotment of equity securities by virtue of Section 94[3A] of Companies Act 1985 [in each case otherwise than in the circumstances s

S.11
Authorize the Company to make one or more market purchases
[within the meaning of Section 163[3] of the Companies Act 1985]
of ordinary shares of 5p in the capital of the Company ["Ordinary
Shares"] provided that: the maximum aggregate number of
Ordinary Shares authorized to be purchased is 98,585,669
[representing 10% of the issued ordinary share capital of the
Company]; the minimum price which may be paid for an Ordinary
Share is 5p; the maximum price which may be paid for an
Ordinary Share is an amount equal to 105% of the average of the middle market quotations for an Ordinary Share as derived from
The London Stock Exchange Daily Official List for the 5 business days immediately preceding the day on which that Ordinary Share is purchased; [authority expires at the earlier of the conclusion of the next AGM of the Company to be held in 2010 and 30 JUN
2010]; and the Company may make a Contract to purchase
Ordinary Shares under this authority before the expiry of the authority which will or may be executed w
			Management	For	For
S.12	Approve, a general meeting of the Company other than an AGM may be called on not less than 14 clear days' notice		Management	For	For

ARCELORMITTAL SA LUXEMBOURG
Security		L0302D129	Meeting Type	Annual General Meeting
Ticker Symbol			Meeting Date	12-May-2009
ISIN		LU0323134006	Agenda	701899671 - Management
Item	Proposal		Type	Vote	For/Against Management

Presentation of the Management report of the Board of Directors and the report-s of the Independent Company Auditor on the
annual accounts of the parent Comp-any drawn up in accordance with the laws and regulations of the Grand-Duchy of-Luxembourg
[the "Parent Company Annual Accounts"] and the consolidated
financ-ial statements of the Arcelor Mittal group drawn up in accordance with the Int-ernational Financial Reporting Standards as adopted in the European Union [the-"Consolidated Financial
Statements"] for the FY 2008
Non-Voting
1.
Receive the Management report of the Board of Directors and the report of the Independent Company Auditor, approves the
consolidated financial statements for the FY 2008 in their entirety, with a resulting consolidated net income of EUR 10,439 millions
			Management	For	For
2.
Receive the management report of the Board of Directors and the report of the Independent Company Auditor, approves the Parent
Company Annual Accounts for the FY 2008 in their entirety, with a resulting profit for Arcelor Mittal as Parent Company of the Arcelor
Mittal group of EUR 19,093,961,939 [established in accordance with the laws and regulations of the Grand-Duchy of Luxembourg, as compared to the consolidated net income of EUR 10,439
millions established in accordance with International Financial
Reporting Standards as adopted in the European Union, the
subject of the first resolution]
			Management	For	For
3.
Acknowledge the results to be allocated and distributed amount to
EUR 28,134,244,719, from which EUR 105,278,200 must be
allocated to the legal reserve and EUR 395,657,429 must be
allocated to the reserve for shares held in treasury
			Management	For	For
4.
Approve to allocate the results of the Company based on the
Parent Company Annual Accounts for the FY 2008 as specified, dividends are paid in equal quarterly installments of EUR 0.1875
[gross] per share, a first installment of dividend of EUR 0.1875
[gross] per share has been paid on 16 MAR 2009
			Management	For	For
5.	Approve to set the amount of annual Directors compensation and attendance fees to be allocated to the Members of the Board of Directors at USD 2,870,634	Management	For	For
6.	Grant discharge to the Directors for FY 2008	Management	For	For
7.	Acknowledge the end of mandate for Messrs. Michel Marti; Sergio Silva de Freitas; Wilbur L. Ross; Narayanan Vaghul; Francois Pinault; and Jean-Pierre Hansen	Management	For	For
8.
Re-elect Mr. Narayanan Vaghul, residing at 63 First Main Road
Flat no. 3, R A Puram, Chennai, India, for a three-year mandate, in accordance with Article 8.3 of the Company's Articles of
Association, which mandate shall terminate on the date of the general meeting of shareholders to be held in 2012
		Management	For	For
9.
Re-elect Mr. Wilbur L. Ross, residing at 328 El Vedado Road,
Palm Beach, Florida 33480- 4736, United States of America, for a
three-year mandate, in accordance with Article 8.3 of the
Company's Articles of Association, which mandate shall terminate on the date of the general meeting of shareholders to be held in
2012
		Management	For	For
10.
Re-elect Mr. Francois Pinault, residing at 48, rue de Bourgogne,
75007 Paris, France, for a three-year mandate, in accordance with
Article 8.3 of the Company's Articles of Association, which
mandate shall terminate on the date of the general meeting of shareholders to be held in 2012
		Management	For	For
11.
Approve to cancel with effect as of this General Meeting the authorization granted to the Board of Directors by the general meeting of shareholders held on 13 MAY 2008 with respect to the share buy-back programme and decides to authorize, effective immediately after this General Meeting, the Board of Directors of the Company, with option to delegate, and the corporate bodies of the other companies in the Arcelor Mittal group referred to in
Article 49bis of the Luxembourg law of 10 AUG 1915 on
commercial companies, as amended [the "Law"], to acquire and sell shares in the Company in accordance with the Law and for all purposes authorized or which may come to be authorized by the laws and regulations in force, including but not limited to entering into off-market and over-the-counter transactions and to acquire shares in the Company through derivative financial instruments.
Euro next markets of Amsterdam, Paris, and Brussels -
Luxembourg Stock Exchange - Spanish stock exchanges of
Barcelona, Bilbao, Madrid and
		Management	For	For

exchange during 30 consecutive days on which the relevant stock exchange is open for trading preceding the three trading days prior to the date of purchase. In the event of a share capital increase by incorporation of reserves or issue premiums and the free allotment of shares as well as in the event of the division or regrouping of the shares, the purchase prices indicated above shall be adjusted by a coefficient multiple equal to the ratio between the number of shares comprising the share capital prior to the transaction and such number following the transaction. The total amount allocated for the Company's share repurchase
program may not in any event exceed the amount of the
Company's then available equity. All powers are granted to the
Board of Directors, with the power to delegate powers, in view of ensuring the performance of this authorization

12.
Appoint Deloitte S.A., with registered office at 560, rue de
Neudorf, L-2220 Luxembourg, G.D. Luxembourg, as independent
Company Auditor for the purposes of an Independent Audit of the
Parent Company Annual Accounts and the Consolidated Financial
Statements for the financial year 2009
		Management	For	For
13.
Authorize the Board of Directors to: [a] implement the payment of bonuses in relation to financial years 2008 and 2009 to eligible employees of the Company partly in shares of the Company [up to
40%], with the balance to be paid in cash, provided that the maximum number of shares allocated to employees in connection therewith shall not exceed five million [5,000,000] shares in total, which may either be newly issued shares or shares held in
treasury; and [b] do or cause to be done all such further acts and things as the Board of Directors may determine to be necessary or advisable in order to implement the content and purpose of this resolution. The General Meeting further acknowledges that the maximum total number of five million [5,000,000] shares for this purpose represents less than zero point four per cent [0.4%] of the Company's current issued share capital
		Management	For	For
14.
Approve the Long-Term Incentive Plan 2009-2018 which will cover the period from and including financial year 2009 to and including financial year 2018 [the "LTIP"], a copy of which is available to shareholders on request from the Company's Investor Relations department whose contact details are provided at the end of this convening notice; [b] delegate to the Board of Directors the power to issue share options or other equity-based awards and
incentives to all eligible employees under the LTIP for a number of
Company's shares not exceeding eight million five hundred
thousand [8,500,000] options on fully paid-up shares, which may either be newly issued shares or shares held in treasury, during the period from this General Meeting until the general meeting of shareholders to be held in 2010 [defined as the "Cap"], provided, that the share options will be issued at an exercise price that shall not be less than the average of the highest and the lowest trading price on the New York Stock Exchange on the day immed
		Management	For	For
15.
Authorize the Board of Director to decide the implementation of
Employee Share Purchase Plan 2009 reserved for all or part of the employees of all or part of the Companies comprised within the scope of consolidation of consolidated financial statements for a maximum number of two million five hundred thousand share;
and for the purposes of the implementation of ESPP 2009, issue new shares within the limits of the authorized share capital and /or deliver treasury shares up to a maximum of 2 million five hundred thousand fully paid-up shares during the period from this general meeting to the general meeting of shareholders to be held in
2010; and do or cause to be done all such further acts and things as the Board of Directors may determine to be necessary or
advisable in order to implement the content and purpose of this resolution; general meeting further acknowledges that the
maximum total number of two million five hundred thousand
shares of the Company as indicated above for the implementation of the ESPP
		Management	For	For

ARCELORMITTAL SA LUXEMBOURG
Security	L0302D129	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	12-May-2009
ISIN	LU0323134006	Agenda	701899354 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Approve the decision to (i) renew for a 5-year period the
authorized share capital of EUR 7,082,460,000 represented by
1,617,000,000 shares without nominal value, compared to the
Company's issued share capital of EUR 6,345,859,399.86
represented by 1,448,826,347 shares without nominal value,
representing a potential maximum increase in the Company's
issued share capital of 168,173,653 new shares, and (ii) authorize the Board of Directors of the Company to issue, within the limit of such authorized share capital, new shares for various types of transactions and to amend Article 5.5 of the Articles of Association of the Company
		Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF CONSERVATIVE CUT-OFF DAT-E. IF YOU HAVE ALREADY
SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
PROXY FOR-M UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting

ARCELORMITTAL SA LUXEMBOURG
Security	L0302D129	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	17-Jun-2009
ISIN	LU0323134006	Agenda	701962474 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Approve the decision to (i) renew for a 5-year period the
authorized share capital of EUR 7,082,460,000 represented by
1,617,000,000 shares without nominal value, compared to the
Company's issued share capital of EUR 6,345,859,399.86
represented by 1,448,826,347 shares without nominal value,
representing a potential maximum increase in the Company's
issued share capital of 168,173,653 new shares, and (ii) authorize the Board of Directors of the Company to issue, within the limit of such authorized share capital, new shares for various types of transactions and to amend Article 5.5 of the Articles of Association of the Company
		Management	For	For

ARCELORMITTAL SOUTH AFRICA LIMITED
Security	S05944103	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	12-May-2009
ISIN	ZAE000103453	Agenda	701875594 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the financial statements for the Company and the Group for the YE 31 DEC 2008, including the Directors' report and the report of the Auditors thereon	Management	For	For
2.A	Re-elect Dr. K. D. K. Mokhele as a Director in terms of Articles 15.2 and 16.1 of the Company's Articles of Association, who retire by rotation	Management	For	For
2.B	Re-elect Mr. C. P. D. Cornier as a Director in terms of Articles 15.2 and 16.1 of the Company's Articles of Association, who retire by rotation	Management	For	For
2.C	Re-elect Mr. S. Maheshwari as a Director in terms of Articles 15.2 and 16.1 of the Company's Articles of Association, who retire by rotation	Management	For	For
2.D	Re-elect Mr. A. M. H. O. Poupart-Lafarge as a Director in terms of Articles 15.2 and 16.1 of the Company's Articles of Association, who retire by rotation	Management	For	For
2.E	Re-elect Mr. H. J. Verster as a Director in terms of Articles 15.2 and 16.1 of the Company's Articles of Association, who retire by rotation	Management	For	For
3.	Approve the Non-Executive Directors' fees for the YE 31 DEC 2008	Management	For	For
4.	Approve the specified annual fees as the maximum Non- Executive Directors' fees payable for the period 01 MAY 2009 until the next AGM as specified	Management	For	For
5.	Appoint Messrs. Deloitte & Touche as the Company's External Auditors and Mr. Ryan Michael Duffy as the Audit partner	Management	For	For
6.
Approve that 5% of the authorized but unissued share capital of the Company be placed under the control of the Directors of the
Company, and authorize the Directors of the Company to allot and issue all or part thereof, for the purpose of implementing a group bonus scheme and a share incentive scheme, on such terms and conditions as they may deem fit, subject to the provisions of
Sections 221 and 222 of the Companies Act 61 of 1973, as
amended, the Articles of Association of the Company and the JSE
Limited Listings Requirements; [Authority expires until the next
AGM]
		Management	For	For
S.7
Authorize the Company and/or its subsidiaries in terms of the authority granted in the Articles of Association of the Company and/or any subsidiary of the Company, to acquire the Company's own ordinary shares [shares], upon such terms and conditions and in such amounts as the Directors of the Company [and, in the case of an acquisition by a subsidiary[ies], the Directors of the subsidiary[ies]], may from time to time decide but subject to the provisions of the Companies Act 61 of 1 973, as amended [the
Act] and the JSE Limited [JSE] Listings Requirements and any
other stock exchange upon which the shares of the Company may be quoted or listed, subject to the specified conditions: that any repurchases of shares in terms of this authority be effected through the order book operated by the JSE trading system and done without any prior understanding or arrangement between the
Company and the counter-party, such repurchases being effected
			Management	For	For

by only 1 appointed agent of the Company at any point in time, and effected only if after the repurchase the Company still
complies with the minimum spread requirements stipulated in the
JSE Listings Requirements; that the acquisitions in any 1 FY shall be limited to 10% of the issued share capital of the Company at the date of this AGM, provided that any subsidiary[ies] may
acquire shares to a maximum of 10% of the issued share capital of the Company at the date of this AGM, provided that any
subsidiary[ies] may acquire shares to a maximum of 10% of the aggregate of the shares in the Company; that any acquisition of shares in terms of this authority, may not be made at a price greater than 10% above the weighted average market value of the shares over the 5% business days immediately preceding the date on which the acquisition is effected; the repurchase of shares may not be effected during a prohibited period, as defined in the JSE
Listings Requirements unless a repurchase programme is in
place, where dates

ARCELORMITTAL SOUTH AFRICA LIMITED
Security		S05944103	Meeting Type	Ordinary General Meeting
Ticker Symbol			Meeting Date	01-Jun-2009
ISIN		ZAE000103453	Agenda	701952702 - Management
Item	Proposal		Type	Vote	For/Against Management
s.1	Grant authority over the purchase by the Acquiror of Arcelor mittal shares		Management	For	For
O.1	Authorize the Directors to implement all such actions and resolution		Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO ORDINARY
RESOLUTION CHANGED TO SPEC-IAL RESOLUTION. IF YOU
HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO NOT
RETURN T-HIS PROXY FORM UNLESS YOU DECIDE TO
AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YO-U.
Non-Voting

ARCELORMITTAL SOUTH AFRICA LIMITED
Security		S05944103	Meeting Type	Scheme Meeting
Ticker Symbol			Meeting Date	01-Jun-2009
ISIN		ZAE000103453	Agenda	701946975 - Management
Item	Proposal		Type	Vote	For/Against Management
1.	Approve with or without modification the scheme of arrangement between the applicant and its shareholders		Management	For	For

ARCELORMITTAL SOUTH AFRICA LIMITED
Security		S05944103	Meeting Type	Court Meeting
Ticker Symbol			Meeting Date	01-Jun-2009
ISIN		ZAE000103453	Agenda	701975421 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve the scheme in terms of which the acquiror will acquire in the terms of Section 89 of the Act, by way of the Act, by way of a
scheme of arrangement in terms of section 311 of the Act,
approximately 10% of the number of issued ordinary shares in
Arcelormittal South Africa Limited held by the shareholders of
Arcelormittal South Africa Limited on a pro rata basis, for a consideration of ZAR 87.64 for each share required, the aforesaid will be achieved by the Acquiror acquiring 9,995% of the
shareholding of each scheme participant [adjusted by the
application of the rounding principle as defined in the document posted to the shareholders of Arcelormittal South Africa Limited], it being recorded that the above percentage has been reduced to below 10% in order to ensure that the rounding principle does not result in the aggregate number of ordinary shares in Arcelormittal
South Africa Limited being acquired exceeding 10% of the number of issued ordinary shares in Arcelormittal South Africa Limited
Management

ASIATIC DEVELOPMENT BHD
Security		Y03916106	Meeting Type	Annual General Meeting
Ticker Symbol			Meeting Date	15-Jun-2009
ISIN		MYL2291OO002	Agenda	701968476 - Management
Item	Proposal	Type	Vote
1.	Receive and adopt the audited financial statements for the financial YE 31 DEC 2008 and the Directors' and Auditors' reports thereon	Management	For
2.
Approve the declaration of a final dividend of 5.0 sen less 25% tax per ordinary share of 50 sen each for the financial year ended 31
DEC 2008 to be paid on 15 JUL 2009 to Members registered in
the record of depositors on 30 JUN 2009
		Management	For
3.	Approve the payment of Directors' fees of MYR 491,900 for the FYE 31 DEC 2008 [2007: MYR 481,825]	Management	For
4.	Re-elect Encik Mohd Din Jusoh as a Director of the Company pursuant to Article 99 of the Articles of Association of the Company	Management	For
5.	Re-elect Lt. Gen. [B] Dato' Abdul Ghani Bin Abdullah as a Director of the Company pursuant to Article 99 of the Articles of Association of the Company	Management	For
6.	Re-appoint Tan Sri Mohd Amin Bin Osman, retiring in accordance with Section 129 of the Companies Act, 1965, to hold office until the conclusion of the next AGM	Management	For
7.	Re-appoint Lt. Gen. [B] Dato' Haji Abdul Jamil Bin Haji Ahmad, retiring in accordance with Section 129 of the Companies Act, 1965, to hold office until the conclusion of the next AGM	Management	For
8.	Re-appoint PricewaterhouseCoopers as Auditors of the Company and authorize the Directors to fix their remuneration	Management	For
S.1
Approve to change the name of the Company from Asiatic
Development Berhad to Genting Plantation Berhad and that all references in the Memorandum and Articles of Association of the
Company to the name Asiatic Development Berhad, wherever the same may appear, shall be deleted and subsituted with Genting
Plantation Berhad [Proposed Change of Name] and authorize
Messrs. Tan Sri Mohd Amin Bin Osman, the Chairman of the
Company or Tan Sri Lim Kok Thay, the Chief Executive and
Director of the Company, to give effect to the Proposed Change of
Name with full power to assent to any condition, modification, variation and/or amendment [if any] as may be required by the relevant authorities
		Management	For
9.
Authorize the Directors of the Company, subject always to the
Companies Act, 1965, the Articles of Association of the Company
and the approval of any relevant governmental and/or regulatory authorities, where such approval is required, to Section 132D of the Companies Act, 1965 to issue and allot shares in the
Company, at any time and upon such terms and conditions and
for such purposes as the Directors may, in their absolute
discretion deem fit provided that the aggregate number of shares issued pursuant to this resolution does not exceed 10% of the issued and paid-up share capital of the Company for the time being, and this authority under this resolution shall continue in force until the conclusion of the next AGM of the Company, and that: a] approval and authority be and are given to the Directors of the Company to take all such actions that may be necessary
and/or desirable to give effect to this resolution and in connection
		Management	For

therewith to enter into and execute on behalf of the Company any instrument, agreement and/or arrangement with any person, and in all cases with full power to assent to any condition, modification, variation and/or amendment [if any] in connection therewith; and
b] the Directors of the Company be and are also empowered to obtain the approval for the listing of and quotation for the additional shares so issued on Bursa Malaysia Securities Berhad

10.
Authorize the Company, subject to compliance with all applicable laws, the Company's Articles of Association, and the regulations and guidelines applied from time to time by Bursa Malaysia
Securities Berhad [Bursa Securities] and/or any other relevant regulatory authority: a] authorize the Company to utilize up to the aggregate of the total retained earnings and share premium
accounts of the Company based on its latest audited financial statements available up to the date of the transaction, to
purchase, from time to time during the validity of the approval and authority under this resolution, such number of ordinary shares of
50 sen each in the Company [as may be determined by the
Directors of the Company] on Bursa Securities upon such terms and conditions as the Directors may deem fit and expedient in the interests of the Company, provided that the aggregate number of shares to be purchased and/or held by the Company pursuant to this resolution does not exceed 10% of the total issued and paid-
up ordinary s
		Management	For

connection therewith to enter into and execute on behalf of the
Company any instrument, agreement and/or arrangement with
any person, and in all cases with full power to assent to any condition, modification, variation and/or amendment [if any] as may be imposed by any relevant regulatory authority or Bursa
Securities and/or to do all such acts and things as the Directors may deem fit and expedient in the best interest of the Company

11.
Authorize the Company and/or its subsidiaries to enter into any of the transactions falling within the types of recurrent related party transactions of a revenue or trading nature with the related parties as set out in Section 2.3 under Part B of the Document to
Shareholders dated 22 MAY 2009 provided that such transactions are undertaken in the ordinary course of business, on arm's length basis and on commercial terms which are not more favorable to the related party than those generally available to/from the public and are not, in the Company's opinion, detrimental to the minority shareholders and that the breakdown of the aggregate value of the recurrent related party transactions conducted/to be
conducted during the FY, including the types of recurrent
transactions made and the names of the related parties, will be disclosed in the annual report of the Company; and that such approval shall continue to be in force until: [Authority expires at earlier of the conclusion of the next AGM of the Company
followi
		Management	For
	Transact any other business	Non-Voting
ASTRAL FOODS LTD
Security	S0752H102	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	12-Feb-2009
ISIN	ZAE000029757	Agenda	701787282 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the annual financial statements for the Company and the Group for the YE 30 SEP 2008, together with the Directors' and the Auditors' reports	Management	For	For
2.a	Re-elect Ms. T.C.C. Mampane as a Director, who retire by rotation, in terms of Article 14 of the Company's Articles of Association	Management	For	For
2.b	Re-elect Dr. T. Eloff as a Director, who retire by rotation, in terms of Article 14 of the Company's Articles of Association	Management	For	For
2.c	Re-elect Mr. N.C. Wentzel as a Director, who retire by rotation, in terms of Article 14 of the Company's Articles of Association	Management	For	For
3.
Approve, in terms of Article 13.5 of the Company's Articles of
Association, with effect from 01 OCT 2008, the remuneration of the Directors who hold office from time to time [other than those in the employ of the Company] as specified
		Management	For	For
4.	Re-appoint PricewaterhouseCoopers as the Auditors of the Company [with is buys as the individual designated Auditor] for the 2009 FY	Management	For	For
5.S.1	Amend the Company's Articles of Association by deleting the existing Article 14.2 in its entirety and replacing it with the specified new Article 14.2 as specified	Management	For	For
6.S.2
Authorize the Company, as a general approval in the terms of
Section 85(2) of the Act, to acquire, from time to time, such number of its securities at such price or prices and on such other terms and conditions as the Directors may from time to time
determine, but subject to the following requirements from time to time of the JSE: the repurchase of securities shall be effected through the order book operated by the JSE trading system and done without any prior understanding or arrangement between the
Company and the counter party; the repurchase of securities is authorized by the Company's Articles of Association; repurchases may not be made at a price more than 10% above weighted
average of the market value for the securities for the 5 business days immediately preceding the date on which the transaction is effected; at any point in time, the Company may only appoint 1 agent to effect any repurchase(s) on the Company's behalf; the
Company may only undertake a repurchase of the securities if, after such repur
		Management	For	For

AWB FIN LTD
Security	Q12332104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	10-Feb-2009
ISIN	AU000000AWB5	Agenda	701796469 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the Company's financial report, the Director's report and the Auditor'-s report for the FYE 30 SEP 2008	Non-Voting
2.A	Elect Mr. John Schmoll as a Director who retires in accordance with the Company's Constitution	Management	For	For
2.B	Elect Mr. Fred Grimwade as a Director who retires in accordance with the Company's Constitution	Management	For	For
3.	Adopt the remuneration report [which forms part of the Directors' report] for the YE 30 SEP 2008	Management	For	For

BAYWA BAYERISCHE WARENVERMITTLUNG LANDWIRTSCHAFTLI
Security	D08232114	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	04-Jun-2009
ISIN	DE0005194062	Agenda	701926252 - Management
Item	Proposal	Type	Vote	For/Against Management

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THESE SHARES MAY BE BLOCKED
DEPENDING ON SOME SUBCUSTODIANS'-PROCESSING IN
THE MARKET. PLEASE CONTACT YOUR CLIENT SERVICE
REPRESENTATIVE TO-OBTAIN BLOCKING INFORMATION
FOR YOUR ACCOUNTS.
Non-Voting
1.	Presentation of the financial statements and annual report for the 2008 FY wit-h the report of the Supervisory Board, the Group financial statements and annu-al report	Non-Voting
2.
Resolution on the appropriation of the distributable profit of EUR
33,797,471.10 as follows: payment of a dividend of EUR 0.34 plus a special dividend of EUR 0.06 per entitled share EUR
20,241,640.30 shall be allocated to the other revenue reserves ex-
dividend and payable date: 05 JUN 2009
		Management	For	For
3.	Ratification of the acts of the Board of Managing Directors	Management	For	For
4.	Ratification of the acts of the Supervisory Board	Management	For	For
5.	Appointment of Auditors for the 2009 FY: Deloitte + Touche GmbH, Munich	Management	For	For

COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS
MEETING. A LINK TO THE COUNTER P-ROPOSAL
INFORMATION IS AVAILABLE IN THE MATERIAL URL
SECTION OF THE APPLICATIO-N. IF YOU WISH TO ACT ON
THESE ITEMS, YOU WILL NEED TO REQUEST A MEETING
ATTEN-D AND VOTE YOUR SHARES AT THE COMPANYS
MEETING.
Non-Voting

BG GROUP PLC
Security	G1245Z108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	18-May-2009
ISIN	GB0008762899	Agenda	701883337 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the annual report and the accounts	Management	For	For
2.	Approve the remuneration report	Management	For	For
3.	Declare the dividend	Management	For	For
4.	Elect Sir David Manning	Management	For	For
5.	Elect Mr. Martin Houston	Management	For	For
6.	Re-elect Sir. Robert Wilson	Management	For	For
7.	Re-elect Mr. Frank Chapman	Management	For	For
8.	Re-elect Mr. Ashley Almanza	Management	For	For
9.	Re-elect Mr. Jurgen Dormann	Management	For	For
10.	Re-appoint the Auditors	Management	For	For
11.	Approve the remuneration of the Auditors	Management	For	For
12.	Approve the political donations	Management	For	For
13.	Approve to increase the authorized share capital	Management	For	For
14.	Grant authority to allot shares	Management	For	For
S.15	Approve the disapplication of the pre-emption rights	Management	For	For
S.16	Grant authority to make market purchases of own ordinary shares	Management	For	For
S.17	Amend the existing Articles of Association	Management	For	For
S.18	Adopt the new Articles of Association	Management	For	For
S.19	Approve the notice periods for the general meeting	Management	For	For

BP P L C
Security	G12793108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	16-Apr-2009
ISIN	GB0007980591	Agenda	701833293 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the report of the Directors and the accounts for the YE 31 DEC 2008	Management	For	For
2.	Approve the Directors remuneration report for the YE 31 DEC 2008	Management	For	For
3.	Re-elect Mr. A. Burgmans as a Director	Management	For	For
4.	Re-elect Mrs. C. B. Carroll as a Director	Management	For	For
5.	Re-elect Sir William Castell as a Director	Management	For	For
6.	Re-elect Mr. I. C. Conn as a Director	Management	For	For
7.	Re-elect Mr. G. David as a Director	Management	For	For
8.	Re-elect Mr. E. B. Davis as a Director	Management	For	For
9.	Re-elect Mr. R. Dudley as a Director	Management	For	For
10.	Re-elect Mr. D. J. Flint as a Director	Management	For	For
11.	Re-elect Dr. B. E. Grote as a Director	Management	For	For
12.	Re-elect Dr. A. B. Hayward as a Director	Management	For	For
13.	Re-elect Mr. A. G. Inglis as a Director	Management	For	For
14.	Re-elect Dr. D. S. Julius as a Director	Management	For	For
15.	Re-elect Sir Tom McKillop as a Director	Management	For	For
16.	Re-elect Sir Ian Prosser as a Director	Management	For	For
17.	Re-elect Mr. P. D. Sutherland as a Director	Management	For	For
18.
Re-appoint Ernst & Young LLP as the Auditors from the
conclusion of this meeting until the conclusion of the next general meeting before which accounts are laid and to authorize the
Directors to fix the Auditors remuneration
		Management	For	For
S.19
Authorize the Company, in accordance with Section 163[3] of the
Companies Act 1985, to make market purchases [Section 163[3]]
with nominal value of USD 0.25 each in the capital of the
Company, at a minimum price of USD 0.25 and not more than 5%
above the average market value for such shares derived from the
London Stock Exchange Daily Official List, for the 5 business days preceding the date of purchase; [Authority expires at the
conclusion of the AGM of the Company in 2010 or 15 JUL 2010];
the Company, before the expiry, may make a contract to purchase ordinary shares which will or may be executed wholly or partly after such expiry
		Management	For	For
20.
Authorize the Directors by the Company's Articles of Association
to allot relevant securities up to an aggregate nominal amount equal to the Section 80 Amount of USD 1,561 million, ; [Authority expires the earlier of the conclusion of the next AGM in 2010 of the Company or 15 JUL 2010]
		Management	For	For
S.21
Authorize the Directors, pursuant to Section 89 of the Companies
Act 1985, to allot equity securities [Section 89] to the allotment of equity securities: a) in connection with a rights issue; b) up to an aggregate nominal amount of USD 234 million; [Authority expires the earlier of the conclusion of the next AGM in 2010 of the
Company or 15 JUL 2010];
		Management	For	For
S.22	Grant authority for the calling of general meeting of the Company by notice of at least 14 clear days	Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF ADDITIONAL COMMENT. IF Y-OU HAVE ALREADY SENT
IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
FORM UNLES-S YOU DECIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting
	PLEASE NOTE THAT RESOLUTION 15 IS NOT BEING COUNTED AT THE MEETING, AS MR. TOM-MCKILLOP IS NO LONGER STANDING AS DIRECTOR. THANK YOU.	Non-Voting

CAIRN ENERGY PLC
Security	G17528236	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	19-May-2009
ISIN	GB00B1RZDL64	Agenda	701917518 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the report and accounts for the YE 31 DEC 2008	Management	For	For
2.	Approve the Directors remuneration report contained in reports and accounts	Management	For	For
3.	Re-appoint Ernst and Young LLP as the Auditors and authorize the Directors to fix their remuneration	Management	For	For
4.	Appoint Mr. Lain McLaren as a Director	Management	For	For
5.	Appoint Dr. James Buckee as a Director	Management	For	For
6.	Re-elect Mr. Todd Hunt as a Director	Management	For	For
7.	Re-elect Dr. Mike Watts as a Director	Management	For	For
8.	Re-elect Mr. Phil Tracy as a Director	Management	For	For
9.	Re-elect Mr. Hamish Grossart as a Director	Management	For	For
10.	Authorize the Company to allot relevant securities pursuant to Section 80 of the Companies Act 1985	Management	For	For
S.11	Authorize the Company to allot equity securities or sell treasury shares pursuant to Section 95 of the Companies Act 1985	Management	For	For
S.12	Authorize the Company to make market purchases of the ordinary share capital of the Company	Management	For	For
S.13	Authorize the Company to hold EGM on 14 clear days notice	Management	For	For
14.	Adopt the Cairn Energy PLC Long Term Incentive Plan 2009	Management	For	For
15.	Adopt the Cairn Energy PLC approved Share Option Plan 2009	Management	For	For
16.	Adopt the Cairn Energy PLC unapproved Share Option Plan 2009	Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO DUE TO
CHANGE IN TEXT OF RESOLUTION-13. IF YOU HAVE
ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
THIS PROXY F-ORM UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting

CANFOR CORP NEW
Security	137576104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	30-Apr-2009
ISIN	CA1375761048	Agenda	701880797 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE "IN FAVOR" OR 'ABSTAIN' ONLY-FOR RESOLUTION NUMBERS 1.1 to 1.9 AND 2. THANK YOU	Non-Voting
	Receive and consider the report of the Directors and the consolidated financia-l statements of the Company and its subsidiaries for the FYE 31 DEC 2008 and t-he report of the Auditors thereon	Non-Voting
1.1	Elect Mr. Peter J.G. Bentley as a Director for the ensuing year	Management	For	For
1.2	Elect Mr. Glen Clark as a Director for the ensuing year	Management	For	For
1.3	Elect Mr. Ronald L. Cliff as a Director for the ensuing year	Management	For	For
1.4	Elect Mr. Michael J. Korenberg as a Director for the ensuing year	Management	For	For
1.5	Elect Mr. James A. Pattison as a Director for the ensuing year	Management	For	For
1.6	Elect Mr. Conrad A. Pinette as a Director for the ensuing year	Management	For	For
1.7	Elect Mr. James F. Shepard as a Director for the ensuing year	Management	For	For
1.8	Elect Mr. J.M. [Mack] Singleton as a Director for the ensuing year	Management	For	For
1.9	Elect Mr. Ross Smith as a Director for the ensuing year	Management	For	For
2.	Appoint PricewaterhouseCoopers LLP, Chartered Accountants, as the Auditors	Management	For	For
	Transact such other business	Non-Voting

CAP SA CAP COMPANIA DE ACEROS DEL PACIFICO
Security	P25625107	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	13-Apr-2009
ISIN	CLP256251073	Agenda	701881030 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the annual report, balance and financial statements for the YE 2008 as well as the report of Independent Auditors	Management	For	For
2.	Approve the dividends policy and proposal of earnings distribution	Management	For	For
3.	Appoint the Independent Auditors of the Company	Management	For	For
4.	Approve the compensation for the Directors	Management	For	For
5.	Approve the compensation for the Directors Committee Members and the corresponding budget	Management	For	For
6.	Appoint the rating agencies for the Company	Management	For	For
7.	Receive on operations referred to in Articles 44 and 93 of Law number 18,046 of Corporations	Management	For	For
8.	Other matters	Non-Voting

CAP SA CAP COMPANIA DE ACEROS DEL PACIFICO
Security	P25625107	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	13-Apr-2009
ISIN	CLP256251073	Agenda	701853702 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Approve to disregard the decision of increasing the capital for the amount of USD 550,000,000 and the issuance of 13,250,777
shares, without nominal value, as it was agreed during the
extraordinary shareholders meeting that took place on 04 AUG
2008, and consequently the capital of the Company will remain in
USD 379,443,645.64, represented by 149,448,112 shares without nominal value, totally subscribed and paid
		Management	For	For
2.	Amend the Articles 5 and 6 of the Social Statutes, and to revoke the unique transitory Article	Management	For	For
3.	Adopt the all other necessary agreements in order to implement the previous ones	Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN RECORD DATE. IF YOU HAVE-ALREADY SENT IN YOUR
VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YOU DE-CIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting

CAP SA CAP COMPANIA DE ACEROS DEL PACIFICO
Security	P25625107	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	30-Apr-2009
ISIN	CLP256251073	Agenda	701909876 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Elect and total replacement of the Members of the Board of Directors	Management	For	For

CERMAQ ASA
Security	R1536Z104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	20-May-2009
ISIN	NO0010003882	Agenda	701930124 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
1.	Opening of the meeting by the Chairman of the Board, including registration of the attending shareholders	Management	For	For
2.	Elect a person to sign the minutes together with the Chairman of the meeting	Management	For	For
3.	Approve the notice of the meeting and the proposed agenda	Management	For	For
4.	Approve the annual accounts and the Board's annual report for 2008, including the Group accounts, Group contribution and allocation of the annual results	Management	For	For
5.	Approve the Board's statement as to salaries and other remuneration of the Senior Management	Management	For	For
6.
Authorize the Board of Directors proxy, on behalf of the Company, to acquire own shares to a total nominal value of NOK
46,250,000, provided that the Company's total holding of own shares must not at any time exceed 5% of the outstanding shares in the Company; own shares may be acquired for the purpose of implementing an option programme and a share programme for all employees in the Cermaq Group, in accordance with the adoption of such programmes in the AGM in 2006; furthermore, own shares can be acquired for the purpose of being used as total or partial payment for acquisition of enterprises; own shares can be
acquired to maintain a standing reserve shareholding for the purposes mentioned in this resolution; the lower price limit for such share acquisition is NOK 10 and the higher price limit is NOK
300; acquisition of own shares is to be carried out on a stock exchange or using in another way with reference to the stock exchange price and in accordance with generally accepted
principles of fair treatment o
		Management	For	For
7.	Approve the remuneration to the Auditor of NOK 862,000 for 2008	Management	For	For
8.	Approve the remuneration to the Directors of the Board and the Members of the Election Committee	Management	For	For
9.	Elect the new Directors of the Board	Management	For	For
10.	Elect a new Member to the Election Committee	Management	For	For
11.a
PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:
approve to disclose the Company's social, environmental and
economic performance to the public by issuing annual
sustainability reports, sometimes known as a Corporate Social
Responsibility Report
		Shareholder	For	Against
11.b
PLEASE NOTE THAT THIS IS A SHAREHOLDER PROPOSAL:
approve to establish a committee or assign the Audit Committee to examine the Company's Management of operations as they
relate to disease management with special consideration
accorded to general environmental stewardship
		Shareholder	For	Against

CHAODA MODERN AGRICULTURE (HOLDINGS) LTD
Security	G2046Q107	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	KYG2046Q1073	Agenda	701992756 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' ONLY-FOR RESOLUTION 1. THANK YOU.	Non-Voting
1.
Approve to enter into the organic fertilizers supply agreement dated 15 MAY 2009 made between Fuzhou Chaoda Modern
Agriculture Development Company Limited and Fujian Chaoda
Agricultural Produce Trading Company Limited [the 2009
Agreement, as specified]; the proposed transactions [as specified]
subject to the proposed annual caps [as specified]; the proposed annual caps [as specified]; authorize the Directors of the
Company [the Directors] from time to time to approve and/or to enter into, on behalf of the Company, any matter or transactions at any time relating to or under the 2009 Agreement subject to the proposed annual caps [as specified]; and authorize each of the
Directors to sign, seal, execute, perfect and deliver all such documents, undertakings and deeds or to do anything on behalf of the Company which he or she may consider necessary, desirable or expedient for the purposes of or in connection with, the
implementation of the 2009 Agreement, the proposed transactions
[as specified] and/or the propose
		Management	For	For

CHINA AGRI-INDUSTRIES HLDGS LTD
Security	Y1375F104	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	24-Mar-2009
ISIN	HK0606037437	Agenda	701837328 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR "AGAINST" ONLY-FOR ALL THE RESOLUTIONS. THANK YOU.	Non-Voting
1.
Approve and ratify the execution of the Share Sale and Purchase
Agreement dated 17 FEB 2009 and entered into between the
Company and COFCO [Hong Kong] Limited in relation to the
purchase of all issued shares of Kindgain Limited ["Kindgain
Share Purchase Agreement"], a copy of which has been produced to the meeting marked "A" and initialed by the Chairman of the meeting for identification purpose, and the performance by the
Company thereof, and the transactions contemplated; and
authorize any 1 or more of the Directors to sign or execute such other documents or supplemental agreements or deeds on behalf of the Company and to do all such things and take all such actions as he or they may consider necessary or desirable for the purpose of giving effect to the Kindgain Share Purchase Agreement and completing the transactions contemplated therein with such
changes as any such Director(s) may consider necessary,
desirable or expedient; and to issue and allot 160,650,093 shares of HKD 0.10 each in the share capital
		Management	For	For
2.
Approve and ratify the execution of the Share Sale and Purchase
Agreement dated 17 FEB 2009 and entered into between the
Company and COFCO [Hong Kong] Limited in relation to the
purchase of all issued shares of Uptech Investments Limited
["Uptech Investments Share Purchase Agreement"], a copy of
which has been produced to the meeting marked "B" and initialed by the Chairman of the meeting for identification purpose, and the performance by the Company thereof, and the transactions
contemplated; and authorize any 1 or more of the Directors to sign or execute such other documents or supplemental agreements or deeds on behalf of the Company and to do all such things and take all such actions as he or they may consider necessary or desirable for the purpose of giving effect to the Uptech
Investments Share Purchase Agreement and completing the
transactions contemplated therein with such changes as any such
Director(s) may consider necessary, desirable or expedient; and
to issue and allot 15,113,975 shares of HKD 0.

3.
Approve and ratify the execution of the Share Sale and Purchase
Agreement dated 17 FEB 2009 and entered into between the
Company and COFCO [Hong Kong] Limited in relation to the
purchase of all issued shares of Cheerlink International Limited
["Cheerlink International Share Purchase Agreement"], a copy of which has been produced to the meeting marked "C" and initialed by the Chairman of the meeting for identification purpose, and the performance by the Company thereof, and the transactions
contemplated; and authorize any 1 or more of the Directors to sign or execute such other documents or supplemental agreements or deeds on behalf of the Company and to do all such things and take all such actions as he or they may consider necessary or desirable for the purpose of giving effect to the Cheerlink
International Share Purchase Agreement and completing the
transactions contemplated therein with such changes as any such
Director(s) may consider necessary, desirable or expedient; and
to issue and allot 73,489,345 shares of HKD 0.10 each in the share capital of the Company to COFCO [Hong Kong] Limited
upon the completion of the Cheerlink International Share
Purchase Agreement

4.
Approve and ratify the execution of the Share Sale and Purchase
Agreement dated 17 FEB 2009 and entered into between the
Company and COFCO [Hong Kong] Limited in relation to the
purchase of all issued shares of Parkwing Limited ["Parkwing
Share Purchase Agreement"], a copy of which has been produced to the meeting marked "D" and initialed by the Chairman of the meeting for identification purpose, and the performance by the
Company thereof, and the transactions contemplated; and
authorize any 1 or more of the Directors to sign or execute such other documents or supplemental agreements or deeds on behalf of the Company and to do all such things and take all such actions as he or they may consider necessary or desirable for the purpose of giving effect to the Parkwing Share Purchase Agreement and completing the transactions contemplated therein with such
changes as any such Director(s) may consider necessary,
desirable or expedient; and to issue and allot 14,373,070 shares of HKD 0.10 each in the share capital o

5.
Approve and ratify the execution of the Assets Purchase
Agreement dated 17 FEB 2009 and entered into between COFCO
Bio-chemical Energy [Gongzhuling] Company Ltd ["COFCO
Gongzhuling"] and Jilin COFCO Bio-chemical Company Ltd in
relation to the purchase of assets by COFCO Gongzhuling
["Assets Purchase Agreement"], a copy of which has been
produced to the meeting marked "E" and initialed by the Chairman of the meeting for identification purpose, and the performance by
COFCO Gongzhuling thereof, and the transactions contemplated;
authorize any 1 or more of the Directors to sign or execute such other documents or supplemental agreements or deeds and to do all such things and take all such actions as he or they may
consider necessary or desirable for the purpose of giving effect to the Assets Purchase Agreement and completing the transactions contemplated therein with such changes as any such Director(s)
may consider necessary, desirable or expedient

CHINA AGRI-INDUSTRIES HLDGS LTD
Security		Y1375F104	Meeting Type
Ticker Symbol			Meeting Date
ISIN		HK0606037437	Agenda
Item	Proposal
PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR "AGAINST" FOR-THIS RESOLUTION. THANK YOU.
1.
Approve the execution of the Joint Venture Agreement [the "JV
Agreement"] dated 16 MAR 2009 and entered into between Excel
Joy International Company Limited ["Excel Joy"] and COFCO
Limited in relation to the establishment of Tianjin COFCO Excel
Joy Lingang Storage Company Limited [the "New JV Co"], a copy of which as been produced to the meeting marked "A" and
initiated by the Chairman of the meeting for identification purpose, adoption of the articles of association of the New JV Co ["New JV
Articles"] and the performance by Excel Joy of the transactions contemplated; and authorize any 1 or more of the Directors of the
Company [the "Directors"] to sign or execute such other
documents or supplemental agreements or deeds on behalf of the
Company and to do all such things and take all such actions as he or they may consider necessary or desirable for the purpose of giving effect to the JV Agreement and the New JV Articles and the transactions contemplated therein with such changes as any
Director's may consider

CHINA AGRI-INDUSTRIES HLDGS LTD
Security	Y1375F104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	09-Jun-2009
ISIN	HK0606037437	Agenda	701924498 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE OF "ABSTAIN" WILL BE TREATED T-HE SAME AS A "TAKE NO ACTION" VOTE.	Non-Voting
1.	Receive, approve and adopt the audited consolidated financial statements of the Company and its subsidiaries and the reports of the Directors and the Auditors for the YE 31 DEC 2008	Management	For	For
2.	Approve a final dividend of HK 13.6 cents per share for the YE 31 DEC 2008	Management	For	For
3.a.i	Re-elect Mr. Ning Gaoning as an Non-Executive Director and the Chairman of the Board of Directors of the Company	Management	For	For
3.aii	Re-elect Mr. Lu Jun as an Executive Director of the Company	Management	For	For
3aiii	Re-elect Mr. Victor Yang as an Independent Non-Executive Director of the Company	Management	For	For
3.b	Authorize the Board of Directors of the Company to fix the above Executive Directors' and Non-Executive Directors remuneration	Management	For	For
4.	Re-appoint the Auditors and authorize the Board of Directors of the Company to fix their remunerations	Management	For	For
5.A
Authorize the Directors, subject to this resolution, to allot, issue and deal with additional shares in the capital of the Company or securities convertible into such shares, options, warrants or similar rights to subscribe for any shares in the Company, and to make and grant offers, agreements and options which would or might require the exercise of such power, agreements and options which would or might require the exercise of such power after the end of the relevant period, the aggregate nominal amount of share
capital allotted or agreed conditionally or unconditionally to be allotted [whether pursuant to an option or otherwise] by the
Directors pursuant to the approval in this resolution otherwise than pursuant to the shares of the Company issued as a result of a
Rights Issue [as specified in this resolution] or pursuant to the exercise of options under any existing share option scheme of the
Company or similar arrangement or any scrip dividend or similar arrangement providing for the allotment of shares
		Management	For	For
5.B
Authorize the Directors of the Company, subject to this resolution, to repurchase its own shares on the Stock Exchange of Hong
Kong Limited [the Stock Exchange] or on any other Stock
Exchange on which the securities of the Company may be listed and recognized by the securities and Futures Commission and the
Stock Exchange for this purpose, subject to and in accordance with all applicable laws and requirements of the Rules Governing the Listing of Securities on the Stock Exchange or of any other stock exchange on which the securities of the Company may be listed as amended from time to time, generally and
unconditionally, the aggregate nominal amount of shares of the
Company to be repurchased by the Company pursuant to this
resolution during the relevant period shall not exceed 10% of the aggregate nominal amount of the share capital of the Company in issue as at the date of passing of this resolution and the said approval shall be limited accordingly
		Management	For	For
5.C
Approve, conditional upon Resolutions 5A and 5B of the notice of
AGM of which this resolution forms part being passed, the
aggregate nominal amount of shares in the capital of the
Company which is repurchased by the Company under the
authority granted to the Directors as mentioned in such Resolution
5B shall be added to the aggregate nominal amount of share
capital that may be allotted or agreed conditionally or
unconditionally to be allotted by the Directors the Company
pursuant to such Resolution 5A, provided that the amount of share capital repurchased by the Company shall not exceed 10% of the total nominal amount of the share capital of the Company in issue on the date of this resolution
		Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF CONSERVATIVE RECORD DATE-. IF YOU HAVE ALREADY
SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
PROXY FORM-UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting

CHINA COAL ENERGY CO LTD
Security	Y1434L100	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	CNE100000528	Agenda	701903420 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the 2008 report of the Board of Directors of the Company [the Board of Directors]	Management	For	For
2.	Approve the 2008 report of the Supervisory Committee of the Company [the Supervisory Committee]	Management	For	For
3.	Approve the report of the Auditors and the Company's audited financial statements for the YE 31 DEC 2008	Management	For	For
4.	Approve the Profit Distribution Plan for the year 2008 as recommended by the Board of Directors and authorize the Board of Directors to implement such proposal	Management	For	For
5.	Approve the Company's 2009 capital expenditure budget	Management	For	For
6.	Approve the 2009 emoluments of the Directors and the Supervisors of the Company	Management	For	For
7.
Re-appoint PricewaterhouseCoopers Zhong Tian CPAs Limited
Company, as the Company's Domestic Auditor and
PricewaterhouseCoopers, Certified Public Accountants, as the
Company's International Auditor for the FY of 2009 and authorize the Board of Directors to determine their respective remunerations
		Management	For	For
S.8	Approve the proposed amendments to the Articles of Association of the Company, as specified	Management	For	For

CHINA PETE & CHEM CORP
Security	Y15010104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	22-May-2009
ISIN	CNE1000002Q2	Agenda	701888159 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 553790 DUE TO APPLICATION-OF CUMULATIVE VOTING
FOR RESOLUTION 8. ALL VOTES RECEIVED ON THE
PREVIOUS MEET-ING WILL BE DISREGARDED AND YOU
WILL NEED TO REINSTRUCT ON THIS MEETING NOTICE-.
THANK YOU.
Non-Voting
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' FOR-ALL THE RESOLUTIONS. THANK YOU.	Non-Voting
1.	Receive the report of the third Session of the Board of Directors of Sinopec Corporation [including the report of the Board of Directors of Sinopec Corporation for the year 2008]	Management	For	For
2.	Receive the report of the third Session of the Supervisory Committee of Sinopec Corporation [including the report of the Supervisory Committee of Sinopec Corporation for the year 2008]	Management	For	For
3.	Approve the audited accounts and audited consolidated accounts of Sinopec Corporation for the YE 31 DEC 2008	Management	For	For
4.	Approve the plan for allocating any surplus common reserve funds at amount of RMB 20 billion from the after-tax profits	Management	For	For
5.	Approve the profit distribution plan for the YE 31 DEC 2008	Management	For	For
6.	Re-appoint KPMG Huazhen and KPMG as the domestic and overseas Auditors of Sinopec Corporation for the year 2009, respectively, and authorize the Board of Directors to determine their remunerations	Management	For	For
7.	Authorize the Board of Directors to determine the interim profit distribution plan of Sinopec Corporation for 2009	Management	For	For

PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO THIS
RESOLUTION REGARDING THE EL-ECTION OF DIRECTORS.
STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR THIS
MEETING.-PLEASE CONTACT YOUR CLIENT SERVICE
REPRESENTATIVE IF YOU HAVE ANY QUESTIONS.
Non-Voting
8.1	Elect Mr. Su Shulin as a Director	Management	For	For
8.2	Elect Mr. Wang Tianpu as a Director	Management	For	For
8.3	Elect Mr. Zhang Yaocang as a Director	Management	For	For
8.4	Elect Mr. Zhang Jianhua as a Director	Management	For	For
8.5	Elect Mr. Wang Zhigang as a Director	Management	For	For
8.6	Elect Mr. Cai Xiyou as a Director	Management	For	For
8.7	Elect Mr. Cao Yaofeng as a Director	Management	For	For
8.8	Elect Mr. Li Chunguang as a Director	Management	For	For
8.9	Elect Mr. Dai Houliang as a Director	Management	For	For
8.10	Elect Mr. Liu Yun as a Director	Management	For	For
8.11	Elect Mr. Liu Zhongli as an Independent Non-Executive Director	Management	For	For
8.12	Elect Mr. Ye Qing as an Independent Non-Executive Director	Management	For	For
8.13	Elect Mr. Li Deshui as an Independent Non-Executive Director	Management	For	For
8.14	Elect Mr. Xie Zhongyu as an Independent Non-Executive Director	Management	For	For
8.15	Elect Mr. Chen Xiaojin as an Independent Non-Executive Director	Management	For	For
9.1	Elect Mr. Wang Zuoran as a Supervisor	Management	For	For
9.2	Elect Mr. Zhang Youcai as a Supervisor	Management	For	For
9.3	Elect Mr. Geng Limin as a Supervisor	Management	For	For
9.4	Elect Mr. Zou Huiping as a Supervisor	Management	For	For
9.5	Elect Mr. Li Yonggui as a Supervisor	Management	For	For
10.
Approve the Service Contracts between Sinopec Corporation and
Directors of the Fourth Session of the Board Directors and
Supervisors of the Fourth Session of the Supervisory Committee
[including emoluments provisions]
		Management	For	For
11.
Authorize the Secretary to the Board of Directors to, on behalf of
Sinopec Corporation, deal with all applications, approval,
registrations, disclosure and filings in relation to the reelection of
Directors and Supervisors
		Management	For	For
S.12	Amend the Articles of Association and its appendices of Sinopec Corporation	Management	For	For
S.13
Authorize the Secretary to the Board of Directors of Sinopec
Corporation to, on behalf of Sinopec Corporation, deal with all applications, approval, registrations and filing relevant to the proposed amendments to the Articles of Association and its
appendices
		Management	For	For
S.14
Authorize the Board of Directors of Sinopec Corporation to
determine the proposed plan for issuance of debt financing
instrument(s): it is proposed to the shareholders at the AGM, pursuant to the relevant regulations, within the maximum balance of the issuable bonds, namely after issuance, the relevant
accumulative debt financing instruments balance shall not exceed
40% of the latest total audited net assets of Sinopec Corporation, to determine issuance of debt financing instruments, principal of which shall not exceed 10% of the latest audited net assets of
Sinopec Corporation stated in the consolidated financial
statements prepared in accordance with the Accounting
Standards for Business Enterprises, on one issuance or several issuances, including but not limited to short term financial instruments and mid-term financial notes; to generally and to determine the terms and conditions and all other matters in
relation to the issuance of such debt financing instrument(s) based on the needs of Sinopec Corporatio
			Management	For	For
S.15
Authorize the Board of Directors of Sinopec Corporation a general mandate to issue new shares: in order to grant discretion to the
Board of Directors on the flexibility of issuance of new shares, to allot issue and deal with shares not exceeding 20% of the existing domestic listed shares and overseas listed foreign shares of
Sinopec Corporation however, notwithstanding the obtaining of the general mandate, any issue of domestic shares needs
shareholders' approval at shareholders' meeting in accordance with the relevant PRC Laws and regulations' it is resolved as follow: 1) Subject to paragraphs (3) and (4) and pursuant to the
Company Law [the "Company Law"] of the People's Republic of
			Management	For	For

China (the "PRC") and the listing rules of the relevant stock exchanges [as amended from time to time], to allot, issue and deal with shares during the Relevant Period and to determine the terms and conditions for the allotment and issue of new shares including the following terms: a) class and number of new shares to be issued; b) price determination method of new shares and/or issue price [including price range]; c) the starting and closing dates for the issue; d) class and number of the new shares to be issued to existing shareholders; and e) the making or granting of offers, agreements and options which might require the exercise of such powers; 2) to make or grant offers, agreements and options which would or might require the exercise of such powers after the end of the relevant period; 3) the aggregate nominal amount of new domestic listed shares and new overseas listed foreign shares allotted, issued and dealt with or agreed conditionally or
unconditionally to be allotted, issued and dealt with [wheth

CHINA SHENHUA ENERGY CO LTD
Security		Y1504C113	Meeting Type	Class Meeting
Ticker Symbol			Meeting Date	05-Jun-2009
ISIN		CNE1000002R0	Agenda	701912671 - Management
Item	Proposal		Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE ''IN FAVOR" OR "AGAINST" FOR-THE BELOW RESOLUTION. THANK YOU.		Non-Voting
S.1
Authorize the Board of Directors to, by reference to market
conditions and in accordance with needs of the Company, to
repurchase domestic shares [A shares] not exceeding 10% of the number of domestic shares [A shares] in issue at the time when this resolution is passed at AGM and the relevant resolutions is passed at class meetings of shareholders, pursuant to PRC laws and regulations, and for repurchases of domestic shares [A
shares], the Company will seek further approval from its
shareholders in general meeting for each repurchase of domestic shares [A shares] even where the general mandate is granted, but will not be required to seek shareholders' approval at class meetings of domestic share [A share] shareholders or overseas-
listed foreign invested share [H share] shareholders, and to formulate and implement detailed repurchase plan, including but not limited to repurchase price, number of shares to repurchase, time of repurchase and period of repurchase etc; to notify
creditors in accordance with the
			Management	For	For

CHINA SHENHUA ENERGY CO LTD
Security		Y1504C113	Meeting Type	Annual General Meeting
Ticker Symbol			Meeting Date	05-Jun-2009
ISIN		CNE1000002R0	Agenda	701912669 - Management
Item	Proposal		Type	Vote	For/Against Management
PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' FOR-ALL RESOLUTIONS. THANK YOU.	Non-Voting
1.	Approve the report of the Board of Directors of the Company for the YE 31 DEC 2008	Management	For	For
2.	Approve the report of the Board of Supervisors of the Company for the YE 31 DEC 2008	Management	For	For
3.	Approve the audited financial statements of the Company for the YE 31 DEC 2008	Management	For	For
4.
Approve the Company's Profit Distribution Plan for the YE 31 DEC
2008: i.e. final dividend for the YE 31 DEC 2008 in the amount of
RMB 0.46 per share [inclusive to tax] be declared and distributed, the aggregate amount of which is approximately RMB
9,149,000,000
		Management	For	For
5.
Approve the remuneration of the Directors and Supervisors of the
Company for the YE 31 DEC 2008: i.e. aggregate remuneration of the Executive Directors is in the amount of RMB 843,181;
aggregate remuneration of the Non-Executive Directors is in the amount of RMB 1,350,000, of which the aggregate remuneration of the Independent Non-Executive Directors is in the amount of
RMB 1,350,000, the Non-Executive Directors [other than the
Independent Non-Executive Directors] are remunerated by
Shenhua Group Co., Limited and are not remunerated by the
Company; remuneration of the Supervisors is in the amount of
RMB 1,076,879
		Management	For	For
6.
Re-appoint KPMG Huazhen and KPMG as the PRC and
International Auditors respectively of the Company for 2009, the term of such re-appointment shall continue until the next AGM, and authorize a Committee comprising of Mr. Zhang Xiwu, Mr.
Ling Wen and Mr. Chen Xiaoyue, all being Directors of the
Company, to determine their remuneration
		Management	For	For
7.	Appoint Mr. Gong Huazhang as an Independent Non-Executive Director of the Company	Management	For	For
8.
Approve the Coal Supply Framework Agreement dated 27 MAR
2009 entered into between the Company and Shaanxi Province
Coal Transportation and Sales [Group] Co Ltd, the proposed
annual caps of RMB 4,825,600,000 for the YE 31 DEC 2009 and
RMB 6,110,000,000 for the YE 31 DEC 2010 thereto and the
transactions contemplated thereunder
		Management	For	For
S.9
Approve the proposed amendments to the Articles of Association of the Company [as specified], and authorize a Committee
comprising of Mr. Zhang Xiwu and Mr. Ling Wen, all being
Directors of the Company, to, after passing of this resolution, carry out further amendments to the Articles of Association of the
Company as they may consider necessary and appropriate at the request of relevant regulatory authorities in the course of filing the
Articles of Association with such regulatory authorities
		Management	For	For
S.10
Approve a general mandate to the Board of Directors to, by
reference to market conditions and in accordance with needs of the Company, to allot, issue and deal with, either separately or concurrently, additional domestic shares [A Shares] and overseas-
listed foreign invested shares [H Shares] not exceeding 20% of each of the number of domestic shares [A Shares] and the
number of overseas-listed foreign invested shares [H Shares] in issue at the time of passing this resolution at AGM; pursuant to
PRC laws and regulations, the Company will seek further approval from its shareholders in general meeting for each issuance of domestic shares [A Shares] even where this general mandate is approved; authorize the Board of Directors to [including but not limited to the following]: (i) formulate and implement detailed issuance plan, including but not limited to the class of shares to be issued, pricing mechanism and/or issuance price [including price range], number of shares to be issued, allottees and use of
proceeds,
		Management	For	For
S.11
Approve a general mandate to the Board of Directors to, by
reference to market conditions and in accordance with needs of the Company, to repurchase domestic shares [A Shares] not
exceeding 10% of the number of domestic shares [A Shares] in issue at the time when this resolution is passed at AGM and the relevant resolutions are passed at class meetings of shareholders;
pursuant to PRC laws and regulations, and for repurchases of domestic shares [A Shares], the Company will seek further
approval from its shareholders in general meeting for each
repurchase of domestic shares [A Shares] even where the general mandate is granted, but will not be required to seek shareholders'
approval at class meetings of domestic share [A Share]
shareholders or overseas-listed foreign invested share [H Share]
shareholders; by reference to market conditions and in
accordance with needs of the Company, to repurchase overseas-
listed foreign invested shares [H Shares] not exceeding 10% of the number of overseas-listed foreign inves
		Management	For	For

relevant resolutions are passed at class meetings of shareholders;
authorize the Board of Directors to [including but not limited to the following]: (i) formulate and implement detailed repurchase plan, including but not limited to repurchase price, number of shares to repurchase, time of repurchase and period of repurchase etc; (ii)
notify creditors in accordance with the PRC Company Law and
Articles of Association of the Company; (iii) open overseas share accounts and to carry out related change of foreign exchange registration procedures; (iv) carry out relevant approval
procedures required by regulatory authorities and venues in which the Company is listed, and to carry out filings with the China
Securities Regulatory Commission; (v) carry out cancelation
procedures for repurchased shares, decrease registered capital, and to make corresponding amendments to the Articles of
Association of the Company relating to share capital and
shareholdings etc, and to carry out statutory registrations and filings withi

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF CONSERVATIVE RECORD DATE-. IF YOU HAVE ALREADY
SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
PROXY FORM-UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting

CHINA STL CORP
Security	Y15041109	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	19-Jun-2009
ISIN	TW0002002003	Agenda	701977576 - Management
Item	Proposal	Type	Vote	For/Against Management
1.1	The 2008 business reports	Non-Voting
1.2	The 2008 audited reports reviewed by Supervisors	Non-Voting
1.3	The issuance status of local convertible bond	Non-Voting
1.4	The status of 2008 Treasury Stock Buyback	Non-Voting
2.1	Ratify the 2008 business and financial reports	Management	For	For
2.2	Ratify the 2008 earnings distribution proposal [proposed cash dividend: TWD 1.3/sharers]	Management	For	For
2.3	Approve to raise capital by issuing new shares from earnings [proposed STK dividend: 43shares / 1000shares]	Management	For	For
2.4	Approve to revise the Articles of Incorporation	Management	For	For
2.5	Approve to revise the procedures of acquisition or disposal of asset	Management	For	For
2.6	Approve the procedures of endorsements and guarantees	Management	For	For
2.7	Approve to release the Directors from non-competition duties	Management	Against	Against
2.8	Other issues and extraordinary motions	Management	For	Against

CNOOC LTD
Security	Y1662W117	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	27-May-2009
ISIN	HK0883013259	Agenda	701902163 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE OF "ABSTAIN" WILL BE TREATED T-HE SAME AS A "TAKE NO ACTION" VOTE.	Non-Voting
A.1	Receive and approve the audited statement of accounts together with the report of the Directors and Independent Auditors report thereon for the YE 31 DEC 2008	Management	For	For
A.2	Declare a final dividend for the YE 31 DEC 2008	Management	For	For
A.3.1	Re-elect Mr. Wu Guangqi as an Executive Director	Management	For	For
A.3.2	Re-elect Mr. Cao Xinghe as a Non-executive Director	Management	For	For
A.3.3	Re-elect Mr. Wu Zhenfang as a Non-executive Director	Management	For	For
A.3.4	Re-elect Dr. Edgar W.K. Cheng as an Independent Non-Executive Director	Management	For	For
A.3.5	Authorize the Board of Directors to fix the remuneration of each of the Directors	Management	For	For
A.4	Re-appoint the Company's Independent Auditors and authorize the Board of Directors to fix their remuneration	Management	For	For
B.1
Authorize the Directors, subject to this resolution, during the
Relevant Period [as hereinafter specified], to repurchase shares in the capital of the Company on The Stock Exchange of Hong Kong
Limited [the Stock Exchange] or on any other exchange on which the shares of the Company may be listed and recognized by the
Securities and Futures Commission of Hong Kong and The Stock
Exchange for this purpose [Recognized Stock Exchange], subject to and in accordance with all applicable Laws, Rules and
regulations and the requirements of the Rules Governing the
Listing of Securities on the Stock Exchange of Hong Kong Limited
[the Listing Rules], or of any other Recognized Stock Exchange and the articles of association [the Articles] of the Company; the aggregate nominal amount of shares of the Company which the
Company is authorized to repurchase pursuant to the approval in this resolution shall not exceed 10% of the aggregate nominal amount of the share capital of the Company in issue as at the date of the passing o
		Management	For	For
B.2
Authorize the Directors, subject to the following provisions of this resolution, during the Relevant Period [as hereinafter specified], to allot, issue and deal with additional shares in the capital of the
Company and to make or grant offers, agreements and options
[including bonds, notes, warrants, debentures and securities convertible into shares of the Company] which would or might require the exercise of such powers be and is hereby generally and unconditionally approved; to make or grant offers,
agreements and options [including bonds, notes, warrants,
debentures and securities convertible into shares of the Company]
which would or might require the exercise of such powers after the
		Management	For	For

end of the Relevant Period; the aggregate nominal amount of
share capital of the Company allotted or agreed conditionally or unconditionally to be allotted, issued or dealt with [whether pursuant to an option or otherwise] by the Directors pursuant to the approval in this resolution, otherwise than pursuant to: i) a
Rights Issue [as hereinafter specified]; ii) an issue of shares pursuant to any specific authority granted by shareholders of the
Company in general meeting, including upon the exercise of rights of subscription or conversion under the terms of any warrants issued by the Company or any bonds, notes, debentures or
securities convertible into shares of the Company; iii) an issue of shares pursuant to the exercise of any option granted under any share option scheme or similar arrangement for the time being adopted by the Company and/or any of its subsidiaries; iv) any scrip dividend or similar arrangement providing for the allotment of shares in lieu of the whole or part of a dividend on shares of th

B.3
Authorize the Directors, subject to the passing of the Resolutions
Numbered B.1 and B.2, to allot, issue and deal with additional shares of the Company pursuant to Resolution Numbered B.2 be and hereby extended by the addition to it of an amount
representing the aggregate nominal amount of the shares in the capital of the Company which are repurchased by the Company
pursuant to and since the granting to the Company of the general mandate to repurchase shares in accordance with resolution
numbered B1 set out in this notice, provided that such extended amount shall not exceed 10% of the aggregate nominal amount of the share capital of the Company in issue as at the date of the passing of this resolution
		Management	For	For
S.C.1	Amend Article 85 of the Articles of Association of the Company as specified	Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN THE TEXT OF THE COMMENT.-IF YOU HAVE ALREADY
SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
PROXY FORM U-NLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting

COMPANIA ESPANOLA DE PETROLEOS SA CEPSA, MADRID
Security	E44902166	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	ES0132580319	Agenda	701962234 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE A SE-COND CALL ON 27
JUN 2009 CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
WILL REMAIN VA-LID FOR ALL CALLS UNLESS THE AGENDA
IS AMENDED. THANK YOU.
Non-Voting
1.	Approve the annual account, the Management report and the Board Management of the Company and the consolidated group, application of the 2008 result	Management	For	For
2.1	Ratify Mr. Santiago Bergareche Busquets as Board Member	Management	For	For
2.2	Ratify Mr. Joel Vigneras as Board Member	Management	For	For
2.3	Ratify Mr. Jean-Luc Guiziou as Board Member	Management	For	For
2.4	Re-elect Mr. Juan Rodriguez Inciarte as Board Member	Management	For	For
2.5	Re-elect Mr. Ernesto Mata Lopez as Board Member	Management	For	For
3.	Appoint or ratify in this case of the Company's Administrators	Management	For	For
4.	Approve to renew the powers for issue bonds, promissory notes and other fixed income securities	Management	For	For
5.	Approve the modification of the Article 26 and 51 of the meeting Bylaws	Management	For	For
6.	Re-elect Deloitte as an External Auditor	Management	For	For
7.	Approve the delegation of powers to public the agreements adopted in the meeting	Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF AUDITOR'S NAME IN RESOLU-TION 6. IF YOU HAVE
ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN
THIS PROX-Y FORM UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting

DAIO PAPER CORPORATION
Security	J79518114	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	JP3440400004	Agenda	702013486 - Management
Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Profits	Management	For	For
2
Amend Articles to: Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated Laws and
Regulations, Allow Use of Electronic Systems for Public
Notifications, Expand Business Lines
		Management	For	For
3.1	Appoint a Director	Management	For	For
3.2	Appoint a Director	Management	For	For
3.3	Appoint a Director	Management	For	For
3.4	Appoint a Director	Management	For	For
3.5	Appoint a Director	Management	For	For
3.6	Appoint a Director	Management	For	For
3.7	Appoint a Director	Management	For	For
3.8	Appoint a Director	Management	For	For
3.9	Appoint a Director	Management	For	For
3.10	Appoint a Director	Management	For	For
3.11	Appoint a Director	Management	For	For
3.12	Appoint a Director	Management	For	For
3.13	Appoint a Director	Management	For	For
3.14	Appoint a Director	Management	For	For
3.15	Appoint a Director	Management	For	For
3.16	Appoint a Director	Management	For	For
3.17	Appoint a Director	Management	For	For
3.18	Appoint a Director	Management	For	For
4	Appoint a Corporate Auditor	Management	For	For
5	Approve Provision of Retirement Allowance for Directors	Management	For	For

EMPRESAS CMPC SA
Security	P3712V107	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	27-Mar-2009
ISIN	CL0000001314	Agenda	701840337 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve to pronounce about the annual report, annual financial statements, and the External Auditors report, corresponding to the last FY ended 31 DEC 2008	Management	For	For
2.	Approve the distribution of the revenues corresponding to 2008 exercise, and the distribution of final dividend Number 245	Management	For	For
3.	Approve to inform about agreements reached by the Board of Directors, according to Article 44 of the Law 18.046	Management	For	For
4.	Approve to designate the External Auditors, and the risk classifying agents	Management	For	For
5.	Approve to submit the remuneration of the Board of directors, and the remuneration and budget of Committee Directors	Management	For	For
6.	Approve to provide information regarding the dividends policy	Management	For	For
7.	Transact any other business	Non-Voting
EMPRESAS CMPC SA
Security	P3712V107	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	27-Mar-2009
ISIN	CL0000001314	Agenda	701837049 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Approve the exchange of the currency currently used to report the social capital, and the financial statements of the Company, from
Chilean Pesos to United States Dollars, with effective date 01 JAN
2009, in order to comply with the new requirements established by the international norms of financial information IFRS
		Management	For	For
2.	Approve to provide a merged and systematized report of the By Laws of the Company	Management	For	For
3.	Approve to grant the necessary Powers of Attorney and the agreements deemed necessary, in order to materialize and make effective all the decisions taken during this meeting	Management	For	For

ENERGY RESOURCES OF AUSTRALIA LTD ERA
Security	Q35254111	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	22-Apr-2009
ISIN	AU000000ERA9	Agenda	701854538 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	To Chairman and Chief Executive review	Non-Voting
2.	To receive and consider the financial report for the YE 31 DEC 2008, and the r-elated Directors' report, Directors' declaration and Auditor's report	Non-Voting
3.	Approve the remuneration report for the FYE 31 DEC 2008	Management	For	For
4.I	Elect Mr. Chris Salisbury as a Director, who retires in accordance with Rule 3.7 of the Company's Constitution	Management	For	For
4.II	Re-elect Dr. David Klingner as a Director, who retires by rotation in accordance with Rule 3.7 of the Company's Constitution	Management	For	For
	ANY INDIVIDUAL OR RELATED PARTY TO ANY SPECIFIC VOTE EXCLUSION WHICH HAS OBTAI-NED BENEFIT OR DOES EXPECT TO OBTAIN FUTURE BENEFIT SHOULD NOT VOTE (OR VOTE "-ABSTAIN") FOR THE RELEVANT PROPOSAL ITEMS.	Non-Voting

ENI S P A
Security	T3643A145	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	29-Apr-2009
ISIN	IT0003132476	Agenda	701872372 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE A SE-COND CALL ON 30
APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
WILL REMAIN V-ALID FOR ALL CALLS UNLESS THE AGENDA
IS AMENDED. PLEASE BE ALSO ADVISED THAT Y-OUR
SHARES WILL BE BLOCKED UNTIL THE QUORUM IS MET OR
THE MEETING IS CANCELLED-. THANK YOU.
Non-Voting
1.	Approve the balance sheet as of 31 DEC 2008 of ENI SPA, consolidated balance sheet as of 31 DEC 2008, Directors, Board of Auditors and auditing Company's reporting	Management	For	For
2.	Approve the profits of allocation	Management	For	For

ERAMET SA, PARIS
Security	F3145H130	Meeting Type	MIX
Ticker Symbol		Meeting Date	13-May-2009
ISIN	FR0000131757	Agenda	701927874 - Management
Item	Proposal	Type	Vote	For/Against Management

French Resident Shareowners must complete, sign and forward
the Proxy Card dir-ectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions.     The followin-g applies to Non-
Resident Shareowners:   Proxy Cards: Voting instructions will-be
forwarded to the Global Custodians that have become Registered
Intermediar-ies, on the Vote Deadline Date. In capacity as
Registered Intermediary, the Gl-obal Custodian will sign the Proxy
Card and forward to the local custodian. If-you are unsure whether your Global Custodian acts as Registered Intermediary,-please contact your representative
Non-Voting
	PLEASE NOTE IN THE FRENCH MARKET THAT THE ONLY VALID VOTE OPTIONS ARE "FOR" AN-D "AGAINST" A VOTE OF "ABSTAIN" WILL BE TREATED AS AN "AGAINST" VOTE.	Non-Voting

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 555616 DUE TO DELETION OF-RESOLUTION. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AND-YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
O.1	Approve, having considered the reports of the Board of Directors and the Auditors, the Company's financial statements for the YE 31 DEC 2008, as presented	Management	For	For
O.2	Approve, having heard the reports of the Board of Directors and the Auditors, the consolidated financial statements for the said FY, in the form presented to the meeting	Management	For	For
O.3	Approve, after hearing the special report of the Auditors on agreements governed by Article L.225-38 et sequence, of the French Commercial Code, the said report and the agreements referred to there in	Management	For	For
O.4
Approve the recommendations of the Board of Directors and
resolves that the income for the FY be appropriated as follows:
earnings for the FY: EUR 148,158,539.81 prior retained earnings:
EUR 471,251,378.41 [including EUR 1,863,215.96 corresponding to the voted but un-paid dividend of the shares self held by Eramet on the date of the dividend payment carried out in 2008] legal reserve: 94,521.04 distributable income: EUR 619,315,397.18
global dividend: EUR 137,629,962.75, retained earnings: EUR
481,685,434.43 the shareholders will receive a net dividend of
EUR 5.25 per share, this dividend will be paid on 25 MAY, 2009, as required by Law, it is reminded that, for the last 3 FY, the dividends paid, were as follows: EUR 2.10 for FY 2005 ,EUR 2.90 for FY 2006 ,EUR 6.00 for FY 2007
		Management	For	For
O.5	Approve to renew the appointment of Mr. Harold Martin as a Director for period of 4 years	Management	For	For
O.6	Approve to renew the appointment of Mr. Jean-Herve Lorenzi as a Director for period of 4 years	Management	For	For
O.7
Approve to renew for a 6-year period, the appointment of the firm of Ernst and Young Audit, represented by Mr. Aymeric de
Lamorandiere, as a statutory Auditor and the Company Auditex as a Deputy Auditor
		Management	For	For
O.8	Approve to renew for a 6-year period, the appointment of the firm of Deloitte Et Associes represented by Mr. Alain Penanguer, as a statutory Auditor and the Company B.E.A.S. as a Deputy Auditor	Management	For	For
O.9
Authorize the Board of Directors to trade, including during a period of a public offering, and by all means, in the Company's shares on the stock market, subject to the conditions described below:
maximum purchase price: EUR 500.00, maximum number of
shares to be acquired: 10% of the share capital, maximum funds invested in the share buybacks: EUR 1,310,869,000.00, and to take all necessary measures and accomplish all necessary
formalities
		Management	For	For
E.10
Authorize the Board of Directors, under the suspensive condition of the adoption of Resolution 9, to reduce the share capital, on 1 or more occasions and at its sole discretion, by canceling all or part of the shares held by the Company in connection with a stock repurchase plan, up to a maximum of 10% of the share capital,
[Authority expires at the end of 26 month period]; this delegation of powers supersedes any and all earlier delegations to the same effect, and take all necessary measures and accomplish all
necessary formalities
		Management	For	For
E.11
Authorize the Board of Directors to increase on 1 or more
occasions and at its sole discretion, in France or abroad, the share capital up to a maximum nominal amount of EUR
24,000,000.00, by issuance, with the shareholders' preferred subscription rights maintained, of shares, various securities and equity warrants, to take all necessary measures and accomplish all necessary formalities, the shareholders' meeting delegates to the board of directors all powers to charge the share issuance costs against the related premiums and deduct from the premiums the amounts necessary to raise the legal reserve to one tenth of the new capital after each increase, this delegation of powers supersedes any and all earlier delegations to the same effect, this delegation is given for the period in accordance with the legal requirements
		Management	For	For
E.12
Authorize in order to increase the share capital, in 1 or more occasions, by a maximum nominal amount of EUR 24,000,000.00, either by way of capitalizing reserves, profits, premiums or othermeans, provided that such capitalization is allowed by law and under the By-Laws, or also by the combination with a share capital increase to be paid in cash carried out by virtue of
Resolution 11, and by issuing bonus shares or raisin g the par value of existing shares, or by a combination of these methods, and to take all necessary measures and accomplish all necessary formalities, this delegation of powers supersedes any and all earlier delegations to the same effect, this delegation is given for the period in accordance with the legal requirements
		Management	For	For
E.13
Authorize the Board of Directors to increase on 1 or more
occasions, in France or abroad, the share capital up to a
maximum nominal a mount of EUR 24,000,000.00, with
cancellation of the shareholders' preferred subscription rights, by:
the issuance carried out by the Company, of new shares to
subscribe, securities [other than shares giving right to the allocation of equities], and equity warrants, the issuance carried out by its related Companies, of bonds with warrants to subscribe shares in the Eramet Company, and securities giving access to the allocation of equities, and to take all necessary measures and accomplish all necessary formalities, the shareholders' meeting delegates to the board of directors all powers to charge the share issuance
		Management	For	For
E.14	Approve to authorize the capital increase of up to 10% of issued capital for future acquisitions	Management	For	For
E.15	Approve to set global limit for capital increase to result from all issuance requests at EUR 24 Million	Management	For	For
E.16	Approve the Board to issue shares in the event of a public tender offer or share exchange offer	Management	For	For
E.17	Approve the Employee Stock Purchase Plan	Management	For	For
E.18	Approve to authorize up to 85,000 Shares for use in Restricted Stock Plan	Management	For	For
E.19	Authorize filing of required documents/other formalities	Management	For	For

EREGLI DEMIR VE CELIK FABRIKALARI TURK ANONIM SIRK
Security	M40710101	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	30-Mar-2009
ISIN	TRAEREGL91G3	Agenda	701847494 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
POWER OF ATTORNEY (POA) SIGNED BY T-HE BENEFICIAL
OWNER IS REQUIRED IN ORDER TO LODGE AND EXECUTE
YOUR VOTING INST-RUCTIONS IN THIS MARKET. ABSENCE
OF A POA MAY CAUSE YOUR INSTRUCTIONS TO BE RE-
JECTED. CERTAIN GLOBAL CUSTODIANS HAVE A GLOBAL
CUSTODIAN POAs IN PLACE WHICH-WOULD ELIMINATE THE
NEED FOR THE BO POA. IF YOU HAVE NOT SUBMITTED ANY
POAs FO-R THIS MARKET BEFORE, PLEASE CONTACT
YOUR GLOBAL CUSTODIAN BANK TO SEE IF THEY-HAVE A
POA IN PLACE FOR YOUR ACCOUNTS. THANK YOU.
Non-Voting
	PLEASE NOTE THAT THIS IS AN OGM. THANK YOU.	Non-Voting
1.	Opening and elect the Presidential Board	Management	For	For
2.	Authorize the Chairmanship to sign the minutes of the meeting	Management	For	For
3.	Approve the activities and accounts of 2008, reading and deliberation of the Board of Directors, Auditor's report and the brief Independent Auditing report	Management	For	For
4.	Approve the balance sheet and income statements for year 2008 and decision on profit distribution proposal	Management	For	For
5.	Approve to absolve the Board Members and the Auditors	Management	For	For
6.	Approve to determine monthly gross salaries of the Board Members and the Auditors	Management	For	For
7.	Elect the Board Members	Management	For	For
8.	Elect the Auditors	Management	For	For
9.	Approve the Independent Auditing Company	Management	For	For
10.	Authorize the Board Members according to the Articles 334 and 335 of the Turkish Commercial Code	Management	For	For
11.	Approve the presentation of information to the general assembly about the donation and contributions during the year	Management	For	For
12.	Approve the presentation of information to the general assembly about the public information regulation	Management	For	For
13.	Wishes and Hopes	Management	For	For

EVRAZ GROUP SA, LUXEMBOURG
Security	30050A202	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	15-May-2009
ISIN	US30050A2024	Agenda	701945757 - Management
Item	Proposal	Type	Vote	For/Against Management
1.1	Approve the report of the Statutory Auditor on the stand-alone accounts as per 31 DEC 2008	Management	For	For
1.2	Approve the stand-alone accounts audited by the External Auditor of the Company as per 31 DEC 2008	Management	For	For
1.3
Approve to allocate the results for the period ending on 31 DEC
2008 as specified: in order to comply with applicable laws, the
Company will procure allocation of 5% of net profit to the legal reserve until such reserve reach 10% of the share capital, no additional allocations or distribution of profit in form of the annual dividends for 2008 shall be made
		Management	For	For
2.1	Approve the reports of the Board of Directors and the External Auditor on the consolidated accounts as per 31 DEC 2008	Management	For	For
2.2	Approve the consolidated accounts audited by the External Auditor for the year ending on 31 DEC 2008	Management	For	For
3.	Grant discharge: i) the Directors of the Company, (ii) the Statutory Auditor and (iii) the External Auditor for the execution of their mandate until 31 DEC 2008	Management	Abstain	Against
41A.1	Appoint Mr. Alexander Abramov as a Company Director, for a period ending immediately after the approval of the annual accounts of the Company covering the period 01 JAN 2009-31 DEC 2009	Management	For	For
41A.2	Appoint Mr. Otari Arshba as a Company Director, for a period ending immediately after the approval of the annual accounts of the Company covering the period 01 JAN 2009-31 DEC 2009	Management	For	For
41A.3	Appoint Mr. Gennady Bogolyubov as a Company Director, for a period ending immediately after the approval of the annual accounts of the Company covering the period 01 JAN 2009-31 DEC 2009	Management	For	For
41A.4	Appoint Mr. James W. Campbell as a Company director, for a period ending immediately after the approval of the annual accounts of the Company covering the period 01 JAN 2009-31 DEC 2009	Management	For	For
41A.5	Appoint Mr. Philippe Delaunois as a Company Director, for a period ending immediately after the approval of the annual accounts of the Company covering the period 01 JAN 2009-31 DEC 2009	Management	For	For
41A.6	Appoint Mr. Alexander Frolov as a Company Director, for a period ending immediately after the approval of the annual accounts of the Company covering the period 01 JAN 2009-31 DEC 2009	Management	For	For
41A.7	Appoint Ms. Olga Pokrovskaya as a Company Director, for a period ending immediately after the approval of the annual accounts of the Company covering the period 01 JAN 2009-31 DEC 2009	Management	For	For
41A.8	Appoint Mr. Terry J. Robinson as a Company Director, for a period ending immediately after the approval of the annual accounts of the Company covering the period 01 JAN 2009-31 DEC 2009	Management	For	For
41A.9	Appoint Mr. Eugene Shvidler as a Company Director, for a period ending immediately after the approval of the annual accounts of the Company covering the period 01 JAN 2009-31 DEC 2009	Management	For	For
41A10	Appoint Mr. Eugene Tenenbaum as a Company Director, for a period ending immediately after the approval of the annual accounts of the Company covering the period 01 JAN 2009-31 DEC 2009	Management	For	For
4.1.B	Appoint Ms. Alexandra Trunova as a Statutory Auditor of the Company until approval of the annual accounts of the Company covering the period of 01 JAN 2009-31 DEC 2009	Management	For	For
4.1.C	Appoint Ernst & Young as an External Auditor of the Company until approval of the annual accounts of the Company covering the period of 01 JAN 2009-31 DEC 2009	Management	For	For
4.2
Approve to determine the level of remuneration of all the Directors of the Company [with exception for Mr. Otari Arshba] to be fixed for all Management services rendered in respect of each FY and being a flat annual fee of USD 150,000 payable by monthly
installments of USD 12,500 payable on the 25th day of each
calendar month, in addition to the aforementioned, any Director may get an additional compensation for (a) serving as a Chairman on one or more of the Board Committees created and/or to be
created by the Board of Directors pursuant to the Articles of
Associations of the Company, in such case, such Director will be granted a fee payable by the Company together with the annual fees in the amount of USD 50,000, payable in monthly
installments of USD 4,166.66; and (b) participating as the Member of the Board Committees for the fee of USD 24,000 payable in monthly installments of USD 2,000 for the avoidance of doubt, the fees payable for the Chairmanship of the Committee shall exclude the right to claim the
		Management	Abstain	Against
4.3
Approve to determine the remuneration of Mr. Alexander V. Frolov
[as the Managing Director/Chief Executive Officer of the
Company, subject to his election by the Board of Directors at the meeting immediately following the AGM] consisting of the
following: (i) the Directors fee as stated in paragraph 4.2 above plus any applicable fees for participation in the work of the Board
Committees; and (ii) a bonus [which the Company is in no
obligation to pay and if the Company shall pay a bonus in any one year, this shall not give rise to a contractual entitlement to a bonus in future years] subject to the discretion of the Remuneration
Committee of the Company and approval by the Board of
Directors of the Company, the bonus contemplated is subject to the achievement of a performance condition based on the target value figures set out by the Board of Directors for the Chairman of
the Board as to the key performance indicators
		Management	Abstain	Against
4.4
Authorize the Managing Director/Chief Executive Officer of the
Company to sign the Management Service Agreements [including any amendments and modifications thereto] with Messrs. James
Campbell, Philippe Delaunois and Terry J. Robinson [as the
Independent Directors of the Company]
		Management	Abstain	Against

EXXARO RESOURCES LTD
Security	S26949107	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	08-May-2009
ISIN	ZAE000084992	Agenda	701875582 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the annual financial statements of the Group for the period ended 31 DEC 2008, including the Directors' report and the report of the Auditors thereon	Management	For	For
2.	Ratify the re-appointment of Deloitte & Touche as the Auditors of the Company and Mr. B.W. Smith as the Designated Partner for the ensuing year	Management	For	For
3.	Authorize the Directors to determine the Auditors' remuneration for the period ended 31 DEC 2008	Management	For	For
4.1	Re-elect Mr. S.E.A. Mngomezulu as a Director, who retires in terms of Article 15.2 of the Articles of Association	Management	For	For
4.2	Re-elect Mr. J. Van Rooyen as a Director, who retires in terms of Article 15.2 of the Articles of Association	Management	For	For
5.1	Re-elect Mr. V.Z. Mntambo as a Director, who retires by rotation in terms of Clause 16.1 of the Articles of Association of the Company	Management	For	For
5.2	Re-elect Mr. N.L. Sowazi as a Director, who retires by rotation in terms of Clause 16.1 of the Articles of Association of the Company	Management	For	For
5.3	Re-elect Mr. D. Zihiangu as a Director, who retires by rotation in terms of Clause 16.1 of the Articles of Association of the Company	Management	For	For
6.	Approve the remuneration of the Non-Executive for the period 01 JAN 2009 to 31 DEC 2009 as specified	Management	For	For
7.
Authorize the Directors, subject to the provisions of Article 3.2 of the Articles of Association of the Company, the provisions of the
Companies Act, 61 of 1973, as amended, [the Act], and the
Listings Requirements of JSE Limited [JSE], to allot and issue at their discretion until the next AGM of the Company authorized but unissued shares for such purposes as they may determine, after setting aside so many shams as may, subject again to Article 3.2 of the Articles of Association of the Company, be required to be allotted and issued by the Company pursuant to the Company
approved Employee Share Incentive Schemes [the schemes]
		Management	For	For
8.
Authorize the Directors, subject to Article 3.2 of the Articles of
Association of the Company, the Act, and the Listings
Requirements of the JSE, to allot and issue ordinary shares
and/or any options/convertible securities that are convertible into ordinary shares for cash on the following basis, after setting aside so many shares as may, subject again to Article 3.2 of the Articles of Association of the Company, be required to be allotted and issued by the Company pursuant to the schemes, to any public shareholder as defined by the Listings Requirements of the JSE, as and when suitable opportunities arise, subject to the following conditions: a press announcement giving full details, including the impact on net asset value and earnings per share, be published at the time of any issue representing, on a cumulative basis within 1 year, 5% or more of the number of shares in issue prior to the issue/s; the shares be issued to public shareholders as defined by the JSE and not to related parties; any issue in the
		Management	For	For

determining the price at which an issue of shares be made in terms of this authority, the maximum discount permitted will be
10% of the weighted average traded price of the shares over the
30 days prior to the date that the price of the issue is agreed in writing between the issuer and the party/parties subscribing for the securities, in the event that shares have not traded in the said 30 day period a ruling will be obtained from the committee of the JSE;
[Authority expires the earlier of the conclusion of the Company's next AGM or 15 months]

S.1
Authorize the Company or any wholly owned subsidiary of the
Company may, subject to the Act, Article 36 of the Articles of
Association of the Company or Articles of Association of a
subsidiary respectively and the Listings Requirements of the JSE, from time to time purchase shares issued by itself or shares in its holding Company, as and when deemed appropriate
		Management	For	For

FORMOSA PETROCHEMICAL CORP
Security	Y2608S103	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	04-Jun-2009
ISIN	TW0006505001	Agenda	701955241 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 543500 DUE TO ADDITIONAL O-F RESOLUTIONS. ALL
VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED-AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting

AS PER TRUST ASSOCIATION'S PROXY VOTING
GUIDELINES, EVERY SHAREHOLDER IS ELIGI-BLE TO BE
NOMINATED AS A CANDIDATE AND BE ELECTED AS A
DIRECTOR OR A SUPERVISO-R, REGARDLESS OF BEING
RECOMMENDED BY THE COMPANY AND/OR BY OTHER
PARTIES. IF-YOU INTEND TO VOTE FOR A LISTED
CANDIDATE, YOU WILL NEED TO CONTACT THE CANDID-
ATE AND/OR THE ISSUING COMPANY TO OBTAIN THE
CANDIDATE'S NAME AND ID NUMBER. W-ITHOUT SUCH
SPECIFIC INFORMATION, AN ELECTION WOULD BE DEEMED
AS A NO VOTE
Non-Voting
A.1	The 2008 business operations	Non-Voting
B.1	Approve the 2008 financial statements	Management	For	For
B.2	Approve the 2008 profit distribution, proposed cash dividend: TWD 1.2 per share	Management	For	For
B.3	Approve the issuance of new shares, proposed stock dividend: 30 for 1,000 shares held	Management	For	For
B.4	Approve the proposal to elect the Directors and the Supervisors	Management	For	For
B.5	Approve to revise the Articles of Incorporation	Management	For	For
B.6	Approve to revise the procedures of monetary loans	Management	For	For
B.7	Approve to revise the procedures of endorsement and guarantee	Management	For	For
B.8	Elect the Directors and the Supervisors	Management	For	For
B.9	Extraordinary motions	Management	For	Against

FOSUN INTERNATIONAL LTD
Security	Y2618Y108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	19-Jun-2009
ISIN	HK0656038673	Agenda	701921670 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE ''IN FAVOR" OR "AGAINST" FOR-ALL RESOLUTIONS. THANK YOU.	Non-Voting
1.	Receive the audited consolidated financial statements of the Company and the reports of the Directors of the Company and the Auditors for the YE 31 DEC 2008	Management	For	For
2.	Declare a final dividend for the YE 31 DEC 2008	Management	For	For
3.1	Re-elect Mr. Liang Xinjun as an Executive Director of the Company	Management	For	For
3.2	Re-elect Mr. Wang Qunbin as an Executive Director of the Company	Management	For	For
3.3	Re-elect Mr. Fan Wei as an Executive Director of the Company	Management	For	For
3.4	Re-elect Dr. Chen Kaixian as an Independent Non-Executive Director of the Company	Management	For	For
3.5	Authorize the Board of Directors of the Company to fix the remuneration of the Directors of the Company	Management	For	For
4.	Re-appoint Messrs. Ernst & Young as the Auditors and authorize the Board of Directors to fix their remuneration	Management	For	For
5.
Authorize the Directors of the Company to purchase its shares, subject to and in accordance with the applicable laws, not
exceeding 10% of the total nominal amount of the share capital of the Company in issue on the date of passing of this resolution;
[Authority expires the earlier of the conclusion of the next AGM of the Company or the expiration of the period within which the next
AGM of the Company is required by the Articles of Association of the Company or any applicable laws to be held]
		Management	For	For
6.
Authorize the Directors to allot, issue and deal with authorized and unissued shares in the capital of the Company and to make or grant offers, agreements and options which might require the exercise in this resolution and the aggregate nominal amount of share capital allotted or agreed conditionally or unconditionally to be allotted by the Directors during the relevant period, otherwise than pursuant to: i) a Rights Issue; ii) the exercise of options under a share option scheme of the Company; and iii) any scrip dividend scheme or similar arrangement, not exceeding 20% of the
aggregate nominal amount of the issued share capital of the
Company on the date of the passing of this resolution; [Authority expires the earlier of the conclusion of the next AGM of the
Company or the expiration of the period within which the next
AGM of the Company is required by the Articles of Association of the Company or any applicable laws to be held]
		Management	For	For
7.
Approve, conditional upon the passing of the Resolutions 5 and 6, to extend the general mandate Resolution 6 by the addition to the aggregate nominal amount of shares which may be allotted and issued or agreed conditionally or unconditionally to be allotted and issued by the Directors of the Company pursuant to such general mandate of an amount representing the aggregate nominal
amount of shares purchased by the Company pursuant to the
mandate referred to in Resolution 5, provided that such amount shall not exceed 10% of the aggregate nominal amount of the
share capital of the Company in issue on the date of the passing of this resolution
		Management	For	For

FUTURIS CORP LTD, ADELAIDE SA
Security	Q39718103	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	03-Mar-2009
ISIN	AU000000FCL5	Agenda	701804773 - Management
Item	Proposal	Type	Vote	For/Against Management
S.1	Approve to change the name of the Company to Elders Limited with effect on and from 30 APR 2009	Management	For	For

GALP ENERGIA,SA, LISBOA
Security	X3078L108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	27-Apr-2009
ISIN	PTGAL0AM0009	Agenda	701896093 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 540545 DUE TO ADDITION OF-RESOLUTION. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AND-YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.	Approve to resolve on the management consolidated report, individual and consolidated accounts, for the year 2008, as well as remaining reporting documents	Management	For	For
2.	Approve to resolve on the Company's Governance report	Management	For	For
3.	Approve to resolve on the proposal for application of profits	Management	For	For
4.	Approve to resolve on a general appraisal of the Company Management and Supervision	Management	For	For
5.	Elect the Secretary of the Board of the general meeting for the 2008-2010 period	Management	For	For
6.	Approve to resolve on the amendment to Article 10 N. 3 of the Companys Articles of Association	Management	For	For

GAMESA CORPORACION TECHNOLOGICA S A
Security	E54667113	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	28-May-2009
ISIN	ES0143416115	Agenda	701921656 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE A SE-COND CALL ON 29
MAY 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
WILL REMAIN V-ALID FOR ALL CALLS UNLESS THE AGENDA
IS AMENDED. THANK YOU.
Non-Voting
1.	Approve the individual and consolidated annual accounts of the exercise 2008	Management	For	For
2.	Approve the application of the result and the distribution of the dividend	Management	For	For
3.	Approve the management report of the company and consolidated group	Management	For	For
4.	Approve the management of the Board of Directors	Management	For	For
5.	Ratify the Board Member of Iberdrola with the Calification of dominical External Member	Management	For	For
6.	Ratify the appointment of Mr. Carles Fernandez-Lerga with Calification of other External Board Members	Management	For	For
7.	Re-elect the Auditors	Management	For	For
8.	Authorize the Board of Directors for the derivated acquisition of own shares until max of 5% leaving without effect the previous agreements approved in the OGM of 2008	Management	For	For
9.	Approve the Incentive Plan to long-term through the deliver of shares of the Company included in the strategic plan 2009-2011, delegation of the faculties for the execution of this retribution system	Management	For	For
10.	Approve the delegation of the faculties for the execution of the agreements in the OGM	Management	For	For

GAZPROM O A O
Security	368287207	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	US3682872078	Agenda	701968995 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT BECAUSE OF THE SIZE OF THE
AGENDA (136 RESOLUTIONS) FOR THE G-AZPROM OF
RUSSIA MEETING. THE AGENDA HAS BEEN BROKEN UP
AMONG TWO INDIVIDUAL M-EETINGS. THE MEETING IDS
AND HOW THE RESOLUTIONS HAVE BEEN BROKEN OUT
ARE AS F-OLLOWS: MEETING IDS 578091 [RESOLUTIONS 1
THROUGH 7.92], 583856 [RESOLUTIONS 7-.93 THROUGH
9.11]. IN ORDER TO VOTE ON THE COMPLETE AGENDA OF
THIS MEETING YOU-MUST VOTE ON ALL TWO MEETINGS.
Non-Voting
1.	Approval of the annual report of the Company.	Management	For	For
2.	Approval of the annual accounting statements, including the profit and loss reports [profit and loss accounts] of the Company.	Management	For	For
3.	Approval of the distribution of profit of the Company based on the results of 2008.	Management	For	For
4.	Regarding the amount of, time for and form of payment of dividends based on the results of 2008.	Management	For	For
5.	Approval of the External Auditor of the Company.	Management	For	For
6.	Regarding the remuneration of Members of the Board of Directors and Audit Commission of the Company.	Management	For	For
7.1
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
Gazprombank [Open Joint Stock Company] regarding receipt by
OAO Gazprom of funds in a maximum sum of 500 million U.S.
dollars or its equivalent in rubles or euros, for a term of up to and including 5 years, with interest for using the loans to be paid at a rate not exceeding 15% per annum in the case of loans in U.S.
dollars / euros and at a rate not exceeding the Bank of Russia's refinancing rate in effect on the date of entry into the applicable loan agreement, plus 3% per annum, in the case of loans in
rubles.
		Management	For	For
7.2
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
Sberbank of Russia OAO regarding receipt by OAO Gazprom of
funds in a maximum sum of 1.5 billion U.S. dollars or its
equivalent in rubles or euros, for a term of up to and including 5 years, with interest for using the loans to be paid at a rate not exceeding 15% per annum in the case of loans in U.S. dollars /
euros and at a rate not exceeding the Bank of Russia's
refinancing rate in effect on the date of entry into the applicable loan agreement, plus 3% per annum, in the case of loans in
rubles.
		Management	For	For
7.3
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO VTB Bank regarding receipt by OAO Gazprom of funds in a
maximum sum of 1 billion U.S. dollars or its equivalent in rubles or euros, for a term of up to and including 5 years, with interest for using the loans to be paid at a rate not exceeding 15% per annum in the case of loans in U.S. dollars / euros and at a rate not exceeding the Bank of Russia's refinancing rate in effect on the date of entry into the applicable loan agreement, plus 3% per annum, in the case of loans in rubles.
		Management	For	For
7.4
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
State Corporation Bank for Development and Foreign Economic
Affairs [Vnesheconombank] regarding receipt by OAO Gazprom of funds in a maximum sum of 6 billion U.S. dollars or its equivalent in rubles or euros, for a term of up to and including 5 years, with interest for using the loans to be paid at a rate not exceeding 15%
per annum in the case of loans in U.S. dollars / euros and at a rate not exceeding the Bank of Russia's refinancing rate in effect on the date of entry into the applicable loan agreement, plus 3% per annum, in the case of loans in rubles.
		Management	For	For
7.5
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Rosselkhozbank regarding receipt by OAO Gazprom of
funds in a maximum sum of 1.5 billion U.S. dollars or its
equivalent in rubles or euros, for a term of up to and including 5 years, with interest for using the loans to be paid at a rate not exceeding 15% per annum in the case of loans in U.S. dollars /
euros and at a rate not exceeding the Bank of Russia's
refinancing rate in effect on the date of entry into the applicable loan agreement, plus 3% per annum, in the case of loans in
rubles.
		Management	For	For
7.6
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
Gazprombank [Open Joint Stock Company], to be entered into
pursuant to a loan facility agreement between OAO Gazprom and the bank, involving receipt by OAO Gazprom of funds in a
maximum sum of 25 billion rubles, for a term not exceeding 30 calendar days, with interest for using the loans to be paid at a rate not exceeding the indicative rate based on the offered rates of
Russian ruble loans [deposits] in the Moscow money market
[MosPrime Rate] established for loans with a maturity equal to the period of using the applicable loan, quoted as of the date of entry into the applicable transaction, increased by 2%.
	Management	For	For
7.7
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
Sberbank of Russia OAO, to be entered into pursuant to a loan facility agreement between OAO Gazprom and the bank, involving receipt by OAO Gazprom of funds in a maximum sum of 17 billion rubles, for a term not exceeding 30 calendar days, with interest for using the loans to be paid at a rate not exceeding the indicative rate based on the offered rates of Russian ruble loans [deposits]
in the Moscow money market [MosPrime Rate] established for
loans with a maturity equal to the period of using the applicable loan, quoted as of the date of entry into the applicable transaction, increased by 4%.
	Management	For	For
7.8
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
ZAO Gazenergoprombank, to be entered into pursuant to a loan facility agreement between OAO Gazprom and the bank, involving receipt by OAO Gazprom of funds in a maximum sum of 100
million U.S. dollars, for a term not exceeding 30 calendar days, with interest for using the loans to be paid at a rate not exceeding the London Interbank Offered Rate [LIBOR] established for loans with a maturity equal to the period of using the applicable loan, quoted as of the date of entry into the applicable transaction, increased by 4%.
	Management	For	For
7.9
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO VTB Bank, to be entered into pursuant to a loan facility agreement between OAO Gazprom and the bank, involving
receipt by OAO Gazprom of funds in a maximum sum of 5 billion rubles, for a term not exceeding 30 calendar days, with interest for using the loans to be paid at a rate not exceeding the indicative rate based on the offered rates of Russian ruble loans [deposits]
in the Moscow money market [MosPrime Rate] established for
loans with a maturity equal to the period of using the applicable loan, quoted as of the date of entry into the applicable transaction, increased by 4%.
	Management	For	For
7.10
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
Gazprombank [Open Joint Stock Company] pursuant to which
Gazprombank [Open Joint Stock Company] will, upon the terms
and conditions announced by it, accept and credit funds
transferred to accounts opened by OAO Gazprom and conduct
operations through the accounts in accordance with OAO
Gazprom's instructions, as well as agreements between OAO
Gazprom and Gazprombank [Open Joint Stock Company]
regarding maintenance in the account of a non-reducible balance in a maximum sum not exceeding 20 billion rubles or its equivalent in a foreign currency for each transaction, with interest to be paid by the bank at a rate not lower than 0.1% per annum in the
relevant currency.
	Management	For	For
7.11
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
Sberbank of Russia OAO pursuant to which Sberbank of Russia
OAO will, upon the terms and conditions announced by it, accept and credit funds transferred to accounts opened by OAO
Gazprom and conduct operations through the accounts in
accordance with OAO Gazprom's instructions.
	Management	For	For
7.12
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
ZAO Gazenergoprombank pursuant to which ZAO
Gazenergoprombank will, upon the terms and conditions
announced by it, accept and credit funds transferred to accounts opened by OAO Gazprom and conduct operations through the
accounts in accordance with OAO Gazprom's instructions.
	Management	For	For
7.13
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO VTB Bank pursuant to which OAO VTB Bank will, upon the
terms and conditions announced by it, accept and credit funds transferred to accounts opened by OAO Gazprom and conduct
operations through the accounts in accordance with OAO
Gazprom's instructions.
	Management	For	For
7.14
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
Gazprombank [Open Joint Stock Company] pursuant to which the bank will provide services to OAO Gazprom making use of the
Bank Client electronic payments system, including, without
limitation, receipt from OAO Gazprom of electronic payment
documents for executing expense operations through accounts, provision of the account electronic statements and conduct of other electronic document processing, and OAO Gazprom will pay for the services provided at such tariffs of the bank as may be in effect at the time the services are provided.
	Management	For	For
7.15
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
Sberbank of Russia OAO pursuant to which Sberbank of Russia
OAO will provide services to OAO Gazprom making use of the
Client Sberbank electronic payments system, including, without limitation, receipt from OAO Gazprom of electronic payment
documents for executing expense operations through accounts, provision of the account electronic statements and conduct of other electronic document processing, and OAO Gazprom will pay for the services provided at such tariffs of Sberbank of Russia
OAO as may be in effect at the time the services are provided.
	Management	For	For
7.16
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
ZAO Gazenergoprombank pursuant to which ZAO
Gazenergoprombank will provide services to OAO Gazprom
making use of the Bank Client electronic payments system,
including, without limitation, receipt from OAO Gazprom of
electronic payment documents for executing expense operations through accounts, provision of the account electronic statements and conduct of other electronic document processing, and OAO
Gazprom will pay for the services provided at such tariffs of ZAO
Gazenergoprombank as may be in effect at the time the services are provided.
	Management	For	For
7.17
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO VTB Bank pursuant to which OAO VTB Bank will provide
services to OAO Gazprom making use of the Bank Client
electronic payments system, including, without limitation, receipt from OAO Gazprom of electronic payment documents for
executing expense operations through accounts, provision of the account electronic statements and conduct of other electronic document processing, and OAO Gazprom will pay for the services provided at such tariffs of OAO VTB Bank as may be in effect at the time the services are provided.
	Management	For	For
7.18
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, the foreign currency purchase/sale transactions
between OAO Gazprom and Gazprombank [Open Joint Stock
Company], to be entered into under the General Agreement on
the Conduct of Conversion Operations between OAO Gazprom
and the bank dated as of September 12, 2006, No. 3446, in a
maximum sum of 500 million U.S. dollars or its equivalent in rubles, euros or other currency for each transaction.
	Management	For	For
7.19
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
Gazprombank [Open Joint Stock Company] pursuant to which
OAO Gazprom will grant suretyships to secure performance of
OAO Gazprom's subsidiaries' obligations to Gazprombank [Open
Joint Stock Company] with respect to the bank's guarantees
issued to the Russian Federation's tax authorities in connection with the subsidiaries challenging such tax authorities' claims in court, in an aggregate maximum sum equivalent to 500 million
U.S. dollars and for a period of not more than 14 months.
	Management	For	For
7.20
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
Sberbank of Russia OAO pursuant to which OAO Gazprom will
grant suretyships to secure performance of OAO Gazprom's
subsidiaries' obligations to Sberbank of Russia OAO with respect to the bank's guarantees issued to the Russian Federation's tax authorities in connection with the subsidiary companies
challenging such tax authorities' claims in court, in an aggregate maximum sum equivalent to 500 million U.S. dollars and for a period of not more than 14 months.
	Management	For	For
7.21
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
Gazprombank [Open Joint Stock Company] pursuant to which
OAO Gazprom will grant suretyships to secure performance of
OAO Gazprom's subsidiaries' obligations to Gazprombank [Open
Joint Stock Company] with respect to the bank's guarantees
issued to the Russian Federation's tax authorities related to such companies' obligations to pay excise taxes in connection with exports of petroleum products that are subject to excise taxes, and eventual penalties, in a maximum sum of 1.8 billion rubles and for a period of not more than 14 months.
	Management	For	For
7.22
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
Nord Stream AG pursuant to which OAO Gazprom will issue a
guarantee [suretyship] to Nord Stream AG to secure performance of OOO Gazprom Export's obligations under a gas transportation agreement between Nord Stream AG and OOO Gazprom Export,
including its obligations to pay a tariff for the transportation of gas via the North Stream gas pipeline on the basis of an agreed-upon model for calculating the tariff, in an aggregate maximum sum of
24.035 billion euros.
	Management	For	For
7.23
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
Gazprombank [Open Joint Stock Company] pursuant to which
Gazprombank [Open Joint Stock Company] undertakes under
instructions of OAO Gazprom and for a fee not exceeding 0.5%
per annum, to open on a monthly basis documentary irrevocable uncovered letters of credit in favor of AK Uztransgaz in connection with payments for its services related to natural gas transportation across the territory of the Republic of Uzbekistan, with the maximum amount under all of the simultaneously outstanding
letters of credit being 81 million U.S. dollars.
	Management	For	For
7.24
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Beltransgaz pursuant to which OAO Gazprom will grant
OAO Beltransgaz temporary possession and use of the facilities of the Yamal-Europe trunk gas pipeline system and related service equipment that are situated in the territory of the Republic of
Belarus for a period of not more than 12 months and OAO
Beltransgaz will make payment for using such property in a
maximum sum of 6.33 billion rubles.
	Management	For	For
7.25
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Gazpromregiongaz pursuant to which OAO Gazprom will
grant OAO Gazpromregiongaz temporary possession and use of
the property complex of the gas distribution system, comprised of facilities designed to transport and supply gas directly to
consumers [gas off taking pipelines, gas distribution pipelines, inter-township and street gas pipelines, high-, medium- and low-
pressure gas pipelines, gas flow control stations and buildings], for a period of not more than 12 months and OAO Gazpromregiongaz will make payment for using such property in a maximum sum of
769.4 million rubles.
	Management	For	For
7.26
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
ZAO Gazprom Neft Orenburg pursuant to which OAO Gazprom
will grant ZAO Gazprom Neft Orenburg temporary possession and use of the wells and downhole and above-ground well equipment within the Eastern Segment of the Orenburgskoye oil and gas-
condensate field for a period of not more than 12 months and ZAO
Gazprom Neft Orenburg will make payment for using such
property in a maximum sum of 1.5 billion rubles.
	Management	For	For
7.27
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Gazpromtrubinvest pursuant to which OAO Gazprom will
grant OAO Gazpromtrubinvest temporary possession and use of
the building and equipment of a tubing and casing manufacturing facility with a thermal treatment shop and pipe coating unit, situated in the Kostromskaya Region, town of Volgorechensk, for a period of not more than 12 months and OAO Gazpromtrubinvest will make payment for using such property in a maximum sum of
451 million rubles.
	Management	For	For
7.28
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Lazurnaya pursuant to which OAO Gazprom will grant OAO
Lazurnaya temporary possession and use of the property of the first and second units of the Lazurnaya Peak Hotel complex,
situated in the city of Sochi, for a period of not more than 12 months and OAO Lazurnaya will make payment for using such
property in a maximum sum of 93.3 million rubles.
	Management	For	For
7.29
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
DOAO Tsentrenergogaz of OAO Gazprom pursuant to which OAO
Gazprom will grant DOAO Tsentrenergogaz of OAO Gazprom
temporary possession and use of the building and equipment of the repair and machining shop at the home base of the oil and gas production department for the Zapolyarnoye gas-oil-condensate field, situated in the Yamalo-Nenetskiy Autonomous Area,
Tazovskiy District, township of Novozapolyarnyi, as well as of the building and equipment of the repair and machining shop at the
Southern Regional Repair Base, situated in the Stavropolskiy
Province, town of Izobilnyi, for a period of not more than 12 months and DOAO Tsentrenergogaz of OAO Gazprom will make
payment for using such property in a maximum sum of 115.5
million rubles.
	Management	For	For
7.30
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OOO Gazpromtrans pursuant to which OAO Gazprom will grant
OOO Gazpromtrans temporary possession and use of the
infrastructure facilities of the railway stations of the Surgutskiy
Condensate Stabilization Plant, of the Sernaya railway station and of the Tvyordaya Sera railway station, the facilities of the railway station situated in the town of Slavyansk-na-Kubani, as well as the facilities of the railway line from the Obskaya station to the
Bovanenkovo station, for a period of not more than 12 months and
OOO Gazpromtrans will make payment for using such property in a maximum sum of 2.1 billion rubles.
	Management	For	For
7.31
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OOO Gazpromtrans pursuant to which OAO Gazprom will grant
OOO Gazpromtrans temporary possession and use of methanol
tank cars for a period of not more than 5 years and OOO
Gazpromtrans will make payment for using such property in a
maximum sum of 190 million rubles
	Management	For	For
7.32
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Tsentrgaz pursuant to which OAO Gazprom will grant OAO
Tsentrgaz temporary possession and use of the facilities of a preventative clinic that are situated in the Tulskaya Region,
Shchokinskiy District, township of Grumant, for a period of not more than 12 months and OAO Tsentrgaz will make payment for
using such property in a maximum sum of 24.1 million rubles.
	Management	For	For
7.33
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Druzhba pursuant to which OAO Gazprom will grant OAO
Druzhba temporary possession and use of the facilities of
Druzhba vacation center [hotels, effluent treatment facilities, transformer substations, entrance checkpoints, cottages, utility networks, metal fences, parking area, ponds, roads, pedestrian crossings, playgrounds, sewage pumping station, sports center, roofed ground-level arcade, servicing station, diesel-generator station, boiler house extension, storage facility, Fisherman's
Lodge, garage, as well as service machinery, equipment, furniture and accessories] situated in the Moscow Region, Naro-Fominskiy
District, village of Rogozinino, for a period of not more than 12 months and OAO Druzhba will make payment for using such
property in a maximum sum of 249.55 million rubles.
	Management	For	For
7.34
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Gazprom Promgaz pursuant to which OAO Gazprom will
grant OAO Gazprom Promgaz temporary possession and use of
experimental prototypes of gas-using equipment [self-contained modular boiler installation, recuperative air heater, mini-boiler unit, radiant panel heating system, U-shaped radiant tube, modularized compact full-function gas and water treatment installations for coal bed methane extraction wells, well-head equipment, borehole
enlargement device, and pressure core sampler] located in the
Rostovskaya Region, town of Kamensk-Shakhtinskiy, and the
Kemerovskaya Region, city of Novokuznetsk, for a period of not more than 12 months and OAO Gazprom Promgaz will make
payment for using such property in a maximum sum of 3.5 million rubles.
	Management	For	For
7.35
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
Gazprombank [Open Joint Stock Company] pursuant to which
OAO Gazprom will grant Gazprombank [Open Joint Stock
Company] temporary possession and use of the non-residential premises in a building that are situated at 31 Lenina Street,
Yugorsk, Tyumenskaya Region and are used to house a branch of
Gazprombank [Open Joint Stock Company], with a total floor
space of 810.6 square meters, and the plot of land occupied by the building and required to use that building, with an area of
3,371 square meters, for a period of not more than 12 months and
Gazprombank [Open Joint Stock Company] will make payment for using such property in a maximum sum of 2.61 million rubles.
	Management	For	For
7.36
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Salavatnefteorgsintez pursuant to which OAO Gazprom will grant OAO Salavatnefteorgsintez temporary possession and use of the gas condensate pipeline running from the
Karachaganakskoye gas condensate field to the Orenburgskiy
Gas Refinery for a period of not more than 12 months and OAO
Salavatnefteorgsintez will make payment for using such property in a maximum sum of 347 thousand rubles.
	Management	For	For
7.37
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Vostokgazprom pursuant to which OAO Gazprom will grant
OAO Vostokgazprom temporary possession and use of an M-
468R special-purpose communications installation for a period of not more than 12 months and OAO Vostokgazprom will make
payment for using such property in a maximum sum of 109
thousand rubles.
	Management	For	For
7.38
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OOO Gazprom Export pursuant to which OAO Gazprom will grant
OOO Gazprom Export temporary possession and use of an M-
468R special-purpose communications installation for a period of not more than 12 months and OOO Gazprom Export will make
payment for using such property in a maximum sum of 129
thousand rubles.
	Management	For	For
7.39
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Gazprom Neft pursuant to which OAO Gazprom will grant
OAO Gazprom Neft temporary possession and use of an M-468R
special-purpose communications installation for a period of not more than 12 months and OAO Gazprom Neft will make payment
for using such property in a maximum sum of 132 thousand
rubles.
	Management	For	For
7.40
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Gazprom Space Systems pursuant to which OAO Gazprom
will grant OAO Gazprom Space Systems temporary possession
and use of an ERP software and hardware solution, System for
Managing OAO Gazprom's Property and Other Assets at OAO
Gazcom Level [ERP], for a period of not more than 12 months and
OAO Gazprom Space Systems will make payment for using such
property in a maximum sum of 1.15 million rubles.
	Management	For	For
7.41
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
ZAO Yamalgazinvest pursuant to which OAO Gazprom will grant
ZAO Yamalgazinvest temporary possession and use of an ERP
software and hardware solution, System for Managing OAO
Gazprom's Property and Other Assets at ZAO Yamalgazinvest
Level [ERP], for a period of not more than 12 months and ZAO
Yamalgazinvest will make payment for using such property in a maximum sum of 1.74 million rubles.
	Management	For	For
7.42
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
ZAO Gaztelecom pursuant to which OAO Gazprom will grant ZAO
Gaztelecom temporary possession and use of communications
facilities within the composition of buildings, communications lines, communications networks, cable duct systems and equipment,
which are located in the city of Moscow, the city of
Maloyaroslavets, the city of Rostov-on-Don, the city of
Kaliningrad, in the Smolenskaya Region of the Russian
Federation and in the territory of the Republic of Belarus, for a period of not more than 12 months and ZAO Gaztelecom will
make payment for using such property in a maximum sum of
204.8 million rubles.
	Management	For	For
7.43
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OOO TsentrCaspneftegaz pursuant to which OAO Gazprom will
extend to OOO TsentrCaspneftegaz long-term loans in an
aggregate maximum sum of 12.6 billion rubles for the purpose of development by it in 2009-2011 of the Tsentralnaya geological structure.
	Management	For	For
7.44
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
Gazprombank [Open Joint Stock Company] pursuant to which the bank will issue guarantees to the Russian Federation's customs authorities with respect to the obligations of OAO Gazprom as a customs broker to pay customs payments and eventual interest and penalties, in a maximum sum of 50 million rubles, with the bank to be paid a fee at a rate of not more than 1% per annum of the amount of the guarantee.
	Management	For	For
7.45
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OOO Mezhregiongaz pursuant to which OAO Gazprom will deliver and OOO Mezhregiongaz will accept [off-take] gas in an amount of not more than 300 billion cubic meters, deliverable monthly, and will pay for gas a maximum sum of 886.9 billion rubles.
	Management	For	For
7.46
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OOO Mezhregiongaz pursuant to which OOO Mezhregiongaz
undertakes under instructions of OAO Gazprom and for a fee of not more than 200 million rubles, in its own name, but for OAO
Gazprom's account, to accept and, through OOO
Mezhregiongaz's electronic trading site, sell gas produced by
OAO Gazprom and its affiliates, in an amount of not more than
11.25 billion cubic meters for a maximum sum of 20 billion rubles.
	Management	For	For
7.47
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OOO Mezhregiongaz pursuant to which OOO Mezhregiongaz will
deliver and OAO Gazprom will accept [off-take] gas purchased by
OOO Mezhregiongaz from independent entities, in an amount of not more than 21.9 billion cubic meters for a maximum sum of 70 billion rubles.
	Management	For	For
7.48
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OOO Gazprom Export pursuant to which OOO Gazprom Export
undertakes under instructions of OAO Gazprom and for a fee of not more than 55 million rubles, in its own name, but for OAO
Gazprom's account, to accept and sell in the market outside the customs territory of the Russian Federation liquid hydrocarbons owned by OAO Gazprom, including crude oil, gas condensate and refined products [gasoline, liquefied gases, etc.], in an amount of not more than 1.25 million tons for a maximum sum of 11 billion rubles.
	Management	For	For
7.49
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OOO Mezhregiongaz pursuant to which OAO Gazprom will deliver and OOO Mezhregiongaz will accept [off-take] gas purchased by
OAO Gazprom from OAO LUKOIL and stored in underground gas
storage facilities, in an amount of not more than 3.39 billion cubic meters, and will pay for gas a maximum sum of 9.1 billion rubles.
	Management	For	For
7.50
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
ZAO Northgas pursuant to which ZAO Northgas will deliver and
OAO Gazprom will accept [off-take] gas in an amount of not more than 4.8 billion cubic meters, deliverable monthly, and will pay for gas a maximum sum of 4 billion rubles.
	Management	For	For
7.51
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Severneftegazprom pursuant to which OAO
Severneftegazprom will deliver and OAO Gazprom will accept [off-
take] gas in an amount of not more than 24.2 billion cubic meters and will pay for gas a maximum sum of 23 billion rubles.
	Management	For	For
7.52
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
ZAO Gazprom Neft Orenburg pursuant to which ZAO Gazprom
Neft Orenburg will deliver and OAO Gazprom will accept [off-take]
unstable crude oil in an amount of not more than 650 thousand tons and will pay for crude oil a maximum sum of 5.3 billion rubles.
	Management	For	For
7.53
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO SIBUR Holding pursuant to which OAO SIBUR Holding will
deliver and OAO Gazprom will accept [off-take] dry stripped gas processed at gas refining complexes in an amount of not more than 4.5 billion cubic meters and will pay for gas a maximum sum of 5.1 billion rubles.
	Management	For	For
7.54
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO SIBUR Holding pursuant to which OAO Gazprom will sell
and OAO SIBUR Holding will buy ethane fraction in a total amount of 4.885 million tons for a maximum sum of 33.707 billion rubles.
	Management	For	For
7.55
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO SIBUR Holding pursuant to which OAO SIBUR Holding
undertakes under instructions of OAO Gazprom and for a fee of not more than 30 million rubles, to enter into: in OAO Gazprom's name and for OAO Gazprom's account: agreements providing for the processing of ethane fraction in an amount of not more than
275 thousand tons and with the maximum cost of ethane fraction processing services being 2.6 billion rubles; and agreements providing for the sale of ethane fraction processing products
[polyethylene] in an amount of not more than 180 thousand tons for a maximum sum of 6.5 billion rubles; and in its own name, but for OAO Gazprom's account: agreements on arranging for the
transportation and storage of ethane fraction processing products
[polyethylene] owned by OAO Gazprom in an amount of not more than 36 thousand tons for a maximum s
	Management	For	For
7.56
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO SIBUR Holding pursuant to which OAO Gazprom will
provide services related to arranging for the transportation of gas in a total amount of not more than 1.2 billion cubic meters and
OAO SIBUR Holding will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of 1 billion rubles.
	Management	For	For
7.57
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Tomskgazprom pursuant to which OAO Gazprom will
provide services related to arranging for the transportation of gas in a total amount of not more than 3 billion cubic meters and OAO
Tomskgazprom will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of 1.2 billion rubles.
	Management	For	For
7.58
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OOO Mezhregiongaz pursuant to which OAO Gazprom will
provide services related to arranging for the transportation of gas in a total amount of not more than 45 billion cubic meters across the territory of the Russian Federation, CIS countries and Baltic states and OOO Mezhregiongaz will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of 70 billion rubles.
	Management	For	For
7.59
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Gazprom Neft pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 3.8 billion cubic meters and OAO
Gazprom Neft will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of
2.62 billion rubles.
	Management	For	For
7.60
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO NOVATEK pursuant to which OAO Gazprom will provide
services related to arranging for the transportation of gas in a total amount of not more than 45 billion cubic meters and OAO
NOVATEK will pay for the services related to arranging for the transportation of gas via trunk gas pipelines a maximum sum of 60 billion rubles..
	Management	For	For
7.61
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO NOVATEK pursuant to which OAO Gazprom will provide
services related to arranging for the injection into and storage in underground gas storage facilities of gas owned by OAO
NOVATEK in an amount of not more than 1 billion cubic meters and OAO NOVATEK will pay for the services related to arranging for gas injection and storage a maximum sum of 400 million
rubles, as well as services related to arranging for the off-taking from underground gas storage facilities of gas owned by OAO
NOVATEK in an amount of not more than 1 billion cubic meters and OAO NOVATEK will pay for the services related to arranging for the off-taking of gas a maximum sum of 20 million rubles.
	Management	For	For
7.62
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
a/s Latvijas Gaze pursuant to which OAO Gazprom will sell and
a/s Latvijas Gaze will purchase gas as follows: in an amount of not more than 750 million cubic meters for a maximum sum of 225
million euros in the second half of 2009 and in an amount of not more than 750 million cubic meters for a maximum sum of 225
million euros in the first half of 2010, as well as pursuant to which
a/s Latvijas Gaze will provide services related to injection into and storage in the Ineukalna underground gas storage facility of gas owned by OAO Gazprom, and related to its off-taking and
transportation across the territory of the Republic of Latvia, as follows: in the second half of 2009-services related to injection of gas in an amount of not more than 1.2 billion cubic meters,
services related to storage and off-taking of gas in an amount of not mor
	Management	For	For
7.63
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
AB Lietuvos Dujos pursuant to which OAO Gazprom will sell and
AB Lietuvos Dujos will purchase gas as follows: in an amount of not more than 675 million cubic meters for a maximum sum of 180 million euros in the second half of 2009 and in an amount of not more than 790 million cubic meters for a maximum sum of 210
million euros in the first half of 2010, as well as pursuant to which
AB Lietuvos Dujos will provide services related to the
transportation of gas in transit mode across the territory of the
Republic of Lithuania as follows: in the second half of 2009-in an amount of not more than 743 million cubic meters, and OAO
Gazprom will pay for such gas transportation services a maximum sum of 3 million euros; and in the first half of 2010-in an amount of not more than 1.25 billion cubic meters, and OAO Gazprom will pay for such gas
	Management	For	For
7.64
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
UAB Kauno termofikacijos elektrin  pursuant to which OAO
Gazprom will sell and UAB Kauno termofikacijos elektrin  will purchase gas as follows: in an amount of not more than 180
million cubic meters for a maximum sum of 48 million euros in the second half of 2009 and in an amount of not more than 225 million cubic meters for a maximum sum of 60 million euros in the first half of 2010.
	Management	For	For
7.65
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
MoldovaGaz S.A. pursuant to which OAO Gazprom will deliver
and MoldovaGaz S.A. will accept [off-take] in 2010 gas in an amount of not more than 3.9 billion cubic meters and will pay for gas a maximum sum of 1.33 billion U.S. dollars.
	Management	For	For
7.66
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
MoldovaGaz S.A. pursuant to which in 2010 MoldovaGaz S.A. will provide services related to the transportation of gas in transit mode across the territory of the Republic of Moldova in an amount of not more than 22.1 billion cubic meters and OAO Gazprom will pay for the services related to the transportation of gas via trunk gas pipelines a maximum sum of 55.4 million U.S. dollars.
	Management	For	For
7.67
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
KazRosGaz LLP pursuant to which KazRosGaz LLP will sell and
OAO Gazprom will purchase in 2010 gas in an amount of not
more than 1.2 billion cubic meters for a maximum sum of 150
million U.S. dollars.
	Management	For	For
7.68
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
KazRosGaz LLP pursuant to which in 2010 OAO Gazprom will
provide services related to the transportation across the territory of the Russian Federation of gas owned by KazRosGaz LLP in an
amount of not more than 8.5 billion cubic meters and KazRosGaz
LLP will pay for the services related to the transportation of gas via trunk gas pipelines a maximum sum of 35.2 million U.S.
dollars.
	Management	For	For
7.69
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Beltransgaz pursuant to which OAO Gazprom will sell and
OAO Beltransgaz will purchase in 2010 gas in an amount of not more than 22.1 billion cubic meters for a maximum sum of 4.42 billion U.S. dollars, as well as pursuant to which in 2010 OAO
Beltransgaz will provide services related to the transportation of gas in transit mode across the territory of the Republic of Belarus via the gas transportation system of OAO Beltransgaz and via the
Byelorussian segment of Russia's Yamal-Europe gas pipeline in an amount of not more than 48.2 billion cubic meters and OAO
Gazprom will pay for the services related to the transportation of gas via trunk gas pipelines a maximum sum of 700 million U.S.
dollars.
	Management	For	For
7.70
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OOO Gazpromtrans pursuant to which OOO Gazpromtrans
undertakes, using in-house and/or outside personnel and
resources, to perform in accordance with instructions from OAO
Gazprom an aggregate of start-up and commissioning work at
OAO Gazprom's facilities, with the time periods for performance being from July 2009 to December 2009 and from January 2010
to June 2010, and to deliver the results of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the results of
such work and to pay for such work a maximum sum of 500
thousand rubles.
	Management	For	For
7.71
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
ZAO Gazprom Invest Yug pursuant to which ZAO Gazprom Invest
Yug undertakes, using in-house and/or outside personnel and
resources, to perform in accordance with instructions from OAO
Gazprom an aggregate of start-up and commissioning work at
OAO Gazprom's facilities, with the time periods for performance being from July 2009 to December 2009 and from January 2010
to June 2010, and to deliver the results of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the results of
such work and to pay for such work a maximum sum of 150
million rubles.
	Management	For	For
7.72
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
ZAO Yamalgazinvest pursuant to which ZAO Yamalgazinvest
undertakes, using in-house and/or outside personnel and
resources, to perform in accordance with instructions from OAO
Gazprom an aggregate of start-up and commissioning work at
OAO Gazprom's facilities, with the time periods for performance being from July 2009 to December 2009 and from January 2010
to June 2010, and to deliver the results of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the results of
such work and to pay for such work a maximum sum of 350
million rubles.
	Management	For	For
7.73
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Gazprom Space Systems pursuant to which OAO Gazprom
Space Systems undertakes, during the period from 01 JUL 2009 to 31 DEC 2010, in accordance with instructions from OAO
Gazprom, to provide services related to the implementation of
OAO Gazprom's investment projects involving the construction and commissioning of facilities and OAO Gazprom undertakes to pay for such services a maximum sum of 600 thousand rubles.
	Management	For	For
7.74
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
ZAO Yamalgazinvest pursuant to which ZAO Yamalgazinvest
undertakes, during the period from 01 JUL 2009 to 31 DEC 2010, in accordance with instructions from OAO Gazprom, to provide services related to the implementation of OAO Gazprom's
investment projects involving the construction and commissioning of facilities and OAO Gazprom undertakes to pay for such
services a maximum sum of 3.6 billion rubles.
	Management	For	For
7.75
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
ZAO Gazprom Neft Orenburg pursuant to which ZAO Gazprom
Neft Orenburg undertakes, during the period from 01 JUL 2009 to
31 DEC 2010, in accordance with instructions from OAO
Gazprom, to provide services related to the implementation of
OAO Gazprom's investment projects involving the construction and commissioning of facilities and OAO Gazprom undertakes to pay for such services a maximum sum of 29.69 million rubles.
	Management	For	For
7.76
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
ZAO Gazprom Invest Yug pursuant to which ZAO Gazprom Invest
Yug undertakes, during the period from 01 JUL 2009 to 31 DEC
2010, in accordance with instructions from OAO Gazprom, to
provide services related to the implementation of OAO Gazprom's investment projects involving the construction and commissioning of facilities and OAO Gazprom undertakes to pay for such
services a maximum sum of 3.3 billion rubles.
	Management	For	For
7.77
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OOO Gazpromtrans pursuant to which OOO Gazpromtrans
undertakes, during the period from 01 JUL 2009 to 31 DEC 2010, in accordance with instructions from OAO Gazprom, to provide services related to the implementation of OAO Gazprom's
investment projects involving the construction and commissioning of facilities and OAO Gazprom undertakes to pay for such
services a maximum sum of 280 million rubles.
	Management	For	For
7.78
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
ZAO Gaztelecom pursuant to which ZAO Gaztelecom undertakes,
during the period from 01 JUL 2009 to 31 DEC 2010, in
accordance with instructions from OAO Gazprom, to provide
services related to the implementation of OAO Gazprom's
investment projects involving the construction and commissioning of facilities and OAO Gazprom undertakes to pay for such
services a maximum sum of 6.35 million rubles.
	Management	For	For
7.79
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
ZAO Federal Research and Production Center
NefteGazAeroCosmos pursuant to which ZAO Federal Research
and Production Center NefteGazAeroCosmos undertakes, during
the period from 01 JUL 2009 to 31 DEC 2010, in accordance with instructions from OAO Gazprom, to provide services related to the implementation of OAO Gazprom's investment projects involving the construction and commissioning of facilities and OAO
Gazprom undertakes to pay for such services a maximum sum of
6.7 million rubles.
	Management	For	For
7.80
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO SOGAZ pursuant to which OAO SOGAZ undertakes, in the
event of loss or destruction of or damage to, including deformation of the original geometrical dimensions of the structures or
individual elements of, machinery or equipment; linear portions, technological equipment or fixtures of trunk gas pipelines,
petroleum pipelines or refined product pipelines; property forming part of wells; natural gas held at the facilities of the Unified Gas
Supply System in the course of transportation or storage in
underground gas storage reservoirs [insured property], as well as in the event of incurrence of losses by OAO Gazprom as a result of an interruption in production operations due to destruction or loss of or damage to insured property [insured events], to make
	Management	For	For

payment of insurance compensation to OAO Gazprom or OAO
Gazprom's subsidiaries to which the insured property has been leased [beneficiaries], up to the aggregate insurance amount of not more than 10 trillion rubles in respect of all insured events, and OAO Gazprom undertakes to pay OAO SOGAZ an insurance
premium in a total maximum amount of 5 billion rubles, with each agreement having a term of 1 year.

7.81
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO SOGAZ pursuant to which OAO SOGAZ undertakes, in the
event that harm is caused to the life, health or property of other persons or to the environment as a result of an emergency or incident that occurs, amongst other things, because of a terrorist act at a hazardous industrial facility operated by OAO Gazprom
[insured events], to make an insurance payment to the physical persons whose life, health or property has been harmed, to the legal entities whose property has been harmed or to the state, acting through those authorized agencies of executive power
whose jurisdiction includes overseeing protection of the
environment, in the event that harm is caused to the environment
[beneficiaries], up to the aggregate insurance amount of not more than 30 million rubles, and OAO Gazprom undertakes to pay an insurance premium in a total ma
	Management	For	For
7.82
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO SOGAZ pursuant to which OAO SOGAZ undertakes, in the
event that harm is caused to the life or health of OAO Gazprom's employees [insured persons] as a result of an accident that occurs during the period of the insurance coverage on a 24-hour-a-day basis or diseases that are diagnosed during the effective period of the agreements [insured events], to make an insurance payment to the insured person or the person designated by him as his beneficiary or to the heir of the insured person [beneficiaries], up to the aggregate insurance amount of not more than 150 billion rubles, and OAO Gazprom undertakes to pay OAO SOGAZ an
insurance premium in a total maximum amount of 40 million
rubles, with each agreement having a term of 1 year.
	Management	For	For
7.83
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO SOGAZ pursuant to which OAO SOGAZ undertakes,
whenever employees of OAO Gazprom or members of their
families or non-working retired former employees of OAO
Gazprom or members of their families [insured persons who are beneficiaries] apply to a health care institution for the provision of medical services [insured events], to arrange and pay for the provision of medical services to the insured persons up to the aggregate insurance amount of not more than 90 billion rubles and OAO Gazprom undertakes to pay OAO SOGAZ an insurance
premium in a total maximum amount of 200 million rubles, with each agreement having a term of 1 year.
	Management	For	For
7.84
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO SOGAZ pursuant to which OAO SOGAZ undertakes,
whenever employees of OAO Gazprom Avtopredpriyatie, a branch of OAO Gazprom, or members of their families or non-working
retired former employees of OAO Gazprom Avtopredpriyatie, a
	Management	For	For

branch of OAO Gazprom, or members of their families [insured persons who are beneficiaries] apply to a health care institution for the provision of medical services [insured events], to arrange and pay for the provision of medical services to the insured persons up to the aggregate insurance amount of not more than 52.8 million rubles and OAO Gazprom undertakes to pay OAO SOGAZ an
insurance premium in a total maximum amount of 51.1 million
rubles, with each agreement having a term of 1 year.

7.85
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO SOGAZ pursuant to which OAO SOGAZ undertakes, in the
event that OAO Gazprom, acting in its capacity as customs
broker, incurs liability as a result of any harm having been caused to the property of third persons represented by OAO Gazprom in connection with the conduct of customs operations [beneficiaries]
and/or any contracts with such persons having been breached
[insured events], to make an insurance payment to such persons up to the aggregate insurance amount of not more than 70 million rubles and OAO Gazprom undertakes to pay OAO SOGAZ an
insurance premium in a total maximum amount of 1 million rubles, with each agreement having a term of 3 years.
	Management	For	For
7.86
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO SOGAZ pursuant to which OAO SOGAZ undertakes,
whenever harm [damage or destruction] is caused to a
transportation vehicle owned by OAO Gazprom, or it is stolen or hijacked, or an individual component, part, unit, device or
supplementary equipment installed on such transportation vehicle is stolen [insured events], to make an insurance payment to OAO
Gazprom [beneficiary] up to the aggregate insurance amount of not more than 840 million rubles and OAO Gazprom undertakes to pay OAO SOGAZ an insurance premium in a total maximum
amount of 16 million rubles, with each agreement having a term of
1 year.
	Management	For	For
7.87
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, the following interested-party transactions that may be entered into by OAO Gazprom in the future in the ordinary course of business, agreement between OAO Gazprom and OAO
SOGAZ pursuant to which OAO SOGAZ undertakes, in the event
of: assertion against members of the Board of Directors or the
Management Committee of OAO Gazprom who are not persons
holding state positions in the Russian Federation or positions in the state civil service [insured persons] by physical or legal persons for whose benefit the agreement will be entered into and to whom harm could be caused, including shareholders of OAO
Gazprom, debtors and creditors of OAO Gazprom, employees of
OAO Gazprom, as well as the Russian Federation represented by its authorized agencies and representatives [third persons
[beneficiaries]], of claims for compensation of losses resulting from unintentional erroneous actions [inactio
	Management	For	For

Gazprom of judicial or other costs to settle such claims [insured events], to make an insurance payment to the third persons
[beneficiaries] whose interests have been harmed, as well as to insured persons and/or OAO Gazprom in the event of incurrence of judicial or other costs to settle claims for compensation of losses, up to the aggregate insurance amount of not more than the ruble equivalent of 100 million U.S. dollars, and OAO
Gazprom undertakes to pay OAO SOGAZ an insurance premium
in a total maximum amount equal to the ruble equivalent of 2 million U.S. dollars, such agreement to be for a term of 1 year.

7.88
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Vostokgazprom, OAO Gazprom Promgaz, OAO
Gazpromregiongaz, OOO Gazprom Export, OAO Gazprom Space
Systems, OOO Gazpromtrans, OOO Gazprom Komplektatsiya,
OAO Lazurnaya, ZAO Gazprom Neft Orenburg, ZAO
Yamalgazinvest, OAO Salavatnefteorgsintez, DOAO
Tsentrenergogaz of OAO Gazprom and OAO Tsentrgaz [the
Contractors] pursuant to which the Contractors undertake to
perform from 30 AUG 2009 to 31 DEC 2009 in accordance with
instructions from OAO Gazprom the services of arranging for and proceeding with a stocktaking of the property, plant and
equipment of OAO Gazprom that are to be leased to the
Contractors and OAO Gazprom undertakes to pay for such
services an aggregate maximum sum of 2.5 million rubles.
	Management	For	For
7.89
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
DOAO Tsentrenergogaz of OAO Gazprom pursuant to which
DOAO Tsentrenergogaz of OAO Gazprom undertakes to perform
during the period from 01 JUL 2009 to 30 OCT 2010, in
accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subject: Development of regulatory documents in the area of maintenance and repair of equipment and structures , and to deliver the result of such work to OAO Gazprom and OAO Gazprom undertakes to accept the
result of such work and to pay for such work a total maximum sum of 31 million rubles.
			Management	For
7.90
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Gazavtomatika of OAO Gazprom pursuant to which OAO
Gazavtomatika of OAO Gazprom undertakes to perform during
the period from 01 JUL 2009 to 30 JUN 2011, in accordance with instructions from OAO Gazprom, research work for OAO Gazprom covering the following subjects: Development of key regulations regarding the creation of integrated automatic process control systems for the operating facilities of subsidiary companies by type of activity [production, transportation, underground storage and refining of gas and gas condensate] ; and Development of model technical requirements for designing automation systems for facilities of software and hardware complex by type of activity
[production, transportation, storage and refining of gas and gas condensate] , and to deliver the results of such work to OAO
Gazprom and OAO Gazprom undertake
			Management	For
7.91
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Gazprom Promgaz pursuant to which OAO Gazprom
Promgaz undertakes to perform during the period from 01 JUL
2009 to 30 JUL 2010, in accordance with instructions from OAO
Gazprom, research work for OAO Gazprom covering the following subjects: Development of recommendations regarding the
determination of the amounts of overhead expenses and
anticipated profits in the construction of OAO Gazprom's wells ;
Development of a technology for remotely updating technological and other schemes directly in a graphical data base ;
Recommendations regarding the application and utilization of alternative types of energy resources for the gasification of industrial enterprises, households and transportation vehicles ;
and Preparation of a report on the financial and economic
feasibility of acquisition of shares owned by OOO NGK ITERA in
OAO Brats
			Management	For
7.92
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Gazprom Promgaz pursuant to which OAO Gazprom
Promgaz undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions from OAO
Gazprom, research work for OAO Gazprom covering the following subjects: Development of programs for the reconstruction and technological upgrading of the gas facilities of the Gazprom Group for 2010 ; Development of a Master Plan of the Siting of Facilities
for the Production and Sale of Liquefied Hydrocarbon Gases
[Propane-Butane] ; Organizing the metering of the quantities of gas, condensate and oil extracted from the subsoil in the process of development of gas condensate fields and oil and gas
condensate fields ; and Development of cost estimation standards and rules for the construction of trunk gas pipelines with a 12 MPa pressure rating to meet OAO Gazprom'
			Management	For
	PLEASE NOTE THIS AGENDA IS CONTINUED ON MEETING 583856, WHICH WILL CONTAIN RES-OLUTION ITEMS 7.93 - 9.11. THANK YOU.		Non-Voting

GAZPROM O A O
Security		368287207	Meeting Type	Annual General Meeting
Ticker Symbol			Meeting Date	26-Jun-2009
ISIN		US3682872078	Agenda	701990574 - Management
Item	Proposal		Type	Vote	For/Against Managment

PLEASE NOTE THAT BECAUSE OF THE SIZE OF THE
AGENDA (136 RESOLUTIONS) FOR THE G-AZPROM OF
RUSSIA MEETING. THE AGENDA HAS BEEN BROKEN UP
AMONG TWO INDIVIDUAL M-EETINGS. THE MEETING IDS
AND HOW THE RESOLUTIONS HAVE BEEN BROKEN OUT
ARE AS F-OLLOWS: MEETING IDS 578091 [RESOLUTIONS 1
THROUGH 7.92], 583856 [RESOLUTIONS 7-.93 THROUGH
9.11]. IN ORDER TO VOTE ON THE COMPLETE AGENDA OF
THIS MEETING YOU-MUST VOTE ON ALL TWO MEETINGS.
Non-Voting
7.93
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Gazprom Promgaz pursuant to which OAO Gazprom
Promgaz undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions from OAO
Gazprom, research work for OAO Gazprom covering the following subjects: Development of a concept for utilization of renewable energy sources by OAO Gazprom on the basis of an analysis of the experience of global energy companies in the area of
development of alternative power ; Development of a
comprehensive Program for Early Diagnostics and Prevention of
Cardiovascular Diseases of OAO Gazprom's Personnel ;
Development of an Occupational Risk Management System and a
Program for Prevention of Injuries to Personnel at OAO
Gazprom's Enterprises ; Development of a regulatory and
methodological framework for the vocational selection of
personnel from OAO Gazprom's orga
Management
7.94
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Gazprom Promgaz pursuant to which OAO Gazprom
Promgaz undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions from OAO
Gazprom, research work for OAO Gazprom covering the following subjects: Development of regulatory and technical documentation related to the organization and performance of repairs at OAO
Gazprom's facilities ; and Development of a Concept for
Streamlining Production Processes at Gas Distribution
Organizations , and to deliver the results of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the results of
such work and to pay for such work a total maximum sum of 251.5 million rubles.
Management
7.95
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter o~~f OAO~~
~~Gazprom, to enter into an agreement between OAO Gazprom and~~
~~OAO Gazprom Promgaz pursuant to which OAO Gazprom~~
~~Promgaz undertakes to perform during the period from 01 JUL~~
~~2009 to 30 JUL 2011, in accordance with instructions from OAO~~
~~Gazprom, research work for OAO Gazprom covering the following~~
~~subjects: Improving the regulatory and methodological framework~~
~~for energy saving at OAO Gazprom's facilities ; Development of a~~
~~regulatory document for calculating indicators of reliability of gas~~
~~distribution systems ; Development of a regulatory framework for~~
~~the diagnostic servicing of gas distribution systems of the gas~~
~~supply sector ; Development of regulatory and methodological~~
~~documents in the area of study of gas condensate characteristics~~
~~of wells and fields in the course of prospecting and exploration~~
~~work and in overseeing the development of gas condensate fields~~
~~and oil and gas condensate f~~
Management
7.96
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Gazprom Promgaz pursuant to which OAO Gazprom
Promgaz undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2011, in accordance with instructions from OAO
Gazprom, research work for OAO Gazprom covering the following subjects: Development of regulatory documents in the area of the energy industry, including sea-based facilities ; and Development of standardized systems for managing gas distribution
organizations , and to deliver the results of such work to OAO
Gazprom and OAO Gazprom undertakes to accept the results of
such work and to pay for such work a total maximum sum of 193 million rubles.
Management
7.97
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Gazprom Promgaz pursuant to which OAO Gazprom
Promgaz undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2011, in accordance with instructions from OAO
Gazprom, research work for OAO Gazprom covering the following subjects: Development of a system of medical, sanitary and
psychological support for work at the Shtokman field making use of rotational team labor ; Development of recommendations for selecting efficient secondary methods of extracting oil from oil-
rimmed gas condensate fields, using the Urengoiskoe and
Orenburgskoe fields as examples; and Development of unified
standards for evaluating [monitoring] and forecasting the impact of natural, environmental and production factors on the state of human health in the area of construction of the Pre-Caspian gas pipeline and development of the Caspian Sea shelf
Management
7.98
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Gazprom Promgaz pursuant to which OAO Gazprom
Promgaz undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2011, in accordance with instructions from OAO
Gazprom, research work for OAO Gazprom covering the following subjects: Analytical studies of the cost of 1 meter of drilling progress at OAO Gazprom's fields and sites ; Development of
price lists for repairs at OAO Gazprom's facilities ; and Program for bringing gas pipeline branches into operation through the year
2020 , and to deliver the results of such work to OAO Gazprom and OAO Gazprom undertakes to accept the results of such work and to pay for such work a total maximum sum of 495.1 million rubles.
Management
7.99
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
OAO Gazprom Promgaz pursuant to which OAO Gazprom
Promgaz undertakes to perform during the period from 01 JUL
2009 to 31 DEC 2010, in accordance with instructions from OAO
Gazprom, research work for OAO Gazprom covering the following subjects: Arranging for the monitoring of prices for all types of capital construction resources with reference to areas of clustered construction of OAO Gazprom's facilities ; Develop a procedure for providing design organizations with information about prices for material and technical resources for the purpose of adopting optimal decisions in designing the Unified Gas Supply System's facilities ; and Perform an analysis of the impact of changes in the commercial rate of penetration for prospecting and exploration wells and prepare measures designed to increase such rate and reduce the cost of geologi
Management
7.100
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement of OAO Gazprom with OAO
Gazprom Promgaz and OAO Gazavtomatika of OAO Gazprom
[the Contractors] pursuant to which the Contractors undertake to perform during the period from 01 JUL 2009 to 31 DEC 2009, in accordance with instructions from OAO Gazprom, the services of implementing programs for scientific and technical cooperation between OAO Gazprom and foreign partner companies and OAO
Gazprom undertakes to pay for such services a total maximum
sum of 2 million rubles.
Management
7.101
Approve, in accordance with Chapter XI of the Federal Law on
Joint Stock Companies and Chapter XI of the Charter of OAO
Gazprom, to enter into an agreement between OAO Gazprom and
ZAO Gazprom Invest Yug, OOO Gazpromtrans, ZAO Gazprom
Zarubezhneftegaz, OAO Gazprom Promgaz, OOO
Severneftegazprom, ZAO Yamalgazinvest, ZAO Gazprom Neft
Orenburg, OOO Gazprom Komplektatsiya, OAO Vostokgazprom,
OAO Tomskgazprom, OAO TGK-1, OAO Mosenergo, OOO
Gazprom Tsentrremont, OAO Tsentrgaz, OOO Gazprom Export,
OAO Gazpromregiongaz, OAO Gazprom Neft, OOO
Mezhregiongaz and Gazpromipoteka Fund [the Licensees]
pursuant to which OAO Gazprom will grant the Licensees a non-
exclusive license to use OAO Gazprom's trade marks,        ,
Gazprom and, which have been registered in the State Register of
Trade Marks and Service Marks of the Russian Federation, as
Management

follows: on goods or labels or packaging of goods which are
produced, offered for sale, sold or displayed at exhibitions or fairs or are otherwise introduced into civil turnover in the territory of the
Russian Federation, or are stored or transported for such purpose, or are brought into the territory of the Russian Federation; in connection with the performance of work or the provision of
services, including the development of oil or gas fields or the construction of oil pipelines or gas pipelines; on accompanying, commercial or other documentation, including documentation
related to the introduction of goods into civil turnover; in offers regarding the sale of goods, regarding the performance of work or regarding the provision of services, as well as in announcements, in advertisements, in connection with the conduct of charitable or sponsored events, in printed publications, on official letterheads, on signs, including, without limitation, on administrative buildings, industrial facilities, multi-function

PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO
RESOLUTIONS 8.1 - 8.18 REGARDING-THE ELECTION OF
DIRECTORS. STANDING INSTRUCTIONS HAVE BEEN
REMOVED FOR THIS M-EETING. PLEASE NOTE THAT ONLY
A VOTE "FOR" THE DIRECTOR WILL BE CUMULATED. PLE-
ASE CONTACT YOUR CLIENT SERVICE REPRESENTATIVE IF
YOU HAVE ANY QUESTIONS.
Non-Voting
8.1	Elect Mr. Akimov Andrey Igorevich as a Member of the Board of Directors of the Company.	Management
8.2	Elect Mr. Ananenkov Alexander Georgievich as a Member of the Board of Directors of the Company.	Management
8.3	Elect Mr. Bergmann Burckhard as a Member of the Board of Directors of the Company.	Management
8.4	Elect Mr. Gazizullin Farit Rafikovich as a Member of the Board of Directors of the Company.	Management
8.5	Elect Mr. Gusakov Vladimir Anatolievich as a Member of the Board of Directors of the Company.	Management
8.6	Elect Mr. Zubkov Viktor Alexeevich as a Member of the Board of Directors of the Company.	Management
8.7	Elect Ms. Karpel Elena Evgenievna as a Member of the Board of Directors of the Company.	Management
8.8	Elect Mr. Makarov Alexey Alexandrovich as a Member of the Board of Directors of the Company.	Management
8.9	Elect Mr. Miller Alexey Borisovich as a Member of the Board of Directors of the Company.	Management
8.10	Elect Mr. Musin Valery Abramovich as a Member of the Board of Directors of the Company.	Management
8.11	Elect Ms. Nabiullina Elvira Sakhipzadovna as a Member of the Board of Directors of the Company.	Management
8.12	Elect Mr. Nikolaev Viktor Vasilievich as a Member of the Board of Directors of the Company.	Management
8.13	Elect Mr. Petrov Yury Alexandrovich as a Member of the Board of Directors of the Company.	Management
8.14	Elect Mr. Sereda Mikhail Leonidovich as a Member of the Board of Directors of the Company.	Management
8.15	Elect Mr. Foresman Robert Mark as a Member of the Board of Directors of the Company.	Management
8.16	Elect Mr. Fortov Vladimir Evgenievich as a Member of the Board of Directors of the Company.	Management
8.17	Elect Mr. Shmatko Sergey Ivanovich as a Member of the Board of Directors of the Company.	Management
8.18	Elect Mr. Yusufov Igor Khanukovich as a Member of the Board of Directors of the Company.	Management

PLEASE NOTE THAT YOU MAY ONLY VOTE "FOR" NO MORE
THAN 9 CANDIDATES. IF YOU WIS-H TO VOTE FOR LESS
THAN THE 9 CANDIDATES PLEASE VOTE "AGAINST" OR
"ABSTAIN" ON-THE CANDIDATES YOU DO NOT WISH TO
SUPPORT. PLEASE NOTE BECAUSE MORE THAN "FOR-"
VOTES WILL MAKE THIS BALLOT INVALID WE HAVE APPLIED
SPIN CONTROL TO RESOULTI-ON NUMBER 9 TO ONLY
ALLOW YOU TO VOTE ON 9 OF THE CANDIDATES OUT OF
THE 11. TH-E TWO CANDIDIATES YOU CHOOSE NOT TO
VOTE ON WILL RECEIVE A VOTE OF "ABSTAIN"
Non-Voting
9.1	Elect Mr. Arkhipov Dmitry Alexandrovich as a Member of the Audit Commission of the Company.	Management
9.2	Elect Mr. Bikulov Vadim Kasymovich as a Member of the Audit Commission of the Company.	Management
9.3	Elect Mr. Ishutin Rafael Vladimirovich as a Member of the Audit Commission of the Company.	Management
9.4	Elect Mr. Kobzev Andrey Nikolaevich as a Member of the Audit Commission of the Company.	Management
9.5	Elect Ms. Lobanova Nina Vladislavovna as a Member of the Audit Commission of the Company.	Management
9.6	Elect Ms. Mikhailova Svetlana Sergeevna as a Member of the Audit Commission of the Company.	Management
9.7	Elect Mr. Nosov Yury Stanislavovich as a Member of the Audit Commission of the Company.	Management
9.8	Elect Mr. Ozerov Sergey Mikhailovich as a Member of the Audit Commission of the Company.	Management
9.9	Elect Ms. Tikhonova Mariya Gennadievna as a Member of the Audit Commission of the Company.	Management
9.10	Elect Ms. Tulinova Olga Alexandrovna as a Member of the Audit Commission of the Company.	Management
9.11	Elect Mr. Shubin Yury Ivanovich as a Member of the Audit Commission of the Company.	Management
	REMINDER PLEASE NOTE IN ORDER TO VOTE ON THE FULL MEETING AGENDA YOU MUST ALSO-VOTE ON MEETING ID 578091 WHICH CONTAINS RESOULTIONS 1 - 7.92.	Non-Voting

GOLDEN AGRI-RESOURCES LTD.
Security	ADPV11073	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	28-Apr-2009
ISIN	MU0117U00026	Agenda	701894304 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Adopt the reports of the Directors and Auditors and the Audited financial statements	Management	For	For
2.	Approve the Director fees of SGD 228,000 for the YE 31 DEC 2008	Management	For	For
3.	Re-elect Mr. Muktar Widjaja as a Director	Management	For	For
4.	Re-elect Mr. Rafael Buhay Concepcion, Jr as a Director	Management	For	For
5.	Re-elect Mr. Kaneyalall Hawabhay as a Director	Management	For	For
6.	Re-elect Mr. William Chung Nien Chin as a Director	Management	For	For
7.	Re-appoint Moore Stephens LLP as the Auditors and authorize the Directors to fix their remuneration	Management	For	For
8.	Approve to renew the authority to allot and issue shares [share issue mandate]	Management	For	For
9.	Grant authority to allot and issue shares up to 100% of the total number of issued shares via a pro-rata renounceable rights issue	Management	For	For
10.	Grant authority to allot and issue shares at a discount of up to 20% under share issue mandate	Management	For	For
11.	Approve to renew the share purchase mandate	Management	For	For
12.	Approve to renew the interested person transactions mandate	Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF AUDITOR NAME. IF YOU HAV-E ALREADY SENT IN YOUR
VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YOU-DECIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting

GRUPO MEXICO SAB DE CV
Security	P49538112	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	30-Apr-2009
ISIN	MXP370841019	Agenda	701905359 - Management
Item	Proposal	Type	Vote	For/Against Management
I.
Receive the report from the Chief Executive Officer of the
Company for the FY that ran from 01 JAN 2008 to 31 DEC 2008;
discussion and approval, if relevant, of the consolidated financial statements of the Company and of its subsidiaries to 31 DEC
2008; presentation of the opinions and reports that are referred to in Article 28, part iv, lines A, C, D and E of the Securities Market
Law, regarding the FY that ran from 01 JAN 2008 to 31 DEC 2008
		Management	For	For
II.	Receive the report regarding the fulfillment of the tax obligations that are referred to in Article 86, Part XX, of the Income Tax Law during the 2008 FY	Management	For	For
III.	Approve the allocation of profits from the FY that ended on 31 DEC 2008	Management	For	For
IV.
Receive the report that is referred to in Article 60, part iii, of the provisions of a general nature applicable to the issuers of
securities and other participants, including a report regarding the allocation of the funds destined for the acquisition of the
Company's own shares during the FYE on 31 DEC 2008;
determination of the maximum amount of funds to be allocated to the acquisition of the Company's own shares during the FY that ended on 31 DEC 2008; determination of the maximum amount of funds to be allocated to the acquisition to the Company's own shares during the 2009 fiscal year
		Management	For	For
V.
Ratify the acts done by the Board of Directors, the Executive
Chairperson and its Committees during the FY that ran to 31 DEC
2008; appoint or reelect, if relevant, of the Members of the Board of Directors of the Company and classification of their
independence in accordance with Article 26 of the securities market law ; appoint or reelect if relevant, of the Members of the
Committees of the Board of Directors itself and of their
Chairpersons
		Management	For	For
VI.	Approve the remuneration for the Members of the Board of Directors and for the Members of the Committees of the Board	Management	For	For
VII.	Approve the designation delegates who will carry out and formalize the resolutions passed at this meeting	Management	For	For

HITACHI METALS,LTD.
Security	J20538112	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	18-Jun-2009
ISIN	JP3786200000	Agenda	701991425 - Management
Item	Proposal	Type	Vote	For/Against Management
1	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the other Updated Laws and Regulations	Management	For	For
2.1	Appoint a Director	Management	For	For
2.2	Appoint a Director	Management	For	For
2.3	Appoint a Director	Management	For	For
2.4	Appoint a Director	Management	For	For
2.5	Appoint a Director	Management	For	For
2.6	Appoint a Director	Management	For	For
2.7	Appoint a Director	Management	For	For

HOKUETSU PAPER MILLS,LTD.
Security	J21882105	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	JP3841800000	Agenda	702013474 - Management
Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Profits	Management	For	For
2	Amend Articles to: Change Official Company Name to Hokuetsu Kishu Paper Co., Ltd.	Management	For	For
3
Amend Articles to: Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated Laws and
Regulations, Allow Board to Authorize Use of Share Purchase
Warrants, Allow Board to Authorize Use of Free Share Purchase
Warrants as Anti-Takeover Defense Measure
		Management	For	For
4	Approve Renewal of Anti-Takeover Defense Measures	Management	For	For
5.1	Appoint a Director	Management	For	For
5.2	Appoint a Director	Management	For	For
5.3	Appoint a Director	Management	For	For
5.4	Appoint a Director	Management	For	For
5.5	Appoint a Director	Management	For	For
5.6	Appoint a Director	Management	For	For
5.7	Appoint a Director	Management	For	For
5.8	Appoint a Director	Management	For	For
5.9	Appoint a Director	Management	For	For
5.10	Appoint a Director	Management	For	For
5.11	Appoint a Director	Management	For	For
5.12	Appoint a Director	Management	For	For
5.13	Appoint a Director	Management	For	For
5.14	Appoint a Director	Management	For	For
6	Appoint a Corporate Auditor	Management	For	For
7	Appoint a Substitute Corporate Auditor	Management	For	For
8	Approve Payment of Bonuses to Directors	Management	For	For

HOLMEN AB, STOCKHOLM
Security	W4200N112	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	24-Mar-2009
ISIN	SE0000109290	Agenda	701816463 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
	PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE OPTION IN SWEDEN. THANK YOU.	Non-Voting
1.	Opening of the meeting	Management	For	For
2.	Elect Mr. Fredrik Lundberg as a Chairman of the meeting	Management	For	For
3.	Approve the voting list	Management	For	For
4.	Approve the agenda	Management	For	For
5.	Elect the Adjusters to approve the minutes of the meeting	Management	For	For
6.	Approve the due convening of the meeting	Management	For	For
7.	Receive the annual report and the consolidated financial statements, and the report of the Auditors and the consolidated report of the Auditors; address by Chief Executive Officer	Management	For	For
8.	Approve the matters arising from the above reports	Management	For	For
9.	Adopt the Parent Company's income statement and balance sheet and the consolidated income statement and balance sheet	Management	For	For
10.
Approve the dividend of SEK 9[12] per share be paid, the Board proposes that the date of record for entitlement to dividend be 27
MAR 2009; and the dividend will be distributed by Euroclear
Sweden on 01 APR 2009
		Management	For	For
11.	Grant discharge to the Members of the Board and the Chief Executive Officer from liability	Management	For	For
12.	Approve that the number of Members of the Board to be elected by the meeting be set at 9	Management	For	For
13.
Approve to pay a fee of SEK 2,475,000 to the Board, of which
SEK 550,000 be paid to the Chairman, and SEK 275,000 to each of the Members elected by the AGM, who is not an employee of the Company; compensation to the Auditors shall be paid against invoice
		Management	Against	Against
14.
Re-elect Messrs. Fredrik Lundberg, Lilian Fossum, Magnus Hall,
Carl Kempe, Curt Kallstromer, Hans Larsson, Ulf Lundahl, Goran
Lundin as the Members of the Board and Mr. Carl Bennet be
elected as the Member of the Board; and elect Mr. Fredrik
Lundberg as the Chairman of the Board
		Management	For	For
15.	Approve the information about the Nomination Committee before the 2010 AGM	Management	For	For
16.	Adopt the specified guidelines for determining the salary and other remuneration of the Chief Executive Officer and the Senior Management	Management	For	For
17.
Approve, that the AGM's decision on the amendments to the
Company's Articles shall be made conditional on the change in means used to give notice of general meetings laid down in the
Swedish Companies Act [SFS 2005:551] having come into effect, which would mean that the proposed wording of Article 8, would be in accordance with the Swedish Companies Act; and the new rules that are expected to come into effect before the 2010 AGM
		Management	For	For
18.
Authorize the Board to make decisions, on one or more
occasions, to buy back Series 'A' or Series 'B' shares in the
Company, or combinations thereof to the extent that the
Company's holding of its own shares does not at any time exceed
10% of all the shares in the Company; the share purchases shall be transacted via NASDAQ OMX Stockholm at prevailing listed
prices; and to make decisions between now and the next AGM to use the Company's holding of its own shares as payment in
connection with the acquisition of the companies or lines of business or to finance such acquisitions, in which case the shares shall be sold via NASDAQ OMX Stockholm; the mandate may be
exercised on one or more occasions and may include the
Company's entire holding of its own shares at the time of the
Board's decision; and the mandate includes the right to decide to waive the prior rights of existing shareholders; and the purpose of this mandate to buy back and sell shares in the Company is to enable the Board to adjust the capital struc
		Management	For	For
19.	Closure of the meeting	Management	For	For

HUSKY ENERGY INC
Security	448055103	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	21-Apr-2009
ISIN	CA4480551031	Agenda	701858221 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'ABSTAIN' FOR-ALL THE RESOLUTIONS. THANK YOU.	Non-Voting
	PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.	Non-Voting
1.1	Elect Mr. Victor T.K. Li as a Director	Management	For	For
1.2	Elect Mr. Canning K.N. Fok as a Director	Management	For	For
1.3	Elect Mr. R. Donald Fullerton as a Director	Management	For	For
1.4	Elect Mr. Martin J.G. Glynn as a Director	Management	For	For
1.5	Elect Mr. Poh Chan Koh as a Director	Management	For	For
1.6	Elect Ms. Eva Lee Kwok as a Director	Management	For	For
1.7	Elect Mr. Stanley T.L. Kwok as a Director	Management	For	For
1.8	Elect Mr. John C.S. Lau as a Director	Management	For	For
1.9	Elect Mr. Colin S. Russel as a Director	Management	For	For
1.10	Elect Mr. Wayne E. Shaw as a Director	Management	For	For
1.11	Elect Mr. William Shurniak as a Director	Management	For	For
1.12	Elect Mr. Frank J. Sixt as a Director	Management	For	For
2.	Appoint KPMG LLP as the Auditors of the Corporation	Management	For	For
	Receive the annual report of the Board of Directors to the shareholders and th-e consolidated audited financial statements of the Corporation for the FYE 31-DEC 2008	Non-Voting
	Transact any other business	Non-Voting

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF NON-NUMBERED AND NON-VOT-ABLE RESOLUTIONS. IF
YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
NOT RETURN-THIS PROXY FORM UNLESS YOU DECIDE TO
AMEND YOUR ORIGINAL INSTRUCTIONS. THANK-YOU.
Non-Voting

IAMGOLD CORP
Security	450913108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	14-May-2009
ISIN	CA4509131088	Agenda	701909737 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'ABSTAIN' ONLY-FOR ALL RESOLUTIONS 1 AND 2. THANK YOU.	Non-Voting

To receive and consider the annual report of Management to the shareholders an-d the audited consolidated financial statements of the Corporation for the YE-31 DEC 2008 and the report of the
Auditors thereon
Non-Voting
1.	Elect the Directors of the Corporation for the ensuing year	Management	For	For
2.	Appoint KPMG LLP, Chartered Accountants, as the Auditors of the Corporation for the ensuing year and authorize the Directors to fix the remuneration	Management	For	For
	Transact such other business	Non-Voting

INDUSTRIAS PENOLES SAB DE CV
Security	P55409141	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	24-Feb-2009
ISIN	MXP554091415	Agenda	701810485 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Approve the reports that are referred to in Article 28, Part IV of the
Securities Market Law including financial statements from the fiscal year that ended on 31 DEC 2008, as well as the report regarding the fulfillment of the fiscal obligations of the Company
		Management	For	For
2.	Approve the allocation of results	Management	For	For
3.	Approve to allocate the amount to purchase of own shares in accordance with that which is provided for in a Article 56 Part IV of the Securities Market Law	Management	For	For
4.	Ratify the remuneration of the Members of the Board of Directors of the Company	Management	For	For
5.	Ratify the Chairperson of the Audit and Corporate Practices Committee	Management	For	For
6.	Approve the designation of special delegates from the meeting	Management	For	For

INPEX CORPORATION
Security	J2467E101	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Jun-2009
ISIN	JP3294460005	Agenda	702004918 - Management
Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Profits	Management	For	For
2	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the other Updated Laws and Regulations	Management	For	For
3.1	Appoint a Director	Management	For	For
3.2	Appoint a Director	Management	For	For
4	Approve Payment of Bonuses to Directors and Corporate Auditors	Management	For	For

JFE HOLDINGS,INC.
Security	J2817M100	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Jun-2009
ISIN	JP3386030005	Agenda	701984800 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Approve Appropriation of Retained Earnings	Management	For	For
2.	Approve Payment of Bonuses to Corporate Officers	Management	For	For
3.	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the Other Updated Laws and Regulations	Management	For	For
4.1	Appoint a Director	Management	For	For
4.2	Appoint a Director	Management	For	For
4.3	Appoint a Director	Management	For	For
4.4	Appoint a Director	Management	For	For
4.5	Appoint a Director	Management	For	For
4.6	Appoint a Director	Management	For	For
5.1	Appoint a Corporate Auditor	Management	For	For
5.2	Appoint a Corporate Auditor	Management	For	For
6.	Appoint a Substitute Corporate Auditor	Management	For	For
7.	Continuation of the Policy Toward Large-scale Purchases of JFE Shares	Management	For	For

JSC MMC NORILSK NICKEL
Security	46626D108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	30-Jun-2009
ISIN	US46626D1081	Agenda	701996449 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the MMC Norilsk Nickel's 2008 annual report	Management	For	For
2.	Approve MMC Norilsk Nickel's 2008 annual accounting statements including profit and loss statement	Management	For	For
3.	Approve the distribution of MMC Norilsk Nickel's profits and losses for 2008	Management	For	For
4.	Approve not to pay dividends on MMC Norilsk Nickel's shares for the year 2008	Management	For	For

PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO THIS
RESOLUTION REGARDING THE EL-ECTION OF DIRECTORS.
STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR THIS
MEETING.-PLEASE NOTE THAT ONLY A VOTE "FOR" THE
DIRECTOR WILL BE CUMULATED. PLEASE CON-TACT YOUR
CLIENT SERVICE REPRESENTATIVE IF YOU HAVE ANY
QUESTIONS.
Non-Voting
5.1	Elect Mr. Guerman R. Aliev as a Member of the Board of Directors	Management	For	For
5.2	Elect Mr. Sergey L. Batekhin as a Member of the Board of Directors	Management	For	For
5.3	Elect Mr. Andrey E. Bougrov as a Member of the Board of Directors	Management	For	For
5.4	Elect Mr. Alexander S. Voloshin as a Member of the Board of Directors	Management	For	For
5.5	Elect Mr. Andrey A. Klishas as a Member of the Board of Directors	Management	For	For
5.6	Elect Mr. Valery V. Lukyanenko as a Member of the Board of Directors	Management	For	For
5.7	Elect Mr. Alexander Polevoy as a Member of the Board of Directors	Management	For	For
5.8	Elect Mr. Anton V. Chemy as a Member of the Board of Directors	Management	For	For
5.9	Elect Mr. Bradford Allan Mills as a Member of the Board of Directors	Management	For	For
5.10	Elect Mr. John Gerard Holden as a Member of the Board of Directors	Management	For	For
5.11	Elect Mr. Vasily N. Titov as a Member of the Board of Directors	Management	For	For
5.12	Elect Mr. Vladimir I. Strzhalkovsky as a Member of the Board of Directors	Management	For	For
5.13	Elect Mr. Dmitry O. Afanasyev as a Member of the Board of Directors	Management	For	For
5.14	Elect Mr. Anatoly B. Ballo as a Member of the Board of Directors	Management	For	For
5.15	Elect Mr. Alexander S. Bulygin as a Member of the Board of Directors	Management	For	For
5.16	Elect Mr. Artem O. Volynets as a Member of the Board of Directors	Management	For	For
5.17	Elect Mr. Vadim V. Geraskin as a Member of the Board of Directors	Management	For	For
5.18	Elect Mr. Maxim A. Goldman as a Member of the Board of Directors	Management	For	For
5.19	Elect Mr. Dmitry V. Razumov as a Member of the Board of Directors	Management	For	For
5.20	Elect Mr. Maxim M. Sokov as a Member of the Board of Directors	Management	For	For
5.21	Elect Mr. Vladislav A. Soloviev as a Member of the Board of Directors	Management	For	For
5.22	Elect Mr. Igor A. Komarov as a Member of the Board of Directors	Management	For	For
5.23	Elect Mr. Ardavan Moshiri as a Member of the Board of Directors	Management	For	For
6.1	Elect Mr. Natalia V. Gololobova as a Member of the Revision Commission	Management	For	For
6.2	Elect Mr. Alexey A. Kargachov as a Member of the Revision Commission	Management	For	For
6.3	Elect Mr. Natalia N. Panphil as a Member of the Revision Commission	Management	For	For
6.4	Elect Mr. Dmirty V. Pershinkov as a Member of the Revision Commission	Management	For	For
6.5	Elect Mr. Tamara A. Sirotkina as a Member of the Revision Commission	Management	For	For
7.	Approve the Rosexpertiza LLC as the Auditor of MMC Norilsk Nickel's 2009 Russian accounting statements	Management	For	For
8.	Approve the new version of the Charter of OJSC MMC Norilsk Nickel	Management	For	For
9.	Approve the new version of the regulations on the Board of Directors of OJSC MMC Norilsk Nickel	Management	For	For
10.	Approve the regulations of the Management Board of OJSC MMC Norilsk Nickel	Management	For	For
11.1
Approve to establish that the principal amount of remuneration to be paid to an Independent Director shall be USD 62,500 per
quarter [to be paid in Russian Rubles at the exchange rate fixed by the Bank of Russia on the day of payment], and that expenses in the amount of up to RUB 2 million per year shall be reimbursed upon presentation of documental proof, the above specified sum is gross of taxes and charges applicable; if an Independent
Director presides over a Board Committee [Committees], to
establish that the additional remuneration in the amount of USD
31,250 per quarter, shall be paid to such Independent Director for each presided Committees [to be paid in Russian Rubles at the exchange rate fixed by the Bank of Russia on the day of
payment], the above specified sum is gross of taxes and charges applicable; to establish that the principal amount of remuneration to be paid to a Chairman of the Board of Director, in case he is an
Independent Director, shall be USD 2,500,000 per year [to be paid in Russia
		Management	For	For
11.2	Approve the Incentive Program-Option Plan for Independent Directors of OJSC MMC Norilsk Nickel; and to establish that the program shall be valid from 01 JUL 2009 to 30 JUN 2010	Management	For	For
12.
Approve the value of property being the subject of interrelated transactions to indemnify Members of the Board of Directors and
Members of the Management Board of OJSC MMC Norilsk Nickel
against damages the aforementioned persons may incur in their respective positions specified above shall not exceed USD
115,000,000 for each transaction
		Management	For	For
13.
Approve the interrelated transactions, to which all the Members of the Board of Directors and Members of the Management Board of
OJSC MMC Norilsk Nickel are interested parties, and which
involve the obligations of OJSC MMC Norilsk Nickel to indemnify
Members of the Board of Directors and Members of the
Management Board of OJSC MMC Norilsk Nickel against
damages the aforementioned persons may incur in their
respective positions specified above, shall not exceed USD
115,000,000 for each such person
		Management	For	For
14.
Approve to establish that the value of services involving liability insurance for members of the Board of Directors and Members of the Management Board of OJSC MMC Norilsk Nickel with liability limited to USD 150,000,000 and additional insurance coverage limit of USD 50,000,000 shall not exceed USD 1,200,000
		Management	For	For
15.
Approve the transaction, to which all Members of the Board of
Directors and the Members of the Management Board of OJSC
MMC Norilsk Nickel are interested parties, involving liability insurance for Members of the Board of Directors and Members of
the Management Board of OJSC MMC Norilsk Nickel who will be
beneficiary parties to the transaction by a Russian Insurance
Company, for the 1 year term with liability limited to USD
150,000,000 and additional insurance coverage limit of USD
50,000,000 and with premium to insurer not exceeding USD
1,200,000
		Management	For	For

KAZAKHMYS PLC, LONDON
Security	G5221U108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	15-May-2009
ISIN	GB00B0HZPV38	Agenda	701905070 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the receive the 2008 report and the accounts	Management	For	For
2.	Approve the 2008 Directors' remuneration report	Management	For	For
3.	Elect Mr. Daulet Yergozhin as a Director	Management	For	For
4.	Elect Mr. Peter Hickson as a Director	Management	For	For
5.	Re-appoint Ernst and Young LLP as the Auditors	Management	For	For
6.	Authorize the Directors to agree the Auditors' remuneration	Management	For	For
7.	Approve to renew the Directors' authority to allot shares	Management	For	For
S.8	Approve to renew the Directors' authority to disapply pre-emption rights	Management	For	For
S.9	Authorize the Directors to make market purchases of the Company's shares	Management	For	For
S.10	Grant authority to call the general meetings on 14 days' notice	Management	For	For
S.11	Amend the Articles of Association of the Company	Management	For	For

KGHM POLSKA MIEDZ S A
Security	X45213109	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	16-Jun-2009
ISIN	PLKGHM000017	Agenda	701954035 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.	Opening of the meeting	Management	For	For
2.	Appoint the Meeting's Chairman	Management	For	For
3.	Approve the statement of the meeting's legal validity	Management	For	For
4.	Approve the agenda	Management	For	For
5.	Approve the Management's report on Company's activity in 2008 and the financial statement for 2008	Management	For	For
6.	Approve the Management proposal on profit for 2008 distribution	Management	For	For
7.	Approve the Supervisory Board report on its evaluation on Management Board's reports and the financial statement	Management	For	For
8.A	Approve the Supervisory Board of assessment of the Company standing	Management	For	For
8.B	Approve the report on activities of the Supervisory Board	Management	For	For
9.A	Approve the report of the Management Board on the Company's activities in 2008	Management	For	For
9.B	Approve the financial statement for 2008	Management	For	For
9.C	Approve the profit distribution for 2008	Management	For	For
10.A	Adopt the resolution on the duties' fulfilling by the Management	Management	For	For
10.B	Adopt the resolution on the duties' fulfilling by the Supervisory Board	Management	For	For
11.	Approve the Management report on activity of the Company's capital group and the consolidated financial statement for 2009	Management	For	For
12.	Approve the Supervisory Board evaluation on examination of the consolidated financial statement of capital group	Management	For	For
13.A	Adopt the resolution on the Management's report on activity of the capital group in 2008	Management	For	For
13.B	Adopt the resolution on the consolidated financial statement of the capital group for 2008	Management	For	For
14.	Adopt the resolution on changes in the Company's Statute text	Management	For	For
15.	Closure of the Meeting	Management	For	For

KOBE STEEL,LTD.
Security	J34555144	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	24-Jun-2009
ISIN	JP3289800009	Agenda	701982553 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the Other Updated Laws and Regulations	Management	For	For
2.1	Appoint a Director	Management	For	For
2.2	Appoint a Director	Management	For	For
2.3	Appoint a Director	Management	For	For
2.4	Appoint a Director	Management	For	For
2.5	Appoint a Director	Management	For	For
2.6	Appoint a Director	Management	For	For
2.7	Appoint a Director	Management	For	For
2.8	Appoint a Director	Management	For	For
2.9	Appoint a Director	Management	For	For
2.10	Appoint a Director	Management	For	For
3.	Approve Policy regarding Large-scale Purchases of Company Shares	Management	For	For

KUALA LUMPUR KEPONG BHD
Security	Y47153104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	18-Feb-2009
ISIN	MYL2445OO004	Agenda	701792877 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the financial statements for the YE 30 SEP 2008 and the Directors' and the Auditors' reports thereon	Management	For	For
2.	Approve the payment of a final dividend of 45 sen per share less 25% Malaysian Income Tax and 10 sen per share tax exempt	Management	For	For
3.	Re-elect Mr. Y. M. Tengku Robert Hamzah as a Director, who retires in accordance with Article 91(A) of the Company's Articles of Association	Management	For	For
4.	Re-elect Mr. Yeoh Eng Khoon as a Director, who retires in accordance with Article 91(A) of the Company's Articles of Association	Management	For	For
5.	Re-appoint Mr. Tan Sri Dato' Thong Yaw Hong as a Director of the Company, pursuant to Section 129(6) of the Companies Act 1965, to hold office until the next AGM of the Company	Management	For	For
6.	Re-appoint Mr. R. M. Alias as a Director of the Company, pursuant to Section 129(6) of the Companies Act 1965, to hold office until the next AGM of the Company	Management	For	For
7.	Approve to fix the Directors' fees for the YE 30 SEP 2008 amounting to MYR 849,000 [2007: MYR 704,000]	Management	For	For
8.	Appoint the Auditors and authorize the Directors to fix their remuneration	Management	For	For
9.
Authorize the Directors for the Company to buy back such amount of ordinary shares of MYR 1.00 each in the Company [authority to buy back shares], as may be determined by the Directors from time to time through Bursa Malaysia Securities Berhad [Bursa
Malaysia] upon such terms and conditions as the Directors may deem fit and expedient in the best interests of the Company
provided that the aggregate number of shares purchased pursuant to this resolution does not exceed 10% of the total issued and paid-up share capital of the Company [equivalent to 106,400,000 shares in the Company based on its issued and paid-up share
capital [excluding treasury shares] of 1,064,965,692 shares of
MYR 1.00 each as at 01 DEC 2008] and that an amount not
exceeding the total retained profits of the Company be allocated for the authority to buy back shares [the audited retained profits of the Company as at 30 SEP 2008 was MYR 1,318 million]; to
cancel the shares so purchased and/or retain the shares so
purchased as treasury shares;
		Management	For	For
10.
Authorize the Company and/or its subsidiary Companies to enter into recurrent transactions of a revenue or trading nature with related parties which are necessary for the Company's and/or its subsidiaries day-today operations and carried out in ordinary course of business on normal commercial terms not more
favorable to the related parties than those generally available to the public and are not to the detriment of the minority
shareholders as specified; and authorize the Directors to do all such acts and things [including executing all such documents as may be required] as they may consider expedient or necessary to give full effect to the mandate, with full powers to assent to any conditions, modifications, revaluations, variations and/or
amendments [if any] as may be imposed by the relevant
authorities; [Authority expires at the conclusion of the next AGM of the Company following the passing of this ordinary resolution or the expiry of the period within which the next AGM is required By
Law to be held but
		Management	For	For

KULIM MALAYSIA BHD
Security	Y50196107	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-May-2009
ISIN	MYL2003OO001	Agenda	701932471 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the Directors' and Auditors' reports and audited financial statements in respect of the YE 31 DEC 2008	Management	For	For
2.	Approve the final dividend of 15% [less Malaysian income tax] in respect of the FYE 31 DEC 2008	Management	For	For
3.	Re-elect Mr. Jamaludin Md Ali as a Director, who retires in accordance with the Company's Articles of Association	Management	For	For
4	Re-elect Mr. Datin Paduka Siti Sa'diah Sheikh Bakir as a Director, who retires in accordance with the Company's Articles of Association	Management	For	For
5.	Re-elect Datuk Haron Siraj as a Director, who retires in accordance with the Company's Articles of Association	Management	For	For
6.	Re-appoint Mr. Tan Sri Datuk Arshad Ayub, as a Director of the Company to hold office until the next AGM of the Company, pursuant to Section 129(6) of the Companies Act, 1965 [Act]	Management	For	For
7.	Approve the payment of the Directors' fees in respect of the FYE 31 DEC 2008	Management	For	For
8.	Re-appoint Messrs. KPMG as the Auditors of the Company and authorize the Directors to fix their remuneration	Management	For	For
9.
Authorize the Directors, pursuant to Section 132D of the Act, to issue shares of the Company form time to time upon such terms and conditions and for such purposes as the Directors may in their absolute discretion deem fit provided that the aggregate number of shares to be issued pursuant to this resolution does not exceed
10% of the issued share capital of the Company and; [Authority expires the conclusion of the next AGM of the Company] and to obtain the approval of the Bursa Malaysia Securities Berhad
['Bursa Securities'] for the listing and quotation for the new shares so issued
		Management	For	For
10.
Authorize the Company, subject to the Act, rules, regulations and orders made pursuant to the Act, provisions of the Company's
Memorandum and Articles of Association and the Listing
Requirements of Bursa Securities ['Listing Requirements'] and to
purchase and/or hold such amount of ordinary shares of MYR
0.50 each in the Company's issued and paid-up share capital
['Proposed Renewal of the Share Buy-Back Authority'] through bursa securities upon  such terms and conditions as the Directors may deem fit in the interest of the Company provide that: the aggregate number of shares so purchased and/or held pursuant to this ordinary resolution ["Purchased Shares"] does not exceed
10% of the total issued and paid-up share capital of the Company at any one time; and the maximum amount of funds to be
allocated for the purchased shares shall not exceed the aggregate of the retained profits and/or share premium of the Company;
authorize the Directors to decide at their discretion either to retain the Purchased Shares as t
		Management	For	For

other manner as may be permitted by the Act, rules, regulations , guidelines, requirements and/or orders of Bursa Securities and any other relevant authorities for the time being in force; to do all acts and things including the opening and maintaining of a central depositories account(s) under the Securities Industry [Central
Depositories ] Act, 1991 and to take such steps and to enter into and execute all commitments, transactions, deeds, agreements, arrangements, undertakings, indemnities, transfers, assignments, and/or guarantees as they may deem fit, necessary, expedient and/or appropriate in the best interest of the Company in order to implement, finalize and give full effect to the Proposed Renewal of the Share Buy-back Authority with full powers to assent to any conditions, modifications, variations [if any] as may be imposed by the relevant authorities; [Authority the earlier of the conclusion of the next AGM of the Company or the expiry of the period within which the next AGM of the Company is requi

11.
Authorize the Company, its subsidiaries or any of them, in line with Paragraph 10.09 of the Listing Requirements, to enter into any of the transactions falling within the types of the RRPT, as specified, with the related parties as specified, provided that such transactions are of revenue and/or trading nature, which are necessary for the day-to-day operations of the Company and/or its subsidiaries, within the ordinary course of business of the
Company and/or its subsidiaries, made on an arm's length basis an on normal commercial terms which those generally available to the public and are not detrimental to the minority shareholders of the Company; [Authority expires the earlier of  the conclusion of the next AGM of the Company or the expiration of the period
within the which the next AGM after the date it is required by Law to be held]; authorize the Directors of the Company to complete and do all such acts and things [including executing all such documents as ma be required] as they may consider expedient o
		Management	For	For
	Transact any other business	Non-Voting

KUMBA IRON ORE
Security	S4341C103	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	20-Mar-2009
ISIN	ZAE000085346	Agenda	701827769 - Management
Item	Proposal	Type	Vote	For/Against Management
1.O.1
Receive and adopt the annual financial statements of the
Company for the YE 31 DEC 2008, including the Directors' report and the report of the Auditors thereon and to confirm all matters and things undertaken and discharged by the Directors on behalf of the Company
		Management	For	For
2.O.2	Re-appoint Deloitte & Touche as an Independent Auditors of the Company for the ensuing year and to appoint Mr. BW Smith as the Designated Auditor for the ensuing year	Management	For	For
3O3.1	Re-elect Mr. CI Griffith as a Director	Management	For	For
3O3.2	Re-elect Mr. ZBM Bassa as a Director	Management	For	For
3O3.3	Re-elect Mr. DD Mokgatle as a Director	Management	For	For
3O3.4	Re-elect Mr. ND Moyo as a Director	Management	For	For
3O3.5	Re-elect Mr. AJ Morgan as a Director	Management	For	For
4.O.4
Approve the proposed remuneration of the Non-Executive
Directors with effect from 01 JAN 2009: Chairman: ZAR
1,000,000; Director: ZAR: 150,000; Audit Committee Chairman:
ZAR 168,000; Audit Committee Member: ZAR 100,800; other
Board Committee Chairman: ZAR 134,400; other Board
Committee Member: ZAR 67,200
		Management	For	For
5.O.5	Approve and adopt, Ordinary Resolution 5 is dependent on the passing of Ordinary Resolution Number 7 and Special Resolution 1,Kumba Iron Ore Limited Bonus Share Plan ["Plan"] as specified	Management	For	For
6.O.6
Authorize the Directors, Section 221 of the Companies Act No. 61
of 1973, as amended and in terms of the JSE Listings
Requirements, to issue, in terms of the Kumba Iron Ore Limited
Bonus Share Plan ["Plan"] from time to time, such number of
ordinary shares for a subscription price per share of either the then current market value or the par value per share as may be decided by the Directors, as specified in the Plan
		Management	For	For
7.O.7
Authorize the Directors, subject to the provisions of the Act and the Listings Requirements of the JSE, until the next AGM of the
Company to allot and issue the authorized but unissued ordinary shares of one cent each in the capital of the Company, up to a maximum of 5% of the number of shares of the Company's issued ordinary share capital; to such person or persons on such terms and conditions and at such times as the Directors of the Company may from time to time and in their discretion deem fit, after setting aside so many shares as may be required to be allotted and
issued by the Company pursuant to the Company's approved
Employee Share Incentive Schemes
		Management	For	For
8.O.8
Authorize the Directors, in the terms of the Listings Requirements of the JSE, by way of a general authority to issued the authorized but unissued ordinary shares of one cent each in the capital of the
Company for cash, as and when suitable opportunities arise,
subject to the Articles of Association of the Company, the Act and
the JSE Listings Requirements and the followings conditions: the equity securities which are the subject of the issue for the cash must of a lass already in issue, or where this is not the case must
		Management	For	For

be limited to such securities or rights that are convertible into a class already in issue; any such issue will only be made to public shareholders as defined by the JSE Listings Requirements and not to related parties; a paid press announcement giving full details, including the impact on the net asset value and earnings per share, will be published at the time of any issue representing on a cumulative basis within 1 FY, 5% or more of the number of shares in issue prior to the issue concerned; the issues in
aggregate in any 1 FY shall not exceed 5% of the number of
shares of the Company's issued ordinary share capital [for the purpose of determining the securities comprising the 15% number in any 1 year, account must be taken of the dilution effect in the year of issue of options/convertible securities, by including the number of any equity securities which may be issued in future arising out of the issue of such options/convertible securities], and of a particular class, will be aggregated with any securiti

9.S.1
Authorize to repurchase shares RESOLVED that the Company
and/or any of its subsidiaries from time to time be and are hereby authorized, by way of a specific authority in terms of Sections 85 and 89 of the Companies Act, No 61 of 1973, as amended, and in terms of the JSE Listings Requirements, Authorize the Company
and/or any of its subsidiaries from time to time, by way of a specific authority in terms of Sections 85 and 89 of the Companies
Act No 61 of 1973 as amended and in terms of the JSE Listing
Requirements to repurchase or purchase directly, or through an agent, on the market from time to time such number of ordinary shares in the Company as the Company and/or any of its
subsidiaries may be required to repurchase or purchase in terms of the Kumba Iron Ore Limited Bonus Share Plan
		Management	For	For
10S.2
Authorize the Company, in terms in terms of Section 38(2A) of the
Companies Act No 61 of 1973, as amended, to provide such
financial assistance as may be necessary in the acquisition or issue, directly or through an agent, of ordinary shares in the
Company for purposes of the Kumba Iron Ore Limited Bonus
Share Plan ["Plan"]
		Management	For	For
11S.3
Approve, as a general approval contemplated in sections 85 to 89 of the Act, the acquisitions by the Company and any of its
subsidiaries, from time to time of the issued ordinary shares of the
Company, upon such terms and conditions and in such amounts
as the Directors of the Company may from time to time determine, but subject to the articles of association of the company, the provisions of the Act and the JSE Listings Requirements, when applicable, and provided that 1] the general repurchase of
securities will be effected through the order book operated by the
JSE trading system and done without any prior understanding or arrangement between the Company and the counter party
[reported trades are prohibited]; [Authority expires until the next
AGM of the Company or 15 months]; 3] at any point in time, a
Company may only appoint 1 agent to effect any repurchases on the Company's behalf; 4] after such repurchase the Company will still comply with the JSE Listings Requirements concerning
shareholder spread requi
		Management	For	For

KURITA WATER INDUSTRIES LTD.
Security	J37221116	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	JP3270000007	Agenda	701993568 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Approve Appropriation of Retained Earnings	Management	For	For
2.	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the Other Updated Laws and Regulations	Management	For	For
3.1	Appoint a Director	Management	For	For
3.2	Appoint a Director	Management	For	For
3.3	Appoint a Director	Management	For	For
3.4	Appoint a Director	Management	For	For
3.5	Appoint a Director	Management	For	For
3.6	Appoint a Director	Management	For	For
3.7	Appoint a Director	Management	For	For
3.8	Appoint a Director	Management	For	For
3.9	Appoint a Director	Management	For	For
3.10	Appoint a Director	Management	For	For
3.11	Appoint a Director	Management	For	For
3.12	Appoint a Director	Management	For	For
3.13	Appoint a Director	Management	For	For
4.	Appoint a Corporate Auditor	Management	For	For
5.	Appoint a Substitute Corporate Auditor	Management	For	For

LONMIN PLC, LONDON
Security	G56350112	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	29-Jan-2009
ISIN	GB0031192486	Agenda	701789325 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the report and accounts	Management	For	For
2.	Approve the Directors remuneration report	Management	For	For
3.	Re-appoint the Auditors and approve the remuneration of the Auditors	Management	For	For
4.	Re-elect Sir John Craven as a Director of the Company	Management	For	For
5.	Re-elect Mr. Michael Hartnall as a Director of the Company	Management	For	For
6.	Re-elect Mr. Roger Phillimore as a Director of the Company	Management	For	For
7.	Grant authority to allot shares	Management	For	For
S.8	Approve to disapply the pre-emption rights	Management	For	For
S.9	Authorize the Company to purchase its own shares	Management	For	For
S.10	Adopt the new Articles of Association	Management	For	For
11.	Amend the rules of the Stay and Prosper Plan	Management	For	For
12.	Amend the shareholder Value Incentive Plan	Management	For	For

MAGNITOGORSK IRON & STL WKS JT STK CO
Security	559189204	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	22-May-2009
ISIN	US5591892048	Agenda	701923092 - Management
Item	Proposal	Type	Vote	For/Against Management
1.1	Approve the OJSC MMK's annual report	Management	For	For
1.2	Approve the OJSC MMK's annual financial statements, including the income statement [profit and loss account]	Management	For	For
1.3	Approve the distribution of profit and losses of OJSC MMK as of the end of the 2008 FY, as recommended by the Board of Directors of OJSC MMK	Management	For	For
1.4
Approve, not to pay the dividends on issued ordinary registered shares based on OJSC MMK's performance in the 2008 FY,
taking into account the dividends paid on Company's issued
ordinary registered shares based on OJSC MMK's performance in the 6 months of the 2008 FY in the amount of RUB 0.382 [tax
included] per share
		Management	For	For

PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO THIS
RESOLUTION REGARDING THE EL-ECTION OF DIRECTORS.
STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR THIS
MEETING.-PLEASE CONTACT YOUR CLIENT SERVICE
REPRESENTATIVE IF YOU HAVE ANY QUESTIONS.-THANK
YOU.
Non-Voting
2.1	Elect Mr. Andrey Mikhailovich Gorodissky as a Member of the Company's Board of Directors	Management	For	For
2.2	Elect Mr. Sergey Valentinovich Krivoshchekov as a Member of the Company's Board of Directors	Management	For	For
2.3	Elect Mr. Kirill Yurievich Liovin as a Member of the Company's Board of Directors	Management	For	For
2.4	Elect Sir David Logan as a Member of the Company's Board of Directors	Management	For	For
2.5	Elect Mr. Victor Filippovich Rashnikov as a Member of the Company's Board of Directors	Management	For	For
2.6	Elect Mr. Zumrud Khandadashevna Rustamova as a Member of the Company's Board of Directors	Management	For	For
2.7	Elect Mr. Guennady Sergeyevich Senichev as a Member of the Company's Board of Directors	Management	For	For
2.8	Elect Mr. Rafkat Spartakovich Takhautdinov as a Member of the Company's Board of Directors	Management	For	For
2.9	Elect Mr. Peter Charow as a Member of the Company's Board of Directors	Management	For	For
2.10	Elect Mr. Oleg Vladimirovich Fedonin as a Member of the Company's Board of Directors	Management	For	For
2.11	Elect Mr. Vladimir Ivanovich Shmakov as a Member of the Company's Board of Directors	Management	For	For
3.1	Elect Mr. Natalia B. Volynets as a Member to the Audit Committee of OJSC MMK	Management	For	For
3.2	Elect Mr. Svetlana N. Voronina as a Member to the Audit Committee of OJSC MMK	Management	For	For
3.3	Elect Mr. Nadezhda M. Kalimullina as a Member to the Audit Committee of OJSC MMK	Management	For	For
4.	Approve CJSC Deloitte and Touche CIS as the Auditor of OJSC MMK	Management	For	For
5.	Approve the amount of remuneration and compensations to be paid to the Members of the Board of Directors of OJSC MMK for the performance of their duties in 2009-2010 totaling RUB 65 million	Management	For	For
6.	Approve the amount of remuneration and compensations to be paid to the Members of the Audit Committee of OJSC MMK for the performance of their duties in 2009-2010 totaling RUB 6.8 million	Management	For	For
7.	Approve the OJSC MMK' Charter in a new revision	Management	For	For
8.
Approve the amendments and additions to the internal documents regulating the functioning of the Company's governing bodies:
Regulations on the Collective Executive Body-OJSC MMK's
Management Board as specified
		Management	For	For
9.1
Approve, pursuant to Paragraph 1 of Article 81 and Paragraph 4,
Subparagraph 1 of Paragraph 6 of Article 83 of the Federal Law of
the Russian Federation On Joint Stock Companies, an interested party transaction regarding OJSC MMK's entering into an
additional agreement for the extension of contract #150778 for the supply of OJSC MMK's steel products with MMK-METIZ on the
specified terms
		Management	For	For
9.2
Approve, pursuant to Paragraph 1 of Article 81 and Paragraph 4,
Subparagraph 1 of Paragraph 6 of Article 83 of the Federal Law of
the Russian Federation On Joint Stock Companies, an interested party transaction regarding OJSC MMK's entering into contracts for the supply of OJSC MMK's steel products with MMK Trading
AG, Zug, Switzerland as specified
		Management	For	For

MARINE HARVEST ASA
Security	R2326D105	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	27-May-2009
ISIN	NO0003054108	Agenda	701958122 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 571469 DUE TO DELETION OF-RESOLUTIONS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AN-D YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.	Elect the Chairman to preside over the meeting and an individual to sign the minutes of the meeting together with the elected Chairman	Management	For	For
2.	Approve the notice and agenda	Management	For	For
3.	Briefing on the business	Management	For	For
4.	Approve the annual accounts for Marine Harvest ASA and the Marine Harvest Group as well as the Board of Director's report for 2008	Management	For	For
5.	Approve the Marine Harvest ASA's loss for the FY 2008 of NOK 1,212.2 million is covered by transferring a corresponding amount from other equity	Management	For	For
6.
Authorize the Board, pursuant to Section 9-4 of the Public Limited
Companies Act, to purchase shares in the Company up to a
maximum total nominal value of NOK 260,917,350, which equals approximately 10% of the current share capital; the shares may be purchased at a maximum price of NOK 12 per share and a
minimum price corresponding to their nominal value, NOK 0.75 per share; the authorization covers all forms of acquisition as well as establishment of a charge created by agreement in the
company's own shares; shares purchased in accordance with this authorization may be divested in any way, including sales in the open market and as consideration in transactions; general equal treatment principles shall always be complied with in relation to transactions with shareholders based on the authorization; if the nominal value of the Company's shares changes during the term of this authorization, the limits of the authorization will change accordingly; [Authority shall remain in force until the next AGM , however no
		Management	For	For
7.
Approve to increase the Company's share capital by NOK
72,000,000 from NOK 2,609,173,746.75 to NOK
2,681,173,746.75 by issuing 96,000,000 new ordinary shares,
each with a nominal value of NOK 0.75, at a subscription price of
NOK 3.15; the share premium is added to the Company's share
premium account; the shareholders' pre-emption right to subscribe for the shares is derogated from to the benefit of Carriage ASA who has undertaken to subscribe for these shares; the shares shall be subscribed for in the minutes of general meeting; the subscription amount shall be paid to the Company's separate
capital increase Account No. 6550.06.33578 in Nordea by 28 MAY
2009; the new shares shall give right to dividend from the time when the capital increase is registered in the Norwegian Register of Business Enterprises; and amend Article 4 of the Articles of
Association to reflect the share capital and number of shares after the capital increase; the Company will pay a subscription
commission of 2.45% of the subscription am
		Management	For	For
8.
Authorize the Board, pursuant to Section 10-14 of the Public
Limited Companies Act, to increase the Company's share capital through issuance of new shares with an aggregate nominal value of up to NOK 260,917,350 divided into 347,889,800 shares at a nominal value of NOK 0.75 per share; the authorization can be used for one or several capital increases; the terms of any
subscription for new resolved pursuant to this authorization shall, within the limits states herein, be decided by the Board; this authorization includes the right to derogate from the shareholders'
pre-emption right to subscribe for shares pursuant to Section 10.4 of the Public Limited Companies Act; the board may decide that the consideration to be made by subscribers in capital increased decided on the basis of this authorization may be made by
transferring other assets than cash to the Company, by set-off or through the assumption by the company of special obligations, cf.
Section 10.2 of the Public Limited Companies Act; if settlement of
a
		Management	For	For
9.	Approve to determine the compensation of the Directors: the Chairman - NOK 75,000, the vice-Chairman - NOK 350,000 and the Directors - NOK 275,000 for the period 08/09	Management	For	For
10.	Elect Mr. Ole Erik Leroy, as a new Director, with an election period of 2 years and re-elect Messrs. Leif Frode Onarheim and Solveig Strand as the Directors for 1 year	Management	For	For
11.
Re-elect: Mr. Erling Lind, Chairman, as a Member to the
Nomination Committee for 3 years and approve the compensation as NOK 60,000; Mr. Merete Haugli as a Member to the
Nomination Committee, for 2 years and approve the
compensation as NOK 30,000; and Mr. Yngve Myhre as a
Member to the Nomination Committee for 1 year and approve the compensation as NOK 30,000
		Management	For	For
12.
Approve the statement on determination of salary and other
compensation for Senior Executives into account and supports the principles for determination of compensation for Senior Executives which the Board has decided to apply for the FY 2009
		Management	For	For
13.	Approve to reduce the Company's share premium account by NOK 3,000,000,000; the reduction amount is transferred to other equity	Management	For	For
14.
PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL:
approve the general meeting requests the Board to consider
establishing a Committee, or authorizing the Audit Committee or another suitable Committee, to consider the company's operations in terms of handling diseases, in accordance with a general
environmental management responsibility
		Shareholder	Against	For

MAYR MELNHOF KARTON AKTIENGESELLSCHAFT
Security	A42818103	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	29-Apr-2009
ISIN	AT0000938204	Agenda	701885165 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the presentation of the annual statement of accounts and the report by the Board of Directors and the Supervisory Board	Management	For	For
2.	Approve the earnings for 2008	Management	For	For
3.	Grant discharge of the Board of Directors	Management	For	For
4.	Grant discharge of the Supervisory Board	Management	For	For
5.	Approve the remuneration for the Members of the Supervisory Board	Management	For	For
6.	Elect the balance sheet Auditor	Management	For	For
7.	Elect the Supervisory Board	Management	For	For
8.A	Approve the transfer of ownership [shares of Neupack Polska] from Mayr Melnhof Packagin Austria GMBH to Mayr Melnhof Karton AG in accordance with the contract as of 23 MAR 09	Management	For	For
8.B	Approve the transfer of ownership [shares of Neupack Polska] from Neupack GMBH to Mayr Melnhof Karton AG in accordance with the contract as of 23 MAR 09	Management	For	For

MITSUBISHI MATERIALS CORPORATION
Security	J44024107	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	JP3903000002	Agenda	701982159 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Amend Articles to (1): Approve Minor Revisions Related to Dematerialization of Shares and the Other Updated Laws and Regulations	Management	For	For
2.	Amend Articles to (2): Increase Authorized Capital to 3,400,000,000 shs.	Management	For	For
3.1	Appoint a Director	Management	For	For
3.2	Appoint a Director	Management	For	For
3.3	Appoint a Director	Management	For	For
3.4	Appoint a Director	Management	For	For
3.5	Appoint a Director	Management	For	For
3.6	Appoint a Director	Management	For	For
3.7	Appoint a Director	Management	For	For
3.8	Appoint a Director	Management	For	For
3.9	Appoint a Director	Management	For	For

MOL MAGYAR OLAJ- ES GAZIPARI RT
Security	X5462R112	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	23-Apr-2009
ISIN	HU0000068952	Agenda	701890558 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE-.
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED.
Non-Voting

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 547161 DUE TO SPLITTING OF-RESOLUTIONS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED A-ND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE A SE-COND CALL ON 23
APR 2009 AT 12:00 P.M. CONSEQUENTLY, YOUR VOTING
INSTRUCTIONS-WILL REMAIN VALID FOR ALL CALLS
UNLESS THE AGENDA IS AMENDED. PLEASE BE ALSO A-
DVISED THAT YOUR SHARES WILL BE BLOCKED UNTIL THE
QUORUM IS MET OR THE MEETING-IS CANCELLED. THANK
YOU.
Non-Voting

PLEASE BE ADVISED THAT COMPLETION OF SPECIAL
FORMS ARE REQUIRED FOR THIS MEETI-NG BY THE
ISSUER. SHAREHOLDERS ARE REQUIRED TO COMPLETE A
POA AND A DECLARATIO-N FORM. YOU CAN FIND THE
DECLARATION FORM AT THE FOLLOWING URL;
http://ww3.ics-.adp.com/wilco_data/559000/dir558289/saF1F1.pdf.
PLEASE CONTACT YOUR CLIENT SE-RVICE
REPRESENTATIVE TO OBTAIN THE POA FOR THIS MEETING.
THANK YOU.
Non-Voting
1.a
Approve the consolidated financial statements of MOL Group
prepared based on Chapter 10 of the Hungarian Accounting Act, in accordance with IFRS and the related Auditor's report with total assets of HUF 2,916 billion and profit attributable to equity holders of HUF 141 billion and the annual report of MOL Plc prepared in accordance with Hungarian Accounting Standards and the related
Auditor's report with total assets of HUF 2,595 billion, net income for the period of HUF [223] billion and tied-up reserve of HUF 131 billion
		Management	For	For
1.b	Approve to pay no dividend in 2009 connected to the YE 31 DEC 2008 and the total net income shall be booked as retained earnings	Management	For	For
1.c	Approve the Corporate Governance report, based on the Corporate Governance recommendations of the Budapest Stock Exchange	Management	For	For
2.
Elect Ernst & Young Konyvvizsgalo Kft. [1132 Budapest, Vaci ut
20.], namely Judit Szilagyi [Registration Number: MKVK-001368], substituted in case of hindrance by Zsuzsanna Bartha
[Registration Number: MKVK-005268], to be the Independent
Auditor of MOL Plc for the year 2009, until the AGM closing the year but latest 30 APR 2010; the audit fee for MOL Plc for 2009 to be HUF 77.81 million plus VAT; approve the specified material elements of the contract with the Auditor
		Management	For	For
3.
Approve, under Article 12.12 of the Articles of Association, the work of the Board of Directors performed in the 2008 business year and grant waiver to the Board of Directors under Section
30(5) of the Companies Act
		Management	For	For
4.	Authorize the Board of Directors of the Company to acquire treasury shares-simultaneously setting aside the Resolution 8 of the 23 APR 2008 AGM-pursuant to the specified terms and conditions	Management	For	For
5.a	Elect Dr. Sandor Csanyi as a Member of the Board of Directors from 29 APR 2009 until 29 APR 2014	Management	For	For
5.b	Elect Dr. Miklos Dobak as a Member of the Board of Directors from 29 APR 2009 until 29 APR 2014	Management	For	For
6.a	Approve to dismiss Janos Major from its position as an Employee Member of the Supervisory Board from 01 MAY 2009	Management	For	For
6.b	Elect Mr. Jozsef Kohan as an Employee Member of the Supervisory Board from 01 MAY 2009 to 11 OCT 2012	Management	For	For
7.	Approve the amended Charter of the Supervisory Board in accordance with the verbal proposal	Management	For	For
8.
Approve to repeal its Resolution 25 decided on 27 APR 2006 on the principles and framework of the long term incentive program of
Managers of MOL, as from the 2009 business year, on the
stipulation that the repeal does not effect the call-option of the
Managers acquired between 01 JAN 2006 and 31 DEC 2008 and
to be exercised between 01 JAN 2009 and 31 DEC 2013; ratify
the specified principles and framework of the long term incentive program of Managers; authorize the Board of Directors to
determine the details of the long term incentive system o
Managers, and operating it in respect of Managers, upon which it will inform the general meeting through the annual report
		Management	For	For
9.a	Amend Article 7.2b of the Articles of Association as specified	Management	For	For
9.b	Amend Article 8.5 of the Articles of Association as specified	Management	For	For
9.c	Amend Article 8.6 of the Articles of Association as specified	Management	For	For
9.d	Amend Article 10.1.1 of the Articles of Association as specified	Management	For	For
9.e	Amend Article 12.2.b of the Articles of Association as specified	Management	For	For
9.f	Amend Article 12.2.h of the Articles of Association as specified	Management	For	For
9.g	Amend Article 12.2.i of the Articles of Association as specified	Management	For	For
9.h	Amend Article 12.2.l of the Articles of Association as specified	Management	For	For
9.i	Amend Article 12.2.o of the Articles of Association as specified	Management	For	For
9.j	Amend Article 12.3 of the Articles of Association as specified	Management	For	For
9.k	Amend Article 12.4 of the Articles of Association as specified	Management	For	For
9.l	Amend Article 13.4 of the Articles of Association as specified	Management	For	For
9.m	Amend Article 15.2.n of the Articles of Association as specified	Management	For	For
9.n	Amend Article 15.4 of the Articles of Association as specified	Management	For	For
9.o	Amend Article 15.5 of the Articles of Association as specified	Management	For	For
9.p	Authorize the Board of Directors to increase the share capital according to the Article 17.d of the Articles of Association to be amended	Management	For	For
9.q
Approve to pass a decision, accordingly authorize the Board of
Directors to increase the share capital until 23 APR 2014, in compliance with the specified conditions defined in Article 17.d of the Articles of Association and amend Article 17.d of the Articles of Association as specified
		Management	For	For
9.r	Amend Article 17.e of the Articles of Association as specified	Management	For	For
9.s	Approve the cancellation of Point d of Article 22.3 of the Articles of Association as specified	Management	For	For
9.t	Approve to cancel 27.d of the Articles of Association as specified	Management	For	For
10.	Acknowledge the notice of the presented Auditor reports	Management	For	For

MONDI PLC
Security	G6258S107	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	07-May-2009
ISIN	GB00B1CRLC47	Agenda	701877435 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 550236 DUE TO ADDITIONAL R-ESOULTIONS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AND-YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.	Elect Mr. Andrew King as a Director	Management	For	For
2.	Re-elect Mr. Imogen Mkhize as a Director	Management	For	For
3.	Re-elect Mr. Peter Oswald as a Director	Management	For	For
4.	Re-elect Sir John Parker as a Director	Management	For	For
5.	Receive the report and accounts	Management	For	For
6.	Approve the remuneration report	Management	For	For
7.	Declare a final dividend of 63.34650 cents per Mondi Limited share	Management	For	For
8.	Re-appoint Deloitte LLP as the Auditors and Bronwyn Nosworthy as the Registered Auditor of the Mondi Limited	Management	For	For
9.	Authorize the Directors of Mondi Limited to fix the remuneration of Deloitte and Touche	Management	For	For
10.	Approve to place 5% of the issued ordinary shares of Mondi Limited under the control of the Directors of Mondi Limited	Management	For	For
11.	Approve to place 5% of the issued special converting shares of Mondi Limited under the control of the Directors of Mondi Limited	Management	For	For
12.	Authorize the Directors to allot and issue ordinary shares of Mondi Limited for cash	Management	For	For
S.13	Authorize the Mondi Limited to purchase its own shares	Management	For	For
14.	Receive the report and accounts	Management	For	For
15.	Approve the remuneration report	Management	For	For
16.	Declare a final dividend of 5.0 Euro cents per Mondi Plc share	Management	For	For
17.	Reappoint Deloitte and Touche as the Auditors of Mondi Plc	Management	For	For
18.	Authorize the Directors to determine the Auditors remuneration	Management	For	For
19.	Authorize the Directors to allot relevant securities	Management	For	For
S.20	Authorize the Directors to disapply pre-emption rights	Management	For	For
S.21	Authorize the Mondi Plc to purchase its own shares	Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF CONSERVATIVE CUT-OFF DAT-E. IF YOU HAVE ALREADY
SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
PROXY FOR-M UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting

NESTE OIL
Security	X5688A109	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	03-Apr-2009
ISIN	FI0009013296	Agenda	701842610 - Management
Item	Proposal	Type	Vote	For/Against Management

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
1.	Opening of the meeting	Non-Voting
2.	Matters of order for the meeting	Non-Voting
3.	Selection of the examiners of the minutes and ballots	Non-Voting
4.	Establishing that the meeting is competent and forms a quorum	Non-Voting
5.	Confirmation of shareholders present and the voting list	Non-Voting
6.
Presentation of the Financial Statements for 2008, including also the Consolid-ated Financial Statements, the Review by the Board of Directors, the Auditor's-Report, and the Statement of the
Supervisory Board - Review by the President-& CEO
Non-Voting
7.	Adopt the financial statements including and the consolidated financial statements	Management	For	For
8.	Approve the use of the profit shown in the balance sheet and to pay a dividend of EUR 0.80 per share	Management	For	For
9.	Grant discharge to the Members of the Supervisory Board and the Board of Directors, the President and Chief Executive Officer from liability	Management	For	For
10.	Approve the remuneration to be paid to the Members of the Supervisory Board	Management	For	For
11.	Approve the number of Members of the Supervisory Board	Management	For	For
12.	Elect the Chairman, the Vice Chairman, and the Members of the Supervisory Board	Management	For	For
13.
Approve the remuneration paid to the Chairman of the Board of
Directors, the Vice Chairman, and Board Members for the term of office lasting until the conclusion of the next AGM shall remain unchanged, in other words that the Chairman shall receive EUR
66,000 a year, the Vice Chairman EUR 49,200 a year, and other members EUR 35,400 a year each, in addition, an attendance
payment of EUR 600 per meeting shall be made to Board
Members attending meetings of the Board and its Committees,
and Members' expenses reimbursed in accordance with the
Company's travel policy, the attendance payment shall be
doubled, to EUR 1,200 per meeting, for Members of the Board
living outside Finland
		Management	For	For
14.	Approve the number of Board of Directors as 8	Management	For	For
15.
Re-elect Messrs. Timo Peltola, Mikael von Frenckell, Michiel
Boersma, Ainomaija Haarla, Nina Linander, Markku Tapio, and
Maarit Toivanen-Koivisto as the Members of the Board of
Directors to sit until the next AGM and elect Mr. Hannu
Ryopponen as a new Member; and elect Mr. Timo Peltola as the
Chairman and Mr. Mikael Von Frenckell as Vice Chairman
		Management	For	For
16.	Approve to pay the Auditor's costs as invoiced and approved by the Company	Management	For	For
17.
Re-elect Ernst & Young OY as the Company's Auditor, with Anna-
Maija Simola, Authorized Public Accountant, as the main
responsible Auditor, the term of Office shall end at the conclusion of the next AGM
		Management	For	For
18.
PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL:
appoint a Nomination Committee to prepare proposals covering the Members of the Board of Directors and the remuneration
payable to Board Members for consideration by the following
AGM, the Nomination Committee shall comprise representatives of the Company's 3 largest shareholders and shall also include, as expert Members, the Chairman of the Board, together with 1
Member elected by the Board from among its Members
unaffiliated with any of the Company's major shareholders, the right to appoint the shareholder representatives on the Committee shall lie with the three shareholders holding the largest number of votes associated with all the Company's shares on the second day of November preceding the AGM, in the event that a
shareholder does not wish to exercise his right to appoint a
Member, this right shall be transferred to the next largest
shareholder, the Company's largest shareholders shall be
determined on the basis of ownership information registered with

		Shareholder	Against	For

19.	PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL: approve to call for an end to the use of palm oil	Shareholder	Against	For
20.	Closing of the meeting	Management	For	For

NIPPON MINING HOLDINGS,INC.
Security	J54824107	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Jun-2009
ISIN	JP3379550001	Agenda	701982539 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the Other Updated Laws and Regulations	Management	For	For
2.1	Appoint a Director	Management	For	For
2.2	Appoint a Director	Management	For	For
2.3	Appoint a Director	Management	For	For
2.4	Appoint a Director	Management	For	For
2.5	Appoint a Director	Management	For	For
2.6	Appoint a Director	Management	For	For
2.7	Appoint a Director	Management	For	For
2.8	Appoint a Director	Management	For	For
2.9	Appoint a Director	Management	For	For
2.10	Appoint a Director	Management	For	For

NIPPON OIL CORPORATION
Security	J5484F100	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	23-Jun-2009
ISIN	JP3679700009	Agenda	701982135 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Approve Appropriation of Retained Earnings	Management	For	For
2.
Amend Articles to: Expand Business Lines, Approve Minor
Revisions Related to Dematerialization of Shares and the other
Updated Laws and Regulations, Adopt Reduction of Liability
System for Outside Directors
		Management	For	For
3.1	Appoint a Director	Management	For	For
3.2	Appoint a Director	Management	For	For
3.3	Appoint a Director	Management	For	For
3.4	Appoint a Director	Management	For	For
3.5	Appoint a Director	Management	For	For
3.6	Appoint a Director	Management	For	For
3.7	Appoint a Director	Management	For	For
3.8	Appoint a Director	Management	For	For
3.9	Appoint a Director	Management	For	For
3.10	Appoint a Director	Management	For	For
3.11	Appoint a Director	Management	For	For
3.12	Appoint a Director	Management	For	For
3.13	Appoint a Director	Management	For	For
3.14	Appoint a Director	Management	For	For
3.15	Appoint a Director	Management	For	For
3.16	Appoint a Director	Management	For	For
3.17	Appoint a Director	Management	For	For
3.18	Appoint a Director	Management	For	For
3.19	Appoint a Director	Management	For	For
4.	Appoint a Corporate Auditor	Management	For	For

NIPPON PAPER GROUP, INC.
Security	J56354103	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	JP3754300006	Agenda	701990726 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Approve Appropriation of Retained Earnings	Management	For	For
2.	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the Other Updated Laws and Regulations	Management	For	For
3.1	Appoint a Director	Management	For	For
3.2	Appoint a Director	Management	For	For
3.3	Appoint a Director	Management	For	For
3.4	Appoint a Director	Management	For	For
3.5	Appoint a Director	Management	For	For
3.6	Appoint a Director	Management	For	For
3.7	Appoint a Director	Management	For	For
3.8	Appoint a Director	Management	For	For
3.9	Appoint a Director	Management	For	For
3.10	Appoint a Director	Management	For	For
4.	Revision of a Plan against Large-Scale Purchase of the Company's Shares ( Takeover Defense Measures )	Management	For	For

NIPPON STEEL CORPORATION
Security	J55999122	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	24-Jun-2009
ISIN	JP3381000003	Agenda	701982541 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Approve Appropriation of Retained Earnings	Management	For	For
2.	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the Other Updated Laws and Regulations	Management	For	For
3.1	Appoint a Director	Management	For	For
3.2	Appoint a Director	Management	For	For
3.3	Appoint a Director	Management	For	For
3.4	Appoint a Director	Management	For	For
3.5	Appoint a Director	Management	For	For
3.6	Appoint a Director	Management	For	For
3.7	Appoint a Director	Management	For	For
3.8	Appoint a Director	Management	For	For
3.9	Appoint a Director	Management	For	For
3.10	Appoint a Director	Management	For	For
4.1	Appoint a Corporate Auditor	Management	For	For
4.2	Appoint a Corporate Auditor	Management	For	For
4.3	Appoint a Corporate Auditor	Management	For	For

NIPPON SUISAN KAISHA,LTD.
Security	J56042104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Jun-2009
ISIN	JP3718800000	Agenda	701996019 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the Other Updated Laws and Regulations, Reduce Board Size to 10	Management	For	For
2.1	Appoint a Director	Management	For	For
2.2	Appoint a Director	Management	For	For
2.3	Appoint a Director	Management	For	For
2.4	Appoint a Director	Management	For	For
2.5	Appoint a Director	Management	For	For
2.6	Appoint a Director	Management	For	For
2.7	Appoint a Director	Management	For	For
3.1	Appoint a Corporate Auditor	Management	For	For
3.2	Appoint a Corporate Auditor	Management	For	For
4.	Appoint a Substitute Corporate Auditor	Management	For	For
5.	Amend the Compensation to be received by Directors	Management	For	For
6.	Approve Policy regarding Large-scale Purchases of Company Shares	Management	For	For

NORDEX AG, ROSTOCK
Security	D5736K135	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-May-2009
ISIN	DE000A0D6554	Agenda	701915312 - Management
Item	Proposal	Type	Vote	For/Against Management

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 05 MAY 2009 , WHEREA-S THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. TH-IS IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
G-ERMAN LAW. THANK YOU
Non-Voting
1.
Presentation of the financial statements and annual report for the
2008 FY wit-h the report of the Supervisory Board, the group financial statements and grou-p annual report as well as the report by the Board of Managing Directors pursu-ant to Sections 289(4)
and 315(4) of the German Commercial Code
Non-Voting
2.	Ratification of the acts of the Board of Managing Directors	Management	For	For
3.	Ratification of the acts of the Supervisory Board	Management	For	For
4.1.	Elections to the Supervisory Board : Mr.Uwe Lueders; shall be elected as Chairman of the Supervisory Board	Management	For	For
4.2.	Elections to the Supervisory Board : Mr. Kai H. Brandes	Management	For	For
4.3.	Elections to the Supervisory Board : Mr. Dieter G. Maier	Management	For	For
4.4.	Elections to the Supervisory Board : Mr. Wolfgang Ziebart	Management	For	For
5.
Resolution on the approval of regulations for the issue of option rights to employees and executives of the Company and its
affiliates within the scope of the stock option plan and the correspondent contingent capital II
		Management	For	For
6.
Approval of the transformation of the company into a European
Company the Company shall be transformed into a European
company [Societas Europaea, SE] by the name of Nordex SE
Upon the transformation, the term of office for the members of the
Board of Managing Directors and the Supervisory Board will end
PricewaterhouseCoopers AG shall be appointed as auditor for the first FY of the SE
		Management	For	For
7.
Appointment of auditors a) for the 2009 FY:
PricewaterhouseCoopers AG, Hamburg b) for the review of the
interim report and the interim half-year financial statements:
PricewaterhouseCoopers AG, Hamburg
		Management	For	For
8.1.	Elections to the first Supervisory Board of the Nordex SE : Mr. Uwe Lueders	Management	For	For
8.2.	Elections to the first Supervisory Board of the Nordex SE : Mr. Jan Klatten	Management	For	For
8.3.	Elections to the first Supervisory Board of the Nordex SE : Mr. Martin Rey	Management	For	For
8.4.	Elections to the first Supervisory Board of the Nordex SE : Mr. Kai H. Brandes	Management	For	For
8.5.	Elections to the first Supervisory Board of the Nordex SE : Mr. Dieter G. Maier	Management	For	For
8.6.	Elections to the first Supervisory Board of the Nordex SE : Mr. Wolfgang Ziebart	Management	For	For

NORSK HYDRO ASA, OSLO
Security	R61115102	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	05-May-2009
ISIN	NO0005052605	Agenda	701856645 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
1.	Approve the financial accounts and annual report for 2008 of Norsk Hydro ASA and the Group, including the payment of dividend. The Board proposes that no dividend be paid for 2008	Management
2.	Approve the Auditors remuneration; requested for Norsk Hydro ASA to pay the Auditors remuneration for 2008 of NOK 4,487,500 to Deloitte	Management
3.
Approve the guidelines for the remuneration of leading
employees,  in accordance with section 6-16a of the public limited companies act, the Board of Directors shall prepare an
independent statement regarding the settlement of salary and other remuneration for leading employees for the coming
accounting year; the content of this statement is included in the annual report of Norsk Hydro ASA in note 11 of the consolidated financial statements and will be submitted to an instructive vote
Management
4.	Approve the capital reduction by means of the cancellation of shares and the redemption of shares belonging to the Norwegian State	Management

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN CUT-OFF. IF YOU HAVE ALRE-ADY SENT IN YOUR VOTES,
PLEASE DO NOT RETURN THIS PROXY FORM UNLESS YOU
DECIDE-TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK
YOU.
Non-Voting

NOVATEK JT STK CO
Security	669888109	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	27-May-2009
ISIN	US6698881090	Agenda	701933497 - Management
Item	Proposal	Type	Vote	For/Against Management
1.1	Approve the Novatek's 2008 annual report, annual financial statements, including the Company's RSA profit and loss statement	Management	For	For
1.2
Approve to pay a dividend for full year 2008 at RUB 1.52 per share, to determine the size, schedule, form and procedure of paying dividends [net of dividends in the amount of 1 RUB per one ordinary share paid for first half 2008]
		Management	For	For
2.	Amend Clause 13.3 and Clause 13.4 of the regulation of NOVATEK's Board of Directors	Management	For	For

PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO THIS
RESOLUTION REGARDING THE EL-ECTION OF DIRECTORS.
STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR THIS
MEETING.-PLEASE CONTACT YOUR CLIENT SERVICE
REPRESENTATIVE IF YOU HAVE ANY QUESTIONS.-THANK
YOU.
Non-Voting
3.1	Elect Mr. Andrey Akimov as a Director	Management	For	For
3.2	Elect Mr. Burkhard Bergmann as a Director	Management	For	For
3.3	Elect Mr. Ruben Vardanjan as a Director	Management	For	For
3.4	Elect Mr. Mark Gyetvay as a Director	Management	For	For
3.5	Elect Mr. Vladimir Dmitriev as a Director	Management	For	For
3.6	Elect Mr. Leonid Mikhelson as a Director	Management	For	For
3.7	Elect Mr. Alexander Natalenko as a Director	Management	For	For
3.8	Elect Mr. Kirill Seleznev as a Director	Management	For	For
3.9	Elect Mr. Gennady Timchenko as a Director	Management	For	For
4.1	Elect Ms. Maria Konovalova as a Member of the Revision Commission of Joint Stock Company Novatek	Management	For	For
4.2	Elect Mr. Igor Ryaskov as a Member of the Revision Commission of Joint Stock Company Novatek	Management	For	For
4.3	Elect Mr. Sergey Fomichev as a Member of the Revision Commission of Joint Stock Company Novatek	Management	For	For
4.4	Elect Mr. Nikolai Shulikin as a Member of the Revision Commission of Joint Stock Company Novatek	Management	For	For
5.	Appoint ZAO PricewaterhouseCoopers Audit as Auditor of OAO Novatek for 2009	Management	For	For
6.
Approve the remuneration to each Member of Joint Stock
Company Novatek Board of Directors in the amount of 4,000,000
RUB for the period when they performed their duties as Board
Members, paid in accordance with Article 13 of the Regulation of
OAO NOVATEK's Board of Directors
		Management	For	For
7.
Approve the remuneration to the Members of Joint Stock
Company Novatek Revision Commission in the amount of
1,000,000 RUB for the period when they performed their duties as
Members of OAO NOVATEK's Revision Commission
		Management	For	For
8.	Approve a related party transaction [Amend the Natural Gas Transportation Agreement N22NPtr/k-2004 of 06 OCT 2003 between OAO Gazprom and OAO NOVATEK]	Management	For	For

NOVOLIPETSK IRON & STL CORP - NLMK
Security	67011E204	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	05-Jun-2009
ISIN	US67011E2046	Agenda	701971156 - Management
Item	Proposal	Type	Vote	For/Against Management
PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 568608 DUE TO ADDITION OF-RESOLUTIONS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AN-D YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.1	Approve the Company's 2008 annual report, annual financial statements and distribution of profit [including dividend payments] for the 2008 FY	Management	For	For
1.2
Declare the final dividend for the year 2008 of RUB 2.0 per share;
in view of interim dividends of RUB 2.0 per share declared for and fully paid in the first half of 2008, to pay no dividends for the second half of 2008
		Management	For	For

PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO THIS
RESOLUTION REGARDING THE EL-ECTION OF DIRECTORS.
STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR THIS
MEETING.-PLEASE CONTACT YOUR CLIENT SERVICE
REPRESENTATIVE IF YOU HAVE ANY QUESTIONS.-THANK
YOU.
Non-Voting
2.1	Elect Mr. Oleg Vladimirovich Bagrin as a Member of the Board of Directors of OJSC NLMK	Management	For	For
2.2	Elect Mr. Bruno Bolfo as a Member of the Board of Directors of OJSC NLMK	Management	For	For
2.3	Elect Mr. Nikolay Alexeevich Gagarin as a Member of the Board of Directors of OJSC NLMK	Management	For	For
2.4	Elect Mr. Dmitry Aronovich Gindin as a Member of the Board of Directors of OJSC NLMK	Management	For	For
2.5	Elect Mr. Karl Doering as a Member of the Board of Directors of OJSC NLMK	Management	For	For
2.6	Elect Mr. Vladimir Sergeevich Lisin as a Member of the Board of Directors of OJSC NLMK	Management	For	For
2.7	Elect Mr. Randolph Reynolds as a Member of the Board of Directors of OJSC NLMK	Management	For	For
2.8	Elect Mr. Vladimir Nikolayevich Skorokhodov as a Member of the Board of Directors of OJSC NLMK	Management	For	For
2.9	Elect Mr. Igor Petrovich Fyodorov as a Member of the Board of Directors of OJSC NLMK	Management	For	For
3.	Elect Mr. Alexey Alexeevich Lapshin as a President of the Company [Chairman of the Management Board]	Management	For	For
4.1	Elect Ms. Tatyana Vladimirovna Gorbunova as a Member to the Company's Internal Audit Commission	Management	For	For
4.2	Elect Ms. Liudmila Vladimirovna Kladienko as a Member to the Company's Internal Audit Commission	Management	For	For
4.3	Elect Ms. Valery Serafimovich Kulikov as a Member to the Company's Internal Audit Commission	Management	For	For
4.4	Elect Ms. Larisa Mikhailovna Ovsiannikova as a Member to the Company's Internal Audit Commission	Management	For	For
4.5	Elect Ms. Galina Ivanovna Shipilova as a Member to the Company's Internal Audit Commission	Management	For	For
5.	Appoint CJSC PricewaterhouseCoopers Audit as the Company's Auditor	Management	For	For
6.1	Approve the revised version of the Charter of OJSC NLMK	Management	For	For
6.2	Approve the revised version of the regulations on the procedures for holding general meeting of shareholders [GMS]	Management	For	For
6.3	Approve the revised version of the regulations on the Board of Directors of OJSC NLMK	Management	For	For
6.4	Approve the revised version of the regulations on the Management of OJSC NLMK	Management	For	For
7.1	Approve iron ore supply agreement between OJSC NLMK [the Buyer] and its subsidiary OJSC Stoilensky GOK [the supplier]	Management	For	For
7.2	Approve the Coke Supply Agreement between OJSC NLMK [the Buyer] and its subsidiary OJSC Altai-koks [the supplier]	Management	For	For
8.	Approve the participation in the Russian Industrial Employers' Association "Association of Russian Metals and Mining Industrialists"	Management	For	For
9.	Approve the payment of remuneration to the Members of the Board of Directors	Management	For	For

NUTRECO HOLDING NV, BOXMEER
Security	N6508Y120	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	21-Apr-2009
ISIN	NL0000375400	Agenda	701858461 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING
AT THIS GENERAL MEETING ARE RE-LAXED. BLOCKING
PERIOD ENDS ONE DAY AFTER THE REGISTRATION DATE
SET ON 31 MAR-2009. SHARES CAN BE TRADED
THEREAFTER. THANK YOU.
Non-Voting
1.	Opening	Non-Voting
2.	Report of the Supervisory Board, of the Audit Committee and of the Remuneratio-n Committee for the FY 2008	Non-Voting
3.	Report of the Executive Board for the FY 2008	Non-Voting
4.1	Adopt the annual accounts	Management	For	For
4.2	Approve the dividend proposal	Management	For	For
5.	Corporate Governance: summary of the Corporate Governance Policy	Non-Voting
6.1	Grant discharge to the Executive Board for the conduct of the business	Management	For	For
6.2	Grant discharge to the Supervisory Board for its Supervisory duties	Management	For	For
7.	Appoint KPMG Accountants N.V. as the External Auditor	Management	For	For
8.1
Authorize the Executive Board - subject to the approval of the
Supervisory Board - to issue ordinary shares and to grant rights to subscribe for ordinary shares as provided for in Article 8 of the
Company's Articles of Association for a period of 18 months
		Management	For	For
8.2
Approve to designate the Executive Board as the corporate body authorized - subject to the approval of the Supervisory Board to restrict or to exclude preemption rights as provided for in Article 9 of the Company's Articles of Association for a period of 18 months
		Management	For	For
9.1
Authorize the Executive Board - subject to the approval of the
Supervisory Board - to buy back the Company's own ordinary
shares and Cumulative Preference A shares as specified in Article
10 of the Company's Articles of Association for a period of 18 months
		Management	For	For
9.2	Approve to cancel Cumulative Preference A shares	Management	For	For
10.1	Approve the reappointment and the end of term resignation of Mr. J.A.J. Vink as a Member of the Supervisory Board	Management	For	For
10.2	The end of final term resignation of Mr. L.J.A.M. Ligthart as the Vice Chairma-n and Member of the Supervisory Board	Non-Voting
10.3	Appoint Mr. R.J. Frohn as a Member of the Supervisory Board	Management	For	For
10.4	Appoint Mr. A. Puri as a Member of the Supervisory Board	Management	For	For
11.	Composition of the Executive Board resignation of Mr. J.B. Steinemann as Membe-r of the Executive Board and Chief Operating Officer of the Company	Non-Voting
12.	Communications and questions	Non-Voting
13.	Closing	Non-Voting
	PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.	Non-Voting

NUTRECO HOLDING NV, BOXMEER
Security	N6508Y120	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	30-Jun-2009
ISIN	NL0000375400	Agenda	701990524 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING AT THIS GENERAL MEETING ARE RE-LAXED AS THERE IS A REGISTRATION DEADLINE / RECORD DATE ASSOCIATED WITH THIS M-EETING. THANK YOU.	Non-Voting
1.	Opening	Non-Voting
PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO THIS
RESOLUTION REGARDING THE EL-ECTION OF DIRECTORS.
STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR THIS
MEETING.-PLEASE NOTE THAT ONLY A VOTE "FOR" THE
DIRECTOR WILL BE CUMULATED. PLEASE CON-TACT YOUR
CLIENT SERVICE REPRESENTATIVE IF YOU HAVE ANY
QUESTIONS.
Non-Voting
1.	Opening	Non-Voting
2.1	Appoint Mr. K. Nesse to the Executive Board	Management	For	For
2.2	Appoint Mr. F. J. Tielens to the Executive Board	Management	For	For
2.3	Appoint Mr. J. A. Vergeer to the Executive Board	Management	For	For
3.	Closing	Non-Voting

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN BLOCKING. IF YOU HAVE ALR-EADY SENT IN YOUR
VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YOU DECID-E TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting

O A O TATNEFT
Security	670831205	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	US6708312052	Agenda	702020950 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 572881 DUE TO RECEIPT OF D-IRECTORS NAMES. ALL
VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED-AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.	Receive the report of the Board of Directors on the result of Company's activities in 2008, and approve the annual report of the Company for 2008	Management	For	For
2.	Approve the annual accounting repot, including profit and loss statement, of the Company for 2008	Management	For	For
3.	Approve the profit distribution upon results of the FY	Management	For	For
4.	Approve the payment of annual dividends on the basis of 2008 results, and the amount of the dividends, form and timing of payment of dividends	Management	For	For

PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO THIS
RESOLUTION REGARDING THE EL-ECTION OF DIRECTORS.
STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR THIS
MEETING.-PLEASE NOTE THAT ONLY A VOTE "FOR" THE
DIRECTOR WILL BE CUMULATED. PLEASE CON-TACT YOUR
CLIENT SERVICE REPRESENTATIVE IF YOU HAVE ANY
QUESTIONS.
Non-Voting
5.1	Elect Mr. Azat K Khamaev as a Board of Director of OAO Tatneft	Management	For	For
5.2	Elect Mr. David W Waygood as a Board of Director of OAO Tatneft	Management	For	For
5.3	Elect Mr. Maria L Voskresenskaya as a Board of Director of OAO Tatneft	Management	For	For
5.4	Elect Mr. Radik R Gaizatullin as a Board of Director of OAO Tatneft	Management	For	For
5.5	Elect Mr. Sushovan Ghosh as a Board of Director of OAO Tatneft	Management	For	For
5.6	Elect Mr. Nail G Ibragimov as a Board of Director of OAO Tatneft	Management	For	For
5.7	Elect Mr. Vladimir P Lavushchenko as a Board of Director of OAO Tatneft	Management	For	For
5.8	Elect Mr. Nail U Maganov as a Board of Director of OAO Tatneft	Management	For	For
5.9	Elect Mr. Renat K Muslimov as a Board of Director of OAO Tatneft	Management	For	For
5.10	Elect Mr. Rinat K Sabirov as a Board of Director of OAO Tatneft	Management	For	For
5.11	Elect Mr. Valery Y Sorokin as a Board of Director of OAO Tatneft	Management	For	For
5.12	Elect Mr. Mirgaziyan Z Taziev as a Board of Director of OAO Tatneft	Management	For	For
5.13	Elect Mr. Shafagat F Takhautdinov as a Board of Director of OAO Tatneft	Management	For	For
5.14	Elect Mr. Rais S Khisamov as a Board of Director of OAO Tatneft	Management	For	For
6.1	Elect Mr. Tamara M Vilkova to the revision Committee the Company	Management	For	For
6.2	Elect Mr. Nazilya F Galieva to the revision Committee the Company	Management	For	For
6.3	Elect Mr. Ferdinand R Galiullin to the revision Committee the Company	Management	For	For
6.4	Elect Mr. Venera G Kuzmina to the revision Committee the Company	Management	For	For
6.5	Elect Mr. Nikolai K Lapin to the revision Committee the Company	Management	For	For
6.6	Elect Mr. Galina V Malyazina to the revision Committee the Company	Management	For	For
6.7	Elect Mr. Liliya R Rakhimzyanova to the revision Committee the Company	Management	For	For
6.8	Elect Mr. Alfiya A Sinegaeva to the revision Committee the Company	Management	For	For
7.	Approve Energy Consulting/Audit ZAO as the Company's Auditor	Management	For	For
8.	Amend the Charter of the Company	Management	For	For

OESTERREICHISCHE ELEKTRIZITAETSWIRTSCHAFTS-AG (VER
Security	A5528H103	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Mar-2009
ISIN	AT0000746409	Agenda	701845678 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Approve the presentation of the financial statements and the consolidated financial statements 2007 including the group annual report and the management report as well as the report of the
Supervisory Board
		Management	For	For
2.	Approve the appropriation of the balance sheet profits	Management	For	For
3.	Grant discharge to the Members of the Managing Board and the Supervisory Board for fiscal 2008	Management	For	For
4.	Appoint the Auditor of annual accounts for fiscal 2009	Management	For	For
5.
Authorize the Managing Board pursuant to Section 65 subs. 1 No.
8 of the Austrian Stock Corporation Act (AktG) for the duration of
30 months, effective from the day of the adoption of the resolution, to acquire own shares representing up to a maximum of 10% of the capital stock
		Management	For	For

OIL CO LUKOIL
Security	677862104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Jun-2009
ISIN	US6778621044	Agenda	701963337 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Approve the 2008 annual report of Oao Lukoil and the annual
financial statements, including income statements [profit and loss accounts] of the Company, and also distribution of profits
[including through the payment (declaration) of dividends] and losses of the Company on the basis of annual results and
determination of the size, date, form and procedure of payment of dividends
		Management	For	For

PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO THIS
RESOLUTION REGARDING THE EL-ECTION OF DIRECTORS.
STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR THIS
MEETING.-PLEASE CONTACT YOUR CLIENT SERVICE
REPRESENTATIVE IF YOU HAVE ANY QUESTIONS.-THANK
YOU.
Non-Voting
2.1	Elect Mr. Vagit Yu. Alekperov as a Director	Management	For	For
2.2	Elect Mr. Igor V. Belikov as a Director	Management	For	For
2.3	Elect Mr. Viktor V. Blazheev as a Director	Management	For	For
2.4	Elect Mr. Donald E. Wallette (Jr.) as a Director	Management	For	For
2.5	Elect Mr. Valery I. Grayfer as a Director	Management	For	For
2.6	Elect Mr. German O. Gref as a Director	Management	For	For
2.7	Elect Mr. Igor S. Ivanov as a Director	Management	For	For
2.8	Elect Mr. Ravil U. Maganov as a Director	Management	For	For
2.9	Elect Mr. Richard H. Matzke as a Director	Management	For	For
2.10	Elect Mr. Sergei A. Mikhailov as a Director	Management	For	For
2.11	Elect Mr. Nikolai A. Tsvetkov as a Director	Management	For	For
2.12	Elect Mr. Alexander N. Shokhin as a Director	Management	For	For
3.1	Elect Mr. Lyubov Ivanova as a Member to the Audit Commission	Management	For	For
3.2	Elect Mr. Pavel Kondratyev as a Member to the Audit Commission	Management	For	For
3.3	Elect Mr. Vladimir Nikitenko as a Member to the Audit Commission	Management	For	For
4.1	Approve the disbursement of remuneration to the Directors and the Members of the Audit Commission	Management	For	For
4.2	Approve the remuneration of the Directors and the Members of the Audit Commission at levels approved at 26 JUN 2008, AGM	Management	For	For
5.	Ratify Zao KPMG as the Auditor	Management	For	For
6.	Amend the regulations on the procedure for preparing and holding the general shareholders meeting of Oao Lukoil	Management	For	For
7.	Approve the interested-party transaction	Management	For	For

OIL SEARCH LTD
Security	Y64695110	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	12-May-2009
ISIN	PG0008579883	Agenda	701893910 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Receive the balance sheet and profit and loss account of the
Company and the group accounts of the Company and its
subsidiaries, together with the Director's and the Auditor's reports thereon, for the YE 31 DEC 2008
		Management	For	For
2.	Elect Mr. Fraser Ainsworth as a Director of the Company, who retires in accordance with Clause 15.3[b] of the Company's Constitution	Management	For	For
3.	Elect Mr. Tim Warren as a Director of the Company, who retires in accordance with Clause 15.3[b] of the Company's Constitution	Management	For	For
4.	Appoint Deloitte ToucheTohmatsu as an Auditor and authorize the Directors to fix the fees and expenses of the Auditor	Management	For	For
S1	Approve the issue of 258,900 performance rights to the Managing Director, Mr. Peter Botten, pursuant to rules and terms of issue of the Performance Rights Plan	Management	For	For
S2	Approve the issue of 46,000 performance rights to the Executive Director, Mr. Gerea Aopi, pursuant to rules and terms of issue of the Performance Rights Plan	Management	For	For
S3
Approve the issue of 165,873 restricted shares to the Managing
Director, Mr. Peter Botten, pursuant to the restricted shares plan by way of a mandatory deferral of 50% of the Managing Directors short term incentive in respect of the 2008 year
		Management	For	For
S4
Approve the issue of 26,732 restricted shares to the Managing
Director, Mr. Gerea Aopi, pursuant to the restricted shares plan by way of a mandatory deferral of 50% of the Executive Directors short term incentive in respect of the 2008 year
		Management	For	For
S5	Approve to increase by AUD 450,000 to AUD 1,950,000 the maximum aggregate amount that may be paid to Non Executive Directors by way of fees in any calendar year	Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF AUDITOR NAME IN RESOLUTI-ON 4 AND CHANGE IN
NUMBERING OF RESOLUTIONS. IF YOU HAVE ALREADY
SENT IN YOUR-VOTES, PLEASE DO NOT RETURN THIS
PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR OR-
IGINAL INSTRUCTIONS. THANK YOU.
Non-Voting

OJI PAPER CO.,LTD.
Security	J6031N109	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	JP3174410005	Agenda	701984797 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the Other Updated Laws and Regulations, Allow Board to Make Rules Governing Exercise of Shareholders' Rights	Management	For	For
2.1	Appoint a Director	Management	For	For
2.2	Appoint a Director	Management	For	For
2.3	Appoint a Director	Management	For	For
2.4	Appoint a Director	Management	For	For
2.5	Appoint a Director	Management	For	For
2.6	Appoint a Director	Management	For	For
2.7	Appoint a Director	Management	For	For
2.8	Appoint a Director	Management	For	For
2.9	Appoint a Director	Management	For	For
2.10	Appoint a Director	Management	For	For
2.11	Appoint a Director	Management	For	For
2.12	Appoint a Director	Management	For	For
3.1	Appoint a Corporate Auditor	Management	For	For
3.2	Appoint a Corporate Auditor	Management	For	For
4.	Approve Provision of Retirement Allowance for Retiring Corporate Auditors	Management	For	For
5.	Approve Continuance of the Policy Regarding Large-scale Purchases of the Company's Shares	Management	For	For
6.	Shareholders' Proposals: Dismissal of a Director	Shareholder	Against	For

OJSC OC ROSNEFT
Security	67812M207	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	19-Jun-2009
ISIN	US67812M2070	Agenda	701972728 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the Company annual report	Management	For	For
2.	Approve the Company annual accounting statements, including profit and loss statements [profit and loss accounts]	Management	For	For
3.	Approve the distribution of the Company profits based on the results of the year 2008	Management	For	For
4.	Approve the amounts, timing, and form of payment of dividends in accordance with the results of the year 2008	Management	For	For
5.	Approve the remuneration and reimbursement of expenses for Members of the Board of Directors of the Company	Management	For	For

PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO THIS
RESOLUTION REGARDING THE EL-ECTION OF DIRECTORS.
STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR THIS
MEETING.-PLEASE CONTACT YOUR CLIENT SERVICE
REPRESENTATIVE IF YOU HAVE ANY QUESTIONS.
Non-Voting
6.1	Elect Mr. Bogdanov Vladimir Leonidovich as a Member of the Board of Director of the Company	Management	For	For
6.2	Elect Mr. Bogdanchikov Sergey Mikhailovich as a Member of the Board of Director of the Company	Management	For	For
6.3	Elect Mr. Kostin Andrey Leonidovich as a Member of the Board of Director of the Company	Management	For	For
6.4	Elect Mr. Nekipelov Alexander Dmitrievich as a Member of the Board of Director of the Company	Management	For	For
6.5	Elect Mr. Petrov Youriy Alexandrovich as a Member of the Board of Director of the Company	Management	For	For
6.6	Elect Mr. Reous Andrey Georgievich as a Member of the Board of Director of the Company	Management	For	For
6.7	Elect Mr. Rudloff Hans-Joerg as a Member of the Board of Director of the Company	Management	For	For
6.8	Elect Mr. Sechin Igor Ivanovich as a Member of the Board of Director of the Company	Management	For	For
6.9	Elect Mr. Tokarev Nikolay Petrovich as a Member of the Board of Director of the Company	Management	For	For
7.1	Elect Mr. Kobzev Andrey Nikolaevich as a Members of the Internal Audit Commission of the Company	Management	For	For
7.2	Elect Mr. Korovkina Irina Feodorovna as a Member of the Internal Audit Commission of the Company	Management	For	For
7.3	Elect Mr. Ozerov Sergey Mikhailovich as a Member of the Internal Audit Commission of the Company	Management	For	For
7.4	Elect Mr. Fisenko Tatiana Vladimirovna as a Member of the Internal Audit Commission of the Company	Management	For	For
7.5	Elect Mr. Yugov Alexander Sergeevich as a Member of the Internal Audit Commission of the Company	Management	For	For
8.	Approve the External Auditor of the Company	Management	For	For
9.	Approve the revised edition of the Company Charter	Management	For	For
10.	Approve the revised edition of the regulation on General Shareholders Meeting of the Company	Management	For	For
11.	Approve the revised edition of the regulation on the Board of Directors of the Company	Management	For
12.	Approve the revised edition of the regulation on Collective Executive Body [Management Board] of the Company	Management	For
13.	Approve the revised edition of the regulation on Single Executive Body [President] of the Company	Management	For
14.	Approve the revised edition of the regulation on Internal Audit Commission of the Company	Management	For
15.1a
Approve, the providing by OOO "RN-Yuganskneftegas" of the
services to the Company on production at oil and gas fields, the licenses for development thereof held by the Company: production of oil in the quantity of 66,619.0 thousand tons and production of associated gas in the quantity of 4,125.0 million cubic meters for the overall maximum amount of 97,140,972.6 thousand roubles
and on transfer of produced resources of hydrocarbons to the
Company for further distribution
		Management	For
15.1b	Approve the sales of oil products by the Company in the quantity of 1,650.2 thousand tons for the overall maximum amount of 61,238,347.8 thousand roubles to OOO "RN-Vostoknefteproduct"	Management	For
15.1c
Approve, the providing by OJSC AK "Transneft" the services to the Company on transportation of crude oil by long-distance
pipelines in the quantity of 115,000.0 thousand tons for a fee not exceeding the overall maximum amount of 140,000,000.0
thousand roubles in the year 2010
		Management	For
15.1d
Approve the execution by the Company of the General Agreement with OJSC "VBRR" on the general terms and conditions of deposit transactions and transactions within this General Agreement on deposit by the Company of its cash funds in roubles, and/or in
USA dollars, and/or in EURO at accounts with OJSC "VBRR" for the maximum amount of 306,000,000.0 thousand roubles at the
specified terms and conditions: term 'from one day to one year;
interest rate: for roubles 'no less than Mosibor for the respective term minus 20%; for USA dollars 'no less than Libor [USA dollars]
for the respective term minus 10%; for EURO 'no less than Libor
[EURO] for the respective term minus 10%
		Management	For
15.1e
Approve the execution by the Company of the General Agreement with OJSC Bank VTB on general terms and conditions of deposit transactions and transactions within this General Agreement on deposit by the Company of its cash funds in roubles, and/or in
USA dollars, and/or in EURO at accounts with OJSC Bank VTB
for the maximum amount of 493,000,000.0 thousand roubles at
the specified terms and conditions: term from one day to one year;
interest rate: for roubles no less than Mosibor for the respective term minus 20%; for USA dollars no less than Libor [USA dollars]
for the respective term minus 10%; for EURO no less than Libor
[EURO] for the respective term minus 10%
		Management	For
15.1f
Approve the execution by the Company of the General Agreement with OJSC "VBRR" on general terms and conditions of foreign
currency exchange transactions and transactions within this
General Agreement on purchase and sales of foreign currency
[forex transactions] with the following currency pairs: USA
dollar/rouble, EURO/rouble, EURO/USA dollar for the overall
maximum amount of 238,000,000.0 thousand roubles at the
following exchange rates: for transactions with the USA
		Management	For

dollar/rouble pair no less than weighted average rate at MICEX as at the day of settlements minus 0.7 roubles, for transactions with the EURO/rouble pair no less than weighted average rate at
MICEX as at the day of settlements minus 0.8 roubles, for
transactions with the EURO/USA dollar pair no less than weighted average rate at MICEX as at the day of settlements minus 0.5
EURO

15.1g
Approve the execution by the Company of the General Agreement with OJSC Bank VTB on general terms and conditions of foreign currency exchange transactions with the use of "Reuter Dealing" /
"BS-Client" systems and transactions within this General
Agreement on sales and purchase of foreign currency [forex
transactions] with the following currency pairs: USA dollar/rouble,
EURO/rouble, EURO/USA dollar for the overall maximum amount
of 578,000,000.0 thousand roubles at the following exchange
rates: for transactions with the USA dollar/rouble pair no less than weighted average rate at MICEX as at the day of settlements
minus 0.7 roubles, for transactions with the EURO/rouble pair no less than weighted average rate at MICEX as at the day of
settlements minus 0.8 roubles, for transactions with the
EURO/USA dollar pair no less than weighted average rate at
MICEX as at the day of settlements minus 0.5 EURO
		Management	For
15.1h
Approve the execution by the Company of the Agreement with
OJSC Bank VTB on procedure for execution of credit transactions with the use of "Reuter Dealing" system and also on performing transactions within this Agreement on receiving by the Company of loans from OJSC Bank VTB in roubles, and/or in USA dollars, and/or in EURO for the overall maximum amount of 216,000,000.0 thousand roubles at the following terms and conditions: term: up to 30 days; interest rate: for roubles no higher than Mosibor for the respective term plus 20%; for USA dollars no higher than Libor for the respective term plus 10%; for EURO no higher than Libor for the respective term plus 5%
		Management	For
15.2	Approve the execution of Oil Delivery Agreement between Rosneft and Transneft [the Delivery Agreement] as a related party transaction, whereby Rosneft shall provide delivery of crude oil to Transneft	Management	For
16.	Approve the major transaction	Management	For

OJSC POLYUS GOLD
Security	678129107	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	15-May-2009
ISIN	US6781291074	Agenda	701934552 - Management
Item	Proposal	Type	Vote

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 554586 DUE TO RECEIPT OF D-IRECTOR NAMES. ALL
VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED-AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.	Approve the 2008 annual report of OJSC Polyus Gold, the 2008 RAS financial statements of OJSC Polyus Gold, including profit and loss statement	Management
2.	Approve the distribution of profits and losses of OJSC Polyus Gold for 2008, including dividend payment on shares in OJSC Polyus Gold for 2008	Management

PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO THIS
RESOLUTION REGARDING THE EL-ECTION OF DIRECTORS.
STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR THIS
MEETING.-PLEASE CONTACT YOUR CLIENT SERVICE
REPRESENTATIVE IF YOU HAVE ANY QUESTIONS.-THANK
YOU.
Non-Voting
3.1	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: elect Mr. Anton Averin as a Director	Shareholder
3.2	Elect Mr. Robert Buchan as a Director	Management
3.3	Elect Ms. Valery N. Braiko as a Director	Management
3.4	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: elect Mr. Pavel S. Grachev as a Director	Shareholder
3.5	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: elect Mr. Eduard V. Eremyan as a Director	Shareholder
3.6	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: elect Ms. Marianna A. Zakharova as a Director	Shareholder
3.7	Elect Mr. Evgeny I. Ivanov as a Director	Management
3.8	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: elect Mr. Andrey V. Lebedev as a Director	Shareholder
3.9	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: elect Mr. Oleg Yu. Lipatov as a Director	Shareholder
3.10	Elect Mr. Lord Patrick Gillford as a Director	Management
3.11	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: elect Mr. Alexander I. Mosionzhik as a Director	Shareholder
3.12	Elect Mr. Mikhail D. Prokhorov as a Director	Management
3.13	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: elect Mr. Andrey M. Rodionov as a Director	Shareholder
3.14	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: elect Mr. Alexander Yu. Romanov as a Director	Shareholder
3.15	Elect Ms. Valeriy V. Rudakov as a Director	Management
3.16	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: elect Ms. Zumrud H. Rustamova as a Director	Shareholder
3.17	Elect Ms. Ekaterina M. Salnikova as a Director	Management
3.18	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: elect Ms. Valery V. Senko as a Director	Shareholder
3.19	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: elect Mr. Maxim V. Finskiy as a Director	Shareholder
3.20	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: elect Mr. Anton V. Cherny as a Director	Shareholder
3.21	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: elect Mr. Christophe Francois Charlier as a Director	Shareholder

PLEASE NOTE THAT ALTHOUGH THERE ARE 07
CANDIDATES TO BE ELECTED AS MEMBERS OF-THE AUDIT
COMMISSION, THERE ARE ONLY 05 VACANCIES AVAILABLE
TO BE FILLED AT TH-E MEETING. THE STANDING
INSTRUCTIONS FOR THIS MEETING WILL BE DISABLED AND,
IF-YOU CHOOSE, YOU ARE REQUIRED TO VOTE FOR ONLY
05 OF THE 07 MEMBERS. THANK YOU-.
Non-Voting
4.1	Elect Mr. Andrey A. Zaitsev as a Member of Audit Commission	Management
4.2	Elect Mr. Mikhail Yu. Zatsepin as a Member of Audit Commission	Management
4.3	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: elect Mr. Dmitry A. Mayorov as a Member of Audit Commission	Shareholder
4.4	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: elect Mr. Georgiy E. Svanidze as a Member of Audit Commission	Shareholder
4.5	Elect Ms. Olga Yu. Rompel as a Member of Audit Commission	Management
4.6	Elect Mr. Oleg E. Cherney as a Member of Audit Commission	Management
4.7	Elect Mr. Alexey S. Shaimardanov as a Member of Audit Commission	Management
5.	Approve LLC Rosexpertiza as the Company's RAS Auditor of OJSC Polyus Gold for 2009	Management
6.
Approve to determine the value [insurance premium] of liability insurance for the Members of the Board of Directors of OJSC
Polyus Gold with a total limit of liability not exceeding USD
50,000,000 in the amount not exceeding USD 300,000
Management
7.
Approve the Directors' and Officers' liability insurance for the
Members of the Board of Directors of OJSC Polyus Gold, being a related party transaction with all the Members of the Board of
Director as beneficiary parties with a Russian Insurance Company for a term of 1 year, with a total limit of liability not exceeding USD
50,000,000 and insurance premium not exceeding USD 300,000
Management
8.	Approve the remuneration and reimbursement of expenses of the Members of the Board of Directors of OJSC Polyus Gold, as specified	Management
9.	Approve the participation of OJSC Polyus Gold in the non-profit organization All Russia Intersectoral Association of Employers Producers of Nickel and Precious Metals by joining it as a Member	Management

OLAM INTERNATIONAL LTD, SINGAPORE
Security	Y6421B106	Meeting Type
Ticker Symbol	Meeting Date
ISIN	SG1Q75923504	Agenda
Item	Proposal
PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' FOR-THE BELOW RESOLUTION. THANK YOU.
1.
Authorize the Directors or any of them to: a) allot and issue an aggregate of 273,459,000 subscription shares by way of a private placement to the Investors at an issue price of SGD 1.60 per subscription share, pursuant to the terms and subject to the conditions of the Subscription Agreement [the Proposed
Subscription]; and b) complete and do all such acts and things, including without limitation, to execute all such documents and to approve any amendments, alteration or modification to any
documents as they may consider necessary, desirable or
expedient to give full effect to the Proposed Subscription and this
Resolution

OMV AG, WIEN
Security	A51460110	Meeting Type
Ticker Symbol	Meeting Date
ISIN	AT0000743059	Agenda
Item	Proposal

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 563982 DUE TO CHANGE IN VO-TING STATUS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AN-D YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.

1.	To receive the annual statement of accounts for Company and Corporate Group IN-CL report of Board of Directors and Supervisory Board
2.	Approve the appropriation of net profits
3.	Approve the share repurchase and resale
4.	Amend the Company capital, authorization on issue of convertible bonds, exemption of options, creation of limited capital, and the Company Charter due Paragraph 3 as specified
5.	Amend the Company Charter Paragraph 4.2., 9.1., 13.9. and 26
6.	Elect the Auditors for the FY 2009
7.	Approve the activities undertaken by Board of Directors and the Supervisory Board
8.	Approve the remuneration of the Supervisory Board
9.	Elect the Supervisory Board

OUTOKUMPU OYJ
Security	X61161109	Meeting Type
Ticker Symbol	Meeting Date
ISIN	FI0009002422	Agenda
Item	Proposal

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 541914 DUE TO CHANGE IN VO-TING STATUS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AN-D YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED

1.	Opening of the meeting
2.	Elect the Chairman
3.	Elect the Co-signatories and Supervisors of the counting of votes
4.	Approve the list of votes
5.	Approve the quorum and constitution for valid decisions
6.	Approve the agenda
7.	Approve the review by the Chief Executive Officer
8.	Approve the annual accounts and the Board of Directors' business review
9.	Receive the Auditor's report
10.	Approve the annual accounts
11.	Approve to decide on the use of the profit recorded in the balance sheet and payment of dividend
12.	Grant discharge from liability to the Members of the Board of Directors and the Chief Executive Officer
13.	PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER PROPOSAL: approve to decide on the number of Members of the Board of Directors and Auditors
14.	PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER PROPOSAL: approve to decide on the remunerations for the Chairman and other Members of the Board of Directors and the Auditors
15.	Elect the Chairman, Vice Chairman and other Members of the Board of Directors
16.	Elect the Auditors
17.	PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER PROPOSAL: approve the formation of a Nomination Committee
18.	Authorize the Board of Directors to decide to repurchase the Company's own shares
19.	Authorize the Board of Directors to decide to issue shares and grant special rights to shares
20.	Closing of the meeting

OZ MINERALS LTD
Security	Q7161P106	Meeting Type
Ticker Symbol	Meeting Date
ISIN	AU000000OZL8	Agenda
Item	Proposal

PLEASE NOTE THAT VOTING EXCLUSIONS APPLY TO THIS
MEETING FOR PROPOSAL 1 AND VO-TES CAST BY ANY
INDIVIDUAL OR RELATED PARTY WHO BENEFIT FROM THE
PASSING OF TH-E PROPOSAL/S WILL BE DISREGARDED.
HENCE, IF YOU HAVE OBTAINED BENEFIT OR DO EX-PECT
TO OBTAIN FUTURE BENEFIT YOU SHOULD NOT VOTE (OR
VOTE 'ABSTAIN') FOR THE-RELEVANT PROPOSAL ITEMS.
THANK YOU.

1.
Authorize the Company, for all purposes, including ASX Listing
Rule 11.2, to sale the following assets to China Mine metals Non-
Ferrous Metals Co., Ltd or a wholly owned subsidiary on the terms as specified; [a] the Company's interest in the Sepon copper/gold mine in Laos; [b] Golden Grove zinc/copper/lead mine in Western
Australia; [c] Century zinc mine in Queensland; [d] Rosebery zinc/lead/silver mine in Western Australia; [e] Avebury nickel mine in Tasmania; [f] Dugald River zinc project in Queensland; [g] High
Lake zinc project in Canada; [h] Izok Lake zinc project in Canada and; [i] All other exploration and development assets [other than the Prominent Hill gold/copper mine, Martabe gold project and certain exploration assets in Cambodia and Thailand as specified]

2.	Receive the financial report of the Company for the YE 31 DEC 2008 together with the Directors' report, the Directors' declaration and the Auditor's report as specified	Management	For	For
3.1	Elect Mr. Michael Eager as a Director of the Company, who retires in accordance with Article 6.3 of the Company's Constitution	Management	For	For
3.2	PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL: Re-elect Mr. Stephen Mayne as a Director of the Company	Shareholder	For	Against
4.	Adopt the Company's remuneration report for the YE 31 DEC 2008	Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN DIRECTOR NAME. IF YOU HAV-E ALREADY SENT IN YOUR
VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YOU-DECIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting

PETROCHINA CO LTD
Security	Y6883Q104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	12-May-2009
ISIN	CNE1000003W8	Agenda	701899998 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 548783 DUE TO CHANGE IN VO-TING STATUS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AN-D YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.	Approve the report of the Board of Directors of the Company for the year 2008	Management	For	For
2.	Approve the report of Supervisory Committee of the Company for the year 2008	Management	For	For
3.	Approve the audited financial statements of the Company for the year 2008	Management	For	For
4.	Approve the declaration and payment of the final dividends for the YE 31 DEC 2008 in the amount and in the manner recommend by the Board of Directors	Management	For	For
5.	Authorize the Board of Directors to determine interim dividend	Management	For	For
6.
Approve the continuation of appointment of
PricewaterhouseCoopers, Certified Public Accountants, as the
International Auditors of the Company and
PricewaterhouseCoopers Zhong Tian CPAs Company Limited,
Certified Public Accountants, as the Domestic Auditors of the
Company, for the year 2009 and authorize the Board of Directors to fix their remuneration
		Management	For	For
S.7
Authorize the Board of Directors, granted an unconditional general mandate to separately or concurrently issue, allot and deal with additional domestic shares and overseas listed foreign shares of the Company, provided that the number of the domestic shares and overseas listed foreign shares issued and allotted or agreed conditionally or unconditionally to be issued and allotted shall not exceed 20% of each of the existing domestic shares and overseas listed foreign shares of the Company in issue as at the date of this resolution, and to execute and do or procure to be executed and done, all such documents, deeds and things as it may consider necessary in connection with the issue of such shares; [Authority expire after the 12 month period following the passing of this resolution]; and to make such amendments to the Articles of
Association of the Company as it thinks fit so as to increase the registered share capital of the Company and reflect the new
capital structure of the Company upon the allotment and is
		Management	For	For

Company Law of the PRC, the Securities Law of the PRC,
regulations or the listing rules of the stock exchange on which the
Shares of the Company are listed (as amended from time to time)
and only if all necessary approvals from the China Securities
Regulatory Commission and/or other relevant PRC government
authorities are obtained and the special committee of the Board of
Directors will only exercise its power under such mandate in accordance with the power granted by the shareholders at the
AGM to the Board of Directors

S.8
Approve and ratify to grant an unconditional general mandate to issue debt financing instruments in the aggregate principal amount of up to RMB 100 billion (or if issued in foreign currency,
equivalent to the exchange rate announced by the People’s
Bank of China on the date of issue), upon such terms and
conditions to be determined by the Board of Directors, and
authorize the Board of Directors to: determine and approve the category, specific terms, conditions and other matters in respect of the issue of such instruments, including but not limited to the issue size, actual amount, currency, issue prices, coupon rates or method of determining the coupon rates, timing of issuance,
whether to issue in tranches and the number of tranches, whether any terms for repurchase and redemption will be in place, rating arrangements, guarantee, schedule of repayment of the principal and the interests, use of proceeds as approved by the
shareholders meeting, specific placing arrangements and
underwriting arrangements;
		Management	For	For
9.	Elect Mr. Wang Daocheng as an Independent Supervisor of the Company	Management	For	For

POLISH OIL AND GAS COMPANY, WARSAW
Security	X6582S105	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	29-Jan-2009
ISIN	PLPGNIG00014	Agenda	701789402 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.	Opening of the meeting	Management	For	For
2.	Elect the Chairman of the meeting	Management	For	For
3.	Acknowledge the proper convening of the meeting and its ability to adopt the resolutions	Management	For	For
4.	Approve to prepare the attendance list	Management	For	For
5.
Approve and adopt the sale of non current asset in the form of recorded Know-How, which was developed and then recorded in
the documentation prepared by Ramboll Oil Gas A/S, along with the ownership rights to the copies of the documentation, to Ogp
Gaz-System SA of Warsaw without a public tender procedure
		Management	Against	Against
6.	Miscellaneous	Non-Voting
7.	Closing of the meeting	Management	For	For

POLISH OIL AND GAS COMPANY, WARSAW
Security	X6582S105	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	26-Mar-2009
ISIN	PLPGNIG00014	Agenda	701816716 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT
Non-Voting
1.	Opening of the meeting	Management	For	For
2.	Elect the Chairman	Management	For	For
3.	Acknowledge the proper convening of the meeting and its ability to adopt the resolutions	Management	For	For
4.	Approve to prepare the attendance list	Management	For	For
5.
Approve the execution by the Management Board of Exchange
agreement where by Pgnig Sa will transfer to Karpacka Spolka
Gazownictwa SP Z O.O. of Tarnow: I] its interest in the perpetual usufruct of the land located at UL. Diamentowa 15 in Lublin and the assets attached, in exchange for the perpetual usufruct the land located at UL, Olszewski ego 2b in Lublin and the assets attached, II] its interest in the perpetual usufruct of the land located at UL, Wspolna 5 in Rzeszow and the assets attached, in exchange for the perpetual usufruct of the land located at UL,
Wspulna 1 in Rzeszow and the assets attached thereto
		Management	For	For
6.
Approve to increase the Share Capitals of Gornoslaska Spolka
Gazownictwa SP. Z O.O., Mazowiecka Spolka Gazownictwa SP
Z O.O. and Dolnoslaska Spolka Gazownictwa SP. Z O.O. by
contributing to the companies the perpetual right to the land and the ownership to the buildings and structures erected thereon, and to acquire the shares comprising the increased Share capitals of the Companies
		Management	For	For
7.	Approve the acquisition of shares comprising the increased Shares Capital of Dewon Z. S.A	Management	For	For
8.	Miscellaneous	Non-Voting
9.	Closing of the meeting	Management	For	For

POLISH OIL AND GAS COMPANY, WARSAW
Security	X6582S105	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	21-May-2009
ISIN	PLPGNIG00014	Agenda	701907694 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.	Opening of the meeting	Management	For	For
2.	Elect the Chairman	Management	For	For
3.	Acknowledge the proper convening of the meeting and its ability to adopt resolution	Management	For	For
4.	Approve to prepare the attendance list	Management	For	For
5.	Approve the disposal of shares in Agencja Rozwoju Pomorza S.A. in accordance with the procedure and on the terms and conditions stipulated in Article 4181 of the Commercial Companies code	Management	For	For
6.	Miscellaneous	Non-Voting
7.	Closing of the meeting	Management	For	For

POLISH OIL AND GAS COMPANY, WARSAW
Security	X6582S105	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	23-Jun-2009
ISIN	PLPGNIG00014	Agenda	701964529 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.	Opening of the meeting	Management	For	For
2.	Appoint the meeting's Chairman	Management	For	For
3.	Approve the statement of the meeting's legal validity	Management	For	For
4.	Approve to make up the attendance list	Management	For	For
5.	Approve the financial statement for 2008 and the Management's report on Company's activity in 2008	Management	For	For
6.	Approve the consolidated financial statement of the capital group for 2008 and the Management's report on activity of the company's capital group in 2008	Management	For	For
7.	Approve the duties fulfilling by the Management for 2008	Management	For	For
8.	Approve the duties fulfilling by the Supervisory Board's Members for 2008	Management	For	For
9.	Adopt the profit for 2008 distribution	Management	For	For
10.	Approve to determine the assets to be provided as non-cash dividend and definition of the method of their valuation	Management	For	For
11.	Miscellaneous	Non-Voting
12.	Closing of the meeting	Management	For	For

PORTUCEL - EMPRESA PRODUTORA DE PASTA E PAPEL, LIS
Security	X67182109	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	06-Mar-2009
ISIN	PTPTI0AM0006	Agenda	701806397 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the management report, balance sheet and accounts for 2008	Management	For	For
2.	Receive the report, balance sheet and consolidated accounts for 2008	Management	For	For
3.	Approve the proposal for the appropriation of profits	Management	For	For
4.	Approve the general assessment of the management and supervision of the Company	Management	For	For
5.	Approve the acquisition and the disposal of treasury stock and bonds within the terms of Article 319, 320 and 354 of the Commercial Companies Code	Management	For	For

PT ASTRA AGRO LESTARI TBK
Security	Y7116Q119	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	13-May-2009
ISIN	ID1000066004	Agenda	701890281 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and approve the Company's annual report and ratify the Company's financial statement for book YE 31 DEC 2008	Management	For	For
2.	Approve to determine the Company's profit utilization	Management	For	For
3.	Appoint the public accountant to audit the Company's book for book YE 31 DEC 2009 and approve to determine the honorarium for public accountant	Management	For	For
4.	Appoint the Company's Board of Directors and Commissioners	Management	For	For
5.	Approve to determine the salary and benefit for Directors and honorarium and benefit for commissioners	Management	For	For

PT INTERNATIONAL NICKEL INDONESIA TBK
Security	Y39128148	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	26-Feb-2009
ISIN	ID1000109309	Agenda	701803846 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Appoint the Member of the Board of Commissioner	Management	For	For

PT INTERNATIONAL NICKEL INDONESIA TBK
Security	Y39128148	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	17-Apr-2009
ISIN	ID1000109309	Agenda	701879720 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the general meeting of receiving of short term credit facility revolving from Vale International SA up to USD 250,000,000.00 the transaction related material transaction	Management	For	For
2.	Approve the independent shareholders of receiving of short term credit facility revolving from Vale International SA up to USD 250,000,000.00 as specified	Management	For	For

PT INTERNATIONAL NICKEL INDONESIA TBK
Security	Y39128148	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	17-Apr-2009
ISIN	ID1000109309	Agenda	701873184 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the Board of Directors report	Management	For	For
2.	Approve the Board of Commissioners report	Management	For	For
3.	Approve and ratify the Company financial report for book year 2008	Management	For	For
4.	Approve to utilize the net Company's profit for book year 2008	Management	For	For
5.	Appoint the Board of Commissioners	Management	For	For
6.	Appoint the Board of Directors	Management	For	For
7.	Approve the remuneration for the Board of Commissioners	Management	For	For
8.	Authorize the Board of Commissioners to determine salary and other remuneration for the Board of Directors	Management	For	For
9.	Authorize the Board of Directors to appoint the Independent Public Accountant to Audit Company's books for book year 2009 and approve to determine their honorarium	Management	For	For
10.	Other matter	Non-Voting

Q-CELLS SE, BITTERFELD-WOLFEN
Security	D6232R103	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	18-Jun-2009
ISIN	DE0005558662	Agenda	701987565 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 577938 DUE TO A CHANGE WIT-H REGARD TO THE
MANAGEMENT RECOMMENDATION FOR RESOLUTION 12.
ALL VOTES RECEIVE-D ON THE PREVIOUS MEETING WILL
BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT-
ON THIS MEETING NOTICE. THANK YOU.
Non-Voting

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 28 MAY 2009, WHEREAS-THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. THI-S IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
GE-RMAN LAW. THANK YOU
Non-Voting
1.
Presentation of the financial statements and annual report for the
2008 FY wit-h the report of the Supervisory Board, the group financial statements and grou-p annual report as well as the report by the Board of Managing Directors pursu-ant to Section 61 of the se-regulation and Sections 289(4) and 315(4) of the G-erman
Commercial Code
Non-Voting
2.
Resolution on the appropriation of the distributable profit of EUR
35,571,236.53 as follows: payment of a dividend of EUR 0.03 per preferred share EUR 34,714,518.01 shall be allocated to the other revenue reserves ex-dividend and payable date: 19 JUN 2009
		Management	For	For
3.	Ratification of the Acts of the Board of Managing Directors	Management	For	For
4.	Ratification of the acts of the Supervisory Board	Management	For	For
5.	Appointment of the Auditors: I. for the 2009 FY: KPMG AG, Leipzig; II. for the interim report and the review of the interim half- year financial statements: KPMG AG, Leipzig	Management	For	For
6.
Resolution on the revision of the stock option program 2007 as per item 7 on the agenda of the general meeting of 14 JUN 2007 and item 8 of the general meeting of 26 JUN 2008, in respect of the terms of exercise, the related revision of t he contingent capital
2007/I, and the correspondent amendment to the Articles of
Association
		Management	For	For
7.
Renewal of the authorization to issue warrant and/or convertible bonds in connection with the implementation of the Shareholders
Rights Act [ARUG], the related revision of the contingent capital
2006/1, and the correspondence amendments to the Articles of
Association the Board of Managing Directors shall be authorized, with the consent of the Supervisory Board, to issue bonds of up to
EUR 5,000,000,000, conferring a conversion or option right for
		Management	For	For

new ordinary shares of the Company, on or before 31 MAY 2014;
shareholders subscription rights shall be excluded for the issue of bonds at a price not materially below their theoretical market value, for residual amounts, and for the granting of subscription rights to the holders of previously issued bonds; the share capital shall be increased accordingly by up to EUR 43,621,323 through the issue of up to 43,621,323 new ordinary shares, insofar as conversion or option rights are exercised [contingent capital
2006/1]; the Articles of Association shall be amended accordingly

8.A	Elections to the Supervisory Board: Mr. Marcel Brenninkmeijer	Management	For	For
8.B	Elections to the Supervisory Board: Mr. Joerg Menno Harms	Management	For	For
8.C	Elections to the Supervisory Board: Mr. Richard Kauffman	Management	For	For
8.D	Elections to the Supervisory Board: Mr. Andrew Lee	Management	For	For
8.E	Elections to the Supervisory Board: Mr. Christian Reitberger	Management	For	For
8.F	Elections to the Supervisory Board: Mr. Frauke Vogler	Management	For	For
9.
Resolution on the remuneration for the first Supervisory Board of the Company as an European Company [SE]: 1) the Members of
the Supervisory Board shall receive a) a fixed annual
remuneration of EUR 25,000 b) a variable, profit-related annual remuneration of EUR 200 per million with an upper limit of EUR
25,000; 2) the Chairman of the Supervisory Board shall receive twice the amount, the Deputy Chairman shall receive 1 and a half times the amount as per 9.1, each Member of a Committee shall receive an extra remuneration of 25%, each Chairman of a
Committee an extra remuneration of 50% of the remuneration as per 9.1., this does not apply to the nomination committee; the total annual remuneration shall not exceed twice the amount, or, in the case of the Chairman, thrice the amount of the fixed annual
remuneration; 3) Members of the Supervisory Board shall be
granted an asset-liability insurance; 4) the Company shall
reimburse expenses by Members of the Supervisory Board, the
remuneration shall be granted propor
		Management	For	For
10.
Renewal of the authorization to acquire own shares the Company shall be authorized to acquire own ordinary shares of up to 10% of its share capital, at a price neither more than 5% above the market price nor below EUR 0.01, on or before 30 NOV 2010, the
Board of Managing Directors shall be authorized to use the shares for acquisition purposes or within the scope of one of its stock option programs, and to dispose of the shares in a manner other than the stock exchange or a rights offering if they are sold at a price not materially below their market price
		Management	For	For
11.
Amendment to Section 20(3) of the Articles of Association in
connection with the Shareholders Rights Act [ARUG], in respect of the Board of Managing Directors being authorized to allow the audio visual transmission of shareholders meetings, especially via the internet the Board of Managing Directors shall enter the amendment into the commercial register only if and when the
respective provision of the ARUG comes into effect a shareholder has put forth the following additional item for resolution
		Management	For	For
12.
Resolution on the revocation of the existing authorized capital, the creation of a new authorized capital, and the correspondence amendment to the Articles of Association the Board of Managing
Directors shall be authorized, with the consent of the Supervisory
Board to increase the Company's share capital by up to EUR
54,526,653 through the issue of up to 54,526,653 new no-par
shares against payment in cash and/or kind, on or before 31 MAY
		Management	For	For

2014; the Board of Managing Directors shall be authorized, with the consent of the Supervisory Board, to exclude shareholders subscription rights for a capital increase against payment in kind, especially in connection with mergers and acquisitions, residual amounts or a capital increase against payment in cash of the shares are sold at a price not materially below the market price of the shares, and to use the shares as employee shares

RAUTARUUKKI OY, HELSINKI
Security	X72559101	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	24-Mar-2009
ISIN	FI0009003552	Agenda	701832568 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
	PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.	Non-Voting
1.	Opening of the meeting	Non-Voting
2.	Calling the meeting to order	Non-Voting
3.	Election of persons to scrutinize the minutes and to supervise the counting of-votes	Non-Voting
4.	Recording the legality of the meeting	Non-Voting
5.	Recording attendance at the meeting and adoption of the list of votes	Non-Voting
6.	Presentation of the financial statements, report of the Board of Directors and-the Auditor's report for 2008, and the statement by the Supervisory Board, pr-esentation of the CEO's review	Non-Voting
7.	Adopt the parent Company and consolidated financial statements	Management	For	For
8.	Approve the actions on profit or loss, to pay a dividend of EUR 1.35 per share	Management	For	For
9.	Grant discharge from liability of the Members of the Supervisory Board, the Members of the Board of Directors and the CEO	Management	For	For
10.
Approve the fees of the Board of Directors remain unchanged, the
Chairman of the Board receives a fee of EUR 5,600 per month, the Deputy Chairman EUR 3,500 per month and the Members
EUR 2,700 per month together with an attendance fee of EUR 600 for Board of Directors' Committee meetings and Supervisory
Board meetings, travel costs are indemnified according to the
Company's travel rules
		Management	For	For
11.	Approve the number of Members of the Board of Directors remain unchanged at 7	Management	For	For
12.
Re-elect Messrs. Maarit Aarni- Sirvio, Reino Hanhinen, Christer
Granskog, Pirkko Juntti, Kalle J. Korhonen and Liisa Leino as
Members of the Board of Directors for a further term of office lasting one year from the 2009 AGM to the close of the 2010
AGM; Mr. Jukka Viinanen, as Chairman of the Board since 2001, has announced that he is no longer available when electing Board
Members for the next term of office, elect Mr. Hannu Ryopponen
BA [Bus Admin], [B. 1952] Deputy CEO, Stora Enso Corporation
to the Board of Directors as a New Member and Mr. Reino
Hanhinen as the Chairman of the Board of Directors and Mr.
Christer Granskog as Deputy Chairman
		Management	For	For

13.	Approve the fees of the Chairman, Deputy Chairman and the Members of the Supervisory Board	Management	For	For
14.	Approve the number of Member of the Supervisory Board	Management	For	For
15.	Elect Chairman, Deputy Chairman and the Members of the Supervisory Board	Management	For	For
16.	Approve that the Auditor will be paid a fee based on invoice approved by the Company	Management	For	For
17.	Re-elect Audit Firm KPMG Oy AB as the Company's Auditor	Management	For	For
18.	Amend the Articles 4 and 11 of the Company's Articles of Association as specified	Management	For	For
19.
Authorize the Board, to acquire a maximum of 12,000,000 of the
Company's own shares, using the Company's unrestricted equity, at fair value at the date of acquisition, which shall be the prevailing market price in public trading on NASDAQ OMX Helsinki, the
proposed authority supersedes the authority to acquire
12,000,000 shares granted by the AGM of 02 APR 2008 and
which now expires, the authorization is valid for 18 months from the date of the decision of AGM
		Management	For	For
20.
Authorize the Board, to decide on a share issue that includes the right to issue new shares or to transfer treasury shares held by the
Company, it is proposed that the authority apply to a maximum of
15,000,000 shares in total, the Board of Directors shall have the right to decide who the shares are issued to or, in disapplication of the pre-emption rights of existing shareholders, by private
placement if there is an important financial reason for doing so under the Limited Liability Companies Act, the authority shall also include the right to decide on a bonus issue if there is a
particularly weighty financial reason to do so from the Company's point of view and taking into account the interests of all
shareholders, [Authority is valid until the close of the 2011 AGM]
		Management	Against	Against
21.
PLEASE NOTE THAT THIS RESOLUTION IS A SHAREHOLDER
PROPOSAL: Approve to prepare proposals for the AGM regarding the composition of the Board of Directors and the Directors' fees, the Committee is to comprise a representative from each of the three largest shareholders, the Chairman of the Board of
Directors, who is elected to the Committee as an expert Member, together with one Member of the Board of Directors appointed by the Members and who shall be independent of the Company's
major shareholders, the right to elect Members to the Nomination
Committee to represent shareholders is vested in the three
shareholders having the largest share of the votes conveyed by all the Company's shares as at 02 November preceding the AGM,
the Chairman of the Board of Directors convenes the Nomination
Committee, which elects a Chairman from among its Members,
the Nomination Committee will present its proposal to the
Company's Board of Directors by no later than 01 February
preceding the AGM
		Shareholder	Against	For
22.	Other possible proposals to the meeting	Management	For	For
23.	Closing of the meeting	Non-Voting

RENEWABLE ENERGY CORPORATION AS, HOVIK
Security	R7199U100	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	19-May-2009
ISIN	NO0010112675	Agenda	701935631 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 543236 DUE TO SPLITTING OF-RESOLUTION 7. ALL
VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED-AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
1.	Opening of the meeting by the Chairman of the Board and registration of attending Shareholders	Management	For	For
2.	Elect Mr. Thomas Aanmoen as the Chairman of the meeting, Mr. Reidar Lund is elected to co-sign the minutes with the Chairman	Management	For	For
3.	Approve the notice of the meeting and the agenda	Management	For	For
4.
Approve the remuneration for the period between 19 MAY 2008 to
19 MAY 2009 for the Chairman of the Board, Board Members,
Members of the Board Committees and Members of the
Nomination Committee is [all amounts in NOK] as specified
		Management	For	For
5.	Approve the Auditor's remuneration of NOK 2,240,000 for the audit work with the annual accounts of Renewable Energy Corporation ASA for the accounting year of 2008	Management	For	For
6.	Approve the annual financial statements and the annual report from the Board for 2008 and the profit for 2008 shall be distributed to other equity and that dividend will not be paid for the FY	Management	For	For
7.1	Approve the statement of the Board regarding compensation to leading employees	Management	For	For
7.2	Approve the statement of the Board regarding the stock option program	Management	For	For
8.	Amend the last sentence of Section 5 of the Articles of Association as follows: "The Board Members are elected for a period of one year at the time"	Management	For	For
9.
Authorize the Board to increase the share capital by up to NOK
49,000,000 in one or more share issues for the purpose of
ensuring that the Company has sufficient financial flexibility with respect to capital expenditure and related working capital
requirements and acquisitions; the authority also includes capital increases in connection with mergers; and to increase the share capital by maximum NOK 100,000,000 in one or more share
		Management	For	For

issues for the purpose of fulfilling the obligations of the Company under the Share Purchase Program for the employees; the
subscription price and subscription terms shall be decided by the
Board in connection with each share issue, taking into
consideration the Company's requirements and the shares' market value at the relevant time shares may be issued for contribution in form of cash or by transfer of other assets [contribution in kind];
existing shareholder's pre-emptive rights to subscribe for Shares may be waived by the Board upon exercise of these authorities;
these authorities replace all previous authorities to issue Shares;
[Authority expires at the AGM in 2010, but in any case not later than 15 months from the date of this General Meeting]; and to make necessary changes to the Articles of Association upon
exercise of these authorities

10.
Authorize the Board to acquire shares in Renewable Energy
Corporation ASA, on behalf of the Company, for one or more of the following purposes: in order to maximize the return for the shareholders; fulfillment of the Company's obligations under the
Share Purchase Program for the employees; in connection with the Long Term Incentive Plan of the Company [LTIP 2007]; the
authority covers purchase of up to 10% of the face value of the share capital of the Company, refer the Act Sections 9-2 and 9-3;
shares may be acquired at minimum NOK 10 per share and
maximum NOK 500 per share; the shares shall be acquired and
disposed of through ordinary purchase and sale; [Authority is valid until the AGM in 2010 or until it is revoked by a general meeting resolution passed with simple majority], the decision shall be notified to and registered by the Norwegian Registry of Business
Entities prior to acquiring any shares pursuant to the authority
		Management	For	For
11.
Authorize the Board to raise one or more loans where the Creditor is entitled to require issue of shares in order to ensure that the
Company has sufficient financial flexibility with respect to capital expenditures and related working capital requirements and/or mergers and acquisitions; the loans shall not exceed a total amount of NOK 49,000,000, and the share capital increase shall not exceed NOK 49,000,000; the conditions for the loans shall be determined by the Board at each subscription with regard to the need of the Company and the market price of the shares at that time, existing shareholders' pre-emptive rights to subscribe for
Shares may be waived by the Board upon exercise of the
authority; [Authority shall expire at the AGM in 2010 but in any event not later than 15 months from the date of this general meeting]; and to make necessary changes to the Articles of
Association in relation to execution of the authority
		Management	For	For
12.1	Elect Mr. Dag Opedal as a new Director	Management	For	For
12.2	Elect Ms. Grace Skaugen as a new Director	Management	For	For
12.3	Elect Mr. Hilde Myrberg as a new Director	Management	For	For
12.4	Elect Mr. Odd Hansen as a new Director	Management	For	For
13.1	Elect Mr. Torkild Nordberg [Committee Chair] as a Member of Nominating Committee	Management	For	For
13.2	Elect Mr. Christian Berg as a Member of Nominating Committee	Management	For	For

RENEWABLE ENERGY CORPORATION AS, HOVIK
Security	R7199U100	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	05-Jun-2009
ISIN	NO0010112675	Agenda	701971245 - Management
Item	Proposal	Type	Vote	For/Against Management
IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
1.	Opening of the meeting by the Chairman of the Board and registration of attending shareholders and proxies	Management	For	For
2.	Elect Mr. Thomas Aanmoen as a Chairman of the meeting and at least 1 person to sign the minutes together with the Chairman	Management	For	For
3.	Approve the notice of the meeting and the agenda	Management	For	For
4.
Approve to increase the share capital with minimum NOK
40,000,000 and maximum NOK 400,000,000, from NOK
494,314,725 to minimum NOK 534,314,725 and maximum NOK
894,314,725, by issuance of between 40,000,000 and
400,000,000 new shares of nominal value NOK 1 each the final number of shares to be issued shall be determined by the Board prior to start of the subscription period; the Company's
shareholders as per 05 JUN 2009 shall have preferential rights to subscribe for the new shares Tradable subscription rights will be issued Oversubscription and subscription without subscription rights is permitted; the Company shall issue a prospectus
approved by Oslo Bors in connection with the capital increase unless the Board decides otherwise, the prospectus shall not be registered with or approved by any foreign authorities other than
Oslo Bors the new shares cannot be subscribed for by investors in jurisdictions in which it is not permitted to offer new shares to the investors in question without the registration or app
		Management	For	For

subscribers having used their subscription rights and who have over-subscribed will have the right to be allocated remaining new shares on a pro rata basis in accordance with Section 10-4 of the
Norwegian Public Companies Act in the event that pro rata
allocation is not possible due to the number of remaining new shares, the Company will determine the allocation by lot drawing;
any remaining new shares not allocated pursuant to the criteria in items 4.1 and 4.2 above will be allocated to subscribers not holding subscription rights allocation will be sought made pro rata based on the relevant subscription amounts, provided such
allocations may be rounded down to the nearest round lot, which is 200 Shares; any remaining New Shares not allocated pursuant to the above allocation criteria will be subscribed by and allocated to members of the Underwriting Syndicate to the extent these have not fulfilled their underwriting obligations through
subscription for shares in the subscription period, based on and in accord

5.
Authorize the Board to raise one or more convertible loans or loans with warrants, CF the Public Limited Liability Companies Act section 11-1, in order to ensure financial flexibility, including in connection with capital expenditures and/or mergers and
acquisitions the loans shall not exceed a total principal amount of
NOK 6,000,000,000 the share capital increase shall not exceed
NOK 60,000,000 the conditions for the loans shall be determined by the Board at each subscription with regard to the need of the
Company and the market price of the shares at that time existing
		Management	For	For

shareholders' pre-emptive rights to subscribe for shares may be waived by the Board upon exercise of the authority this authority to raise a convertible loan replaces the authority to raise a convertible loan granted the Board at the General Meeting held on
19 MAY 2009 [Authority shall expire at the AGM in 2010 but in any even not later than 15 months from the date of this General
Meeting]; to make necessary changes to the Articles of
Association upon conversion of loans issued pursuant to the
authority

6.
Authorize the Board to increase the share capital by maximum
NOK 60,000,000 in one or more share issues in order to improve the Company's financial flexibility, including in connection with capital expenditures and acquisitions the authority also includes capital increases in connection with mergers and share issues to employees the subscription price and subscription terms shall be decided by the Board in connection with each share issue, taking into consideration the Company's requirements and the shares'
market value at the relevant time shares may be issued for
contribution in form of cash or by transfer of other
assets[contribution in kind] existing shareholder's pre-emptive rights to subscribe for shares may be deviated from by the Board upon exercise of this authorization this authority replaces the authority given on 19 MAY 2009 to issue 49,000,000 shares to ensure that the Company has sufficient financial flexibility with respect to capital expenditure and related working capital
requirements and acq
		Management	For	For

RENGO CO.,LTD.
Security	J64382104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	JP3981400009	Agenda	702001291 - Management
Item	Proposal	Type	Vote	For/Against Management
1	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the other Updated Laws and Regulations	Management	For	For
2.1	Appoint a Director	Management	For	For
2.2	Appoint a Director	Management	For	For
2.3	Appoint a Director	Management	For	For
2.4	Appoint a Director	Management	For	For
2.5	Appoint a Director	Management	For	For
2.6	Appoint a Director	Management	For	For
2.7	Appoint a Director	Management	For	For
2.8	Appoint a Director	Management	For	For
2.9	Appoint a Director	Management	For	For
2.10	Appoint a Director	Management	For	For
2.11	Appoint a Director	Management	For	For
2.12	Appoint a Director	Management	For	For
2.13	Appoint a Director	Management	For	For
2.14	Appoint a Director	Management	For	For
2.15	Appoint a Director	Management	For	For
2.16	Appoint a Director	Management	For	For
3	Appoint a Corporate Auditor	Management	For	For

REPSOL YPF S A
Security	E8471S130	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	14-May-2009
ISIN	ES0173516115	Agenda	701882690 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE A SE-COND CALL ON 14
MAY 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
WILL REMAIN V-ALID FOR ALL CALLS UNLESS THE AGENDA
IS AMENDED. THANK YOU.
Non-Voting

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 548646 DUE TO RECEIPT OF A-DDITIONAL RESOLUTIONS.
ALL VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISR-EGARDED AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
1.
Approve, if appropriate, of the annual financial statements and the
Management report of Repsol YPF, S.A., of the consolidated
annual financial statements and the consolidated Management
report, for the FYE 31 DEC 2008, of the proposal of application of its earnings and of the Management by the Board of Directors during said year
		Management	For	For
2.1	Re-elect Mr. Luis Suarez de Lezo Mantilla as a Director	Management	For	For
2.2	Appoint Mrs. Maria Isabel Gabarro Miquel as a Director	Management	For	For
3.	Appoint the Accounts Auditor of Repsol YPF, S.A. and its Consolidated Group	Management	For	For
4.
Authorize the Board of Directors, with express power of
delegation, for the derivative acquisition of shares of Repsol YPF,
S.A., directly or through controlled Companies, within a period of
18 months from the resolution of the shareholders meeting,
leaving without effect the authorization granted by the Ordinary
General Shareholders Meeting held on 14 MAY 2008
		Management	Abstain	Against
5.
Authorize the Board of Directors to issue debentures, bonds and any other fixed rate securities of analogous nature, simples or exchangeables by issued shares of other Companies, as well as promissory notes and preference shares, and to guarantee the issue of securities by Companies within the Group, leaving without effect, in the portion not used, the eighth resolution of the General
Shareholders' Meeting held on 31 MAY 2005
		Management	Against	Against
6.	Approve the delegation of powers to supplement, develop, execute, rectify and formalize the resolutions adopted by the General Shareholders' Meeting	Management	For	For

RIO TINTO PLC, LONDON
Security	G75754104	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	15-Apr-2009
ISIN	GB0007188757	Agenda	701850946 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the financial statements and the reports of the Directors and Auditors FYE 31 DEC 2008	Management	For	For
2.	Approve the remuneration report	Management	For	For
3.	Elect Mr. Jan Du Plessis as a Director	Management	For	For
4.	Re-elect Sir David Clementi as a Director	Management	For	For
5.	Re-elect Sir Rod Eddington as a Director	Management	For	For
6.	Re-elect Mr. Andrew Gould as a Director	Management	For	For
7.	Re-elect Mr. David Mayhew as a Director	Management	For	For
8.	Re-appoint PricewaterhouseCoopers LLP as Auditors of Rio Tinto Plc and authorize the Audit Committee to determine their remuneration	Management	For	For
9.	Approve the non executive Director's fee	Management	For	For
10.	Authorize to increase the share capital and authority to allot relevant securities under Section 80 of the Companies Act 1985	Management	For	For
S.11	Grant authority to allot relevant securities for cash under Section 89 of the Companies Act 1985	Management	For	For
S.12	Approve the notice period for general meetings other than AGM	Management	For	For
13.	Grant authority to pay scrip dividends	Management	For	For
S.14	Adopt and amend the new Articles of Association of the Company	Management	For	For
	PLEASE NOTE THAT THIS IS AN AGM. THANK YOU	Non-Voting

ROYAL DUTCH SHELL PLC, LONDON
Security	G7690A118	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	19-May-2009
ISIN	GB00B03MM408	Agenda	701911833 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Adopt the annual report and accounts	Management	For	For
2.	Approve the remuneration report	Management	For	For
3.	Appoint Mr. Simon Henry as a Director	Management	For	For
4.	Re-appoint Mr. Lord Kerr of Kinlochard as a Director	Management	For	For
5.	Re-appoint Mr. Wim Kok as a Director	Management	For	For
6.	Re-appoint Mr. Nick Land as a Director	Management	For	For
7.	Re-appoint Mr. Jorma Ollila as a Director	Management	For	For
8.	Re-appoint Mr. Jeroen ven der Veer as a Director	Management	For	For
9.	Re-appoint Mr. Hans Wijers as a Director	Management	For	For
10.	Re-appoint PricewaterhouseCoopers LLP as the Auditors of the Company	Management	For	For
11.	Approve the remuneration of the Auditors	Management	For	For
12.	Grant authority for the issue of equity or equity-linked securities with pre-emptive rights up to aggregate nominal amount of EUR 145 million	Management	For	For
S.13	Grant authority, subject to the previous resolution being passed, for the issue of equity or equity-linked securities without pre- emptive rights up to aggregate nominal amount of EUR 21 million	Management	For	For
S.14	Grant authority to purchase 624 million ordinary shares for Market Purchase	Management	For	For
15.
Authorize the Company and its Subsidiaries to make EU Political
Donations to Political Organizations other than Political Parties up to GBP 200,000 and to incur EU Political Expenditure up to GBP
200,000
		Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF AUDITOR NAME. IF YOU HAV-E ALREADY SENT IN YOUR
VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YOU-DECIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting

SAIPEM SPA, SAN DONATO MILANESE
Security	T82000117	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	24-Apr-2009
ISIN	IT0000068525	Agenda	701861658 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE A SE-COND CALL ON 28
APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
WILL REMAIN V-ALID FOR ALL CALLS UNLESS THE AGENDA
IS AMENDED. PLEASE BE ALSO ADVISED THAT Y-OUR
SHARES WILL BE BLOCKED UNTIL THE QUORUM IS MET OR
THE MEETING IS CANCELLED-. THANK YOU.
Non-Voting
1.	Approve the balance sheet as of 31 DEC 2008, consolidated balance sheet, Directors, Board of Auditors and the Auditing Company reports	Management	For	For
2.	Approve the allocation of profit	Management	For	For
3.	Approve to update the emoluments to Audit Company PricewaterhouseCoopers S.P.A.	Management	For	For

SALZGITTER AG, SALZGITTER
Security	D80900109	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	27-May-2009
ISIN	DE0006202005	Agenda	701919409 - Management
Item	Proposal	Type	Vote	For/Against Management

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 06 MAY 2009, WHEREAS-THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. THI-S IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
GE-RMAN LAW. THANK YOU
Non-Voting
1.
Presentation of the financial statements and annual report for the
2008 FY wit-h the report of the Supervisory Board, the group financial statements and annu-al report, and the report pursuant to
Sections 289[4] and 315[4] of the German-Commercial Code
Non-Voting
2.
Resolution on the appropriation of the distributable profit of EUR
84,150,000 as follows: payment of a dividend of EUR 1.40 per share EUR 14,200 shall be carried forward ex-dividend and
payable date: 28 MAY 2009
		Management	For	For
3.	Ratification of the acts of the board of MDs	Management	For	For
4.	Ratification of the acts of the Supervisory Board	Management	For	For
5.	Appointment of the Auditors for the 2009 FY : PricewaterhouseCoopers AG, Hanover	Management	For	For
6.
Authorization to acquire own shares, the Company shall be
authorized to acquire own shares of up to EUR 16, 161,527.33, at prices not deviating more than 10% from the market price, on or before 26 NOV 2010, the Board of MDs may dispose of the
shares in a manner other than the stock exchange or a rights offering if they are sold at a price not materially below their market price, or use the shares for acquisition purposes, as employee shares or for satisfying option or conversion rights, and retire the shares
		Management	For	For
7.
Authorization to increase the share capital, and the
correspondence Amendment to the Articles of Association, the
Board of MDs shall be authorized, with the consent of the
Supervisory Board, to increase the share capital by up to EUR
80,807,636.65 through the issue of up to 30,048,500 new bearer shares against payment in cash or kind, on or before 26 MAY
2014, shareholders shall be granted subscription rights, except for a capita l increase against payment in kind, for residual amounts, for the granting of such rights to bondholders, for the issue of new shares at a price not materially below their market price, and for the issue of up to 3,004,850 employee shares
		Management	For	For
8.
Authorization to issue warrant, convertible or income bonds, or pro fit-sharing rights, the creation of contingent capital, and the correspondence Amendments to the Articles of Association the
Board of MDs shall be authorized, with the consent of the
Supervisory Board, to issue bonds or profit-sharing rights of up to
EUR 1,000,000, 000, conferring a conversion or option right for new shares of the Company, on or before 26 MAY 2014
		Management	For	For

SANTOS LTD, ADELAIDE SA
Security	Q82869118	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	06-May-2009
ISIN	AU000000STO6	Agenda	701871306 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the financial report for the YE 31 DEC 2008 and the reports of the Dir-ectors and the Auditor	Non-Voting
2.A	Re-elect Mr. Kenneth Charles Borda as a Director, retires by rotation in accordance with Rule 34[c] of the Company's Constitution	Management	For	For
2.B	Re-elect Mr. Roy Alexander Franklin as a Director, retires by rotation in accordance with Rule 34[c] of the Company's Constitution	Management	For	For
3.	Adopt the remuneration report for the YE 31 DEC 2008	Management	For	For
S.4	Amend the Constitution of Santos Limited by deleting the whole of the existing Rule 70 and replacing it with a new Rule 70 in the terms as specified in schedule 1 to the 2009 notice of AGM	Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF ADDITIONAL COMMENT. IF Y-OU HAVE ALREADY SENT
IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
FORM UNLES-S YOU DECIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting

PLEASE NOTE THAT ANY INDIVIDUAL OR RELATED PARTY
TO ANY SPECIFIC VOTE EXCLUSIO-N WHICH HAS OBTAINED
BENEFIT OR DOES EXPECT TO OBTAIN FUTURE BENEFIT
SHOULD NO-T VOTE [OR VOTE 'ABSTAIN'] FOR THE
RELEVANT PROPOSAL ITEMS. THANK YOU.
Non-Voting

SAPPI LTD
Security	S73544108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	02-Mar-2009
ISIN	ZAE000006284	Agenda	701792447 - Management
Item	Proposal	Type	Vote	For/Against Management
O.1	Re-elect the Directors, who retires by rotation, in terms of Sappis Articles of Association	Management	For	For
O.1.1	Re-elect Mr. David Charles Brink as a Director of Sappi Limited, until 31 DEC 2009	Management	For	For
O.1.2	Re-elect Professor Meyer Feldberg as a Director of Sappi Limited, until 31 DEC 2009	Management	For	For
O.1.3	Re-elect Mr. James Edward Healey as a Director of Sappi Limited, until 31 DEC 2009	Management	For	For
O.1.4	Re-elect Mr. Helmut Claus-Jurgen Mamsch as a Director of Sappi Limited, until 31 DEC 2009	Management	For	For
O.2	Re-appoint Deloitte and Touche as the Auditors of Sappi Limited for the YE 30 SEP 2009	Management	For	For
S.1
Approve to reduce the authorized ordinary share capital of the company from ZAR 1,325,000,000 comprising 1,325,000,000
ordinary shares of ZAR 1.00 each to ZAR 725,000,000 comprising
725,000,000 ordinary shares of ZAR 1.00 each, by the
cancellation of 600,000,000 unissued ordinary shares of ZAR 1.00 each, which at the time of passing of this resolution, have not been taken up or agreed to be taken up by any person
		Management	For	For
O.3
Approve to place under the control of the Directors of Sappi, subject to the provision s of the Companies Act 61 of 1973, as amended and the Listings Requirements o f the JSE Limited, a total of 25,000,000 ordinary shares in Sappi Limited [comprising ordinary shares in the authorized but issued share capital of Sappi and or treasury shares owned by one or more subsidiaries of
Sappi from time to time], and to allot and issue or otherwise dispose of all or any of such shares to such person or persons on such terms and conditions and at such times as the Directors of
Sappi may from time to time in their discretion deem fit. It is recorded that the Listing Requirements [Listing Requirements] of the JSE Limited [JSE)] currently require, inter alia, that a
Company may only undertake a general issue for cash or be
generally authorized to use treasury share if; [Authority expires at the earlier of the next AGM of the Company or 15 months from the date of passing of such resolution] such shares do not in any one
FY in
		Management	For	For
O.4	Approve, until otherwise determined by Sappi Limited [Sappi] in general meeting with effect from 01 OCT 2008, to adjust the remuneration of the Non-Executive Directors for their services	Management	For	For
O.5
Authorize any Directors of Sappi Limited to sign all such
documents and do all such things as may be necessary for or
incidental to the implementation of the resolutions passed at the
AGM held on 02 MAR 2008 or any adjournment thereof
		Management	For	For
	Receive and consider the annual financial statements for the YE SEP 2008	Non-Voting

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF NON-NUMBERED AND NON-VOT-ABLE RESOLUTION AND
DUE TO CHANGE IN NUMBERING OF RESOLUTION. IF YOU
HAVE ALRE-ADY SENT IN YOUR VOTES, PLEASE DO NOT
RETURN THIS PROXY FORM UNLESS YOU DECIDE-TO
AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting

SARAS RAFFINERIE SARDE SPA, CAGLIARI
Security	T83058106	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	28-Apr-2009
ISIN	IT0000433307	Agenda	701869666 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT
REACH QUORUM, THERE WILL BE A SE-COND CALL ON 29
APR 2009. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
WILL REMAIN V-ALID FOR ALL CALLS UNLESS THE AGENDA
IS AMENDED. PLEASE BE ALSO ADVISED THAT Y-OUR
SHARES WILL BE BLOCKED UNTIL THE QUORUM IS MET OR
THE MEETING IS CANCELLED-. THANK YOU.
Non-Voting
1.	Approve the financial statement at 31 DEC 2008 consolidated financial statement at 31 DEC 2008 any adjournment thereof, allocation of profits and dividend distribution	Management	For	For
2.	Appoint the Board of Directors, and approve to determine its terms, components and emoluments	Management	For	For
3.	Appoint the Board of Auditors and approve to determine its emoluments	Management	For	For

SEVERSTAL JT STK CO
Security	818150302	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	15-Jun-2009
ISIN	US8181503025	Agenda	701974532 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 568610 DUE TO RECEIPT OF D-IRECTOR NAMES. ALL
VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED-AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting

PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO THIS
RESOLUTION REGARDING THE EL-ECTION OF DIRECTORS.
STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR THIS
MEETING.-PLEASE CONTACT YOUR CLIENT SERVICE
REPRESENTATIVE IF YOU HAVE ANY QUESTIONS.-THANK
YOU.
Non-Voting
1.1	Elect Mr. Mordashov Alexey Alexandrovich as a Board of Director of OAO Severstal	Management	For	For
1.2	Elect Mr. Noskov Mikhail Vyacheslavovich as a Board of Director of OAO Severstal	Management	For	For
1.3	Elect Mr. Kuznetsov Sergei as a Board of Director of OAO Severstal	Management	For	For
1.4	Elect Mr. Kruchinin Anatoly Nikolaevich as a Board of Director of OAO Severstal	Management	For	For
1.5	Elect Mr. Mason Gregory as a Board of Director of OAO Severstal	Management	For	For
1.6	Elect Mr. Christopher Richard Nigel Clark as a Board of Director of OAO Severstal	Management	For	For
1.7	Elect Mr. Rolf Wilhelm Heinrich Stomberg as a Board of Director of OAO Severstal	Management	For	For
1.8	Elect Mr. Martin David Angle as a Board of Director of OAO Severstal	Management	For	For
1.9	Elect Mr. Ronald Michael Freeman as a Board of Director of OAO Severstal	Management	For	For
1.10	Elect Mr. Peter Kraljic as a Board of Director of OAO Severstal	Management	For	For
2.	Approve the annual report, annual accounting statement and profit and loss statement of the Company for 2008 results	Management	For	For
3.	Approve the profits for FY results of 2008 shall not be allocated	Management	For	For
4.1	Elect Mr. Voronchikhin Artem Alexandrovich as the Internal Audit Commission of JSC 'Severstal'	Management	For	For
4.2	Elect Mr. Antonov Roman Ivanovich as the Internal Audit Commission of JSC 'Severstal'	Management	For	For
4.3	Elect Mr. Utyugova Irina Leonidovna as the Internal Audit Commission of JSC 'Severstal'	Management	For	For
5.	Approve the ZAO KPMG as the Auditor of OAO Severstal	Management	For	For
6.	Approve the new edition charter of OAO Severstal	Management	For	For

SINO FST CORP
Security	82934H101	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-May-2009
ISIN	CA82934H1010	Agenda	701937356 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE "IN FAVOR" OR ''ABSTAIN" ONL-Y FOR RESOLUTION NUMBERS 1 AND 2. THANK YOU.	Non-Voting
	To receive the audited consolidated financial statements of the Corporation fo-r the FYE 31 DEC 2008, together with the report of the Auditor thereon	Non-Voting
1.	Elect the Directors of the Corporation as specified	Management	For	For
2.	Appoint Ernst & Young LLP as the Auditor of the Corporation for the ensuing year and authorize the Directors of the Corporation to fix the remuneration to be paid to the Auditor	Management	For	For
3.	Transact any other business	Non-Voting

SOLARWORLD AG, BONN
Security	D7045Y103	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	20-May-2009
ISIN	DE0005108401	Agenda	701888870 - Management
Item	Proposal	Type	Vote	For/Against Management

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 29 APR 2009, WHEREAS-THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. THI-S IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
GE-RMAN LAW. THANK YOU
Non-Voting
1.
Presentation of the financial statements and annual report for the
2008 FY wit-h the report of the Supervisory Board, the Group financial statements and annu-al report, and the report pursuant to
Sections 289(4) and 315(4) of the German-Commercial Code
Non-Voting
2.
Resolution on the appropriation of the distributable profit of EUR
76,864,643.50 as follows: payment of a dividend of EUR 0.15 per share EUR 60,106,643.50 shall be allocated to the revenue
reserves ex-dividend and payable date: 22 MAY 2009
		Management	For	For
3.	Ratification of the Acts of the Board of Managing Directors	Management	For	For
4.	Ratification of the Acts of the Supervisory Board	Management	For	For
5.	Appointment of Auditors for the 2009 FY: BDO Deutsche Warentreuhand AG, Bonn	Management	For	For
6.	Approval of an amendment to the Profit Transfer Agreement with the Company's wholly owned subsidiary Deutsche Cell GmbH	Management	For	For
7.	Approval of an amendment to the Profit Transfer Agreement with the Company's wholly owned subsidiary Solar Factory GmbH	Management	For	For
8.	Approval of an amendment to the Profit Transfer Agreement with the Company's wholly owned subsidiary SolarWorld Innovations GmbH	Management	For	For
9.
Authorization to acquire own shares the Company shall be
authorized to acquire own shares of up to 10% of its share capital, at prices not deviating more than 15% from the market price, on or before 20 NOV 2010, the Board of Managing Directors shall be authorized to retire the shares or to use the shares for acquisition purposes
		Management	For	For
10.
Resolution on the capping of the remuneration for the Board of
Managing Directors no Managing Director shall receive
remuneration in excess of twenty times the average income within the SolarWorld Group of Companies
		Management	For	For

COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS
MEETING. A LINK TO THE COUNTER P-ROPOSAL
INFORMATION IS AVAILABLE IN THE MATERIAL URL
SECTION OF THE APPLICATIO-N. IF YOU WISH TO ACT ON
THESE ITEMS, YOU WILL NEED TO REQUEST A MEETING
ATTEN-D AND VOTE YOUR SHARES AT THE COMPANYS
MEETING.
Non-Voting

STORA ENSO OYJ, HELSINKI
Security	X21349117	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	01-Apr-2009
ISIN	FI0009005961	Agenda	701839839 - Management
Item	Proposal	Type	Vote	For/Against Management

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
	PLEASE NOTE THAT THIS IS AN AGM.	Non-Voting
1.	Opening of the meeting	Non-Voting
2.	Call the meeting to order	Non-Voting
3.	Election of persons to confirm the minutes and to supervise the counting of vo-tes	Non-Voting
4.	Recording the legality of the meeting	Non-Voting
5.	Recording the attendance at the meeting and adoption of the list of votes	Non-Voting
6.	Presentation of the annual accounts, the report of the Board of Directors and-the auditor's report for the year 2008 - CEO's report	Non-Voting
7.	Adopt the annual accounts	Management	For	For
8.
Approve that EUR 0.20 per share, a maximum aggregate of EUR
157,907,699.80, be distributed to the shareholders from the share premium fund of the Parent Company; the distribution shall be paid after the Finnish National Board of Patents and Registration has given its consent to the decrease of the share premium fund which is expected to take place in July 2009 at the earliest
		Management	For	For
9.	Grant discharge to the Members of the Board of Directors and the Chief Executive Officer from liability	Management	For	For
10.	Approve the annual remuneration for the Members of the Board of Directors and Board Committees as specified	Management	For	For
11.	Approve the number of Members of the Board of Directors at 9 Members	Management	For	For
12.
Re-elect Messrs. Gunnar Brock, Claes Dahlback, Dominique
Heriard Dubreuil, Birgitta Kantola, Ilkka Niemi, Juha Rantanen,
Matti Vuoria and Marcus Wallenberg as the Members of the Board
of Directors until the end of the following AGM and elect Mr. Hans
Straberg as a Member of the Board of Directors for the same term of office
		Management	For	For
13.	Approve that the remuneration of the Auditor be paid according to invoice	Management	For	For
14.	Re-elect Deloitte & Touche OY as the Auditor of the Company until the end of the following AGM	Management	For	For
15.	Appoint the Nomination Committee	Management	For	For
16.
Approve to decrease of the share premium fund and the reserve fund of the Parent Company as shown in the balance sheet of the parent Company as per 31 DEC 2008 will be decreased by an
amount of EUR 1,688,145,310.08, and the reserve fund as shown in the balance sheet of the Parent Company as per 31 DEC 2008 by an amount of EUR 353,946,990.12; the decreased amounts
shall be transferred to the invested non-restricted equity fund; the decrease is proposed to be in addition to the decrease proposed under Resolution 8 above; the decrease of the share premium
fund and the reserve fund become effective after the Finnish
National Board of Patents and Registration has given its consent to the decrease
		Management	For	For
17.
PLEASE NOTE THAT THIS IS A SHAREHOLDERS' PROPOSAL:
approve that Stora Enso OYJ shall no longer procure from the
Finnish State Enterprise Metsahallitus, any wood from forest areas in forest Lapland that nature conservation organizations have designated as rare contiguous wilderness areas formed by old-growth forests, bogs and fells
		Shareholder	For	Against
18.	Decision making order	Non-Voting
19.	Closing of the AGM	Non-Voting

SUMITOMO FORESTRY CO.,LTD.
Security	J77454122	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	23-Jun-2009
ISIN	JP3409800004	Agenda	701983149 - Management
Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Retained Earnings	Management	For	For
2	Approve Payment of Bonuses to Directors	Management	For	For
3	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the other Updated Laws and Regulations, Change Business Lines	Management	For	For

SUMITOMO METAL INDUSTRIES,LTD.
Security	J77669133	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	19-Jun-2009
ISIN	JP3402200004	Agenda	701972312 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Amend Articles to :Approve Minor Revisions Related to Dematerialization of Shares and the other Updated Laws and Regulations	Management	For	For
2.1	Appoint a Director	Management	For	For
2.2	Appoint a Director	Management	For	For
2.3	Appoint a Director	Management	For	For
2.4	Appoint a Director	Management	For	For
2.5	Appoint a Director	Management	For	For
2.6	Appoint a Director	Management	For	For
2.7	Appoint a Director	Management	For	For
2.8	Appoint a Director	Management	For	For
2.9	Appoint a Director	Management	For	For
2.10	Appoint a Director	Management	For	For
3.	Appoint a Corporate Auditor	Management	For	For
4.	Approve the Continuation of the Policy toward Large-scale Purchases of the Company Shares	Management	For	For

SUMITOMO METAL MINING CO.,LTD.
Security	J77712123	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Jun-2009
ISIN	JP3402600005	Agenda	701984824 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the Other Updated Laws and Regulations	Management	For	For
2.1	Appoint a Director	Management	For	For
2.2	Appoint a Director	Management	For	For
2.3	Appoint a Director	Management	For	For
2.4	Appoint a Director	Management	For	For
2.5	Appoint a Director	Management	For	For
2.6	Appoint a Director	Management	For	For
2.7	Appoint a Director	Management	For	For
2.8	Appoint a Director	Management	For	For
3.	Appoint a Substitute Corporate Auditor	Management	For	For
4.	Approve Payment of Bonuses to Directors	Management	For	For

SURGUTNEFTEGAZ JSC
Security	868861204	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	27-Jun-2009
ISIN	US8688612048	Agenda	702020924 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the OJSC Surgutneftegas annual report for 2008	Management	For	For
2.	Approve the OJSC Surgutneftegas annual accounting statements, including profit and loss statements for 2008	Management	For	For
3.
Approve the distribution of profit [loss] of the OJSC
Surgutneftegas for 2008, declare a dividend payment for 2008: for a preferred share of OJSC Surgutneftegas 1.326 rubles, for an ordinary share of OJSC Surgutneftegas 0.6 rubles; dividend
payment shall be carried out in accordance with the procedure recommended by the Board of Directors, the date when dividend payment is commenced is 01 JUL 2009, the date when dividend
payment is terminated is 26 AUG 2009
		Management	For	For

PLEASE NOTE THAT CUMULATIVE VOTING APPLIES TO THIS
RESOLUTION REGARDING THE EL-ECTION OF DIRECTORS.
STANDING INSTRUCTIONS HAVE BEEN REMOVED FOR THIS
MEETING.-PLEASE NOTE THAT ONLY A VOTE "FOR" THE
DIRECTOR WILL BE CUMULATED. PLEASE CON-TACT YOUR
CLIENT SERVICE REPRESENTATIVE IF YOU HAVE ANY
QUESTIONS.
Non-Voting
4.1	Elect Ananiev Sergei Alekseevich as a Board of Director	Management	For	For
4.2	Elect Bogdanov Vladimir Leonidovich as a Board of Director	Management	For	For
4.3	Elect Bulanov Alexander Nikolaevich as a Board of Director	Management	For	For
4.4	Elect Gorbunov Igor Nikolaevich as a Board of Director	Management	For	For
4.5	Elect Druchinin Vladislav Egorovich as a Board of Director	Management	For	For
4.6	Elect Egorov Oleg Yurievich as a Board of Director	Management	For	For
4.7	Elect Erokhin Vladimir Petrovich as a Board of Director	Management	For	For
4.8	Elect Matveev Nikolai Ivanovich as a Board of Director	Management	For	For
4.9	Elect Medvedev Nikolai Yakovlevich as a Board of Director	Management	For	For
4.10	Elect Rezyapov Alexander Filippovich as a Board of Director	Management	For	For
5.1	Elect Komarova Valentina Panteleevna as a Member of the Auditing Committee of OJSC Surgutneftegas	Management	For	For
5.2	Elect Oleynik Tamara Fedorovna as a Member of the Auditing Committee of OJSC Surgutneftegas	Management	For	For
5.3	Elect Pozdnyakova Vera Aleksandrovna as a Member of the Auditing Committee of OJSC Surgutneftegas	Management	For	For
6.	Approve the Limited Liability Company "Rosekspertiza" as the Auditor of the OJSC Surgutneftegas	Management	For	For
7.
Approve the transactions which may be conducted in the future between the OJSC "Surgutneftegas" and its affiliated parties in the course of general business activity of OJSC Surgutneftegas,
provided that the above-mentioned transactions comply with the following requirements: the transaction is aimed at performing the types of activities stipulated by the Charter of OJSC
Surgutneftegas and the amount of transaction is within the amount of the transaction the individual executive body of OJSC
Surgutneftegas is entitled to perform in compliance with the
Federal Law "On Joint Stock Companies", this resolution remains valid till the OJSC "Surgutneftegas" AGM meeting for 2009
		Management	For	For

SVENSKA CELLULOSA AKTIEBOLAGET SCA
Security	W90152120	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	02-Apr-2009
ISIN	SE0000112724	Agenda	701826084 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT ABSTAIN IS NOT A VALID VOTE OPTION IN SWEDEN. THANK YOU.	Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.	Opening of the meeting and elect Mr. Sven Urger, attorney at law, as the Chairman of the meeting	Management	For	For
2.	Approve the voting list	Management	For	For
3.	Elect 2 persons to check the minutes	Management	For	For
4.	Approve to determine whether the meeting has been duly convened	Management	For	For
5.	Approve the agenda	Management	For	For
6.	Approve the annual report and the Auditor's report and the consolidated financial statements and the Auditor's report on the consolidated financial statements	Management	For	For
7.	Approve the speeches by the Chairman of the Board of Directors and the President	Management	For	For
8.A	Adopt the income statement and balance sheet and of the consolidated income statement and the consolidated balance sheet	Management	For	For
8.B	Approve the dividend of SEK 3.50 per share and that the record date for the dividend, 07 APR 2009, payment through Euro clear Sweden AB is estimated to be made on 14 APR 2009	Management	For	For
8.C	Grant discharge from personal liability of the Directors and the President	Management	For	For
9.	Approve the number of Directors shall be 8 with no Deputy Directors	Management	For	For
10.
Approve the total of remuneration to the Board of Directors shall amount to SEK 4,600,000 [unchanged], provided that the Board's
Committees consist of the same number of members as last year, each Director elected by the meeting and who is not employed by the Company is to receive SEK 450,000, the Chairman of the
Board of Directors is to receive SEK 1,350,000 Members of the remuneration committee are to receive additional remuneration of
SEK 75,000 and Members of the audit committee are to receive additional remuneration of SEK 100,000, the Chairman of the
audit committee is to receive additional remuneration of SEK
125,000, remuneration to the auditor is to be paid according to the approved invoice
		Management	For	For
11.
Re-elect Messrs. Rolf Borjesson, Soren Gyll, Tom Hedelius, Leif
Johansson, Sverker Martin-Lof, Anders Nyren, Barbara Milian
Thoralfsson and Jan Johansson, whereby Sverker Martin-Lof as
Chairman of the Board of Directors
		Management	For	For
12.	Approve the resolution on the nomination committee for the AGM 2010	Management	For	For
13.	Approve the resolution on guidelines for remuneration of the Senior Management	Management	For	For
14.	Close of the meeting	Management	For	For

TECHNIP (EX-TECHNIP-COFLEXIP), PARIS
Security	F90676101	Meeting Type	MIX
Ticker Symbol		Meeting Date	30-Apr-2009
ISIN	FR0000131708	Agenda	701867472 - Management
Item	Proposal	Type	Vote	For/Against Management

French Resident Shareowners must complete, sign and forward
the Proxy Card dir-ectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions.     The followin-g applies to Non-
Resident Shareowners:   Proxy Cards: Voting instructions will-be
forwarded to the Global Custodians that have become Registered
Intermediar-ies, on the Vote Deadline Date. In capacity as
Registered Intermediary, the Gl-obal Custodian will sign the Proxy
Card and forward to the local custodian. If-you are unsure whether your Global Custodian acts as Registered Intermediary,-please contact your representative
Non-Voting
	PLEASE NOTE IN THE FRENCH MARKET THAT THE ONLY VALID VOTE OPTIONS ARE "FOR" AN-D "AGAINST" A VOTE OF "ABSTAIN" WILL BE TREATED AS AN "AGAINST" VOTE.	Non-Voting
O.1	Receive the report of the Board of Directors and the Auditors' report, the Company's financial statements for the year 2008, as presented, showing income of EUR 250,881,144.87	Management	For	For
O.2
Acknowledge the distributable income of EUR 250,811,144.87
allocated as follows: global dividend: EUR 127,501,704.00, the remaining balance of the retained earnings consequently, the shareholders will receive a net dividend of EUR 1.20 per share, and will entitle to the 40 % deduction provided by the French general tax code. this dividend will be paid on 12 MAY 2009 in the event that the company holds some of its own shares on such
date, the amount of the unpaid dividend on such shares shall be allocated to the retained earnings account as required by law, it is reminded that, for the last three financial years, the dividends paid, were as follows: EUR 1.20 for FY 2007, EUR 2.10 and 1.05 for FY 2006, EUR 0.92 for 2005
		Management	For	For
O.3	Receive the reports of the Board of Directors and of the Auditors, the consolidated financial statements for the said financial year, in the form presented to the meeting	Management	For	For
O.4
Approve the special report of the Auditors on agreements
governed by Articles l.225-38 ET SEQ of the French commercial code, acknowledges the conclusions of this report and the
agreement entered into and the commitments authorized during the 2009 FY referred to therein
		Management	For	For
O.5
Approve the special report of the Auditors on agreements
governed by Articles L225-38 ET SEQ. the French commercial
code, acknowledges the conclusions of this report and approve the agreement entered into during the 2008 FY referred to therein
		Management	For	For
O.6
Approve the special report of the Auditors on agreements
governed by Article l.225-38 ET SEQ. of the French commercial code, acknowledges the conclusions of this report and the
agreement previously entered into and which remained in force in
2008 referred to therein
		Management	For	For
O.7	Approve to renew the appointment of Mr. Jean-Pierre Lamoure as a Director for a 4-year period	Management	For	For
O.8	Approve to renew the appointment Mr. Daniel Lebegue as a Director for a 4-year period	Management	For	For
O.9	Approve to renew the appointment Mr. Bruno Weymuller as a Director for a 4-year period	Management	For	For
O.10	Appoint Mr. Gerard Hauser for a 4-year period	Management	For	For
O.11	Appoint Mr. Marwan Lahoud as a Director for a 4-year period	Management	For	For
O.12	Appoints Mr. Joseph Rinaldi as Director for a 4-year period	Management	For	For
O.13	Approve the shareholders' meeting to resolves toward total annual fees of EUR 440,000.00 to the Board of Directors	Management	For	For
O.14
Authorizes the Board of Directors, one or more occasions, to trade in the Company's shares on the stock market subject to the
conditions described below: maximum purchase price: EUR
60.00, maximum number of shares to be acquired: 10% of the
share capital this authorization is given for an 18-month period the shareholders' meeting delegates all powers to the Board of
Directors to take all necessary measures and accomplish all
necessary formalities this delegation of powers supersedes any and all earlier delegations to the same effect and the one granted by the ordinary shareholders' meeting of  06 MAY2008 in its
resolution 7
		Management	For	For
E.15
Authorize the Board of Directors to increase the capital, on one or more occasions, in France or abroad, by a maximum amount of
EUR 37,500,000.00, by issuance, with preferred subscription
rights maintained of shares or any securities giving access to the share capital the shareholders' meeting also delegates to the
Board of Directors the necessary powers to issue securities giving right to the allocation of debt securities the overall amount of debt securities giving access to the share capital or giving right to the allocation of debt securities which may be issued shall not exceed
EUR 2,500,000,000.00 this authorization is granted for a 26-
month period the shareholders' meeting delegates all powers to the board of directors to take all necessary measures and
accomplish all necessary formalities this delegation supersedes the delegation granted by the extraordinary shareholders' meeting of 27 APR 2007 in its resolution  20
		Management	For	For
E.16
Authorize the Board of Directors to increase the capital, on one or more occasions, in France or abroad, by a maximum amount of
EUR 12,000,000.00, by issuance by way of a public offering or an offer governed by paragraph ii of Article l. 411-2 of the monetary and financial code, with cancellation of the preferred subscription rights of shares or any securities giving access to the share capital this amount shall count against the ceiling of EUR 37,500,000.00 set forth in resolution 15 the shareholders' meeting also delegates to the Board of Directors the necessary powers to issue securities giving right to the allocation of debt securities the overall amount of debt securities giving access to the share capital or giving right to the allocation of debt securities which may be issued shall not exceed EUR 2,5500,000,000.00 this amount shall count against the ceiling of EUR 2,500,000,000.00 set forth in resolution 15 the securities may be issued in consideration for securities tendered in a public exchange offer
		Management	For	For
E.17
Authorizes the Board of Directors to increase the share capital, on one or more occasions, in favour of employees of French or
foreign companies and related companies who are members of a company savings plant his delegations given for a 26-month
period and for a nominal amount that shall not exceed 2 per cent of the share capital the amount of the capital increases which may be carried out by the virtue of the present delegation shall count against the ceiling of EUR 37,500,000.00 set forth in resolution 15 the shareholders' meeting delegates all powers to the Board of
Directors to take all necessary measures and accomplish shall necessary formalities the shareholders' meeting delegates to the
Board of Directors all powers to charge the share issuance costs against the related premiums and deduct from the premiums the amounts necessary to raise the legal reserve to one tenth of the new capital after each increase this delegation supersedes the delegation granted by the extraordinary shareholders' meeting of

		Management	For	For
E.18
Authorizes the Board of Directors to grant, for free, on one or more occasions, existing shares, in favour of the employees of the
Company technip, and employees and corporate officers of
related companies; they may not represent more than 1% of the share capital the present delegation is given for a 24-month period the shareholders' meeting delegates all powers to the Board of
Directors to take all necessary measures and accomplish all
necessary formalities this authorization of powers supersedes any and all earlier authorizations to the same effect
		Management	For	For
E.19
Adopt the resolution 18 of the present meeting, the shareholders'
meeting authorizes the Board of Directors to grant, for free, on one or more occasions, existing shares, in favour of the Board of
Directors' chairman and the general manager of the Company,
corporate officer of the company. they may not represent more than 0.03% of the share capital the present delegation is given for a 24-month period the shareholders' meeting delegates all powers to the Board of Directors to take all necessary measures and accomplish all necessary formalities this authorization supersedes any and all earlier authorizations  to the same effect
		Management	For	For
E.20
Authorize the Board of Directors to grant, in one or more
transactions, to the employees and corporate officers of the company and related companies, options giving the right either to subscribe for new shares in the company to be issued through a share capital increase, or to purchase existing shares purchased by the Company, it being provided that the options shall not give rights to a total number of shares which shall exceed 1% of the share capital the present authorization is granted for a 24-month period the shareholders' meeting delegates all powers to the
Board of Directors to take all necessary measures and accomplish all necessary formalities
		Management	For	For
E.21
Adopt the resolution 20 of the present meeting, authorize the
Board of Directors to grant, in one or more transactions, to the chairman of the Board of Directors and, or the general manager, corporate officer of the Company, options giving the right either to subscribe for new shares in the Company to be issued through a share capital increase, or to purchase existing shares purchased by the Company it being provided that the options shall not give rights to a total number of shares, which shall exceed 0.10 % of the capital the present authorization is granted for a 24-month period; it supersedes any and all earlier delegations to the same effect the shareholders' meeting delegates all powers to the board of directors to take all necessary measures and accomplish all necessary formalities
		Management	For	For
O.22	Grants full powers to the bearer of an original, a copy or extract of the minutes of this meeting to carry out all filings publications and other formalities prescribed by law	Management	For	For

TOTAL SA, COURBEVOIE
Security	F92124100	Meeting Type	MIX
Ticker Symbol		Meeting Date	15-May-2009
ISIN	FR0000120271	Agenda	701919194 - Management
Item	Proposal	Type	Vote	For/Against Management

French Resident Shareowners must complete, sign and forward
the Proxy Card dir-ectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions.     The followin-g applies to Non-
Resident Shareowners:   Proxy Cards: Voting instructions will-be
forwarded to the Global Custodians that have become Registered
Intermediar-ies, on the Vote Deadline Date. In capacity as
Registered Intermediary, the Gl-obal Custodian will sign the Proxy
Card and forward to the local custodian. If-you are unsure whether your Global Custodian acts as Registered Intermediary,-please contact your representative
Non-Voting
	PLEASE NOTE IN THE FRENCH MARKET THAT THE ONLY VALID VOTE OPTIONS ARE "FOR" AN-D "AGAINST" A VOTE OF "ABSTAIN" WILL BE TREATED AS AN "AGAINST" VOTE.	Non-Voting

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 519433 DUE TO ADDITION OF-RESOLUTIONS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AN-D YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
O.1	Approve the financial statements and statutory reports	Management	For	For
O.2	Approve the consolidated financial statements and statutory reports	Management	For	For
O.3	Approve the allocation of income and dividends of EUR 2.28 per share	Management	For	For
O.4	Approve the Special Auditors' report presenting ongoing related party transactions	Management	For	For
O.5	Approve transaction with Mr. Thierry Desmarest	Management	For	For
O.6	Approve transaction with Mr. Christophe De Margerie	Management	For	For
O.7	Authorize to repurchase of up to 10% of issued share capital	Management	For	For
O.8	Re-elect Ms. Anne Lauvergeon as a Director	Management	For	For
O.9	Re-elect Mr. Daniel Bouton as a Director	Management	For	For
O.10	Re-elect Mr. Bertrand Collomb as a Director	Management	For	For
O.11	Re-elect Mr. Christophe De Margerie as a Director	Management	For	For
O.12	Re-elect Mr. Michel Pebereau as a Director	Management	For	For
O.13	Elect Mr. Patrick Artus as a Director	Management	For	For
E.14	Amend the Article 12 of the Bylaws regarding age limit for the Chairman	Management	For	For
A.	Approve the statutory modification to advertise individual allocations of stock options and free shares as provided by law	Management	For	For
B.	Approve the statutory modification relating to a new procedure for appointing the employee shareholder in order to enhance its representativeness and independence	Management	For	For
C.	Grant authority to freely allocate the Company's shares to all the employees of the group	Management	For	For

TRANSALTA CORP
Security	89346D107	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	30-Apr-2009
ISIN	CA89346D1078	Agenda	701848737 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.	Non-Voting
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'ABSTAIN' FOR-RESOLUTIONS "1.1 TO 1.11 AND 2". THANK YOU.	Non-Voting
	Receiving the audited consolidated financial statements of the Company for the-YE 31 DEC 2008 and the Auditors' report thereon	Non-Voting
1.1	Elect Mr. W. D. Anderson as a Director for the ensuing year	Management	For	For
1.2	Elect Mr. S.J. Baum as a Director for the ensuing year	Management	For	For
1.3	Elect Mr. S.J. Bright as a Director for the ensuing year	Management	For	For
1.4	Elect Mr. T.W. Faithfull as a Director for the ensuing year	Management	For	For
1.5	Elect Mr. G.D. Giffin as a Director for the ensuing year	Management	For	For
1.6	Elect Mr. C.K. Jespersen as a Director for the ensuing year	Management	For	For
1.7	Elect Mr. M.M. Kanovsky as a Director for the ensuing year	Management	For	For
1.8	Elect Mr. D.S. Kaufman as a Director for the ensuing year	Management	For	For
1.9	Elect Mr. G.S. Lackenbauer as a Director for the ensuing year	Management	For	For
1.10	Elect Mr. M.C. Piper as a Director for the ensuing year	Management	For	For
1.11	Elect Mr. S.G. Snyder as a Director for the ensuing year	Management	For	For
2.	Appoint Ernst & Young LLP as the Auditors and authorize the Directors to fix their remuneration	Management	For	For
	Other matters	Non-Voting

TULLOW OIL PLC
Security	G91235104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	12-May-2009
ISIN	GB0001500809	Agenda	701896283 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the Company's annual accounts for the FYE 31 DEC 2008 and the associated reports of the Directors and the Auditors	Management	For	For
2.	Declare a final dividend of 4.0p per ordinary share for the FYE 31 DEC 2008	Management	For	For
3.	Receive and approve the Directors' remuneration report for the FYE 31 DEC 2008	Management	For	For
4.	Elect Mr. Ann Grant as a Director	Management	For	For
5.	Elect Mr. Ian Springett as a Director	Management	For	For
6.	Re-elect Mr. Paul McDade as a Director	Management	For	For
7.	Re-elect Mr. Patrick Plunkett as a Director	Management	For	For
8.	Re-appoint Deloitte LLP as the Auditors of the Company until the conclusion of the next AGM of the Company and authorize the Directors of the Company to determine their remuneration	Management	For	For
9.
Approve to increase the authorized share capital of the Company from GBP 100,000,000 to GBP 110,000,000 by the creation of an additional 100,000,000 ordinary shares of 10p each having the rights attached to the ordinary shares of 10p each set out in the
Articles of Association of the Company and ranking pari passu in all respects with the existing ordinary shares of 10p each in the capital of the Company
		Management	For	For
10.
Authorize the Directors, in substitution for any existing authority, for the purpose of Section 80 of the Companies Act 1985 [the Act], to allot relevant securities [within the meaning of that Section] up to an aggregate nominal amount of GBP 26,693,653; [Authority expires the earlier at the conclusion of the next AGM in 2010 or on
30 JUN 2010]; and the Directors may allot relevant securities after the expiry of this authority in pursuance of such an offer or agreement notwithstanding that the authority conferred by this resolution has expired
		Management	For	For
S.11
Authorize the Directors, subject to the passing of the Resolution
10, pursuant to Section 95 of the Companies Act 1985 [as
amended] [the Act], in substitution for any existing power under
Section 95 of the Act, but without prejudice to the exercise of any such power prior to the date hereof, to allot equity securities
[Section 94(2) to Section 94(3A) of the Act] for cash, pursuant to the authority under the Section 80 of the Act conferred on the
Directors by Resolution 10, disapplying the statutory pre-emption rights [Section 89(1) of the Act], provided that this power shall be limited to the allotment of equity securities: a) in connection with or pursuant to a rights issue, open offer or any other offer or issue of such securities in favor of ordinary shareholders; b) up to an aggregate nominal amount of GBP 4,004,047; [Authority expires the earlier at the conclusion of the next AGM in 2010 or on 30
		Management	For	For

JUN 2010]; and the Directors may allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry; this power applies to in relation to sale of shares which is an allotment of equity securities by virtue of
Section 94(3A) of the Act as if in this resolution the words
'pursuant to the authority under Section 80 of the Act conferred on the Directors by Resolution 10 were omitted

S.12
Authorize the Company to hold general meetings [other than an annual general meetings] on no less than 14 Clear Days notice;
and [Authority expires at the conclusion of the AGM of the
Company held in 2010 or 30 JUN 2010]
		Management	For	For
S.13
Amend, with effect from 12.01 a.m. on 01 OCT 2009: the Articles of Association of the Company by deleting all of the provisions of the Company's Memorandum of Association which, by virtue of
Section 28 of the Companies Act 2006, are to be treated as part of the Company's Articles of Association; the Articles of Association
of the Company by deleting all provisions referred to in Paragraph
42 of Schedule 2 of the Companies Act 2006 [Commencement
No.8 Transitional Provisions and Savings] Order 2008 [Statutory
Instrument 2008 No.2860]; and the Articles of Association of the
Company produced at the meeting, market 'A' and initialed by the
Chairman of the purposes of identification, be adopted as the
Articles of Association of the Company in substitution for, and to the exclusion of the Articles of Association of the Company
existing at that date
		Management	For	For

TURKIYE PETROL RAFINERILERI A S
Security	M8966X108	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	27-Mar-2009
ISIN	TRATUPRS91E8	Agenda	701803555 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Opening and elect the Presiding Committee of the general assembly meeting AGM	Management	For	For
2.
Approve, the reading and deliberations on the Board of Directors report, Auditors report and the Independent Audit report of the
Independent External Audit Company Basaran Nas Bagimsiz
Denetim Ve Ser Best Muhasebeci Mali Musavirlik A.S a Member
of PricewaterhouseCoopers, on the activities and accounts of the year 2008; the Board of Directors proposal about the balance sheet and the income statement of the year 2008; after
modification or rejection of the dividend distribution
		Management	For	For
3.	Approve the changes in the Membership of the Board of Directors in the year 2008, in accordance with Turkish Commercial Law, Article 315	Management	For	For
4.	Grant discharge from liability of the Members of the Board of Directors and the Auditors in respect of the duties performed during the year 2008	Management	For	For
5.	Approve the replacement or re-elect the Board of Directors Members whose term of office has expired	Management	For	For
6.	Approve the replacement or re-elect the Auditors whose term of office has expired	Management	For	For
7.	Approve the determination of the monthly gross compensation of the Chairman, Members of the Board and the Auditors	Management	For	For
8.	Approve, the modification or refuse the year 2008 profit distribution and dividend date proposal of the Board of Directors	Management	For	For
9.	Approve to inform our shareholders about the Company dividend policy in accordance with the principles of Corporate Governance	Management	For	For
10.
Authorize the Board of Directors, within the frame of the Article 38 of the Articles of Association, about the advance payment of the dividend distribution, the capital market Law Article15 and
regarding of the relevant regulation
		Management	For	For
11.
Approve the presentation of information to the general assembly about the donations and the support provided by our Company to foundations and associations in 2008 with the purpose of social responsibility
		Management	For	For
12.
Approve, the Independent Audit Firm selected by the Board of
Directors for the Auditing of our Company's activities and
accounts in the year 2009, on proposal of the Auditing Committee, in accordance with the regulations concerning Independent
Auditing in the capital market
		Management	For	For
13.	Approve within the frame of the Capital Markets Board, Communique IV, No 41, to inform about transactions with the related parties	Management	For	For
14.	Approve, having the required permission from the Ministry of Industry and trade, the changes of the text which is related to the Articles 10 and 26, in the Articles of Association	Management	For	For
15.
Authorize the Board of Members, in accordance with the
Commercial Law Article 334 and 335, to perform business
activities within the fields of activity of the Company by himself or on the behalf of others and to be a partner in any Company
performing similar activities and to make other transactions
		Management	For	For
16.	Authorize the Presiding Committee to sign the meeting minutes of the general assembly	Management	For	For
17.	Requests	Management	For	For

VEOLIA ENVIRONNEMENT, PARIS
Security	F9686M107	Meeting Type	MIX
Ticker Symbol		Meeting Date	07-May-2009
ISIN	FR0000124141	Agenda	701920565 - Management
Item	Proposal	Type	Vote	For/Against Management

"French Resident Shareowners must complete, sign and forward the Proxy Card di-rectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions.     The followi-ng applies to Non-
Resident Shareowners:   Proxy Cards: Voting instructions wil-l be
forwarded to the Global Custodians that have become Registered
Intermedia-ries, on the Vote Deadline Date. In capacity as
Registered Intermediary, the G-lobal Custodian will sign the Proxy
Card and forward to the local custodian. I-f you are unsure
whether your Global Custodian acts as Registered Intermediary-, please contact your representative"
Non-Voting
	PLEASE NOTE IN THE FRENCH MARKET THAT THE ONLY VALID VOTE OPTIONS ARE "FOR" AN-D "AGAINST" A VOTE OF "ABSTAIN" WILL BE TREATED AS AN "AGAINST" VOTE.	Non-Voting

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 551498 DUE TO ADDITION OF-RESOLUTIONS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AN-D YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
O.1	Approve the reports and the unconsolidated accounts for the 2008 FY	Management	For	For
O.2	Approve the consolidated accounts for the 2008 FY	Management	For	For
O.3	Approve the charges and expenses referred to in Article 39-4 of the General Tax Code	Management	For	For
O.4	Approve the Distribution of profits and the dividend payment date	Management	For	For
O.5	Approve the option for the dividend payment in shares	Management	For	For
O.6	Approve the regulated agreements and commitments [excluding modification of a commitment concluded in favor of a corporate officer]	Management	For	For
O.7	Approve the regulated agreement and commitment [modification of a commitment concluded in favor of a Corporate officer]	Management	For	For
O.8	Approve the renewal of a Board Member's mandate	Management	For	For
O.9	Approve the renewal of a Board Member's mandate	Management	For	For
O.10	Approve the renewal of a Board Member's mandate	Management	For	For
O.11	Approve the renewal of a Board Member's mandate	Management	For	For
O.12	Approve the renewal of a Board Member's mandate	Management	For	For
O.13	Approve the renewal of a Board Member's mandate	Management	For	For
O.14	Approve the renewal of a Board Member's mandate	Management	For	For
O.15	Authorize the Board of Directors to operate on the Company's shares	Management	For	For
E.16
Authorize the Board of Directors in order to decide a share capital increase by issuance, without preferential subscription right of shares and/or securities giving access to the Company's capital and/or the issuance of securities giving right to the allocation of debt securities by an offer referred to in Article L. 411-2, II of the
Monetary and Financial Code [as amended by the Ordinance
No.2009-80 on 22 JAN 2009]
		Management	For	For
E.17
Authorize the Board of Directors in order to decide a share capital increase by issuance of shares or securities giving access to the capital reserved for a Savings Plans' members with cancellation of preferential subscription rights, for their benefit
		Management	For	For
E.18
Authorize the Board of Directors in order to decide, during a public offer period, the issuance of warrants to subscribe on preferential terms, to the Company's shares, including their free allocation for the Company's shareholders
		Management	For	For
E.19	Approve the reduction of the Board Members' mandate duration and modification of the Statutes	Management	For	For
OE.20	Grant Powers for formalities	Management	For	For
O.21	Appoint the Board Member	Management	For	For
O.22	Approve the Attendances allowances for the Board Members	Management	For	For

VESTAS WIND SYSTEMS A/S, RANDERS
Security	K9773J128	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Mar-2009
ISIN	DK0010268606	Agenda	701845680 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE "IN FAVOR" OR ''ABSTAIN" ONL-Y FOR RESOLUTION 4.A TO 5.B. THANK YOU.	Non-Voting

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 540553 DUE TO SPLITTING OF-DIRECTORS NAMES. ALL
VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARD-ED AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting
1.	Receive the report from Board of Directors on the Company's activities during-the past year	Non-Voting
2.	Approve the presentation of the annual report and resolution to adopt the annual report	Management	For	For
3.	Approve the resolution on the distribution of the profit or covering of loss according to the approved annual report, the Board of Directors proposes that no dividend be paid out for 2008	Management	For	For
4.a	Re-elect Mr. Bent Erik Carlsen as the Members of the Board of Directors	Management	For	For
4.b	Re-elect Mr. Torsten Erik Rasmussen as the Members of the Board of Directors	Management	For	For
4.c	Re-elect Mr. Freddy Frandsen as the Members of the Board of Directors	Management	For	For
4.d	Re-elect Mr. Jorgen Huno Rasmussen as the Members of the Board of Directors	Management	For	For
4.e	Re-elect Mr. Jorn Ankaer Thomsen as the Members of the Board of Directors	Management	For	For
4.f	Re-elect Mr. Kurt Anker Nielsen as the Members of the Board of Directors	Management	For	For
4.g	Elect Mr. Hakan Eriksson as the Members of the Board of Directors	Management	For	For
4.h	Elect Mr. Ola Rollen as the Members of the Board of Directors	Management	For	For
5.a	Re-appoint PricewaterhouseCoopers, Statsautoriseret Revisionsaktieselskab as the Auditors of the Company	Management	For	For
5.b	Re-appoint KPMG Statsautiroseret Revisionspartnerselskab as the Auditors of the Company	Management	For	For
6.a
Approve the overall guidelines for incentive pay for the Members of the Executive Management of Vestas Wind Systems A/S laid
down by the Board of Directors; if the guidelines are approved by the AGM, the following new Article 13 will be included in the
Companys Articles of Association
		Management	For	For
6.b
Authorize the Company to acquire treasury shares in the period up until the next AGM up to a total nominal value of 10% of the value of the Company's share capital at the time in question, cf.,
Article 48 of the Danish Public Companies Act, the payment for the shares must not deviate more 10% from the closing price
quoted at the NASDAQ OMX Copenhagen at time of acquisition
		Management	For	For
	Any other business	Non-Voting

VITERRA INC
Security	92849T108	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	11-Mar-2009
ISIN	CA92849T1084	Agenda	701814611 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.	Non-Voting
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'ABSTAIN' FOR-BELOW RESOLUTIONS. THANK YOU.	Non-Voting
1.1	Elect Mr. Thomas Birks as a Director	Management	For	For
1.2	Elect Mr. Vic Bruce as a Director	Management	For	For
1.3	Elect Mr. Thomas Chambers as a Director	Management	For	For
1.4	Elect Mr. Dallas Howe as a Director	Management	For	For
1.5	Elect Mr. Harold Milavsky as a Director	Management	For	For
1.6	Elect Mr. Herb Pinder, JR. as a Director	Management	For	For
1.7	Elect Mr. Mayo Schmidt as a Director	Management	For	For
1.8	Elect Mr. Larry Ruud as a Director	Management	For	For
1.9	Elect Ms. Bonnie Dupont as a Director	Management	For	For
1.10	Elect Mr. Tim Hearn as a Director	Management	For	For
2.	Appoint Deloitte & Touche LLP as the Auditors of the Corporation for the ensuing year and authorize the Directors to fix their remuneration	Management	For	For
	Receive the annual report and the consolidated financial statements of the Com-pany for the YE 31 OCT 2008, together with the report of the Auditors thereon	Non-Voting
	Other business	Non-Voting

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF NON-NUMBERED AND NON-VOT-ABLE RESOLUTIONS. IF
YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
NOT RETURN-THIS PROXY FORM UNLESS YOU DECIDE TO
AMEND YOUR ORIGINAL INSTRUCTIONS. THANK-YOU.
Non-Voting

WILMAR INTERNATIONAL LTD
Security	Y9586L109	Meeting Type
Ticker Symbol	Meeting Date
ISIN	SG1T56930848	Agenda
Item	Proposal
1.	Receive and adopt the audited accounts for the YE 31 DEC 2008 and the reports of the Directors and Auditors thereon
2.	Approve the payment of a final tax exempt [one-tier] dividend of SGD 0.045 per ordinary share for the YE 31 DEC 2008
3.	Approve the payment of Directors' fees of SGD 360,000 for the YE 31 DEC 2008 [2006: SGD 150,000]
4.	Re-elect Mr. Kuok Khoon Hong as a Director
5.	Re-elect Mr. Yeo Teng Yang as a Director who retires under Article 104
6.	Re-elect Mr. Tay Kah Chye as a Director who retires under Article 104
7.	Re-elect Mr. Kwah Thiam Hock as a Director who retires under Article 104
8.	Re-elect Mr. Kuok Khoon Ho as a Director who retires under Article 108
9.	Re-appoint Ernst & Young as the Auditors of the Company and authorize the Directors to fix their remuneration
10.
Approve, for the renewal of the mandate for the purposes of
Chapter 9 of the Listing Manual of Singapore Exchange Securities
Trading Limited, for the Company, its subsidiaries and associated
Companies [within the meaning of the said Chapter 9] or any of them to enter into transactions falling within the categories of
Interested Person Transactions as set out in the Company's
Addendum to Shareholders dated 02 APR 2009 [being an
addendum to the Annual Report of the Company for the FYE 31
DEC 2008 [the Addendum], with any party who is of the class or classes of interested persons described in the Addendum,
provided that such transactions are carried out on normal
commercial terms and will not be prejudicial to the interests of the
Company and its minority shareholders and are in accordance
with the procedures as set out in the Addendum [the IPT
Mandate]; [authority expires until the next AGM of the Company is held or is required by law to be held]; and authorize the Directors of the Company and/or to do all such

11.
Authorize the Directors of the Company, pursuant to Section 161 of the Companies Act, Chapter 50, and the listing rules of the
Singapore Exchange Securities Trading Limited [the ''SGX-ST'']
(including any supplemental measures thereto from time to
time),to: issue shares in the capital of the Company whether by way of rights, bonus or otherwise; make or grant offers,
agreements or options [collectively, Instruments] that might or would require shares to be issued or other transferable rights to subscribe for or purchase shares including but not limited to the creation and issue of warrants, debentures or other instruments convertible into shares; and issue additional Instruments arising from adjustments made to the number of Instruments previously issued, while the authority conferred by shareholders was in force, in accordance with the terms of issue of such Instruments,
[notwithstanding that such authority conferred by shareholders may have ceased to be in force]; at any time and upon such terms and conditions and for such purposes and to such persons as the
Directors may in their absolute discretion deem fit; and
[notwithstanding the authority conferred by the shareholders may have ceased to be in force] issue shares in pursuance of any
Instrument made or granted by the Directors while the authority was in force or any additional Instrument referred to in [a][iii]
above provided always that the aggregate number of shares to be issued pursuant to this resolution [including shares to be issued in pursuance of Instruments made or granted pursuant to this
resolution] does not exceed 50% of the issued shares [excluding treasury shares] in the capital of the Company, of which the aggregate numb

12.
Authorize the Directors of the Company to offer and grant options from time to time in accordance with the provisions of the Wilmar
Executives' Share Option Scheme [the ''Option Scheme''] and,
pursuant to Section 161 of the Companies Act, Chapter 50, to allot and issue from time to time such number of shares in the capital of the Company as may be required to be issued pursuant to the exercise of options granted [while the authority conferred by this resolution is in force] under the Option Scheme, notwithstanding that the authority conferred by this resolution may have ceased to be in force, provided that the aggregate number of shares to be issued pursuant to the Option Scheme and all other share-based incentive schemes of the Company [if any] shall not exceed 15%
of the total number of issued shares [excluding treasury shares] of the capital of the Company from time to time, as determined in accordance with the provisions of the Option Scheme

13.
Authorize the Directors of the Company, subject to the provisions of the Listing Manual of the Singapore Exchange Securities
Trading Limited [ the "SGX-ST"] [including the supplemental
measures thereto from time to time] to- (i) undertake placements of new shares on a pro rata basis priced at a discount exceeding
10% but not more than 20% to the weighted average price for
trades done on the SGX-ST for the full market day on which the placement or subscription agreement is signed, or based on the trades done on the preceding market day up to the time the
placement agreement is signed in the event that the trading in the
Company's shares is not available for a full market day; [Authority expires whichever is earlier at the conclusion of the next AGM or the date by which the next AGM of the Company or 31 DEC 2010]

WILMAR INTERNATIONAL LTD
Security	Y9586L109	Meeting Type
Ticker Symbol	Meeting Date
ISIN	SG1T56930848	Agenda
Item	Proposal
S.1	Amend, clause in the Memorandum of Association of the Company in the manner and to the extent as specified
S.2
Adopt, regulations of the Company contained in the new Articles of Association of the Company as specified and submitted to this
Meeting be approved and adopted as the Articles of Association of the Company in substitution for, and to the exclusion of, the existing Articles of Association of the Company

WILMAR INTERNATIONAL LTD
Security	Y9586L109	Meeting Type
Ticker Symbol	Meeting Date
ISIN	SG1T56930848	Agenda
Item	Proposal
1.
Adopt the Wilmar Executives Share Option Scheme 2009 the
rules as specified, authorize the Directors of the Company to establish and administer the Option Scheme; to modify and/or amend the option scheme from time to time provided that such modifications and/or amendments are effected in accordance with the provisions of the option Scheme and to do all such acts and to enter into all such transactions, arrangements and agreements as may be necessary or expedient in order to give full effect to the option scheme; and to offer and grant option(s) in accordance with the rules of the Option Scheme and to allot and issue from time to time such number of shares in the capital of the Company as may be required to be issued pursuant to the exercise of the option(s)
under the option scheme

2.
Authorize the Directors of the Company, subject to and contingent upon the passing of ordinary resolution 1, to offer and grant option(s) in accordance with the rules of the option scheme with exercise prices set at a discount to the Market Price, provided that such discount does not exceed the relevant limits set by
Singapore Exchange Securities Trading Limited

3.	Approve, subject to and contingent upon the passing of ordinary resolution 1, the participation of Mr. Kuok Khoon Hong, a controlling shareholder of the Company, in the Option Scheme
4.	Approve, subject to and contingent upon the passing of ordinary resolution 1, the participation of Mr. Martua Sitorus, a controlling shareholder of the Company, in the option scheme
5.
Approve, subject to and contingent upon the passing of ordinary resolutions 1, 2 and 3 to offer and grant to Mr. Kuok Khoon Hong, a controlling shareholder of the Company, of option(s) pursuant to and in accordance with the rules of the Option Scheme on the following terms as specified; and authorize the Directors to allot and issue shares upon the exercise of such option; proposed date of grant of option: any time within a period of 4 weeks from the date of the EGM; number of shares comprised in the proposed
option: 1,000,000 shares subject to rule 6 of the option scheme;
exercise price per share: market price; exercise period:
exercisable at any time after the first anniversary of the date of grant and up to the 5th anniversary of the date of grant

6.
Approve, subject to and contingent upon the passing of ordinary resolutions 1, 2 and 4 the proposed offer and grant to Mr. Martua
Sitorus, a controlling shareholder of the Company, of option pursuant to and in accordance with the rules of the option scheme as specified; and the authorize the Directors to allot and issue
Shares upon the exercise of such option; proposed date of grant of option: any time within a period of 4 weeks from the date of the
EGM; number of shares comprised in the proposed option:
800,000 shares subject to rule 6 of the option scheme; exercise price per share: market price; exercise period: exercisable at any time after the 1st anniversary of the date of grant and up to the 5th anniversary of the date of grant
		Management	For	For

WILMAR INTERNATIONAL LTD
Security	Y9586L109	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	29-Apr-2009
ISIN	SG1T56930848	Agenda	701879011 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Authorize the Share Purchase Committee, for the purposes of
Sections 76C and 76E of the Companies Act, Chapter 50 of
Singapore [the Act], to purchase or otherwise acquire issued ordinary shares of the Company [the Shares] not exceeding in aggregate the prescribed limit [means 10% of the total number of issued Shares excluding Treasury Shares as at the date of the passing of this Ordinary Resolution], at such price or prices as may be determined by the Share Purchase Committee from time
to time up to the Maximum Price [in relation to a Share to be purchased, means an amount [excluding brokerage, stamp duties, commission, applicable goods and services tax and other related expenses] not exceeding: [i] in the case of an On-Market Share
Purchase, 105% of the Average Closing Price; and in the case of an Off-Market Share Purchase, 120% of the Average Closing
Price [the average of the closing market prices of a Share over the last 5 Market Days [Market Day being a day on which the SGX-ST is open for securities tradi
		Management	For	For

WOODSIDE PETROLEUM LTD
Security	980228100	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	01-May-2009
ISIN	AU000000WPL2	Agenda	701855782 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	To receive and consider the financial report of the Company and the reports of-the Directors and Auditor for the YE 31 DEC 2008	Non-Voting
2.a	Re-elect Mr. Michael Alfred Chaney as a Director	Management	For	For
2.b	Re-elect Mr. Erich Fraunschiel as a Director	Management	For	For
2.c	Re-elect Dr. Pierre Jean-Marie Henri Jungels as a Director	Management	For	For
2.d	Re-elect Mr. David Ian McEvoy as a Director	Management	For	For
2.e	Re-elect Ms. Melinda Ann Cilento as a Director	Management	For	For
2.f	Re-elect Mr. Ian Robertson as a Director	Management	For	For
3.	Adopt the remuneration report for the YE 31 DEC 2008	Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF ADDITIONAL COMMENT. IF Y-OU HAVE ALREADY SENT
IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
FORM UNLES-S YOU DECIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting

PLEASE NOTE THAT ANY INDIVIDUAL OR RELATED PARTY
TO ANY SPECIFIC VOTE EXCLUSIO-N WHICH HAS OBTAINED
BENEFIT OR DOES EXPECT TO OBTAIN FUTURE BENEFIT
SHOULD NO-T VOTE [OR VOTE 'ABSTAIN'] FOR THE
RELEVANT PROPOSAL ITEMS. THANK YOU.
Non-Voting

XSTRATA PLC
Security	G9826T102	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	02-Mar-2009
ISIN	GB0031411001	Agenda	701809785 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Approve, subject to Resolutions 2, 3 and 4 being passed, the following transaction [which is a related party transaction for the purposes of the Listing Rules of the Financial Services Authority]
a] the acquisition by the Xstrata Group as specified of the Prodeco
Business as specified on the terms, and subject to the conditions of the Acquisition Agreement as specified and b] the granting by
Xstrata [Schweiz] AG of the Call option as specified to Glencore as specified to repurchase the Prodeco Business and the disposal by the Xstrata Group of the Prodeco Business to Glencore if and
when the call option is exercised, in each case on the terms and subject to the conditions of the call option agreement as specified and authorize the Board of Directors of the Company [or any duly constituted Committee of the Board of Directors of the Company]
to take all such steps as it considers necessary, expedient or desirable to implement and effect the transaction described in this resolution above and any matter incidental
		Management	For	For
2.
Approve, subject to Resolutions 1, 3 and 4 being passed, to
increase the authorized share capital of the Company from USD
750,000,000.50 and GBP 50,000 to USD 2,250,000,000.50 and
GBP 50,000 by the creation of an additional 3,000,000,000
ordinary shares of USD 0.50 each in the capital of the Company having the rights and privileges and being subject to the
restrictions contained in the Articles of Association of the
Company [the Articles] and ranking pari passu in all respects with the existing ordinary shares of USD 0.50 each in the capital of the
Company
		Management	For	For
3.
Approve, subject to Resolutions 1, 2 and 4 being passed, to renew the authority conferred on the Directors of the Company by Article
14 of the Articles to allot relevant securities  and for that period the
Section 80 amount shall be i] USD 991,254,176 [equivalent to
1,982,508,352 ordinary shares of USD 0.50 each in the capital of the Company] in connection with 1 or more issues of relevant securities under the right issue as specified and ii] in addition,
USD 493,363,149 [equivalent to 986,726,298 ordinary shares of
USD 0.50 each in the capital of the Company]; [Authority expires at the end of the next AGM of the Company after the date on
which this resolution is passed]
		Management	For	For
S.4
Authorize the Directors of the Company, subject to Resolutions 1,
2 and 3 being passed, in place of all existing powers, by Article 15 of the Articles to allot equity securities, as if Section 89[1] of the
Companies Act 1985 [Authority expires at the end of the next
AGM of the Company after the date on which this resolution is passed] and for that period the Section 89 amount is USD
74,004,472 [equivalent to 148,008,944 ordinary shares of USD
0.50 each in the capital of the Company]
		Management	For	For

XSTRATA PLC
Security	G9826T102	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	05-May-2009
ISIN	GB0031411001	Agenda	701858283 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Adopt the annual report and financial statements of the Company, and the reports of the Directors and the Auditors thereon, for the YE 31 DEC 2008	Management
2.	Approve the Directors' remuneration report [as specified] for the YE 31 DEC 2008	Management
3.	Re-elect Mr. Ivan Glasenberg as an Executive Director of the Company retiring in accordance with Article 128 of the Company's Articles of Association	Management
4.	Re-elect Mr. Trevor Reid as an Executive Director of the Company retiring in accordance with Article 128 of the Company's Articles of Association	Management
5.	Re-elect Mr. Santiago Zaidumbide as an Executive Director of the Company retiring in accordance with Article 128 of the Company's Articles of Association	Management
6.	Elect Mr. Peter Hooley as a Non-Executive Director of the Company on the recommendation of the Board, in accordance with Article 129 of the Company's Articles of Association	Management
7.
Re-appoint Ernst & Young LLP as Auditors to the Company to
hold office until the conclusion of the next general meeting at which accounts are laid before the Company and to authorize the
Directors to determine the remuneration of the Auditors
Management
8.
Authorize the Directors to allot relevant securities [as specified in the Companies Act 1985]; a) up to a nominal amount of USD
488,835,270 [equivalent to 977,670,540 ordinary shares of USD
0.50 each in the capital of the Company; and b) comprising equity securities [as specified in the Companies Act 1985] up to a
nominal amount of USD 977,670,540 [equivalent to 1,955,341,080 ordinary shares of USD 0.50 each in the capital of the Company]
[including within such limit any shares issued under this
Resolution] in connection with an offer by way of a rights issue: i)
to ordinary shareholders in proportion [as nearly as may be
practicable] to their existing holdings; and ii) to people who are holder of other equity securities if this is required by the rights of those securities or, if the Board considers it necessary, as permitted by the rights of those securities, and so that the
Directors may impose any limits or restrictions and make any arrangements which it considers necessary or appropriate to deal with tre
Management
S.9
Authorize the Directors of all existing authorities and provided resolution 8 is passed, to allot equity securities [as specified in the
Companies Act 1985] for cash under the authority given by that resolution and/or where the allotment constitutes an allotment of equity securities by virtue of Section 94(3A) of the Companies Act
1985, free of restriction in Section 89(1) of the Companies Act
1985, such power to be limited: a) to the allotment of equity
Management

securities in connection with an offer of equity securities [but in the case of the authority granted under resolution 8(B), by way of rights issue only]; i) to ordinary shareholders in proportion [as need as may be practicable] to their existing holdings; and ii) to people who are holders of other equity securities, if this is required by the rights of those securities or, if Directors consider if necessary, as permitted by the rights of those securities, or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory, or any other matter and; b) in the case of the authority granted under resolution 8(A), to the allotment of equity securities up to a nominal amount of USD 73,325,290.50
[equivalent to 146,650,581 ordinary share of USD 0.50 each in the capital of the Company]; [Authority expires until the next AGM of the Company]; and the Directors may allot equity securities after the expiry of this authority i

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF CONSERVATIVE CUT-OFF DAT-E. IF YOU HAVE ALREADY
SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
PROXY FOR-M UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting

YARA INTERNATIONAL ASA, OSLO
Security		R9900C106	Meeting Type	Annual General Meeting
Ticker Symbol			Meeting Date	07-May-2009
ISIN		NO0010208051	Agenda	701903812 - Management
Item	Proposal		Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
1.	Elect Mr. Harald Arnkv.rn as a Chairperson of the Meeting and a person to co-sign the minutes of the General Meeting		Management	For	For
2.	Approve a dividend of NOK 4.50 per share		Management	For	For
3.	Approve the guidelines for the remuneration of the Members of the Executive Management		Management	For	For
4.	Elect the Member of the Board		Management	For	For
5.	Approve the remuneration to the Auditor at NOK 2,500,000		Management	For	For
6.
Approve the following remuneration for the Board Members:
Chairman of the Board: NOK 410,000 [unchanged], Members of
the Board: NOK 235,000 [unchanged]; to the Members of the
Compensation Committee: NOK 5,500 per meeting [unchanged];
to the Members of the Audit Committee: Chairman of the Audit
Committee: NOK 85,000 [unchanged], Members of the Audit
Committee: NOK 70,000 [unchanged]; to the Deputy
Representatives to the Board: NOK 7,500 per meeting
[unchanged]
			Management	For	For
7.	Approve to determine the remuneration to the Members of the Nomination Committee at NOK 4,500 per meeting [unchanged]		Management	For	For
8.
Approve to reduce the share capital of the Company by NOK
4,663,846 from NOK 495,678,107 to NOK 491,014,261 by means
of the cancellation of 1,750,000 own shares and the redemption of
993,439 shares, owned on behalf of the Norwegian State by the
Ministry of Trade and Industry, for a payment of the sum of NOK
239,593,761 with the addition of interest to the State represented by the Ministry of Trade and Industry; this sum represents the average share price for the buyback of own shares in the market;
a transfer from the share premium fund of NOK 237,904,914 will cover the portion of the sum paid out that exceeds the nominal
			Management	For	For

value of the shares; in addition NOK 419,083,205 will be
transferred from the share premium fund to retained earnings; this amount equals the amount by which retained earnings was
reduced when own shares were acquired in the market; with effect from the implementation of the capital reduction through
registration in the Register of Business Enterprises, Article 4 of the
Company's Articles of Association will be amended

9.
Authorize the Board, for a period of 12 months, to let the
Company acquire up to 5% [14,441,595 shares] of the total
shares of Yara International ASA with a total nominal value of
NOK 24,550,712 in the open market and from the Norwegian
State; such purchases shall be at such times and at such prices as the Board determines from time to time, provided however, that the purchase price per share shall not be less than NOK 10 nor more than NOK 1000; shares acquired pursuant to this proxy can be used for cancellation, or, according to decision by the Board of
Directors, as consideration in commercial transactions; [Authority is valid from 07 MAY 2009 until 6 MAY 2010]; if the Board decides that shares acquired pursuant to this authorization shall be used for capital reduction by cancellation of shares; it is a precondition for the Board that the States ownership [presently 36.21%] is not altered as a result of this
			Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN BLOCKING STATUS. IF YOU H-AVE ALREADY SENT IN
YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YO-U DECIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting

ZIJIN MINING GROUP CO LTD, FUJIAN PROVINCE
Security		Y9892H107	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol			Meeting Date	09-Mar-2009
ISIN		CNE100000502	Agenda	701801753 - Management
Item	Proposal		Type	Vote	For/Against Management
1.
Approve the JV Agreement entered into between the Company
and Minxi Xinghang State-owned Assets Investment Co., Ltd. on
08 JAN 2009 to form a Joint Venture temporarily named Zijin
Copper Company Limited, to invest and build a copper refinery project with capacity of 200,000 tonnes per year
			Management	For	For
2.
Approve the provision of the financial guarantee by the Company to Zijin Copper Company Limited proportionally according to the above-mentioned JV Agreement and the respective interest in the
Joint Venture with the yearly maximum amount proposed [the
'Proposed Annual Cap'] for 3 years [2009-2011] being RMB 900 millions
		Management	For	For
3.
Authorize the Company's Board of Directors to take all necessary, appropriate and discretionary actions in connection with, and for the implementation, and/or for giving the effect to the
abovementioned Resolutions 1 and 2, including but not limited to take all necessary further actions, to deal with further registration procedures and to deal with all relevant procedures
		Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF ACTUAL RECORD DATE. IF Y-OU HAVE ALREADY SENT
IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
FORM UNLES-S YOU DECIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting

ZIJIN MINING GROUP CO LTD, FUJIAN PROVINCE
Security	Y9892H107	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	15-May-2009
ISIN	CNE100000502	Agenda	701870203 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the report of the Board of Directors of the Company for 2008	Management	For	For
2.	Approve the report of the Independent Directors for 2008	Management	For	For
3.	Approve the report of the Supervisory Committee of the Company for 2008	Management	For	For
4.	Approve the consolidated audited financial statements for the YE 31 DEC 2008	Management	For	For
5.	Approve the Company's 2008 annual report and its summary report	Management	For	For
6.	Approve the profit distribution proposal of the Company for the YE 31 DEC 2008	Management	For	For
7.	Approve the remunerations of the Directors, the Supervisors and the Senior Management of the Company for the YE 31 DEC 2008	Management	For	For
8.
Reappoint Ernst & Young Hua Ming and Ernst & Young as the
Company's Domestic and International Auditors respectively for the YE 31 DEC 2009 and authorize the Board of Directors to
determine their remuneration
		Management	For	For
9.
Amend the Articles 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15,
16, 17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32,
33, 34, 35, 36, 37, 38, 39, 40 and 41 of the Articles of the
Association of the Company for the Independent Directors as
specified
		Management	For	For
S.10
Amend the Articles 11, 25, 65, 67, 110, 111, 112, 164, 74, 195,
179, 156 and 180 of the Articles of the Association of the
Company as specified and such amendments shall take effect
conditional upon obtaining any approval, endorsement or
registration as may be necessary from the relevant authorities;
and authorize the Board of Directors to deal with in behalf of the
Company the relevant application, approval, registration, filing procedures and other related issues arising from the amendments of the Articles of Association
		Management	For	For

Market Vectors Nuclear Energy ETF

AURORA ENERGY RES INC
Security	05163P106	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	21-Apr-2009
ISIN	CA05163P1062	Agenda	701860492 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE ''IN FAVOR" OR "AGAINST" ONL-Y FOR RESOLUTION 1. THANK YOU.	Non-Voting
	PLEASE NOTE THAT THIS IS AN SGM. THANK YOU.	Non-Voting
S.1
Approve the amalgamation of Aurora Energy Resources Inc., and
59801 Newfoundland & Labrador Inc., a wholly-owned subsidiary of Fronteer Development Group Inc., under the Corporations Act
[Newfoundland and Labrador], as specified
		Management	For	For
	Transact such other business	Non-Voting

BANNERMAN RESOURCES LTD
Security	Q1291U101	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	17-Sep-2008
ISIN	AU000000BMN9	Agenda	701682797 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Ratify, that for the purposes of ASX Listing Rule 7.4 and for all other purposes, the allotment and issue by the Company of
17,419 ordinary shares to Haywood Securities Inc, on the date and on the terms and conditions as specified
		Management	Abstain	Against
2.
Ratify, that for the purposes of ASX Listing Rule 7.4 and for all other purposes, the allotment and issue by the Company of
10,500,000 ordinary shares to the persons, on the date and on the terms and conditions as specified
		Management	Abstain	Against
3.
Approve, that pursuant to Clause 11.15 of the Company's
Constitution, for the purposes of ASX Listing Rule 10.17 and for all other purposes, the maximum aggregate remuneration payable by the Company to Non-Executive Directors as the Directors' fees be increased by AUD 600,000 from AUD 150,000 per annum to AUD
750,000 per annum, and such amount, or such lesser amount as the Directors shall determine, shall be divided amongst the Non-
Executive Directors in such proportions and manner as the
Directors may determine from time to time
		Management	Abstain	Against
4.
Authorize the Company, that for the purposes of Part 2E.1 of the
Corporations Act and ASX Listing Rule 10.11 and all other
purposes, to issue and allot up to 500,000 options to Mr. David
Tucker, who is a Director, or his nominee[s], on the terms and conditions as specified
		Management	Abstain	Against
5.
Authorize the Company, that for the purposes of Part 2E.1 of the
Corporations Act and ASX Listing Rule 10.11 and all other
purposes, to issue and allot up to 2,000,000 options to Mr. Geoff
Stanley, who is a Director, or his nominee[s], on the terms and conditions as specified
		Management	Abstain	Against

BANNERMAN RESOURCES LTD
Security	Q1291U101	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	24-Nov-2008
ISIN	AU000000BMN9	Agenda	701744802 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT THIS IS AN AGM. THANK YOU	Non-Voting
	Receive the financial report of the Company for the YE 30 JUN 2008, together w-ith the Directors' report and the Auditor's report	Non-Voting
1.	Adopt, for the purposes of Section 250R(2) of the Corporations Act and for all other purposes, the remuneration report	Management	For	For
2.	Re-elect Mr. Nathan McMahon as a Director, who retires by rotation in accordance with the Constitution	Management	For	For
3.	Elect Mr. Geoff Stanley as a Director, who retires in accordance with the Constitution	Management	For	For
4.	Elect Mr. David Tucker as a Director, who retires in accordance with the Constitution	Management	For	For

BANNERMAN RESOURCES LTD
Security	Q1291U101	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	16-Apr-2009
ISIN	AU000000BMN9	Agenda	701846529 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Approve and ratify, for the purposes of listing rule 7.4 and for all other purposes: [a] the issue of a convertible note for the first
Tranche AUD 10,000,000 cash advance by RCF in accordance
with the Convertible Note Facility Agreement at a conversion price per share of AUD 0.612; [b] the issue of 500,000 shares to RCF on provision of the first Tranche cash advance as part of the fee for the provision of the facility, irrespective of whether RCF and its
Associates' entitlement to shares changes between the date of the notice calling this meeting and the date of this meeting
		Management	For	For
2.
Approve, for the purposes of the Item 7 of Section 611 of the
Corporation Act, and for all the purposes: [a] the conversion to shares, whether by one or more allotments, of the Standby
Tranche, being a AUD 10,000,000 cash advance that may be
made available by RCF to the Company in accordance with the
convertible note facility agreement at a conversion price per share of a minimum of AUD 0.45, being a total of 22,222,222 shares;
and [b] the acquisition by RCF and its associates of relevant interests in the shares as more particularly set out in the
explanatory statement, irrespective of whether RCF and its
Associates' entitlement to shares changes between the date of the notice calling this meeting and the date of this meeting
		Management	For	For
3.
Approve, for the purposes of the Item 7 of Section 611 of the
Corporations Act, and for all other purposes: [a] the exercise by
RCF of up to 38,562,091 Options at an exercise price of up to
AUD 0.612 each, exercisable on or before 16 DEC 2011 as
described in the explanatory statement; and [b] the acquisition by
RCF and its Associates of relevant interests in the shares as more particularly set out in the explanatory statement, irrespective of whether RCF and its Associates' entitlement to shares changes between the date of the notice calling this meeting and the date of this meeting
		Management	For	For
4.
Approve, for the purposes of the Item 7 of Section 611 of the
Corporation Act, and for all other purposes: [a] the issue of shares to RCF if the Company elects to satisfy the interest obligations of the Company under the convertible note facility agreement by the issue of shares as specified; and [b] the acquisition by RCF and its Associates of relevant interests in the shares as more
particularly set out in the explanatory statement, irrespective of whether RCF and its Associates' entitlement to shares changes between the date of the notice calling this meeting and the date of this meeting
		Management	For	For
5.
Approve, for the purposes of Listing Rule 7.1 and for all other purposes, the allotment and issue, within 90 days of the date of this resolution, of such number of : [a] shares as the Directors shall determine, at a price which is at least 80% of the average market price for shares in that class [which average is calculated over the last 5 days on which sales in the shares were recorded before the day on which the issue was made or, if there is a prospectus, product disclosure statement or offer information statement relating to the issue, over the last 5 days on which sales in the shares were recorded before the date of the prospectus, product disclosure statement or offer information is signed]; and
[b] the warrants as the Directors may determine on the specified terms, in order to raise an amount of up to AUD 30 million
		Management	For	For
6.
Approve, for the purposes of Listing Rule 10.11 and Section 208 of the Corporations Act and for all other purposes, the issue of
5,500,000 options by the Company to Mr. Len Jubber on the
specified terms and conditions
		Management	For	For
7.	Approve and ratify, for the purposes of Listing Rule 7.4 and for all other purposes, the allotment and issue of 5,500,000 shares to Savanna, pursuant to the terms of the settlement agreement	Management	For	For
8.
Approve, for the purposes of Listing Rule 7.1 and for all other purposes, the allotment and issue, on or about the date the Mining
Licence is granted, of 4,000,000 shares to Savanna, pursuant to the terms of the settlement agreement
		Management	For	For
	PLEASE NOTE THAT THIS IS AN EGM. THANK YOU.	Non-Voting

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF RECORD DATE AND CHANGE I-N MEETING TYPE. IF YOU
HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO NOT
RETURN T-HIS PROXY FORM UNLESS YOU DECIDE TO
AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YO-U.
Non-Voting

BRITISH ENERGY GROUP PLC, LIVINGSTON
Security	G1531P152	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	17-Jul-2008
ISIN	GB00B04QKW59	Agenda	701648923 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the Annual report	Management	For	For
2.	Appoint Mr. Robert Walvis as a Director	Management	For	For
3.	Re-appoint Mr. Ian Harley as a Director	Management	For	For
4.	Re-appoint Mr. David Pryde as a Director	Management	For	For
5.	Re-appoint Mr. Adrian Montague as a Director	Management	For	For
6.	Re-appoint PricewaterhouseCoopers as Auditor	Management	For	For
7.	Authorize the Audit Committee to set the fees paid to the Auditor	Management	For	For
8.	Declare a final dividend	Management	For	For
9.	Approve the remuneration Committee report	Management	For	For
s.10	Adopt the New Articles of Association of British Energy Group Plc with effect from the end of the AGM	Management	For	For
s.11	Authorize the Directors to allot shares	Management	For	For
s.12	Authorize the Directors to disapply pre-emption rights	Management	For	For

CAMECO CORP
Security	13321L108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	27-May-2009
ISIN	CA13321L1085	Agenda	701946292 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 562062 DUE TO ADDITION OF-RESOLUTION.  ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AN-D YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE "IN FAVOR" OR "ABSTAIN" ONLY-FOR RESOLUTION NUMBERS UNDER 2 AND 3. THANK YOU.	Non-Voting
1.
Acknowledge that the undersigned hereby declares that the
shares represented by this voting instruction form are held, beneficially owned or controlled, either directly or indirectly, by a resident of Canada as defined on the voting instruction form; if the shares are held in the names of two or more people, I hereby declare of these people are residents of Canada
		Management	For	For
2.1	Elect Mr. John H. Clappison as a Director	Management	For	For
2.2	Elect Mr. Joe F. Colvin as a Director	Management	For	For
2.3	Elect Mr. James R. Curtiss as a Director	Management	For	For
2.4	Elect Mr. George S. Dembroski as a Director	Management	For	For
2.5	Elect Mr. Donald H.F. Deranger as a Director	Management	For	For
2.6	Elect Mr. James K. Gowans as a Director	Management	For	For
2.7	Elect Mr. Gerald W. Grandey as a Director	Management	For	For
2.8	Elect Mr. Nancy E. Hopkins as a Director	Management	For	For
2.9	Elect Mr. Oyvind Hushovd as a Director	Management	For	For
2.10	Elect Mr. J.W. George Ivany as a Director	Management	For	For
2.11	Elect Ms. A. Anne McLellan as a Director	Management	For	For
2.12	Elect Mr. A. Neil McMillan as a Director	Management	For	For
2.13	Elect Mr. Robert W. Peterson as a Director	Management	For	For
2.14	Elect Mr. Victor J. Zaleschuk as a Director	Management	For	For
3.	Appoint KPMG LLP as the Auditors	Management	For	For

DENISON MINES CORP
Security	248356107	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	30-Apr-2009
ISIN	CA2483561072	Agenda	701873867 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE "IN FAVOR" OR ''ABSTAIN" FOR-RESOLUTION NUMBERS "1.1 TO 1.8" AND "2". THANK YOU.	Non-Voting
	Receive the financial statements of Denison for the YE 31 DEC 2008 together wi-th the auditor's report thereon	Non-Voting
1.1	Elect Mr. John H. Craig as a Director	Management	For	For
1.2	Elect Mr. W. Robert Dengler as a Director	Management	For	For
1.3	Elect Mr. Brian D. Edgar as a Director	Management	For	For
1.4	Elect Mr. Ron F. Hochstein as a Director	Management	For	For
1.5	Elect Mr. Paul F. Little as a Director	Management	For	For
1.6	Elect Mr. Lukas H. Lundin as a Director	Management	For	For
1.7	Elect Mr. William A. Rand as a Director	Management	For	For
1.8	Elect Mr. Catherine J.G. Stefan as a Director	Management	For	For
2.	Appoint PricewaterhouseCoopers LLP as the Auditors and authorize the Directors to fix the remuneration of the Auditors	Management	For	For
	Transact the other business	Non-Voting

ELECTRICITE DE FRANCE EDF
Security	F2940H113	Meeting Type	MIX
Ticker Symbol		Meeting Date	20-May-2009
ISIN	FR0010242511	Agenda	701929741 - Management
Item	Proposal	Type	Vote	For/Against Management

"French Resident Shareowners must complete, sign and forward the Proxy Card di-rectly to the sub custodian. Please contact your
Client Service Representative-to obtain the necessary card,
account details and directions.    The followin-g applies to Non-
Resident Shareowners:   Proxy Cards: Voting instructions will-be
forwarded to the Global Custodians that have become Registered
Intermediar-ies, on the Vote Deadline Date. In capacity as
Registered Intermediary, the Gl-obal Custodian will sign the Proxy
Card and forward to the local custodian. If-you are unsure whether your Global Custodian acts as Registered Intermediary,-please contact your representative."
Non-Voting
	PLEASE NOTE IN THE FRENCH MARKET THAT THE ONLY VALID VOTE OPTIONS ARE "FOR" AN-D "AGAINST" A VOTE OF "ABSTAIN" WILL BE TREATED AS AN "AGAINST" VOTE.	Non-Voting

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 541515 DUE TO ADDITION OF-RESOLUTIONS. ALL VOTES
RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED AN-D YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting
	Report of the Board of Directors	Non-Voting
	Report of the Statutory Auditors	Non-Voting
O.1	Approve the annual accounts for the FYE 31 DEC 2008	Management	For	For
O.2	Approve the consolidated accounts for the FYE 31 DEC 2008	Management	For	For
O.3	Approve the distribution of profits for the FYE 31 DEC 2008	Management	For	For
O.A
Approve the distribution of profits for the FYE 31 DEC 2008 and the distribution of dividend; this resolution was considered by the
Board of Directors of EDF at its meeting of 01 APR 2009, which was not approved [proposed by the Supervisory Board of FCPE
Actions EDF]
		Management	For	For
O.4	Approve the agreements referred to in Article L.225-38 of the Commercial Code	Management	For	For
O.5	Approve the attendance allowances allocated to the Board of Directors for the 2008 FY	Management	For	For
O.B
Approve the payment of additional attendance allowances
allocated for the Board of Directors for the 2008 FY, this draft resolution was considered by the Board of Directors of EDF at its meeting of 01 APR 2009, which was not approved [proposed by
the Supervisory Board of FCPE Actions EDF]
		Management	For	For
O.6	Approve the attendance allowances allocated to the Board of Directors	Management	For	For
O.7	Authorize the Board of Directors to operate on the Company's shares	Management	For	For
E.8	Authorize the Board of Directors in order to increase the share capital, with maintenance of preferential subscription rights of shareholders	Management	For	For
E.9	Authorize the Board of Directors to increase the share capital, with cancellation of preferential subscription rights of shareholders	Management	For	For
E.10	Authorize the Board of Directors to increase the number of securities to be issued in case of a capital increase with or without preferential subscription rights	Management	For	For
E.11	Authorize the Board of Directors to increase the share capital by incorporation of reserves, profits, premiums or any other amount whose capitalization will be accepted	Management	For	For
E.12	Authorize the Board of Directors to increase the share capital to remunerate an exchange public offer initiated by the Company	Management	For	For
E.13	Authorize the Board of Directors to increase the share capital in order to remunerate contributions in kind granted to the Company	Management	For	For
E.14	Authorize the Board of Directors to increase the share capital for the benefit of the Members of an EDF savings plan	Management	For	For
E.15	Authorize the Board of Director to reduce the share capital	Management	For	For
E.16	Grant powers for formalities	Management	For	For

ENERGY RESOURCES OF AUSTRALIA LTD ERA
Security	Q35254111	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	22-Apr-2009
ISIN	AU000000ERA9	Agenda	701854538 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	To Chairman and Chief Executive review	Non-Voting
2.	To receive and consider the financial report for the YE 31 DEC 2008, and the r-elated Directors' report, Directors' declaration and Auditor's report	Non-Voting
3.	Approve the remuneration report for the FYE 31 DEC 2008	Management	For	For
4.I	Elect Mr. Chris Salisbury as a Director, who retires in accordance with Rule 3.7 of the Company's Constitution	Management	For	For
4.II	Re-elect Dr. David Klingner as a Director, who retires by rotation in accordance with Rule 3.7 of the Company's Constitution	Management	For	For
	ANY INDIVIDUAL OR RELATED PARTY TO ANY SPECIFIC VOTE EXCLUSION WHICH HAS OBTAI-NED BENEFIT OR DOES EXPECT TO OBTAIN FUTURE BENEFIT SHOULD NOT VOTE (OR VOTE "-ABSTAIN") FOR THE RELEVANT PROPOSAL ITEMS.	Non-Voting

FIRST URANIUM CORP
Security	33744R102	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	10-Sep-2008
ISIN	CA33744R1029	Agenda	701683749 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.	Non-Voting
	To receive the audited consolidated financial statements of the Corporation fo-r the YE 31 MAR 2008 [the financial statements] and the reports of the Auditor-s thereon	Non-Voting
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE IN FAVOR OR ABSTAIN ONLY FOR-THE DIRECTOR CANDIDATES THAT ARE LISTED FROM RESOLUTION NUMBERS 1 TO 8 THANK-YOU.	Non-Voting
1.1	Elect Mr. Nigel R.G. Brunette as a Director of the Corporation for the ensuing year	Management	For	For
1.2	Elect Mr. Patrick C. Evans as a Director of the Corporation for the ensuing year	Management	Against	Against
1.3	Elect Mr. James P.W. Fisher as a Director of the Corporation for the ensuing year	Management	For	For
1.4	Elect Mr. Robert M. Franklin as a Director of the Corporation for the ensuing year	Management	For	For
1.5	Elect Mr. John W.W. Hick as a Director of the Corporation for the ensuing year	Management	For	For
1.6	Elect Mr. Wayne S. Hill as a Director of the Corporation for the ensuing year	Management	For	For
1.7	Elect Mr. Gordon T. Miller as a Director of the Corporation for the ensuing year	Management	For	For
1.8	Elect Mr. Graham P. Wanblad as a Director of the Corporation for the ensuing year	Management	For	For
2.	Approve the re-appointment of PricewaterhouseCoopers LLP, Chartered Accountants, as the Auditors for the Corporation, and authorize the Directors of the Corporation to fix their remuneration	Management	For	For
	Transact any other business	Non-Voting

FORSYS METALS CORP
Security	34660G104	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	27-Feb-2009
ISIN	CA34660G1046	Agenda	701806183 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT THIS IS AN SGM. THANK YOU.	Non-Voting
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR "AGAINST" ONLY-FOR RESOLUTION 1. THANK YOU.	Non-Voting
S.1
Approve, pursuant to an interim order of the Ontario Superior
Court of Justice [Commercial list] dated 28 JAN 2009, as the same may be amended [the Interim Order] and, if deemed
advisable, to pass, with or without variation, of security holders
[the Arrangement Resolution], an arrangement [the Arrangement]
under Section 182 of the Business Corporation Act [Ontario] [the
OBCA] involving, among other things, the acquisition by a
Company that is currently intended to be an indirect wholly-owned subsidiary [the Acquiror] of George Forrest International Afrique
S.p.r.l [the Purchaser] of all of the issued and outstanding Forsys
Shares for CAD 7.00 in cash for each Forsys share and the
purchase by the Acquiror of all of the unexercised Forsys Options and Forsys Warrants outstanding at the time of the arrangement for a payment in cash equal to the difference between CAD 7.00 and the exercise price of the Forsys options and Forsys Warrants, as specified
		Management	For	For
2.	Transact any other business	Non-Voting

FRONTEER DEV GROUP INC
Security	35903Q106	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	07-May-2009
ISIN	CA35903Q1063	Agenda	701869010 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'ABSTAIN' ONLY-FOR RESOLUTION NUMBERS "1 AND 2". THANK YOU.	Non-Voting
	To receive and consider the financial statements of the Corporation for the FY-E 31 DEC 2008, together with the report of the Auditors thereon	Non-Voting
1.	Elect the Directors	Management	For	For
2.	Appoint PricewaterhouseCoopers LLP, as the Auditors of the Corporation and authorize the Board of Directors to fix their remuneration	Management	For	For
3.	Transact any other business	Non-Voting

HITACHI PLANT TECHNOLOGIES,LTD.
Security	J20580106	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	24-Jun-2009
ISIN	JP3791400009	Agenda	701985369 - Management
Item	Proposal	Type	Vote	For/Against Management
1	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the other Updated Laws and Regulations	Management	For	For
2.1	Appoint a Director	Management	For	For
2.2	Appoint a Director	Management	For	For
2.3	Appoint a Director	Management	For	For
2.4	Appoint a Director	Management	For	For
2.5	Appoint a Director	Management	For	For
2.6	Appoint a Director	Management	For	For
2.7	Appoint a Director	Management	For	For
2.8	Appoint a Director	Management	For	For

IHI CORPORATION
Security	J2398N105	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	JP3134800006	Agenda	701987995 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Amend Articles to: Change Business Lines, Approve Minor Revisions Related to Dematerialization of Shares and the Other Updated Laws and Regulations	Management	For	For
2.1	Appoint a Director	Management	For	For
2.2	Appoint a Director	Management	For	For
2.3	Appoint a Director	Management	For	For
2.4	Appoint a Director	Management	For	For
2.5	Appoint a Director	Management	For	For
2.6	Appoint a Director	Management	For	For
2.7	Appoint a Director	Management	For	For
2.8	Appoint a Director	Management	For	For
2.9	Appoint a Director	Management	For	For
2.10	Appoint a Director	Management	For	For
2.11	Appoint a Director	Management	For	For
2.12	Appoint a Director	Management	For	For
2.13	Appoint a Director	Management	For	For
2.14	Appoint a Director	Management	For	For
2.15	Appoint a Director	Management	For	For
3.1	Appoint a Corporate Auditor	Management	For	For
3.2	Appoint a Corporate Auditor	Management	For	For

JGC CORPORATION
Security	J26945105	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	JP3667600005	Agenda	701988771 - Management
Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Retained Earnings	Management	For	For
2	Approve Payment of Bonuses to Corporate Officers	Management	For	For
3	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the other Updated Laws and Regulations	Management	For	For
4.1	Appoint a Director	Management	For	For
4.2	Appoint a Director	Management	For	For
4.3	Appoint a Director	Management	For	For
4.4	Appoint a Director	Management	For	For
4.5	Appoint a Director	Management	For	For
4.6	Appoint a Director	Management	For	For
4.7	Appoint a Director	Management	For	For
4.8	Appoint a Director	Management	For	For
4.9	Appoint a Director	Management	For	For
4.10	Appoint a Director	Management	For	For
4.11	Appoint a Director	Management	For	For
4.12	Appoint a Director	Management	For	For
4.13	Appoint a Director	Management	For	For
4.14	Appoint a Director	Management	For	For
4.15	Appoint a Director	Management	For	For
5.1	Appoint a Corporate Auditor	Management	For	For
5.2	Appoint a Corporate Auditor	Management	For	For
6	Amend the Compensation to be Received by Directors and Corporate Auditors	Management	For	For

KAJIMA CORPORATION
Security	J29223120	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	JP3210200006	Agenda	702006013 - Management
Item	Proposal	Type	Vote	For/Against Management
1	Approve Appropriation of Profits	Management	For	For
2	Approve Reduction of Legal Reserve	Management	For	For
3	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the other Updated Laws and Regulations	Management	For	For
4.1	Appoint a Director	Management	For	For
4.2	Appoint a Director	Management	For	For
4.3	Appoint a Director	Management	For	For
4.4	Appoint a Director	Management	For	For
4.5	Appoint a Director	Management	For	For
5	Appoint a Corporate Auditor	Management	For	For

MEGA URANIUM LTD

Security	ADPV07962	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	20-Mar-2009
ISIN	CA58516W1041	Agenda	701823305 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE IN FAVOR OR AGAINST ONLY FOR-RESOLUTION 3 AND "IN FAVOR" OR 'ABSTAIN' ONLY FOR RESOLUTIONS 1 AND 2 THANK Y-OU.	Non-Voting
	PLEASE NOTE THAT THIS IS A MIX MEETING. THANK YOU.	Non-Voting
1.	Elect the Directors as specified	Management	For	For
2.	Appoint Ernst & Young LLP, as the Auditors of the Corporation for the ensuing year and authorize the Directors to fix their remuneration	Management	For	For
3.	Approve the rights plan agreement dated 25 APR 2006 between the Corporation and equity Transfer Services Inc	Management	For	For
	Receive the audited financial statements of the Corporation for the YE 30 SEP-2008 and the report of the Auditors thereon	Non-Voting
	Transact other business	Non-Voting

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF NON-NUMBERED AND NON-VOT-ABLE RESOLUTION. IF
YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
NOT RETURN-THIS PROXY FORM UNLESS YOU DECIDE TO
AMEND YOUR ORIGINAL INSTRUCTIONS. THANK Y-OU.
Non-Voting

MITSUBISHI HEAVY INDUSTRIES,LTD.
Security	J44002129	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Jun-2009
ISIN	JP3900000005	Agenda	701984949 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Approve Appropriation of Retained Earnings	Management	For	For
2.	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the Other Updated Laws and Regulations	Management	For	For
3.1	Appoint a Director	Management	For	For
3.2	Appoint a Director	Management	For	For
3.3	Appoint a Director	Management	For	For
3.4	Appoint a Director	Management	For	For
3.5	Appoint a Director	Management	For	For
3.6	Appoint a Director	Management	For	For
3.7	Appoint a Director	Management	For	For
3.8	Appoint a Director	Management	For	For
3.9	Appoint a Director	Management	For	For
3.10	Appoint a Director	Management	For	For
3.11	Appoint a Director	Management	For	For
3.12	Appoint a Director	Management	For	For
3.13	Appoint a Director	Management	For	For
3.14	Appoint a Director	Management	For	For
3.15	Appoint a Director	Management	For	For
3.16	Appoint a Director	Management	For	For
3.17	Appoint a Director	Management	For	For
3.18	Appoint a Director	Management	For	For
3.19	Appoint a Director	Management	For	For
4.1	Appoint a Corporate Auditor	Management	For	For
4.2	Appoint a Corporate Auditor	Management	For	For

PALADIN ENERGY LTD, SUBIACO WA
Security	Q7264T104	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	26-Nov-2008
ISIN	AU000000PDN8	Agenda	701740727 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.	Non-Voting
	To receive the financial report for the YE 30 JUN 2008, and the Directors' and-the Auditors' reports thereon	Non-Voting
1.	Adopt the remuneration report for the YE 30 JUN 2008	Management	For	For
2.	Re-elect Mr. Sean Reveille Llewelyn as a Director	Management	For	For
3.
Approve, for the purposes of Listing Rule 10.17 and for all other purposes, to increase the maximum aggregate Directors' fees
payable to the Non-Executive Directors from AUD 900,000 per
annum to AUD 1.2 million per annum
		Management	Against	Against
	Any other business	Non-Voting

TAIHEI DENGYO KAISHA,LTD.
Security	J79088100	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	26-Jun-2009
ISIN	JP3447200001	Agenda	702013309 - Management
Item	Proposal	Type	Vote	For/Against Management
1	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the other Updated Laws and Regulations	Management	For	For
2.1	Appoint a Director	Management	For	For
2.2	Appoint a Director	Management	For	For
2.3	Appoint a Director	Management	For	For
2.4	Appoint a Director	Management	For	For
2.5	Appoint a Director	Management	For	For
2.6	Appoint a Director	Management	For	For
2.7	Appoint a Director	Management	For	For
3	Appoint a Substitute Corporate Auditor	Management	For	For

TOSHIBA PLANT SYSTEMS & SERVICES CORPORATION
Security	J89795124	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Jun-2009
ISIN	JP3594200002	Agenda	702003803 - Management
Item	Proposal	Type	Vote	For/Against Management
1	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the other Updated Laws and Regulations, Allow Board to Make Rules Governing Exercise of Shareholders' Rights	Management	For	For
2.1	Appoint a Director	Management	For	For
2.2	Appoint a Director	Management	For	For
2.3	Appoint a Director	Management	For	For
2.4	Appoint a Director	Management	For	For
2.5	Appoint a Director	Management	For	For
2.6	Appoint a Director	Management	For	For
2.7	Appoint a Director	Management	For	For
2.8	Appoint a Director	Management	For	For
2.9	Appoint a Director	Management	For	For
2.10	Appoint a Director	Management	For	For
3	Appoint a Corporate Auditor	Management	For	For
4	Appoint a Substitute Corporate Auditor	Management	For	For
5	Approve Payment of Bonuses to Directors and Corporate Auditors	Management	For	For
6	Approve Retirement allowance for Retiring Directors, and Payment of Accrued Benefits associated with Abolition of Retirement Benefit System for Current Corporate Officers	Management	For	For
7	Amend the Compensation to be received by Directors and Corporate Auditors	Management	For	For

UEX CORP
Security	902666106	Meeting Type	MIX
Ticker Symbol		Meeting Date	21-May-2009
ISIN	CA9026661061	Agenda	701932926 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'ABSTAIN' FOR-RESOLUTIONS "1.1 TO 1.5" AND 2" AND 'IN FAVOR' OR 'AGAINST' FOR RESOLUTION "3"-. THANK YOU.	Non-Voting
	To receive the comparative financial statements of the Corporation and the Aud-itors' report thereon for the FYE 31 DEC 2008	Non-Voting
1.1	Elect Mr. Stephen H. Sorensen as a Director for the ensuing year	Management	For	For
1.2	Elect Mr. Graham C. Thody as a Director for the ensuing year	Management	For	For
1.3	Elect Mr. Colin C. MacDonald as a Director for the ensuing year	Management	For	For
1.4	Elect Mr. Mark P. Eaton as a Director for the ensuing year	Management	For	For
1.5	Elect Mr. Suraj P. Ahuja as a Director for the ensuing year	Management	For	For
2.	Appoint KPMG, LLP, Chartered Accountants, as the Auditors of the Corporation for the ensuing year and authorize the Directors to fix their remuneration	Management	For	For
3.
Approve the re-pricing of certain options previously granted to certain insiders and consultants of the Corporation with an
exercise price of CAD 4.22 to an exercise price of CAD 0.52 per share, as specified
		Management	For	For
	Transact such other business	Non-Voting

UR-ENERGY INC
Security	91688R108	Meeting Type	MIX
Ticker Symbol		Meeting Date	28-Apr-2009
ISIN	CA91688R1082	Agenda	701871077 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' FOR-RESOLUTIONS 3 AND 4 AND 'IN FAVOR' OR 'ABSTAIN' FOR RESOLUTIONS 1.1 to 1.6 AND-2. THANK YOU.	Non-Voting
	To receive the consolidate financial statements of the Corporation for the YE-31 DEC 2008 together with the report of the Auditor thereon	Non-Voting
1.1	Elect Mr. Jeffrey T. Klenda as a Director	Management	For	For
1.2	Elect Mr. W. Willam Boberg as a Director	Management	For	For
1.3	Elect Mr. Paul Macdonell as a Director	Management	For	For
1.4	Elect Mr. Thomas Parker as a Director	Management	For	For
1.5	Elect Mr. James M. Franklin as a Director	Management	For	For
1.6	Elect Mr. Robert Boaz as a Director	Management	For	For
2.	Reappoint PricewaterhouseCoopers LLP, Chartered Accountants, as the Auditor of the Corporation for the ensuing year and authorize the Directors to fix the remuneration of the Auditor	Management	For	For
3.	Approve, with or without amendment, the adoption of the Ur- Energy Incorporation, Restricted Share Unit Plan [the RSU Plan Resolution]	Management	For	For
4.	Ratify the Corporation's shareholders Rights Plan Agreement [the Rights Plan Resolution]	Management	For	For
	Transact other business	Non-Voting

URANIUM ONE INC
Security	91701P105	Meeting Type	MIX
Ticker Symbol		Meeting Date	08-May-2009
ISIN	CA91701P1053	Agenda	701904307 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'ABSTAINT' FOR-RESOLUTIONS "1.1 TO 1.9 AND 2" AND 'IN FAVOR' OR 'AGAINST' FOR RESOLUTIONS "3-AND 4". THANK YOU.	Non-Voting
	To receive the audited consolidated financial statements of the Corporation fo-r the FYE 31 DEC 2008, together with the report of the Auditors thereon	Non-Voting
1.1	Elect Mr. Ian Telfer as a Director of the Corporation for the ensuing year	Management	For	For
1.2	Elect Mr. Andrew Adams as a Director of the Corporation for the ensuing year	Management	For	For
1.3	Elect Dr. Massimo Carello as a Director of the Corporation for the ensuing year	Management	For	For
1.4	Elect Mr. David Hodson as a Director of the Corporation for the ensuing year	Management	For	For
1.5	Elect Mr. D. Jean Nortier as a Director of the Corporation for the ensuing year	Management	For	For
1.6	Elect Mr. Terry Rosenberg as a Director of the Corporation for the ensuing year	Management	For	For
1.7	Elect Mr. Phillip Shirvington as a Director of the Corporation for the ensuing year	Management	For	For
1.8	Elect Mr. Mark Wheatley as a Director of the Corporation for the ensuing year	Management	For	For
1.9	Elect Mr. Kenneth Williamson as a Director of the Corporation for the ensuing year	Management	For	For
2.	Appoint Deloitte and Touche LLP, Chartered Accountants, as the Auditors of the Corporation for the ensuing year, and authorize the Directors to fix their remuneration	Management	For	For
3.	Approve the rolling Stock Option Plan of the Corporation	Management	For	For
S.4	Amend the Articles of the Corporation to change the province of the registered office of the Corporation, subject to regulatory approval as specified	Management	For	For
	Transact any other business	Non-Voting

URANIUM PARTN CORP
Security	917017105	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	23-Jun-2009
ISIN	CA9170171057	Agenda	701974051 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE ''IN FAVOR" OR "ABSTAIN" FOR-RESOLUTIONS "1.1 TO 1.4 AND 2". THANK YOU.	Non-Voting
	To receive the financial statements of Uranium Participation for the YE 28 FEB-2009, together with the Auditor's report thereon	Non-Voting
1.1	Elect Mr. Paul J. Bennett as a Director for the ensuing year	Management	For	For
1.2	Elect Mr. Jeff Kennedy as a Director for the ensuing year	Management	For	For
1.3	Elect Mr. Garth A.C. MacRae as a Director for the ensuing year	Management	For	For
1.4	Elect Mr. Richard H. McCoy as a Director for the ensuing year	Management	For	For
2.	Appoint PricewaterhouseCoopers LLP as the Auditors and authorize the Directors to fix the remuneration of the Auditors	Management	For	For
Transact any other business	Non-Voting

Market Vectors Solar Energy ETF

ALEO SOLAR AG, OLDENBURG
Security	D03137102	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	16-Jun-2009
ISIN	DE000A0JM634	Agenda	701946115 - Management
Item	Proposal	Type	Vote

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THESE SHARES MAY BE BLOCKED
DEPENDING ON SOME SUBCUSTODIANS'-PROCESSING IN
THE MARKET. PLEASE CONTACT YOUR CLIENT SERVICE
REPRESENTATIVE TO-OBTAIN BLOCKING INFORMATION
FOR YOUR ACCOUNTS.
Non-Voting
1.
Presentation of the financial statements and annual report for the
2008 FY wit-h the report of the Supervisory Board, the Group financial statements and Grou-p annual report as well as the report by the Boar d of MDs pursuant to Section-s 289[4 ] and
315[4] of the German Commercial Code
Non-Voting
2.	Resolution on the appropriation of the distributable profit of EUR 15,441,192.20 as follows: the distributable profit shall be carried forward	Management	For
3.	Ratification of the Acts of the Board of Managing Director	Management	For
4.	Ratification of the Acts of the Supervisory Board	Management	For
5.	Appointment of auditors for the 2009 FY and for the review of the interim half-year financial statements: PricewaterhouseCoopers AG , Frankfurt	Management	For
6.
Renewal of the authorization to acquire own shares, the Company shall be authorized to acquire own shares of up to EUR
1,303,040, at prices not deviating more than 10% from the market price of the shares, on or before 15 DEC 2010, the Board of MDs shall be authorize d to sell the shares on the Stock Exchange or to offer them to all shareholders, to dispose of the shares in a manner other than the Stock Exchange or an offer to all
shareholders if the shares are sold at a price not materially below their market price, to use the shares in connection with mergers and acquisitions or as Employee Shares, and to retire the shares
		Management	For
7.
Resolution on the authorization to issue bonds, the creation of contingent capital, and the corresponding amendments to the
Articles of Association, the Board of MDs shall be authorized, with the consent of the Supervisory Board, to issue convertible bonds and/or warrants of up to EUR 150,000,000, conferring convertible or option rights f or new shares of the Company and having a term of up to 15 years, against payment in cash, on or before 15 JUN
2011, the Board of MDs shall be authorize d, with the consent of the Supervisory Board, to exclude shareholders, subscription rights for residual amounts, the granting of such rights to
		Management	For

bondholders, and bonds conferring rights for up to 10% of the
Company's share capital if the bonds are issued at a price not materially below their market price, the Company's share capital shall be increased by up to EUR 6,515,200 through the issue of up to 6,515,200 bearer no-par shares, insofar as convertible and/or option rights are exercised as per this item [contingent capital]

COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS
MEETING. A LINK TO THE COUNTER P-ROPOSAL
INFORMATION IS AVAILABLE IN THE MATERIAL URL
SECTION OF THE APPLICATIO-N. IF YOU WISH TO ACT ON
THESE ITEMS, YOU WILL NEED TO REQUEST A MEETING
ATTEN-D AND VOTE YOUR SHARES AT THE COMPANYS
MEETING.
Non-Voting

CENTROSOLAR GROUP AG, MUENCHEN
Security	D1498F109	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	15-Jul-2008
ISIN	DE0005148506	Agenda	701628248 - Management
Item	Proposal	Type	Vote

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 24 JUN 2008, WHEREAS-THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. THI-S IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
GE-RMAN LAW. THANK YOU
Non-Voting
1.	Presentation of the financial statements and annual report for the 2007 FY wit-h the report of the Supervisory Board, the group financial statements and grou-p annual report	Non-Voting
2.	Ratification of the acts of the Board of Managing Directors	Management	For
3.	Ratification of the acts of the Supervisory Board	Management	For
4.	Appointment of the Auditors for the 2008 FY: PricewaterhouseCoopers AG, Essen	Management	For
5.
Resolution on the revocation of the existing authorized capital I and II, the creation of a new authorized capital 2008, and the correspond amendment to the Articles of Association; a) The
authorized capital I shall be revoked in respect of its unused portion; b) The authorized capital II shall be revoked in respect of its unused portion; c) The Board of Managing Directors shall be authorized, with the consent of the Supervisory Board, to increase the Company's share capital by up to EUR 7,266,654 through the issue of new bearer no-par shares against payment in cash and/or kind, on or before 14 JUL 2008, Shareholders shall be granted subscription rights except for a capital increase of up to 10% of the Company's share capital against payment in cash if the new shares are issued at a price not materially below their market price
, for a capital increase against payment in kind, for the granting of such rights to holders of bonds or profit sharing rights, and for residual amounts; d) The Articles of Association
		Management	Abstain
6.
Resolution on the revocation of the authorization to issue bonds and the corresponding contingent capital III, the authorization to issue convertible bonds, warrant bonds, profit-sharing rights, and/or profit-sharing certificates, the creation of a contingent capital 2008, and the correspond amendment to the Articles of
Association; a) The existing authorization to issue bonds and to create a contingent capital III shall be revoked; b) The Board of
Managing Directors shall be authorized, with the consent of the
Supervisory Board, to issue bearer and/or registered bonds, profit-
sharing rights, and/or pro fit-sharing certificates of up to EUR
		Management	Abstain

150,000,000, conferring convertible and/or option rights for up to
5,813,323 new shares of the Company, on or before 14 JUL 2013,
Shareholders shall be granted subscription rights except for the issue of bonds conferring convertible and/or option rights for shares of the Company of up to EUR 150,000,000 if such bonds are issued at a price not materially below their theoretical market value, for the issue of profit sharing rights or profit sharing certificates without conversion or option rights, for residual amounts, and for the granting of such rights to other bondholders;
c) The Company's share capital shall be increased accordingly by up to EUR 5, 813,323 through the issue of up to 5,813,323 new bearer no-par shares, insofar as convertible and/or option rights are exercised; d) The Articles of Association shall be amended accordingly

CENTROTHERM PHOTOVOLTAICS AG, BLAUBEUREN
Security	D1498H105	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	30-Jun-2009
ISIN	DE000A0JMMN2	Agenda	701966319 - Management
Item	Proposal	Type	Vote

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 09 JUN 2009, WHEREAS-THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. THI-S IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
GE-RMAN LAW. THANK YOU
Non-Voting
1.
Presentation of the financial statements and annual report for the
2008 FY wit-h the report of the Supervisory Board, the group financial statements, the gro-up annual report and the reports pursuant to Sections 289[4] and 315[4] of the-German
Commercial Code
Non-Voting
2.	Resolution on the appropriation of the distributable profit of EUR 14,473,303.60 as follows: EUR 14,473,303.60 shall be carried forward	Management	For
3.	Ratification of the acts of the Board of Managing Directors	Management	For
4.	Ratification of the acts of the Supervisory Board	Management	For
5.	Appointment of Auditors for the 2009 FY: Roeverbroenner KG, Berlin	Management	For
6.
Authorization to acquire own shares, the Company shall be
authorized to acquire own shares of up to 10 % Of the share
capital, at prices not deviating more than 10% from the market price of the shares, on or before 29 DEC 2010, the Board of
Managing Directors shall be authorized to dispose of the shares in a manner other than the Stock Exchange or a rights offering if they are sold at a price not materially below their market price, to use the shares for mergers and acquisitions or for satisfying conversion or option rights, and to retire the shares
		Management	For
7.
Resolution on the creation of authorized capital and the
corresponding amendment to the Articles of Association, the
Board of Managing Directors shall be authorized, with the consent of the Supervisory Board, to increase the share capital by up to
EUR 7,743,573 through the issue of new bearer no-par shares
against contributions in cash and/or kind, on or before 29 JUN
2014 [authorized capital II], shareholders, statutory subscription rights may be excluded for residual amounts and for the issue of shares in connection with mergers and acquisitions
		Management	For
8.
Resolution on the authorization to issue warrant or convertible bonds, the creation of contingent capital, and the corresponding amendment to the Articles of Association, the Board of Managing
Directors shall be authorized, with the consent of the Supervisory
Board, to issue bearer bonds of up to EUR 250,000,000 conferring convertible or option rights for shares of the Company, on or before 29 JUN 2014, shareholders shall be granted subscription rights except for residual amounts, for the granting of such rights to holders of option or convertible rights and for the issue of bonds conferring convertible or option rights for shares of the Company of up to 10% of the share capital at a price not materially below their theoretical market value, the Companys share capital shall be increased accordingly by up to EUR 2,116,238 through the
issue of up to 2,116,238 new bearer no-par shares, insofar as convertible or option rights are exercised
		Management	For
9.
Resolution on the remuneration for the Supervisory Board as of the 2009 FY, each Member of the Supervisory Board shall receive a fixed annual remuneration of EUR 20,000 [the Chairman of the
Supervisory Board shall receive twice, and the Deputy Chairman one and a half times, this amount] and an attendance fee of EUR
1,000 per Board Meeting
		Management	For
10.
Amendments to the Articles of Association in accordance with the implementation of the shareholders, rights act [ARUG]: a] Section
13, in respect of the convocation of the shareholders meeting being published in the electronic federal gazette at least 36 days prior to the meeting; b] Section 14, in respect of shareholders being entitled to participate and vote at the shareholders meeting if they register with the Company by the sixth day prior to the meeting and provide evidence of their shareholding as per the statutory record date; c] Section 15, in respect of the Board of
Managing Directors being authorized to allow the shareholders to participate in and vote at the shareholders meeting by way of electronic means of communication; d] Section 16, in respect of proxy- voting instructions being issued in written form unless stipulated otherwise by Law
		Management	For

CONERGY AG, HAMBURG
Security	D1607X108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	28-Aug-2008
ISIN	DE0006040025	Agenda	701683597 - Management
Item	Proposal	Type	Vote

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 07 AUG 2008, WHEREAS-THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. THI-S IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
GE-RMAN LAW. THANK YOU
Non-Voting
1.
Presentation of the financial statements and annual report for the
2007 FY wit-h the report of the Supervisory Board, the Group financial statements and Grou-p annual report, and the report of the Board of Managing Directors pursuant to-Sections 289(4) and
315(4) of the German Commercial Code
Non-Voting
2.a	Ratification of the acts of Messrs. Hans-Martin Rueter, Heiko Piossek, Nikolaus Krane, Edmund Stassen, Christian Langen, and Albert Christian Edelmann shall be postponed	Management	Against
2.B.1	Ratification of the acts of Mr. Dieter Ammer	Management	Against
2.B.2	Ratification of the acts of Dr. Joerg Spiekerkoetter	Management	Against
2.B.3	Ratification of the acts of Mr. Pepyn R. Dinandt	Management	Against
2.B.4	Ratification of the acts of Mr. Philip-Alexander von Schmeling- Diringshofen	Management	Against
3.1.	Ratification of the acts of the Supervisory Board: Mr. Eckhard Spoerr	Management	Against
3.2.	Ratification of the acts of the Supervisory Board: Mr.Alexander Rauschenbusch	Management	Against
3.3.	Ratification of the acts of the Supervisory Board: Mr. Dieter Ammer	Management	Against
3.4.	Ratification of the acts of the Supervisory Board: Dr. H.C. Andreas J. Buechting	Management	Against
3.5.	Ratification of the acts of the Supervisory Board: Mr.Oswald Metzger	Management	Against
3.6.	Ratification of the acts of the Supervisory Board: Mr.Andreas Rueter	Management	Against
4.	Election of Hans-Johann Baptist Jetter to the Supervisory Board	Management	Against
5.	Appointment of Auditors for the 2008 FY Deloitte + Touche GmbH, Hamburg, for the interim financial statements for the 2008 FY Deloitte + Touche GmbH, Hamburg	Management	Against
6.
Resolution on a capital increase against payment in cash the
Company's share capital of EUR 35,088,928 shall be increased by up to EUR 450,000,000 to up to EUR 485,088,928 through the
issue of up to 450,000,000 new bearer no-par shares, with
dividend entitlement from 01 JAN 2008, against payment in cash the new shares shall be issued to the shareholders at a price of
EUR 1 per share
		Management	Against
7.
Resolution on an amendment to the authorized capital 2007 and the corresponding amendment to the Articles of Association as follows: Shareholders subscription rights shall also be excluded for a capital increase of up to 10 % of the Company's share capital against cash payment if the new shares are issued at a price not materially below their market price
		Management	Against

CONERGY AG, HAMBURG
Security	D1607X108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	10-Jun-2009
ISIN	DE0006040025	Agenda	701930883 - Management
Item	Proposal	Type	Vote

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 20 MAY 2009, WHEREAS-THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. THI-S IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
GE-RMAN LAW. THANK YOU
Non-Voting
1.
Presentation of the financial statements and annual report for the
2007 FY wit-h the report of the Supervisory Board, the Group financial statements and Grou-p annual report and the report of the Board of Managing Directors pursuant to-Sections 289[4] and
315[4] of the German Commercial Code
Non-Voting
2.
Presentation of the financial statements and annual report for the
2008 FY wit-h the report of the Supervisory Board, the Group financial statements and Grou-p annual report and the report of the Board of Managing Directors pursuant to-Sections 289[4] and
315[4] of the German Commercial Code
Non-Voting
3.	Ratification of the acts of the Board of Managing Directors during the 2008 FY	Management	For
4.	Ratification of the acts of the Supervisory Board during the 2008 FY	Management	For
5.1	Ratification of the acts of individual members of the Board of Managing Directors during the 2007 FY; the acts of Mr. Hans- Martin Rueders shall not be ratified	Management	For
5.2	Ratification of the acts of individual members of the Board of Managing Directors during the 2007 FY; the acts of Mr. Heiko Piossek shall not be ratified	Management	For
5.3	Ratification of the acts of individual members of the Board of Managing Directors during the 2007 FY; the acts of Mr. Nikolaus Krane shall not be ratified	Management	For
5.4	Ratification of the acts of individual members of the Board of Managing Directors during the 2007 FY; the acts of Mr. Edmund Stassen shall not be ratified	Management	For
5.5	Ratification of the acts of individual members of the Board of Managing Directors during the 2007 FY; the acts of Mr. Christian Langen shall not be ratified	Management	For
5.6	Ratification of the acts of individual members of the Board of Managing Directors during the 2007 FY; the acts of Mr. Albert Christian Edelmann shall not be ratified	Management	For
6.A	Elections to the Supervisory Board: Mr. Klaus-Joachim Wolfgang Krauth	Management	For
6.B	Elections To The Supervisory Board: Mr. Norbert Schmelzle	Management	For
6.C	Elections to the Supervisory Board: Mr. Carl Ulrich Andreas De Maiziere	Management	For
6.D	Elections to the Supervisory Board: Mr. Bernhard Milow	Management	For
7.	Appointment of Auditors: a) for the 2009 FY: Deloitte + Touche Gmbh, Munich b) for the interim report and the interim half-year financial statements: Deloitte +Touche Gmbh, Munich	Management	For
8.
Resolution on the creation of a new authorized capital and the corresponding amendment to the Articles of Association the Board of Managing Directors shall be authorized, with the consent of the
Supervisory Board, to increase the Company's share capital by up to EUR 100,000,000 through the issue of new bearer shares
against payment in cash and/or kind, on or before 9 JUN 2014
[authorized capital 2009] shareholders shall be granted
subscription right except for residual amounts, satisfying
convertible and/or option rights, a capital increase against payment in cash for up to 10% of the Company's share capital if the shares are issued at a price not materially below the market price of the shares, and for a capital increase against payment in kind if the new especially if the shares are used in connection with mergers and acquisitions
		Management	For
9.
Resolution on the authorization to grant convertible bonds or warrants, participating or profit-sharing rights, the creation of a contingent capital and the corresponding amendment to the
Articles of Association: the Board of Managing Directors shall be authorized, with the consent of the Supervisory Board to grant bearer or registered convertible bonds or warrants, participating or profit-sharing rights or a combination of these instruments of up to
EUR 1,300,000,000, conferring option or conversion rights for bearer no-par shares of the company, on or before 09 JUN 2014;
the Board of Managing Directors shall be authorized, with the consent of the Supervisory Board, to exclude shareholders'
subscription rights for residual amounts, bonds conferring
convertible or option rights for up to 10% of the Company's share capital against payment in cash at a price not materially below the market price of the shares, and participating or profit-sharing rights with debenture-like features; the Company's share capital
s
		Management	For	For
10.	Approval of the profit transfer agreement with the Company's wholly owned subsidiary mounting systems Gmbh, effective retroactively from 01 JAN 2009 with a duration of at least 5 years	Management	For	For
11.
Resolution on the remuneration for the Supervisory Board and the corresponding amendments to Section 13 of the Articles of
Association: the fixed annual remuneration for each member of the Supervisory Board shall be increased from EUR 16,500 to
25,000 each member of the Supervisory Board shall receive an attendance fee of EUR 1,000 for every meeting of the Supervisory
Board attended; the existing attendance fee per each committee meeting of the Supervisory Board for each member attending shall be increased from EUR 500 to EUR 1,000 the limit of the variable remuneration for each member of the Supervisory Board shall be expanded from EUR 11,000 to EUR 30,000 per year
		Management	For	For

COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS
MEETING. A LINK TO THE COUNTER P-ROPOSAL
INFORMATION IS AVAILABLE IN THE MATERIAL URL
SECTION OF THE APPLICATIO-N. IF YOU WISH TO ACT ON
THESE ITEMS, YOU WILL NEED TO REQUEST A MEETING
ATTEN-D AND VOTE YOUR SHARES AT THE COMPANYS
MEETING.
Non-Voting

PHOENIX SOLAR AKTIENGESELLSCHAFT, SULZEMOOS
Security	D6086J116	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	19-May-2009
ISIN	DE000A0BVU93	Agenda	701905183 - Management
Item	Proposal	Type	Vote	For/Against Management

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 28 APR 2009, WHEREAS-THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. THI-S IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
GE-RMAN LAW. THANK YOU
Non-Voting
1.
Presentation of the financial statements and annual report for the
2008 FY wit-h the report of the Supervisory Board, the group financial statements and grou-p annual report as well as the report by the Board of MDs pursuant to Sections-289[4] and 315[4] of the
German Commercial Code
Non-Voting
2.
Resolution on the appropriation of the distributable profit of EUR
32,047,015.48 as follows: payment of a dividend of EUR 0.30 per no-par share EUR 30,041,665.48 shall be carried forward ex-
dividend and payable date: 20 MAY 2009
		Management	For	For
3.	Ratification of the acts of the Board of MDs	Management	For	For
4.	Ratification of the acts of the Supervisory Board	Management	For	For
5.	Appointment of the Auditors for the 2009 FY, the interim report and the interim half-year financial statements: AWT Horwath GmbH, Munich	Management	For	For
6.
Renewal of the authorization to acquire own shares the Company shall be authorized to acquire own shares of up to 10% of its share capital, at a price differing neither more than 5% from the market price of the shares if they are acquired through the Stock
Exchange, nor more than 20% if they are acquired by way of a repurchase offer, on or before 18 NOV 2010, the Board of MDs shall be authorized to offer the shares to all shareholders, to use the shares in connection with mergers and acquisitions if the shares are sold at a price not materially below their market price, and to retire the shares
		Management	For	For
7.
Approval of the adjustment of the Supervisory Board remuneration and the correspondence amendment to the Articles of Association each member of the Supervisory Board shall receive an additional fixed remuneration of EUR 1,500 for their membership in one or more committees of the Supervisory Board, the Chairman of a
Committee shall receive twice the amount unless he or she is also the Chairman or Deputy Chairman of the Supervisory Board, in
which case he or she shall receive the ordinary amount
		Management	For	For
8.
Amendments to the Articles of Association in connection with the implementation of the Shareholders Rights Act [ARUG] 8.1
Section 14[1], in respect of the right of attendance and the right of vote being contingent on shareholders registering in written form, in either German or English, with the Company, by the 6th day prior to the meeting, neither counting the day of receipt nor the day of the  assembly, and shareholders providing evidence of their shareholding as per the statutory record date 8.2 Section 14[8], in respect of the form in which proxy-voting instructions are issued being subject to the relevant statutory regulations 8.3, the Board of MDs shall enter the above amendments into the commercial
register only if and when the respective provisions of the ARUG come into effect
		Management	For	For
9.	Approval of the merger agreement with the Company's wholly- owned subsidiary Phoenix Solar Energy Investments AG, in respect of the said subsidiary merging into the Company	Management	For	For

PV CRYSTALOX SOLAR PLC, WANTAGE
Security	G73011101	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	28-May-2009
ISIN	GB00B1WSL509	Agenda	701931354 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the 2008 annual accounts	Management	For	For
2.	Receive and approve the 2008 Directors remuneration report	Management	For	For
3.	Declare a dividend	Management	For	For
4.	Re-appoint Grant Thornton UK LLP as the Auditor	Management	For	For
S.5	Authorize the Directors to issue and allot shares	Management	For	For
S.6	Approve to disapply statutory pre-emption rights	Management	For	For
S.7	Authorize the Company to purchase its own shares	Management	For	For
8.	Approve the adoption of the Executive Directors Deferred Share Plan	Management	For	For

Q-CELLS SE, BITTERFELD-WOLFEN
Security	D6232R103	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	18-Jun-2009
ISIN	DE0005558662	Agenda	701987565 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 577938 DUE TO A CHANGE WIT-H REGARD TO THE
MANAGEMENT RECOMMENDATION FOR RESOLUTION 12.
ALL VOTES RECEIVE-D ON THE PREVIOUS MEETING WILL
BE DISREGARDED AND YOU WILL NEED TO REINSTRUCT-
ON THIS MEETING NOTICE. THANK YOU.
Non-Voting

AS A CONDITION OF VOTING, GERMAN MARKET
REGULATIONS REQUIRE THAT YOU DISCLOSE-WHETHER
YOU HAVE A CONTROLLING OR PERSONAL INTEREST IN
THIS COMPANY. SHOULD EI-THER BE THE CASE, PLEASE
CONTACT YOUR CLIENT SERVICE REPRESENTATIVE SO
THAT WE-MAY LODGE YOUR INSTRUCTIONS
ACCORDINGLY. IF YOU DO NOT HAVE A CONTROLLING OR-
PERSONAL INTEREST, SUBMIT YOUR VOTE AS NORMAL.
THANK YOU
Non-Voting

PLEASE NOTE THAT THE TRUE RECORD DATE FOR THIS
MEETING IS 28 MAY 2009, WHEREAS-THE MEETING HAS
BEEN SETUP USING THE ACTUAL RECORD DATE - 1
BUSINESS DAY. THI-S IS DONE TO ENSURE THAT ALL
POSITIONS REPORTED ARE IN CONCURRENCE WITH THE
GE-RMAN LAW. THANK YOU
Non-Voting
1.
Presentation of the financial statements and annual report for the
2008 FY wit-h the report of the Supervisory Board, the group financial statements and grou-p annual report as well as the report by the Board of Managing Directors pursu-ant to Section 61 of the se-regulation and Sections 289(4) and 315(4) of the G-erman
Commercial Code
Non-Voting
2.
Resolution on the appropriation of the distributable profit of EUR
35,571,236.53 as follows: payment of a dividend of EUR 0.03 per preferred share EUR 34,714,518.01 shall be allocated to the other revenue reserves ex-dividend and payable date: 19 JUN 2009
		Management	For	For
3.	Ratification of the Acts of the Board of Managing Directors	Management	For	For
4.	Ratification of the acts of the Supervisory Board	Management	For	For
5.	Appointment of the Auditors: I. for the 2009 FY: KPMG AG, Leipzig; II. for the interim report and the review of the interim half- year financial statements: KPMG AG, Leipzig	Management	For	For
6.
Resolution on the revision of the stock option program 2007 as per item 7 on the agenda of the general meeting of 14 JUN 2007 and item 8 of the general meeting of 26 JUN 2008, in respect of the terms of exercise, the related revision of t he contingent capital
2007/I, and the correspondent amendment to the Articles of
Association
		Management	For	For
7.
Renewal of the authorization to issue warrant and/or convertible bonds in connection with the implementation of the Shareholders
Rights Act [ARUG], the related revision of the contingent capital
2006/1, and the correspondence amendments to the Articles of
Association the Board of Managing Directors shall be authorized, with the consent of the Supervisory Board, to issue bonds of up to
EUR 5,000,000,000, conferring a conversion or option right for
		Management	For	For

new ordinary shares of the Company, on or before 31 MAY 2014;
shareholders subscription rights shall be excluded for the issue of bonds at a price not materially below their theoretical market value, for residual amounts, and for the granting of subscription rights to the holders of previously issued bonds; the share capital shall be increased accordingly by up to EUR 43,621,323 through the issue of up to 43,621,323 new ordinary shares, insofar as conversion or option rights are exercised [contingent capital
2006/1]; the Articles of Association shall be amended accordingly

8.A	Elections to the Supervisory Board: Mr. Marcel Brenninkmeijer	Management	For	For
8.B	Elections to the Supervisory Board: Mr. Joerg Menno Harms	Management	For	For
8.C	Elections to the Supervisory Board: Mr. Richard Kauffman	Management	For	For
8.D	Elections to the Supervisory Board: Mr. Andrew Lee	Management	For	For
8.E	Elections to the Supervisory Board: Mr. Christian Reitberger	Management	For	For
8.F	Elections to the Supervisory Board: Mr. Frauke Vogler	Management	For	For
9.
Resolution on the remuneration for the first Supervisory Board of the Company as an European Company [SE]: 1) the Members of
the Supervisory Board shall receive a) a fixed annual
remuneration of EUR 25,000 b) a variable, profit-related annual remuneration of EUR 200 per million with an upper limit of EUR
25,000; 2) the Chairman of the Supervisory Board shall receive twice the amount, the Deputy Chairman shall receive 1 and a half times the amount as per 9.1, each Member of a Committee shall receive an extra remuneration of 25%, each Chairman of a
Committee an extra remuneration of 50% of the remuneration as per 9.1., this does not apply to the nomination committee; the total annual remuneration shall not exceed twice the amount, or, in the case of the Chairman, thrice the amount of the fixed annual
remuneration; 3) Members of the Supervisory Board shall be
granted an asset-liability insurance; 4) the Company shall
reimburse expenses by Members of the Supervisory Board, the
remuneration shall be granted propor
		Management	For	For
10.
Renewal of the authorization to acquire own shares the Company shall be authorized to acquire own ordinary shares of up to 10% of its share capital, at a price neither more than 5% above the market price nor below EUR 0.01, on or before 30 NOV 2010, the
Board of Managing Directors shall be authorized to use the shares for acquisition purposes or within the scope of one of its stock option programs, and to dispose of the shares in a manner other than the stock exchange or a rights offering if they are sold at a price not materially below their market price
		Management	For	For
11.
Amendment to Section 20(3) of the Articles of Association in
connection with the Shareholders Rights Act [ARUG], in respect of the Board of Managing Directors being authorized to allow the audio visual transmission of shareholders meetings, especially via the internet the Board of Managing Directors shall enter the amendment into the commercial register only if and when the
respective provision of the ARUG comes into effect a shareholder has put forth the following additional item for resolution
		Management	For	For
12.
Resolution on the revocation of the existing authorized capital, the creation of a new authorized capital, and the correspondence amendment to the Articles of Association the Board of Managing
Directors shall be authorized, with the consent of the Supervisory
Board to increase the Company's share capital by up to EUR
54,526,653 through the issue of up to 54,526,653 new no-par
shares against payment in cash and/or kind, on or before 31 MAY
		Management	For	For

2014; the Board of Managing Directors shall be authorized, with the consent of the Supervisory Board, to exclude shareholders subscription rights for a capital increase against payment in kind, especially in connection with mergers and acquisitions, residual amounts or a capital increase against payment in cash of the shares are sold at a price not materially below the market price of the shares, and to use the shares as employee shares

RENEWABLE ENERGY CORPORATION AS, HOVIK
Security	R7199U100	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	19-May-2009
ISIN	NO0010112675	Agenda	701935631 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING
ID 543236 DUE TO SPLITTING OF-RESOLUTION 7. ALL
VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE
DISREGARDED-AND YOU WILL NEED TO REINSTRUCT ON
THIS MEETING NOTICE. THANK YOU.
Non-Voting

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
1.	Opening of the meeting by the Chairman of the Board and registration of attending Shareholders	Management	For	For
2.	Elect Mr. Thomas Aanmoen as the Chairman of the meeting, Mr. Reidar Lund is elected to co-sign the minutes with the Chairman	Management	For	For
3.	Approve the notice of the meeting and the agenda	Management	For	For
4.
Approve the remuneration for the period between 19 MAY 2008 to
19 MAY 2009 for the Chairman of the Board, Board Members,
Members of the Board Committees and Members of the
Nomination Committee is [all amounts in NOK] as specified
		Management	For	For
5.	Approve the Auditor's remuneration of NOK 2,240,000 for the audit work with the annual accounts of Renewable Energy Corporation ASA for the accounting year of 2008	Management	For	For
6.	Approve the annual financial statements and the annual report from the Board for 2008 and the profit for 2008 shall be distributed to other equity and that dividend will not be paid for the FY	Management	For	For
7.1	Approve the statement of the Board regarding compensation to leading employees	Management	For	For
7.2	Approve the statement of the Board regarding the stock option program	Management	For	For
8.	Amend the last sentence of Section 5 of the Articles of Association as follows: "The Board Members are elected for a period of one year at the time"	Management	For	For
9.
Authorize the Board to increase the share capital by up to NOK
49,000,000 in one or more share issues for the purpose of
ensuring that the Company has sufficient financial flexibility with respect to capital expenditure and related working capital
requirements and acquisitions; the authority also includes capital increases in connection with mergers; and to increase the share capital by maximum NOK 100,000,000 in one or more share
		Management	For	For

issues for the purpose of fulfilling the obligations of the Company under the Share Purchase Program for the employees; the
subscription price and subscription terms shall be decided by the
Board in connection with each share issue, taking into
consideration the Company's requirements and the shares' market value at the relevant time shares may be issued for contribution in form of cash or by transfer of other assets [contribution in kind];
existing shareholder's pre-emptive rights to subscribe for Shares may be waived by the Board upon exercise of these authorities;
these authorities replace all previous authorities to issue Shares;
[Authority expires at the AGM in 2010, but in any case not later than 15 months from the date of this General Meeting]; and to make necessary changes to the Articles of Association upon
exercise of these authorities

10.
Authorize the Board to acquire shares in Renewable Energy
Corporation ASA, on behalf of the Company, for one or more of the following purposes: in order to maximize the return for the shareholders; fulfillment of the Company's obligations under the
Share Purchase Program for the employees; in connection with the Long Term Incentive Plan of the Company [LTIP 2007]; the
authority covers purchase of up to 10% of the face value of the share capital of the Company, refer the Act Sections 9-2 and 9-3;
shares may be acquired at minimum NOK 10 per share and
maximum NOK 500 per share; the shares shall be acquired and
disposed of through ordinary purchase and sale; [Authority is valid until the AGM in 2010 or until it is revoked by a general meeting resolution passed with simple majority], the decision shall be notified to and registered by the Norwegian Registry of Business
Entities prior to acquiring any shares pursuant to the authority
		Management	For	For
11.
Authorize the Board to raise one or more loans where the Creditor is entitled to require issue of shares in order to ensure that the
Company has sufficient financial flexibility with respect to capital expenditures and related working capital requirements and/or mergers and acquisitions; the loans shall not exceed a total amount of NOK 49,000,000, and the share capital increase shall not exceed NOK 49,000,000; the conditions for the loans shall be determined by the Board at each subscription with regard to the need of the Company and the market price of the shares at that time, existing shareholders' pre-emptive rights to subscribe for
Shares may be waived by the Board upon exercise of the
authority; [Authority shall expire at the AGM in 2010 but in any event not later than 15 months from the date of this general meeting]; and to make necessary changes to the Articles of
Association in relation to execution of the authority
		Management	For	For
12.1	Elect Mr. Dag Opedal as a new Director	Management	For	For
12.2	Elect Ms. Grace Skaugen as a new Director	Management	For	For
12.3	Elect Mr. Hilde Myrberg as a new Director	Management	For	For
12.4	Elect Mr. Odd Hansen as a new Director	Management	For	For
13.1	Elect Mr. Torkild Nordberg [Committee Chair] as a Member of Nominating Committee	Management	For	For
13.2	Elect Mr. Christian Berg as a Member of Nominating Committee	Management	For	For

RENEWABLE ENERGY CORPORATION AS, HOVIK
Security	R7199U100	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	05-Jun-2009
ISIN	NO0010112675	Agenda	701971245 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
1.	Opening of the meeting by the Chairman of the Board and registration of attending shareholders and proxies	Management	For	For
2.	Elect Mr. Thomas Aanmoen as a Chairman of the meeting and at least 1 person to sign the minutes together with the Chairman	Management	For	For
3.	Approve the notice of the meeting and the agenda	Management	For	For
4.
Approve to increase the share capital with minimum NOK
40,000,000 and maximum NOK 400,000,000, from NOK
494,314,725 to minimum NOK 534,314,725 and maximum NOK
894,314,725, by issuance of between 40,000,000 and
400,000,000 new shares of nominal value NOK 1 each the final number of shares to be issued shall be determined by the Board prior to start of the subscription period; the Company's
shareholders as per 05 JUN 2009 shall have preferential rights to subscribe for the new shares Tradable subscription rights will be issued Oversubscription and subscription without subscription rights is permitted; the Company shall issue a prospectus
approved by Oslo Bors in connection with the capital increase unless the Board decides otherwise, the prospectus shall not be registered with or approved by any foreign authorities other than
Oslo Bors the new shares cannot be subscribed for by investors in jurisdictions in which it is not permitted to offer new shares to the investors in question without the registration or app
		Management	For	For

Market Vectors Agribusiness ETF

ABB GRAIN LTD
Security	Q0010P104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	25-Feb-2009
ISIN	AU000000ABB9	Agenda	701803810 - Management
Item	Proposal	Type	Vote	For/Against Management

1.	To discuss the Company's financial report and reports of the Directors and the-Auditors in respect of the FYE 30 SEP 2008	Non-Voting
2.	Re-elect Mr. Max Venning as a Director, who retires in accordance with the Constitution	Management	For	For
3.	Re-elect Mr. Ross Johns as a Director, who retires in accordance with the Constitution	Management	For	For
4.	Re-elect Mr. Paul Daniel as a Director, who retires in accordance with the Constitution	Management	For	For
5.	Adopt the remuneration report for the FYE 30 SEP 2008	Management	For	For

AWB FIN LTD
Security	Q12332104	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	22-Oct-2008
ISIN	AU000000AWB5	Agenda	701661818 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT THIS IS AN OGM. THANK YOU	Non-Voting
S.1	Amend the constitution by omitting Article 2	Management	For	For

S.2

Amend, subject to the Special resolution 1 being passed at this meeting and also at a meeting of A class shareholders in
accordance with Article 4.1 of the Company's constitution, that the company, the Constitution by omitting paragraph (a) of the Article
12.17 and substituting the Articles 12.17, 12.18 and 12.19 apply despite anything else in this Constitution, Articles 12.17, 12.18, and 12.19 will cease to apply on the date that is 3years after the date the Redemption event occurs
                                 Mangagement                  For          For

AWB FIN LTD
Security	Q12332104	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	22-Oct-2008
ISIN	AU000000AWB5	Agenda	701711827 - Management
Item	Proposal	Type	Vote	For/Against Management
S.1	Adopt the new Constitution of the Company as specified, in substitution for the existing Constitution of the Company	Management	For	For
2.a	Re-elect Mr. Steve Chamarettee as a Director, who retires from office in accordance with the New Constitution	Management	For	For
2.b	Re-elect Mr. Brendan Fitzgerald as a Director, who retires from office in accordance with the New Constitution	Management	For	For

AWB FIN LTD
Security	Q12332104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	10-Feb-2009
ISIN	AU000000AWB5	Agenda	701796469 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the Company's financial report, the Director's report and the Auditor'-s report for the FYE 30 SEP 2008	Non-Voting
2.A	Elect Mr. John Schmoll as a Director who retires in accordance with the Company's Constitution	Management	For	For
2.B	Elect Mr. Fred Grimwade as a Director who retires in accordance with the Company's Constitution	Management	For	For
3.	Adopt the remuneration report [which forms part of the Directors' report] for the YE 30 SEP 2008	Management	For	For

CHINA AGRI-INDUSTRIES HLDGS LTD
Security	Y1375F104	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	30-Sep-2008
ISIN	HK0606037437	Agenda	701708058 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Approve to revise the maximum aggregate transaction value of the purchases from COFCO Group [as specified in the Circular]
pursuant to the Mutual Supply Agreement [as specified in the
Circular] for the YE 31 DEC 2008 to RMB 34,119.29 million and that the maximum aggregate transaction value of the sales to
COFCO Group pursuant to the Mutual Supply Agreement [as
specified in the Circular] for the YE 31 DEC 2008 to RMB 2,236.3
Million
		Management	For	For
2.
Approve to revise the maximum aggregate transaction value of the purchases from Wilmar Group pursuant to the Oil-related
Mutual Supply Agreement [as specified in the Circular] for the YE
31 DEC 2008 to RMB 3,640.0 Million and that the maximum
aggregate transaction value of the sales to the Wilmar Group pursuant to the Oil-related Mutual Supply Agreement [as specified in the Circular] for the YE 31 DEC 2008 to RMB 5,668.0 million
	Management	For	For
3.
Approve to revise the maximum aggregate transaction value of the sales to COFCO Foods pursuant to the Oil-related Mutual
Supply Agreement [as specified in the Circular] for the YE 31 DEC
2008 to RMB 7,000 million
	Management	For	For

4.
Approve and ratify the ADM Mutual Supply Agreement dated 20
AUG 2008 relating to the mutual supply of raw materials

Management	For For
and
products and ancillary equipment and services between ADM and the Group and that the maximum aggregate annual transaction
value in respect of the products and services to be supplied by
ADM to the Group pursuant to the ADM Mutual Supply Agreement for the YE 31 DEC 2008 be fixed at RMB 9,690 million; and that the maximum aggregate annual transaction value in respect of the products and services to be supplied by the Group to ADM
pursuant to the ADM Mutual Supply Agreement for the YE 31
DEC 2008 be fixed at RMB 1,112 million

CHINA AGRI-INDUSTRIES HLDGS LTD
Security	Y1375F104	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	23-Dec-2008
ISIN	HK0606037437	Agenda	701782129 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE IN 'FAVOR' OR 'AGAINST' FOR-ALL RESOLUTIONS. THANK YOU.	Non-Voting
1.
Approve and ratify, the New COFCO Mutual Supply Agreement
[as specified in the circular to shareholders of the Company dated
06 DEC 2008 [Circular]] dated 21 NOV 2008 relating to the mutual supply of raw materials, products, finance, logistics, agency and other related services between the COFCO Group [as specified in the Circular] and the Group [as specified in the Circular]; and that the maximum aggregate annual transaction value in respect of the products and services to be supplied by the COFCO Group to the
Group pursuant to the New COFCO Mutual Supply Agreement for
the 3 YE 31 DEC 2011 be fixed at RMB 39,170.9 million, RMB
49,545.2 million and RMB 55,011 .4 million, respectively; and that the maximum aggregate annual transaction value in respect of the products and services to be supplied by the Group to the COFCO
Group pursuant to the New COFCO Mutual Supply Agreement for
the 3 YE 31 DEC 2011 be fixed at RMB 5,822.4 million, RMB
7,451.6 million and RMB 9,750.4 million, respectively
		Management	For	For
2.
Approve and ratify, the Wilmar Mutual Supply Agreement [as
specified in the Circular] dated 21 NOV 2008 relating to the mutual supply of raw materials, products, logistics and other related services between the Wilmar International Group [as specified in the Circular] and the Group (as specified in the Circular); and that the maximum aggregate annual transaction value in respect of the products and services to be supplied by the Wilmar International
Group to the Group pursuant to the Wilmar Mutual Supply
Agreement for the 3 YE 31 DEC 2011 be fixed at RMB 7,403.0
million, RMB 8,813.3 million and RMB 10,505.5 million
respectively; and that the maximum aggregate annual transaction value in respect of the products and services to be supplied by the
Group to the Wilmar International Group pursuant to the Wilmar
Mutual Supply Agreement for the 3 YE 31 DEC 2011 be fixed at
RMB 9,088.4 million, RMB 10,933.2 million and RMB 13,057.6
million, respectively
	Management	For	For
3.
Approve and ratify, the China Foods Supply Agreement [as
specified in the Circular] dated 21 NOV 2008 relating to the supply of raw materials, products, logistics and other services by the
Company and its subsidiaries to China Foods [as specified in the
Circular] and its subsidiaries; and that the maximum aggregate annual transaction value in respect of the products and services to be supplied by the Company and its subsidiaries to China Foods and its subsidiaries pursuant to the China Foods Supply
Agreement for the 3 YE 31 DEC 2011 be fixed at RMB 12,855.5
million, RMB 16,739.1 million and RMB 21,388.0 million,
respectively
	Management	For	For
4.
Approve and ratify, the New COFCO ADM Mutual Supply
Agreement [as specified in the Circular] dated 21 NOV 2008
relating to the mutual supply of edible oils, oilseeds, oilseeds meal, packaging materials, packaging services, finance, and other related materials and services between COFCO ADM [as
specified in the Circular] and its associates and the Group [other than COFCO ADM]; that the maximum aggregate annual
transaction value in respect of the products and services to be supplied by the COFCO ADM and its associates to the Group
[other than COFCO ADM] pursuant to the New COFCO ADM
Mutual Supply Agreement for the 3YE 31 DEC 2011 be fixed at
RMB 2,420.8 million, RMB 2,835.2 million and RMB 3,332.3
million, respectively; and that the maximum aggregate annual transaction value in respect of the products and services to be supplied by the Group [other than COFCO ADM] to COFCO ADM
and its associates pursuant to the New COFCO ADM Mutual
Supply Agreement for the 3YE 31 DEC 2011 be fixed at RMB
3,283.6 million, RMB 3,828.8 million and RMB 4,436.4 million, respectively
	Management	For	For
5.
Approve and ratify, the New ADM Mutual Supply Agreement [as
specified in the Circular] dated 21 NOV 2008 relating to the mutual supply of the ADM Products [as specified in the Circular] between
ADM Group [as specified in the Circular] and the Group; that the maximum aggregate annual transaction value in respect of the
ADM Products to be supplied by the ADM Group to the Group
pursuant to the New ADM Mutual Supply Agreement for the 3YE
31 DEC 2011 be fixed at RMB 16,144.0 million, RMB 17,966.0
million and RMB 20,285.6 million, respectively; and that the maximum aggregate annual transaction value in respect of the
ADM Products to be supplied by the Group to the ADM Group
pursuant to the New ADM Mutual Supply Agreement for the 3YE
31 DEC 2011 be fixed at RMB 2,720.2 million, RMB 2,871.6
million and RMB 3,039.3 million, respectively
	Management	For	For
6.
Approve and ratify, the New Lude Mutual Supply Agreement [as specified in the Circular] dated 21 NOV 2008 relating to the mutual supply of the raw materials, products and the related services
[including wheat] between Dezhou Grains [as specified in the
Circular) and its associates and the Group; that the maximum aggregate annual transaction value in respect of the raw
materials, products and the related services [including wheat] to be supplied by Dezhou Grains and its associates to the Group pursuant to the New Lude Mutual Supply Agreement for the 3YE
31 DEC 2011 be fixed at RMB 197.0 million, RMB 424.2 million and RMB 686.3 million, respectively; and that the maximum
aggregate annual transaction value in respect of the raw
materials, products and the related services [including wheat] to be supplied by the Group to Dezhou Grains and its associates pursuant to the New Lude Mutual Supply Agreement for the 3 YE
31 DEC 2011 be fixed at RMB 320.0 million, RMB 691.2 million and RMB 1,11 9.7 million, respectively
	Management	For	For
7.
Approve and ratify, the New No. 2 Storage Mutual Supply
Agreement [as specified in the Circular] dated 21 NOV 2008
relating to the mutual supply of the raw materials, products and the related services [including wheat] between No. 2 Storage [as specified in the Circular] and its associates and the Group be; that the maximum aggregate annual transaction value in respect of the raw materials, products and the related services [including wheat]
to be supplied by No. 2 Storage and its associates to the Group pursuant to the New No. 2 Storage Mutual Supply Agreement for
the 3 YE 31 DEC 2011 be fixed at RMB 392.0 million, RMB 634.8 million and RMB 913.8 million, respectively; and that the
maximum aggregate annual transaction value in respect of the raw materials, products and the related services [including wheat]
to be supplied by the Group to No. 2 Storage and its associates pursuant to the New No. 2 Storage Mutual Supply Agreement for
the 3 YE 31 DEC 2011 be fixed at RMB 515.0 million, RMB 901.8 million and RMB 1,347.2 million, respectively

8.
Approve and ratify, the Toyota Tsusho Mutual Supply Agreement
[as specified in the Circular] dated 21 NOV 2008 relating to the mutual supply of raw materials, products and services including bread, rice, yeast, other related products, technology and services between Toyota Tsusho [as specified in the Circular] and its associates and the Group; that the maximum aggregate annual
transaction value in respect of the raw materials, products and services including bread, rice, yeast, other related products, technology and services to be supplied by Toyota Tsusho and its associates to the Group pursuant to the Toyota Tsusho Mutual
Supply Agreement for the 3 YE 31 DEC 2011 be fixed at RMB 7.0 million, RMB 14.8 million and RMB 23.5 million, respectively; and
that the maximum aggregate annual transaction value in respect of the raw materials, products and services including bread, rice, yeast, other related products, technology and services to be supplied by the Group to Toyota Tsusho and its associates
pursuant to the Toyota Tsusho Mutual Supply Agreement for the 3
YE 31 DEC 2011 be fixed at RMB 106.5 million, RMB 171.4
million and RMB 239.0 million, respectively

9.
Approve and ratify, the Hakubaku Mutual Supply Agreement [as specified in the Circular] dated 21 NOV 2008 relating to the mutual supply of raw materials, products, technology and related services including noodles, flours and other related products technology and services between Hakubaku [as specified in the Circular] and its associates and the Group; that the maximum aggregate annual transaction value in respect of the raw materials, products, technology and related services including noodles, flours and other related products technology and services to be supplied by
Hakubaku and its associates to the Group pursuant to the
Hakubaku Mutual Supply Agreement for 3 YE 31 DEC 2011 be
fixed at RMB 2.0 million, RMB 4.0 million and RMB 6.0 million, respectively; and that the maximum aggregate annual transaction value in respect of the raw materials, products, technology and related services including noodles, flours and other related products technology and services to be supplied by the Group to
Hakubaku and its associates pursuant to the Hakubaku Mutual
Supply Agreement for the 3 YE 31 DEC 2011 be fixed at RMB
390.0 million, RMB 766.8 million and RMB 1,201.4 million,
respectively

10.
Approve and ratify, the Xiamen Seashine Mutual Supply
Agreement [as specified in the Circular] dated 21 NOV 2008
relating to the mutual supply of raw materials, products and related services including wheat, flour, other relevant products and services between Xiamen Seashine [as specified in the Circular]
and its associates and the Group; that the maximum aggregate annual transaction value in respect of the raw materials, products and related services including wheat, flour, other relevant products and services to be supplied by Xiamen Seashine and its
associates to the Group pursuant to the Xiamen Seashine Mutual
Supply Agreement for the 3 YE 31 DEC 2011 be fixed at RMB
97.5 million, RMB 210.6 million and RMB 341.2 million,

respectively; and that the maximum aggregate annual transaction value in respect of raw materials, products and related services including wheat, flour, other relevant products and services to be supplied by the Group to Xiamen Seashine and its associates
pursuant to the Xiamen Seashine Mutual Supply Agreement for
the 3 YE 31 DEC 2011 be fixed at RMB 240.0 million, RMB 518.4 million and RMB 839.8 million, respectively

11.
Approve and ratify, the Zhengzhou Flour Mutual Supply
Agreement [as specified in the Circular] dated 21 NOV 2008
relating to the mutual supply of raw materials, products and services including wheat between Zhengzhou Flour [as specified in the Circular] and its associates and the Group; that the
maximum aggregate annual transaction value in respect of the raw materials, products and services including wheat to be
supplied by Zhengzhou Flour and its associates to the Group
pursuant to the Zhengzhou Flour Mutual Supply Agreement for the
3 YE 31 DEC 2011 be fixed at RMB 97.5 million, RMB 210.6
million and RMB 341.2 million, respectively; and that the
maximum aggregate annual transaction value in respect of raw materials, products and services including wheat to be supplied by the Group to Zhengzhou Flour and its associates pursuant to the
Zhengzhou Flour Mutual Supply Agreement for the 3 YE 31 DEC
2011 be fixed at RMB 97.5 million, RMB 210.6 million and RMB
341.2 million, respectively
		Management	For	For
12.
Approve and ratify, the No. 5 Storage Mutual Supply Agreement
[as specified in the Circular] dated 21 NOV 2008 relating to the mutual supply of raw materials, products and services [including wheat] between No. 5 Storage [as specified in the Circular] and its associates and the Group; that the maximum aggregate annual
transaction value in respect of the raw materials, products and services [including wheat] to be supplied by No. 5 Storage and its associates to the Group pursuant to the No. 5 Storage Mutual
Supply Agreement for the 3 YE 31 DEC 2011 be fixed at RMB
392.0 million, RMB 634.8 million and RMB 913.8 million,
respectively; and that the maximum aggregate annual transaction value in respect of raw materials, products and services [including wheat] to be supplied by the Group to No. 5 Storage and its
associates pursuant to the No. 5 Storage Mutual Supply
Agreement for the 3 YE 31 DEC 2011 be fixed at RMB 515.0
million, RMB 901.8 million and RMB 1,347.2 million, respectively
		Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF ACTUAL RECORD DATE. IF Y-OU HAVE ALREADY SENT
IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY
FORM UNLES-S YOU DECIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting

CHINA AGRI-INDUSTRIES HLDGS LTD
Security	Y1375F104	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	24-Mar-2009
ISIN	HK0606037437	Agenda	701837328 - Management
Item	Proposal	Type	Vote	For/Against Management
PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR "AGAINST" ONLY-FOR ALL THE RESOLUTIONS. THANK YOU.		Non-Voting
1.
Approve and ratify the execution of the Share Sale and Purchase
Agreement dated 17 FEB 2009 and entered into between the
Company and COFCO [Hong Kong] Limited in relation to the
purchase of all issued shares of Kindgain Limited ["Kindgain
Share Purchase Agreement"], a copy of which has been produced to the meeting marked "A" and initialed by the Chairman of the meeting for identification purpose, and the performance by the
Company thereof, and the transactions contemplated; and
authorize any 1 or more of the Directors to sign or execute such other documents or supplemental agreements or deeds on behalf of the Company and to do all such things and take all such actions as he or they may consider necessary or desirable for the purpose of giving effect to the Kindgain Share Purchase Agreement and completing the transactions contemplated therein with such
changes as any such Director(s) may consider necessary,
desirable or expedient; and to issue and allot 160,650,093 shares of HKD 0.10 each in the share capital of the Company to COFCO
[Hong Kong] Limited upon the completion of the Kindgain Share
Purchase Agreement
		Management	For	For
2.
Approve and ratify the execution of the Share Sale and Purchase
Agreement dated 17 FEB 2009 and entered into between the
Company and COFCO [Hong Kong] Limited in relation to the
purchase of all issued shares of Uptech Investments Limited
["Uptech Investments Share Purchase Agreement"], a copy of
which has been produced to the meeting marked "B" and initialed by the Chairman of the meeting for identification purpose, and the performance by the Company thereof, and the transactions
contemplated; and authorize any 1 or more of the Directors to sign or execute such other documents or supplemental agreements or deeds on behalf of the Company and to do all such things and take all such actions as he or they may consider necessary or desirable for the purpose of giving effect to the Uptech
Investments Share Purchase Agreement and completing the
transactions contemplated therein with such changes as any such
Director(s) may consider necessary, desirable or expedient; and
to issue and allot 15,113,975 shares of HKD 0.10 each in the share capital of the Company to COFCO [Hong Kong] Limited
upon the completion of the Uptech Investments Share Purchase
Agreement
		Management	For	For
3.
Approve and ratify the execution of the Share Sale and Purchase
Agreement dated 17 FEB 2009 and entered into between the
Company and COFCO [Hong Kong] Limited in relation to the
purchase of all issued shares of Cheerlink International Limited
["Cheerlink International Share Purchase Agreement"], a copy of which has been produced to the meeting marked "C" and initialed by the Chairman of the meeting for identification purpose, and the performance by the Company thereof, and the transactions
contemplated; and authorize any 1 or more of the Directors to sign
		Management	For	For

or execute such other documents or supplemental agreements or deeds on behalf of the Company and to do all such things and take all such actions as he or they may consider necessary or desirable for the purpose of giving effect to the Cheerlink
International Share Purchase Agreement and completing the
transactions contemplated therein with such changes as any such
Director(s) may consider necessary, desirable or expedient; and
to issue and allot 73,489,345 shares of HKD 0.10 each in the share capital of the Company to COFCO [Hong Kong] Limited
upon the completion of the Cheerlink International Share
Purchase Agreement

4.
Approve and ratify the execution of the Share Sale and Purchase
Agreement dated 17 FEB 2009 and entered into between the
Company and COFCO [Hong Kong] Limited in relation to the
purchase of all issued shares of Parkwing Limited ["Parkwing
Share Purchase Agreement"], a copy of which has been produced to the meeting marked "D" and initialed by the Chairman of the meeting for identification purpose, and the performance by the
Company thereof, and the transactions contemplated; and
authorize any 1 or more of the Directors to sign or execute such other documents or supplemental agreements or deeds on behalf of the Company and to do all such things and take all such actions as he or they may consider necessary or desirable for the purpose of giving effect to the Parkwing Share Purchase Agreement and completing the transactions contemplated therein with such
changes as any such Director(s) may consider necessary,
desirable or expedient; and to issue and allot 14,373,070 shares of HKD 0.10 each in the share capital of the Company to COFCO
[Hong Kong] Limited upon the completion of the Parkwing Share
Purchase Agreement
		Management	For	For
5.
Approve and ratify the execution of the Assets Purchase
Agreement dated 17 FEB 2009 and entered into between COFCO
Bio-chemical Energy [Gongzhuling] Company Ltd ["COFCO
Gongzhuling"] and Jilin COFCO Bio-chemical Company Ltd in
relation to the purchase of assets by COFCO Gongzhuling
["Assets Purchase Agreement"], a copy of which has been
produced to the meeting marked "E" and initialed by the Chairman of the meeting for identification purpose, and the performance by
COFCO Gongzhuling thereof, and the transactions contemplated;
authorize any 1 or more of the Directors to sign or execute such other documents or supplemental agreements or deeds and to do all such things and take all such actions as he or they may
consider necessary or desirable for the purpose of giving effect to the Assets Purchase Agreement and completing the transactions contemplated therein with such changes as any such Director(s)
may consider necessary, desirable or expedient
		Management	For	For

CHINA AGRI-INDUSTRIES HLDGS LTD
Security	Y1375F104	Meeting Type
Ticker Symbol	Meeting Date
ISIN	HK0606037437	Agenda
Item	Proposal
PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR "AGAINST" FOR-THIS RESOLUTION. THANK YOU.
1.
Approve the execution of the Joint Venture Agreement [the "JV
Agreement"] dated 16 MAR 2009 and entered into between Excel
Joy International Company Limited ["Excel Joy"] and COFCO
Limited in relation to the establishment of Tianjin COFCO Excel
Joy Lingang Storage Company Limited [the "New JV Co"], a copy of which as been produced to the meeting marked "A" and
initiated by the Chairman of the meeting for identification purpose, adoption of the articles of association of the New JV Co ["New JV
Articles"] and the performance by Excel Joy of the transactions contemplated; and authorize any 1 or more of the Directors of the
Company [the "Directors"] to sign or execute such other
documents or supplemental agreements or deeds on behalf of the
Company and to do all such things and take all such actions as he or they may consider necessary or desirable for the purpose of giving effect to the JV Agreement and the New JV Articles and the transactions contemplated therein with such changes as any
Director's may consider necessary, desirable or expedient

CHINA AGRI-INDUSTRIES HLDGS LTD
Security	Y1375F104	Meeting Type
Ticker Symbol	Meeting Date
ISIN	HK0606037437	Agenda
Item	Proposal
PLEASE NOTE IN THE HONG KONG MARKET THAT A VOTE OF "ABSTAIN" WILL BE TREATED T-HE SAME AS A "TAKE NO ACTION" VOTE.
1.	Receive, approve and adopt the audited consolidated financial statements of the Company and its subsidiaries and the reports of the Directors and the Auditors for the YE 31 DEC 2008
2.	Approve a final dividend of HK 13.6 cents per share for the YE 31 DEC 2008
3.a.i	Re-elect Mr. Ning Gaoning as an Non-Executive Director and the Chairman of the Board of Directors of the Company
3.aii	Re-elect Mr. Lu Jun as an Executive Director of the Company
3aiii	Re-elect Mr. Victor Yang as an Independent Non-Executive Director of the Company
3.b	Authorize the Board of Directors of the Company to fix the above Executive Directors' and Non-Executive Directors remuneration
4.	Re-appoint the Auditors and authorize the Board of Directors of the Company to fix their remunerations
5.A
Authorize the Directors, subject to this resolution, to allot, issue and deal with additional shares in the capital of the Company or securities convertible into such shares, options, warrants or similar rights to subscribe for any shares in the Company, and to make and grant offers, agreements and options which would or might require the exercise of such power, agreements and options which would or might require the exercise of such power after the end of the relevant period, the aggregate nominal amount of share
capital allotted or agreed conditionally or unconditionally to be allotted [whether pursuant to an option or otherwise] by the
Directors pursuant to the approval in this resolution otherwise than pursuant to the shares of the Company issued as a result of a
Rights Issue [as specified in this resolution] or pursuant to the exercise of options under any existing share option scheme of the
Company or similar arrangement or any scrip dividend or similar arrangement providing for the allotment of shares of the Company in lieu of the whole or part of the dividend on the shares of the
Company in accordance with the Company's Articles of
Association, shall not exceed 20% of the aggregate nominal
amount of the share capital of the Company in issue as at the date of passing of this resolution and the said approval shall be limited accordingly; [Authority expire the earlier of the conclusion of the next AGM of the Company or the end of the period within which the next AGM of the Company is required by the Articles of
Association of the Company or any applicable Law of Hong Kong to be held]

5.B
Authorize the Directors of the Company, subject to this resolution, to repurchase its own shares on the Stock Exchange of Hong
Kong Limited [the Stock Exchange] or on any other Stock
Exchange on which the securities of the Company may be listed and recognized by the securities and Futures Commission and the
Stock Exchange for this purpose, subject to and in accordance with all applicable laws and requirements of the Rules Governing the Listing of Securities on the Stock Exchange or of any other stock exchange on which the securities of the Company may be listed as amended from time to time, generally and
unconditionally, the aggregate nominal amount of shares of the
Company to be repurchased by the Company pursuant to this
resolution during the relevant period shall not exceed 10% of the aggregate nominal amount of the share capital of the Company in issue as at the date of passing of this resolution and the said approval shall be limited accordingly
		Management	For	For
5.C
Approve, conditional upon Resolutions 5A and 5B of the notice of
AGM of which this resolution forms part being passed, the
aggregate nominal amount of shares in the capital of the
Company which is repurchased by the Company under the
authority granted to the Directors as mentioned in such Resolution
5B shall be added to the aggregate nominal amount of share
capital that may be allotted or agreed conditionally or
unconditionally to be allotted by the Directors the Company
pursuant to such Resolution 5A, provided that the amount of share capital repurchased by the Company shall not exceed 10% of the total nominal amount of the share capital of the Company in issue on the date of this resolution
		Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF CONSERVATIVE RECORD DATE-. IF YOU HAVE ALREADY
SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS
PROXY FORM-UNLESS YOU DECIDE TO AMEND YOUR
ORIGINAL INSTRUCTIONS. THANK YOU.
Non-Voting

GLANBIA PLC
Security	G39021103	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	13-May-2009
ISIN	IE0000669501	Agenda	701902682 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and approve the financial statements for the YE 03 JAN 2009 and the reports of the Directors' and the Auditors thereon	Management	For	For
2.	Declare a final dividend of 3.76 cent per share on the ordinary shares for the YE 03 JAN 2009	Management	For	For
3.A	Re-appoint Mr. H. Corbally as a Director, who retires in accordance with the Articles of Association of the Company	Management	For	For
3.B	Re-appoint Mr. E. Fitzpatrick as a Director, who retires in accordance with the Articles of Association of the Company	Management	For	For
3.C	Re-appoint Mr. J. Gilsenan as a Director, who retires in accordance with the Articles of Association of the Company	Management	For	For
3.D	Re-appoint Mr. P. Haran as a Director, who retires in accordance with the Articles of Association of the Company	Management	For	For
3.E	Re-appoint Mr. L. Herlihy as a Director, who retires in accordance with the Articles of Association of the Company	Management	For	For
3.F	Re-appoint Mr. J. Liston as a Director, who retires in accordance with the Articles of Association of the Company	Management	For	For
3.G	Re-appoint Mr. M. Merrick as a Director, who retires in accordance with the Articles of Association of the Company	Management	For	For
3.H	Re-appoint Mr. K. Toland as a Director, who retires in accordance with the Articles of Association of the Company	Management	For	For
4.A	Re-appoint Mr. J. Callaghan as a Director, who retires in accordance with the provisions of the 2006 Combined Code of the Irish Stock Exchange Limited and the London Stock Exchange Plc	Management	For	For
4.B	Re-appoint Mr. W. Murphy as a Director, who retires in accordance with the provisions of the 2006 Combined Code of the Irish Stock Exchange Limited and the London Stock Exchange Plc	Management	For	For
4.C	Re-appoint Mr. V. Quinlan as a Director, who retires in accordance with the provisions of the 2006 Combined Code of the Irish Stock Exchange Limited and the London Stock Exchange Plc	Management	For	For
5.A	Re-appoint Mr. A. O'Connor as a Director, who retires in accordance with the Articles of Association of the Company	Management	For	For
5.B	Re-appoint Mr. R. Prendergast as a Director, who retires in accordance with the Articles of Association of the Company	Management	For	For
6.	Authorize the Directors to fix the remuneration of the Auditors for the 2009 FY	Management	For	For
7.
Authorize the Directors, for the purposes of Section 20 of the
Companies [Amendment] Act, 1983, to allot relevant securities
[within the meaning of Section 20 of the Act] up to an nominal value of EUR 746,658.96 [being 4.24% of the nominal value of the
Company's issued share capital as at the latest practicable date prior to the publication of this Circular]; [Authority expires the earlier of the conclusion of the next AGM of the Company is held in the year 2010 or 15 months]; and the Directors may allot
relevant securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
		Management	For	For
S.8
Authorize the Directors of the Company, pursuant to Section 24(1)
of the Companies [Amendment] Act, 1983, to allot equity
securities [as specified by Section 23 of the Act] for cash pursuant to the authority conferred by the ordinary resolution of the
Company passed as Resolution 7 in the notice of this meeting as if Section 23(1) of that Act did not apply to any such allotment, provided that this power shall be limited to: i) the allotment of equity securities in connection with any rights issue in favor of ordinary shareholders [other than those holders with registered addresses outside the state to whom an offer would, in the opinion of the Directors, be impractical or unlawful in any jurisdiction]
and/or any person having a right to subscribe for or convert securities into ordinary shares in the capital of the Company
[including without limitation any holders of options under any of the Company's Share Option Schemes for the time being in force]
where the equity securities respectively attributable to the interests of such ordinary shareholders or such persons are
proportionate [as nearly as may be] to the respective numbers of ordinary, shares held by them or for which they are entitled to subscribe or convert into and subject to such exclusions or other arrangements as the Directors may deem necessary or expedient to deal with, regulatory requirements, legal or practical problems in respect of overseas shareholders, fractional elements or
otherwise: and [ii] the allotment of equity securities [other than pursuant to an such issue as aforesaid] up to a maximum
aggregate nominal value of EUR 746,658.96, being equivalent to approximately 4.24% of the aggregate nominal value of the issued ordinary share capital of the Company as at the latest practicable date prior to the publication of this circular; [Authority expires the earlier of the conclusion of the next AGM of the Company is held in the year 2010 or 15 months]; and the Directors may allot equity securities in accordance with Section 24(1)(a) of the Act, after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry
		Management	For	For
S.9
Authorize the Company and/or any of its subsidiaries [specified by
Section 155 of the Companies Act, 1963], to make market
purchases [as specified in Section 212 of the Companies Act,
1990] of shares of any class in the Company [Shares] on such terms and conditions and in such manner as the Directors may from time to time determine but subject, however, to the
provisions of the Companies Act, 1990 and to the following
restrictions and previsions: a) the maximum number of Shares authorized to be acquired pursuant to the terms of this resolution shall be such number of Shares whose aggregate nominal value shall equal 10% of the aggregate nominal value of the issued share capital of the Company as at the close of business on the date of the passing of this resolution; b) the minimum price, which may be paid for any Share, shall be the nominal value of the
Share; c) the maximum price which may be paid for any Share
[Relevant Share] shall be an amount equal to 105% of the
average of the 5 amounts resulting from determining in this
resolution in relation to the Shares of the same class as the
Relevant Share shall be appropriate for each of the 5 business days immediately preceding the day on which the Relevant Share is purchased, a determined from the information published by or under the authority of the Irish Stock Exchange Limited reporting the business done on each of those five 5 days: i) if there shall be more than one dealing reported for the day, the average of the prices at which such dealings took place; or ii) if there shall be only 1 dealing reported for dealing reported for the day, the price at which such dealing took place; or iii) if there shall not be any dealing reported for the day, the average of the high and low
		Management	For	For

market guide prices for that day; and if there shall be only a high
[but not a low] or a low [but not a high] market guide price reported, or if there shall not be any market guide price reported, for any particular day then that day shall not count as 1 of the said
5 business days for the purposes of determining the maximum
price, if the means of providing the foregoing information as to dealings and prices by reference to which the maximum price is to be determined is altered or is replaced by some other means, then a maximum price shall be determined on the basis of the
equivalent information published by the relevant authority in relation to dealings on the Irish Stock Exchange Limited or its equivalent; d) if the London Stock Exchange plc prescribed as a recognized Stock Exchange for the purposes of Section 212 of the
Companies Act, 1990, then, with effect from the close of business on the day on which the London Stock Exchange plc so
prescribed, the authority conferred by this resolution shall include authority to make market purchases of Shares on the London
Stock Exchange plc, provided that: A) any such purchase shall be subject to any requirements of the laws of the United Kingdom of
Great Britain and Northern Ireland as shall apply thereto; and B)
the maximum price which may be paid for any Shares so
purchased shall be determined in accordance in this resolution but deleting that Paragraph the reference to the Irish Stock Exchange
United and inserting instead reference to the London Stock
Exchange plc and deleting from this resolution thereof and the words appearing and forming the rest of the first sentence and inserting instead the following; iii) if there shall not be any dealing reported for the day, the average of the prices quoted under the heading 'Quotation' in respect of that share for that day, and if there shall not be any Quotation reported for any particular day then that day shall not count as one of the said 5 business days for the purposes of determining the maximum price, and deleting from the last line thereof the reference to the Irish Stock Exchange
Limited and inserting instead reference to the London Stock
Exchange plc; [Authority expires the earlier of the conclusion of the next AGM of the Company is held in the year 2010 or 15
months]; and the Company or any such subsidiary may enter
before such expiry into a contract for the purchase of shares which would or might be wholly or partly executed after the expiry and may completed and such contract as if the authority conferred hereby has not expired

S.10
Authorize the Company, for the purposes of Section 209 of the
Companies Act, 1990, the re-issue price range at which any
treasury shares [as specified by the said Section 209] for the time being held by the Company may be re-issued off-market shall be as follows: a) the maximum price at which a treasury share be re-
issued off-market shall be an amount to 120% of the Appropriate
Price; and b) the minimum price at which a treasury share be re-
issued off-market shall be an amount to 95% of the Appropriate
Price; for the purposes of this resolution the expression
"Appropriate Price" shall mean the average of the 5 amounts
resulting from determining in this resolution] in relation to shares of the class of which-such treasury shares to be re-issued shall be appropriate in respect of each of the 5 business days immediately preceding the day on which the treasury share is re-issued, as determined from information published by or under the authority of the Irish Stock Exchange Limited reporting the 3 business done on each of these 5 business days: i) if there shall be more than one dealing reported for the day, the average of the prices at which such dealings took place; or ii) if there shall be only 1 dealing reported for the day, the price at which such dealing took place; or
iii) if there shall not be any dealing reported for the day, the
		Management	For	For

average of the high and low market guide prices for the day; and if there shall be only a high[but not a low] or a low [but not a high]
market guide price reported, or if there shall not be any market guide price reported, for any particular day, then that day shall not count as one of the said 5 business days for the purposes of determining the Appropriate Price, if the means of providing the foregoing information as to dealings and prices by reference to which the Appropriate Price shall be determined is altered or is replaced by some other means, then the Appropriate Price shall be determined on the basis of the equivalent information
published by the relevant authority in relation to dealings on the
Irish Stock Exchange Limited or its equivalent; [Authority expires the earlier at the conclusion of the AGM of the Company held in
2010 or 15 months ]; and to extent such authority is previously varied o renewed in accordance with the provisions of Section 209 of the Companies Act, 1990

GOLDEN AGRI-RESOURCES LTD.
Security	ADPV11073	Meeting Type	Special General Meeting
Ticker Symbol		Meeting Date	24-Oct-2008
ISIN	MU0117U00026	Agenda	701726993 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Approve a new Restricted Share Plan to be known as the 'GAR
Group Restricted Share Plan' (the 'RSP'), the rules of which, for the purpose of identification, have been signed by the Chairman of the Meeting, under which awards ('Awards') of fully paid-up
ordinary shares (the 'Shares'), their equivalent cash value or combinations thereof will be granted, free of payment, to eligible participants under the RSP as specified; b) authorize the Directors of the Company to establish and administer the RSP; to modify and/or alter the RSP at any time and from time to time, provided that such modification and/or alteration is effected in accordance with the provisions of the RSP, and to do all such acts and to enter into all such transactions and arrangements as may be
necessary or expedient in order to give full effect to the RSP; and
subject to the same being allowed by law, to apply any Shares purchased under any share buy-back mandate towards the
satisfaction of the Awards granted under the RSP; and to grant the Awards in accordance with the provisions of the RSP and to allot and issue from time to time such number of Shares as may be required to be allotted and issued pursuant to the vesting of the
Awards under the RSP, provided that the aggregate number of
Shares to be allotted and issued pursuant to the RSP (as defined in the Circular) shall not exceed 15% of the total number of issued
Shares of the Company (excluding treasury shares) from time to time
		Management	Against	Against

GOLDEN AGRI-RESOURCES LTD.
Security	ADPV11073	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	28-Apr-2009
ISIN	MU0117U00026	Agenda	701894304 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Adopt the reports of the Directors and Auditors and the Audited financial statements	Management	For	For
2.	Approve the Director fees of SGD 228,000 for the YE 31 DEC 2008	Management	For	For
3.	Re-elect Mr. Muktar Widjaja as a Director	Management	For	For
4.	Re-elect Mr. Rafael Buhay Concepcion, Jr as a Director	Management	For	For
5.	Re-elect Mr. Kaneyalall Hawabhay as a Director	Management	For	For
6.	Re-elect Mr. William Chung Nien Chin as a Director	Management	For	For
7.	Re-appoint Moore Stephens LLP as the Auditors and authorize the Directors to fix their remuneration	Management	For	For
8.	Approve to renew the authority to allot and issue shares [share issue mandate]	Management	For	For
9.	Grant authority to allot and issue shares up to 100% of the total number of issued shares via a pro-rata renounceable rights issue	Management	For	For
10.	Grant authority to allot and issue shares at a discount of up to 20% under share issue mandate	Management	For	For
11.	Approve to renew the share purchase mandate	Management	For	For
12.	Approve to renew the interested person transactions mandate	Management	For	For

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF AUDITOR NAME. IF YOU HAV-E ALREADY SENT IN YOUR
VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YOU-DECIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting

INDOFOOD AGRI RES LTD
Security	Y3974E108	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	07-Jul-2008
ISIN	SG1U47933908	Agenda	701647907 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Approve for the subscription by PT SIMP of 187,500 new shares in the share capital of PT LPI for an aggregate cash consideration of SGD 375 billion [ the proposed subscription] and; authorize the
Independent Directors [ as specified in the Company's circular to shareholders dated 20 JUN 2008] to exercise such discretions, to complete and sand do all such acts and things, including without limitation, to sign, seal and executive and deliver all such documents and deed, and to approve any amendment, alteration or modification to the Subscription Agreement or any other
document, as they may consider necessary, desirable or
expedient in connection with the Proposed Subscription and/or this Ordinary Resolution as they may deem fit
		Management	For	For

INDOFOOD AGRI RES LTD
Security	Y3974E108	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	11-Nov-2008
ISIN	SG1U47933908	Agenda	701734596 - Management
Item	Proposal	Type	Vote	For/Against Management
S.1
Approve and adopt, the Clause contained in the new
Memorandum of Association of the Company as specified and
submitted to this Meeting and, for the purpose of identification, subscribed to by the Chairman thereof, the Memorandum of
Association of the Company in substitution for, and to the
exclusion of, the existing Memorandum of Association of the
Company
		Management	Abstain	Against
S.2
Approve and adopt, the regulations of the Company contained in the new Articles of Association of the Company as specified and submitted to this Meeting and, for the purpose of identification, subscribed to by the Chairman thereof, as the Articles of
Association of the Company in substitution for and to the
exclusion of the existing Articles of Association of the Company
		Management	Abstain	Against
3.
Authorize the Directors of the Company, for the purposes of
Sections 76C and 76E of the Companies Act, Chapter 50 [the
Companies Act], to purchase or otherwise acquire issued and fully paid ordinary shares in the Company [the Shares] not exceeding in aggregate the Prescribed Limit [as specified ] at such price or prices as may be determined by the Directors of the Company
from time to time up to the Maximum Price [as hereinafter defined]
whether by way of: i) market purchases [each a Market Purchase]
on the Singapore Exchange Securities Trading Limited [SGX-ST];
and/or off-market purchases [each an Off-Market Purchase]
effected otherwise than on the SGX-ST in accordance with any equal access scheme(s) as may be determined or formulated by the Directors of the Company as they consider fit, which
scheme(s) shall satisfy all the conditions prescribed by the
Companies Act, and otherwise in accordance with all other laws, regulations and rules of the SGX-ST as may for the time being be applicable, [the Share Purchase Mandate]; authority conferred on the Directors of the Company pursuant to the Share Purchase
Mandate in paragraph (a) of this Resolution may be exercised by the Directors of the Company at any time and from time to time during the period commencing from the date of the passing of this
Resolution [Authority expires the earlier of the date on which the next AGM of the Company is held or the date by which the next
AGM of the Company is required by law to be held] or the date on which purchases or acquisitions of Shares are carried out to the full extent mandated; the Directors of the Company to complete and do all such acts and things [including executing such
documents as may be required] as they may consider expedient or necessary to give effect to the transactions contemplated by this Resolution
		Management	For	For

INDOFOOD AGRI RES LTD
Security	Y3974E108	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	28-Apr-2009
ISIN	SG1U47933908	Agenda	701895356 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the Directors' report and accounts for the YE 31 DEC 2008 and the Auditors report thereon	Management	For	For
2.	Approve the Directors' fees of SGD 285,000 [2007: SGD 217,000] for the YE 31 DEC 2008	Management	For	For
3.A	Re-elect Mr. Mark Julian Wakeford as a Director, who retire under Article 117 of the Company's Articles of Association	Management	For	For
3.B	Re-elect Mr. Gunadi as a Director, who retire under Article 117 of the Company's Articles of Association	Management	For	For
3.C	Re-elect Mr. Lee Kwong Foo Edward as a Director, who retire under Article 117 of the Company's Articles of Association	Management	For	For
3.D	Re-elect Mr. Lim Hock San as a Director, who retire under Article 117 of the Company's Articles of Association	Management	For	For
4.	Re-appoint Messrs. Ernst & Young as the Company's Auditors and authorize the Directors to fix their remuneration	Management	For	For
5.
Authorize the Directors to issue shares in the Company [Shares]
whether by way of rights, bonus or otherwise; and/or make or grant offers, agreements or options [collectively, Instruments] that might or would require Shares to be issued during the continuance of this authority or thereafter, including but not limited to the creation and issue of [as well as adjustments to] warrants,
debentures or other instruments convertible into Shares, at any time and upon such terms and conditions and for such purposes and to such persons as the Directors may, in their absolute
discretion, deem fit; and issue Shares in pursuance of any
Instrument made or granted by the Directors while such authority was in force [notwithstanding that such issue of Shares pursuant to the instruments may occur after the expiration of the authority contained in this resolution], Provided that: the aggregate number of the Shares to be issued pursuant to such authority [including the Shares to be issued in pursuance of instruments made or
granted pursuant to such authority], does not exceed 50% of the total number of issued Shares [as specified], and provided further that where shareholders of the Company [Shareholders] with
registered addresses in Singapore are not given the opportunity to participate in the same on a pro-rata basis, then the Shares to be issued under such circumstances [including the Shares to be
issued in pursuance of instruments made or granted pursuant to such authority] shall not exceed 20% of the total number of issued
Shares [as specified]; [subject to such manner of calculation as may be prescribed by the Singapore Exchange Securities Trading
Limited [the SGX-ST ]] for the purpose of determining the
aggregate number of the Shares that may be issued under
paragraph [iii] above, the percentage of the issued Shares shall be based on the issued Shares of the Company [excluding treasury shares] at the time such authority was conferred, after adjusting for new Shares arising from the conversion or exercise of any convertible securities; new Shares arising from exercising share options or the vesting of share awards which are outstanding or subsisting at the time such authority was conferred; and any
		Management	Against	Against

subsequent consolidation or subdivision of the Shares; and, in relation to an instrument, the number of Shares shall be taken to be that number as would have been issued had the rights therein been fully exercised or effected on the date of the making or granting of the instrument; and [Authority expired earlier the conclusion of the next AGM of the Company or the date by which the next AGM of the Company is required by law to be held]

6.
Authorize the Director, subject to and pursuant to the share issue mandate in Resolution 5 being obtained, to issue Shares on a non pro-rata basis at a discount of not more than 20% to the weighted average price of the Shares for trades done on the SGX-ST
[calculated in the manner as may be prescribed by the SGX-ST]
		Management	Against	Against
7.
Approve the purposes of Chapter 9 of the listing manual of the
SGX-ST, for the Company, its subsidiaries and target associated
Companies [if any] that are entities at risk [as the term is used in
Chapter 9], or any of them, to enter into any of the transactions falling within the types of interested person transactions set out in the Company's appendix dated 09 APR 2009 [the  Appendix] with any party who is of the class of interested persons described in the Appendix provided that such transactions are made at arm's length, on normal Commercial terms and are not prejudicial to the interests of the Company and its minority shareholders and in accordance with the review procedures for such interested person transactions as set out in the Appendix [the  IPT  Mandate ];
[Authority expired the continue in force until the next AGM of the
Company]; Authorize the Directors of the Company to complete and do all such acts and things [including executing all such documents as may be required] as they may consider expedient or necessary in the interests of the Company to give effect to the
Mandate and / or this resolution
		Management	For	For
8.
Authorize the Directors of the Company, for the purposes of
Sections 76C and 76E of the Act, to purchase or otherwise
acquire issued ordinary shares in the capital of the Company [the
Shares] not exceeding in aggregate the Prescribed Limit means
10% of the issued ordinary share capital of the Company as at the date of the passing of this Ordinary Resolution [excluding treasury shares]; at such price or prices as may be determined by the
Directors from time to time up to the Maximum Price in relation to a Share to be purchased, means an amount [excluding brokerage, stamp duties, commission, applicable goods and services tax and other related expenses] not exceeding in the case of an On-
Market Share Purchase, 105% of the Average Closing Price; and
in the case of an Off-Market Share Purchase, 110% of the
Average Closing Price [as specified] whether by way of off-market purchases [each, an Off-Market Share Purchase] effected in
accordance with any equal access scheme(s) as may be
determined or formulated by the Directors as they may consider fit, which scheme(s) shall satisfy all the conditions prescribed by the Act; and/or on-market purchases [each an On-Market Share
Purchase] on the Singapore Exchange Securities Trading Limited
[the SGX-ST], and otherwise in accordance with all other laws and regulations and rules of the SGX-ST as may for the time being be applicable, [the Share Purchase Mandate] Average Closing Price
means the average of the closing market prices of a Share over the last 5 Market Days [Market Day being a day on which the
SGX-ST is open for securities trading], on which transactions in the Shares were recorded, immediately preceding the date of
making the On-Market Share Purchase or, as the case may be,
the date of making an announcement for an offer pursuant to the
Off-Market Share Purchase, and deemed to be adjusted for any corporate action that occurs after the relevant 5 Market Days to do
		Management	For	For
all such acts and things [including executing such documents as may be required] as they and/or he may consider necessary,
expedient, incidental or in the interests of the Company to give effect to the transactions contemplated and/or authorized by this ordinary resolution [Authority expires the earlier of the date on which the next AGM of the Company is held or required by law or the Articles of Association of the Company to be held]

To transact other business	Non-Voting

IOI CORPORATION BHD
Security	Y41763106	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	22-Oct-2008
ISIN	MYL1961OO001	Agenda	701711271 - Management

Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the audited financial statements for the FYE 30 JUN 2008 and the reports of the Directors and the Auditors thereon	Management	For	For
2.	Re-elect Datuk Hj Mohd Khalil b Dato' Hj Mohd Noor as a Director, who retires by rotation pursuant to Article 101 of the Company's Articles of Association	Management	For	For
3.A	Re-elect Mr. Quah Poh Keat as a Director, who retires by casual vacancy pursuant to Article 102 of the Company's Articles of Association	Management	For	For
3.B	Re-appoint Mr. Lee Yeow Seng as a Director, who retires by casual vacancy pursuant to Article 102 of the Company's Articles of Association	Management	For	For
4.	Re-appoint Mr. Chan Fong Ann as a Director of the Company, to hold office until the conclusion of the next AGM, who retires pursuant to Section 129(2) of the Companies Act, 1965	Management	For	For
5.	Approve the increase in the payment of Directors' fees to MYR 440,000 to be divided among the Directors in such manner as the Directors may determine	Management	For	For
6.	Re-appoint BDO Binder, the Retiring Auditors and authorize the Directors to fix their remuneration	Management	For	For
7.1
Authorize the Directors, pursuant to Section 132D of the
Companies Act, 1965, to allot and issue shares in the Company from time to time and upon such terms and conditions and for such purposes as they may deem fit subject always to the
approval of the relevant authorities being obtained for such issue and provided that the aggregate number of shares to be issued pursuant to this resolution does not exceed 10% of the issued share capital for the time being of the Company; and to obtain the approval from Bursa Malaysia Securities Berhad [Bursa
Securities] for the listing of and quotation for the additional shares so issued; ; [Authority expires until the conclusion of the next AGM of the Company]
		Management	Against	Against
7.2
Authorize the Company, subject to compliance with applicable laws, regulations and the approval of all relevant authorities, to utilize up to the aggregate of the Company's latest audited
retained earnings and share premium account to purchase up to
10% of the issued and paid-up ordinary share capital of the
Company [Proposed Purchase] as may be determined by the
Directors of the Company from time to time through Bursa
Securities upon such terms and conditions as the Directors may deem fit and expedient in the interest of the Company; authorize the Directors to cancel and/or retain the shares of the Company to be purchased, as the treasury shares and distributed as dividends or resold on Bursa Securities; and to do all acts and things to give effect to the proposed purchase with full powers to assent to any
		Management	For	For

condition, modification, revaluation, variation and/or amendment [if any] as may be imposed by the relevant authorities and/or do all such acts and things as the Directors may deem fit and expedient in the best interest of the Company; [Authority expires the earlier at the conclusion of the next AGM of the Company or the
expiration of the period within which the next AGM after that date is required by Law to be held]

7.3
Approve to renew the shareholders' mandate for the Company
and its subsidiaries to enter into recurrent related party
transactions of a revenue or trading nature which are necessary for day-to-day operations involving the interests of the Directors, major shareholders or persons connected to the Directors and/or major shareholders of the Company and its subsidiaries [Related
Parties], as specified subject to the following: a) the transactions are carried out in the ordinary course of business on normal commercial terms which are not more favorable to the related parties than those generally available to the public and are not to the detriment of the minority shareholders of the Company; and b)
disclosure is made in the annual report of the aggregate value of transactions conducted pursuant to the Shareholders' Mandate during the FY; [Authority expires the earlier at the conclusion of the next AGM of the Company or the expiration of the period
within which the next AGM of the Company after that date it is required to be held pursuant to Section 143(1) of the Companies
Act, 1965 [the Act] [but shall not extend to such extension as may be allowed pursuant to Section 143(2) of the Act]]; and authorize the Directors of the Company to complete and do all such acts and things as they may consider expedient or necessary to give effect to the proposed renewal of shareholders' mandate
		Management	For	For
8.	Transact any other business	Non-Voting

KOMATSU LTD.
Security	J35759125	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	24-Jun-2008
ISIN	JP3304200003	Agenda	701607814 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Approve Appropriation of Retained Earnings	Management	For	For
2.1	Appoint a Director	Management	For	For
2.2	Appoint a Director	Management	For	For
2.3	Appoint a Director	Management	For	For
2.4	Appoint a Director	Management	For	For
2.5	Appoint a Director	Management	For	For
2.6	Appoint a Director	Management	For	For
2.7	Appoint a Director	Management	For	For
2.8	Appoint a Director	Management	For	For
2.9	Appoint a Director	Management	For	For
2.10	Appoint a Director	Management	For	For
3.	Appoint a Corporate Auditor	Management	For	For
4.	Approve Payment of Bonuses to Directors	Management	For	For
5.	Giving the Board of Directors the Authority to Issue Stock Acquisition Rights as Stock Options to Employees of the Company and Directors of Major Subsidiaries of the Company	Management	For	For

KOMATSU LTD.
Security	J35759125	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	24-Jun-2009
ISIN	JP3304200003	Agenda	701982161 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Approve Appropriation of Retained Earnings	Management	For	For
2.
Amend Articles to: Approve Minor Revisions Related to
Dematerialization of Shares and the other Updated Laws and
Regulations,   Adopt Reduction of Liability System for Outside
Directors, Adopt Reduction of Liability System for Outside Auditors
		Management	For	For
3.1	Appoint a Director	Management	For	For
3.2	Appoint a Director	Management	For	For
3.3	Appoint a Director	Management	For	For
3.4	Appoint a Director	Management	For	For
3.5	Appoint a Director	Management	For	For
3.6	Appoint a Director	Management	For	For
3.7	Appoint a Director	Management	For	For
3.8	Appoint a Director	Management	For	For
3.9	Appoint a Director	Management	For	For
3.10	Appoint a Director	Management	For	For
4.1	Appoint a Corporate Auditor	Management	For	For
4.2	Appoint a Corporate Auditor	Management	For	For
5.	Approve Payment of Bonuses to Directors	Management	For	For
6.	Giving the Board of Directors the Authority to Issue Stock Acquisition Rights as Stock Options to Employees of the Company and Directors of Major Subsidiaries of the Company	Management	For	For

KUALA LUMPUR KEPONG BHD
Security	Y47153104	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	18-Feb-2009
ISIN	MYL2445OO004	Agenda	701792877 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive the financial statements for the YE 30 SEP 2008 and the Directors' and the Auditors' reports thereon	Management	For	For
2.	Approve the payment of a final dividend of 45 sen per share less 25% Malaysian Income Tax and 10 sen per share tax exempt	Management	For	For
3.	Re-elect Mr. Y. M. Tengku Robert Hamzah as a Director, who retires in accordance with Article 91(A) of the Company's Articles of Association	Management	For	For
4.	Re-elect Mr. Yeoh Eng Khoon as a Director, who retires in accordance with Article 91(A) of the Company's Articles of Association	Management	For	For
5.	Re-appoint Mr. Tan Sri Dato' Thong Yaw Hong as a Director of the Company, pursuant to Section 129(6) of the Companies Act 1965, to hold office until the next AGM of the Company	Management	For	For
6.	Re-appoint Mr. R. M. Alias as a Director of the Company, pursuant to Section 129(6) of the Companies Act 1965, to hold office until the next AGM of the Company	Management	For	For
7.	Approve to fix the Directors' fees for the YE 30 SEP 2008 amounting to MYR 849,000 [2007: MYR 704,000]	Management	For	For
8.	Appoint the Auditors and authorize the Directors to fix their remuneration	Management	For	For
9.
Authorize the Directors for the Company to buy back such amount of ordinary shares of MYR 1.00 each in the Company [authority to buy back shares], as may be determined by the Directors from time to time through Bursa Malaysia Securities Berhad [Bursa
Malaysia] upon such terms and conditions as the Directors may deem fit and expedient in the best interests of the Company
provided that the aggregate number of shares purchased pursuant to this resolution does not exceed 10% of the total issued and paid-up share capital of the Company [equivalent to 106,400,000 shares in the Company based on its issued and paid-up share
capital [excluding treasury shares] of 1,064,965,692 shares of
MYR 1.00 each as at 01 DEC 2008] and that an amount not
exceeding the total retained profits of the Company be allocated for the authority to buy back shares [the audited retained profits of the Company as at 30 SEP 2008 was MYR 1,318 million]; to
cancel the shares so purchased and/or retain the shares so
purchased as treasury shares; to do all such acts and things to give full effect to the authority to buy back shares with full powers to assent to any conditions, modifications, revaluations, variations and/or amendments [if any] as may be imposed by the relevant authorities; [Authority expires at the conclusion of the next AGM of the Company or the expiry of the period within which the next
AGM is required by Law]; but not so as to prejudice the
completion of a purchase by the Company before the aforesaid expiry date and, in any event, in accordance with the provisions of the guidelines issued by Bursa Malaysia or any other relevant authority
		Management	For	For
10.
Authorize the Company and/or its subsidiary Companies to enter into recurrent transactions of a revenue or trading nature with related parties which are necessary for the Company's and/or its subsidiaries day-today operations and carried out in ordinary course of business on normal commercial terms not more
favorable to the related parties than those generally available to the public and are not to the detriment of the minority
shareholders as specified; and authorize the Directors to do all such acts and things [including executing all such documents as may be required] as they may consider expedient or necessary to give full effect to the mandate, with full powers to assent to any conditions, modifications, revaluations, variations and/or
amendments [if any] as may be imposed by the relevant
authorities; [Authority expires at the conclusion of the next AGM of the Company following the passing of this ordinary resolution or the expiry of the period within which the next AGM is required By
Law to be held but shall not extend to such extension as may be allowed pursuant to Section 143(2) of the Companies Act, 1965]
		Management	For	For

KUBOTA CORPORATION
Security	J36662138	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	19-Jun-2009
ISIN	JP3266400005	Agenda	701984886 - Management
Item	Proposal	Type	Vote	For/Against Management
	Please reference meeting materials.	Non-Voting
1.	Amend Articles to: Approve Minor Revisions Related to Dematerialization of Shares and the Other Updated Laws and Regulations, Reduce Board Size to 10, Adopt an Executive Officer System	Management	For	For
2.1	Appoint a Director	Management	For	For
2.2	Appoint a Director	Management	For	For
2.3	Appoint a Director	Management	For	For
2.4	Appoint a Director	Management	For	For
2.5	Appoint a Director	Management	For	For
2.6	Appoint a Director	Management	For	For
2.7	Appoint a Director	Management	For	For
2.8	Appoint a Director	Management	For	For
3.1	Appoint a Corporate Auditor	Management	For	For
3.2	Appoint a Corporate Auditor	Management	For	For
4.	Approve Payment of Bonuses to Directors	Management	For	For
5.	Amend the Compensation to be received by Directors	Management	For	For
6.	Amend the Compensation to be received by Corporate Auditors	Management	For	For

MAPLE LEAF FOODS INC NEW
Security	564905107	Meeting Type	MIX
Ticker Symbol		Meeting Date	29-Apr-2009
ISIN	CA5649051078	Agenda	701874530 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE "IN FAVOR" OR "WITHHOLD"' ON-LY FOR RESOLUTIONS 1.1 TO 1.14 AND 2 AND "IN FAVOR" OR "AGAINST" ONLY FOR RESO-LUTION NUMBER 3. THANK YOU.	Non-Voting
	To receive the consolidated financial statements for the YE 31 DEC 2008 togeth-er with the Auditors report thereon	Non-Voting
1.1	Elect Mr. W. Geoffrey Beattie as a Director	Management	For	For
1.2	Elect Mr. John L. Bragg as a Director	Management	For	For
1.3	Elect Mr. Purdy Crawford as a Director	Management	For	For
1.4	Elect Mr. Jefrey Gandz as a Director	Management	For	For
1.5	Elect Mr. James F. Hankinson as a Director	Management	For	For
1.6	Elect Mr. Chaviva M. Hosek as a Director	Management	For	For
1.7	Elect Mr. Wayne A. Kozun as a Director	Management	For	For
1.8	Elect Mr. Claude R. Lamoureux as a Director	Management	For	For
1.9	Elect Mr. G. Wallace F. McCain as a Director	Management	For	For
1.10	Elect Mr. J. Scott McCain as a Director	Management	For	For
1.11	Elect Mr. Micheal H. McCain as a Director	Management	For	For
1.12	Elect Ms. Diane E. McGarry as a Director	Management	For	For
1.13	Elect Mr. Gordon R. Ritchie as a Director	Management	For	For
1.14	Elect Mr. William T. Royan as a Director	Management	For	For
2.	Appoint KPMG LLP as the Auditors of the Corporation and authorize the Directors to fix their remuneration	Management	For	For
S.3	Amend Maple Leaf Foods Inc's Articles	Management	For	For
	Transact any other business	Non-Voting

NUTRECO HOLDING NV, BOXMEER
Security	N6508Y120	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	21-Apr-2009
ISIN	NL0000375400	Agenda	701858461 - Management
Item	Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING
AT THIS GENERAL MEETING ARE RE-LAXED. BLOCKING
PERIOD ENDS ONE DAY AFTER THE REGISTRATION DATE
SET ON 31 MAR-2009. SHARES CAN BE TRADED
THEREAFTER. THANK YOU.
Non-Voting
1.	Opening	Non-Voting
2.	Report of the Supervisory Board, of the Audit Committee and of the Remuneratio-n Committee for the FY 2008	Non-Voting
3.	Report of the Executive Board for the FY 2008	Non-Voting
4.1	Adopt the annual accounts	Management	For	For
4.2	Approve the dividend proposal	Management	For	For
5.	Corporate Governance: summary of the Corporate Governance Policy	Non-Voting
6.1	Grant discharge to the Executive Board for the conduct of the business	Management	For	For
6.2	Grant discharge to the Supervisory Board for its Supervisory duties	Management	For	For
7.	Appoint KPMG Accountants N.V. as the External Auditor	Management	For	For
8.1
Authorize the Executive Board - subject to the approval of the
Supervisory Board - to issue ordinary shares and to grant rights to subscribe for ordinary shares as provided for in Article 8 of the
Company's Articles of Association for a period of 18 months
		Management	For	For
8.2
Approve to designate the Executive Board as the corporate body authorized - subject to the approval of the Supervisory Board to restrict or to exclude preemption rights as provided for in Article 9 of the Company's Articles of Association for a period of 18 months
		Management	For	For
9.1
Authorize the Executive Board - subject to the approval of the
Supervisory Board - to buy back the Company's own ordinary
shares and Cumulative Preference A shares as specified in Article
10 of the Company's Articles of Association for a period of 18 months
		Management	For	For
9.2	Approve to cancel Cumulative Preference A shares	Management	For	For
10.1	Approve the reappointment and the end of term resignation of Mr. J.A.J. Vink as a Member of the Supervisory Board	Management	For	For
10.2	The end of final term resignation of Mr. L.J.A.M. Ligthart as the Vice Chairma-n and Member of the Supervisory Board	Non-Voting
10.3	Appoint Mr. R.J. Frohn as a Member of the Supervisory Board	Management	For	For
10.4	Appoint Mr. A. Puri as a Member of the Supervisory Board	Management	For	For
11.	Composition of the Executive Board resignation of Mr. J.B. Steinemann as Membe-r of the Executive Board and Chief Operating Officer of the Company	Non-Voting
12.	Communications and questions	Non-Voting
13.	Closing	Non-Voting
	PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.	Non-Voting

NUTRECO HOLDING NV, BOXMEER
Security	N6508Y120	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	30-Jun-2009
ISIN	NL0000375400	Agenda	701990524 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING AT THIS GENERAL MEETING ARE RE-LAXED AS THERE IS A REGISTRATION DEADLINE / RECORD DATE ASSOCIATED WITH THIS M-EETING. THANK YOU.	Non-Voting
1.	Opening	Non-Voting
2.1	Appoint Mr. K. Nesse to the Executive Board	Management	For	For
2.2	Appoint Mr. F. J. Tielens to the Executive Board	Management	For	For
2.3	Appoint Mr. J. A. Vergeer to the Executive Board	Management	For	For
3.	Closing	Non-Voting

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN BLOCKING. IF YOU HAVE ALR-EADY SENT IN YOUR
VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YOU DECID-E TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.
Non-Voting

OLAM INTERNATIONAL LTD, SINGAPORE
Security	Y6421B106	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	29-Oct-2008
ISIN	SG1Q75923504	Agenda	701728911 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the Director's report and the audited accounts of the Company for the YE 30 JUN 2008 together with the Auditors' report thereon	Management	For	For
2.	Declare a first and final dividend of 2.5 cents per share tax exempt (one-tier) for the YE 30 JUN 2008	Management	For	For
3.	Re-elect Mr. Narain Girdhar Chanrai as a Director of the Company, who retires pursuant to Article 107 of the Articles of Association of the Company	Management	For	For
4.	Re-elect Mr. Sunny George Verghese as a Director of the Company, who retires pursuant to Article 107 of the Articles of Association of the Company	Management	For	For
5.	Re-elect Mr. Michael Lim Choo San as a Director of the Company, who retires pursuant to Article 107 of the Articles of Association of the Company	Management	For	For
	To note the retirement of Mr. Peter Francis Amour by rotation pursuant to Arti-cle 107 of Articles of Association and who has decided not to seek re-election	Non-Voting
6.	Appoint Mr. Jean-Paul Pinard as a Director to fill the vacancy arising from the retirement of Mr. Peter Francis Amour	Management	For	For
7.	Approve the payment of Directors' fees of SGD 775,000.00 for the YE 30 JUN 2008	Management	For	For
8.	Approve the payment of Directors' fees of up to SGD 896,500.00 for the FYE 30 JUN 2009	Management	For	For
9.	Re-appoint Messrs. Ernst & Young LLP as the Auditors of the Company and authorize the Directors of the Company to fix their remuneration	Management	For	For
	Transact any other business	Non-Voting
10.
Authorize the Directors of the Company, pursuant to Section 161 of the Companies Act, Chapter 50 and Rule 806 of the Listing
Manual of the Singapore Exchange Securities Trading Limited, to
issue shares in the Company [shares] whether by way of rights, bonus or otherwise; and/or make or grant offers, agreements or options [collectively, 'Instruments'] that might or would require shares to be issued, including but not limited to the creation and issue of [as well as adjustments to] options, warrants, debentures or other instruments convertible into shares, at any time and upon such terms and conditions and for such purposes and to such
persons as the Directors may in their absolute discretion deem fit;
and [notwithstanding the authority conferred by this Resolution may have ceased to be in force] issue shares in pursuance of any
Instrument made or granted by the Directors while this Resolution was in force, provided that the aggregate number of shares
[including shares to be issued in accordance with the terms of convertible securities issued, made or granted pursuant to this
Resolution] to be issued pursuant to this Resolution shall not exceed 50% of the issued shares in the capital of the Company at the time of the passing of this Resolution, of which the aggregate number of shares and convertible securities to be issued other than on a pro rata basis to all shareholders of the Company shall
		Management	Against	Against

not exceed 20% of the issued shares in the capital of the
Company; [Authority expires at the earlier of the conclusion of the
Company's next AGM or the date by which the next AGM of the
Company is required by law to be held] or in the case of shares to be issued in accordance with the terms of convertible securities issued, made or granted pursuant to this Resolution, until the issuance of such shares in accordance with the terms of such convertible securities

11.
Authorize the Directors of the Company to offer and grant options under the Olam Employee Share Option Scheme [''the Scheme'']
and to allot and issue shares in the capital of the Company to all the holders of options granted by the Company under the
Scheme, whether granted during the subsistence of this authority or otherwise, upon the exercise of such options and in accordance with the terms and conditions of the Scheme, provided always that the aggregate number of additional ordinary shares to be allotted and issued pursuant to the Scheme shall not exceed 15% of the issued shares in the capital of the Company from time to time;
[Authority expires at the earlier of the conclusion of the Company's next AGM or the date by which the next AGM of the Company is required by law to be held]
		Management	For	For

OLAM INTERNATIONAL LTD, SINGAPORE
Security	Y6421B106	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	29-Oct-2008
ISIN	SG1Q75923504	Agenda	701729874 - Management
Item	Proposal	Type	Vote	For/Against Management
1.
Adopt and approve, the proposed amendments to the Rules of the
Olam Employee Share Option Scheme adopted by the Company
on 04 JAN 2005 [ESOS Rules] as specified; authorize the
Directors to offer and grant options in accordance with the
provisions of the ESOS Rules amended in accordance with this resolution [modified ESOS Rules] and to allot and issue from time to time such number of shares in the capital of the Company as may be required to be issued pursuant to the exercise of options under the modified ESOS Rules; and authorize the Directors of the Company and/or any of them to complete and do all such acts and things [including executing such documents as may be
required] as they and/or he may consider necessary, expedient, incidental to or in the interests of the Company to give effect to the transactions contemplated and/or authorized by this Resolution
		Management	For	For

OLAM INTERNATIONAL LTD, SINGAPORE
Security	Y6421B106	Meeting Type	ExtraOrdinary General Meeting
Ticker Symbol		Meeting Date	29-Jun-2009
ISIN	SG1Q75923504	Agenda	702016848 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'AGAINST' FOR-THE BELOW RESOLUTION. THANK YOU.	Non-Voting
1.
Authorize the Directors or any of them to: a) allot and issue an aggregate of 273,459,000 subscription shares by way of a private placement to the Investors at an issue price of SGD 1.60 per subscription share, pursuant to the terms and subject to the conditions of the Subscription Agreement [the Proposed
Subscription]; and b) complete and do all such acts and things, including without limitation, to execute all such documents and to approve any amendments, alteration or modification to any
documents as they may consider necessary, desirable or
expedient to give full effect to the Proposed Subscription and this
Resolution
		Management	Against	Against

PT ASTRA AGRO LESTARI TBK
Security	Y7116Q119	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	13-May-2009
ISIN	ID1000066004	Agenda	701890281 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and approve the Company's annual report and ratify the Company's financial statement for book YE 31 DEC 2008	Management	For	For
2.	Approve to determine the Company's profit utilization	Management	For	For
3.	Appoint the public accountant to audit the Company's book for book YE 31 DEC 2009 and approve to determine the honorarium for public accountant	Management	For	For
4.	Appoint the Company's Board of Directors and Commissioners	Management	For	For
5.	Approve to determine the salary and benefit for Directors and honorarium and benefit for commissioners	Management	For	For

PT PERUSAHAAN PERKEBUNAN LONDON SUMATRA INDONESIA
Security	Y7134L134	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	05-May-2009
ISIN	ID1000082407	Agenda	701909787 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Approve the Director's annual report regarding the Company's business activities for book YE 31 DEC 2008	Management	For	For
2.	Approve and ratify the balance sheet and financial statement for book YE 31 DEC 2008	Management	For	For
3.	Approve the Company's profit utilization for book YE 31 DEC 2008	Management	For	For
4.	Approve the restructuring of the Company's Board of Directors and Commissioners	Management	For	For
5.	Amend the Company's Article of Association to comply in rule of Bapepam and LK no. IX.J.I	Management	For	For
6.	Appoint the Public Accountant to audit the Company's financial report for book year 2009 and authorize the Directors to determine honorarium for Public Accountant	Management	For	For

VITERRA INC
Security	92849T108	Meeting Type	Ordinary General Meeting
Ticker Symbol		Meeting Date	11-Mar-2009
ISIN	CA92849T1084	Agenda	701814611 - Management
Item	Proposal	Type	Vote	For/Against Management
	PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.	Non-Voting
	PLEASE NOTE THAT SHAREHOLDERS ARE ALLOWED TO VOTE 'IN FAVOR' OR 'ABSTAIN' FOR-BELOW RESOLUTIONS. THANK YOU.	Non-Voting
1.1	Elect Mr. Thomas Birks as a Director	Management	For	For
1.2	Elect Mr. Vic Bruce as a Director	Management	For	For
1.3	Elect Mr. Thomas Chambers as a Director	Management	For	For
1.4	Elect Mr. Dallas Howe as a Director	Management	For	For
1.5	Elect Mr. Harold Milavsky as a Director	Management	For	For
1.6	Elect Mr. Herb Pinder, JR. as a Director	Management	For	For
1.7	Elect Mr. Mayo Schmidt as a Director	Management	For	For
1.8	Elect Mr. Larry Ruud as a Director	Management	For	For
1.9	Elect Ms. Bonnie Dupont as a Director	Management	For	For
1.10	Elect Mr. Tim Hearn as a Director	Management	For	For
2.	Appoint Deloitte & Touche LLP as the Auditors of the Corporation for the ensuing year and authorize the Directors to fix their remuneration	Management	For	For
	Receive the annual report and the consolidated financial statements of the Com-pany for the YE 31 OCT 2008, together with the report of the Auditors thereon	Non-Voting
	Other business	Non-Voting

PLEASE NOTE THAT THIS IS A REVISION DUE TO RECEIPT
OF NON-NUMBERED AND NON-VOT-ABLE RESOLUTIONS. IF
YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO
NOT RETURN-THIS PROXY FORM UNLESS YOU DECIDE TO
AMEND YOUR ORIGINAL INSTRUCTIONS. THANK-YOU.
Non-Voting

WILMAR INTERNATIONAL LTD
Security	Y9586L109	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	29-Apr-2009
ISIN	SG1T56930848	Agenda	701878867 - Management
Item	Proposal	Type	Vote	For/Against Management
1.	Receive and adopt the audited accounts for the YE 31 DEC 2008 and the reports of the Directors and Auditors thereon	Management	For	For
2.	Approve the payment of a final tax exempt [one-tier] dividend of SGD 0.045 per ordinary share for the YE 31 DEC 2008	Management	For	For
3.	Approve the payment of Directors' fees of SGD 360,000 for the YE 31 DEC 2008 [2006: SGD 150,000]	Management	For	For
4.	Re-elect Mr. Kuok Khoon Hong as a Director	Management	For	For
5.	Re-elect Mr. Yeo Teng Yang as a Director who retires under Article 104	Management	For	For
6.	Re-elect Mr. Tay Kah Chye as a Director who retires under Article 104	Management	For	For
7.	Re-elect Mr. Kwah Thiam Hock as a Director who retires under Article 104	Management	For	For
8.	Re-elect Mr. Kuok Khoon Ho as a Director who retires under Article 108	Management	For	For
9.	Re-appoint Ernst & Young as the Auditors of the Company and authorize the Directors to fix their remuneration	Management	For	For
10.
Approve, for the renewal of the mandate for the purposes of
Chapter 9 of the Listing Manual of Singapore Exchange Securities
Trading Limited, for the Company, its subsidiaries and associated
Companies [within the meaning of the said Chapter 9] or any of them to enter into transactions falling within the categories of
Interested Person Transactions as set out in the Company's
Addendum to Shareholders dated 02 APR 2009 [being an
addendum to the Annual Report of the Company for the FYE 31
DEC 2008 [the Addendum], with any party who is of the class or classes of interested persons described in the Addendum,
provided that such transactions are carried out on normal
commercial terms and will not be prejudicial to the interests of the
Company and its minority shareholders and are in accordance
with the procedures as set out in the Addendum [the IPT
Mandate]; [authority expires until the next AGM of the Company is held or is required by law to be held]; and authorize the Directors of the Company and/or to do all such acts and things [including, without limitation, executing all such documents as may be
required] as they and/or he may consider expedient or necessary or in the interests of the Company to give effect to the IPT
Mandate and/or this resolution
		Management	For	For
11.
Authorize the Directors of the Company, pursuant to Section 161 of the Companies Act, Chapter 50, and the listing rules of the
Singapore Exchange Securities Trading Limited [the ''SGX-ST'']
(including any supplemental measures thereto from time to
time),to: issue shares in the capital of the Company whether by way of rights, bonus or otherwise; make or grant offers,
agreements or options [collectively, Instruments] that might or would require shares to be issued or other transferable rights to subscribe for or purchase shares including but not limited to the creation and issue of warrants, debentures or other instruments convertible into shares; and issue additional Instruments arising
		Management	For	For

from adjustments made to the number of Instruments previously issued, while the authority conferred by shareholders was in force, in accordance with the terms of issue of such Instruments,
[notwithstanding that such authority conferred by shareholders may have ceased to be in force]; at any time and upon such terms and conditions and for such purposes and to such persons as the
Directors may in their absolute discretion deem fit; and
[notwithstanding the authority conferred by the shareholders may have ceased to be in force] issue shares in pursuance of any
Instrument made or granted by the Directors while the authority was in force or any additional Instrument referred to in [a][iii]
above provided always that the aggregate number of shares to be issued pursuant to this resolution [including shares to be issued in pursuance of Instruments made or granted pursuant to this
resolution] does not exceed 50% of the issued shares [excluding treasury shares] in the capital of the Company, of which the aggregate number of shares [including shares to be issued in pursuance of Instruments made or granted pursuant to this
resolution] to be issued other than on a pro rata basis to
shareholders of the Company does not exceed 20% of the issued shares [excluding treasury shares] in the capital of the Company, and for the purpose of this resolution, the percentage of the issued shares shall be based on the number of issued shares [excluding treasury shares] in the capital of the Company at the time this resolution is passed, after adjusting for: new shares arising from the conversion or exercise of convertible securities that have been approved or may be approved by shareholders from time to time;
new shares arising from exercising share options or vesting of share awards outstanding or subsisting at the time of the passing resolution, provided the options or awards were granted in
compliance with Part VIII of Chapter 8 of the Listing Manual of
SGX-ST; and any subsequent bonus issue, consolidation or
subdivision of the Company's shares; and [Authority expired
earlier the conclusion of the next AGM or the date by which the next AGM of the Company is required by law to be held]

12.
Authorize the Directors of the Company to offer and grant options from time to time in accordance with the provisions of the Wilmar
Executives' Share Option Scheme [the ''Option Scheme''] and,
pursuant to Section 161 of the Companies Act, Chapter 50, to allot and issue from time to time such number of shares in the capital of the Company as may be required to be issued pursuant to the exercise of options granted [while the authority conferred by this resolution is in force] under the Option Scheme, notwithstanding that the authority conferred by this resolution may have ceased to be in force, provided that the aggregate number of shares to be issued pursuant to the Option Scheme and all other share-based incentive schemes of the Company [if any] shall not exceed 15%
of the total number of issued shares [excluding treasury shares] of the capital of the Company from time to time, as determined in accordance with the provisions of the Option Scheme
		Management	For	For
13.
Authorize the Directors of the Company, subject to the provisions of the Listing Manual of the Singapore Exchange Securities
Trading Limited [ the "SGX-ST"] [including the supplemental
measures thereto from time to time] to- (i) undertake placements of new shares on a pro rata basis priced at a discount exceeding
10% but not more than 20% to the weighted average price for
trades done on the SGX-ST for the full market day on which the placement or subscription agreement is signed, or based on the trades done on the preceding market day up to the time the
placement agreement is signed in the event that the trading in the
Company's shares is not available for a full market day; [Authority expires whichever is earlier at the conclusion of the next AGM or the date by which the next AGM of the Company or 31 DEC 2010]
		Management	For	For

WILMAR INTERNATIONAL LTD
Security	Y9586L109	Meeting Type
Ticker Symbol		Meeting Date
ISIN	SG1T56930848	Agenda
Item	Proposal
S.1	Amend, clause in the Memorandum of Association of the Company in the manner and to the extent as specified
S.2
Adopt, regulations of the Company contained in the new Articles of Association of the Company as specified and submitted to this
Meeting be approved and adopted as the Articles of Association of the Company in substitution for, and to the exclusion of, the existing Articles of Association of the Company

WILMAR INTERNATIONAL LTD
Security	Y9586L109	Meeting Type
Ticker Symbol		Meeting Date
ISIN	SG1T56930848	Agenda
Item	Proposal
1.
Adopt the Wilmar Executives Share Option Scheme 2009 the
rules as specified, authorize the Directors of the Company to establish and administer the Option Scheme; to modify and/or amend the option scheme from time to time provided that such modifications and/or amendments are effected in accordance with the provisions of the option Scheme and to do all such acts and to enter into all such transactions, arrangements and agreements as may be necessary or expedient in order to give full effect to the option scheme; and to offer and grant option(s) in accordance with the rules of the Option Scheme and to allot and issue from time to time such number of shares in the capital of the Company as may be required to be issued pursuant to the exercise of the option(s)
under the option scheme

2.
Authorize the Directors of the Company, subject to and contingent upon the passing of ordinary resolution 1, to offer and grant option(s) in accordance with the rules of the option scheme with exercise prices set at a discount to the Market Price, provided that such discount does not exceed the relevant limits set by
Singapore Exchange Securities Trading Limited

3.	Approve, subject to and contingent upon the passing of ordinary resolution 1, the participation of Mr. Kuok Khoon Hong, a controlling shareholder of the Company, in the Option Scheme
4.	Approve, subject to and contingent upon the passing of ordinary resolution 1, the participation of Mr. Martua Sitorus, a controlling shareholder of the Company, in the option scheme
5.
Approve, subject to and contingent upon the passing of ordinary resolutions 1, 2 and 3 to offer and grant to Mr. Kuok Khoon Hong, a controlling shareholder of the Company, of option(s) pursuant to and in accordance with the rules of the Option Scheme on the following terms as specified; and authorize the Directors to allot and issue shares upon the exercise of such option; proposed date of grant of option: any time within a period of 4 weeks from the date of the EGM; number of shares comprised in the proposed
option: 1,000,000 shares subject to rule 6 of the option scheme;
exercise price per share: market price; exercise period:
exercisable at any time after the first anniversary of the date of grant and up to the 5th anniversary of the date of grant

6.
Approve, subject to and contingent upon the passing of ordinary resolutions 1, 2 and 4 the proposed offer and grant to Mr. Martua
Sitorus, a controlling shareholder of the Company, of option pursuant to and in accordance with the rules of the option scheme as specified; and the authorize the Directors to allot and issue
Shares upon the exercise of such option; proposed date of grant of option: any time within a period of 4 weeks from the date of the
EGM; number of shares comprised in the proposed option:
800,000 shares subject to rule 6 of the option scheme; exercise price per share: market price; exercise period: exercisable at any time after the 1st anniversary of the date of grant and up to the 5th anniversary of the date of grant

WILMAR INTERNATIONAL LTD
Security	Y9586L109	Meeting Type
Ticker Symbol		Meeting Date
ISIN	SG1T56930848	Agenda
Item	Proposal
1.
Authorize the Share Purchase Committee, for the purposes of
Sections 76C and 76E of the Companies Act, Chapter 50 of
Singapore [the Act], to purchase or otherwise acquire issued ordinary shares of the Company [the Shares] not exceeding in aggregate the prescribed limit [means 10% of the total number of issued Shares excluding Treasury Shares as at the date of the passing of this Ordinary Resolution], at such price or prices as may be determined by the Share Purchase Committee from time
to time up to the Maximum Price [in relation to a Share to be purchased, means an amount [excluding brokerage, stamp duties, commission, applicable goods and services tax and other related expenses] not exceeding: [i] in the case of an On-Market Share
Purchase, 105% of the Average Closing Price; and in the case of an Off-Market Share Purchase, 120% of the Average Closing
Price [the average of the closing market prices of a Share over the last 5 Market Days [Market Day being a day on which the SGX-ST is open for securities trading], on which transactions in the Shares were recorded, immediately preceding the date of making the On-
Market Share Purchase or, as the case may be, the date of
making an announcement for an offer pursuant to the Off-Market
Share Purchase, and deemed to be adjusted for any corporate
action that occurs after the relevant 5 Market Days], whether by way of: [i] on-market purchases [each an On-Market Share
Purchase] on the Singapore Exchange Securities Trading Limited
[the SGX-ST]; and/or [ii] off-market purchases [each an Off-Market
Share Purchase] effected in accordance with any equal access scheme[s] as may be determined or formulated by the Share
Purchase Committee as they may consider fit, which scheme[s]
shall satisfy all the conditions prescribed by the Act, and otherwise in accordance with all other laws and regulations and rules of the
SGX-ST as may for the time being be applicable, and approved generally and unconditionally [the Share Purchase Mandate]; and
authorize the Directors of the Company and/or each of them to complete and do all such acts and things as they and/or he may consider necessary, desirable, expedient, incidental or in the interests of the Company to give effect to the transactions
contemplated and/or authorized by this ordinary resolution;
[Authority expires at the earlier of: i] the date on which the next
AGM of the Company is held or ii] the date by which the next AGM of the Company is required by law to be held or iii] the date on which the purchase of Shares by the Company pursuant to the
Share Purchase Mandate is carried out to the full extent
mandated]

YARA INTERNATIONAL ASA, OSLO
Security	R9900C106	Meeting Type	Annual General Meeting
Ticker Symbol		Meeting Date	07-May-2009
ISIN	NO0010208051	Agenda	701903812 - Management
Item	Proposal	Type	Vote	For/Against Management

IMPORTANT MARKET PROCESSING REQUIREMENT: A
BENEFICIAL OWNER SIGNED POWER OF AT-TORNEY (POA)
IS REQUIRED IN ORDER TO LODGE AND EXECUTE YOUR
VOTING INSTRUCTION-S IN THIS MARKET. ABSENCE OF A
POA, MAY CAUSE YOUR INSTRUCTIONS TO BE REJECTED-.
IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT YOUR
CLIENT SERVICE REPRESENTATIVE
Non-Voting

MARKET RULES REQUIRE DISCLOSURE OF BENEFICIAL
OWNER INFORMATION FOR ALL VOTED-ACCOUNTS. IF AN
ACCOUNT HAS MULTIPLE BENEFICIAL OWNERS, YOU WILL
NEED TO PROVI-DE THE BREAKDOWN OF EACH
BENEFICIAL OWNER NAME, ADDRESS AND SHARE
POSITION TO-YOUR CLIENT SERVICE REPRESENTATIVE.
THIS INFORMATION IS REQUIRED IN ORDER FOR-YOUR
VOTE TO BE LODGED
Non-Voting
1.	Elect Mr. Harald Arnkv.rn as a Chairperson of the Meeting and a person to co-sign the minutes of the General Meeting
2.	Approve a dividend of NOK 4.50 per share
3.	Approve the guidelines for the remuneration of the Members of the Executive Management
4.	Elect the Member of the Board
5.	Approve the remuneration to the Auditor at NOK 2,500,000
6.
Approve the following remuneration for the Board Members:
Chairman of the Board: NOK 410,000 [unchanged], Members of
the Board: NOK 235,000 [unchanged]; to the Members of the
Compensation Committee: NOK 5,500 per meeting [unchanged];
to the Members of the Audit Committee: Chairman of the Audit
Committee: NOK 85,000 [unchanged], Members of the Audit
Committee: NOK 70,000 [unchanged]; to the Deputy
Representatives to the Board: NOK 7,500 per meeting
[unchanged]

7.	Approve to determine the remuneration to the Members of the Nomination Committee at NOK 4,500 per meeting [unchanged]
8.
Approve to reduce the share capital of the Company by NOK
4,663,846 from NOK 495,678,107 to NOK 491,014,261 by means
of the cancellation of 1,750,000 own shares and the redemption of
993,439 shares, owned on behalf of the Norwegian State by the
Ministry of Trade and Industry, for a payment of the sum of NOK
239,593,761 with the addition of interest to the State represented by the Ministry of Trade and Industry; this sum represents the average share price for the buyback of own shares in the market;
a transfer from the share premium fund of NOK 237,904,914 will cover the portion of the sum paid out that exceeds the nominal value of the shares; in addition NOK 419,083,205 will be
transferred from the share premium fund to retained earnings; this amount equals the amount by which retained earnings was
reduced when own shares were acquired in the market; with effect from the implementation of the capital reduction through
registration in the Register of Business Enterprises, Article 4 of the
Company's Articles of Association will be amended

9.
Authorize the Board, for a period of 12 months, to let the
Company acquire up to 5% [14,441,595 shares] of the total
shares of Yara International ASA with a total nominal value of
NOK 24,550,712 in the open market and from the Norwegian
State; such purchases shall be at such times and at such prices as the Board determines from time to time, provided however, that the purchase price per share shall not be less than NOK 10 nor more than NOK 1000; shares acquired pursuant to this proxy can be used for cancellation, or, according to decision by the Board of
Directors, as consideration in commercial transactions; [Authority is valid from 07 MAY 2009 until 6 MAY 2010]; if the Board decides that shares acquired pursuant to this authorization shall be used for capital reduction by cancellation of shares; it is a precondition for the Board that the States ownership [presently 36.21%] is not altered as a result of this

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE
IN BLOCKING STATUS. IF YOU H-AVE ALREADY SENT IN
YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY FORM
UNLESS YO-U DECIDE TO AMEND YOUR ORIGINAL
INSTRUCTIONS. THANK YOU.

Market Vectors Steel ETF

GRUPO SIMEC, S.A.B. DE C.V.
Security	400491106	Meeting Type	Special
Ticker Symbol	SIM	Meeting Date	22-Jul-2008
ISIN	US4004911065	Agenda	932933496 - Management
Item	Proposal	Type	Vote	For/Against Management
01	APPOINTMENT OF EXAMINERS, ATTENDANCE COMPUTATION AND DECLARATION IN ITS CASE, OF BEING LEGALLY INSTALLED AT THE MEETING.	Management	For	For
02	PRESENTATION OF THE FULFILLMENT OF THE COMPANY'S TAX REPORT PURSUANT TO THE ARTICLE 86 SECTION XX OF THE INCOME TAX LAW AND ARTICLE 93-A OF ITS REGULATIONS.	Management	For	For
03	DISCUSSION AND IN ITS CASE, APPROVAL OF AN INCREASE IN THE VARIABLE PORTION OF THE COMMON STOCK.	Management	Against	Against
04	PROPOSAL, AND IF THE CASE MAY BE, APPROVAL TO AMEND CLAUSE SEVENTH OF COMPANY'S CORPORATE BYLAWS, IN ORDER TO ADJUST IT WITH THE SECURITIES MARKET LAW.	Management	For	For
05	PROPOSAL OF SPECIAL DELEGATES TO FORMALIZE THE RESOLUTIONS ADOPTED AT THE MEETING.	Management	For	For
06	PRESENTATION OF THE MINUTES OF THE MEETING.	Management	For	For

Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698	93I	274014	0	17-Jul-2008	17-Jul-2008

MECHEL OAO
Security	583840103		Meeting Type	Special
Ticker Symbol	MTL		Meeting Date	03-Sep-2008
ISIN	US5838401033		Agenda	932948461 - Management
Item	Proposal		Type	Vote	For/Against Management
01	APPROVAL OF AN INTERESTED PARTY TRANSACTION.		Management	Abstain	Against
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698	93I	26144	0	02-Sep-2008	02-Sep-2008

WORTHINGTON INDUSTRIES, INC.
Security	981811102		Meeting Type	Annual
Ticker Symbol	WOR		Meeting Date	24-Sep-2008
ISIN	US9818111026		Agenda	932944970 - Management
Item	Proposal		Type	Vote	For/Against Management
01	DIRECTOR		Management
1	MICHAEL J. ENDRES			Withheld	Against
2	PETER KARMANOS, JR.			Withheld	Against
3	CARL A. NELSON, JR.			Withheld	Against
02	TO APPROVE THE WORTHINGTON INDUSTRIES, INC. ANNUAL INCENTIVE PLAN FOR EXECUTIVES.		Management	Abstain	Against
03	TO REAPPROVE THE MATERIAL TERMS OF THE PERFORMANCE GOALS UNDER THE WORTHINGTON INDUSTRIES, INC. 1997 LONG-TERM INCENTIVE PLAN.		Management	Abstain	Against
04	TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING MAY 31, 2009.		Management	Abstain	Against
05	TO ADOPT THE SHAREHOLDER PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT, IF PROPERLY PRESENTED AT THE ANNUAL MEETING.		Shareholder	Abstain	Against
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698	93I	115959	0	23-Sep-2008	23-Sep-2008

CLEVELAND-CLIFFS INC
Security	185896107		Meeting Type	Contested-Consent
Ticker Symbol	CLF		Meeting Date	03-Oct-2008
ISIN	US1858961071		Agenda	932954577 - Management
Item	Proposal		Type	Vote	For/Against Management
01
"BY VOTING THIS AGENDA YOU ARE HEREBY CERTIFYING
THAT YOUR SHARES ARE "NOT INTERESTED SHARES," AS
DEFINED IN THE PROXY STATEMENT. IF YOU HOLD
"INTERESTED SHARES," YOU MUST CONTACT YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER TO VOTE YOUR
SHARES PROPERLY. PLEASE REFER TO THE PROXY
MATERIAL TO DETERMINE IF YOU HOLD "INTERESTED
SHARES" VERSUS "NOT INTERESTED SHARES." CONTROL
SHARE ACQUISITION PROPOSAL: A RESOLUTION OF
CLEVELAND- CLIFFS' SHAREHOLDERS AUTHORIZING THE
CONTROL SHARE ACQUISITION OF CLEVELAND-CLIFFS
COMMON SHARES PURSUANT TO THE ACQUIRING PERSON
STATEMENT OF HARBINGER CAPITAL PARTNERS MASTER
FUND I, LTD. AND HARBINGER CAPITAL PARTNERS SPECIAL
SITUATIONS FUND, L.P. DATED AUGUST 14, 2008.
			Management	Against	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698	93I	102902	0	03-Oct-2008

CLEVELAND-CLIFFS INC
Security	185896107		Meeting Type	Contested-Consent
Ticker Symbol	CLF		Meeting Date	03-Oct-2008
ISIN	US1858961071		Agenda	932955098 - Opposition
Item	Proposal		Type	Vote	For/Against Management
01
"BY VOTING THIS AGENDA YOU ARE HEREBY CERTIFYING
THAT YOUR SHARES ARE "NOT INTERESTED SHARES," AS
DEFINED IN THE PROXY STATEMENT. IF YOU HOLD
"INTERESTED SHARES," YOU MUST CONTACT YOUR CLIENT
SERVICE REPRESENTATIVE IN ORDER TO VOTE YOUR
SHARES PROPERLY. PLEASE REFER TO THE PROXY
MATERIAL TO DETERMINE IF YOU HOLD "INTERESTED
SHARES" VERSUS "NOT INTERESTED SHARES."
HARBINGER SHARE ACQUISITION PROPOSAL. A
RESOLUTION OF CLEVELAND-CLIFFS' SHAREHOLDERS
AUTHORIZING THE CONTROL SHARE ACQUISITION OF
CLEVELAND-CLIFFS COMMON SHARES PURSUANT TO THE
ACQUIRING PERSON STATEMENT OF HARBINGER CAPITAL
PARTNERS MASTER FUND I, LTD. AND HARBINGER CAPITAL
PARTNERS SPECIAL SITUATIONS FUND, L.P. DATED
AUGUST 14, 2008.
Management
02
AUTHORITY TO VOTE FOR ADJOURNMENT.
AUTHORIZATION TO VOTE FOR THE ADJOURNMENT OF THE
SPECIAL MEETING IF DEEMED DESIRABLE BY HARBINGER
TO ALLOW ADDITIONAL TIME FOR THE SOLICITATION OF
PROXIES AND COMPLETION OF CERTIFICATIONS TO
ASSURE A QUORUM AND, IF POSSIBLE, A VOTE AT THE
SPECIAL MEETING IN FAVOR OF THE HARBINGER SHARE
ACQUISITION PROPOSAL.
Management
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698	93I	102902	0

CARPENTER TECHNOLOGY CORPORATION
Security	144285103		Meeting Type	Annual
Ticker Symbol	CRS		Meeting Date	13-Oct-2008
ISIN	US1442851036		Agenda	932955884 - Management
Item	Proposal		Type	Vote	For/Against Management
01	DIRECTOR		Management
1	ROBERT R. MCMASTER			For	For
2	GREGORY A. PRATT			For	For
3	ANNE L. STEVENS			For	For
02	APPROVAL OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698	93I	59276	0	10-Oct-2008	10-Oct-2008

MECHEL OAO
Security	583840103		Meeting Type	Special
Ticker Symbol	MTL		Meeting Date	27-Oct-2008
ISIN	US5838401033		Agenda	932962396 - Management
Item	Proposal		Type	Vote	For/Against Management
01
APPROVAL OF THE FOLLOWING INTERRELATED
TRANSACTIONS, SUCH TRANSACTIONS BEING A MAJOR
TRANSACTION: (I) THE UNDERWRITING AGREEMENT, (II)
THE AGGREGATE OF ALL TRANSACTIONS FOR PLACEMENT
OF THE COMPANY PREFERRED SHARES IN A PUBLIC
OFFERING, INCLUDING THOSE BEING PLACED THROUGH
PLACEMENT OF THE GDRS AND (III) THE AMENDED
DEPOSIT AGREEMENT.
			Management	Against
02	APPROVAL OF AN INTERESTED PARTY TRANSACTION.		Management	Against
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698	93I	84090	0	15-Oct-2008	15-Oct-2008

COMPANHIA VALE DO RIO DOCE
Security	204412209		Meeting Type	Special
Ticker Symbol	RIO		Meeting Date	29-Dec-2008
ISIN	US2044122099		Agenda	932983871 - Management
Item	Proposal		Type	Vote	For/Against Management
01	THE APPROVAL FOR THE PROTOCOL AND JUSTIFICATION OF THE CONSOLIDARION OF MINERACAO ONCA PUMA S.A. INTO VALE PURSUANT TO ARTICLES 224 AND 225 OF THE BRAZILIAN CORPORATE LAW.		Management	For	For
02	TO RATIFY THE APPOINTMENT OF ACAL CONSULTORIA E AUDITOR S/S, THE EXPERTS HIRED TO APPRAISE THE VALUE OF MINERACAO ONCA PUMA S.A.		Management	For	For
03	TO DECIDE ON THE APPRAISAL REPORT, PREPARED BY THE EXPERT APPRAISERS.		Management	For	For
04	THE APPROVAL FOR THE CONSOLIDATION OF MINERACAO ONCA PUMA S.A. INTO VALE, WITHOUT A CAPITAL INCREASE OR THE ISSUANCE OF NEW VALE SHARES.		Management	For	For
05
TO RATIFY THE APPOINTMENT OF A MEMBER AND AN
ALTERNATE OF THE BOARD OF DIRECTORS, DULY
NOMINATED DURING THE BOARD OF DIRECTORS
MEETINGS HELD ON APRIL 17, 2008 AND MAY 21, 2008 IN
ACCORDANCE WITH SECTION 10 OF ARTICLE 11 OF VALE'S
BY-LAWS.
			Management	For	For
06	AMEND ARTICLE 1 OF VALE'S BY-LAWS TO REPLACE THE ACRONYM "CVRD" FOR "VALE" IN ACCORDANCE WITH THE NEW GLOBAL BRAND UNIFICATION.		Management	For	For
07	TO ADJUST ARTICLES 5 AND 6 OF VALE'S BY-LAWS TO REFLECT THE CAPITAL INCREASE RESOLVED IN THE BOARD OF DIRECTORS MEETINGS HELD ON JULY 22, 2008 AND AUGUST 05, 2008.		Management	For	For
Account Number	Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed

000262698		93I	548862	0	16-Dec-2008	16-Dec-2008

COMMERCIAL METALS COMPANY
Security		201723103		Meeting Type	Annual
Ticker Symbol		CMC		Meeting Date	22-Jan-2009
ISIN		US2017231034		Agenda	932984164 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	HAROLD L. ADAMS			For	For
	2	ANTHONY A. MASSARO			For	For
	3	ROBERT D. NEARY			For	For
02	VOTE TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR THE 2009 FISCAL YEAR.			Management	For	For
03	VOTE ON STOCKHOLDER PROPOSAL REQUESTING THE ADDITION OF SEXUAL ORIENTATION AND GENDER IDENTITY/EXPRESSION TO OUR WRITTEN NON- DISCRIMINATION POLICY.			Shareholder	For	Against
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	115419	0	21-Jan-2009	21-Jan-2009

SCHNITZER STEEL INDUSTRIES, INC.
Security		806882106		Meeting Type	Annual
Ticker Symbol		SCHN		Meeting Date	28-Jan-2009
ISIN		US8068821060		Agenda	932984253 - Management
Item	Proposal			Type	Vote	For/Against Management
1	DIRECTOR			Management
	1	ROBERT S. BALL			For	For
	2	JOHN D. CARTER			For	For
	3	KENNETH M. NOVACK			For	For
	4	JEAN S. REYNOLDS			For	For
	5	TAMARA L. LUNDGREN			For	For
2	TO APPROVE A PROPOSED AMENDMENT TO THE 1993 STOCK INCENTIVE PLAN.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	27842	0	27-Jan-2009	27-Jan-2009

POSCO
Security		693483109		Meeting Type	Annual
Ticker Symbol		PKX		Meeting Date	27-Feb-2009
ISIN		US6934831099		Agenda	932998593 - Management
Item	Proposal			Type	Vote	For/Against Management
01	APPROVAL OF BALANCE SHEET, INCOME STATEMENT, AND THE STATEMENT OF APPROPRIATION OF RETAINED EARNINGS FOR THE 41TH FISCAL YEAR			Management	For
02	PARTIAL AMENDMENTS TO ARTICLES OF INCORPORATION			Management	For
3A1	ELECTION OF INDEPENDENT NON-EXECUTIVE DIRECTOR: YOO, JANG-HEE			Management	For
3A2	ELECTION OF INDEPENDENT NON-EXECUTIVE DIRECTOR: HAN, JOON-HO			Management	For
3A3	ELECTION OF INDEPENDENT NON-EXECUTIVE DIRECTOR: LEE, YOUNG-SUN			Management	For
3A4	ELECTION OF INDEPENDENT NON-EXECUTIVE DIRECTOR: KIM, BYUNG KI			Management	For
3A5	ELECTION OF INDEPENDENT NON-EXECUTIVE DIRECTOR: LEE, CHANG HEE			Management	For
3B1	ELECTION OF AUDIT COMMITTEE MEMBER: LEE, CHANG HEE			Management	For
3C1	ELECTION OF EXECUTIVE DIRECTOR: CHUNG, JOON-YANG (CEO CANDIDATE)			Management	For
3C2	ELECTION OF EXECUTIVE DIRECTOR: LEE, DONG-HEE			Management	For
3C3	ELECTION OF EXECUTIVE DIRECTOR: HUR, NAM-SUK			Management	For
3C4	ELECTION OF EXECUTIVE DIRECTOR: CHUNG, KEEL-SOU			Management	For
04	APPROVAL OF LIMITS OF TOTAL REMUNERATION FOR DIRECTORS			Management	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	22584	0	23-Feb-2009	23-Feb-2009

RIO TINTO PLC
Security		767204100		Meeting Type	Annual
Ticker Symbol		RTP		Meeting Date	15-Apr-2009
ISIN		US7672041008		Agenda	933011695 - Management
Item	Proposal			Type	Vote	For/Against Management
01	TO RECEIVE THE FINANCIAL STATEMENTS AND THE REPORTS OF THE DIRECTORS AND AUDITORS FOR THE YEAR ENDED 31 DECEMBER 2008			Management	For	For
02	APPROVAL OF THE REMUNERATION REPORT			Management	For	For
03	TO ELECT JAN DU PLESSIS AS A DIRECTOR			Management	For	For
04	TO RE-ELECT SIR DAVID CLEMENTI AS A DIRECTOR			Management	For	For
05	TO RE-ELECT SIR ROD EDDINGTON AS A DIRECTOR			Management	For	For
06	TO RE-ELECT ANDREW GOULD AS A DIRECTOR			Management	For	For
07	TO RE-ELECT DAVID MAYHEW AS A DIRECTOR			Management	For	For
08	RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS AND TO AUTHORISE THE AUDIT COMMITTEE TO DETERMINE THEIR REMUNERATION			Management	For	For
09	NON EXECUTIVE DIRECTORS' FEES			Management	For	For
10	TO INCREASE THE AUTHORISED SHARE CAPITAL AND AUTHORITY TO ALLOT RELEVANT SECURITIES UNDER SECTION 80 OF THE COMPANIES ACT 1985			Management	For	For
11	AUTHORITY TO ALLOT RELEVANT SECURITIES FOR CASH UNDER SECTION 89 OF THE COMPANIES ACT 1985			Management	For	For
12	NOTICE PERIOD FOR GENERAL MEETINGS OTHER THAN ANNUAL GENERAL MEETINGS			Management	For	For
13	AUTHORITY TO PAY SCRIP DIVIDENDS			Management	For	For
14	ADOPTION AND AMENDMENT OF NEW ARTICLES OF ASSOCIATION OF THE COMPANY			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	10813	97309	03-Apr-2009	03-Apr-2009

COMPANHIA VALE DO RIO DOCE
Security		204412209		Meeting Type	Special
Ticker Symbol		RIO		Meeting Date	16-Apr-2009
ISIN		US2044122099		Agenda	933027953 - Management
Item	Proposal			Type	Vote	For/Against Management
O1A	APPRECIATION OF THE MANAGEMENTS' REPORT AND ANALYSIS, DISCUSSION AND VOTE ON THE FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008			Management	For	For
O1B	PROPOSAL FOR THE DESTINATION OF PROFITS OF THE SAID FISCAL YEAR AND APPROVAL OF THE INVESTMENT BUDGET FOR VALE			Management	For	For
O1C	APPOINTMENT OF THE MEMBERS OF THE BOARD OF DIRECTORS			Management	For	For
O1D	APPOINTMENT OF THE MEMBERS OF THE FISCAL COUNCIL			Management	For	For
O1E	ESTABLISHMENT OF THE REMUNERATION OF THE SENIOR MANAGEMENT AND FISCAL COUNCIL MEMBERS			Management	For	For
E2A	TO CHANGE THE LEGAL NAME OF THE COMPANY TO "VALE S.A.", WITH THE CONSEQUENT AMENDMENT OF ARTICLE 1 OF VALE'S BY-LAWS IN ACCORDANCE WITH THE NEW GLOBAL BRAND UNIFICATION			Management	For	For
E2B	TO ADJUST ARTICLE 5 OF VALE'S BY-LAWS TO REFLECT THE CAPITAL INCREASE RESOLVED IN THE BOARD OF DIRECTORS MEETINGS HELD ON JULY 22, 2008 AND AUGUST 05, 2008			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	947444	0	02-Apr-2009	02-Apr-2009

A.M. CASTLE & CO.
Security		148411101		Meeting Type	Annual
Ticker Symbol		CAS		Meeting Date	23-Apr-2009
ISIN		US1484111018		Agenda	933022561 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	BRIAN P. ANDERSON			For	For
	2	THOMAS A. DONAHOE			For	For
	3	ANN M. DRAKE			For	For
	4	MICHAEL. H. GOLDBERG			For	For
	5	WILLIAM K. HALL			For	For
	6	ROBERT S. HAMADA			For	For
	7	PATRICK J. HERBERT, III			For	For
	8	TERRENCE J. KEATING			For	For
	9	PAMELA FORBES LIEBERMAN			For	For
	10	JOHN MCCARTNEY			For	For
	11	MICHAEL SIMPSON			For	For
02	VOTE TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.			Management	For	For
03	VOTE TO APPROVE THE MATERIAL TERMS OF THE PERFORMANCE MEASUREMENTS SET FORTH IN OUR 2008 RESTRICTED STOCK, STOCK OPTION AND EQUITY COMPENSATION PLAN.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	39339	0	22-Apr-2009	22-Apr-2009

UNITED STATES STEEL CORPORATION
Security		912909108		Meeting Type	Annual
Ticker Symbol		X		Meeting Date	28-Apr-2009
ISIN		US9129091081		Agenda	933012495 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	FRANK J. LUCCHINO			For	For
	2	SETH E. SCHOFIELD			For	For
	3	JOHN P. SURMA			For	For
	4	DAVID S. SUTHERLAND			For	For
02	APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	128187	0	27-Apr-2009	27-Apr-2009

OLYMPIC STEEL, INC.
Security		68162K106		Meeting Type	Annual
Ticker Symbol		ZEUS		Meeting Date	29-Apr-2009
ISIN		US68162K1060		Agenda	933029111 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	MICHAEL D. SIEGAL			For	For
	2	ARTHUR F. ANTON			For	For
	3	JAMES B. MEATHE			For	For
02	RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	18211	0	28-Apr-2009	28-Apr-2009

GRUPO SIMEC, S.A.B. DE C.V.
Security		400491106		Meeting Type	Annual
Ticker Symbol		SIM		Meeting Date	30-Apr-2009
ISIN		US4004911065		Agenda	933054796 - Management
Item	Proposal			Type	Vote	For/Against Management
01	APPOINTMENT OF EXAMINERS, ATTENDANCE COMPUTATION AND DECLARATION, IN ITS CASE, OF BEING LEGALLY INSTALLED THE MEETING.			Management	For
02	PRESENTATION OF CHIEF EXECUTIVE OFFICER REPORT TO WHICH ARTICLE 44 DISPOSITION XI OF THE SECURITIES MARKET LAW MAKES REFERENCE.			Management	For
03	PRESENTATION OF THE 2008 INDIVIDUAL AND CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY AND OF THE CORPORATIONS TO WHICH ARTICLE 3, SECOND PARAGRAPH OF THE SECURITIES MARKET LAW MAKES REFERENCE.			Management	For
04	PRESENTATION OF BOARD'S REPORT TO WHICH ARTICLE 28 PARAGRAPHS C), D) AND E) OF SECURITIES MARKET LAW MAKES REFERENCE, THAT INCLUDES REPORT ABOUT ACQUISITION AND REPLACEMENT OF OWN SHARES.			Management	For
05	PRESENTATION OF THE AUDIT AND COMPANY'S PRACTICES COMMITTEE ANNUAL REPORT.			Management	For
06	APPLICATION OF THE RESULTS OBTAINED IN THE MENTIONED FISCAL YEAR.			Management	For
07	APPOINTMENT OF MEMBERS OF BOARD OF DIRECTORS AND OF THE AUDIT & PRACTICES COMMITTEE, INCLUDING ITS PRESIDENT, DETERMINATION OF THEIR FEES; AND APPOINTMENT OF THE SECRETARY OF THE CORPORATION.			Management	For
08	APPOINTMENT OF SPECIAL DELEGATES TO FORMALIZE THE RESOLUTIONS ADOPTED AT THE MEETING.			Management	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	309788	26000	24-Apr-2009	24-Apr-2009

ALLEGHENY TECHNOLOGIES INCORPORATED
Security		01741R102		Meeting Type	Annual
Ticker Symbol		ATI		Meeting Date	07-May-2009
ISIN		US01741R1023		Agenda	933019742 - Management
Item	Proposal			Type	Vote	For/Against Management
A	DIRECTOR			Management
	1	DIANE C. CREEL*			For	For
	2	JAMES E. ROHR*			For	For
	3	LOUIS J. THOMAS*			For	For
	4	BARBARA S. JEREMIAH**			For	For
B	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	169741	8135	06-May-2009	06-May-2009

THE TIMKEN COMPANY
Security		887389104		Meeting Type	Annual
Ticker Symbol		TKR		Meeting Date	12-May-2009
ISIN		US8873891043		Agenda	933026242 - Management
Item	Proposal			Type	Vote	For/Against Management
1	DIRECTOR			Management
	1	JOSEPH W. RALSTON			For	For
	2	JOHN P. REILLY			For	For
	3	JOHN M. TIMKEN, JR.			For	For
	4	JACQUELINE F. WOODS			For	For
2	TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2009.			Management	For	For
3
SHAREHOLDER PROPOSAL REQUESTING THAT THE
COMPANY AMEND ITS ARTICLES OF INCORPORATION TO
PROVIDE THAT DIRECTORS BE ELECTED BY AFFIRMATIVE
VOTE OF THE MAJORITY OF VOTES CAST AT AN ANNUAL
MEETING OF SHAREHOLDERS.
				Shareholder	For	Against
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	170080	0	11-May-2009	11-May-2009

CLIFFS NATURAL RESOURCES INC.
Security		18683K101		Meeting Type	Annual
Ticker Symbol		CLF		Meeting Date	12-May-2009
ISIN		US18683K1016		Agenda	933026901 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	R.C. CAMBRE			For	For
	2	J.A. CARRABBA			For	For
	3	S.M. CUNNINGHAM			For	For
	4	B.J. ELDRIDGE			For	For
	5	S.M. GREEN			For	For
	6	J.D. IRELAND III			For	For
	7	F.R. MCALLISTER			For	For
	8	R. PHILLIPS			For	For
	9	R.K. RIEDERER			For	For
	10	A. SCHWARTZ			For	For
02	A PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO EXAMINE OUR CONSOLIDATED FINANCIAL STATEMENTS FOR THE 2009 FISCAL YEAR.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	174251	0	11-May-2009	11-May-2009

ARCELORMITTAL
Security		03938L104		Meeting Type	Annual
Ticker Symbol		MT		Meeting Date	12-May-2009
ISIN		US03938L1044		Agenda	933062793 - Management
Item	Proposal			Type	Vote	For/Against Management
A1	APPROVAL OF THE CONSOLIDATED FINANCIAL STATEMENTS FOR THE FINANCIAL YEAR 2008.			Management	For	For
A2	APPROVAL OF THE PARENT COMPANY ANNUAL ACCOUNTS FOR THE FINANCIAL YEAR 2008.			Management	For	For
A3	ALLOCATION OF RESULTS IN RELATION TO THE FINANCIAL YEAR 2008.			Management	For	For
A4	DETERMINATION OF THE DIVIDEND.			Management	For	For
A5	DETERMINATION OF DIRECTORS' COMPENSATION AND ATTENDANCE FEES.			Management	For	For
A6	DISCHARGE OF THE DIRECTORS.			Management	For	For
A7
STATUTORY ELECTIONS OF MEMBERS OF THE BOARD OF
DIRECTORS- TTHE GENERAL MEETING ACKNOWLEDGES
THE END OF THE MANDATES OF SIX DIRECTORS, BEING
MESSRS. MARTI, SILVA DE FREITAS, ROSS, VAGHUL,
PINAULT AND HANSEN, AND RE-ELECTS THE FOLLOWING
THREE MEMBERS OF THE BOARD OF DIRECTORS FOR A
THREE-YEAR MANDATE.
				Management	For	For
A8	RE-ELECTION OF DIRECTOR: NARAYANAN VAGHUL.			Management	For	For
A9	RE-ELECTION OF DIRECTOR: WILBUR L. ROSS.			Management	For	For
A10	RE-ELECTION OF DIRECTOR: FRANCOIS PINAULT.			Management	For	For
A11	RENEWAL OF THE AUTHORISATION OF THE BOARD OF DIRECTORS OF THE COMPANY AND OF THE CORPORATE BODIES OF OTHER COMPANIES IN THE ARCELORMITTAL GROUP TO ACQUIRE SHARES IN THE COMPANY.			Management	For	For
A12	APPOINTMENT OF AN INDEPENDENT COMPANY AUDITOR FOR THE PURPOSES OF THE PARENT COMPANY ANNUAL ACCOUNTS AND THE CONSOLIDATED FINANCIAL STATEMENTS FOR THE FINANCIAL YEAR 2009.			Management	For	For
A13	DECISION TO GRANT THE BOARD OF DIRECTORS THE OPTION TO PAY BONUSES IN RELATION TO THE FINANCIAL YEARS 2008 AND 2009 PARTLY IN SHARES AND IN CASH.			Management	For	For
A14	DECISION TO AUTHORISE THE BOARD OF DIRECTORS TO ISSUE SHARE OPTIONS OR OTHER EQUITY BASED AWARDS UNDER THE LONG TERM INCENTIVE PLAN 2009-2018.			Management	For	For
A15	DECISION TO AUTHORISE THE BOARD OF DIRECTORS TO IMPLEMENT THE EMPLOYEE SHARE PURCHASE PLAN 2009.			Management	For	For
E16
DECISION TO (I) RENEW FOR A FIVE-YEAR PERIOD THE
AUTHORISED SHARE CAPITAL OF EUR 7,082,460,000
REPRESENTED BY 1,617,000,000 SHARES WITHOUT
NOMINAL VALUE, COMPARED TO THE COMPANY'S ISSUED
SHARE CAPITAL OF EUR 6,345,859,399.86 REPRESENTED BY
1,448,826,347 SHARES WITHOUT NOMINAL VALUE,
REPRESENTING A POTENTIAL MAXIMUM INCREASE IN THE
COMPANY'S ISSUED SHARE CAPITAL OF 168,173,653 NEW
SHARES, AND (II) AUTHORISE THE BOARD OF DIRECTORS
OF THE COMPANY TO ISSUE, WITHIN THE LIMIT OF SUCH
AUTHORISED SHARE CAPITAL, NEW SHARES FOR VARIOUS
TRANSACTIONS.
				Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	100369	359601	04-May-2009	04-May-2009

GERDAU AMERISTEEL CORPORATION
Security		37373P105		Meeting Type	Annual
Ticker Symbol		GNA		Meeting Date	13-May-2009
ISIN		CA37373P1053		Agenda	933058009 - Management
Item	Proposal			Type	Vote	For/Against Management
A	DIRECTOR			Management
	1	PHILLIP E. CASEY			For	For
	2	JOSEPH J. HEFFERNAN			For	For
	3	J. GERDAU JOHANNPETER			For	For
	4	F.C. GERDAU JOHANNPETER			For	For
	5	A. GERDAU JOHANNPETER			For	For
	6	CLAUDIO JOHANNPETER			For	For
	7	J. SPENCER LANTHIER			For	For
	8	MARIO LONGHI			For	For
	9	RICHARD MCCOY			For	For
	10	RICK J. MILLS			For	For
	11	ARTHUR SCACE			For	For
B	THE APPOINTMENT OF DELOITTE & TOUCHE LLP, AS AUDITORS OF GERDAU AMERISTEEL AND THE AUTHORIZATION OF THE DIRECTORS TO FIX THE AUDITORS' REMUNERATION.			Management	For	For

Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	811861	5849	14-May-2009

NUCOR CORPORATION
Security		670346105		Meeting Type	Annual
Ticker Symbol		NUE		Meeting Date	14-May-2009
ISIN		US6703461052		Agenda	933023323 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	CLAYTON C. DALEY, JR.			For	For
	2	HARVEY B. GANTT			For	For
	3	BERNARD L. KASRIEL			For	For
	4	CHRISTOPHER J. KEARNEY			For	For
02	RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS NUCOR'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2009			Management	For	For
03	STOCKHOLDER PROPOSAL REGARDING MAJORITY VOTE			Shareholder	Abstain	Against
04	STOCKHOLDER PROPOSAL REGARDING DECLASSIFICATION OF BOARD OF DIRECTORS			Shareholder	For	Against
05	STOCKHOLDER PROPOSAL REGARDING HUMAN RIGHTS			Shareholder	Abstain	Against
06	STOCKHOLDER PROPOSAL REGARDING PRINCIPLES FOR HEALTH CARE REFORM			Shareholder	Abstain	Against
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	106737	0	14-May-2009

GIBRALTAR INDUSTRIES, INC.
Security		374689107		Meeting Type	Annual
Ticker Symbol		ROCK		Meeting Date	18-May-2009
ISIN		US3746891072		Agenda	933036039 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	DAVID N. CAMPBELL			For	For
	2	ROBERT E. SADLER, JR.			For	For
02	PROPOSAL TO APPROVE THE ADOPTION OF THE THIRD AMENDMENT AND RESTATEMENT OF THE GIBRALTAR INDUSTRIES, INC. 2005 EQUITY INCENTIVE PLAN.			Management	For	For
03	PROPOSAL TO APPROVE THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	48080	0	11-May-2009	12-May-2009

RELIANCE STEEL & ALUMINUM CO.
Security		759509102		Meeting Type	Annual
Ticker Symbol		RS		Meeting Date	20-May-2009
ISIN		US7595091023		Agenda	933042537 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	THOMAS W. GIMBEL			For	For
	2	DOUGLAS M. HAYES			For	For
	3	FRANKLIN R. JOHNSON			For	For
	4	LESLIE A. WAITE			For	For
02	TO RATIFY KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO PERFORM THE ANNUAL AUDIT OF OUR 2009 FINANCIAL STATEMENTS.			Management	For	For
03	IN THE PROXYHOLDERS' DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	130031	0	19-May-2009	19-May-2009

UNIVERSAL STAINLESS & ALLOY PRODS., INC.
Security		913837100		Meeting Type	Annual
Ticker Symbol		USAP		Meeting Date	20-May-2009
ISIN		US9138371003		Agenda	933063985 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	CHRISTOPHER L. AYERS			For	For
	2	DOUGLAS M. DUNN			For	For
	3	M. DAVID KORNBLATT			For	For
	4	CLARENCE M. MCANINCH			For	For
	5	DENNIS M. OATES			For	For
	6	UDI TOLEDANO			For	For
02	RATIFICATION OF THE APPOINTMENT OF SCHNEIDER DOWNS & CO., INC. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2009			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	10623	0	19-May-2009	19-May-2009

L.B. FOSTER COMPANY
Security		350060109		Meeting Type	Annual
Ticker Symbol		FSTR		Meeting Date	21-May-2009
ISIN		US3500601097		Agenda	933046193 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	G. THOMAS MCKANE			For	For
	2	WILLIAM H. RACKOFF			For	For
	3	DIANE B. OWEN			For	For
	4	PETER MCILROY II			For	For
	5	SUZANNE B. ROWLAND			For	For
	6	LEE B. FOSTER II			For	For
	7	STAN L. HASSELBUSCH			For	For
02	RATIFY APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2009.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	16436	0	20-May-2009	20-May-2009

STEEL DYNAMICS, INC.
Security		858119100		Meeting Type	Annual
Ticker Symbol		STLD		Meeting Date	21-May-2009
ISIN		US8581191009		Agenda	933047664 - Management
Item	Proposal			Type	Vote	For/Against Management
01	DIRECTOR			Management
	1	KEITH E. BUSSE			For	For
	2	MARK D. MILLETT			For	For
	3	RICHARD P. TEETS, JR.			For	For
	4	JOHN C. BATES			For	For
	5	DR. FRANK D. BYRNE			For	For
	6	PAUL B. EDGERLEY			For	For
	7	RICHARD J. FREELAND			For	For
	8	DR. JURGEN KOLB			For	For
	9	JAMES C. MARCUCCILLI			For	For
	10	JOSEPH D. RUFFOLO			For	For
02	TO APPROVE THE AUDIT COMMITTEE'S APPOINTMENT OF ERNST & YOUNG LLP AS STEEL DYNAMICS, INC.'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR 2009.			Management	For	For
03	TO GIVE PROXIES DISCRETION TO VOTE ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	385620	0	20-May-2009	20-May-2009

AK STEEL HOLDING CORPORATION
Security		001547108		Meeting Type	Annual
Ticker Symbol		AKS		Meeting Date	28-May-2009
ISIN		US0015471081		Agenda	933051485 - Management
Item	Proposal			Type	Vote	For/Against Management
1	DIRECTOR			Management
	1	RICHARD A. ABDOO			For	For
	2	JOHN S. BRINZO			For	For
	3	DENNIS C. CUNEO			For	For
	4	WILLIAM K. GERBER			For	For
	5	DR. BONNIE G. HILL			For	For
	6	ROBERT H. JENKINS			For	For
	7	RALPH S. MICHAEL, III			For	For
	8	SHIRLEY D. PETERSON			For	For
	9	DR. JAMES A. THOMSON			For	For
	10	JAMES L. WAINSCOTT			For	For
2	RATIFICATION OF THE AUDIT COMMITTEE'S APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	198719	0	27-May-2009	27-May-2009

TERNIUM S.A.
Security		880890108		Meeting Type	Annual
Ticker Symbol		TX		Meeting Date	03-Jun-2009
ISIN		US8808901081		Agenda	933087694 - Management
Item	Proposal			Type	Vote	For/Against Management
01	CONSIDERATION OF THE BOARD AND INDEPENDENT AUDITOR'S REPORTS ON THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS.			Management	For	For
02	CONSIDERATION OF THE BOARD OF DIRECTORS' AND INDEPENDENT AUDITOR'S REPORTS ON THE COMPANY'S ANNUAL ACCOUNTS. APPROVAL OF THE COMPANY'S ANNUAL ACCOUNTS AS AT DECEMBER 31, 2008.			Management	For	For
03	ALLOCATION OF RESULTS.			Management	For	For
04	DISCHARGE TO THE MEMBERS OF THE BOARD OF DIRECTORS FOR THE EXERCISE OF THEIR MANDATE THROUGHOUT THE YEAR ENDED DECEMBER 31, 2008.			Management	For
05	ELECTION OF THE MEMBERS OF THE BOARD OF DIRECTORS.			Management	For
06	COMPENSATION OF THE MEMBERS OF THE BOARD OF DIRECTORS.			Management	For
07	APPOINTMENT OF THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009 AND APPROVAL OF THEIR FEES.			Management	For	For
08	AUTHORIZATION TO THE BOARD OF DIRECTORS TO DELEGATE THE DAY-TO-DAY MANAGEMENT OF THE COMPANY'S BUSINESS TO ONE OR MORE OF ITS MEMBERS.			Management	For
09	AUTHORIZATION TO THE BOARD OF DIRECTORS TO APPOINT ONE OR MORE OF ITS MEMBERS AS THE COMPANY'S ATTORNEY-IN-FACT.			Management	For
10	AUTHORIZATION TO THE BOARD OF DIRECTORS OF THE COMPANY OR THE BOARD OF DIRECTORS OR OTHER GOVERNING BODIES OF THE COMPANY'S SUBSIDIARIES TO ACQUIRE SHARES OF THE COMPANY.			Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	230282	191700	28-May-2009	28-May-2009

ARCELORMITTAL
Security		03938L104		Meeting Type	Special
Ticker Symbol		MT		Meeting Date	17-Jun-2009
ISIN		US03938L1044		Agenda	933109135 - Management
Item	Proposal			Type	Vote	For/Against Management
01
DECISION TO (I) RENEW FOR A FIVE-YEAR PERIOD THE
AUTHORISED SHARE CAPITAL OF  EUR 7,082,460,000
REPRESENTED BY 1,617,000,000 SHARES WITHOUT
NOMINAL VALUE, AND (II) AUTHORISE THE BOARD TO
ISSUE, NEW SHARES FOR VARIOUS TYPES OF
TRANSACTIONS, AND TO AMEND ARTICLE 5.5 OF THE
ARTICLES OF ASSOCIATION OF THE COMPANY.
				Management	For	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	64551	520346	08-Jun-2009	08-Jun-2009

MECHEL OAO
Security		583840103		Meeting Type	Annual
Ticker Symbol		MTL		Meeting Date	30-Jun-2009
ISIN		US5838401033		Agenda	933112788 - Management
Item	Proposal			Type	Vote	For/Against Management
01	TO APPROVE THE ANNUAL REPORT OF MECHEL OPEN JOINT STOCK COMPANY FOR 2008.			Management	For
02	TO APPROVE THE ANNUAL FINANCIAL STATEMENTS INCLUSIVE OF THE INCOME STATEMENT (PROFIT AND LOSS ACCOUNT) OF THE COMPANY FOR 2008.			Management	For
03	TO APPROVE DISTRIBUTION OF THE COMPANY'S PROFIT, INCLUDING PAYMENT (DECLARATION) OF DIVIDEND, BASED ON THE FINANCIAL YEAR RESULTS.			Management	For
5A	TO ELECT THE MEMBER OF THE AUDIT COMMISSION OF MECHEL OPEN JOINT STOCK COMPANY: ZAGREBIN, ALEKSEY VYACHESLAVOVICH			Management	For
5B	TO ELECT THE MEMBER OF THE AUDIT COMMISSION OF MECHEL OPEN JOINT STOCK COMPANY: MIKHAYLOVA, NATALYA GRIGORYEVNA			Management	For
5C	TO ELECT THE MEMBER OF THE AUDIT COMMISSION OF MECHEL OPEN JOINT STOCK COMPANY: RADISHEVSKAYA, LYUDMILA EDUARDOVNA			Management	For
06	TO APPROVE THE CLOSED JOINT STOCK COMPANY, ENERGY CONSULTING/ AUDIT TO BE THE AUDITOR OF THE COMPANY.			Management	For
07	TO APPROVE AMENDMENTS TO THE CHARTER OF THE COMPANY.			Management	For
08	TO AMEND THE BYLAW ON GENERAL SHAREHOLDERS' MEETING.			Management	For
09	TO AMEND THE BYLAW ON COLLEGIAL EXECUTIVE BODY (MANAGEMENT BOARD).			Management	For
10	TO APPROVE RELATED PARTY TRANSACTIONS.			Management	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	1284690	200	18-Jun-2009	18-Jun-2009

MECHEL OAO
Security		583840103		Meeting Type	Annual
Ticker Symbol		MTL		Meeting Date	30-Jun-2009
ISIN		US5838401033		Agenda	933113413 - Management
Item	Proposal			Type	Vote	For/Against Management
4A	ELECTION OF DIRECTOR: ZYUZIN, IGOR VLADIMIROVICH			Management	For
4B	ELECTION OF DIRECTOR: IVANUSHKIN, ALEKSEY GENNADYEVICH			Management	For
4C	ELECTION OF DIRECTOR: YEVTUSHENKO, ALEXANDER EVDOKIMOVICH			Management	For
4D	ELECTION OF DIRECTOR: POLIN, VLADIMIR ANATOLYEVICH			Management	For
4E	ELECTION OF DIRECTOR: KOLPAKOV, SERAFIM VASSILYEVICH			Management	For
4F	ELECTION OF DIRECTOR: PROSKURNYA, VALENTIN VASSILYEVICH			Management	For
4G	ELECTION OF DIRECTOR: JOHNSON, ARTHUR DAVID			Management	For
4H	ELECTION OF DIRECTOR: GALE, ROGER IAN			Management	For
4I	ELECTION OF DIRECTOR: KOZHUKHOVSKIY, IGOR STEPANOVICH			Management	For
4J	ELECTION OF DIRECTOR: GUSEV, VLADIMIR VASSILYEVICH			Management	For
Account Number		Custodian	Ballot Shares	Unavailable Shares	Vote Date	Date Confirmed
000262698		93I	1284690	200	18-Jun-2009	18-Jun-2009